Registration Nos. 333-17217 and 811-07953

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2015

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 114	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 117	☒
(Check appropriate box or boxes)

EQ ADVISORS TRUST

(formerly 787 Trust)

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (212) 554-1234

Patricia Louie, Esq.

Executive Vice President and General Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and address of agent for service)

Please send copies of all communications to:

Clifford J. Alexander, Esq.

Mark C. Amorosi, Esq.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

Title of Securities Being Registered: Class IA, Class IB and Class K Shares of Beneficial Interest

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on (April 30, 2015) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on ( ) pursuant to paragraph (a) of Rule 485
☐	75 days after filing pursuant to paragraph (a)

if appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Part A –Prospectus for Master Prospectus for EQ Advisors Trust, Prospectus for All Asset Allocation Portfolios, Prospectus for AXA/Franklin Templeton Managed Volatility Portfolio, Prospectus for ETF Portfolios, Prospectus for Strategic Allocation Portfolios and Prospectus for AXA Managed Volatility Portfolios (collectively, the “Portfolios”)

Part B – Statement of Additional Information for the Portfolios.

Part C – Other Information

Signature Page

Exhibits

EQ Advisors TrustSM

Prospectus dated May 1, 2015

This Prospectus describes fifty-eight (58) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA, Class IB and Class K shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Portfolios

AXA Global Equity Managed Volatility

AXA International Core Managed Volatility

AXA International Value Managed Volatility

AXA Large Cap Core Managed Volatility

AXA Large Cap Growth Managed Volatility

AXA Large Cap Value Managed Volatility

AXA Mid Cap Value Managed Volatility

AXA Natural Resources†

AXA SmartBeta Equity†

AXA/AB Dynamic Moderate Growth

AXA/AB Small Cap Growth

AXA/Franklin Balanced Managed Volatility

AXA/Franklin Small Cap Value Managed Volatility

AXA/Horizon Small Cap Value†

AXA/Loomis Sayles Growth

AXA/Lord Abbett Micro Cap†

AXA/Morgan Stanley Small Cap Growth†

AXA/Mutual Large Cap Equity Managed Volatility

AXA/Pacific Global Small Cap Value†

AXA/Templeton Global Equity Managed Volatility

EQ/BlackRock Basic Value Equity

EQ/Boston Advisors Equity Income

EQ/Calvert Socially Responsible

EQ/Capital Guardian Research

EQ/Common Stock Index

EQ/Convertible Securities†

EQ/Emerging Markets Equity PLUS†

EQ/Equity 500 Index

EQ/GAMCO Mergers and Acquisitions

EQ/GAMCO Small Company Value

EQ/International Equity Index

EQ/Invesco Comstock

EQ/JPMorgan Value Opportunities

EQ/Large Cap Growth Index

EQ/Large Cap Value Index

EQ/MFS International Growth

EQ/Mid Cap Index

EQ/Morgan Stanley Mid Cap Growth

EQ/Oppenheimer Global

EQ/Real Estate PLUS†

EQ/Small Company Index

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth and Income

EQ/Wells Fargo Omega Growth

Multimanager Aggressive Equity

Multimanager Mid Cap Growth

Multimanager Mid Cap Value

Multimanager Technology

Fixed Income Portfolios

AXA/AB Short Duration Government Bond

EQ/Core Bond Index

EQ/Global Bond PLUS

EQ/High Yield Bond†

EQ/Intermediate Government Bond

EQ/Money Market

EQ/PIMCO Global Real Return†

EQ/PIMCO Ultra Short Bond

EQ/Quality Bond PLUS

Multimanager Core Bond

*	Not all of these Portfolios may be available as an investment in your variable life or annuity product or under your retirement plan. In addition, certain of these Portfolios may be available only as underlying investment portfolios of certain other portfolios of EQ Advisors Trust and AXA Premier VIP Trust and may not be available directly as an investment under your variable life or annuity product or retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.
†	The Trust offers only Class IB and Class K shares of this Portfolio.

The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IA/IB/K Master

(791918)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

AXA Global Equity Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Global Equity Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.72%	0.72%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.19%	0.19%	0.19%
Total Annual Portfolio Operating Expenses	1.16%	1.16%	0.91%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$118	$368	$638	$1,409
Class IB Shares	$118	$368	$638	$1,409
Class K Shares	$93	$290	$504	$1,120

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two or more investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. This Portfolio’s investments in equity securities may include common stocks, preferred stocks, warrants, depositary receipts, and other equity securities, and financial instruments that derive their value from such securities. The Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 70% of the Portfolio’s net assets.

Under normal circumstances, the Portfolio invests primarily in equity securities of foreign companies, including emerging market equity securities. The Portfolio also may invest in equity securities of issuers located in North America and other developed countries.

For this Portfolio, an emerging market country is any country that the International Bank for Reconstruction and Development (commonly known as “The World Bank”) or similar major financial institution has determined to have a low or middle economy, or countries included in the MSCI Emerging Markets Index (“MSCI EM”). In addition, for this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

•	its principal securities trading market is in an emerging market country;

•	alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; or

•	it is organized under the laws of, or has a principal office in, an emerging market country.

The Active Allocated Portion invests primarily in equity securities of U.S. and non-U.S. companies that, in the view of the Sub-Advisers, have good prospects for future growth. Other factors, such as country and regional factors, are considered by the Sub-Advisers. The Active Allocated Portion’s Sub-Advisers may sell a security for a variety of reasons, such as to make other investments believed by a Sub-Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio is comprised of three strategies, which seek to track the performance (before fees and expenses) of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500”), the MSCI EAFE Index (“MSCI EAFE”), and the MSCI EM, respectively, each with minimal tracking error. The Index Allocated Portion’s assets will be allocated in approximately the following manner: 30-50% in each of the S&P 500 and MSCI EAFE and 10-30% in the MSCI EM. Each such strategy is commonly referred to as an indexing strategy.

EQ Advisors Trust	About the investment portfolios	3

Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the ”Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to

4	About the investment portfolios	EQ Advisors Trust

the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

EQ Advisors Trust	About the investment portfolios	5

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

6	About the investment portfolios	EQ Advisors Trust

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
26.02% (2009 2nd Quarter)	–30.61% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
AXA Global Equity Managed Volatility Portfolio – Class IA Shares	1.68%	7.03%	8.93%
AXA Global Equity Managed Volatility Portfolio – Class IB Shares	1.68%	6.94%	8.76%
AXA Global Equity Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	1.94%	N/A	10.81%
MSCI All Country World (Net) Index (reflects no deduction for fees or expenses)	4.16%	9.17%	6.09%
Volatility Managed Index – Global Blend (reflects no deduction for fees, expenses, or taxes)	4.06%	10.01%	7.68%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	–5.48%	4.55%	N/A
Volatility Managed Index – Global Proxy Blend (reflects no deduction for fees, expenses, or taxes)	3.85%	9.91%	N/A

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015
Adam Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

Sub-Adviser: Morgan Stanley Investment Management, Inc. (“MSIM Inc.”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Ruchir Sharma	Managing Director of MSIM Inc.	August 2001
Paul Psaila	Managing Director of MSIM Inc.	August 1997
Eric Carlson	Managing Director of MSIM Inc.	October 2006
Ana Cristina Piedrahita	Executive Director of Morgan Stanley Investment Management Limited, an affiliate of MSIM Inc. (“MSIM Limited”)	October 2006
Munib Madni	Managing Director of Morgan Stanley Investment Management Company, an affiliate of MSIM Inc. (“MSIM Company”)	May 2012
Samuel Rhee	Managing Director of MSIM Company	May 2012
Gaite Ali	Managing Director of MSIM Inc.	April 2013

Sub-Adviser: OppenheimerFunds, Inc. (“Oppenheimer”).

Portfolio Manager: The individual primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Rajeev Bhaman, CFA®	Director of Global Equities and Senior Vice President of Oppenheimer	July 2013

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014

EQ Advisors Trust	About the investment portfolios	7

Name	Title	Date Began Managing the Portfolio
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

8	About the investment portfolios	EQ Advisors Trust

AXA International Core Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA International Core Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.19%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	1.07%	1.06%	0.81%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$109	$340	$590	$1,306
Class IB Shares	$108	$337	$585	$1,294
Class K Shares	$83	$259	$450	$1,002

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion invests primarily in equity securities of foreign companies, including emerging market securities, that, in the view of the Sub-Advisers, have good prospects for future growth. Other factors, such as country and regional factors, are considered by the Sub-Advisers. The Active Allocated Portion’s Sub-Advisers may sell a security for a variety of reasons, such as to make other investments believed by a Sub-Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the MSCI Europe, Australasia and Far East (“EAFE”) Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that

EQ Advisors Trust	About the investment portfolios	9

the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Portfolio also may lend its portfolio securities to earn additional income.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

10	About the investment portfolios	EQ Advisors Trust

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Geographic Concentration Risk: A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

EQ Advisors Trust	About the investment portfolios	11

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

12	About the investment portfolios	EQ Advisors Trust

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
25.00% (2009 2nd Quarter)	–25.28% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
AXA International Core Managed Volatility Portfolio – Class IA Shares	–6.26%	3.15%	3.58%
AXA International Core Managed Volatility Portfolio – Class IB Shares	–6.25%	3.05%	3.39%
AXA International Core Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	–6.02%	N/A	6.04%
MSCI EAFE Index (reflects no deduction for fees or expenses)	–4.90%	5.33%	4.43%
Volatility Managed Index – International (reflects no deduction for fees or expenses)	–4.90%	5.27%	5.73%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	–5.48%	4.55%	N/A
Volatility Managed Index – International Proxy (reflects no deduction for fees, expenses, or taxes)	–5.29%	5.05%	N/A

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in exchange traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam Cohen	Assistant Portfolio Manager of FMG LLC	May 2015

Sub-Adviser: WHV Investments (“WHV”) and its affiliate Hirayama Investments, LLC (“Hirayama Investments”)

Portfolio Manager: The individual primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Richard K. Hirayama	Senior Portfolio Manager and Analyst of WHV, Managing Member of Hirayama Investments	May 2007

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
David Antonelli	Vice Chairman and Portfolio Manager of MFS	June 2013
Kevin Dwan	Investment Officer and Portfolio Manager of MFS	June 2013
Matthew Barrett	Investment Officer and Portfolio Manager of MFS	[March 2015]

Sub-Adviser: EARNEST Partners, LLC (“EARNEST”)

Portfolio Managers: The individual primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Paul Viera	Chief Executive Officer and Partner of EARNEST	May 2014

EQ Advisors Trust	About the investment portfolios	13

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios Trust, a separate registered investment company managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

14	About the investment portfolios	EQ Advisors Trust

AXA International Value Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA International Value Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.17%	0.17%	0.17%
Total Annual Portfolio Operating Expenses	1.02%	1.02%	0.77%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$104	$325	$563	$1,248
Class IB Shares	$104	$325	$563	$1,248
Class K Shares	$79	$246	$428	$954

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval. Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.

The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Sub-Adviser believes provide opportunities for income accompanied by growth of capital. The Active Allocated Portion seeks to invest in securities of foreign companies including companies in emerging market countries that have a market capitalization in excess of $1 billion at the time of purchase.

In choosing investments for the Active Allocated Portion, the Sub-Adviser utilizes a bottom up investment approach to analyze investment opportunities and in conjunction with a top down investment theme to look for what it believes to be truly undervalued companies.

As part of its investment process the Sub-Adviser to the Active Allocated Portion considers the following factors:

•	the selection of stocks with strong and sustainable market positions;

•	undervalued assets and franchise value;

•	secular trends which drive market expansion

•	an understanding of the country, its culture and stock market environment; and

•	on-the-ground regional research.

As part of its selection process, the Sub-Adviser to the Active Allocated Portion looks for companies that exhibit value characteristics which include low price/earnings multiples relative to other investment opportunities; an above average, long-term earnings expectation that is not reflected in the price. Under normal circumstances, the Active Allocated Portion invests in at least ten foreign markets to seek diversification.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index. This strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a replication technique, although in

EQ Advisors Trust	About the investment portfolios	15

certain instances a sampling approach may be utilized. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the indexes without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less

16	About the investment portfolios	EQ Advisors Trust

liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that

EQ Advisors Trust	About the investment portfolios	17

temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Prior to February 1, 2011, this Portfolio consisted entirely of an actively managed Portfolio of equity securities.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. The table below includes the performance of an additional market index that more closely reflects the securities in which the Portfolio invests.

18	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)
26.15% (2009 2nd Quarter)	–22.09% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
AXA International Value Managed Volatility Portfolio – Class IA Shares	–7.13%	3.08%	2.99%
AXA International Value Managed Volatility Portfolio – Class IB Shares	–7.20%	2.95%	2.80%
AXA International Value Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	–6.89%	N/A	6.88%
MSCI EAFE Index (reflects no deduction for fees or expenses)	–4.90%	5.33%	4.43%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	–5.48%	4.55%	N/A
Volatility Managed Index – International Proxy (reflects no deduction for fees, expenses, or taxes)	–5.29%	5.05%	N/A

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in exchange traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam Cohen	Assistant Portfolio Manager of FMG LLC	May 2015

Sub-Adviser: Northern Cross, LLC (“Northern Cross”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Howard Appleby	Principal and Portfolio Manager of Northern Cross	February 2011
Jean-Francois Ducrest	Principal and Portfolio Manager of Northern Cross	February 2011
James LaTorre	Principal and Portfolio Manager of Northern Cross	February 2011

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

EQ Advisors Trust	About the investment portfolios	19

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

20	About the investment portfolios	EQ Advisors Trust

AXA Large Cap Core Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Large Cap Core Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.49%	0.49%	0.49%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.89%	0.89%	0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$91	$284	$493	$1,096
Class IB Shares	$91	$284	$493	$1,096
Class K Shares	$65	$205	$357	$798

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). Large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”) (market capitalization range of approximately $2.9 billion - $647.4 billion as of December 31, 2014), Russell 1000® Index (market capitalization range of approximately $275.2 million - $647.4 billion as of December 31, 2014), Morningstar Large Core Index (market capitalization range of approximately $13.7 billion - $382.9 billion as of December 31, 2014).

The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion invests primarily in equity securities of companies that, in the view of the Sub-Advisers, have either above average growth prospects, or are selling at reasonable valuations, or both. The Sub-Advisers may sell a security for a variety of reasons, such as to make other investments believed by a Sub-Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P 500 with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an

EQ Advisors Trust	About the investment portfolios	21

index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Portfolio also may lend its portfolio securities to earn additional income.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities

22	About the investment portfolios	EQ Advisors Trust

prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures or options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities

EQ Advisors Trust	About the investment portfolios	23

change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio performance compared with the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.69% (2009 2nd Quarter)	–21.76% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
AXA Large Cap Core Managed Volatility Portfolio – Class IA Shares	11.56%	13.16%	6.48%
AXA Large Cap Core Managed Volatility Portfolio – Class IB Shares	11.68%	13.07%	6.29%
AXA Large Cap Core Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	11.84%	N/A	18.82%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Volatility Managed Index – Large Cap Core (reflects no deduction for fees, expenses, or taxes)	13.71%	14.77%	9.48%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in exchange traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam Cohen	Assistant Portfolio Manager of FMG LLC	May 2015

Sub-Adviser: Capital Guardian Trust Company (“Capital Guardian”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Carlos Schonfeld	Co-research portfolio coordinator and Partner of the Capital International Investors division of Capital Research and Management Company, an affiliate of Capital Guardian	June 2013

24	About the investment portfolios	EQ Advisors Trust

Name	Title	Date Began Managing the Portfolio
Cheryl E. Frank	Co-research portfolio coordinator and Partner of the Capital International Investors division of Capital Research and Management Company, an affiliate of Capital Guardian	June 2013

Sub-Adviser: Institutional Capital LLC (“ICAP”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Jerrold K. Senser	Chief Executive Officer and Chief Investment Officer of ICAP	May 2007
Thomas Cole	Senior Executive Vice President and Deputy Chief Investment Officer of ICAP	July 2012
Andrew P. Starr	Executive Vice President and Director of Research of ICAP	July 2014
Matthew T. Swanson	Executive Vice President of ICAP	July 2014

Sub-Adviser: Thornburg Investment Management, Inc. (“Thornburg”)

Portfolio Managers: The members of the team that are jointly primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Connor Browne, CFA	Portfolio Manager and Managing Director of Thornburg	May 2014
Robert MacDonald, CFA	Portfolio Manager of Thornburg	May 2014

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	25

AXA Large Cap Growth Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Large Cap Growth Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.46%	0.46%	0.46%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.87%	0.86%	0.61%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$89	$278	$482	$1,073
Class IB Shares	$88	$274	$477	$1,061
Class K Shares	$62	$195	$340	$762

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Standard & Poor’s 500 Composite Stock Index (market capitalization range of approximately $2.9 billion - $647.4 billion as of December 31, 2014), Russell 1000® Index (market capitalization range of approximately $275.2 million - $647.4 billion as of December 31, 2014), Morningstar Large Core Index (market capitalization range of approximately $13.7 billion - $382.9 billion as of December 31, 2014).

The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion invests primarily in equity securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Sub-Advisers, in current market valuations. The Active Allocated Portion may invest up to 25% of its total assets in securities of foreign companies, including companies based in developing countries. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by a Sub-Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000® Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the ”Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling

26	About the investment portfolios	EQ Advisors Trust

long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Portfolio also may lend its portfolio securities to earn additional income.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

EQ Advisors Trust	About the investment portfolios	27

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager

28	About the investment portfolios	EQ Advisors Trust

seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio performance compared with the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.23% (2009 2nd Quarter)	–21.65% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
AXA Large Cap Growth Managed Volatility Portfolio – Class IA Shares	11.11%	13.60%	8.08%
AXA Large Cap Growth Managed Volatility Portfolio – Class IB Shares	11.07%	13.53%	7.87%
AXA Large Cap Growth Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	11.39%	N/A	19.04%
Russell 1000 Growth® Index (reflects no deduction for fees, expenses, or taxes)	13.05%	15.81%	8.49%
Volatility Managed Index – Large Cap Growth (reflects no deduction for fees, expenses, or taxes)	13.40%	14.96%	9.92%

EQ Advisors Trust	About the investment portfolios	29

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in exchange traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2007
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam Cohen	Assistant Portfolio Manager of FMG LLC	May 2015

Sub-Adviser: Marsico Capital Management, LLC (“Marsico”)

Portfolio Manager: The members of the team that are jointly and primarily responsible for the management of a portion the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas F. Marsico	Chief Investment Officer of Marsico	May 2007
Coralie Witter, CFA®	Portfolio Manager and Senior Analyst of Marsico	May 2011

Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Portfolio Manager: The individual primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Joseph Fath, CPA	Vice President of T. Rowe Price and Portfolio Manager	January 2014

Sub-Adviser: Wells Capital Management Inc. (“Wells Capital Management”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas J. Pence, CFA®	Portfolio Manager of Wells Capital Management	June 2013
Michael T. Smith, CFA®	Portfolio Manager of Wells Capital Management	June 2013

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

30	About the investment portfolios	EQ Advisors Trust

AXA Large Cap Value Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Large Cap Value Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.46%	0.46%	0.46%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.86%	0.86%	0.61%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$88	$274	$477	$1,061
Class IB Shares	$88	$274	$477	$1,061
Class K Shares	$62	$195	$340	$762

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Standard & Poor’s 500 Composite Stock Index (market capitalization range of approximately $2.9 billion - $647.4 billion as of December 31, 2014), Russell 1000® Index (market capitalization range of approximately $275.2 million - $647.4 billion as of December 31, 2014), Morningstar Large Core Index (market capitalization range of approximately $13.7 billion - $382.9 billion as of December 31, 2014).

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the Sub-Advisers, are currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. These Sub-Advisers may sell a security for a variety of reasons, such as because it becomes overvalued, shows deteriorating fundamentals or to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing

EQ Advisors Trust	About the investment portfolios	31

investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Portfolio also may lend its portfolio securities to earn additional income.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to

32	About the investment portfolios	EQ Advisors Trust

close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater

EQ Advisors Trust	About the investment portfolios	33

reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio performance compared with the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
17.58% (2009 3rd Quarter)	–24.24% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
AXA Large Cap Value Managed Volatility Portfolio – Class IA Shares	12.25%	13.11%	4.59%
AXA Large Cap Value Managed Volatility Portfolio – Class IB Shares	12.20%	13.01%	4.39%
AXA Large Cap Value Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	12.46%	N/A	19.59%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.45%	15.42%	7.30%
Volatility Managed Index – Large Cap Value (reflects no deduction for fees, expenses, or taxes)	13.60%	14.76%	9.31%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) selection of investments in exchange traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	December 2008
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam Cohen	Assistant Portfolio Manager of FMG LLC	May 2015

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Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Joseph Gerard Paul	Senior Vice President/ Chief Investment Officer – North AmericanValue Equities at AllianceBernstein	October 2009
Gregory Powell	Senior Vice President/ Director of Research U.S. Large Cap Value Equities at AllianceBernstein	May 2011
Christopher W. Marx	Senior Portfolio Manager at AllianceBernstein	January 2010

Portfolio Manager: The Index Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

Sub-Adviser: BlackRock Investment Management, LLC. (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Bartlett Geer, CFA®	Managing Director and Portfolio Manager of BlackRock	July 2013
Carrie King	Managing Director of BlackRock	July 2013

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management. (“MFS”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Nevin P. Chitkara	Investment Officer and Portfolio Manager of MFS	May 2014
Steven R. Gorham	Investment Officer and Portfolio Manager of MFS	May 2014

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	35

AXA Mid Cap Value Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Mid Cap Value Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.54%	0.54%	0.54%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%	0.16%	0.16%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.98%	0.98%	0.73%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$100	$312	$542	$1,201
Class IB Shares	$100	$312	$542	$1,201
Class K Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, medium market capitalization companies means those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Russell Midcap® Index (market capitalization range of approximately $275.2 million - $33.6 billion as of December 31, 2014), Morningstar Mid Core Index (market capitalization range of approximately $1.4 billion - $18.4 billion as of December 31, 2014), Standard & Poor’s MidCap 400 Index (market capitalization range of approximately $842.8 million - $13.9 billion as of December 31, 2014). The Portfolio may invest up to 10% of its assets in foreign securities.

The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the Sub-Advisers, are currently under-valued according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. The Sub-Advisers may sell a security for a variety of reasons, such as it becomes overvalued, shows deteriorating fundamentals or to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell Midcap® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities

36	About the investment portfolios	EQ Advisors Trust

comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Portfolio also may lend its portfolio securities to earn additional income.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory sub-agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

EQ Advisors Trust	About the investment portfolios	37

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more

38	About the investment portfolios	EQ Advisors Trust

volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio performance compared with the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

EQ Advisors Trust	About the investment portfolios	39

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
22.74% (2009 3rd Quarter)	–25.87% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
AXA Mid Cap Value Managed Volatility Portfolio – Class IA Shares	10.87%	14.27%	7.19%
AXA Mid Cap Value Managed Volatility Portfolio – Class IB Shares	10.88%	14.18%	6.98%
AXA Mid Cap Value Managed Volatility Portfolio – Class K Shares (Inception Date: December 1, 2011)	11.14%	N/A	20.52%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	14.75%	17.43%	9.43%
Volatility Managed Index – Mid Cap Value (reflects no deduction for fees, expenses, or taxes)	11.46%	15.46%	10.93%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions, (iii) managing the Portfolio’s equity exposure and (iv) the selection of investments in exchange traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2007
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam Cohen	Assistant Portfolio Manager of FMG LLC	May 2015

Sub-Adviser: Diamond Hill Capital Management, Inc. (“Diamond Hill”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Chris Welch, CFA®	Portfolio Manager and Co-Chief Investment Officer of Diamond Hill	July 2013
Tom Schindler, CFA®	Assistant Portfolio Manager of Diamond Hill	July 2013
Jeanette Hubbard, CFA®	Assistant Portfolio Manager of Diamond Hill	May 2014

Sub-Adviser: Wellington Management Company LLP (“Wellington Management”)

Portfolio Managers: The individual responsible for the management of a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
James N. Mordy	Senior Managing Director and Equity Portfolio Manager of Wellington Management	May 2007

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company,

40	About the investment portfolios	EQ Advisors Trust

other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	41

AXA Natural Resources Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
AXA Natural Resources Portfolio	Class IB Shares	Class K Shares
Management Fee	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	1.10%	1.07%
Total Annual Portfolio Operating Expenses	1.90%	1.62%
Fee Waiver and/or Expense Reimbursement†	–1.00%	–0.97%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.65%
*	Expenses have been restated to reflect current fees.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.90% for Class IB shares and 0.65% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$92	$500	$933	$2,141
Class K Shares	$66	$416	$790	$1,840

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of domestic and foreign companies within the natural resources sector or in other securities or instruments the value of which is related to the market value of some natural resources asset. Such equity securities may include common stocks, preferred stocks, depositary receipts, rights and warrants. The Portfolio normally invests in companies that are involved directly or indirectly in the exploration, development, production or distribution of natural resources. This includes companies that provide services to use, or may benefit from, developments in the natural resources sector or companies that develop, design or provide products and services significant to a country’s or region’s infrastructure and its future evolution. For these purposes “natural resources” generally include: energy (such as utilities, producers/developers, refiners, service/drilling), alternative energy (such as hydrogen, wind, solar), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, pulp, paper), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water). The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio seeks to track the performance (before fees and expenses) of the MSCI World Commodity Producers Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Portfolio uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Portfolio. The Portfolio also may invest in other instruments, such as exchange-traded funds (“ETFs”) or futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of

42	About the investment portfolios	EQ Advisors Trust

the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, sector or geographic region, including a Portfolio that is classified as “non-diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry, sector or geographic region. The use of such a focused investment strategy may increase the volatility of the Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a Portfolio that is more broadly invested.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs,

EQ Advisors Trust	About the investment portfolios	43

changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Natural Resources Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

Sector Concentration Risk: A Portfolio that invests primarily in industries comprising a particular sector could experience greater volatility than funds investing in a broader range of sectors.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Prior to January 20, 2015, a portion of this Portfolio was operated using an active management strategy.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
9.92% (2014 2nd Quarter)	–13.73% (2014 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception
AXA Natural Resources Portfolio — Class IB Shares (Inception Date: February 8, 2013 )	–12.81%	–4.87%
AXA Natural Resources Portfolio — Class K Shares (Inception Date: February 8, 2013 )	–12.59%	–4.63%
MSCI World Commodity Producers (Net) Index (reflects no deduction for fees, expenses, or taxes)	–12.61%	–4.68%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Advisers are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2013

44	About the investment portfolios	EQ Advisors Trust

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	February 2013
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	February 2013
Ben Sklar	Portfolio Manager, Index Strategies of AllianceBernstein	February 2013

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other tax-advantaged investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans to and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	45

AXA SmartBeta Equity Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA SmartBeta Equity Portfolio	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	1.29%	1.29%
Total Annual Portfolio Operating Expenses	2.24%	1.99%
Fee Waiver and/or Expense Reimbursement†	–0.99%	–0.99%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.00%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares and 1.00% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$127	$605	$1,110	$2,498
Class K Shares	$102	$528	$981	$2,237

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities of U.S. companies and foreign companies in developed markets. The Portfolio may invest in large, mid and small capitalization companies and will be broadly diversified across companies and industries. Equity securities in which the Portfolio may invest include common stocks, preferred stocks, warrants, American Depositary Receipts and similar instruments.

The Sub-Adviser believes that investing in equity markets using a traditional indexing approach exposes the investor to general market risk, including concentration in the largest capitalization securities in the applicable index, volatility and unpredictable earnings that, over a market cycle, do not necessarily provide optimal returns. In the Sub-Adviser’s view, market return, or “beta,” can be achieved with less exposure to general market risk. The Sub-Adviser’s SmartBeta Equity strategy seeks to achieve, over a full market cycle, above-market returns with less volatility compared to the equity markets as a whole.

The Sub-Adviser’s strategy differs from a traditional indexing approach under which a portfolio generally invests in all or a representative sample of the securities in the applicable index and weights those securities according to their market capitalization weightings. In constructing the portfolio, the Sub-Adviser begins with a universe of global developed market equity securities. The Sub-Adviser then uses computer-aided quantitative analysis to identify securities for investment. This is accomplished through the application of proprietary filters which interact to analyze individual issuer data for such risk factors as lower earnings quality, higher price volatility, speculation and distress. Those securities that pass the filters are assigned a preliminary weighting in the portfolio. The Sub-Adviser next applies a proprietary diversification methodology which is designed to produce a weighting scheme that reduces concentration risk by applying a greater level of diversification to the largest securities (by market capitalization) that progressively lessens with smaller capitalization companies. The Sub-Adviser may apply this investment selection process to invest in emerging market equity securities. The Sub-Adviser may sell a security for a variety of reasons, such as if its fundamentals no longer meet the Sub-Adviser’s criteria, to secure gains, limit losses, or redeploy assets into securities believed to offer superior investment opportunities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange

46	About the investment portfolios	EQ Advisors Trust

Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P. and AXA Investment Managers, Inc., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Investment Strategy Risk: The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A portfolio comprised of stocks intended to reduce exposure to uncompensated risk may not produce investment exposure that is less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Portfolio stocks may exhibit higher volatility than the Sub-Adviser expects or underperform the markets. The Sub-Adviser’s strategy may result in the Portfolio underperforming the general securities markets, particularly during periods of strong positive market performance.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Quantitative Investing Risk: The success of the Portfolio’s investment strategy depends largely on the effectiveness of the Sub-Adviser’s quantitative model for screening securities for investment. A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

EQ Advisors Trust	About the investment portfolios	47

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
4.83% (2014 2nd Quarter)	–1.84% (2014 3rd Quarter)

Average Annual Total Returns
	One Year	Since Inception
AXA SmartBeta Equity Portfolio — Class IB Shares (Inception Date: October 28, 2013)	7.26%	8.68%
AXA SmartBeta Equity Portfolio — Class K Shares (Inception Date: October 28, 2013)	7.53%	8.96%
MSCI World (Net) Index (reflects no deduction for fees, expenses, or taxes)	4.94%	7.25%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013

Sub-Adviser: AXA Rosenberg Investment Management LLC (“AXA Rosenberg” or the “Sub-Adviser”)

Portfolio Managers: The members of the team primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kevin Chen, CFA®	Pan Asia Chief Investment Officer of AXA Rosenberg	October 2013
Gideon Smith, CFA®	Europe Chief Investment Officer of AXA Rosenberg	October 2013
Will Jump, CFA®	Americas Chief Investment Officer of AXA Rosenberg	October 2013
Cameron Gray	Portfolio Manager of AXA Rosenberg	May 2015
Harry Prabandham	Deputy Chief Investment Officer and Portfolio Manager of AXA Rosenberg	May 2015

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

48	About the investment portfolios	EQ Advisors Trust

AXA/AB Dynamic Moderate Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/AB Dynamic Moderate Growth Portfolio	Class IA Shares		Class IB Shares	Class K Shares
Management Fee	0.73%		0.73%	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.00%
Other Expenses	0.17%	*	0.17%	0.17%	*
Total Annual Portfolio Operating Expenses	1.15%		1.15%	0.90%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$117	$365	$633	$1,398
Class IB Shares	$117	$365	$633	$1,398
Class K Shares	$92	$287	$498	$1,108

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal conditions, the Portfolio will invest in a diversified range of securities and other financial instruments, including derivatives, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed income instruments of issuers located within and outside the United States, and currencies. By adjusting investment exposure among the various asset classes in the Portfolio, the Sub-Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. The Portfolio may gain or adjust exposure to each asset class either through transactions in individual securities or through other instruments, including derivatives.

The Portfolio’s equity investments will be allocated among discrete portions of the Portfolio that will invest in securities included in the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”), Russell 2000® Index (“Russell 2000”), MSCI EAFE Index, FTSE 100 Index, TOPIX Index, DJ EuroSTOXX 50 Index, and S&P/ASX 200 Index, respectively, and in other securities and instruments, such as derivatives, that provide exposure to these indexes. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of the relevant index. This strategy is commonly referred to as an indexing strategy. Depending on the size of the index, the Portfolio may use a replication technique or sampling approach to execute its indexing strategy. As of December 31, 2014, the market capitalization of companies in the S&P 500 Index, which consists of common stocks of 500 of the largest U.S. companies, ranged from $2.9 billion to $647.4 billion; in the S&P MidCap 400 Index, which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, from $842.8 million to $13.9 billion; in the Russell 2000, which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, from $18.96 million to $647.4 billion;, in the MSCI EAFE Index, which measures the equity market performance of developed markets, excluding the U.S. and Canada, from $1.4 billion to $252.1 billion; in the FTSE 100 Index, which represents the performance of the 100 largest UK-domiciled blue chip companies, from $3.9 billion to $182 billion; in the TOPIX Index, which comprises all companies listed on the First Section of the Tokyo Stock Exchange, from $11.9 million to $216.2 billion; in the DJ EuroSTOXX 50 Index, which covers 60% of the free float market capitalization of the EURO STOXX Total Market Index (which in turn covers approximately 95% of the free-float market capitalization of the investable universe in the Eurozone), from $10.1 billion to $122.6 billion; and in the S&P/ASX 200 Index, which represents the 200 largest and most liquid publicly listed companies in Australia, from $85 million to $113.5 billion. The Sub-Adviser may allocate the Portfolio’s investments among these indices based on its assessment of risk in the equity markets relative to potential return. In addition, the Portfolio may obtain equity exposure by investing in preferred stocks, warrants and convertible securities of domestic and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Portfolio’s fixed income investments will consist primarily of investments in securities included in the Citi World Government Bond (“WGB”) Index, the Barclays U.S. Intermediate Government Bond Index and in other securities and instruments, such as derivatives, that provide

EQ Advisors Trust	About the investment portfolios	49

exposure to these indices. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of the relevant index. The Citi WGB Index includes the most significant and liquid government bonds from markets globally that carry at least an investment grade rating. The Barclays U.S. Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

The Sub-Adviser will manage the Portfolio using a Dynamic Asset Allocation strategy, which involves making short-term adjustments to the Portfolio’s asset mix based on proprietary research on various risk and return factors. The approach seeks to minimize the effects of adverse equity market conditions, mitigate both extreme losses and outsized gains, and improve returns through lower volatility. Under normal market conditions, it is expected that the Portfolio’s asset allocation will be approximately 60% in equity securities (or financial instruments that provide investment exposure to such securities) and approximately 40% in fixed income securities (or financial instruments that provide investment exposure to such securities). The Portfolio’s equity investments may range from 0% to 70% of the Portfolio’s net assets depending on volatility. Likewise, the Portfolio’s fixed income investments may range from 30% to 100% of the Portfolio’s net assets depending on volatility. When the Sub-Adviser determines that the risks in the equity markets have risen disproportionately to potential returns, the Portfolio will seek to reduce its equity exposure through the use of derivatives and investments in bonds or other fixed income securities, currencies and other financial instruments.

In implementing the Dynamic Asset Allocation strategy, the Sub-Adviser may invest in derivatives, including futures, forwards, swaps and options, and other instruments rather than investing directly in equity or fixed income securities. These derivatives and other instruments may be used for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage the Portfolio’s exposure to certain asset classes. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. The Sub-Adviser will choose in each case based on considerations of cost and efficiency of access to the desired investment exposure. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities and securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s holdings may be frequently adjusted to reflect the Sub-Adviser’s assessment of changing risks, which could result in high portfolio turnover. The Sub-Adviser believes that these adjustments also can frequently be made efficiently and economically through the use of derivatives strategies. Similarly, when the Sub-Adviser decides to reduce (or eliminate) the Portfolio’s exposure to equity markets, the Sub-Adviser may choose to do so directly through securities transactions or indirectly through derivatives transactions.

The Portfolio may invest in derivatives to the extent permitted by applicable law. It is anticipated that the Portfolio’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. Because the Sub-Adviser will use derivatives to manage the Portfolio’s exposure to different asset classes, the Portfolio’s use of derivatives may be substantial. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. In addition, the Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Sub-Adviser also may use exchange-traded funds (“ETFs”) in seeking to carry out the Portfolio’s investment strategies. The Portfolio also may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), the Portfolio’s investment manager.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a

50	About the investment portfolios	EQ Advisors Trust

third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Sub-Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Dynamic Asset Allocation Strategy Risk: Although the Dynamic Asset Allocation strategy is intended to moderate the Portfolio’s volatility and thereby reduce the overall risk of investing in the Portfolio, it may not work as intended and may result in losses by the Portfolio or periods of underperformance, including periods during which the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. Because the characteristics of many securities change as markets change or time passes, the success of the Dynamic Asset Allocation strategy will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques (such as using futures and options to manage equity exposure) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the Dynamic Asset Allocation strategy will be subject to the Sub-Adviser’s ability to execute the strategy in a timely manner. Futures contracts and other instruments used in connection with the Dynamic Asset Allocation strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to

EQ Advisors Trust	About the investment portfolios	51

the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of the Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite

52	About the investment portfolios	EQ Advisors Trust

index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The inception date for the Portfolio is February 18, 2011. Past performance is not an indication of future performance.

Class IA shares and Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
6.13% (2012 1st Quarter)	–2.94% (2012 2nd Quarter)

Average Annual Total Returns
	One Year	Since Inception
AXA/AB Dynamic Moderate Growth Portfolio – Class IB Shares (Inception Date: February 18, 2011)	4.76%	6.19%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	14.10%
Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	2.52%	2.46%
AXA/AB Dynamic Moderate Growth Index. (reflects no deduction for fees, expenses, or taxes)	5.30%	7.47%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein, L.P. (“AllianceBernstein” or the “Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Daniel J. Loewy	Chief Investment Officer – Multi-Asset Solutions and Dynamic Asset Allocation; and Portfolio Manager of AllianceBernstein	February 2011
Vadim Zlotnikov	Chief Market Strategist; Co-Head – Multi-Asset Solutions; and Portfolio Manager of AllianceBernstein	September 2013

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring investment company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	53

AXA/AB Small Cap Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/AB Small Cap Growth Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.55%	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.99%	0.99%	0.74%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$101	$315	$547	$1,213
Class IB Shares	$101	$315	$547	$1,213
Class K Shares	$76	$237	$411	$918

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes in securities of small capitalization companies with market capitalizations within the range of the Russell 2500™ Index at the time of purchase (market capitalization range of approximately $18.96 million to $13.9 billion as of December 31, 2014). The Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

The Active Allocated Portion invests primarily in U.S. common stocks and other equity securities issued by small capitalization companies that the Sub-Adviser believes to have favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies. The Sub-Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities. The Active Allocated Portion generally engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

The Index Allocated Portion of the Portfolio seeks to track the performance of the Russell 2000® Index (“Russell 2000”) with minimal tracking error. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000 (market capitalization range of approximately $18.96 million to $7.3 billion as of December 31, 2014) in a process known as “sampling.” This process selects stocks for the Index Allocated Portion so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. The Portfolio’s investments in equity securities of small-cap companies included in the Russell 2000 may include financial instruments that derive their value from such securities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

54	About the investment portfolios	EQ Advisors Trust

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Special Situations Risk: A Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
20.95% (2009 2nd Quarter)	–28.78% (2008 4th Quarter)

EQ Advisors Trust	About the investment portfolios	55

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
AXA/AB Small Cap Growth Portfolio – Class IA Shares	3.56%	17.08%	9.02%
AXA/AB Small Cap Growth Portfolio – Class IB Shares	3.60%	16.98%	8.84%
AXA/AB Small Cap Growth Portfolio – Class K Shares (Inception Date: August 26, 2011)	3.86%	N/A	20.53%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	5.60%	16.80%	8.54%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of Portfolio are:

Name	Title	Date Began Managing the Portfolio
Bruce Aronow	Senior Vice President, Portfolio Manager/Research Analyst of AllianceBernstein	May 2000
Samantha Lau	Senior Vice President, Portfolio Manager/Research Analyst of AllianceBernstein	April 2005
Kumar Kirpalani	Senior Vice President, Portfolio Manager/Research Analyst of AllianceBernstein	April 2005
Wen-Tse Tseng	Senior Vice President and Portfolio Manager/Research Analyst of AllianceBernstein	May 2006

Portfolio Manager: The individual primarily responsible for the management of the Index Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

56	About the investment portfolios	EQ Advisors Trust

AXA/Franklin Balanced Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/Franklin Balanced Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.63%	0.63%	0.63%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.04%	1.04%	0.79%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$106	$331	$574	$1,271
Class IB Shares	$106	$331	$574	$1,271
Class K Shares	$81	$252	$439	$978

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets. In addition, the Portfolio invests in a mix of debt and equity securities and normally will invest at least 25% of its net assets in debt securities and at least 25% of its net assets in equity securities.

Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage and asset-backed securities, debentures, zero coupon notes, and shorter term instruments. Equity securities include common stocks and preferred stocks. The Active Allocated Portion may shift its investments from one asset class to another based on the Sub-Adviser’s analysis of the best opportunity for the Portfolio in a given market.

The Active Allocated Portion seeks income by selecting investments such as corporate, foreign and U.S. treasury bonds, as well as stocks with dividend yields the Sub-Adviser believes are attractive. In searching for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries but from time to time, based on economic conditions the Active Allocated Portion may have significant investments in particular sectors.

The Active Allocated Portion may invest up to 100% of its total assets in debt securities that are rated below investment grade, including a portion in defaulted securities. Securities below investment grade include those securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Services (“S&P”) or, if unrated, securities deemed by the Sub-Adviser to be of comparable quality. Such securities are often referred to as “junk bonds.” The Active Allocated Portion may invest in convertible securities without regard to the ratings assigned by ratings services. If subsequent to its purchase a security is downgraded in rating or goes into default, the Sub-Adviser to the Active Allocated Portion will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.

The Active Allocated Portion also may invest in investment grade fixed income securities, asset- and mortgage-backed securities and, to a limited extent, loan participations and U.S. Government securities. The Active Allocated Portion also may invest up to 25% of its assets in foreign securities, including emerging markets securities.

In choosing investments, the Sub-Adviser to the Active Allocated Portion searches for undervalued or out-of-favor securities it believes offer current opportunities for income and significant growth in the future. The Sub-Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Sub-Adviser to offer attractive investment opportunities.

EQ Advisors Trust	About the investment portfolios	57

The Index Allocated Portion of the Portfolio is comprised of two strategies, one of which seeks to track the performance (before fees and expenses) of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”) with minimal tracking error, and a second component which seeks to invest in securities comprising the Barclays U.S. Intermediate Government/Credit Index (“Intermediate Government/Credit Index”), which includes U.S. Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and investment grade corporate bonds with maturities of one to 10 years. Each such strategy is commonly referred to as an indexing strategy. Generally, the S&P 500 portion of the Index Allocated Portion uses a full replication technique, and the Intermediate Government/Credit Index portion of the Index Allocated Portion utilizes a sampling approach. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The portfolio also may use financial instruments such as futures and options to manage duration. Duration is a measure used to determine the sensitivity of a security’s price to interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive.

The Portfolio also may lend its portfolio securities to earn additional income.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Sub-Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell

58	About the investment portfolios	EQ Advisors Trust

certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies may be less liquid and are generally more likely to become worthless than the securities of more financially stable companies. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience significant losses on the security, which may lower the Portfolio’s NAV. Securities tend to lose much of their value before the issuer defaults.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of the Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

EQ Advisors Trust	About the investment portfolios	59

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by a Sub-Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Sector Concentration Risk: A Portfolio that invests primarily in industries comprising a particular sector could experience greater volatility than funds investing in a broader range of sectors.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

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Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market indexes show how the Portfolio’s performance compares with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.03% (2009 2nd Quarter)	–16.14% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA/Franklin Balanced Managed Volatility Portfolio – Class IA Shares (Inception Date: September 15, 2006)	6.21%	8.65%	4.62%
AXA/Franklin Balanced Managed Volatility Portfolio – Class IB Shares (Inception Date: September 15, 2006)	6.21%	8.54%	4.44%
AXA/Franklin Balanced Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	6.48%	N/A	10.49%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.79%
Barclays U.S. Intermediate Government/Credit Index (reflects no deduction for fees, expenses, or taxes)	3.13%	3.54%	4.49%
50% Volatility Managed Index – Large Cap Core/50% Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	8.37%	9.26%	7.45%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015
Adam Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

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Sub-Adviser: Franklin Advisers, Inc. (“Franklin Advisers”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward D. Perks, CFA®	Executive Vice President and Chief Investment Officer Franklin Advisers	August 2006
Alex Peters, CFA®	Vice President and Portfolio Manager of Franklin Advisers	May 2012
Matt Quinlan, CFA®	Vice President and Portfolio Manager of Franklin Advisers	May 2012

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio tracking the S&P 500 Index are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio tracking the Barclays U.S. Intermediate Government/Credit Index are:

Name	Title	Date Began Managing the Portfolio
Scott Radell	Managing Director and Portfolio Manager of BlackRock	June 2010
Karen Uyehara	Director and Portfolio Manager of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

62	About the investment portfolios	EQ Advisors Trust

AXA/Franklin Small Cap Value Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/Franklin Small Cap Value Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	1.17%	1.17%	0.92%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$119	$372	$644	$1,420
Class IB Shares	$119	$372	$644	$1,420
Class K Shares	$94	$293	$509	$1,131

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion will consist of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. For this Portfolio small-capitalization companies are companies with market capitalizations under $3.5 billion at the time of purchase. In addition, securities of small-capitalization companies may include financial instruments that derive their value from the securities of such companies. The Portfolio may invest up to 10% of its assets in foreign securities.

The Active Allocated Portion generally invests in equity securities such as common stocks that the Sub-Adviser to the Active Allocated Portion believes are currently undervalued and have potential for capital appreciation. The Sub-Adviser to the Active Allocated Portion believes that a stock price is undervalued when it is less than the price at which it would trade if the market reflected all factors relating to the company’s worth. The Active Allocated Portion may invest up to 20% of its assets in foreign securities, subject to the Portfolio’s overall limit of 10% of assets invested in foreign securities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Index (“Russell 2000”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a

EQ Advisors Trust	About the investment portfolios	63

statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a

64	About the investment portfolios	EQ Advisors Trust

counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies

EQ Advisors Trust	About the investment portfolios	65

generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio performance compared with the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
25.14% (2009 2nd Quarter)	–28.63% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA/Franklin Small Cap Value Managed Volatility Portfolio – Class IA Shares (Inception Date: September 15, 2006)	2.14%	13.00%	5.61%
AXA/Franklin Small Cap Value Managed Volatility Portfolio – Class IB Shares (Inception Date: September 15, 2006)	2.13%	12.89%	5.46%
AXA/Franklin Small Cap Value Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	2.39%	N/A	18.44%
Russell 2500TM Value Index (reflects no deduction for fees, expenses, or taxes)	7.11%	15.48%	7.35%
Volatility Managed Index – Small Cap Value (reflects no deduction for fees, expenses, or taxes)	5.87%	14.40%	8.60%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	May 2011

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Name	Title	Date Began Managing the Portfolio
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015
Adam Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

Sub-Adviser: Franklin Advisory Services, LLC (“Franklin Advisory”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Steven R. Raineri	Lead Portfolio Manager Franklin Advisory	July 2012
Donald G. Taylor, CPA	Chief Investment Officer, President and Portfolio Manager of Franklin Advisory	September 2006
Christopher Meeker, CFA®	Research Analyst of Franklin Advisory	March 2015

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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AXA/Horizon Small Cap Value Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/Horizon Small Cap Value Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	4.70%	0.23%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	5.80%	1.08%
Fee Waiver and/or Expense Reimbursement†	–4.50%	–0.03%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	1.05%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares and 1.00% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$132	$1,326	$2,500	$5,355
Class K Shares	$107	$340	$593	$1,314

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. For the period from April 21, 2014 through December 31, 2014, the end of the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, small market capitalization companies are those companies with market capitalizations within the range of companies in the Russell 2000® Index (“Russell 2000”) at the time of investment (as of December 31, 2014, the market capitalization of the companies in the Russell 2000 was between $18.96 million and $7.3 billion). The size of companies in the Russell 2000 changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

The Sub-Adviser to the Active Allocated Portion of the Portfolio believes that favorable investment opportunities are available through companies that exhibit a number of the following characteristics: are selling below their perceived intrinsic value, have limited or no institutional ownership, have had short-term earnings shortfalls, have had a recent initial public offering but have not attracted significant analyst coverage, are selling at or below book or replacement value, and have price to earnings ratios that are less than one half of their projected growth rate. The Sub-Adviser focuses on undervalued and special situation small capitalization equities (including common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks, such as depositary receipts) that the Sub-Adviser believes have the potential for rewarding long-term investment results. The Sub-Adviser also may invest in exchange traded funds (“ETFs”) and

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may invest in convertible and non-convertible debt securities rated below investment grade (also known as “junk bonds”) or unrated securities that the Sub-Adviser has determined to be of comparable quality. The Sub-Adviser selects securities from companies that are engaged in a number of industries, including the media, financial services, retailing, manufacturing and consumer products, and utilities industries. The Sub-Adviser considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. The Sub-Adviser also looks at the amount of capital a company spends on research and development. Sell decisions are generally triggered by either adequate value being achieved, as determined by the Sub-Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger also may occur if the Sub-Adviser discovers a new investment opportunity that it believes is more compelling and represents a better risk reward profile than other investments held by the Active Allocated Portion. The Active Allocated Portion may engage in active and frequent trading to achieve the Portfolio’s investment objective.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

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Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by a Sub-Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Special Situations Risk: A Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

70	About the investment portfolios	EQ Advisors Trust

Risk/Return Bar Chart and Table

The Portfolio commenced operations on April 21, 2014. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	April 2014

Sub-Adviser: Horizon Asset Management LLC (“Horizon”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Murray Stahl	Chairman and Chief Investment Officer of Horizon	April 2014
Matthew Houk	Co-Portfolio Manager of Horizon	April 2014

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the assets of the Index Allocated Portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	April 2014
Greg Savage	Managing Director and Portfolio Manager of BlackRock	April 2014
Alan Mason	Managing Director and Portfolio Manager of BlackRock	April 2014

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	71

AXA/Loomis Sayles Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/Loomis Sayles Growth Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%	0.16%	0.16%	*
Total Annual Portfolio Operating Expenses	1.16%	1.16%	0.91%
Fee Waiver and/or Expense Reimbursement†	–0.01%	–0.01%	–0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.15%	0.90%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.15% for Class IA and IB shares and 0.90% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$117	$367	$637	$1,408
Class IB Shares	$117	$367	$637	$1,408
Class K Shares	$92	$289	$503	$1,119

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of the Portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio will invest primarily in equity securities, including common stocks, convertible securities and warrants. The Portfolio focuses on stocks of large capitalization companies, but the Portfolio may invest in companies of any size. For this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. The Portfolio may invest up to 25% of its total assets in foreign securities listed on a domestic or foreign securities exchange, including American Depositary Receipts or European Depositary Receipts.

The Portfolio normally invests across a wide range of sectors and industries. The Sub-Adviser employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term and profitable cash flow growth, and management teams focused on creating long-term value for shareholders. The Sub-Adviser aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

The Portfolio will consider selling a portfolio investment when the Sub-Adviser believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the Sub-Adviser deems appropriate.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub-advisers (“Sub-Advisers”) and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

72	About the investment portfolios	EQ Advisors Trust

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid-and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2014 compared to the returns of a broad-based market index. Past performance is not an indication of future performance. Performance information for the periods prior to September 1, 2014 is that of the Portfolio when it engaged a different Sub-Adviser under the name “EQ/Montag & Caldwell Growth Portfolio.” Effective October 1, 2014, the Portfolio’s benchmark index against which the Portfolio measures its performance, the Russell 1000® Growth Index, was replaced with the Russell 3000® Growth Index. The Manager believes the Russell 3000® Growth Index is more relevant to the Portfolio’s investment strategies.

The Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Annual Total Returns — Class IB

Best quarter (% and time period	Worst quarter (% and time period)
15.18% (2009 2nd Quarter)	–20.38% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA/Loomis Sayles Growth Portfolio – Class IA Shares	7.82%	11.57%	7.67%
AXA/Loomis Sayles Growth Portfolio – Class IB Shares	7.79%	11.45%	7.49%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	12.44%	15.89%	8.50%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	13.05%	15.81%	8.49%

EQ Advisors Trust	About the investment portfolios	73

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Advisers are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President, and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Portfolio Manager: The individual primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Aziz V. Hamzaogullari, CFA®	Vice President and Portfolio Manager of Loomis Sayles	September 2014

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

74	About the investment portfolios	EQ Advisors Trust

AXA/Lord Abbett Micro Cap Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/Lord Abbett Micro Cap Portfolio	Class IB Shares	Class K Shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	4.91%	0.29%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	6.07%	1.20%
Fee Waiver and/or Expense Reimbursement†	–4.71%	–0.09%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.36%	1.11%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.30% for Class IB shares and 1.05% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$138	$1,383	$2,602	$5,535
Class K Shares	$113	$372	$651	$1,447

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. For the period from April 21, 2014 through December 31, 2014, the end of the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of micro-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, micro-cap companies are those companies with market capitalizations that are either under $1 billion or are within the range of companies in the Russell Microcap® Index (“Russell Microcap”) at the time of purchase (as of December 31, 2014, the market capitalization of the companies in the Russell Microcap was between $5.5 million and $3.9 billion). The size of companies in the Russell Microcap Index changes with changes in market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest in U.S. and foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

The Active Allocated Portion invests primarily in equity securities of micro-cap companies that the Sub-Adviser believes have the potential for more rapid growth than the overall economy. Equity securities may include any interests that represent equity ownership in a company, such as common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, and limited liability companies. The Sub-Adviser to the Active Allocated Portion evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management, and seeks to invest its portion of the Portfolio’s assets in companies that exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level. Although

EQ Advisors Trust	About the investment portfolios	75

the Sub-Adviser seeks to diversify the Active Allocated Portion across many industries and sectors, its assets may, from time to time, be overweighted or underweighted to certain industries and sectors relative to its benchmark index. Securities of foreign companies may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depository Receipts (“ADRs”). The Sub-Adviser to the Active Allocated Portion may sell a security when it believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Sub-Adviser may engage in active and frequent trading of its portfolio securities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell Microcap with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

76	About the investment portfolios	EQ Advisors Trust

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies, and may have less experienced management and unproven track records. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for micro-cap companies than for small-cap companies.

Risk/Return Bar Chart and Table

The Portfolio commenced operations on April 21, 2014. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	April 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	April 2014

Sub-Adviser: Lord, Abbett & Co. LLC (“Lord Abbett”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
F. Thomas O’Halloran, J.D., CFA®	Partner, Director and Portfolio Manager of Lord Abbett	April 2014
Arthur K. Weise, CFA®	Partner & Portfolio Manager of Lord Abbett	April 2014
Matthew R. DeCicco, CFA	Portfolio Manager of Lord Abbett	March 2015

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the assets of the Index Allocated Portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director and Portfolio Manager of BlackRock	April 2014
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	April 2014
Greg Savage	Managing Director of BlackRock	April 2014

EQ Advisors Trust	About the investment portfolios	77

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

78	About the investment portfolios	EQ Advisors Trust

AXA/Morgan Stanley Small Cap Growth Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/Morgan Stanley Small Cap Growth Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	4.78%	0.20%
Total Annual Portfolio Operating Expenses	5.83%	1.00%
Fee Waiver and/or Expense Reimbursement†	–4.58%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.00%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares and 1.00% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$127	$1,327	$2,507	$5,372
Class K Shares	$102	$318	$552	$1,225

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. For the period from April 21, 2014 through December 31, 2014, the end of the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, small market capitalization companies are those companies that, at the time of purchase, have market capitalizations within the range of companies in the Russell 2000® Index (“Russell 2000”) at the time of investment (as of December 31, 2014, the market capitalization of the companies in the Russell 2000 was between $18.96 million and $7.3 billion). The size of companies in the Russell 2000 changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in equity securities, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest up to 15% of its assets in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

The Sub-Adviser to the Active Allocated Portion of the Portfolio emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Sub-Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Sub-Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Sub-Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Active Allocated Portion’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts,

EQ Advisors Trust	About the investment portfolios	79

exchange-traded funds (“ETFs”), limited partnership interests, limited liability company interests and other specialty securities having equity features. The Active Allocated Portion may invest in privately placed and restricted securities. The Active Allocated Portion may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. The Active Allocated Portion may engage in active and frequent trading to achieve the Portfolio’s investment objective.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a

80	About the investment portfolios	EQ Advisors Trust

representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Privately Placed and Restricted Securities Risk: Privately placed securities are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Portfolio to sell certain securities.

Risk/Return Bar Chart and Table

The Portfolio commenced operations on April 21, 2014. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	April 2014

EQ Advisors Trust	About the investment portfolios	81

Sub-Adviser: Morgan Stanley Investment Management, Inc. (“MSIM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Dennis Lynch	Managing Director of MSIM	April 2014
David Cohen	Managing Director of MSIM	April 2014
Sam Chainani	Managing Director of MSIM	April 2014
Alexander Norton	Executive Director of MSIM	April 2014
Jason Yeung	Managing Director of MSIM	April 2014
Armistead Nash	Managing Director of MSIM	April 2014

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the assets of the Index Allocated Portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	April 2014
Greg Savage	Managing Director and Portfolio Manager of BlackRock	April 2014
Alan Mason	Managing Director and Portfolio Manager of BlackRock	April 2014

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

82	About the investment portfolios	EQ Advisors Trust

AXA/Mutual Large Cap Equity Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.17%	0.17%	0.17%
Total Annual Portfolio Operating Expenses	1.12%	1.12%	0.87%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$114	$356	$617	$1,363
Class IB Shares	$114	$356	$617	$1,363
Class K Shares	$89	$278	$482	$1,073

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large-capitalization companies (or financial instruments that derive their value from such securities). For this Portfolio, large-capitalization companies are companies with market capitalizations of $5 billion or more at the time of purchase. The Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Active Allocated Portion invests mainly in equity securities of U.S. and foreign companies that the Sub-Adviser to the Active Allocated Portion believes are undervalued. The Active Allocated Portion invests predominantly in large-cap companies, but it may invest up to 20% of its net assets in smaller companies as well.

The Active Allocated Portion may invest up to 35% of its assets in foreign securities, including securities of companies in emerging markets and depositary receipts. In addition, the Active Allocated Portion may invest in derivatives and may use forward foreign currency exchange contracts to hedge against currency risks when the Sub-Adviser to the Active Allocated Portion believes it would be advantageous to the Active Allocated Portion to do so.

The Active Allocated Portion invests primarily in securities that the Sub-Adviser to the Active Allocated Portion believes are trading at a discount to their intrinsic value. To a lesser extent, the Active Allocated Portion also invests in risk arbitrage securities (securities of companies involved in restructuring or that the Sub-Adviser to the Active Allocated Portion believes are cheap relative to an economically equivalent security of the same or another company) and securities of distressed companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. While the Active Allocated Portion generally purchases securities for investment purposes, the Sub-Adviser to the Active Allocated Portion also may seek to influence or control management, or invest in other companies that do so, when the Sub-Adviser to the Active Allocated Portion believes the Active Allocated Portion may benefit.

When engaging in an arbitrage strategy, the Active Allocated Portion typically buys one security while at the same time selling short another security. The Active Allocated Portion generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. The Active Allocated Portion’s investments in distressed companies may involve investments of up to 10% of the Portfolio’s total assets in bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies.

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Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a company’s direct indebtedness, the Active Allocation Portion, in effect, steps into the shoes of the lender. If the loan is secured, the Active Allocated Portion of the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stock holders. The Active Allocated Portion generally makes such investments to achieve capital appreciation, in addition to generating income.

The Sub-Adviser to the Active Allocated Portion may keep a portion, which may be significant at times, of the Active Allocated Portion’s assets in cash or invested in high-quality short-term money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Active Allocated Portion’s investment criteria exist or that it may otherwise be necessary to maintain liquidity. The Sub-Adviser to the Active Allocated Portion may sell a security for a variety of reasons, such as to invest in a company believed by the Sub-Adviser to offer superior investment opportunities. The Active Allocated Portion may attempt, from time to time, to hedge (protect) against currency risks, largely by using forward currency exchange contracts and currency futures contracts (including currency index futures contracts) when in the Sub-Adviser’s opinion it would be advantageous for the Active Allocated Portion to do so.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index,

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and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies may be less liquid and are generally more likely to become worthless than the securities of more financially stable companies. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience significant losses on the security, which may lower the Portfolio’s NAV. Securities tend to lose much of their value before the issuer defaults.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Geographic Concentration Risk: A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s

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valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Mid-Cap and Small-Cap Company Risk: A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are deemed to be of comparable quality by a Sub-Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss

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as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Special Situations Risk: A Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio performance compared with the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.89% (2009 3rd Quarter)	–21.71% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA/Mutual Large Cap Equity Managed Volatility Portfolio – Class IA Shares (Inception Date: September 15, 2006)	9.74%	11.70%	4.88%
AXA/Mutual Large Cap Equity Managed Volatility Portfolio – Class IB Shares (Inception Date: September 15, 2006)	9.66%	11.61%	4.72%
AXA/Mutual Large Cap Equity Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	9.93%	N/A	17.17%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.79%
Volatility Managed Index – Large Cap Core (reflects no deduction for fees, expenses, or taxes)	13.71%	14.77%	9.97%

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WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015
Adam Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

Sub-Adviser: Franklin Mutual Advisers, LLC (“Franklin Mutual”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Peter A. Langerman	Chairman, President and Chief Executive Officer of Franklin Mutual	September 2006
F. David Segal, CFA®	Portfolio Manager and Research Analyst of Franklin Mutual	September 2006
Deborah A. Turner, CFA®	Assistant Portfolio Manager of Franklin Mutual	September 2006

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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AXA/Pacific Global Small Cap Value Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/Pacific Global Small Cap Value Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	4.91%	0.23%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	6.01%	1.08%
Fee Waiver and/or Expense Reimbursement†	–4.71%	–0.03%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	1.05%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares and 1.00% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$132	$1,366	$2,575	$5,493
Class K Shares	$107	$340	$593	$1,314

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. For the period from April 21, 2014 through December 31, 2014, the end of the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, small market capitalization companies are those companies with market capitalizations within the range of companies in the Russell 2000® Index (“Russell 2000”) at the time of investment (as of December 31, 2014, the market capitalization of the companies in the Russell 2000 was between $18.96 million and $7.3 billion). The size of companies in the Russell 2000 changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest in U.S. and foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

The Active Allocated Portion of the Portfolio typically invests in companies that are at the time of purchase, within the range of companies in the Russell 2000, and generally invests a significant portion of its assets in companies with market capitalizations that are, at the time of purchase, not greater than the highest market capitalization of companies in the Russell Microcap® Index which are often referred to as “micro-cap stocks”). The Sub-Adviser to the Active Allocated Portion follows a value-based investment approach focusing on the long-term market cycle to select investments. The Sub-Adviser to the Active Allocated Portion attempts to identify growing companies with unique or proprietary advantages in their industries and strong potential for earnings growth.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Value Index with minimal tracking error. This strategy is commonly referred to as an

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indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser

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were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies, and may have less experienced management and unproven track records. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for micro-cap companies than for small-cap companies.

Risk/Return Bar Chart and Table

The Portfolio commenced operations on April 21, 2014. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	April 2014

Sub-Adviser: Pacific Global Investment Management Company (“PGIMC”)

Portfolio Manager: The individual primarily responsible for the management of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
George A. Henning	Chairman and President of PGIMC	April 2014

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the assets of the Index Allocated Portion of the Portfolio allocated to BlackRock are:

Name	Title	Date Began Managing the Portfolio
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	April 2014
Greg Savage	Managing Director and Portfolio Manager of BlackRock	April 2014
Alan Mason	Managing Director and Portfolio Manager of BlackRock	April 2014

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of

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its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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AXA/Templeton Global Equity Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/Templeton Global Equity Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.18%	0.18%	0.18%
Total Annual Portfolio Operating Expenses	1.13%	1.13%	0.88%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$115	$359	$622	$1,375
Class IB Shares	$115	$359	$622	$1,375
Class K Shares	$90	$281	$488	$1,084

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or other financial instruments that derive their value from such securities). The Portfolio normally will invest a significant portion of its assets in foreign securities. The Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion will consist of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Active Allocated Portion invests primarily in equity securities, including common stocks and preferred stocks, of companies located anywhere in the world, including emerging markets. The Active Allocated Portion may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities include bonds, notes and debentures. Although the Active Allocated Portion seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Active Allocated Portion may have significant positions in particular countries or sectors.

When choosing equity investments for the Active Allocated Portion, the Sub-Adviser to the portion applies a bottom-up value-oriented, long-term approach. The Sub-Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Sub-Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio is comprised of two strategies, which seek to track the performance (before fees and expenses) of the Standard & Poor’s 500® Composite Stock Index (the “S&P 500”) and the Morgan Stanley Capital International EAFE Index (“MSCI EAFE”), respectively, each with minimal tracking error. The Index Allocated Portion’s assets will be allocated in approximately the following manner: 40-60% in each of the S&P 500 and MSCI EAFE. This strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the

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Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers

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underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in

EQ Advisors Trust	About the investment portfolios	95

allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.48% (2009 3rd Quarter)	–21.53% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA/Templeton Global Equity Managed Volatility Portfolio – Class IA Shares (Inception Date: September 15, 2006)	1.16%	8.80%	3.26%
AXA/Templeton Global Equity Managed Volatility Portfolio – Class IB Shares (Inception Date: September 15, 2006)	1.07%	8.69%	3.09%
AXA/Templeton Global Equity Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	1.34%	N/A	14.10%
MSCI World (Net) Index (reflects no deduction for fees or expenses)	4.94%	10.20%	5.02%
Volatility Managed Index – Global Blend (reflects no deduction for fees or expenses)	4.06%	10.01%	6.92%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	–5.48%	4.55%	1.96%
Volatility Managed Index – Global Proxy Blend (reflects no deduction for fees, expenses, or taxes)	3.85%	9.91%	7.09%

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WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015
Adam Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

Sub-Adviser: Templeton Investment Counsel, LLC (“Templeton”)

Portfolio Manager: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Cindy Sweeting, CFA®	President and Director of Portfolio Management of Templeton	February 2008

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	97

EQ/BlackRock Basic Value Equity Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/BlackRock Basic Value Equity Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.58%	0.58%	0.58%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.95%	0.95%	0.70%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$97	$303	$525	$1,166
Class IB Shares	$97	$303	$525	$1,166
Class K Shares	$72	$224	$390	$871

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 41% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Sub-Adviser believes are undervalued and therefore represent basic investment value. The Sub-Adviser places particular emphasis on companies with below-average price/cashflow ratios. The Sub-Adviser may also determine a company is undervalued if its stock price is down because of temporary factors from which the Sub-Adviser believes the company will recover. The Portfolio focuses its investments on companies with market capitalizations over $5 billion.

The Sub-Adviser believes that favorable changes in market prices are more likely to occur when:

•	stocks are out of favor;

•	company earnings are depressed;

•	price/earnings and price/cashflow ratios are relatively low;

•	investment expectations are limited; and/or

•	there is no general interest in a security or industry.

On the other hand, the Sub-Adviser believes that negative developments are more likely to occur when:

•	investment expectations are generally high;

•	stock prices are advancing or have advanced rapidly;

•	price/earnings and price/cashflow ratios have been inflated; and/or

•	an industry or security continues to become popular among investors.

The Sub-Adviser believes that stocks with relatively high price/earnings or price/cashflow ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings or price/cashflow ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

The Portfolio may sell a security if, for example, the stock price increases to the high end of the range of its historical valuation ratio ranges or if the Portfolio determines that the issuer no longer meets the criteria the Sub-Adviser has established for the purchase of such securities or if the Sub-Adviser thinks there is a more attractive investment opportunity in the same category. The Portfolio also may invest up to 25% of its total assets in securities issued by foreign companies.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the

98	About the investment portfolios	EQ Advisors Trust

Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
17.44% (2009 2nd Quarter)	–20.37% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/BlackRock Basic Value Equity Portfolio – Class IA Shares	9.73%	13.43%	7.06%
EQ/BlackRock Basic Value Equity Portfolio – Class IB Shares	9.71%	13.30%	6.88%
EQ/BlackRock Basic Value Equity Portfolio – Class K Shares (Inception Date: August 26, 2011)	9.95%	N/A	20.61%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.45%	15.42%	7.30%

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WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: BlackRock Investment Management, LLC. (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Bartlett Geer, CFA®	Managing Director and Portfolio Manager of BlackRock	November 2012
Carrie King	Managing Director of BlackRock	May 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

100	About the investment portfolios	EQ Advisors Trust

EQ/Boston Advisors Equity Income Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks a combination of growth and income to achieve an above-average and consistent total return.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Boston Advisers Equity Income Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.13%	1.13%	0.88%
Fee Waiver and/or Expense Reimbursement†	–0.08%	–0.08%	–0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.05%	0.80%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class IA and IB shares and 0.80% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$351	$615	$1,367
Class IB Shares	$107	$351	$615	$1,367
Class K Shares	$82	$273	$480	$1,077

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies. For this Portfolio, large capitalization companies currently are those companies with market capitalizations in excess of $10 billion at the time of investment.

The Portfolio invests primarily in common stocks, but it may also invest in other equity securities that the Sub-Adviser believes provide opportunities for capital growth and income. The Portfolio may invest up to 20% of its assets in foreign securities, including securities of issuers located in developed and developing economies.

The Sub-Adviser focuses primarily on companies that offer the potential for capital appreciation combined with an above market level of dividend income. In choosing investments, the Sub-Adviser utilizes a quantitative process to identify and evaluate companies for potential investment. Generally, at least 80% of the Portfolio’s stocks (measured by net assets) will pay a dividend. The Sub-Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Dividend Risk: There is no guarantee that the companies in which a Portfolio invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time.

EQ Advisors Trust	About the investment portfolios	101

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Quantitative Investing Risk: The success of the Portfolio’s investment strategy depends largely on the effectiveness of the Sub-Adviser’s quantitative model for screening securities for investment. A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.33% (2009 3rd Quarter)	–18.63% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/Boston Advisors Equity Income Portfolio – Class IA Shares	8.79%	14.34%	6.66%
EQ/Boston Advisors Equity Income Portfolio – Class IB Shares	8.59%	14.18%	6.48%
EQ/Boston Advisors Equity Income Portfolio – Class K Shares (Inception Date: August 26, 2011)	9.06%	N/A	20.21%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.45%	15.42%	7.30%

102	About the investment portfolios	EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Boston Advisors, LLC. (“Boston Advisors”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Michael J. Vogelzang, CFA®	President and Chief Investment Officer of Boston Advisors	November 1999
Douglas A. Riley, CFA®	Senior Vice President and Portfolio Manager of Boston Advisors	April 2005
David Hanna	Senior Vice President and Portfolio Manager of Boston Advisors	May 2013

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	103

EQ/Calvert Socially Responsible Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Calvert Socially Responsible Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.20%	0.20%	0.20%	*
Total Annual Portfolio Operating Expenses	0.95%	0.95%	0.70%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$97	$303	$525	$1,166
Class IB Shares	$97	$303	$525	$1,166
Class K Shares	$72	$224	$390	$871

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances the Portfolio invests at least 95% of its net assets, including borrowings for investment purposes, in equity securities of companies represented in the Calvert Social Index.®

The Sub-Adviser employs a passive management strategy designed to track, as closely as possible, the performance (before fees and expenses) of the Calvert Social Index. The Portfolio will use a replication construction technique. That is, the Portfolio will seek to hold each security represented in the Calvert Social Index in approximately the same weight that each represents in the Index. This is commonly referred to as an indexing strategy.

The Calvert Social Index measures the performance of those companies that meet the sustainable and socially responsible investment criteria and that are selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, included in the Dow Jones Total Market Index (the “Dow Jones TMI”). As of December 31, 2014, the capitalization range of the Calvert Social Index was $436.0 million to $647.4 billion.

Sustainable and Socially Responsible Investment Criteria: The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges. Calvert Investment Management, Inc. (“Calvert”) believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples’ rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Calvert has developed sustainable and socially responsible investment criteria for the Index, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert. All sustainable and socially responsible criteria may be changed without shareholder approval.

The Portfolio seeks to invest in companies that:

•

Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.

•

Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the International Labor Organization core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.

•	Observe appropriate international human rights standards in operations in all countries.

104	About the investment portfolios	EQ Advisors Trust

•	Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.

•

Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

The Portfolio seeks to avoid investing in companies that:

•

Demonstrate poor environmental performance or compliance records, or contribute significantly to local or global environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•

Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Are significantly involved in the manufacture of alcoholic beverages.

•	Have direct involvement in gambling operations.

•

Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Manufacture or sell firearms and/or ammunition.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•

Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s

EQ Advisors Trust	About the investment portfolios	105

average annual total returns for the past one, five and ten years through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio’s performance compared with the returns of the other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance. Prior to August 1, 2011, this Portfolio consisted entirely of an actively managed portfolio of equity securities.

The Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.88% (2012 1st Quarter)	–25.45% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Calvert Socially Responsible Portfolio – Class IA Shares	13.57%	15.08%	6.51%
EQ/Calvert Socially Responsible Portfolio – Class IB Shares	13.58%	14.97%	6.34%
Calvert Social Index® (reflects no deduction for fees, expenses, or taxes)	14.77%	15.99%	7.75%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	13.05%	15.81%	8.49%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Calvert Investment Management, Inc. (“Calvert”)

Portfolio Manager: The individuals primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Natalie Trunow	Senior Vice President and Chief Investment Officer, Equities of Calvert	August 2011
Matthew Moore, CFA®	Assistant Portfolio Manager of Calvert	January 2014

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

106	About the investment portfolios	EQ Advisors Trust

EQ/Capital Guardian Research Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Capital Guardian Research Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	1.04%	1.04%	0.79%
Fee Waiver and/or Expense Reimbursement†	–0.07%	–0.07%	–0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%	0.97%	0.72%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.97% for Class IA and IB shares and 0.72% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$99	$324	$567	$1,265
Class IB Shares	$99	$324	$567	$1,265
Class K Shares	$74	$245	$432	$971

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase. The Portfolio seeks to achieve long-term growth of capital through investments in a portfolio comprised primarily of equity securities; the Sub-Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated. The Sub-Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) (i.e., foreign securities). In determining the domicile of an issuer, the Sub-Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

EQ Advisors Trust	About the investment portfolios	107

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)
16.94% (2009 3rd Quarter)	–23.38% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/Capital Guardian Research Portfolio – Class IA Shares	10.51%	15.66%	7.22%
EQ/Capital Guardian Research Portfolio – Class IB Shares	10.50%	15.55%	7.04%
EQ/Capital Guardian Research – Class K Shares (Inception Date: October 31, 2013)	10.76%	N/A	13.20%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

108	About the investment portfolios	EQ Advisors Trust

Sub-Adviser: Capital Guardian Trust Company (“Capital Guardian”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Carlos Schonfeld	Co-research portfolio coordinator and Partner of the Capital International Investors division of Capital Research and Management Company, an affiliate of Capital Guardian	April 2013
Cheryl E. Frank	Co-research portfolio coordinator and Partner of the Capital International Investors division of Capital Research and Management Company, an affiliate of Capital Guardian	January 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and certain other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares to only insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	109

EQ/Common Stock Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Common Stock Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%	*
Total Annual Portfolio Operating Expenses	0.72%	0.72%	0.47%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$74	$230	$401	$894
Class IB Shares	$74	$230	$401	$894
Class K Shares	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000® Index (“Russell 3000”). The Russell 3000 is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.

The Portfolio’s investments are selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the 3,000 companies in the Russell 3000 based on the Sub-Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yield. This strategy is commonly referred to as an indexing strategy.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

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Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2014 compared to the returns of a broad-based market index. Past performance is not an indication of future performance.

The Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.68% (2009 2nd Quarter)	–25.39% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Common Stock Index Portfolio – Class IA Shares	12.05%	14.97%	5.77%
EQ/Common Stock Index Portfolio – Class IB Shares	12.03%	14.86%	5.58%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The individual primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

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TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Convertible Securities Portfolio – Class IB and K Shares

Investment Objective: Seeks a high level of total return.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Convertible Securities Portfolio	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	1.02%	1.03%
Acquired Fund Fees and Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	2.09%	1.85%
Fee Waiver and/or Expense Reimbursement†	–0.67%	–0.68%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42%	1.17%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.30% for Class IB shares and 1.05% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$145	$590	$1,062	$2,368
Class K Shares	$119	$516	$937	$2,114

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into common stock of the same or a different issuer. By investing in convertible securities, the Portfolio seeks the opportunity to participate in the capital appreciation of the underlying common stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility. The Portfolio’s convertible securities may include investment grade securities (i.e., those securities that are rated at least BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”)), below investment grade securities (commonly know as “junk bonds”) (i.e., those securities that are rated BB or lower by S&P or Fitch or Ba or lower by Moody’s) or securities that are not rated by a securities rating organization. Many convertible securities are rated below investment grade and the Portfolio may invest up to 80% of its assets in securities that are rated below investment grade or those that are not rated but deemed to be of comparable quality by the Sub-Adviser. The Portfolio may retain the common stock issued upon conversion to permit its orderly sale or for other purposes. The Portfolio may invest up to 15% of its net assets in illiquid securities and up to 10% of its net assets in securities of foreign issuers.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and the other portion of the Portfolio invests in ETFs that are passively managed and that meet the investment objective of the Portfolio (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 70% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 30% of the Portfolio’s net assets. These percentages can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Active Allocated Portion of the Portfolio invests primarily in convertible securities of U.S. companies of any size; however, the Sub-Adviser may, from time to time, focus investments in small- and mid-capitalization companies. In choosing investments for the Portfolio, the Sub-Adviser to the Active Allocated Portion utilizes a quantitative screening process to identify convertible securities for potential

EQ Advisors Trust	About the investment portfolios	113

investment. Once a security is identified, the Sub-Adviser evaluates the security’s characteristics such as structure, terms and liquidity, as well as quantitative factors such as fair value, expected equity participation, total return profile and implied credit spreads. The Sub-Adviser then engages in an in-depth analysis of those securities that satisfy prior screens including analysis of such factors as the issuer’s management, financial condition and competitive position to select investments. The Sub-Adviser may sell a security for a variety of reasons, including unexpected results (e.g., decrease in price) or changes in the credit assessment of the company (e.g., credit ratings) or to invest in other securities believed to offer superior investment opportunities. The Portfolio may engage in active and frequent trading to achieve its investment objective.

The ETF Allocated Portion invests in exchange-traded funds (“ETFs”) that, in turn, invest in convertible securities. The ETF Allocated Portion currently invests in the SPDR® Barclays Convertible Securities ETF. The SPDR® Barclays Convertible Securities ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks U.S. convertible securities markets with outstanding issue sizes greater than $500 million. The Portfolio may invest in other ETFs that track convertible securities markets. An investor in the Portfolio will bear both the expenses of the Portfolio as well as the indirect expenses associated with the ETFs held by the ETF Allocated Portion.

Under normal circumstances, up to 20% of the Portfolio’s net assets may be invested in other securities including: (1) common stock, non-convertible preferred stock and other equity instruments; (2) non-convertible debt securities; and (3) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P. and AXA Investment Managers, Inc., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Portfolio invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities are normally “junior” securities which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk,

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issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by a Sub-Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total return.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

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Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
5.01% (2014 2nd Quarter)	–1.56% (2014 3rd Quarter)

Average Annual Total Returns
	One Year	Since Inception
EQ/Convertible Securities Portfolio — Class IB Shares (Inception Date: October 28, 2013)	8.71%	9.78%
EQ/Convertible Securities Portfolio — Class K Shares (Inception Date: October 28, 2013)	8.97%	10.05%
BofA Merrill Lynch All U.S. Convertibles Index (reflects no deduction for fees, expenses, or taxes)	9.44%	11.38%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Sub-Adviser, (ii) allocating assets among the Portfolio’s Allocated Portions, and (iii) the selection of investments in ETFs for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013

Sub-Adviser: Palisade Capital Management, L.L.C. (“Palisade” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Elliot B. Stiefel, CFA®	Managing Director and Senior Portfolio Manager of Palisade	October 2013
William W. Lee	Portfolio Manager, Convertible Securities of Palisade	October 2013

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring investment company (or its affiliates) or

116	About the investment portfolios	EQ Advisors Trust

other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Emerging Markets Equity PLUS Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Emerging Markets Equity PLUS Portfolio	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.57%	0.55%
Acquired Fund Fees and Expenses	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.68%	1.41%
Fee Waiver and/or Expense Reimbursement†	–0.27%	–0.25%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.41%	1.16%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares and 1.00% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$144	$503	$887	$1,964
Class K Shares	$118	$422	$747	$1,669

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other investments that are tied economically to emerging market countries. Such equity securities may include common stocks, preferred stocks, depositary receipts, rights and warrants. For this Portfolio, an emerging market country is any country that the International Bank for Reconstruction and Development (commonly known as “The World Bank”) or similar major financial institution has determined to have a low or middle economy, or countries included in the MSCI Emerging Markets Index (“MSCI EM”). In addition, for this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics: (i) its principal securities trading market is an emerging market country; (ii) alone, or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. The Portfolio generally invests only in emerging market countries whose currencies are freely convertible into U.S. dollars.

The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. The assets of the Portfolio’s Index Allocated Portion may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio (“ETF Allocated Portion”). The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval.

In choosing investments for the Active Allocated Portion, the Sub-Adviser utilizes a proprietary screening process called Return Pattern Recognition® to identify securities that it believes are likely to outperform based on specific financial and market characteristics. Such characteristics include, but are not limited to, valuation measures, market trends, operating trends, growth measures and profitability measures. Once a company is identified during the screening process, the Sub-Adviser employs a fundamental analysis of factors such as the issuer’s management, financial condition and industry position to select investments. The Sub-Adviser seeks to allocate investments across different emerging market countries,

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sectors and industries. The Active Allocated Portion may invest in companies of any size. The Sub-Adviser may sell a security for a variety of reasons, such as the issuer’s prospects deteriorate, marginal contributions to risk of an individual security causes the overall risk profile of the Active Allocated Portion to exceed its minimal acceptable threshold or to make other investments believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio employs a stratified sampling approach to build a portfolio whose broad characteristics match those of the MSCI EM Index. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the MSCI EM Index, and the Portfolio may not track the performance of MSCI EM Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the MSCI EM Index are valued. The Index Allocated Portion also may invest in other instruments, such as exchange-traded funds, futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Portfolio may also use derivatives, such as foreign currency forward contracts, futures contracts, exchange-traded futures, options contracts on securities indices, and forwards to manage equity exposure, for hedging purposes to protect against losses or reduce volatility resulting from changes in interest rates, market indices or foreign exchange rates and to reduce the Portfolio’s exposure to changes in the value of foreign currencies relative to the U.S. dollar. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Developing and Emerging Markets — Special Risks: There are greater risks involved in investing in emerging market countries and/or their securities markets. Developing and emerging markets tend to develop unevenly and may never fully develop. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. Economies of developing or emerging market countries may be more dependent on relatively few industries and may be more responsive to local and global changes. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be

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substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers

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in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
5.45% (2014 2nd Quarter)	–4.12% (2014 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception
EQ/Emerging Markets Equity PLUS Portfolio — Class IB Shares (Inception Date: February 8, 2013)	–3.20%	–4.43%
EQ/Emerging Markets Equity PLUS Portfolio — Class K Shares (Inception Date: February 8, 2013)	–2.95%	–4.19%
MSCI Emerging Markets (Gross Dividends) IndexSM (reflects no deduction for fees, expenses, or taxes)	–1.82%	2.49%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2013

Sub-Adviser: EARNEST Partners, LLC (“EARNEST”)

Portfolio Manager: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Paul Viera	Chief Executive Officer and Partner of EARNEST	February 2013

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	February 2013
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	February 2013
Ben Sklar	Portfolio Manager, Index Strategies of AllianceBernstein	February 2013

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain annuity and retirement plans.

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The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Equity 500 Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Equity 500 Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.25%	0.25%	0.25%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.62%	0.62%	0.37%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$63	$199	$346	$774
Class IB Shares	$63	$199	$346	$774
Class K Shares	$38	$119	$208	$468

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500. For purposes of the Portfolio, equity securities in the S&P 500 may include financial instruments that derive their value from such securities.

The Sub-Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Port-folio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the Portfolio will seek to hold all 500 securities in the S&P 500 Index in the exact weight each represents in that Index. This strategy is commonly referred to as an indexing strategy. The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs,

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changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.77% (2009 2nd Quarter)	–22.04% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/Equity 500 Index Portfolio – Class IA Shares	12.96%	14.84%	7.24%
EQ/Equity 500 Index Portfolio – Class IB Shares	12.98%	14.73%	7.06%
EQ/Equity 500 Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	13.28%	N/A	20.81%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)

Portfolio Manager: The individual primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	March 1994

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

124	About the investment portfolios	EQ Advisors Trust

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	125

EQ/GAMCO Mergers and Acquisitions Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/GAMCO Mergers and Acquisitions Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.90%	0.90%	0.90%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.31%	1.31%	1.06%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$133	$415	$718	$1,579
Class IB Shares	$133	$415	$718	$1,579
Class K Shares	$108	$337	$585	$1,294

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 224% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests primarily in arbitrage opportunities by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate re-organizations and in equity securities of companies that the Sub-Adviser believes are likely acquisition targets within 12 to 18 months. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Sub-Adviser determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Portfolio may purchase (if it does not already hold) or increase its investment in the selling company’s securities, offering the Portfolio the possibility of generous returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted. The Portfolio may hold a significant portion of its assets in cash or cash equivalents in anticipation of arbitrage opportunities.

The Portfolio may invest in companies of any size and from time to time may invest in companies with small, mid and large market capitalizations. The Portfolio generally invests in securities of U.S. companies, but also may invest up to 20% of its assets in foreign securities, including those in emerging markets.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Sub-Adviser believes provide opportunities for capital appreciation, such as preferred stocks and warrants. It is expected that the Portfolio will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection, it is expected that the Portfolio may have a portfolio turnover rate of 150% or more.

In choosing investments, the Sub-Adviser searches for the best values on securities that it believes have the potential to achieve the Portfolio’s investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Sub-Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Sub-Adviser’s assessment of the “private market value” of individual companies and the potential for an event or catalyst to occur that enhances a company’s underlying value. The “private market value” of a company is the value that the Sub-Adviser believes informed investors would be willing to pay to acquire the entire company. The Sub-Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Sub-Adviser’s assessment of their private market value.

In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Sub-Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies involved in completing the transaction, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that

126	About the investment portfolios	EQ Advisors Trust

the offer or proposal may be replaced or superseded by an offer or proposal of greater value. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Portfolio, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Sub-Adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, sector or geographic region, including a Portfolio that is classified as “non-diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry, sector or geographic region. The use of such a focused investment strategy may increase the volatility of the Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a Portfolio that is more broadly invested.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

EQ Advisors Trust	About the investment portfolios	127

Special Situations Risk: A Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio’s perfomance compares with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

For periods prior to the inception date for Class IA Shares (June 8, 2007), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
9.57% (2009 2nd Quarter)	–9.40% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/GAMCO Mergers and Acquisitions Portfolio – Class IA Shares	1.87%	5.84%	5.01%
EQ/GAMCO Mergers and Acquisitions Portfolio – Class IB Shares	1.88%	5.74%	4.88%
EQ/GAMCO Mergers and Acquisitions Portfolio – Class K Shares (Inception Date: August 26, 2011)	2.09%	N/A	6.05%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
S&P Long-Only Merger Arbitrage Index (reflects no deduction for fees, expenses, or taxes)	1.18%	4.17%	6.17%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: GAMCO Asset Management, Inc. (“GAMCO”)

Portfolio Manager: The individual primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of Value Portfolios of GAMCO	May 2003

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

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The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	129

EQ/GAMCO Small Company Value Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to maximize capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/GAMCO Small Company Value Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.71%	0.71%	0.71%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.08%	1.08%	0.83%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$110	$343	$595	$1,317
Class IB Shares	$110	$343	$595	$1,317
Class K Shares	$85	$265	$460	$1,025

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. For this Portfolio, small capitalization companies are companies with market capitalizations of $2.0 billion or less at the time of investment.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Sub-Adviser believes provide opportunities for capital growth, such as preferred stocks and warrants. This Portfolio also may invest in foreign securities.

The Sub-Adviser utilizes a value-oriented investment style that emphasizes companies deemed to be currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the Sub-Adviser utilizes a process of fundamental analysis that involves re-searching and evaluating individual companies for potential investment by the Portfolio. The Sub-Adviser uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value” or what an investor would pay for the company. This approach will often lead the Portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The Sub-Adviser may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may

130	About the investment portfolios	EQ Advisors Trust

impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

For periods prior to the inception date for Class IA shares (July 13, 2007), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
24.68% (2009 2nd Quarter)	–21.47% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/GAMCO Small Company Value Portfolio – Class IA Shares	3.06%	16.80%	11.26%
EQ/GAMCO Small Company Value Portfolio – Class IB Shares	3.06%	16.68%	11.14%
EQ/GAMCO Small Company Value Portfolio – Class K Shares (Inception Date: August 26, 2011)	3.32%	N/A	20.41%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	4.22%	14.26%	6.89%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

EQ Advisors Trust	About the investment portfolios	131

Sub-Adviser: GAMCO Asset Management, Inc. (“GAMCO”)

Portfolio Manager: The individual primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of the Value Portfolios of GAMCO	June 1996

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

132	About the investment portfolios	EQ Advisors Trust

EQ/International Equity Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Equity Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.40%	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.79%	0.79%	0.54%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$81	$252	$439	$978
Class IB Shares	$81	$252	$439	$978
Class K Shares	$55	$173	$302	$677

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the FTSE 100 Index (“FTSE 100”), TOPIX Index (“TOPIX”), DJ EuroSTOXX 50 Index (“EuroSTOXX 50”), and S&P/ASX 200 Index (“S&P/ASX 200”). The Portfolio intends to allocate its assets approximately 25% to securities in the FTSE 100, 25% to securities in the TOPIX, 40% to securities in the EuroSTOXX 50, and 10% to securities in the S&P/ASX 200. Actual allocations may vary by up to 3%. The FTSE 100 Index is a market capitalization-weighted index representing the performance of the 100 largest UK-domiciled blue chip companies. The TOPIX Index is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The DJ EuroSTOXX 50 Index index covers 60% of the free float market capitalization of the EURO STOXX Total Market Index, which in turn covers approximately 95% of the free-float market capitalization of the investable universe in the Eurozone. The S&P/ASX 200 Index represents the 200 largest and most liquid publicly listed companies in Australia.

The Portfolio’s investments will be selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the companies represented in each index based on the Sub-Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yields. This strategy is commonly referred to as an indexing strategy.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in

EQ Advisors Trust	About the investment portfolios	133

U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. The table below includes the performance of an additional market index that more closely reflects the securities in which the Portfolio invests.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
25.05% (2009 2nd Quarter)	–26.12% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/International Equity Index Portfolio – Class IA Shares	–6.90%	4.05%	2.10%
EQ/International Equity Index Portfolio – Class IB Shares	–6.85%	3.96%	1.93%
EQ/International Equity Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	–6.65%	N/A	8.25%
MSCI EAFE Index (reflects no deduction for fees or expenses)	–4.90%	5.33%	4.43%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	–5.48%	4.55%	N/A

134	About the investment portfolios	EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The individual primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	135

EQ/Invesco Comstock Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Invesco Comstock Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.19%	0.18%	0.18%
Total Annual Portfolio Operating Expenses	1.09%	1.08%	0.83%
Fee Waiver and/or Expense Reimbursement†	–0.07%	–0.06%	–0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.02%	1.02%	0.77%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.00% for Class IA and IB shares and 0.75% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.
*	Includes Shareholder, Audit and Legal Expenses of 0.02% relating to the merger.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$104	$340	$594	$1,322
Class IB Shares	$104	$338	$590	$1,312
Class K Shares	$79	$259	$455	$1,020

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of any capitalization range, however, a substantial number of issuers are large capitalization issuers. The Portfolio may invest in other types of equity securities.

The Sub-Adviser emphasizes a value style of investing, seeking well established, undervalued companies believed by the Sub-Adviser to possess the potential for capital growth and income. The Sub-Adviser typically sells portfolio securities when (i) the target price of the investment has been realized and the Sub-Adviser no longer considers the company undervalued, (ii) a better value opportunity is identified, or (iii) research shows that the company is experiencing deteriorating fundamentals beyond the Sub-Adviser’s tolerable level and the trend is likely to be a long-term issue.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers, including emerging market securities and depositary receipts. With respect to investments in foreign issuers, the Portfolio may enter into foreign currency transactions, including currency forward transactions, which are a type of derivative. The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities as temporary investments. The Portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or

136	About the investment portfolios	EQ Advisors Trust

unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real

EQ Advisors Trust	About the investment portfolios	137

estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
19.12% (2009 3rd Quarter)	–23.30% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Invesco Comstock Portfolio – Class IA Shares (Inception Date: April 29, 2005)	8.92%	14.62%	7.01%
EQ/Invesco Comstock Portfolio – Class IB Shares (Inception Date: April 29, 2005)	8.92%	14.49%	6.82%
EQ/Invesco Comstock Portfolio – Class K Shares (Inception Date: October 29, 2013)	9.21%	N/A	13.51%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.45%	15.42%	7.75%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Invesco Advisers, Inc. (“Invesco”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kevin C. Holt	Lead Portfolio Manager of Invesco	April 2005
Devin E. Armstrong	Portfolio Manager of Invesco	July 2007
James N. Warwick	Portfolio Manager of Invesco	July 2007
Matthew Seinsheimer	Portfolio Manager of Invesco	June 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (”AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

138	About the investment portfolios	EQ Advisors Trust

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	139

EQ/JPMorgan Value Opportunities Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/JPMorgan Value Opportunities Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.01%	1.01%	0.76%
Fee Waiver and/or Expense Reimbursement†	–0.01%	–0.01%	–0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.00%	0.75%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, dividend and interest expenses on securities sold short, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.00% for Class IA and IB shares and 0.75% for Class K shares. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$102	$321	$557	$1,235
Class IB Shares	$102	$321	$557	$1,235
Class K Shares	$77	$242	$421	$941

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 180% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. For this Portfolio, issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. The Portfolio may invest up to 10% of its net assets in foreign securities.

The Sub-Adviser employs a value-oriented investment approach that seeks to identify attractive companies through fundamental research and discounted cash flow analysis. The Sub-Adviser seeks to identify relative value within sectors by combining company analysis of its research and portfolio management teams with market sentiment and macro-insights of the portfolio managers. The Sub-Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected

140	About the investment portfolios	EQ Advisors Trust

by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: A Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
21.72% (2009 2nd Quarter)	–20.78% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/JPMorgan Value Opportunities Portfolio –Class IA Shares	14.40%	14.03%	6.76%
EQ/JPMorgan Value Opportunities Portfolio – Class IB Shares	14.36%	13.92%	6.57%
EQ/JPMorgan Value Opportunities Portfolio – Class K Shares (Inception Date: December 1, 2011)	14.69%	N/A	21.43%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.45%	15.42%	7.30%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

EQ Advisors Trust	About the investment portfolios	141

Sub-Adviser: J.P. Morgan Investment Management, Inc. (“JP Morgan”)

Portfolio Manager: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Scott Blasdell	Managing Director of JP Morgan	May 2013

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

142	About the investment portfolios	EQ Advisors Trust

EQ/Large Cap Growth Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000 Growth Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Growth Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.73%	0.73%	0.48%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$75	$233	$406	$906
Class IB Shares	$75	$233	$406	$906
Class K Shares	$49	$154	$269	$604

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000® Growth Index (“Russell 1000 Growth”). This Portfolio’s investments in equity securities in the Russell 1000 Growth may include financial instruments that derive their value from such securities. The Russell 1000 Growth measures the performance of the large-cap growth segment of the U.S. equity universe. As of December 31, 2014, the market capitalization of companies in the Russell 1000 Growth ranged from $275.2 million to $647.4 billion.

The Sub-Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the Russell 1000 Growth in the exact weight each security represents in the Index. This strategy is commonly referred to as an indexing strategy. The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will

EQ Advisors Trust	About the investment portfolios	143

reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.98% (2009 2nd Quarter)	–15.44% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/Large Cap Growth Index Portfolio – Class IA Shares	12.24%	15.28%	8.83%
EQ/Large Cap Growth Index Portfolio – Class IB Shares	12.24%	15.15%	8.64%
EQ/Large Cap Growth Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	12.53%	N/A	20.40%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	13.05%	15.81%	8.49%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

144	About the investment portfolios	EQ Advisors Trust

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The individual primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	145

EQ/Large Cap Value Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Value Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.73%	0.73%	0.48%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$75	$233	$406	$906
Class IB Shares	$75	$233	$406	$906
Class K Shares	$49	$154	$269	$604

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000® Value Index (“Russell 1000 Value”). The Portfolio’s investments in equity securities in the Russell 1000 Value may include financial instruments that derive their value from such securities. The Russell 1000 Value measures the performance of the large-cap value segment of the U.S. equity universe. As of December 31, 2014, the market capitalization of companies in the Russell 1000 Value ranged from $275.2 million to $391.5 billion.

The Sub-Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the Russell 1000 Value in the exact weight each represents in the Index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy.

The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will

146	About the investment portfolios	EQ Advisors Trust

reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.00% (2009 3rd Quarter)	–32.33% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Large Cap Value Index Portfolio – Class IA Shares (Inception Date: October 3, 2005)	12.59%	14.68%	0.92%
EQ/Large Cap Value Index Portfolio – Class IB Shares (Inception Date: October 3, 2005)	12.62%	14.56%	0.76%
EQ/Large Cap Value Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	13.36%	N/A	21.61%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.45%	15.42%	7.28%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Michael Feehily, CFA®	Senior Managing Director and Co-Head of Passive Strategies – North America of SSGA FM	May 2015
John Tucker, CFA®	Senior Managing Director and Co-Head of Passive Strategies-North America of SSGA FM	December 2008

EQ Advisors Trust	About the investment portfolios	147

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/MFS International Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/MFS International Growth Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.84%	0.84%	0.84%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	1.23%	1.23%	0.98%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$125	$390	$676	$1,489
Class IB Shares	$125	$390	$676	$1,489
Class K Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (i.e. growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. The Portfolio may invest in companies of any size.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other types of equity securities. These may include depositary receipts, preferred stocks and warrants. The Portfolio may engage in active and frequent trading in pursuing its principal investment strategies.

The Sub-Adviser uses a bottom-up approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered. The Sub-Adviser may sell a security for a variety of reasons, such as to secure gains, to limit losses, or redeploy assets into opportunities believed to be more promising, among others.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign

EQ Advisors Trust	About the investment portfolios	149

currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Geographic Concentration Risk: A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

For periods prior to the date Class IA shares commenced operations (September 26, 2008), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

150	About the investment portfolios	EQ Advisors Trust

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
23.32% (2009 2nd Quarter)	–19.66% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/MFS International Growth Portfolio – Class IA Shares	–5.09%	5.91%	6.10%
EQ/MFS International Growth Portfolio – Class IB Shares	–5.08%	5.80%	6.00%
EQ/MFS International Growth Portfolio – Class K Shares (Inception Date: August 26, 2011)	–4.84%	N/A	7.92%
MSCI All Country World ex U.S. Growth (Net) Index (reflects no deduction for fees or expenses)	–2.65%	5.19%	5.43%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
David Antonelli	Vice Chairman and Portfolio Manager of MFS	January 2010
Kevin Dwan	Investment Officer and Portfolio Manager of MFS	January 2012
Matthew Barrett	Investment Officer and Portfolio Manager of MFS	March 2015

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	151

EQ/Mid Cap Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mid Cap Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.72%	0.72%	0.47%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$74	$230	$401	$894
Class IB Shares	$74	$230	$401	$894
Class K Shares	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Sub-Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. For purposes of this Portfolio, equity securities in the S&P MidCap 400 Index may include financial instruments that derive their value from such securities.

The Sub-Adviser does anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the S&P MidCap 400 Index in the exact weight each represents in the Index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy.

The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly

152	About the investment portfolios	EQ Advisors Trust

susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because mid cap companies generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
19.74% (2009 3rd Quarter)	–27.21% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/Mid Cap Index Portfolio – Class IA Shares	8.96%	15.85%	6.46%
EQ/Mid Cap Index Portfolio – Class IB Shares	8.99%	15.74%	6.28%
EQ/Mid Cap Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	9.23%	N/A	20.11%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	9.77%	16.54%	9.71%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Michael Feehily, CFA®	Senior Managing Director and Co-Head of Passive Strategies – North American of SSGA FM.	May 2015

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Name	Title	Date Began Managing the Portfolio
John Tucker, CFA®	Senior Managing Director and Co-Head of Passive Strategies – North America of SSGA FM	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Morgan Stanley Mid Cap Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Morgan Stanley Mid Cap Growth Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.07%	1.07%	0.82%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$109	$340	$590	$1,306
Class IB Shares	$109	$340	$590	$1,306
Class K Shares	$84	$262	$455	$1,014

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies (or derivative instruments with similar economic characteristics) at the time of investment. The Portfolio primarily invests in equity securities, including common stocks, preferred stocks, and rights and warrants to purchase common stock. For this Portfolio, medium-sized companies are defined as companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index. As of December 31, 2014, the market capitalization range of the Russell MidCap® Growth Index was $275.2 million to $33.6 billion.

The Sub-Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Sub-Adviser typically favors companies with rising returns on invested capital, above-average business visibility, strong free cash flow generation and an attractive risk/reward. The Sub-Adviser generally considers selling an investment when it determines the holding no longer satisfies its investment criteria.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers, including emerging market securities and depositary receipts. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

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Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because mid-cap companies generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
25.65% (2009 2nd Quarter)	–26.81% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Morgan Stanley Mid Cap Growth Portfolio – Class IA Shares (Inception Date: April 29, 2005)	–0.72%	12.92%	10.23%
EQ/Morgan Stanley Mid Cap Growth Portfolio – Class IB Shares (Inception Date: April 29, 2005)	–0.73%	12.81%	10.04%
EQ/Morgan Stanley Mid Cap Growth Portfolio – Class K Shares (Inception Date: December 1, 2011)	–0.47%	N/A	12.71%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	11.90%	16.94%	10.41%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

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Sub-Adviser: Morgan Stanley Investment Management, Inc. (“MSIM, Inc.”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Dennis Lynch	Managing Director of MSIM, Inc.	April 2005
David Cohen	Managing Director of MSIM, Inc.	April 2005
Sam Chainani	Managing Director of MSIM, Inc.	April 2005
Alexander Norton	Executive Director of MSIM, Inc.	July 2005
Jason Yeung	Managing Director of MSIM, Inc.	September 2007
Armistead Nash	Managing Director of MSIM, Inc.	September 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Oppenheimer Global Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Oppenheimer Global Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.23%	0.23%	0.23%	*
Total Annual Portfolio Operating Expenses	1.43%	1.43%	1.18%
Fee Waiver and/or Expense Reimbursement†	–0.18%	–0.18%	–0.18%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.25%	1.00%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class IA and IB shares and 1.00% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds of Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$127	$435	$765	$1,698
Class IB Shares	$127	$435	$765	$1,698
Class K Shares	$102	$357	$632	$1,416

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests primarily in equity securities of U.S. and foreign companies. The Portfolio can invest without limit in foreign securities, including depositary receipts, and can invest in any country, including countries with developing or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, countries in Western Europe and Japan. The Portfolio normally will invest a significant portion of its assets in foreign securities. The Portfolio may invest in companies of any size, however, it primarily invests in mid- and large-cap companies. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks and warrants.

The Portfolio is not required to allocate its investments in any set percentage in any particular countries. The Portfolio expects to invest in a number of different countries and normally invests in at least three countries (one of which may be the United States). From time to time, the Portfolio may increase the relative emphasis of investments in a particular industry.

The Sub-Adviser primarily looks for quality companies, regardless of domicile, that have sustainable growth. The Sub-Adviser’s investment approach combines a thematic approach to idea generation with bottom-up, fundamental company analysis. The Sub-Adviser seeks to identify secular changes in the world and looks for pockets of durable change that the Sub-Adviser believes will drive global growth for the next decade. These large scale structural themes are referred to collectively as MANTRA®: Mass Affluence, New Technology, Restructuring, and Aging. The Sub-Adviser does not target a fixed allocation with regard to any particular theme, and may choose to focus on various sub-themes within each theme. Within each sub-theme, the Sub-Adviser employs fundamental company analysis to select investments for the Portfolio. The economic characteristics he seeks include a combination of high return on invested capital, good cash flow characteristics, high barriers to entry, dominant market share, a strong competitive position, talented management, and balance sheet strength that the Sub-Adviser believes will enable the company to fund its own growth. These criteria may vary. The Sub-Adviser also considers how industry dynamics, market trends and general economic conditions may affect a company’s earnings outlook.

The Sub-Adviser has a long-term investment horizon of typically three to five years. The Sub-Adviser also has a contrarian buy discipline; the Sub-Adviser buys high quality companies that fit its investment criteria when their valuations underestimate their long-term earnings potential.

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For example, a company’s stock price may dislocate from its fundamental outlook due to a short-term earnings glitch or negative, short-term market sentiment, which can give rise to an investment opportunity. The Sub-Adviser monitors individual issuers for changes in earnings potential or other effects of changing market conditions that may trigger a decision to sell a security, but do not require a decision to do so.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because mid-cap companies generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Special Situations Risk: A Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. Past performance is not an indication of future performance.

The Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
22.42% (2009 2nd Quarter)	–21.93% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Oppenheimer Global Portfolio – Class IA Shares (Inception Date: August 31, 2006)	1.78%	10.36%	5.62%
EQ/Oppenheimer Global Portfolio – Class IB Shares (Inception Date: August 31, 2006)	1.78%	10.25%	5.45%
MSCI All Country World (Net) Index (reflects no deduction for fees or expenses)	4.16%	9.17%	4.87%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: OppenheimerFunds, Inc. (“Oppenheimer”)

Portfolio Manager: The individual primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Rajeev Bhaman, CFA®	Director of Global Equities and Senior Vice President of Oppenheimer	August 2006

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed

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and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Real Estate PLUS Portfolio – Class IB and K Shares

Investment Objective: Seeks to provide long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Real Estate PLUS Portfolio	Class IB Shares	Class K Shares
Management Fee	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	1.24%	1.14%
Total Annual Portfolio Operating Expenses	2.04%	1.69%
Fee Waiver and/or Expense Reimbursement†	–0.92%	–0.82%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%	0.87%
*	Includes Interest Expense of 0.02%.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.10% for Class IB shares and 0.85% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$114	$551	$1,013	$2,295
Class K Shares	$89	$453	$841	$1,929

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies in the real estate industry, including real estate investment trusts (“REITs”), and real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. For purposes of this Portfolio, “equity securities” may include common stocks, preferred stocks, depositary receipts, rights and warrants, and “fixed income instruments” may include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also invest without limitation in foreign currency transactions, including currency forward transactions, which are a type of derivative. REITs are companies that own interests in real estate or in real estate-related loans or other interests and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. The Portfolio also may invest in preferred stocks as well as convertible securities of issuers in real estate-related industries, which have the potential to generate capital appreciation and/or income. The Portfolio retains the ability to invest in real estate companies of any market capitalization. In addition, the Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio (“ETF Allocated Portion”). The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Active Allocated Portion may invest, without limitation, in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes, or in mortgage-backed and other asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio’s Prospectus or Statement of Additional Information. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate.

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The Active Allocated Portion typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Portfolio will receive the price appreciation (or depreciation) of a REIT index or portion of an index, based on the notional amount of the agreement, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other fixed income instruments, including derivative fixed income instruments. In addition, index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in fixed income instruments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in Index derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in Index derivatives is increasing, this could be offset by declining values of the Portfolio’s investments in fixed income instruments. Conversely, it is possible that a rise in the value of the Portfolio’s investments in fixed income instruments could be offset by a decline in the value of the Portfolio’s investments in Index derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in Index derivatives is declining and the value of its investments in fixed income instruments is declining, the Portfolio may experience substantial losses. The Active Allocated Portion may also, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as contracts for real estate-linked derivatives instruments) or by using other investment techniques (such as buybacks or dollar rolls).

The average portfolio duration of the fixed income securities in the Active Allocated Portion will vary based on the Sub-Adviser’s forecast for interest rates and under normal market conditions is not expected to exceed 12 years. Duration is a measure used to determine the sensitivity of a security’s price to interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. The Active Allocated Portion may invest up to 10% of its total assets in high yield securities rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Sub-Adviser to be of comparable quality.

The Active Allocated Portion normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The Active Allocated Portion may invest, without limitation, in securities and instruments that are economically tied to emerging market countries.

The Active Allocated Portion may also purchase or sell securities on a when issued, delayed delivery or forward commitment basis. The Active Allocated Portion may also invest in preferred stocks and ETFs. The Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the FTSE EPRA/NAREIT Developed Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

The Portfolio also may lend its portfolio securities to earn additional income.

The AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Sub-Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor

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its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, credit risk, interest rate risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, sector or geographic region, including a Portfolio that is classified as “non-diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry, sector or geographic region. The use of such a focused investment strategy may increase the volatility of the Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a Portfolio that is more broadly invested.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index.

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Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, a Portfolio may have no income at all from such investments.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its

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allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by a Sub-Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended, changes in interest rates and poor performance by those managing the REITs. In addition, even larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Sector Concentration Risk: A Portfolio that invests primarily in industries comprising a particular sector could experience greater volatility than funds investing in a broader range of sectors.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
8.35% (2014 2nd Quarter)	–4.59% (2014 3rd Quarter)

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Average Annual Total Returns
	One Year	Since Inception
EQ/Real Estate PLUS Portfolio — Class IB Shares (Inception Date: February 8, 2013	16.60%	7.42%
EQ/Real Estate PLUS Portfolio — Class K Shares (Inception Date: February 8, 2013	16.91%	7.69%
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses, or taxes)	15.89%	8.97%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2013

Sub-Adviser: Pacific Investment Management Company LLC (“PIMCO”)

Portfolio Manager: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Mihir P. Worah	Managing Director and Portfolio Manager of PIMCO	February 2013
Jeremie Banet	Executive Vice President and Portfolio Manager of PIMCO	May 2015
Nicholas J. Johnson	Executive Vice President and Portfolio Manager	May 2015

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	February 2013
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	February 2013
Ben Sklar	Portfolio Manager, Index Strategies of AllianceBernstein	February 2013

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Small Company Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000 Index (“Russell 2000”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Small Company Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.25%	0.25%	0.25%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Acquired Fund Fees and Expenses	0.08%	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.71%	0.71%	0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$73	$227	$395	$883
Class IB Shares	$73	$227	$395	$883
Class K Shares	$47	$148	$258	$579

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000® Index (“Russell 2000”). The Portfolio’s investments in equity securities of small-cap companies included in the Russell 2000 may include financial instruments that derive their value from such securities. As of December 31, 2014, the market capitalization range of the Russell 2000 was $18.96 million to $7.3 billion. The Sub-Adviser seeks to match the returns (before expenses) of the Russell 2000. This strategy is commonly referred to as an indexing strategy. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio’s liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio seeks to track the Russell 2000, therefore, the Sub-Adviser generally will not attempt to judge the merits of any particular security as an investment.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
21.44% (2009 2nd Quarter)	–26.45% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/Small Company Index Portfolio – Class IA Shares	4.87%	15.12%	7.43%
EQ/Small Company Index Portfolio – Class IB Shares	4.78%	15.00%	7.24%
EQ/Small Company Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	5.12%	N/A	20.31%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	4.89%	15.55%	7.77%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

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Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The individual primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	May 2006

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/T. Rowe Price Growth Stock Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/T. Rowe Price Growth Stock Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.13%	1.13%	0.88%
Fee Waiver and/or Expense Reimbursement†	–0.03%	–0.03%	–0.03%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.10%	0.85%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.10% for Class IA and IB shares and 0.85% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$112	$356	$619	$1,372
Class IB Shares	$112	$356	$619	$1,372
Class K Shares	$87	$278	$485	$1,082

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio will invest primarily in equity securities of large-cap companies. For this Portfolio, large-cap companies are defined as those companies with market capitalization larger than the median market cap of companies in the Russell 1000® Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of December 31, 2014 was $8.6 billion, and is subject to change) at the time of purchase. The Sub-Adviser mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser generally looks for companies with an above-average rate of earnings growth and an attractive niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, the Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

While most assets are invested in U.S. common stocks, other securities may also be purchased, including warrants and preferred stocks, in keeping with portfolio objectives. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers, including those in emerging markets.

In pursuing the Portfolio’s investment objective, the Sub-Adviser has the discretion to purchase some securities, including warrants and preferred stocks, that do not meet its normal investment criteria, as described above, when it perceives an opportunity for substantial appreciation. These situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders.

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The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Special Situations Risk: A Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

For periods prior to the inception date for Class IA shares (May 16, 2007), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

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The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
19.09% (2012 1st Quarter)	–23.77% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/T. Rowe Price Growth Stock Portfolio – Class IA Shares	8.64%	15.37%	6.17%
EQ/T. Rowe Price Growth Stock Portfolio – Class IB Shares	8.64%	15.26%	6.02%
EQ/T. Rowe Price Growth Stock Portfolio – Class K Shares (Inception Date: December 1, 2011)	8.93%	N/A	20.54%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	13.05%	15.81%	8.49%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Portfolio Manager: The individual primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Joseph Fath, CPA	Vice President of T. Rowe Price and Portfolio Manager	January 2014

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/UBS Growth and Income Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve total return through capital appreciation with income as a secondary consideration.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/UBS Growth and Income Portfolio	Class IA Shares		Class IB Shares	Class K Shares
Management Fee	0.75%		0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.00%
Other Expenses	0.20%	*	0.20%	0.20%	*
Total Annual Portfolio Operating Expenses	1.20%		1.20%	0.95%
Fee Waiver and/or Expense Reimbursement†	–0.15%		–0.15%	–0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%		1.05%	0.80%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class IA and IB shares and 0.80% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$366	$645	$1,441
Class IB Shares	$107	$366	$645	$1,441
Class K Shares	$82	$288	$511	$1,153

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. For this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. In seeking income, the Portfolio invests in stocks of dividend-paying companies. The Portfolio intends to invest primarily in common stocks, but it may also invest in other equity securities that the Sub-Adviser believes provide opportunities for capital growth.

The Sub-Adviser utilizes an investment style that focuses on identifying discrepancies between a security’s fundamental value (i.e., the Sub-Adviser’s assessment of what the security is worth) and its market price. In choosing investments, the Sub-Adviser utilizes a process that involves researching and evaluating companies for potential investment. The Sub-Adviser estimates the fundamental value of each stock under analysis based on economic, industry and company analysis and a company’s management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price and value characteristics. The Sub-Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Dividend Risk: There is no guarantee that the companies in which a Portfolio invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time.

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Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2014 compared to the returns of a broad-based market index. Past performance is not an indication of future performance.

Class IA shares and Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
19.44% (2009 2nd Quarter)	–26.24% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/UBS Growth and Income Portfolio – Class IB Shares	14.46%	13.98%	6.75%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	13.24%	15.64%	7.96%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: UBS Global Asset Management (Americas) Inc. (“UBS Global (AM)”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas J. Digenan, CFA®	Managing Director and Head of U.S. Intrinsic Value Equities of UBS Global (AM)	April 2005
Ian McIntosh	Senior Portfolio Manager of UBS Global (AM)	September 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

EQ Advisors Trust	About the investment portfolios	175

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

176	About the investment portfolios	EQ Advisors Trust

EQ/Wells Fargo Omega Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Wells Fargo Omega Growth Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	1.04%	1.04%	0.79%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$106	$331	$574	$1,271
Class IB Shares	$106	$331	$574	$1,271
Class K Shares	$81	$252	$439	$978

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 90% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in common stocks of U.S. companies across all market capitalizations. The Portfolio also may invest up to 25% of its total assets in foreign securities. The Sub-Adviser employs a growth style of equity management. “Growth” stocks are stocks of companies that the Sub-Adviser believes have anticipated earnings ranging from steady to accelerated growth. The Sub-Adviser’s active style of portfolio management may lead to a high portfolio turnover, but will not limit the Adviser’s investment decisions.

The Sub-Adviser generally intends to sell a portfolio investment when the value of the investment reaches or exceeds the Sub-Adviser’s targeted value, when the Sub-Adviser believes the issuer’s fundamentals begin to deteriorate, or when the investment no longer appears to meet the Portfolio’s investment objective.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may

EQ Advisors Trust	About the investment portfolios	177

erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.99% (2012 1st Quarter)	–19.41% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/Wells Fargo Omega Growth Portfolio – Class IA Shares	3.74%	14.03%	9.28%
EQ/Wells Fargo Omega Growth Portfolio – Class IB Shares	3.83%	13.93%	9.10%
EQ/Wells Fargo Omega Growth Portfolio – Class K Shares (Inception Date: August 29, 2012)	4.06%	N/A	18.42%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	12.44%	15.89%	8.50%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

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Sub-Adviser: Wells Capital Management Inc. (“Wells Capital Management”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas J. Pence, CFA®	Portfolio Manager of Wells Capital Management	May 2010
Michael T. Smith, CFA®	Portfolio Manager of Wells Capital Management	May 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	179

Multimanager Aggressive Equity Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Aggressive Equity Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.58%	0.58%	0.58%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.20%	0.20%	0.20%
Total Annual Portfolio Operating Expenses	1.03%	1.03%	0.78%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$105	$328	$569	$1,259
Class IB Shares	$105	$328	$569	$1,259
Class K Shares	$80	$249	$433	$966

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 54% of the average value of the Portfolio. The portfolio turnover rate consists of a partial year for the Portfolio’s predecessor (a series of AXA Premier VIP Trust that had a substantially identical investment objective, policies and strategies) and the remainder for the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. For purposes of this Portfolio, equity securities shall include common stocks, preferred stocks, and other equity securities, and financial instruments that derive their value from such securities. The Portfolio invests primarily in securities of large capitalization growth companies. For purposes of this Portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 3000® Growth Index (“Russell 3000 Growth”) at the time of investment (market capitalization range of approximately $30.7 million to $647.4 billion as of December 31, 2014). The Portfolio intends to invest primarily in common stocks, but may also invest in other equity securities that a Sub-Adviser believes provide opportunities for capital growth. The size of companies in the Russell 3000 Growth changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers, including emerging market securities and depositary receipts.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the Portfolio’s assets among three or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 3000 Growth with minimal tracking error. This strategy is commonly referred to as indexing strategy. Generally, the Index Allocated Portion utilizes a sampling construction process in which the Index Allocated Portion invests in a subset of the companies represented in the Russell 3000 Growth based on the Sub-Adviser’s analysis of key risk factors and characteristics. Such factors and characteristics include industry weightings, market capitalizations, return variability and yield.

Each Active Allocated Portion invests primarily in equity securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Sub-Adviser, in current market valuations. The Active Allocated Portions may invest up to 25% of their total assets in securities of foreign companies, including companies based in developing countries. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.

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The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts

EQ Advisors Trust	About the investment portfolios	181

of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio had followed its current policies. For periods prior to June 2014 the performance shown below is of the Portfolio’s predecessor, a series of AXA Premier VIP Trust that had a substantially identical investment objective, policies and strategies.

Calendar Year Total Returns (Class IB)

Best Quarter (% and time period)	Worst Quarter (% and time period)
17.70% (2009 2nd Quarter)	–25.44% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
Multimanager Aggressive Equity Portfolio – Class IA	10.66%	13.93%	6.07%
Multimanager Aggressive Equity Portfolio – Class IB	10.68%	13.81%	5.89%
Multimanager Aggressive Equity Portfolio – Class K (Inception Date: August 26, 2011)	10.94%	N/A	19.24%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	12.44%	15.89%	8.50%

WHO MANAGES THE PORTFOLIO

FMG LLC and the Sub-Advisers listed below have served as the Investment Manager and Sub-Advisers, respectively, to the Portfolio for the time periods indicated.

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The individual primarily responsible for the management of the Index Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2009

Sub-Adviser: ClearBridge Investments, LLC (“ClearBridge”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Richard Freeman	Managing Director and Senior Portfolio Manager of ClearBridge	January 2007
Evan Bauman	Managing Director and Portfolio Manager of ClearBridge	January 2007

Sub-Adviser: Scotia Institutional Asset Management US, Ltd. (“Scotia”)

Portfolio Manager: The individual primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Noah Blackstein	Vice President of Scotia	September 2010

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Sub-Adviser: Marsico Capital Management, LLC (“Marsico”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer of Marsico	January 2001
Coralie Witter, CFA®	Portfolio Manager and Senior Analyst of Marsico	May 2011

Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Portfolio Manager: The individual primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Robert W. Sharps	Vice President of T. Rowe Price and Portfolio Manager	September 2010

Sub-Adviser: Westfield Capital Management Company, L.P. (“Westfield”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
William A. Muggia	President, Chief Executive Officer and Chief Investment Officer of Westfield	September 2010
Ethan J. Meyers, CFA®	Managing Partner of Westfield	September 2010
John M. Montgomery	Managing Partner, Portfolio Strategist and Chief Operating Officer of Westfield	September 2010
Hamlen Thompson	Managing Partner of Westfield	September 2010
Bruce N. Jacobs, CFA®	Managing Partner of Westfield	September 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	183

Multimanager Mid Cap Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Mid Cap Growth Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.31%	0.31%	0.31%
Total Annual Portfolio Operating Expenses	1.36%	1.36%	1.11%
Fee Waiver and/or Expense Reimbursement†	–0.21%	–0.21%	–0.21%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.15%	0.90%
*	Expenses have been restated to reflect a change to the Expense Limitation Arrangement.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through June 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.15% for Class IA and IB shares and 0.90% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$117	$410	$725	$1,617
Class IB Shares	$117	$410	$725	$1,617
Class K Shares	$92	$332	$591	$1,333

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of the Portfolio. The portfolio turnover rate consists of a partial year for the Portfolio’s predecessor (a series of AXA Premier VIP Trust that had a substantially identical investment objective, policies and strategies) and the remainder for the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this Portfolio, mid-capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500TM Index (“Russell 2500”) or the Russell Midcap® Index (“Russell Midcap”) at the time of investment (as of December 31, 2014, the market capitalization of the companies in the Russell 2500 was between $18.96 million and $13.9 billion and the market capitalization of the companies in the Russell Midcap was between $275.2 million and $33.6 billion). In addition, securities of mid-capitalization companies may include financial instruments that derive their value from the securities of such companies. The sizes of the companies in these indexes change with market conditions, which can result in changes to the market capitalization ranges of companies in the indexes. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the Portfolio’s assets among three or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among

184	About the investment portfolios	EQ Advisors Trust

the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2500TM Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion.

Each Active Allocated Portion utilizes an aggressive, growth-oriented investment style and invests primarily in equity securities of companies that, in the view of the Sub-Adviser, are either in or entering into the growth phase of their business cycle. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance

EQ Advisors Trust	About the investment portfolios	185

from year to year and by showing the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio had followed its current policies. For periods prior to June 2014 the performance shown below is of the Portfolio’s predecessor, a series of AXA Premier VIP Trust that had a substantially identical investment objective, policies and strategies.

Calendar Year Total Returns (Class IB)

Best Quarter (% and time period)	Worst Quarter (% and time period)
20.34% (2009 2nd Quarter)	–27.15% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
Multimanager Mid Cap Growth Portfolio – Class IA	4.91%	14.78%	7.93%
Multimanager Mid Cap Growth Portfolio – Class IB	4.92%	14.70%	7.76%
Multimanager Mid Cap Growth Portfolio – Class K (Inception Date: August 26, 2011)	5.07%	N/A	18.68%
Russell 2500TM Growth Index (reflects no deduction for fees, expenses, or taxes)	7.05%	17.27%	9.37%

WHO MANAGES THE PORTFOLIO

FMG LLC and the Advisers listed below have served as the Investment Manager and Sub-Advisers, respectively, to the Portfolio for the time periods indicated.

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Bruce Aronow	Senior Vice President and Portfolio Manager/Research Analyst of AllianceBernstein	December 2001
Kumar Kirpalani	Senior Vice President and Portfolio Manager/Research Analyst of AllianceBernstein	December 2001
Samantha S. Lau	Senior Vice President and Portfolio Manager/Research Analyst of AllianceBernstein	December 2001
Wen-Tse Tseng	Senior Vice President and Portfolio Manager/Research Analyst of AllianceBernstein	May 2006

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

186	About the investment portfolios	EQ Advisors Trust

Name	Title	Date Began Managing a Portion of the Portfolio
Alan Mason	Managing Director and Portfolio Manager of BlackRock	March 2014

Sub-Adviser: Franklin Advisers, Inc. (“Franklin Advisers”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Michael McCarthy	Executive Vice President, Director of Equity Research and Portfolio Manager of Franklin Advisers	May 2003
Bradley T. Carris, CFA®	Vice President, Portfolio Manager and Research Analyst of Franklin Advisers	May 2015

Sub-Adviser: Wellington Management Company LLP (“Wellington”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Stephen Mortimer	Senior Managing Director and Equity Portfolio Manager of Wellington	July 2008
Michael T. Carmen, CFA®, CPA	Senior Managing Director and Equity Portfolio Manager of Wellington	May 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	187

Multimanager Mid Cap Value Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Mid Cap Value Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.30%	0.30%	0.30%
Acquired Fund Fees and Expenses	0.08%	0.08%	0.08%
Total Annual Portfolio Operating Expenses	1.43%	1.43%	1.18%
Fee Waiver and/or Expense Reimbursement†	–0.20%	–0.20%	–0.20%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23%	1.23%	0.98%
*	Expenses have been restated to reflect changes to the Expense Limitation Arrangements.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through June 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.15% for Class IA and IB shares and 0.90% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation agreement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$125	$433	$763	$1,696
Class IB Shares	$125	$433	$763	$1,696
Class K Shares	$100	$355	$630	$1,414

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of the Portfolio. The portfolio turnover rate consists of a partial year for the Portfolio’s predecessor (a series of AXA Premier VIP Trust that had a substantially identical investment objective, policies and strategies) and the remainder for the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this Portfolio, mid-capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500™ Index (“Russell 2500”) or the Russell Midcap® Index (“Russell Midcap”) at the time of investment (as of December 31, 2014, the market capitalization of the companies in the Russell 2500 was between $18.96 million and $13.9 billion and the market capitalization of the companies in the Russell Midcap was between $275.2 million and $33.6 billion). In addition, securities of mid-capitalization companies may include financial instruments that derive their value from the securities of such companies. The sizes of the companies in these indexes change with market conditions, which can result in changes to the market capitalization ranges of companies in the indexes. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that an Adviser believes provide opportunities for capital growth.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the Portfolio’s assets among three or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

188	About the investment portfolios	EQ Advisors Trust

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2500™ Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion.

Each Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the Sub-Adviser, are currently undervalued according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. A Sub-Adviser may sell a security for a variety of reasons, such as because the Sub-Adviser believes that it has become overvalued or shows deteriorating fundamentals.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to its perceived true worth, the market will never fully recognize its intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value stocks may also increase the volatility of the Portfolio’s share price.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

EQ Advisors Trust	About the investment portfolios	189

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio had followed its current policies. For periods prior to June 2014 the performance shown below is of the Portfolio’s predecessor, a series of AXA Premier VIP Trust that had a substantially identical investment objective, policies and strategies.

Calendar Year Total Returns (Class IB)

Best Quarter (% and time period)	Worst Quarter (% and time period)
22.65% (2009 2nd Quarter)	–22.50% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
Multimanager Mid Cap Value Portfolio – Class IA	5.37%	12.28%	7.49%
Multimanager Mid Cap Value Portfolio – Class IB	5.39%	12.16%	7.30%
Multimanager Mid Cap Value Portfolio – Class K (Inception Date: August 26, 2011)	5.63%	N/A	16.38%
Russell 2500™ Value Index (reflects no deduction for fees, expenses, or taxes)	7.11%	15.48%	7.91%

WHO MANAGES THE PORTFOLIO

FMG LLC and the Sub-Advisers listed below have served as the Investment Manager and Sub-Advisers, respectively, to the Portfolio for the time periods indicated.

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012
Alan Mason	Managing Director and Portfolio Manager of BlackRock	March 2014

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Sub-Adviser: Diamond Hill Capital Management, Inc. (“Diamond Hill”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Chris Welch, CFA®	Portfolio Manager and Co-Chief Investment Officer of Diamond Hill	January 2011
Tom Schindler, CFA®	Assistant Portfolio Manager of Diamond Hill	January 2011
Jeanette Hubbard, CFA®	Assistant Portfolio Manager of Diamond Hill	May 2014

Sub-Adviser: Knightsbridge Asset Management, LLC (“Knightsbridge”)

Portfolio Manager: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
John G. Prichard, CFA®	President and Chief Investment Officer of Knightsbridge	January 2011
Miles E. Yourman	Principal and Portfolio Manager of Knightsbridge	January 2015

Sub-Adviser: Lord, Abbett & Co. LLC (“Lord Abbett”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Justin C. Maurer	Partner & Portfolio Manager of Lord Abbett	June 2012
Thomas B. Maher	Partner & Portfolio Manager of Lord Abbett	June 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	191

Multimanager Technology Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Technology Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.20%	0.20%	0.19%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.44%	1.44%	1.18%
Fee Waiver and/or Expense Reimbursement†	–0.10%	–0.10%	–0.09%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.34%	1.34%	1.09%
*	Expenses have been restated to reflect changes to the expense limitation arrangements
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.30% for Class IA and Class IB shares and 1.05% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$136	$446	$777	$1,716
Class IB Shares	$136	$446	$777	$1,716
Class K Shares	$111	$366	$640	$1,424

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of the Portfolio. The portfolio turnover rate consists of a partial year for the Portfolio’s predecessor (a series of AXA Premier VIP Trust that had a substantially identical investment objective, policies and strategies) and the remainder for the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in internet products and services, computers, electronics, hardware and components, communications, software, e-commerce, information services, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. In addition, securities of companies in the technology sector may include financial instruments that derive their value from the securities of such companies. The Portfolio may invest in companies of any size and can invest in securities of both U.S. and foreign companies. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the Portfolio’s assets among three or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”), one or more other portions of the Portfolio will be actively managed (“Active Allocated Portions”), and another portion will invest in exchange-traded funds (“ETFs”) (“ETF Allocation Portion”). Under normal circumstances, the Manager allocates approximately 30% of the Portfolio’s net assets to the Index Allocated Portion, approximately 50% of net assets among the Active Allocated Portions, and approximately 20% of net assets to the ETF Allocated Portion. These percentages are targets established by the Manager; actual

192	About the investment portfolios	EQ Advisors Trust

allocations to the Index Allocated and Active Allocated Portions may deviate from these targets by up to 20% of the Portfolio’s net assets and by up to 25% of the Portfolio’s net assets with respect to the ETF Allocated Portion, but any allocation to the ETF Allocated Portion generally shall not exceed 20% of the Portfolio’s net assets.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P North American Technology Sector Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in ETFs that seek to track the S&P North American Technology Sector Index to obtain comparable exposure as the index without buying the underlying securities comprising the index.

The Active Allocated Portions may engage in active and frequent trading to achieve the investment objective. The Active Allocated Portions’ Sub-Advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.

The ETF Allocated Portion invests in ETFs that meet the investment criteria of the Portfolio as a whole. The ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval. An investor in the Portfolio will bear the expenses of the Portfolio as well as the indirect expenses associated with the ETFs held by the ETF Allocated Portion and, if applicable, the Index Allocated Portion.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are

EQ Advisors Trust	About the investment portfolios	193

more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Sector Concentration Risk: A Portfolio that invests primarily in industries comprising a particular sector could experience greater volatility than funds investing in a broader range of sectors.

Technology Sector Risk: The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio’s performance compares with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

For periods prior to June 2014 the performance shown below is of the Portfolio’s predecessor, a series of AXA Premier VIP Trust that had a substantially identical investment objective, policies and strategies.

Calendar Year Total Returns (Class IB)

Best Quarter (% and time period)	Worst Quarter (% and time period)
20.57% (2009 2nd Quarter)	–27.02% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
Multimanager Technology Portfolio – Class IA	13.55%	14.49%	8.95%
Multimanager Technology Portfolio – Class IB	13.58%	14.38%	8.76%
Multimanager Technology Portfolio – Class K (Inception Date: August 29, 2012)	13.76%	N/A	19.63%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	13.24%	15.64%	7.96%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses, or taxes)	15.28%	14.83%	9.15%

WHO MANAGES THE PORTFOLIO

FMG LLC and the Sub-Advisers listed below have served as the Investment Manager and Advisers, respectively, to the Portfolio for the time periods indicated.

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Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) selection of investments in exchange traded funds for the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing a Portion of the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam Cohen	Assistant Portfolio Manager of FMG LLC	May 2015

Sub-Adviser: Allianz Global Investors U.S. LLC (“Allianz”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Huachen Chen	Managing Director, Senior Analyst and Portfolio Manager of Allianz	January 2002
Walter C. Price	Managing Director, Senior Analyst and Portfolio Manager of Allianz	January 2002

Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Michael Feehily, CFA®	Senior Managing Director and Co-Head of Passive Strategies – North American of SSGA FM.	May 2015
John Tucker, CFA®	Senior Managing Director and Co-Head of Passive Strategies – North America of SSGA FM	January 2009

Sub-Adviser: Wellington Management Company LLP (“Wellington”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
John F. Averill, CFA®	Senior Managing Director and Global Industry Analyst of Wellington	December 2003
Bruce L. Glazer	Senior Managing Director and Global Industry Analyst of Wellington	December 2003
Anita M. Killian, CFA®	Senior Managing Director and Global Industry Analyst of Wellington	December 2003
Michael T. Masdea	Senior Managing Director and Global Industry Analyst of Wellington	July 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

EQ Advisors Trust	About the investment portfolios	195

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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AXA/AB Short Duration Government Bond Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/AB Short Duration Government Bond Portfolio	Class IA Shares*	Class IB Shares	Class K Shares
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.82%	0.82%	0.57%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expense remain the same. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$84	$262	$455	$1,014
Class IB Shares	$84	$262	$455	$1,014
Class K Shares	$58	$183	$318	$714

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 78% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Futures (including a short position in a futures contract) and options contracts on debt securities and shares of other investment companies that invest substantially all of their assets in debt securities are examples of financial instruments that derive their value from debt securities.

The Portfolio may also purchase corporate bonds, notes, asset-backed securities, commercial mortgage-backed securities and other mortgage-related securities, inflation-protected securities, loan participations, zero-coupon bonds, pay-in-kind securities, and preferred stock. The Portfolio also may invest up to 10% of its total assets in foreign fixed-income securities in developed or emerging market countries.

The Portfolio seeks to maintain an effective duration of up to two years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average time to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

In managing the Portfolio, the Sub-Adviser may use interest rate forecasting to guide the level of interest rate risk to accept at a given time. The Portfolio may moderately shorten its average duration when the Sub-Adviser expects interest rates to rise and modestly lengthen its average duration when the Sub-Adviser anticipates that interest rates will fall.

The Sub-Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Sub-Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

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Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may

198	About the investment portfolios	EQ Advisors Trust

experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class IA Shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
–0.10% (2014 1st Quarter)	–0.20% (2014 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception
AXA/AB Short Duration Government Bond Portfolio — Class IB Shares (Inception Date: May 20, 2013	–0.50%	–0.68%
AXA/AB Short Duration Government Bond Portfolio — Class K Shares (Inception Date: May 20, 2013	–0.20%	–0.50%
BofA Merrill Lynch 1-year U.S. Treasury Note Index (reflects no deduction for fees, expenses, or taxes)	0.18%	0.19%

EQ Advisors Trust	About the investment portfolios	199

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)

Portfolio Manager: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Jon P. Denfeld, CFA®	Vice President of AllianceBernstein	September 2012
Shawn E. Keegan	Vice President of AllianceBernstein	September 2012
Alison M. Martier	Senior Vice President of AllianceBernstein	September 2012
Douglas J. Peebles	Senior Vice President of AllianceBernstein	September 2012
Greg Wilensky, CFA®	Senior Vice President of AllianceBernstein	September 2012
Michael L. Mon	Vice President and Portfolio Manager/ Analyst of AllianceBernstein	August 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and to other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most of all of which it intends to distribute annually — and redemptions or exchange of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

200	About the investment portfolios	EQ Advisors Trust

EQ/Core Bond Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays U.S. Intermediate Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Core Bond Index Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.34%	0.34%	0.34%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.71%	0.71%	0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$73	$227	$395	$883
Class IB Shares	$73	$227	$395	$883
Class K Shares	$47	$148	$258	$579

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. The Portfolio also may invest up to 40% of the Portfolio’s assets in exchange traded funds (“ETFs”) that invest in securities included in the Intermediate Government Credit Index.

In seeking to achieve the Portfolio’s investment objective, the Sub-Adviser will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Credit Index. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Portfolio may not track the performance of the Intermediate Government Credit Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in

EQ Advisors Trust	About the investment portfolios	201

individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Prior to February 15, 2011 the Portfolio had a different investment objective and principal investment strategy.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

202	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)
3.48% (2006 3rd Quarter)	–2.89% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/Core Bond Index Portfolio – Class IA Shares	2.36%	2.97%	1.86%
EQ/Core Bond Index Portfolio – Class IB Shares	2.46%	2.88%	1.68%
EQ/Core Bond Index Portfolio – Class K Shares (Inception Date: August 26, 2011)	2.62%	N/A	1.62%
Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.13%	3.54%	4.10%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Advisers.

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	June 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	June 2011

Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Mahesh Jayakumar, CFA®, FRM	Vice President of SSGA FM	January 2012
Michael Brunell, CFA®	Vice President of SSGA FM	January 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	203

EQ/Global Bond PLUS Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital growth and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Global Bond PLUS Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.55%	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.20%	0.20%	0.20%
Total Annual Portfolio Operating Expenses	1.00%	1.00%	0.75%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$102	$318	$552	$1,225
Class IB Shares	$102	$318	$552	$1,225
Class K Shares	$77	$240	$417	$930

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 35-45% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 55-65% of the Portfolio’s net assets. Up to 20% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval. The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio invests primarily in investment grade debt securities that are rated Baa or higher by Moody’s Investor Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Portfolio normally will invest a significant portion of its assets in foreign securities and normally invests in at least three countries and may invest in the securities of issuers in emerging markets.

The Active Allocated Portion generally maintains a dollar-weighted average maturity of 5 to 14 years and a duration of 3½ to 10 years. Maturity measures the average final payable dates of debt instruments. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive.

The Sub-Adviser to the Active Allocated Portion makes its country selection and currency decisions for the Active Allocated Portion based on its own fundamental research and advanced analytical systems. In choosing investments, the Sub-Adviser to the Active Allocated Portion searches for the best values on securities that meet the Active Allocated Portion’s credit and maturity requirements. Bonds selected for inclusion in the Active Allocated Portion are continually monitored to assure they meet the Sub-Adviser to the Active Allocated Portion’s standards. The Sub-Adviser to the Active Allocated Portion may sell a security for a variety of reasons, such as to invest in an issuer believed to offer superior investment opportunities.

The Active Allocated Portion may invest up to 20% of its assets in foreign mortgage- and asset-based securities and/or foreign bank obligations. In addition, the Active Allocated Portion may invest up to 20% of its assets in investment grade fixed income securities or obligations of U.S. government entities or U.S. corporations.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Barclays U.S. Intermediate Government/Credit Index (“Intermediate Government Credit Index”)

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with, minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Intermediate Government Credit Index covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.

The Sub-Adviser selects the Index Allocated Portion’s investments by a “sampling” strategy. Specifically, the Sub-Adviser invests in a representative sample of securities from each broad segment of the Intermediate Government Credit Index, such as government bonds and corporate issues that represent key index characteristics. The Index Allocated Portion also may invest in other instruments that provide comparable exposure to the index, such as futures and options contracts and other derivatives. Generally, the Index Allocated Portion attempts to have a correlation between its performance and that of the Intermediate Government Credit Index of approximately 0.95 before expenses.

The Portfolio may invest up to 30% of the Portfolio’s total assets in derivatives such as foreign currency forward contracts as a substitute for investing directly in securities or for hedging purposes. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates

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may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit

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quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
9.57% (2008 1st Quarter)	–5.74% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Global Bond PLUS Portfolio – Class IA Shares (Inception Date: October 3, 2005)	0.83%	2.60%	3.53%
EQ/Global Bond PLUS Portfolio – Class IB Shares (Inception Date: October 3, 2005)	0.83%	2.51%	3.36%
EQ/Global Bond PLUS Portfolio – Class K Shares (Inception Date: August 26, 2011)	1.08%	N/A	0.52%
BofA Merrill Lynch Global Broad Market Index (reflects no deduction for fees, expenses, or taxes)	1.29%	2.85%	N/A

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iv) the selection of investments in exchange traded funds for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	June 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	June 2011

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Sub-Adviser: First International Advisors, LLC (“First International”) and Wells Capital Management, Inc.

Portfolio Managers: The members of the team that are primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Anthony Norris	Chief Investment Officer, Managing Director and Senior Portfolio Manager of First International	May 2006
Peter Wilson	Managing Director and Senior Portfolio Manager of First International	May 2006

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Scott Radell	Managing Director and Portfolio Manager of BlackRock	June 2010
Karen Uyehara	Director and Portfolio Manager of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/High Yield Bond Portfolio – Class IB and K Shares

Investment Objective: Seeks to maximize current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/High Yield Bond Portfolio	Class IB Shares	Class K Shares
Management Fee	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.33%	0.32%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	1.23%	0.97%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$125	$390	$676	$1,489
Class K Shares	$99	$309	$536	$1,190

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 75% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bank loans, bonds, loan participations, notes and debentures are examples of debt securities. It is expected that the Portfolio will invest primarily in high-yield corporate bonds. Securities below investment grade include those securities rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB+ or lower by Fitch Ratings Ltd. (“Fitch”) or by Standard & Poor’s Ratings Services (“S&P”) or, if unrated, deemed to be of comparable quality. The Portfolio may invest in debt securities issued by small-, mid- and large- capitalization companies. The Portfolio may invest up to 25% of its net assets in debt securities of issuers located outside the United States, including emerging markets issuers and U.S. dollar-denominated securities of non-U.S. issuers. Certain debt instruments in which the Portfolio may invest may be structured as pay-in-kind securities.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and the other portion of the Portfolio invests in ETFs that are passively managed and that meet the investment objective of the Portfolio (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 90% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets. These percentages can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Active Allocated Portion will invest in high yield corporate debt securities as well as floating rate loans, and participations in and assignments of loans. The Active Allocated Portion may invest in securities of any maturity because the Sub-Advisers to the Active Allocated Portion place greater emphasis on credit risk in selecting securities than either maturity or duration. Maturity measures the average final payable dates of debt instruments. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive.

The ETF Allocated Portion will generally invest in the following ETFs: the iShares iBoxx $ High Yield Corporate Bond Fund and the SPDR® Barclays High Yield Bond ETF. These ETFs seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a fixed-income securities benchmark index. An investor in the Portfolio will bear both the expenses of the Portfolio as well as the indirect expenses associated with the ETFs held by the ETF Allocated Portion.

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The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P. or AXA Investment Managers, Inc., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Bank Loans Risk. Loans are subject to additional risks including liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for a Portfolio investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value.

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Sub-Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk. The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

ETFs Risk. A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central

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banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines and more limited financial resources as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk

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of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by a Sub-Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

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Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
2.48% (2014 1st Quarter)	–1.70% (2014 3rd Quarter)

Average Annual Total Returns
	One Year	Since Inception
EQ/High Yield Bond Portfolio — Class IB Shares (Inception Date: February 8, 2013)	1.86%	4.33%
EQ/High Yield Bond Portfolio — Class K Shares (Inception Date: February 8, 2013)	2.13%	4.60%
BofA Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses, or taxes)	2.50%	4.65%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Sub-Advisers, (ii) allocating assets among the Portfolio’s Allocated Portions and (iii) the selection of investments in exchange traded funds for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	February 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2013
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	February 2013
Adam Cohen	Assistant Portfolio Manager of FMG LLC	May 2015

Sub-Adviser: AXA Investment Managers, Inc. (“AXA IM”)

Portfolio Managers: A portion of the Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Carl Whitbeck, CFA®	Head of U.S. High Yield, Portfolio Manager/Analyst of AXA IM	February 2013

Sub-Adviser: Post Advisory Group, LLC. (“Post”)

Portfolio Managers: The individuals that are jointly and primarily responsible for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Henry Chyung	Chief Investment Officer of Post, Post Board Member	May 2014
Bill Matthews, CFA®	Managing Director – Portfolio Manager of Post	May 2014
Schuyler Hewes	Managing Director – Portfolio Manager of Post	May 2014
David Kim	Managing Director – Portfolio Manager of Post	May 2014
Jeffrey Stroll	Managing Director – Portfolio Manager of Post	May 2014
Dan Ross	Managing Director – Portfolio Manager of Post	October 2014

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

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TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Intermediate Government Bond Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Intermediate Government Bond Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.34%	0.34%	0.34%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.73%	0.73%	0.48%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$75	$233	$406	$906
Class IB Shares	$75	$233	$406	$906
Class K Shares	$49	$154	$269	$604

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities. The Manager may also invest up to 20% of the Portfolio’s assets in exchange traded funds (“ETFs”) that invest in securities included in the Intermediate Government Bond Index. The Sub-Adviser may also purchase or sell futures contracts on fixed-income securities in lieu of investment directly in fixed-income securities themselves.

The Portfolio may not track the performance of the Intermediate Government Bond Index due to differences in individual securities holdings, expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

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ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Prior to February 15, 2011 the Portfolio had a different investment objective and investment strategy.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
3.05% (2011 3rd Quarter)	–1.88% 2008 2nd Quarter)

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Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/Intermediate Government Bond Portfolio – Class IA Shares	1.58%	2.16%	2.44%
EQ/Intermediate Government Bond Portfolio – Class IB Shares	1.59%	2.05%	2.26%
EQ/Intermediate Government Bond Portfolio – Class K Shares (Inception Date: August 26, 2011)	1.84%	N/A	0.75%
Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	2.52%	2.78%	3.76%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating the Portfolio’s assets among investment styles are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	June 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	June 2011

Sub-Adviser: SSgA Funds Management, Inc. (“SSGA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Mahesh Jayakumar, CFA®, FRM	Vice President of SSGA FM	January 2012
Michael Brunell, CFA®	Vice President of SSGA FM	January 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	217

EQ/Money Market Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Money Market Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.34%	0.34%	0.34%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%	*
Total Annual Portfolio Operating Expenses	0.72%	0.72%	0.47%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$74	$230	$401	$894
Class IB Shares	$74	$230	$401	$894
Class K Shares	$48	$151	$263	$591

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 60 days or less.

The instruments in which the Portfolio invests include:

•	marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities;

•	certificates of deposit, bankers’ acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

(a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are Federal Deposit Insurance Corporation (“FDIC”) members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

(b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by Standard & Poor’s Ratings Services (“S&P”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or (ii) long term debt rated at least AA by S&P or Aa by Moody’s;

•

commercial paper (rated at least A-1 by S&P or Prime-1 by Moody’s or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody’s) and participation interests in loans extended by banks to such companies;

•	mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

•

corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody’s, as well as corporate debt obligations rated at least A by S&P or Moody’s, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody’s;

•	floating rate or master demand notes; and

•	repurchase agreements covering securities in which the Portfolio may invest.

If the Sub-Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Trust’s Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar- denominated money market instruments of foreign branches of foreign banks. Normally, the Portfolio invests at least 25% of its net assets in bank obligations.

It is not anticipated that any Portfolio affiliate will purchase any distressed assets from the Portfolio, make a capital infusion, enter into a capital support agreement or take other actions to prevent the per share value of the Portfolio from falling below $0.995.

218	About the investment portfolios	EQ Advisors Trust

The credit quality of the securities held by the Portfolio can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant NAV deterioration. The Portfolio’s NAV can be severely impacted by forced selling during periods of high redemption pressures and/or illiquid markets. In addition, the actions of a few large investors in the Portfolio may have a significant adverse effect on other shareholders.

As prevailing market conditions and the economic environment warrant, and at the discretion of the Portfolio’s Sub-Adviser, a percentage of the Portfolio’s total net assets may be un-invested. During such periods, un-invested assets will be held in cash in the Portfolio’s custody account. Cash assets held in the Portfolio’s custody account may be subject to credit and counterparty risk. Cash assets held in the Portfolio’s custody account are not income-generating and would impact the Portfolio’s current yield. Without limitation, such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low or where no interest rate is paid at all, or when Treasuries are in short supply, or due to a dislocation in the Treasury or broader fixed income markets.

A low-interest rate environment may prevent the Portfolio from providing a positive yield, cause the Portfolio to pay Portfolio expenses out of Portfolio assets or impair the Portfolio’s ability to maintain a stable $1.00 NAV. AXA Equitable may, in its sole discretion, maintain a temporary defensive position with respect to the Portfolio. Although not required to do so, as a temporary defensive measure, AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) may waive or cause to be waived fees owed by the Portfolio, in attempting to maintain a stable $1.00 NAV.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not guaranteed, is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Banking Industry Sector Risk: To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Foreign Securities Risk: Investments in U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, imposition of taxes or other restrictions on payment of principal and interest and regulatory issues facing issuers in such foreign countries.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. The Securities and Exchange Commission recently adopted changes to the rules that govern money market funds. These changes will: (1) permit, subject to the discretion of the board of trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes may affect the Portfolio’s investment strategies, operations and/or return potential. As of the date of this Prospectus, FMG LLC is evaluating the potential impact of these changes which have a phase in compliance period ranging from July, 2015 through October, 2016.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and

EQ Advisors Trust	About the investment portfolios	219

market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class K Shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
1.18% (2006 3rd Quarter)	0.00% (2012 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/Money Market Portfolio – Class IA Shares	0.00%	0.02%	1.51%
EQ/Money Market Portfolio – Class IB Shares	0.00%	0.00%	1.38%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.03%	0.09%	1.54%
The Portfolio’s 7-day yield as of December 31, 2014 was 0.00%.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Sub-Adviser: The Dreyfus Corporation (“Dreyfus”)

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

220	About the investment portfolios	EQ Advisors Trust

EQ/PIMCO Global Real Return Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/PIMCO Global Real Return Portfolio	Class IB Shares	Class K Shares
Management Fee	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.61%	0.58%
Total Annual Portfolio Operating Expenses	1.46%	1.18%
Fee Waiver and/or Expense Reimbursement†	–0.41%	–0.38%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	0.80%
*	Includes Interest Expense of 0.05%.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.00% for Class IB shares and 0.75% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$107	$421	$758	$1,711
Class K Shares	$82	$337	$612	$1,398

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 92% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. (e.g., Treasury Inflation Protected Securities (“TIPS”)) and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments, including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities, also known as “junk bonds” rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Sub-Adviser to be of comparable quality.

The Portfolio normally invests a significant portion of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The Portfolio may invest, without limitation, in securities that are economically tied to emerging market countries. The Portfolio may also invest without limitation in foreign currency transactions, including currency forward transactions. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

Subject to applicable law and any other restrictions described in the Portfolio’s Prospectus or Statement of Additional Information, the Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as contracts for derivative instruments) or by using other investment techniques (such as buy backs or dollar

EQ Advisors Trust	About the investment portfolios	221

rolls). The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Portfolio may also invest up to 10% of its total assets in preferred stocks. The Portfolio may also invest, to a limited extent, in loan participations. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Sub-Adviser manages the Portfolio’s duration based on the Sub-Adviser’s view of the market and interest rates. The Portfolio may invest in securities of any maturity. Duration also measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. The Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed to offer superior investment opportunities. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays World Government Inflation-Linked Index (hedged), as calculated by the Adviser, which as of December 31, 2014, as converted, was 8.56 years.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, credit risk, interest rate risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, sector or geographic region, including a Portfolio that is classified as “non-diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry, sector or geographic region. The use of such a focused investment strategy may increase the volatility of the Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a Portfolio that is more broadly invested.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

222	About the investment portfolios	EQ Advisors Trust

Inflation-Indexed Bonds Risk: Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, a Portfolio may have no income at all from such investments.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk. Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Non-Investment Grade Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch, or Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by a Sub-Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher portfolio expenses and lower total return.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

EQ Advisors Trust	About the investment portfolios	223

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
2.80% (2014 2nd Quarter)	0.64% (2014 3rd Quarter)

Average Annual Total Returns
	One Year	Since Inception
EQ/PIMCO Global Real Return Portfolio — Class IB Shares (Inception Date: February 8, 2013)	7.86%	0.78%
EQ/PIMCO Global Real Return Portfolio — Class K Shares (Inception Date: February 8, 2013)	8.14%	1.04%
Barclays World Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses, or taxes)	9.04%	1.49%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Pacific Investment Management Company LLC (“PIMCO”)

Portfolio Manager: The individual primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Mihir P. Worah	Managing Director and Portfolio Manager of PIMCO	February 2013
Jeremie Banet	Executive Vice President and Portfolio Manager of PIMCO	May 2015

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

224	About the investment portfolios	EQ Advisors Trust

EQ/PIMCO Ultra Short Bond Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/PIMCO Ultra Short Bond Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.48%	0.48%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.85%	0.85%	0.60%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$87	$271	$471	$1,049
Class IB Shares	$87	$271	$471	$1,049
Class K Shares	$61	$192	$335	$750

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 100% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Portfolio invests in a variety of fixed income investments, including securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. issuers, including corporate commercial paper; mortgage-backed and other asset-backed securities; loan participations and assignments. The Sub-Adviser will seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships represent an attractive valuation. The average portfolio duration of this Portfolio will vary based on the Sub-Adviser’s forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive.

The Portfolio may invest up to 100% of its total assets in derivatives. The Portfolio intends to use derivatives for a variety of purposes, including as a substitute for investing directly in securities, as a hedge against interest rate risk and to attempt to enhance returns. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio may also invest up to 10% of its total assets in preferred and common stocks. The Sub-Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities. lf a security is downgraded, the Sub-Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interest of investors. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

EQ Advisors Trust	About the investment portfolios	225

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, a portfolio may take on leveraging risk when it engages in derivatives transactions, invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

226	About the investment portfolios	EQ Advisors Trust

For periods prior to the inception date for Class IA shares (March 30, 2007), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
5.91% (2007 4th Quarter)	–5.22% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/ Since Inception
EQ/PIMCO Ultra Short Bond Portfolio – Class IA Shares	–0.11%	0.51%	1.90%
EQ/PIMCO Ultra Short Bond Portfolio – Class IB Shares	–0.11%	0.41%	1.79%
EQ/PIMCO Ultra Short Bond Portfolio – Class K Shares (Inception Date: August 26, 2011)	0.14%	N/A	0.63%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.03%	0.09%	1.54%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: Pacific Investment Management Company, LLC. (“PIMCO”)

Portfolio Manager: The individual primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Jerome Schneider	Managing Director of PIMCO	January 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	227

EQ/Quality Bond PLUS Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve high current income consistent with moderate risk to capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Quality Bond PLUS Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.40%	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.20%	0.20%	0.16%
Total Annual Portfolio Operating Expenses	0.85%	0.85%	0.56%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$87	$271	$471	$1,049
Class IB Shares	$87	$271	$471	$1,049
Class K Shares	$57	$179	$313	$701

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 136% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. For this Portfolio, debt securities include direct and indirect investments in debt securities and investments in other investment companies and financial instruments that derive their value from such securities. The Portfolio invests primarily (either directly or indirectly through other investments) in securities, including government, corporate and agency mortgage- and asset-backed securities, that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s) or BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, fixed income securities that the Sub-Adviser determines to be of comparable quality. The Portfolio also seeks to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody’s or S&P or Fitch). In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Sub-Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Sub-Adviser believes such an investment is appropriate under the circumstances. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Passive Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets and the Passive Allocated Portion consists of approximately 70% of the Portfolio’s net assets.

The Active Allocated Portion may invest in debt securities of U.S. and foreign issuers, including issuers located in emerging markets. The Active Allocated Portion’s investments may include government securities, corporate bonds, bonds of foreign issuers (including those denominated in foreign currencies or U.S. dollars), commercial and residential mortgage-backed securities, and asset-backed securities. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 10% of the Portfolio’s total assets. Securities are purchased for the Active Allocated Portion when a Sub-Adviser determines that they have the potential for above-average total return. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.

The Passive Allocated Portion of the Portfolio will invest in debt securities that are included in the Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), or other financial instruments, including exchange-traded funds (“ETFs”), that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of

228	About the investment portfolios	EQ Advisors Trust

from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

Individual securities holdings may differ from the Intermediate Government Bond Index, and the Portfolio may not track the performance of the Intermediate Government Bond Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued. The Sub-Adviser may also purchase or sell futures contracts on fixed-income securities in lieu of investment directly in fixed-income securities themselves.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

ETFs Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant an index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

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Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets

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among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance. Prior to September 1, 2012 the Portfolio had a different investment strategy.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
4.02% (2009 3rd Quarter)	–3.44% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
EQ/Quality Bond PLUS Portfolio – Class IA Shares	2.95%	2.20%	2.17%
EQ/Quality Bond PLUS Portfolio – Class IB Shares	2.96%	2.11%	1.99%
EQ/Quality Bond PLUS Portfolio – Class K Shares (Inception Date: April 17, 2014)	N/A	N/A	2.12%
Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	2.52%	2.78%	3.76%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The individuals responsible for the management of a portion of the Active Allocated Portion of the Portfolio and the Passive Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky, CFA®	Senior Vice President and Portfolio Manager of AllianceBernstein	November 2007
Douglas J. Peebles	Chief Investment Officer and head – AllianceBernstein Fixed Income	May 2015
Paul DeNoon	Director – Emerging Market Debt of AllianceBernstein	May 2015
Jon P. Denfeld, CFA®	Senior Portfolio Manager – US Multi-Sector of AllianceBernstein	May 2015
Shawn E. Keegan	Portfolio Manager – Credit	May 2015
Rajen Jadav, CFA®	Portfolio Manager of AllianceBernstein	May 2015

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Sub-Adviser: Pacific Investment Management Company LLC (“PIMCO”)

Portfolio Manager: The individuals that are jointly and primarily responsible for management of a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Mark R. Kiesel	Managing Director and Portfolio Manager of PIMCO	January 2015
Mihir P. Worah	Managing Director and Portfolio Manager of PIMCO	January 2015
Scott A. Mather	Managing Director and Portfolio Manager of PIMCO	January 2015

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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Multimanager Core Bond Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Core Bond Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.55%	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.22%	0.22%	0.22%
Total Annual Portfolio Operating Expenses	1.02%	1.02%	0.77%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$104	$325	$563	$1,248
Class IB Shares	$104	$325	$563	$1,248
Class K Shares	$79	$246	$428	$954

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 264% of the average value of the Portfolio. The portfolio turnover rate consists of a partial year for the Portfolio’s predecessor (a series of AXA Premier VIP Trust that had a substantially identical investment objective, policies and strategies) and the remainder for the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The Portfolio invests primarily in U.S. government and corporate debt securities. The Portfolio may invest up to 20% of its net assets in non-investment grade securities (commonly known as “junk bonds”).

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) will generally allocate the Portfolio’s assets among four or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Manager anticipates allocating approximately 25% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 75% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses and including reinvestment of coupon payments) of the Barclays U.S. Intermediate Government/Credit Index (“Government/Credit Index”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Government/Credit Index covers U.S. dollar denominated, investment grade, fixed-rate securities, which include U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. Generally, the Index Allocated Portion uses a sampling technique.

The Active Allocated Portions may invest in debt securities of U.S. and foreign issuers, including issuers located in emerging markets. The Active Allocated Portions’ investments may include government securities, corporate bonds, bonds of foreign issuers (including those denominated in foreign currencies or U.S. dollars), commercial and residential mortgage-backed securities, floating or variable rate obligations, and asset-backed securities. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 10% of the Portfolio’s total assets. The Active Allocated Portions may engage in active and frequent trading to achieve the Portfolio’s investment objective. Securities are purchased for the Active Allocated Portions when a Sub-Adviser determines that they have the potential for above-average total return. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.

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The Portfolio may purchase bonds of any maturity, but generally the Portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of three- to seven-year U.S. Treasury notes) and will generally have a comparable duration in the range of the Government/Credit Index (approximately 3.8 years as of December 31, 2014) and the Barclays U.S. Aggregate Bond Index (approximately 5.07 years as of December 31, 2014) as calculated by the Advisers. The Portfolio also may use financial instruments such as futures and options to manage duration. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. The Portfolio may invest in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of forward contracts, exchange-traded futures and options contracts on individual securities or securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible

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absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Rating Services (“S&P”) or Fitch Ratings, Ltd. (“Fitch”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leverage Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the

EQ Advisors Trust	About the investment portfolios	235

trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by a Sub-Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

For periods prior to June 2014 the performance shown below is of the Portfolio’s predecessor, a series of AXA Premier VIP Trust that had a substantially identical investment objective, policies and strategies.

Calendar Year Total Returns (Class IB)

Best Quarter (% and time period)	Worst Quarter (% and time period)
4.34% (2009 3rd Quarter)	–2.52% (2013 2nd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
Multimanager Core Bond Portfolio – Class IA	3.60%	3.84%	4.27%
Multimanager Core Bond Portfolio – Class IB	3.70%	3.76%	4.11%
Multimanager Core Bond Portfolio – Class K (Inception Date: August 26, 2011)	3.86%	N/A	2.55%
Barclays U.S. Intermediate Government/Credit Index (reflects no deduction for fees, expenses, or taxes)	3.13%	3.54%	4.10%

WHO MANAGES THE PORTFOLIO

FMG LLC and the Sub-Advisers listed below have served as the Investment Manager and Advisers, respectively, to the Portfolio for the time periods indicated.

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010

236	About the investment portfolios	EQ Advisors Trust

Sub-Adviser: BlackRock Financial Management, Inc. (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Akiva Dickstein	Managing Director of BlackRock	May 2014
Bob Miller	Managing Director of BlackRock	October 2011

Sub-Adviser: DoubleLine Capital LP (“DoubleLine”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Jeffrey E. Gundlach	Chief Executive Officer and Chief Investment Officer of DoubleLine	January 2015
Philip A. Barach	President of DoubleLine	January 2015

Sub-Adviser: Pacific Investment Management Company LLC (“PIMCO”)

Portfolio Manager: The individuals that are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Mark R. Kiesel	Managing Director and Portfolio Manager of PIMCO	January 2015
Mihir P. Worah	Managing Director and Portfolio Manager of PIMCO	January 2015
Scott A. Mather	Managing Director and Portfolio Manager of PIMCO	January 2015

Sub-Adviser: SSgA Funds Management, Inc. (“SSgA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Michael Brunell, CFA®	Vice President of SSgA FM	February 2009
Mahesh Jayakumar, CFA®, FRM	Vice President of SSgA FM	January 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	237

2. More information on fees and expenses

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2014 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Manager in 2014 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2014

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolio	All Classes	Class IA	Class IB	Class K
AXA Global Equity Managed Volatility	0.72%	0.00%	0.00%	0.00%
AXA International Core Managed Volatility	0.60%	0.00%	0.00%	0.00%
AXA International Value Managed Volatility	0.60%	0.00%	0.00%	0.00%
AXA Large Cap Core Managed Volatility	0.49%	0.00%	0.00%	0.00%
AXA Large Cap Growth Managed Volatility	0.46%	0.00%	0.00%	0.00%
AXA Large Cap Value Managed Volatility	0.46%	0.00%	0.00%	0.00%
AXA Mid Cap Value Managed Volatility	0.54%	0.00%	0.00%	0.00%
AXA Natural Resources	0.55%	N/A	1.00%	0.97%
AXA Smart Beta	0.70%	N/A	0.99%	0.99%
AXA/AB Dynamic Moderate Growth	0.73%	0.00%	0.00%	0.00%
AXA/Franklin Balanced Managed Volatility	0.63%	0.00%	0.00%	0.00%
AXA/Franklin Small Cap Value Managed Volatility	0.70%	0.00%	0.00%	0.00%
AXA/Horizon Small Cap Value	0.80%	N/A	4.50%	0.03%
AXA/Loomis Sayles Growth	0.75%	0.01%	0.01%	0.01%
AXA/Lord Abbett Micro Cap	0.85%	N/A	4.71%	0.09%
AXA/Morgan Stanley Small Cap Growth	0.80%	N/A	4.58%	0.00%
AXA/Mutual Large Cap Equity Managed Volatility	0.70%	0.00%	0.00%	0.00%
AXA/Pacific Global Small Cap Value	0.80%	N/A	4.71%	0.03%
AXA/Templeton Global Equity Managed Volatility	0.70%	0.00%	0.00%	0.00%
AXA/AB Small Cap Growth	0.55%	0.00%	0.00%	0.00%
EQ/BlackRock Basic Value	0.58%	0.00%	0.00%	0.00%
EQ/Boston Advisors Equity Income	0.75%	0.08%	0.08%	0.08%
EQ/Calvert Socially Responsible	0.50%	0.00%	0.00%	0.00%
EQ/Capital Guardian Research	0.65%	0.07%	0.07%	0.07%
EQ/Common Stock Index	0.35%	0.00%	0.00%	0.00%
EQ/Convertible Securities	0.70%	N/A	0.67%	0.68%
EQ/Emerging Markets Equity PLUS	0.70%	N/A	0.27%	0.25%
EQ/Equity 500 Index	0.25%	0.00%	0.00%	0.00%
EQ/GAMCO Merger and Acquisitions	0.90%	0.00%	0.00%	0.00%
EQ/GAMCO Small Company Value	0.71%	0.00%	0.00%	0.00%
EQ/International Equity Index	0.40%	0.00%	0.00%	0.00%
EQ/Invesco Comstock	0.65%	0.07%	0.06%	0.06%
EQ/JPMorgan Value Opportunities	0.60%	0.01%	0.01%	0.01%
EQ/Large Cap Growth Index	0.35%	0.00%	0.00%	0.00%
EQ/Large Cap Value Index	0.35%	0.00%	0.00%	0.00%
EQ/MFS International Growth	0.84%	0.00%	0.00%	0.00%
EQ/Mid Cap Index	0.35%	0.00%	0.00%	0.00%
EQ/Morgan Stanley Mid Cap Growth	0.70%	0.00%	0.00%	0.00%
EQ/Oppenheimer Global	0.95%	0.18%	0.18%	0.18%
EQ/Real Estate PLUS	0.55%	N/A	0.92%	0.82%
EQ/Small Company Index	0.25%	0.00%	0.00%	0.00%
EQ/T. Rowe Price Growth Stock	0.75%	0.03%	0.03%	0.03%
EQ/UBS Growth and Income	0.75%	0.15%	0.15%	0.15%
EQ/Wells Fargo Omega Growth	0.65%	0.00%	0.00%	0.00%
Multimanager Aggressive Equity	0.58%	0.00%	0.00%	0.00%
Multimanager Mid Cap Growth	0.80%	0.21%	0.21%	0.21%
Multimanager Mid Cap Value	0.80%	0.20%	0.20%	0.20%
Multimanager Technology	0.95%	0.10%	0.10%	0.09%
AXA/AB Short Duration Government Bond	0.45%	0.00%	0.00%	0.00%
EQ/Core Bond Index	0.34%	0.00%	0.00%	0.00%
EQ/Global Bond PLUS	0.55%	0.00%	0.00%	0.00%
EQ/High Yield Bond	0.60%	0.00%	0.00%	0.00%
EQ/Intermediate Government Bond	0.34%	0.00%	0.00%	0.00%
EQ/Money Market	0.34%	0.00%	0.00%	0.00%
EQ/PIMCO Global Real Return	0.60%	N/A	0.41%	0.38%
EQ/PIMCO Ultra Short Bond	0.48%	0.00%	0.00%	0.00%
EQ/Quality Bond PLUS	0.40%	0.00%	0.00%	0.00%
Multimanager Core Bond	0.55%	0.01%	0.01%	0.01%

The following tables show the current contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios listed in the tables, which either have not operated for a full fiscal year or are subject to contractual management fee rates that changed during the last fiscal year.

Portfolio*	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
AXA Natural Resources Portfolio	0.50%	0.49%	0.48%	0.47%
*	Effective January 20, 2015

Portfolios	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA/Horizon Small Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%

238	More information on fees and expenses	EQ Advisors Trust

Portfolios	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA/Lord Abbett Micro Cap	0.850%	0.800%	0.775%	0.750%	0.725%
AXA/Morgan Stanley Small Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
AXA/Pacific Global Small Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Aggressive Equity	0.580%	0.550%	0.525%	0.500%	0.475%
Multimanager Mid Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Mid Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Technology	0.950%	0.900%	0.875%	0.850%	0.825%

Portfolio	First $4 Billion	Next $4 Billion	Thereafter
Multimanager Core Bond	0.550%	0.530%	0.510%

The Sub-Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval. However, any amendment to an investment management agreement between FMG LLC and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval. A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios is available in the Trust’s Semi-Annual or Annual Reports to Shareholders for the periods ended June 30 and December 31, respectively.

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program.

With respect to the AXA/AB Short Duration Government Bond Portfolio, AXA/Loomis Sayles Growth Portfolio, AXA Natural Resources Portfolio, AXA SmartBeta Equity Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/Calvert Socially Responsible Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/International Equity Index Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/Invesco Comstock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/UBS Growth and Income Portfolio, and EQ/Wells Fargo Omega Growth (together with the EQ/Energy ETF Portfolio, EQ/International ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, which are offered in another prospectus, each, a “Single-Advised Portfolio”), for administrative services, in addition to the management fee, each Single-Advised Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Single-Advised Portfolios, subject to a minimum annual fee of $30,000. The table below shows the Single-Advised Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of the Single-Advised Portfolios:

0.12% of the first $3 billion;
0.11% of the next $3 billion;
0.105% of the next $4 billion;
0.10% of the next $20 billion;
0.0975% of the next $10 billion; and
0.095% thereafter

With respect to the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Small Cap Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Pacific Global Small Cap Value Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/Convertible Securities Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Real Estate PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, and Multimanager Technology Portfolio, (each, a “Hybrid Portfolio,” and collectively, the “Hybrid Portfolios”), for administrative services, in addition to the management fee, each Hybrid Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Hybrid Portfolios, subject to a minimum annual fee of $32,500. The table below shows the Hybrid Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of the Hybrid Portfolios:

EQ Advisors Trust	More information on fees and expenses	239

0.15% of the first $15 billion;
0.11% of the next $5 billion; and
0.10% thereafter

With respect to the AXA/AB Dynamic Moderate Growth Portfolio (together with the AXA/AB Dynamic Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio and AXA International Managed Volatility Portfolio, which are offered in another prospectus, each, an “ATM Portfolio”), for administrative services, in addition to the management fee, each ATM Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the ATM Portfolios, subject to a minimum annual fee of $32,500. The table below shows the ATM Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of the ATM Portfolios:

0.15% of the first $15 billion;
0.11% of the next $5 billion; and
0.10% thereafter

Expense Limitation Agreement

In the interest of limiting through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IA Shares	Class IB Shares	Class K Shares
AXA/AB Dynamic Moderate Growth	1.20%	1.20%	0.95%
AXA/Franklin Balanced Managed Volatility	1.30%	1.30%	1.05%
AXA/Franklin Small Cap Value Managed Volatility	1.30%	1.30%	1.05%
AXA/Horizon Small Cap Value	N/A	1.25%	1.00%
AXA International Core Managed Volatility	1.10%	1.10%	0.85%
AXA International Value Managed Volatility	1.10%	1.10%	0.85%
AXA Large Cap Core Managed Volatility	1.00%	1.00%	0.75%
AXA Large Cap Growth Managed Volatility	1.00%	1.00%	0.75%
AXA Large Cap Value Managed Volatility	1.00%	1.00%	0.75%
AXA/Loomis Sayles Growth	1.15%	1.15%	0.90%
AXA/Lord Abbett Micro Cap	N/A	1.30%	1.05%
AXA Mid Cap Value Managed Volatility	1.05%	1.05%	0.80%
AXA/Morgan Stanley Small Cap Growth	N/A	1.25%	1.00%
AXA/Mutual Large Cap Equity Managed Volatility	1.30%	1.30%	1.05%
AXA Natural Resources	N/A	0.90%	0.65%
AXA/Pacific Global Small Cap Value	N/A	1.25%	1.00%
AXA SmartBeta Equity	N/A	1.25%	1.00%
AXA Templeton Global Equity Managed Volatility	1.35%	1.35%	1.10%
AXA/AB Short Duration Government Bond	0.90%	0.90%	0.65%
EQ/BlackRock Basic Value Equity	0.95%	0.95%	0.70%
EQ/Boston Advisors Equity Income	1.05%	1.05%	0.80%
EQ/Calvert Socially Responsible	1.15%	1.15%	0.90%
EQ/Capital Guardian Research	0.97%	0.97%	0.72%
EQ/Convertible Securities	N/A	1.30%	1.05%
EQ/Core Bond Index	0.72%	0.72%	0.47%
EQ/Emerging Markets Equity PLUS	N/A	1.25%	1.00%
EQ/Global Bond PLUS	1.00%	1.00%	0.75%
EQ/High Yield Bond	N/A	1.20%	0.95%
EQ/Invesco Comstock	1.00%	1.00%	0.75%
EQ/JPMorgan Value Opportunities	1.00%	1.00%	0.75%
EQ/MFS International Growth	1.25%	1.25%	1.00%
EQ/Morgan Stanley Mid Cap Growth	1.10%	1.10%	0.85%
EQ/Oppenheimer Global	1.25%	1.25%	1.00%
EQ/PIMCO Global Real Return	N/A	1.00%	0.75%
EQ/PIMCO Ultra Short Bond	0.85%	0.85%	0.60%
EQ/Quality Bond PLUS	0.85%	0.85%	0.60%
EQ/Real Estate PLUS	N/A	1.10%	0.85%
EQ/T.Rowe Price Growth Stock	1.10%	1.10%	0.85%
EQ/UBS Growth and Income	1.05%	1.05%	0.80%
EQ/Wells Fargo Omega Growth	1.05%	1.05%	0.80%
Multimanager Aggressive Equity	1.05%	1.05%	0.80%
Multimanager Core Bond	1.25%	1.25%	1.00%
Multimanager Mid Cap Growth	1.15%	1.15%	0.90%
Multimanager Mid Cap Value	1.15%	1.15%	0.90%
Multimanager Technology	1.30%	1.30%	1.05%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

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3. More information on strategies, risks and benchmarks

Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

Each of the following Portfolios has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name (or former name in the case of certain of the Portfolios that have undergone a name change), as described in the section of the Prospectus entitled “About the Investment Portfolios”: AXA Global Equity Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA Natural Resources Portfolio, AXA SmartBeta Equity Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Pacific Global Small Cap Value Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, AXA/AB Short Duration Government Bond Portfolio, AXA/AB Small Cap Growth Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Boston Advisors Equity Income Portfolio , EQ/Common Stock Index Portfolio, EQ/Convertible Securities Portfolio, EQ/Core Bond Index Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Equity 500 Index Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/Global Bond PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/International Equity Index Portfolio, EQ/Invesco Comstock Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Real Estate PLUS Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Technology Portfolio. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Indexing Strategies

As discussed in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by the Sub-Advisers of these Portfolios in pursuing these objectives.

Each of the Hybrid Portfolios (except EQ/Convertible Securities Portfolio and EQ/High Yield Bond Portfolio), AXA/AB Dynamic Moderate Growth Portfolio, AXA Natural Resources Portfolio, EQ/Calvert Socially Responsible Portfolio, EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/International Equity Index Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Small Company Index Portfolio, and EQ/Core Bond Index Portfolio.

The Sub-Adviser to a Portfolio or portion thereof that seeks to track the total return performance (before fees and expenses) of a particular index does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio or portion. Rather, the Sub-Adviser may employ a full replication technique or sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Portfolio or portion thereof based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

Allocation Strategies

As described in this Prospectus, the Manager allocates the assets of certain Portfolios among two or more portions of those Portfolios, each of which is managed using different yet complementary investment strategies.

Hybrid Portfolios

Each allocation percentage for the Hybrid Portfolios is an asset allocation target established by FMG LLC intended to achieve the Hybrid Portfolio’s investment objective and may be changed without shareholder approval. Each Portion of a Hybrid Portfolio may deviate temporarily from its asset allocation target for defensive purposes, in response to large inflows or outflows of assets to and from the Hybrid Portfolio (e.g., in connection with asset allocation rebalancing transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each

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portion of the Hybrid Portfolio as it deems appropriate. To the extent that a Hybrid Portfolio is being rebalanced, experiences large inflows or outflows, or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategy.

Active Management Strategies

Each Sub-Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Manager. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “Investments, Risks and Performance” for each Portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Sub-Advisers to the Portfolios.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also generally prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in the “Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Bank Loans. A Portfolio may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

Cash Management. Each Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Strategies — Securities of Other Investment Companies.” Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities. Certain Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its senior debt obligations. Convertible securities have unique investment characteristics in that they generally: (1)

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have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Currency. A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives. Each Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps and credit default swaps) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Enhanced Convertible Securities. In addition to “plain vanilla” convertible securities, the EQ/Convertible Securities Portfolio may invest in a number of different structures that have been created to fit the characteristics of specific investors and issuers. Examples of these features include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer’s perspective, enhanced structures are designed to meet balance sheet criteria, maximize interest/dividend payment deductibility and reduce equity dilution. Examples of enhanced convertible securities include, but are not limited to, mandatory convertible securities, “equity-linked” securities, convertible trust preferred.

Equity Securities. Certain Portfolios, including certain Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange Traded Funds (“ETFs”). A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities. Each Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt

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securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities, except the EQ/Money Market Portfolio, which may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Inflation-Indexed Bonds. A Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income to an investing Portfolio, which generally must distribute the amount of that income for federal income tax purposes, even though it does not receive the principal until maturity.

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Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Initial Public Offerings (“IPOs”). Each of the Portfolios that may invest in equity securities may participate in the IPO market and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on Portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a portfolio will treat such obligations as subject to the limit for illiquid investments for each portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Grade Securities. A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Sub-Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, and may possess certain speculative characteristics as well. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Large-Cap Companies. A Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Loan Participations and Assignments. Certain Portfolios may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap, Small-Cap and Micro-cap Companies. Each Portfolio (other than the EQ/Money Market Portfolio) may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities. A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Non-Investment Grade Securities. Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s or determined by the applicable Sub-Adviser to be of comparable quality) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade debt securities, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Options. A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index

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fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Preferred Stocks. A Portfolio may invest in preferred stock. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Real Estate Investment Trusts (“REITs”). Certain Portfolios may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate.

Securities of Other Investment Companies. Certain Portfolios may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of those investment companies.

Short Sales. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Swaps. A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio (except the Portfolios that seek to track the performance (before fees and expenses) of a particular securities market index) may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment objective. In addition, each Hybrid Portfolio may vary from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. This development,and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are

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issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including the principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks: Each Portfolio is subject to the following risks:

Sub-Adviser Selection Risk: The risk that the Manager’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

Asset Class Risk: There is the risk that the returns from the asset classes, or types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Insurance Fund Risk: The Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Manager’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk: A significant percentage of a Portfolio’s shares may be owned or controlled by the Manager and its affiliates, other Portfolios that are advised by the Manager (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Manager. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and

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needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Multiple Adviser Risk: A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk: The risk that strategies used by the Manager or the Sub-Advisers and their securities selections fail to produce the intended results.

Recent Market Conditions Risk: The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, continues to affect global economies and financial markets. The crisis and its after effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, investors in many types of securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have and may continue to experience losses. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Over the past several years and continuing into the present, the U.S. and other governments and the Federal

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Reserve and certain foreign central banks have taken steps to support financial markets. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow economies. The ultimate effect of these efforts is not yet known. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. A change in or withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. As a result, the impact of U.S. financial regulation and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Portfolio’s investments. Uncertainty surrounding the sovereign debt of a number of European Union countries and the viability of the European Union have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and Europe. An increase in interest rates may adversely impact various markets. For example, because investors may buy securities or other investments with borrowed money, an increase in interest rates may result in a decline in such borrowing and purchases and thus in a decline in the markets for those investments. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

As indicated in “About the Investment Portfolios – Investment Risks and Performance,” a particular Portfolio may be subject to the following as principal risks. In addition, to the extent a Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Bank Loans Risk: Loans are subject to additional risks including liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for a Portfolio investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value.

A Portfolio’s investments in bank loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured bank loans offer a Portfolio more protection than unsecured bank loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured bank loans are subject to a greater risk of default than secured bank loans, especially during periods of deteriorating economic conditions. Unsecured bank loans also have a greater risk of nonpayment in the event of a default than secured bank loans since there is no recourse for the lender to collateral. If a Portfolio acquires a participation interest in a loan, the Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, bank loan interests may be unrated, and the Portfolio’s Sub-Adviser may be required to rely exclusively on their analysis of the borrower in determining whether to acquire, or to continue to hold, a loan.

Banking Industry Sector Risk: To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such

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industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. A Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Portfolio invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities are normally “junior” securities which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Counterparty Risk: A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to a transaction.

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a Portfolio may decrease its value. When a fixed-income security is not rated, a Sub-Adviser may have to assess the risk of the security itself. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio themselves.

Debt Securities Ratings Risk: The use of credit ratings in evaluating debt securities can involve certain risks. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by conflicts of interest. Proposed legislation and regulations to reform rating agencies may adversely impact a Portfolio’s investments or investment process.

Derivatives Risk: A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or a

Sub-Adviser’s ability to accurately forecast movements in the market

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relating to the underlying asset, reference rate, index or event. If the Manager or a Sub-Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Assets segregated to cover these transactions may decline in value and may become illiquid. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. As a result, a larger portion of a Portfolio’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Portfolio. There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd- Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, a Portfolio also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Portfolio’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of a Portfolio to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

Distressed Companies Risk: A Portfolio may invest in distressed securities, including loans, bonds and notes, many of which are not publicly traded and that may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. A Portfolio may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Portfolio’s original investment. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience significant losses on the security, which may lower the Portfolio’s NAV. Securities tend to lose much of their value before the issuer defaults. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Dividend Risk: Dividends a Portfolio receives on common stocks are not fixed but are declared at the discretion of an issuer’s board of

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directors. There is no guarantee that the companies in which a Portfolio invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. A portion of the distributions that a Portfolio receives may be a return of capital.

Dynamic Asset Allocation Strategy Risk: Although the Dynamic Asset Allocation strategy is intended to moderate a Portfolio’s volatility and thereby reduce the overall risk of investing in a Portfolio, it may not work as intended and may result in losses by a Portfolio or periods of underperformance, including periods during which the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The success of a Portfolio’s Dynamic Asset Allocation strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics that the Sub-Adviser uses to measure market volatility. Because the characteristics of many securities change as markets change or time passes, the success of the Dynamic Asset Allocation strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques (such as using futures and options to manage equity exposure) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the Dynamic Asset Allocation strategy will be subject to the Sub-Adviser’s ability to execute the strategy in a timely manner. Moreover, short-term adjustments to a Portfolio’s asset mix may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between the relevant market index and the metrics that the Sub-Adviser uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the Dynamic Asset Allocation strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent a Portfolio from achieving the intended volatility management or could cause a Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices, and the market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to the Portfolio’s holdings and the performance of the Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Equity securities generally have greater price volatility than fixed-income securities.

Exchange Traded Funds Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and the ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline

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in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Financial Services Sector Risk: To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Floating Rate Loan Risk: Floating rate loans generally are subject to restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized, and can decline significantly in value.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, sector or geographic region, including a Portfolio that is classified as “non-diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry, sector or geographic region. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a Portfolio that is more broadly invested.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision and regulation than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities. Securities issued by U.S. entities with substantial foreign operations can involve risks relating to conditions in foreign countries. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries, which could adversely affect the value of the Portfolio’s investments.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

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Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, one or more members could abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Geographic Concentration Risk: A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk: A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board of Trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method

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that the Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract;
(b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Headline Risk: A Portfolio seeks to acquire companies with durable business models that can be purchased at attractive valuations relative to what the Portfolio’s Sub-Adviser believes to be the companies’ intrinsic values. Sub-Advisers may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While Sub-Advisers research companies subject to such contingencies, a Sub-Adviser cannot be correct every time, and the company’s stock may never recover or may become worthless.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, a Portfolio may have no income at all from such investments.

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Initial Public Offering (“IPO”) Risk: Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income. Conversely, when interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these obligations to fall. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a Portfolio holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Inverse Floaters Risk: Inverse floaters, which are fixed income securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals), may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Company Securities Risk: A Portfolio that invests in other investment companies will indirectly bear fees and expenses charged by those other investment companies, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each investment company in which it invests. The Portfolio is also subject to the risks associated with the securities in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives. The Portfolio and the other investment companies are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular investment company will depend on the extent to which the Portfolio’s assets are allocated from time to time for investment in the investment company, which will vary. The other investment companies may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the investment company at a time that is unfavorable to the Portfolio.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s or, if unrated, deemed to be of comparable quality by a Sub-Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are

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regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may possess certain speculative characteristics as well.

Investment Style Risk: A Sub-Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Sub-Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Investment Strategy Risk: The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A portfolio comprised of stocks intended to reduce exposure to uncompensated risk may not produce investment exposure that is less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Portfolio stocks may exhibit higher volatility than the Sub-Adviser expects or underperform the markets. The Sub-Adviser’s strategy may result in the Portfolio underperforming the general securities markets, particularly during periods of strong positive market performance.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may require a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations and may result in a loss or may be costly to the Portfolio. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which the Portfolio is carrying them. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for the interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and microcap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small-and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-and micro-cap companies than for mid-cap companies.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. The Securities and Exchange Commission recently adopted changes to the rules that govern money market funds. These changes will: (1) permit, subject to the discretion of the board of trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes may affect the Portfolio’s investment strategies, operations and/or return potential. As of the date of this Prospectus, FMG LLC is evaluating the potential impact of these changes which have a phase in compliance period ranging from July, 2015 through October, 2016.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. An increased rate of prepayments on a Portfolio’s mortgage-backed and asset-backed securities will result in an unforeseen loss of interest income to a Portfolio as the Portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. This is known as extension risk. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and

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illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Natural Resources Risk: A Portfolio that invests in global natural resources securities involve risks including greater price volatility than securities of companies in other industries due to factors such as the cost assumed by natural resource companies in complying with environmental, safety and other applicable regulations, changes in supply of , or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. Additionally, prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

New Fund Risk: Certain Portfolios may be relatively new with limited operating history. These Portfolios may not be successful in implementing their respective investment strategy or may not employ a successful investment strategy, and there can be no assurance that such Portfolios will grow to or maintain an economically viable size, which could result in a Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch, or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by a Sub-Adviser) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Oil and Gas Sector Risk: The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration, and production spending. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, and world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest.) Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. To the extent that a Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Prepayment and Extension Risks: Prepayment risk is the risk that the principal on securities held by a Portfolio may be paid off by the issuer more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the principal on securities held by a Portfolio may be paid off by the issuer more slowly than originally anticipated. Higher interest rates generally result in slower payoffs, which effectively

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increase duration, heighten interest rate risk, and increase the potential for price declines. The prices of variable and floating rate securities (including loans) can be less sensitive to prepayment risk.

Privately Placed and Restricted Securities Risk: Privately placed securities are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Portfolio to sell certain securities.

Quantitative Investing Risk: A Portfolio of securities selected using quantitative analysis may underperform the market as a whole or a Portfolio of securities selected using a different investment approach such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for companies in other markets. There may also be errors in the computer code for the quantitative model or issues relating to the computer systems used to screen securities. The Sub-Adviser’s stock selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, the Portfolio may have a lower return than if the Portfolio were managed using a fundamental analysis or an index based strategy that did not incorporate quantitative analysis.

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Portfolio (or portion thereof) indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. More recently, the Federal Reserve substantially reduced the amount of securities it purchases pursuant to quantitative easing. Given this reduction in market support and the Federal Reserve’s expected increase of the federal funds rate, interest rates may rise significantly or rapidly potentially resulting in losses to a Portfolio. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreements Risk: A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Restricted Securities Risk: Restricted securities are subject to legal restrictions on their sale and may not be sold to the public without an effective registration statement. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to a Portfolio.

The SEC has adopted Rule 144A, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent

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that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Manager or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid.

Where registration of a security is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which a Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities.

Risk Management: The Manager and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Manager or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Securities Lending Risk: For purposes of realizing additional income, Portfolios may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Sub-Adviser, the consideration to be earned from such loans would justify the risk.

Securities Selection Risk: The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

Sector Concentration Risk: A Portfolio that invests primarily in industries comprising a particular sector could experience greater volatility than funds investing in a broader range of sectors.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. plus any premiums or interest paid to the third party. Short positions may be considered speculative transactions and involve special risks that could increase losses or reduce gains. Short sales involve greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price. When a Portfolio is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Special Situations Risk: A Portfolio may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, a merger, consolidation, liquidation, restructuring, bankruptcy, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could

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be adversely impacted to the extent that a Sub-Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than a Sub-Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Technology Sector Risk: The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Unrated Debt Securities Risk: Unrated debt securities determined by a Sub-Adviser to be of comparable quality to rated securities may be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Unseasoned Companies Risk: These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Utilities Sector Risk: The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on a Portfolio’s holdings and the performance of the Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

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Benchmarks

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return is net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

The Manager has created one or more benchmarks (identified below with an asterisk) that are used to measure a Portfolio’s performance. These custom benchmarks were created by the Manager to show how a Portfolio’s performance compares with the returns of a volatility managed index or indices. There is no guarantee that a Portfolio will outperform these or any benchmarks.

50% VMI-LCC / 50% Barclays U.S. Intermediate Government/Credit Bond Index* is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Volatility Managed Index-Large Cap Core at a weighting of 50% and the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 50%.

66% VMI-LCC / 17% VMI-International / 17% Barclays U.S. Intermediate Government/Credit Bond Index* is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Volatility Managed Index-Large Cap Core at a weighting of 66%, the Volatility Managed Index-International at a weighting of 17%, and the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 17%.

The AXA/AB Dynamic Moderate Growth Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 18%, the S&P 400 Index at a weighting of 4%, the S&P 500® Index at a weighting of 34% and the Russell 2000® Index at a weighting of 4%.

Barclays U.S. Intermediate Government Bond Index is an unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and investment grade corporate bonds with maturities of one to 10 years.

Barclays World Government Inflation-linked Bond Index measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linked fund is likely and able to invest. To be included a market must have aggregate issuance of $4 billion or more and have minimum rating of A3/A- for G7 and euro-zone issuers, Aa3/AA- otherwise, using the middle rating from Moody’s, S&P and Fitch (“two out of three” rule).

BofA Merrill Lynch 1-Year U.S. Treasury Note Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of 1-year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

BofA Merrill Lynch All U.S. Convertibles Index consists of U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

BofA Merrill Lynch Global Broad Market Index is an unmanaged index that tracks the performance of investment grade debt publicly issued in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities.

BofA Merrill Lynch High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

Calvert Social Index® measures the performance of those companies that meet its sustainable and socially responsible investment criteria and that are selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, included in the Dow Jones Total Market Index. The Index is reviewed quarterly to adjust for sustainable and socially responsible investment criteria and other factors.

DJ EuroSTOXX 50® Index, Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

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Dow Jones Total Market Index represents the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks.

FTSE 100 Index is a market capitalization weighted index representing the performance of the 100 largest blue chip companies, listed on the London Stock Exchange, which meet the FTSE’s size and liquidity screening.

FTSE EPRA/NAREIT Developed Index is designed to measure the performance of listed real estate companies and REITs worldwide.

The International Proxy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the DJ EuroSTOXX 50® Index at a weighting of 40%, the FTSE 100 Index at a weighting of 25%, the TOPIX Index at a weighting of 25% and the S&P/ASX 200 Index at a weighting of 10%.

Morgan Stanley Capital International (MSCI) AC World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets (as of June 2, 2014). The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) AC World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets (as of June 2, 2014). The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) ACWI ex U.S. Growth (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets (excluding the U.S.) and 23 emerging markets (as of June 2, 2014), and has growth style characteristics.

Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2, 2014, the index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2, 2014, the index consists of 23 developed market country indexes.

Morgan Stanley Capital International (MSCI) World Commodity Producers (Net) Index is a free float-adjusted market capitalization index designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 1000® Index measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price to book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Index is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Growth Index measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Value Index measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Index measures the performance of approximately 2,500 of the smallest companies in the Russell 3000® Index. It is market-capitalization weighted.

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Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Russell Microcap® Index measures the performance of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap, which represents less than 3% of the U.S. equity market. It is market-capitalization weighted.

Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Midcap® Index measures the performance of approximately 800 of the smallest companies in the Russell 1000, which represents about 31% of the total market capitalization of the Russell 1000. It is market-capitalization weighted.

Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

S&P Long-Only Merger Arbitrage Index (“S&P LOMA Index”) seeks to model a risk arbitrage strategy that exploits commonly observed price changes associated with mergers. The index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals.

S&P North American Technology Sector Index is a modified capitalization-weighted index composed of U.S. traded securities classified under the Global Industry Classification Standard (GICS®) technology (sector) and Internet retail (sub-industry).

Standard & Poor’s Australian Security Exchange 200 Index (a.k.a. S&P/ASX 200 Index) is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of the Australian equity market capitalization.

Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index or S&P 400 Index”) is a weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

TOPIX Index is a free-float adjusted capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

Volatility Managed Index-Global Blend* is a blend of the Volatility Managed Index-Large Cap Core and the Volatility Managed Index-International.

Volatility Managed Index-Global Proxy Blend* is a blend of the Volatility Managed Index-Large Cap Core and the Volatility Managed Index-International Proxy.

Volatility Managed Index-International* applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index-International Proxy* applies a formula to the International Proxy adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index-Large Cap Core* applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index-Large Cap Growth* applies a formula to a blend of the S&P 500® Index and the Russell 1000® Growth Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index-Large Cap Value* applies a formula to a blend of the S&P 500® Index and the Russell 1000® Value Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index-Mid Cap Value* applies a formula to a blend of the S&P 400 Index and the Russell Midcap® Value Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index-Small Cap Value* applies a formula to a blend of the Russell 2000® Index and the Russell 2500TM Value Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

“Blended” performance numbers assume a static mix of the indexes. The Manager believes that these indexes reflect more closely the market sectors in which the Portfolio invests.

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Information Regarding the ETFs

Below is a list of the ETFs in which the Multimanager Technology Portfolio currently may invest. The ETFs in which the Multimanager Technology Portfolio may invest may change from time to time at the discretion of the Manager without notice or shareholder approval.

Each ETF is subject to, among other risks, Asset Class Risk, Issuer-Specific Risk, Market Risk and Portfolio Management Risk, which generally are discussed in the “More About Investment Strategies and Risks” section of this Prospectus. Additional principal risks specific to each ETF are listed below. Information regarding these risks also is available in the section “More About Investment Strategies and Risks” and in the ETFs’ Prospectuses. The ETFs’ Prospectuses and Statements of Additional Information, which contain additional information regarding the ETFs, are available by contacting your financial professional.

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® U.S. Technology ETF	Seeks to track the investment results of an index composed of U.S. equities in the technology sector.	The fund generally invests at least 90% of its assets in the securities of its underlying index and in depositary receipts representing securities in such underlying index. The fund’s investment adviser uses a representative sampling indexing strategy to manage the fund.

•  Asset Class Risk

•  Concentration Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Passive Investment Risk

•  Risk of Investing in the
United States

•  Securities Lending Risk

•  Technology Sector Risk

•  Tracking Error Risk

iShares® Global Tech ETF	Seeks to track the investment results of an index composed of global equities in the technology sector.	The fund generally invests at least 90% of its assets in the securities of its underlying index and in depositary receipts representing securities in such underlying index. The fund’s investment adviser uses a representative sampling indexing strategy to manage the fund.

•  Asset Class Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Risk of Investing in the
United States

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Technology Sector Risk

•  Tracking Error Risk

•  Valuation Risk

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Information Regarding the ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® North American Tech ETF	Seeks to track the investment results of an index composed of North American equities in the technology sector.	The fund generally invests at least 90% of its assets in the securities of its underlying index and in depositary receipts representing securities in such underlying index. The fund’s investment adviser uses a representative sampling indexing strategy to manage the fund.

•  Asset Class Risk

•  Basic Materials Industry Group Risk

•  Concentration Risk

•  Consumer Discretionary Sector Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  North American Economic Risk

•  Passive Investment Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in the
United States

•  Securities Lending Risk

•  Technology Sector Risk

•  Tracking Error Risk

Technology Select Sector SPDR® Fund	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Technology Select Sector Index.	The fund generally invests substantially all, but at least 95% of its total assets in securities that comprise its underlying index. The fund employs a replication strategy.	• Passive Strategy/Index Risk • Index Tracking Risk • Technology Sector Risk • Equity Securities Risk • Non-Diversified Investment Risk
Vanguard Information Technology ETF	Seeks to track the performance of a benchmark index that measures the investment return of information technology stocks.	The fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Index (IMI)/Information Technology 25/50, an index made up of stocks of large, mid-size, and small U.S. companies within the information technology sector. The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.	• Non Diversification Risk • Investment Style Risk • Sector Risk • Stock Market Risk

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Information Regarding the ETFs (continued)

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Vanguard Telecommunication Services ETF	Seeks to track the performance of a benchmark index that measures the investment return of telecommunication services stocks.	The fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Index (IMI)/Telecommunication Services 25/50, an index made up of stocks of large, mid-size, and small U.S. companies within the telecommunication services sector. The fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.	• Non Diversification Risk • Investment Style Risk • Sector Risk • Stock Market Risk

iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). SPDR® and Select Sector SPDR® are trademarks of the McGraw-Hill Companies, Inc. (“MHC”). Neither BGI nor the iShares® Funds and MHC or Select Sector SPDR® Funds make any representations regarding the advisability of investing in any of the funds listed above.

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4. Management of the Trust

This section gives you information on the Trust, the Manager and the Sub-Advisers for the Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among eighty-six (86) Portfolios, sixty-one (61) of which have authorized Class IA, Class IB and Class K shares, twenty-four (24) of which are only authorized to issue Class IB and Class K shares, and one (1) of which is authorized to issue Class IA and Class K shares. This Prospectus describes the Class IA, Class IB and Class K shares of forty-seven (47) Portfolios, and the Class IB and Class K shares of eleven (11) Portfolios. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Manager to each Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and serves as a CPO with respect to the AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, EQ/Real Estate PLUS Portfolio and AXA/Templeton Global Equity Managed Volatility Portfolio. FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each of the other Portfolios offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles, and had approximately $103.7 billion in assets under management as of December 31, 2014.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios. With respect to the Hybrid Portfolios, the Manager is responsible for, among other things, determining the asset allocation range for the Portfolios, selecting and monitoring the Sub-Advisers for the Portfolios, advising the ETF Allocated Portions of the Portfolios (including selecting Underlying ETFs in which the Portfolios invest) and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board. With respect to certain of the Hybrid Portfolios, the Manager also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of each Portfolio. With respect to the Trust’s other Portfolios, the Manager’s management responsibilities include the selection and monitoring of Sub-Advisers for the Portfolios. In addition, the Manager may be responsible for the management of the Portfolios’ investments in ETFs.

The Manager plays an active role in monitoring each Portfolio (or portion thereof) and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ or portion thereof’s investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Sub-Adviser’s overall business. The Manager monitors continuity in the Sub-Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Sub-Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning Portfolio (or portion thereof) and Sub-Adviser performance and Portfolio (or portion thereof) operations that is used to supervise and monitor the Sub-Advisers and the Portfolio (or portion thereof) operations. A team is responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which Portfolio (or portion thereof) performance is measured.

The Manager selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Manager may appoint, dismiss and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a Portfolio’s assets to additional Sub-Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Sub-Advisers. The Manager recommends Sub-Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

If the Manager appoints, dismisses or replaces a Sub-Adviser to a Portfolio or adjusts the asset allocation among Sub-Advisers in a Portfolio the

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affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as a sub-adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Investments, Risks and Performance” above for each Portfolio, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any Portfolios that have undergone Sub-Adviser changes and/or changes to the investment objectives or policies of the Portfolio.

The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

A committee of FMG LLC investment personnel (“Investment Committee”), (i) is primarily responsible for the selection, monitoring and oversight of each Portfolio’s Sub-Adviser(s); and (ii) manages the ETF Allocated Portion of and the models used to manage ETF Allocated Portions of each of the AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, the AXA Large Cap Growth Managed Volatility Portfolio, the AXA Large Cap Value Managed Volatility Portfolio, the AXA Mid Cap Value Managed Volatility Portfolio, EQ/Convertible Securities Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Intermediate Government Bond Portfolio and the Multimanager Technology Portfolio. In addition, the Investment Committee oversees the models used to manage portions of the AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA Global Equity Managed Volatility Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio and AXA/Templeton Global Equity Managed Volatility Portfolio.

The Investment Committee is responsible for determining the allocation of assets between the actively and passively managed portions of the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Horizon Small Cap Value Portfolio, AXA Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Pacific Global Small Cap Value Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, AXA/AB Small Cap Growth Portfolio, EQ/Convertible Securities Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Real Estate PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, and Multimanager Technology Portfolio, overseeing the models used to manage the Portfolios, selecting and monitoring the Sub-Advisers for the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of the Trust from 2002 to 2007.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

Adam M. Cohen, CFA® has served as an Assistant Portfolio Manager of FMG LLC since January 2013. He served as Investment Analyst from September 2010 through December 2012. Prior to that, he served as Compliance Director of FMG LLC from October 2008 to September 2010. Mr. Cohen is responsible for the day-to-day management of the AXA SmartBeta Equity Portfolio and the EQ/Convertible Securities Portfolio.

The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Sub-Advisers and to amend the Sub-advisory agreements between the Manager and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Sub-Advisers and to

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amend advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into a sub- advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

The Sub-Advisers

Each Portfolio’s investments are selected by one or more Sub-Advisers, which act independently of one another. The following describes each Portfolio’s Sub-Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Portfolio is available in the Trust’s SAI.

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein serves as Sub-Adviser to the AXA Natural Resources Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, the AXA/AB Short Duration Government Bond Portfolio, the EQ/Common Stock Index Portfolio, the EQ/Equity 500 Index Portfolio, the EQ/International Equity Index Portfolio, the EQ/Large Cap Growth Index Portfolio and the EQ/Small Company Index Portfolio. AllianceBernstein also serves as Adviser to the Active and Index Allocated Portions of the AXA/AB Small Cap Growth Portfolio, AXA Large Cap Value Managed Volatility Portfolio and the EQ/Quality Bond PLUS Portfolio. AllianceBernstein also serves as Sub-Adviser to the Index Allocated Portion of each of the EQ/Emerging Markets Equity PLUS Portfolio, the AXA Large Cap Value Managed Volatility Portfolio, the EQ/Real Estate PLUS Portfolio and the Multimanager Aggressive Equity Portfolio. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2014, AllianceBernstein had approximately $474 billion in assets under management.

AllianceBernstein’s Dynamic Allocation Portfolio Team (“ADAPT”) is responsible for the volatility management toolset used to manage the AXA/AB Dynamic Moderate Growth Portfolio and for portfolio construction. ADAPT relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. In implementing the Portfolio’s index-based strategy, ADAPT is supported by AllianceBernstein’s Passive Equity Investment Team. The Team is led by Daniel J. Loewy and Vadim Zlotnikov.

Daniel J. Loewy is Chief Investment Officer — Multi-Asset Solutions investment unit and a partner at AllianceBernstein. He is also Chief Investment Officer — Dynamic Asset Allocation and oversees all aspects of AllianceBernstein’s Dynamic Asset Allocation portfolios, including research, portfolio construction and new product design. Mr. Loewy, CIO and Director of Research-Dynamic Asset Allocation Strategies, joined AllianceBernstein in 1996 and has had portfolio management responsibilities for more than five years.

Vadim Zlotnikov is Chief Market Strategist of AllianceBernstein’s Multi-Asset Solutions investment unit and a partner at AllianceBernstein. He has been AllianceBernstein’s Chief Market Strategist since 2010 and is responsible for providing macro and quantitative research that helps identify thematic investment opportunities. He also serves as portfolio manager for several systematic and passive strategies that target absolute and relative return objectives. He was Chief Investment Officer of Growth Equities at AllianceBernstein from 2008 to 2010, and Chief Investment Strategist from 2002 to 2008.

AllianceBernstein’s US Small/SMID Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Small/SMID Cap Growth accounts, manages and makes investment decisions for the Active Allocated Portion of the AXA/AB Small Cap Growth Portfolio and the Multimanager Mid Cap Growth Portfolio. The US Small/SMID Cap Growth Team relies heavily on its fundamental analysis and research. In addition, the team draws upon the research of AllianceBernstein’s industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Team with the most significant responsibility for the day-to-day management of the Portfolio are: Bruce Aronow, Samantha Lau, Kumar Kirpalani and Wen-Tse Tseng.

Bruce Aronow is Senior Vice President, Portfolio Manager/Research Analyst and serves as team leader for the Small/SMID Cap Growth Team. He is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Samantha Lau is Senior Vice President, Portfolio Manager/Research Analyst and is responsible for research and portfolio management for the Small/SMID Cap Growth technology sector. Ms. Lau joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Kumar Kirpalani is Senior Vice President, Portfolio Manager/Research Analyst and is responsible for research and portfolio management for the Small/SMID Cap Growth industrial, financial and energy sector. Mr. Kirpalani joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Wen-Tse Tseng is Senior Vice President and Portfolio Manager/Research Analyst and is responsible for research and portfolio management for the Small/SMID Cap Growth healthcare sector.

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Prior to joining AllianceBernstein in March 2006, Mr. Tseng was the healthcare sector portfolio manager at William D. Witter since August 2003.

AllianceBernstein’s Passive Equity Investment Team, which is responsible for management of all of AllianceBernstein’s Passive Equity accounts, manages and makes investment decisions for the AXA Natural Resources Portfolio, EQ/International Equity Index Portfolio, the EQ/Small Company Index Portfolio, the EQ/Large Cap Growth Index Portfolio, the EQ/Common Stock Index Portfolio and the EQ/Equity 500 Index Portfolio. The team also is responsible for the day-to-day management of the Index Allocated Portion of each of the AXA/AB Small Cap Growth Portfolio, the EQ/Emerging Markets Equity PLUS Portfolio, the AXA Large Cap Value Managed Volatility Portfolio, the EQ/Real Estate PLUS Portfolio and the Multimanager Aggressive Equity Portfolio.

Judith DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time. Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P MidCap, S&P Small Cap, Russell 2000, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts.

Joshua Lisser is Senior Vice President/Chief Investment Officer, Index Strategies and is a member of the Blend Solutions Team. He joined AllianceBernstein in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining the firm, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies.

Ben Sklar joined AllianceBernstein in 2006 as an associate portfolio manager in the Blend Strategies Group and was appointed to Portfolio Manager-Index Strategies in 2009, focusing on custom index and structured equity products. Prior to joining AllianceBernstein, he was a marketing associate at Doubleday Broadway Publishing Group, a division of Random House. Mr. Sklar received a BA in English literature from Trinity College, Hartford and is currently completing an MBA from New York University’s Stern School.

The North American Value Investment Policy Group, comprised of senior North American Value Investment Team members, manages and makes investment decisions for the Active Allocated Portion of the AXA Large Cap Value Managed Volatility Portfolio. The North American Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Active Allocated Portion of the Portfolio. The members of the North American Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Active Allocated Portion of the Portfolio are: Joseph Gerard Paul, Gregory Powell and Christopher W. Marx.

Joseph Gerard Paul, Senior Vice President/CIO North American Value Equities since 2009. He also serves as the Global Head of Diversified Value Services of AllianceBernstein. Mr. Paul has been with AllianceBernstein and Sanford C. Bernstein & Co., a predecessor company, since 1987. For more than five years prior thereto he served as CIO of Advanced Value Fund and Small and Mid-Cap Value Fund.

Gregory Powell, Senior Vice President/Director of Research U.S. Large Cap Value Equities since 2010. Prior thereto Mr. Powell served as Director of Research of Equity Hedge Fund Strategies and Head of Fundamental Value Research. Mr. Powell joined AllianceBernstein in 1997 and has had portfolio management responsibility for more than five years.

Christopher W. Marx, Senior Portfolio Manager. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. Mr. Marx has had portfolio management responsibility for more than five years.

The U.S: Core Fixed Income Team, comprised of senior Core Fixed Asset Team members, manages and makes investment decisions for the AXA/AB Short Duration Government Bond Portfolio and the Active Allocated Portion and the Passive Allocated Portion of the EQ/Quality Bond PLUS Portfolio. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. Members of the team work jointly to determine the majority of the investment strategy, including security selection for the firm’s U.S.: Core Fixed Income accounts.

The management of and investment decisions for the EQ/Quality Bond PLUS Portfolio are the joint and primary responsibility of Jon P. Denfeld, CFA®, Paul DeNoon, Rajen Jadav, CFA®, Shawn E. Keegan, Douglas J. Peebles and Greg Wilensky, CFA®

Jon P. Denfeld, CFA® is Senior Portfolio Manager — US Multi-Sector of AllianceBernstein. Mr. Denfeld joined AllianceBernstein in 2008 as a portfolio manager on the US Multi-Sector team, focusing on short-duration and securitized strategies. From 2006 to 2007, he was a senior US portfolio manager at UBS, where he managed portfolios of asset-backed securities, mortgage-backed securities, commercial mortgage-backed securities and synthetics throughout the UBS global investment platform.

Paul DeNoon is Director — Emerging-Market Debt of AllianceBernstein. Mr. DeNoon directs all of AllianceBernstein’s investment activities in emerging-market (EM) fixed income and is a senior member of the Global Fixed Income and Absolute Return teams. He oversees a variety of global fixed-income assets and has overall responsibility for all of the firm’s Multi-Sector teams.

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DeNoon is also Portfolio Manager for the Next 50 Emerging Markets Fund and a member of the EM Multi-Asset Strategy Committee, the Dynamic Asset Allocation Committee and a number of other management committees. He joined the firm in 1992.

Rajen Jadav, CFA® is a Portfolio Manager of AllianceBernstein. Mr. Jadav is a member of the US Multi-Sector Portfolio Management team. He also manages US Inflation-Linked Securities portfolios and works on the Stable Value product. From 2006 to 2009, Jadav was a member of the Global Multi-Sector team, managing global and international fixed-income portfolios. He joined the firm in 1999 as a member of the Money Market team, for which he managed several tax-exempt money market funds.

Shawn E. Keegan is a Portfolio Manager — Credit of AllianceBernstein. Mr. Keegan is a member of the Credit portfolio management team focusing on US and global portfolios. He is also a member of the US Multi-Sector and Canada Fixed Income portfolio management teams, for which he serves as credit specialist for multi-sector strategies. Mr. Keegan first joined AllianceBernstein in 1997 as a portfolio assistant. He later spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Multi-Sector team.

Douglas J. Peebles is Chief Investment Officer and Head—AllianceBernstein Fixed Income. Mr. Peebles joined the firm in 1987 and is the Chief Investment Officer and Head of AllianceBernstein Fixed Income. In this role, he supervises all of the Fixed Income portfolio management and research teams globally. In addition, Peebles is Chairman of the Interest Rates and Currencies Research Review team, which is responsible for setting interest-rate and currency policy for all fixed-income portfolios.

Greg Wilensky, CFA® is Director — US Multi-Sector Fixed Income; Director — US Inflation-Linked Fixed Income of AllianceBernstein. Mr. Wilensky has been Director of AllianceBernstein’s US Multi-Sector Fixed Income team since 2007, and he co-chairs the Securitized Asset and Liquid Markets research review meetings. He has also been responsible for the firm’s US Inflation-Linked Fixed Income portfolios since 1999 and serves as a Portfolio Manager on the Real Asset Strategy team. Mr. Wilensky has managed the firm’s stable value business since 1998.

The management of and investment decisions for the AXA/AB Short Duration Government Bond Portfolio are the joint and primary responsibility of Jon P. Denfeld, CFA®, Shawn E. Keegan, Alison M. Martier, Douglas J. Peebles, Greg Wilensky and Michael L. Mon.

Jon P. Denfeld, CFA® is Senior Portfolio Manager — US Multi-Sector of AllianceBernstein. Mr. Denfeld joined AllianceBernstein in 2008 as a portfolio manager on the US Multi-Sector team, focusing on short-duration and securitized strategies. From 2006 to 2007, he was a senior US portfolio manager at UBS, where he managed portfolios of asset-backed securities, mortgage-backed securities, commercial mortgage-backed securities and synthetics throughout the UBS global investment platform.

Shawn E. Keegan, is a Portfolio Manager — Credit of AllianceBernstein. Mr. Keegan is a member of the Credit portfolio management team focusing on US and global portfolios. He is also a member of the US Multi-Sector and Canada Fixed Income portfolio management teams, for which he serves as credit specialist for multi-sector strategies. Mr. Keegan first joined AllianceBernstein in 1997 as a portfolio assistant. He later spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Multi-Sector team.

Alison M. Martier, has served as Senior Vice President and Director of the Fixed Income Senior Portfolio Management of AllianceBernstein since 2009. She has served in a substantially similar capacity at AllianceBernstein for more than five years.

Douglas J. Peebles, is Chief Investment Officer and Head—AllianceBernstein Fixed Income. Mr. Peebles joined the firm in 1987 and is the Chief Investment Officer and Head of AllianceBernstein Fixed Income. In this role, he supervises all of the Fixed Income portfolio management and research teams globally. In addition, Peebles is Chairman of the Interest Rates and Currencies Research Review team, which is responsible for setting interest-rate and currency policy for all fixed-income portfolios.

Greg Wilensky, CFA® is Director — US Multi-Sector Fixed Income; Director — US Inflation-Linked Fixed Income of AllianceBernstein. Mr. Wilensky has been Director of AllianceBernstein’s US Multi-Sector Fixed Income team since 2007, and he co-chairs the Securitized Asset and Liquid Markets research review meetings. He has also been responsible for the firm’s US Inflation-Linked Fixed Income portfolios since 1999 and serves as a Portfolio Manager on the Real Asset Strategy team. Mr. Wilensky has managed the firm’s stable value business since 1998.

Michael L. Mon, has served as Vice President and Portfolio Analyst/Manager of AllianceBernstein since 2013. He has served in a substantially similar capacity a AllianceBernstein for more than five years

Allianz Global Investors U.S. LLC (“AGI”) (formerly, RCM Capital Management LLC), 555 Mission St., San Francisco, CA 94105, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Technology Portfolio. AGI is an indirect wholly owned subsidiary of Allianz SE, a European-based, multinational insurance and financial services holding company that is publicly traded. As of December 31, 2014, AGI had approximately $95.8 billion in assets under management.

Huachen Chen and Walter C. Price are primarily responsible for day-to-day management of an Active Allocated Portion of the Multimanager Technology Portfolio.

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Huachen Chen has been a Managing Director, Senior Analyst and Portfolio Manager since 2004 and has been associated with AGI as an investment professional since 1984.

Walter C. Price has been a Managing Director, Senior Analyst and Portfolio Manager of AGI since 1978. He joined AGI in 1974 as a Senior Securities Analyst.

AXA Investment Managers, Inc. (“AXA IM”), One Fawcett Place, Greenwich, Connecticut 06830, serves as the Sub-Adviser to the Active Allocated Portion of the EQ/High Yield Bond Portfolio. AXA IM is a wholly-owned subsidiary of AXA Investment Managers, S.A., which is a wholly-owned subsidiary of The AXA Group. As of December 31, 2014, AXA IM had approximately $66.6 billion in assets under management.

Carl Whitbeck, CFA® Head of U.S. High Yield at AXA IM is primarily responsible for the day-to-day management of the Active allocated Portion of the EQ/High Yield Bond Portfolio. Mr. Whitbeck joined AXA IM in 2002 as a US high yield analyst. Over the past ten years he has served in various capacities within the US High Yield team, including research analyst, head of research as well as portfolio manager for US High Yield portfolios and several Global High Yield portfolios. As Head of US High Yield, Mr. Whitbeck oversees management of over $25 billion of client assets.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), 4 Orinda Way, Bldg. E, Orinda, California 94563, serves as the Sub-Adviser to the AXA SmartBeta Equity Portfolio. AXA Rosenberg is a wholly-owned subsidiary of AXA Rosenberg Group LLC, which is an indirect wholly-owned subsidiary of AXA Investment Managers SA. As of December 31, 2014, AXA Rosenberg had approximately $26.97 billion in assets under management.

Will Jump, CFA® is Americas Chief Investment Officer of AXA Rosenberg and is primarily responsible for the management of the AXA SmartBeta Equity Portfolio. Since joining AXA Rosenberg in 1990, he has held a number of positions including Director of Market Neutral Strategies, Director of Global Product Strategy, Chief Technology Officer, and Europe CEO. Most recently, he served as a senior research director at AXA Rosenberg.

Gideon Smith, CFA® is Europe Chief Investment Officer of AXA Rosenberg and oversees the implementation of the SmartBeta Equity strategies. Since joining AXA Rosenberg in 1998, he has held a number of positions including Europe Deputy Chief Investment Officer, Director of Client Services and Head of Strategy Engineering for Europe.

Kevin Chen, CFA® is Pan Asia Chief Investment Officer of AXA Rosenberg. Since joining AXA Rosenberg in 1999, he has served as portfolio engineer, America’s Deputy Chief Investment Officer, and Asia Pacific Chief Investment Officer.

Cameron Gray, Portfolio Manager of AXA Rosenberg, currently manages Global Defense Income and SmartBeta strategies and also is a key contributor to integral projects on investment process and design. Mr. Gray joined AXA Rosenberg in 2007 as a portfolio manager.

Harry Prabandham currently serves as Deputy Chief Investment Officer of AXA Rosenberg. Mr. Prabandham joined AXA Rosenberg in 2007 as a portfolio manager in the strategy engineering group. He has a background in both computer programming and quantitative financial modeling.

BlackRock Investment Management, LLC (“BIM”), P.O. Box 9011, Princeton, New Jersey 08543-9011, manages the EQ/BlackRock Basic Value Equity Portfolio and serves as a Sub-Adviser to a portion of the Active Allocated Portion of the AXA Large Cap Value Managed Volatility Portfolio. In addition, BlackRock serves as Sub-Adviser to the Index Allocated Portion of each of the AXA/Franklin Balanced Managed Volatility Portfolio, the AXA/Franklin Small Cap Value Managed Volatility Portfolio, the AXA Global Equity Managed Volatility Portfolio, the AXA/Horizon Small Cap Value Portfolio, the AXA/Lord Abbett Micro Cap Portfolio, the AXA/Morgan Stanley Small Cap Growth Portfolio, the AXA/Pacific Global Small Cap Value Portfolio, the AXA/Mutual Large Cap Equity Managed Volatility Portfolio, the AXA/Templeton Global Equity Managed Volatility Portfolio, the EQ/Global Bond PLUS Portfolio, the AXA International Core Managed Volatility Portfolio, the AXA International Value Managed Volatility Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, the AXA Large Cap Growth Managed Volatility Portfolio, the AXA Mid Cap Value Managed Volatility Portfolio, the Multimanager Mid Cap Growth Portfolio and the Multimanager Mid Cap Value Portfolio. BIM is an indirect wholly-owned subsidiary of BlackRock Inc. (“BlackRock”). BlackRock is a publicly-traded corporation (NYSE: BLK), independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BIM is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2014, BIM and its affiliates had approximately $4.65 trillion in investment company and other portfolio assets under management.

The Index Allocated Portion of each of the AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Horizon Small Cap Value Portfolio, the AXA/Lord Abbett Micro Cap Portfolio, the AXA/Morgan Stanley Small Cap Growth Portfolio, the AXA/Pacific Global Small Cap Value Portfolio, the AXA/Franklin Small Cap Value Managed Volatility Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, the AXA Large Cap Growth Managed Volatility Portfolio, the AXA Mid Cap Value Managed Volatility Portfolio, the AXA/Mutual Large Cap Equity Managed Volatility Portfolio, the AXA Global Equity Managed Volatility Portfolio, the AXA International Core Managed Volatility Portfolio, the AXA International Value Managed Volatility Portfolio, the AXA/Templeton Global Equity Managed Volatility Portfolio, the Multimanager Mid Cap Growth Portfolio and the Multimanager Mid Cap Value Portfolio is managed by Alan Mason, Christopher Bliss, and Greg Savage.

Alan Mason, Managing Director of BlackRock since 2009, is head of the Americas Beta Strategies Portfolio Management team, which combines BlackRock’s index equity and index asset allocation functions.

Christopher Bliss, Managing Director and portfolio manager, is a member of BlackRock’s Institutional Index Equity team. He focuses on emerging and frontier market strategies. He has been

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with BlackRock since 2009. From 2004 to 2009 he served at BGI heading a team responsible for a variety of index and enhanced index emerging market products. Mr. Bliss has more than five years portfolio management responsibility.

Greg Savage is Managing Director and Head of iShares Portfolio Management with BlackRock’s Index Equity team. He has been with the firm as a portfolio manager since 2009. From 1999 to 2009 he served at BGI as a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management group and previously as a transition manager in the Transition Management Group.

The Index Allocated Portion of the AXA/Franklin Balanced Managed Volatility Portfolio tracking the Intermediate Government Credit Index is managed by Scott Radell and Karen Uyehara. Mr. Radell and Ms. Uyehara also have joint and primary responsibility for managing the Index Allocated Portion of the EQ/Global Bond PLUS Portfolio.

Scott Radell is Managing Director and has been a portfolio manager with BlackRock and BlackRock Financial Advisers (formerly, Barclays Global Fund Advisors) and its predecessors since 2009.
Mr. Radell served as a portfolio manager at Barclays Global Fund Advisors and its affiliates since 2004.

Karen Uyehara, Director and Portfolio Manager, is a member of BlackRock’s Model-Based Fixed Income Portfolio Management Group. She is responsible for managing BlackRock’s US-based fixed income index funds. She has been with the firm as a portfolio manager since 2010. From 2002 to 2010 she served as a portfolio manager at Western Asset Management Company.

Bartlett Geer, CFA and Carrie King are the portfolio managers of the EQ/BlackRock Basic Value Equity Portfolio, and are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Geer and Ms. King also are portfolio managers to a portion of the Active Allocated Portion of the AXA Large Cap Value Managed Volatility Portfolio. Mr. Geer is the senior portfolio manager and Ms. King as the associate portfolio manager.

Bartlett Geer, CFA® has been a Managing Director of and Portfolio Manager with BlackRock since 2012. Prior to that he was a Managing Director and Portfolio Manager of Putnam Investments for more than eleven years.

Carrie King has been a Managing Director of BlackRock since 2006. She was a Vice President of MLIM from 1993 to 2006. Ms. King has less than 5 years of portfolio management responsibility. She has been a research analyst for 24 years.

BlackRock Financial Management, Inc. (“BFM”), 40 East 52nd Street, New York, NY 10022, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Core Bond Portfolio. BFM is an indirect wholly-owned subsidiary of BlackRock. As of December 31, 2014, BFM and its affiliates had approximately $4.65 trillion in investment company and other portfolio assets under management.

Bob Miller and Akiva Dickstein are primarily responsible for the day-to-day management of an Active Allocated Portion of the Multimanager Core Bond Portfolio.

Akiva Dickstein, Managing Director, is Head of Customized Core Portfolios within BlackRock’s Americas Fixed Income Alpha Strategies and a member of the Americas Fixed Income Executive Team. He has been the lead portfolio manager on BlackRock’s mortgage portfolios since joining BlackRock in 2009. Prior to joining BlackRock, Mr. Dickstein served as Managing Director and head of the U.S. Rates & Structured Credit Research Group at Merrill Lynch.

Bob Miller has been a Managing Director at BlackRock since 2011. Mr. Miller was the co-founder and a Partner of RoundTable Investment Management Company from 2007 to 2009. He was a Managing Director of Bank of America from 1999 to 2007.

Boston Advisors, LLC (“Boston Advisors”), One Liberty Square, 10th Floor, Boston, Massachusetts 02109, is the Sub-Adviser to the EQ/Boston Advisors Equity Income Portfolio. Boston Advisors and its predecessor company have been providing investment management since 1982. Total assets under management for Boston Advisors as of December 31, 2014 were $2.8 billion.

The Institutional Portfolio Management team of Boston Advisors manages and makes investment decisions for the EQ/Boston Advisors Equity Income Portfolio. Each member of the investment team serves as Portfolio Manager and Analyst and is jointly and primarily responsible for the day-to-day management of the Portfolio. The members of the Institutional Portfolio Management team who manage the Portfolio are: Michael J. Vogelzang, CFA, Douglas A. Riley, CFA®, and David Hanna

Michael J. Vogelzang, CFA®, is President and Chief Investment Officer of Boston Advisors and heads the management team for the Portfolio. Mr. Vogelzang has been President and Chief Investment Officer of Boston Advisors since 1997.

Douglas A. Riley, CFA®, is Senior Vice President and Portfolio Manager and has been with Boston Advisors in that capacity since 2002.

David Hanna, is Senior Vice President and Portfolio Manager and has been with Boston Advisors in that capacity since 2006. Prior to that time, he was a Portfolio Manager at State Street Global Advisors since 1997.

Calvert Investment Management, Inc. (“Calvert”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Calvert has been the Sub-Adviser to the EQ/Calvert Socially Responsible Portfolio since the Portfolio commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for mutual fund portfolios, including the nation’s largest array of sustainable and responsible

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mutual funds. As of December 31, 2014, Calvert had approximately $13.4 billion in assets under management. Natalie Turnow serves as the portfolio manager and Matthew Moore serves as assistant portfolio manager.

Natalie Trunow is primarily responsible for the day-to-day management of the EQ/Calvert Socially Responsible Portfolio. Ms. Trunow is Senior Vice President and Chief Investment Officer, Equities of Calvert, responsible for overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios. Ms. Trunow joined Calvert as Head, Equities in August 2008. Prior to joining Calvert she served as Section Head from 2005-2008 and Portfolio Manager from 2001 to 2008 for the Global Public Markets Group of General Motors Asset Management.

Matthew Moore, CFA® is an Assistant Portfolio Manager and Head Trader for Calvert. He joined Calvert’s equities team in 2006.

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071, serves as a Sub-Adviser to the EQ/Capital Guardian Research Portfolio and also serves as a Sub-Adviser to a portion of the Active Allocated Portion of the AXA Large Core Managed Volatility Portfolio. Capital Guardian has been providing investment management services since 1968. As of December 31, 2014, Capital Guardian had $37.7 billion in assets under management.

Capital Guardian’s research portfolios are comprised of a team of investment analysts who are responsible for making investment decisions for the portfolio within their individual area of coverage. Each of Capital Guardian’s research portfolios has one or more Research Portfolio Coordinator(s). They are responsible for, among other things, facilitating the communication of investment ideas, monitoring cash flows and allocating the portfolio’s assets among the analysts. Capital Guardian’s Investment Committee oversees this process. Research Portfolio Coordinators also have analyst responsibilities within the research portfolio.

Cheryl E. Frank and Carlos Schonfeld serve as research coordinators for the EQ/Capital Guardian Research Portfolio and are jointly and primarily responsible for the day-to-day management of the EQ/Capital Guardian Research Portfolio. In addition, they serve as co-research portfolio coordinators for a portion of the Active Allocated Portion of the AXA Large Cap Core Managed Volatility Portfolio and are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the AXA Large Cap Core Managed Volatility Portfolio.

Cheryl E. Frank is co-research portfolio coordinator and Partner of the Capital International Investors division of Capital Research and Management Company (an affiliate of Capital Guardian). Cheryl has 15 years of investment experience and has been with Capital for 12 years.

Carlos Schonfeld is co-research portfolio coordinator and Partner of the Capital International Investors division of Capital Research and Management Company (an affiliate of Capital Guardian). Carlos has 16 years of investment experience and has been with Capital for 15 years.

ClearBridge Investments, LLC (“ClearBridge”), 620 Eighth Avenue, New York, NY 10018, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company. As of December 31, 2014, ClearBridge had approximately $114.6 billion in assets under management.

Richard Freeman, Senior and Evan Bauman are responsible for the day-to-day management of an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio.

Richard Freeman, Portfolio Manager and Managing Director of ClearBridge since 1983, has more than 38 years of securities business experience, 31 years of which have been with ClearBridge or its predecessors.

Evan Bauman, Portfolio Manager and Managing Director of ClearBridge, has been with ClearBridge or its predecessors since 1996. He has more than 18 years of investment industry experience

Diamond Hill Capital Management, Inc. (“Diamond Hill”), 325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the AXA Mid Cap Value Managed Volatility Portfolio and the Multimanager Mid Cap Value Portfolio. Diamond Hill, an Ohio corporation, is a wholly owned subsidiary of Diamond Hill Investment Group, Inc. As of December 31, 2014, Diamond Hill had approximately $15.6 billion in assets under management.

Chris Welch, CFA®, Tom Schindler, CFA® and Jeannette Hubbard, CFA®, serve as portfolio managers to a portion of the Active Allocated Portion of the AXA Mid Cap Value Managed Volatility Portfolio and the Multimanager Mid Cap Value Portfolio. They are primarily responsible for the day-to-day management of a portion of the Active Allocated Portion of each Portfolio.

Chris Welch, CFA® currently serves as Portfolio Manager and Co-Chief Investment Officer of Diamond Hill, positions he has held since 2005 and 2010 respectively.

Tom Schindler, CFA® has held portfolio management responsibilities at Diamond Hill since 2000.

Jeannette Hubbard, CFA® has held portfolio management responsibilities at Diamond Hill since 2009.

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DoubleLine Capital LP (“DoubleLine”), 333 S. Grand Avenue, Suite 1800, Los Angeles, CA 90071, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Core Bond Portfolio. DoubleLine is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and was organized in 2009. As of December 31, 2014, DoubleLine had approximately $64.0 billion in assets under management.

Jeffrey E. Gundlach and Philip A. Barach are jointly and primarily responsible for the day-to-day management of an Active Allocated Portion of the Multimanager Core Bond Portfolio.

Jeffrey E. Gundlach, Chief Executive Officer and Chief Investment Officer, is the founder of DoubleLine.
Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009. Mr. Gundlach’s business experience during the five years prior to founding DoubleLine includes holding the following positions at TCW Group, Inc. (“TCW”): Chief Investment Officer, Group Managing Director, and President.

Philip A. Barach, President, is the co-founder of DoubleLine. Prior to DoubleLine, Mr. Barach was co-founder and Group Managing Director of TCW Mortgage Group, where he spent over 23 years.

The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, New York, New York 10166, is the Sub-Adviser to the EQ/Money Market Portfolio. Dreyfus was founded in 1951 and currently manages approximately 177 mutual fund portfolios. As of December 31, 2014, Dreyfus had approximately $263 billion in assets under management.

EARNEST Partners, LLC (“EARNEST”), 1180 Peachtree Street, NE, Suite 2300, Atlanta, Georgia, 30309, is an employee-owned Atlanta-based investment adviser. EARNEST is owned approximately 87% by Westchester Limited, LLC and 13% by EP Partner Pool, LLC. EARNEST is the Sub-Adviser to the Active Allocated Portion of the EQ/Emerging Markets Equity PLUS Portfolio and an Adviser to a portion of the Active Allocated Portion of the AXA International Core Managed Volatility Portfolio. As of December 31, 2014, EARNEST had approximately $23.5 billion in assets under management.

Paul Viera, Chief Executive Officer and Partner of EARNEST, is primarily responsible for the day-to-day management of the Active Allocated Portion of the EQ/Emerging Markets Equity PLUS Portfolio and to a portion of the Active Allocated Portion of the AXA International Core Managed Volatility Portfolio. He was previously a Vice President at Bankers Trust in both New York and London. He later joined Invesco where he became a Global Partner and senior member of its Investment Team. Mr. Viera is a member of the Council on Foreign Relations and the Atlanta Society of Financial Analysts. He has over 30 years of investment experience.

Franklin Advisers, Inc. (“Franklin Advisers”), One Franklin Parkway, San Mateo, CA 94403-1906, is the Sub-Adviser to the Active Allocated Portion of the AXA/Franklin Balanced Managed Volatility Portfolio and the Multimanager Mid Cap Growth Portfolio. Franklin Advisers is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2014, Franklin Advisers, together with its affiliates, had $880.1 billion in assets under management.

The Active Allocated Portion of the AXA/Franklin Balanced Managed Volatility Portfolio is managed by a team of dedicated professionals focused on investments in debt and equity securities. The lead portfolio manager of the team is Edward D. Perks, CFA. Mr. Perks has primary responsibility for the investments of the Portfolio. He has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Alex Peters, CFA® and Matt Quinlan, CFA, are members of the team of professionals managing the Portfolio.

Edward D. Perks, CFA®, Executive Vice President and Chief Investment Officer of Franklin Equity Group. Prior thereto he was Senior Vice President and Director of Core Hybrid Portfolio Management. He joined Franklin Templeton Investments in 1992. He has had portfolio management responsibilities for more than five years.

Alex Peters, CFA®, is a Vice President Portfolio Manager and Research Analyst with Franklin Templeton Investments. He joined Franklin Templeton Investments in 1992 as a portfolio manager. Mr. Peters is also a member of the Core/Hybrid team of Franklin Investments.

Matt Quinlan, CFA®, is a Vice President Portfolio Manager and Research Analyst with Franklin Templeton Investments. He joined Franklin Templeton Investments in 2005 as a research analyst and became a portfolio manager in 2007. Prior thereto, he worked in investment banking at Citigroup. Mr. Quinlan is also a member of the Core/Hybrid team.

Edward B. Jamieson, and Michael McCarthy, are the members of the portfolio management team primarily responsible for the day-to-day management of an Active Allocated Portion of the Multimanager Mid Cap Growth Portfolio. Members of the team work jointly to determine investment strategy and security selection for the Portfolio. Mr. McCarthy joined Franklin Advisers in 1992 and has had portfolio management responsibilities since he joined the firm.

Michael McCarthy, Executive Vice President, Director of Equity Research and Portfolio Manager of Franklin Advisers, joined Franklin Templeton Investments in 1992 and has had portfolio management responsibilities with Franklin Advisers and its predecessor since that time.

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Bradley T. Carris, CFA®, Vice President, Portfolio Manager and research analyst of Franklin Advisers, joined Franklin Templeton Investments in 2001. Mr. Carris specializes in research analysis of finance and bank industries while leading the financial and business services team.

Franklin Advisory Services, LLC (“Franklin Advisory”), 55 Challenger Road, RidgeField Park, New Jersey 07660, is the Sub-Adviser to the Active Allocated Portion of the AXA/Franklin Small Cap Value Managed Volatility Portfolio. Franklin Advisory is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2014, Franklin Advisory, together with its affiliates, had $880.1 billion in assets under management.

The Active Allocated Portion of the Portfolio is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers have responsibility for the day-to-day management of the Portfolio and operate as a team to develop ideas and implement investment strategy for the Portfolio. The portfolio managers for the team include Steren R. Raineri, Donald G. Taylor, CPA, and Christopher Meeker, CFA®. Mr. Raineri is primarily responsible for the investments of the Portfolio.

Steven R. Raineri, lead portfolio manager of Franklin Advisory, joined Franklin Templeton Investments in 2005 serving in various capacities, including co-lead portfolio manager since 2007. Mr. Raineri has authority over all aspects of the Portfolio’s investments, including, but not limited to, purchases and sales of individual securities. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Donald G. Taylor, CPA, Chief Investment Officer, President and portfolio manager of Franklin Advisory, joined Franklin Templeton Investments in 1996. Mr. Taylor is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Christopher Meeker, CFA®, research analyst of Franklin Advisory, joined Franklin Templeton Investments in September 2012. Prior to joining Franklin Templeton Investments, he worked as a senior buy-side analyst at Federated Global Investment Management with a focus on the international markets and coverage of the industrial, consumer and technology sectors. Mr. Meeker also has prior investment experience at Farr, Miller & Washington LLC as a principal, portfolio manager and analyst for the firm’s small/mid cap strategy.

Franklin Mutual Advisers, LLC (“Franklin Mutual”), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Sub-Adviser to the Active Allocated Portion of the AXA/Mutual Large Cap Equity Managed Volatility Portfolio. Franklin Mutual is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2014, Franklin Mutual, together with its affiliates, had $880.1 billion in assets under management.

The portfolio managers for the Active Allocated Portion of the Portfolio have primary responsibility for the investments of the Portfolio and have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time. The assistant portfolio manager provides research and advice on the purchases and sales of individual securities and portfolio risk assessment. Peter Langerman and F. David Segal, CFA®, are co-managers for the Portfolio and Deborah A. Turner is assistant portfolio manager for the Portfolio.

Peter A. Langerman, Chairman, President and Chief Executive Officer of Franklin Mutual, rejoined Franklin Templeton Investments in 2005. He originally joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and portfolio manager, before leaving in 2002 and serving as director of New Jersey’s Division of Investment, overseeing employee pension funds.

F. David Segal, CFA®, Portfolio Manager and research analyst of Franklin Mutual, joined Franklin Templeton Investments in 2002 and has held his current position since that time.

Deborah A. Turner, CFA®, Assistant Portfolio Manager of Franklin Mutual, joined Franklin Templeton Investments in 1996 and has held her current position since that time.

GAMCO Asset Management Inc. (“GAMCO”), One Corporate Center, Rye, New York 10580, is the Sub-Adviser to the EQ/GAMCO Mergers and Acquisitions Portfolio and the EQ/GAMCO Small Company Value Portfolio. As of December 31, 2014, GAMCO’s total assets under management for all clients were $47.5 billion.

Mario J. Gabelli serves as the Chief Executive Officer and Chief Investment Officer of the Value Portfolios for GAMCO and is responsible for the day-to-day management of the Portfolios. He has over 48 years experience in the investment industry.

Horizon Asset Management LLC (“Horizon”), 470 Park Avenue South, New York, New York 10016, serves as Sub-Adviser to the Active Allocated Portion of the AXA/Horizon Small Cap Value Portfolio. Horizon is a wholly-owned subsidiary of Horizon Kinetics LLC. As of December 31, 2014, Horizon had approximately $9.2 billion in assets under management.

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Murray Stahl is primarily responsible for the day-to-day management of an Active Allocated Portion of the AXA/Horizon Small Cap Value Portfolio. Mr. Stahl currently serves as Chairman and Chief Investment Officer of Horizon. Mr. Stahl, a co-founder of Horizon, has over thirty years of investing experience and, in addition to overseeing the Horizon Research Team, is Chairman of Horizon’s Investment Committee, which is responsible for portfolio management decisions. Mr. Stahl has full authority over all aspects of the an Active Allocated Portion of the AXA/Horizon Small Cap Value Portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and management of daily cash balances in accordance with anticipated investment management requirements.

Matthew Houk’s primary responsibility is to assist Mr. Stahl in communicating Horizon’s investment strategy and research to clients. In addition, Mr. Houk is responsible for conducting and authoring research and is also a Co-Portfolio Manager of a smallcap fund managed by an affiliate of Horizon. Mr. Houk joined the firm in 2008 and prior to that, was with Goldman, Sachs & Co. from 2005 to 2008.

Institutional Capital LLC (“ICAP”), 225 West Wacker Drive, Suite 2400, Chicago, IL 60606, serves as Sub-Adviser to the Active Allocated Portion of the AXA Large Cap Core Managed Volatility Portfolio. ICAP is a registered investment adviser. As of December 31, 2014, ICAP had approximately $23 billion in assets under management.

Jerrold K. Senser, Thomas Cole, Andrew P. Starr and Matthew T. Swanson are jointly and primarily responsible for the day-to-day management of the Active Allocated Portion of the AXA Large Cap Core Managed Volatility Portfolio.

Jerrold K. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. He leads the investment team and is a lead portfolio manager for all ICAP’s investment strategies. Mr. Senser joined ICAP in 1986 and has had portfolio management responsibilities since that time.

Thomas Cole serves as Senior Executive Vice President and Deputy Chief Investment Officer of ICAP. Mr. Cole works closely with the CIO in leading the investment team. Mr. Cole joined ICAP in April 2012 and, prior thereto he served as Head of US Equities at UBS Global Asset Management for eleven years.

Andrew P. Starr, serves as Executive Vice President and Director of Research of ICAP. Mr. Starr joined ICAP in 1998. Mr. Starr joined ICAP in 1998. He also leads ICAP’s Energy and Basic Industries sector research.

Matthew T. Swanson, serves as Executive Vice President of ICAP and is a senior member of ICAP’s Global Research Team and Investment Committee. Mr. Swanson joined ICAP in 1999. He also leads ICAP’s Health Care sector research.

Invesco Advisers, Inc. (“Invesco”), 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, serves as the Sub-Adviser to Adviser of the EQ/Invesco Comstock Portfolio. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company, that through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2014, Invesco and its affiliates had over $792.4 billion in assets under management.

Kevin C. Holt, Devin E. Armstrong, James N. Warwick and Matthew Seinsheimer have joint and primary responsibility for the day-to-day management of the Portfolio.

Kevin C. Holt, has been a Lead Portfolio Manager of Invesco since June 2010. Prior thereto, he was a Managing Director and Portfolio Manager with VKAM since 1999 and a portfolio manager of the Portfolio since April 2005.

Devin E. Armstrong, has been a Portfolio Manager of Invesco since June 2010. Prior thereto he was Vice President and Portfolio Manager at VKAM since July 2007, and research analyst from August 2004 to July 2007. He has been a portfolio manager of the Portfolio since July 2007.

James N. Warwick, has been a Portfolio Manager of Invesco since June 2010. Prior thereto he was an Executive Director and Portfolio Manager at VKAM since May 2002 and a Portfolio Manager of the Portfolio since July 2007.

Matthew Seinsheimer, has been Portfolio Manager of Invesco, who has been associated with Invesco and/or its affiliates in an investment management capacity since 1998 and a portfolio manager of the Portfolio since June 2010.

J.P.Morgan Investment Management Inc. (“JPMorgan”) 270 Park Avenue, New York, New York 10016, has served as Sub-Adviser of the EQ/JPMorgan Value Opportunities Portfolio since December 13, 2004. JPMorgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirement plans in the nation. As of December 31, 2014, JPMorgan and its affiliates had $1.74 trillion in assets under management.

Scott Blasdell, Managing Director of JP Morgan, is primarily responsible of the day-to-day management of the portfolio. Mr. Blasdell is a portfolio manager on the U.S. Equity Team. An employee of JP Morgan since 1999, Mr. Blasdell focuses on JP Morgan’s Disciplined Equity and Large Cap Value strategies. Previously, he was the portfolio manager of JP Morgan’s REIT strategies.

Knightsbridge Asset Management, LLC (“Knightsbridge”), 660 Newport Center Drive, Suite 460, Newport Beach, California 92660, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Mid Cap Value Portfolio. Knightsbridge is an investment advisory firm registered with the SEC under the Investment Advisers Act of

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1940 and is employee owned. As of December 31, 2014, Knightsbridge had approximately $398.6 million in assets under management.

John Prichard, CFA®, is President, Chief Investment Officer and co-founder of Knightsbridge, which was established in 1998. He serves as the lead Portfolio Manager with primary responsibility for an Active Allocated Portion of the Multimanager Mid Cap Value Portfolio. Since the inception of Knightsbridge, Mr. Prichard has participated in all investment decision making, establishment of asset allocation and security selection across portfolios. Mr. Prichard has over nineteen years of investment experience.

Miles E. Yourman, Principal and Portfolio Manager, has been a member of the investment team since joining Knightsbridge in 2010. He has been a portfolio manager of the Portfolio since January 2015.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, serves as Sub-Adviser to the AXA/Loomis Sayles Growth Portfolio. Loomis Sayles was founded in 1926, and is one of the oldest investment advisory firms in the United States. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P., which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. As of December 31, 2014, Loomis Sayles had $230.2 billion in assets under management.

Aziz V. Hamzaogullari, CFA® has served as Vice President and Portfolio Manager of Loomis Sayles since 2010. Prior to 2010, Mr. Hamzaogullari served as Managing Director and Senior Portfolio Manager at Evergreen Investment Management Company, LLC.

Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, NJ 07302-3973, serves as Sub-Adviser to Active Allocated Portions of the AXA/Lord Abbett Micro Cap Portfolio and the Multimanager Mid Cap Value Portfolio. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes. As of December 31, 2014, Lord Abbett had approximately $137.4 billion in assets under management, including $1.4 billion for which Lord Abbett provides investment models to manage account sponsors.

F. Thomas O’Halloran, III, J.D. CFA®, Arthur K. Weise, CFA®, and Matthew R. DeCicco, CFA®, are jointly and primarily responsible for the day-to-day management of the Active Allocated Portion of the AXA/Lord Abbett Micro Cap Portfolio.

F. Thomas O’Halloran, J.D., CFA® is a Partner, Director, and Portfolio Manager of Lord Abbett, is the lead portfolio manager of Lord Abbett’s small cap growth, micro cap growth and growth equity strategies. He joined Lord Abbett in 2001 as a research analyst for Lord Abbett’s small and micro cap growth equity strategy and was named Partner in 2003. Mr. O’Halloran has been in the investment business since 1987.

Arthur K. Weise, CFA® is a Partner of Lord Abbett and a Portfolio Manager of Lord Abbett’s small cap growth, micro cap growth, and growth equity strategies. He joined Lord Abbett in 2007 as a Research Analyst and has been in the investment management business since 1993.

Matthew R. DeCicco, CFA® is a Portfolio Manager of the micro cap growth strategy. He joined Lord Abbett in 1999, has been a member of the team since 2007, and assumed his current role in 2015.

Justin C. Maurer and Thomas B. Maher are jointly and primarily responsible for the day-to-day management of an Active Allocated Portion of the Multimanager Mid Cap Value Portfolio.

Thomas B. Maher is a Partner of Lord Abbett and Portfolio Manager of Lord Abbett’s Smid Cap, Small Cap, and Microcap value equity strategies. He joined the firm in 2003, at which time he was a research analyst for the mid cap growth equity strategy. Mr. Maher has been in the investment business since 1989.

Justin C. Maurer is a Partner of Lord Abbett and Portfolio Manager of Lord Abbett’s Smid Cap, Small Cap, and Microcap value equity strategies. He joined the firm in 2001, at which time he was a research analyst for the small cap value equity strategy. Mr. Maurer has been in the investment business since 1991.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, is an independent, registered investment adviser. Marsico serves as Sub-Adviser to a portion of the Active Allocated Portion of each of the AXA Large Cap Growth Managed Volatility Portfolio and the Multimanager Aggressive Equity Portfolio. Marsico was organized in September 1997 as a Delaware Limited Liability Company and provides investment advisory services to mutual funds and private accounts. As of December 31, 2014, Marsico had approximately $14.85 billion in assets under management. Thomas F. Marsico and Coralie Witter, CFA, are co-managers of a portion of each of the Active Allocated Portion of the AXA Large Cap Growth Managed Volatility Portfolio and the Multimanager Aggressive Equity Portfolio.

Thomas F. Marsico is the Chief Investment Officer of Marsico and has over 35 years of experience as a securities analyst and portfolio manager.

Coralie Witter, CFA®, is a senior analyst and portfolio manager. She has been associated with Marsico as an investment professional since 2004 and has over 20 years experience in the financial services industry.

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), 111 Huntington Avenue, Boston, MA 02199, serves as the Sub-Adviser to the EQ/MFS International Growth Portfolio, and also as Sub-Adviser to a portion of the Active Allocated Portions of the AXA International Core Managed Volatility Portfolio and the AXA Large Cap Value Managed Volatility Portfolio. MFS is America’s oldest mutual fund organization. MFS and

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its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2014, assets under management of the MFS organization were approximately $430 billion. David Antonelli, Kevin Dwan and Matthew Barrett are jointly and primarily responsible for the day-to-day management of the EQ/MFS International Growth Portfolio and a portion of the Active Allocated Portion of the AXA International Core Managed Volatility Portfolio.

David Antonelli is a Vice Chairman and Portfolio Manager of MFS and has been employed in the investment area of MFS since 1991.

Kevin Dwan is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2005.

Matthew Barrett is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2001.

Nevin P. Chitkara and Steven R. Gorham are jointly and primarily responsible for the day-to-day management of a portion of the Active Allocated Portion of the AXA Large Cap Value Managed Volatility Portfolio.

Nevin P. Chitkara is an Investment Officer and portfolio manager of MFS and has been employed in the investment area of MFS since 1997.

Steven R. Gorham is an Investment Officer and portfolio manager of MFS and has been employed in the investment area of MFS since 1992.

Morgan Stanley Investment Management, Inc. (“MSIM”), 522 Fifth Avenue, New York, NY 10036. MSIM, has been the Sub-Adviser to the EQ/Morgan Stanley Mid Cap Growth Portfolio and to the Active Allocated Portion of each of the AXA/Morgan Stanley Small Cap Growth Portfolio and the AXA Global Equity Managed Volatility Portfolio since the Portfolios commenced operations. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2014, MSIM had approximately $403 billion in assets under management.

MSIM has entered into a sub-advisory agreement, whereby MSIM may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company (“MSIM Company”), an affiliate investment adviser located at 23 Church Street, 16-01 Capital Square, Singapore 04981.

MSIM has entered into a sub-advisory agreement, whereby MSIM may delegate certain of its investment advisory services to Morgan Stanley Investment Management Limited (“MSIM Limited”), an affiliated investment adviser located at 25 Cabot Square, Canary Wharf, London, E114QA, England.

A portion of the Active Allocated Portion of the AXA Global Equity Managed Volatility Portfolio is managed within MSIM’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are: Ruchir Sharma, Paul Psaila, Eric Carlson, Gaite Ali, Ana Cristina Piedrahita, Munib Madni and Samuel Rhee. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few investors who additionally specialize in an industry.

Ruchir Sharma, the lead portfolio manager, is a Managing Director of MSIM, and has been managing the AXA Global Equity Managed Volatility Portfolio since 2001. He has been with MSIM in an investment management capacity since 1996.

Paul Psaila, a Managing Director of MSIM, has been managing the AXA Global Equity Managed Volatility Portfolio since its inception and has been an investment management professional with MSIM since 1994.

Eric Carlson, an Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1997 and has been a member of the team managing the AXA Global Equity Managed Volatility Portfolio since October 2006.

Gaite Ali, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 2007. She has been a member of the team managing the AXA Global Equity Managed Volatility Portfolio since April 2013.

Ana Cristina Piedrahita, an Executive Director of MSIM Limited has been associated with MSIM Limited in an investment management capacity since 2002. She has been a member of the team managing the AXA Global Equity Managed Volatility Portfolio since October 2006.

Munib Madni, a Managing Director of MSIM Company has been associated with MSIM Company in an investment management capacity since February 2005. He has been a member of the team managing AXA Global Equity Managed Volatility Portfolio since May 2012.

Samuel Rhee, a Managing Director of MSIM Company has been associated with MSIM Company in an investment management capacity since July 2005. He has been a member of the team managing AXA Global Equity Managed Volatility Portfolio since May 2012.

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The Growth team is jointly and primarily responsible for the day-to-day management of the EQ/Morgan Stanley Mid Cap Growth Portfolio and to the Active Allocated Portion of the AXA/Morgan Stanley Small Cap Growth Portfolio. The current members of the team include Dennis Lynch, David Cohen, Sam Chainani, Alexander Norton, Jason Yeung and Armistead Nash. Members of the team may change from time to time.

Dennis Lynch is a Managing Director with MSIM. He joined the firm in 1998 and has had portfolio management responsibilities for more than five years.

David Cohen is a Managing Director with MSIM. He joined the firm in 1993 and has had portfolio management responsibilities for more than five years.

Sam Chainani is a Managing Director with MSIM. He joined the firm in 1996 and has had portfolio management responsibilities for more than five years.

Alexander Norton is an Executive Director with MSIM. He joined the firm in 2000 and has had portfolio management responsibility for more than five years.

Jason Yeung is a Managing Director with MSIM. He joined the firm in 2002 and has had portfolio management responsibilities for more than five years.

Armistead Nash is a Managing Director with MSIM. He joined the firm in 2002 and has had portfolio management responsibilities for more than five years.

Northern Cross, LLC (“Northern Cross”), 125 Summer Street, Suite 1400, Boston, Massachusetts, 02110, is the Sub-Adviser to the Active Allocated Portion of the AXA International Value Managed Volatility Portfolio. Northern Cross serves as an adviser for institutional clients and as a subadviser for mutual funds and annuity contracts. As of December 31, 2014, Northern Cross had approximately $51.9 billion in assets under management. Howard Appleby, Jean-Francois Ducrest, and James LaTorre are jointly and primarily responsible for the day-to-day management of the Portfolio.

Howard Appleby, Principal and Portfolio Manager of Northern Cross from 2003 to present.

Jean-Francois Ducrest, Principal and Portfolio Manager of Northern Cross from 2003 to present.

James LaTorre, Principal and Portfolio Manager of Northern Cross from 2003 to present.

OppenheimerFunds, Inc. (“Oppenheimer”), 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer serves as a Sub-Adviser to the EQ/Oppenheimer Global Bond Portfolio and to a portion of the Active Allocated Portion of the AXA Global Equity Managed Volatility Portfolio. Oppenheimer has been an investment adviser since 1960. As of December 31, 2014, Oppenheimer, including subsidiaries, managed more than $237 billion in assets, including mutual funds having more than 12 million shareholder accounts, including sub-accounts.

Rajeev Bhaman, CFA®, Director of Global Equities and Senior Vice President of Oppenheimer, is primarily responsible for the day-to-day management of the EQ/Oppenheimer Global Portfolio and a portion of the Active Allocated Portion of the AXA Global Equity Managed Volatility Portfolio. He has been a Director of Global Equities since January 2013; a Senior Vice President since May 2006 and was a Vice President from 1997 to 2006. He joined Oppenheimer in 1996.

Palisade Capital Management, L.L.C. (“Palisade”), One Bridge Plaza, Fort Lee, NJ 07024, serves as the Sub-Adviser to the Active Alllocated Portion of the EQ/Convertible Securities Portfolio. Palisade manages institutional and private accounts with total assets under management of approximately $4.7 billion as of December 31, 2014.

Elliot B. Stiefel, CFA® is a Managing Director and Senior Portfolio Manager of Palisade and oversees the strategy and day-to-day management of Palisade’s convertible strategies. Prior to joining Palisade in 2004, he was a portfolio manager at Cameron Capital Management. His previous experience includes portfolio management and trader/analyst positions at Jamie Securities, Dean Witter Reynolds, LIT America, PaceSetter I, LP and Clinton Group. Mr. Stiefel is a member of Palisade’s Investment Policy Committee.

William W. Lee is Portfolio Manager, Convertible Securities of Palisade. Prior to joining Palisade in 2006, he was a portfolio manager at Loxias Fund Management, a capital structure arbitrage hedge fund. He was a director in the mergers and acquisitions group at Sony Corporation of America, an investment banking associate at Lehman Brothers and an equity analyst at Delphi Management.

Pacific Investment Management Company, LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, is the Sub-Adviser to the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/PIMCO Global Real Return Portfolio, and the Active Allocated Portion of the EQ/ Real Estate PLUS Portfolio. PIMCO also serves as the Sub-Adviser to a portion of the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio and the Multimanager Core Bond Portfolio. PIMCO has provided investment counseling since 1971. As of December 31, 2014, PIMCO had approximately $1.27 trillion in assets under management.

Jerome Schneider, is responsible for the day-to-day management of the EQ/PIMCO Ultra Short Bond Portfolio. Mr. Schneider is a managing director in the Newport Beach office and head of the short-term and funding desk. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns. There he most recently specialized in credit and mortgage-related funding transactions and helped develop one of the first “repo”

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conduit financing companies. Additionally, during his tenure at Bear Stearns he held various positions on the municipal and fixed income derivatives trading desks. He has 19 years of investment experience.

Mihir P. Worah, Managing Director, Portfolio Manager and head of the Real Return portfolio management team for PIMCO, is responsible for the day-to-day management of the EQ/PIMCO Global Real Return Portfolio, the Active Allocated Portion of the EQ/Real Estate PLUS Portfolio, a portion of the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio and the Multimanager Core Bond Portfolio. Mr. Worah is CIO Real Return and Asset Allocation and a managing director in the Newport Beach office. He is a member of the Investment Committee, a generalist portfolio manager and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 13 years of investment experience

Mark R. Kiesel is responsible for the day-to-day management of a portion of the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio and the Multimanager Core Bond Portfolio. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in 2010. He has written extensively on the topic of global credit markets, founded the firm’s Global Credit Perspectives publication and regularly appears in the financial media. He joined PIMCO in 1996 and previously served as PIMCO’s global head of investment grade corporate bonds and as a senior credit analyst. He has 22 years of investment experience.

Scott A. Mather is responsible for the day to-day management of a portion of the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio and the Multimanager Core Bond Portfolio. Mr. Mather is CIO U.S. Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO’s mortgage- and asset-backed securities team. Mr. Mather joined PIMCO in 1998. He has 20 years of investment experience.

Jeremie Banet is responsible for the day-to-day management of the EQ/PIMCO Global Real Return Portfolio and the Active Allocated Portion of the EQ/Real Estate PLUS Portfolio. Mr. Banet is an executive vice president in the Newport Beach office and a portfolio manager on the real return team. Prior to joining PIMCO in 2011, he traded inflation-linked investments at Nomura Fixed Income. Prior to that, he was with BNP Paribas, most recently as head of U.S. inflation trading. He has 14 years of investment and financial services experience.

Nicholas J. Johnson is responsible for the day-to-day management of the Active Allocated Portion of the EQ/Real Estate Portfolio. Mr. Johnson is an executive vice president in the Newport Beach office and a portfolio manager focusing on commodities and multi-asset portfolios. He joined PIMCO in 2004 and managed the portfolio analyst group prior to joining the portfolio management team in 2007. He specializes in structural risk premiums as well as overall portfolio construction. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill.

Pacific Global Investment Management Company (“Pacific Global”), 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203, serves as Sub-Adviser to the Active Allocated Portion of the AXA/Pacific Global Small Cap Value Portfolio. Pacific Global is a privately held registered investment adviser; the firm provides investment management services to mutual funds and separately managed accounts. George A. Henning founded Pacific Global in 1991 and has been a portfolio manager since 1993. As of December 31, 2014, Pacific Global had approximately $659 million in assets under management.

George A. Henning is primarily responsible for the day-to-day management of the Active Allocated Portion of the AXA/Pacific Global Small Cap Value Portfolio. Mr. Henning has been a portfolio manager since 1993.

Post Advisory Group, LLC (“Post”), 1620 26th Street, Suite 6500N, Santa Monica, CA 90404, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the EQ/High Yield Bond Portfolio. Post is majority - owned by Principal Global Investors, Inc. (“Principal”) and minority - owned by Nippon Life Insurance Company. As of December 31, 2014, Post had approximately $9.47 billion in assets under management. Henry Chyung, Bill Matthews, CFA®, Schuyler Hewes, David Kim, Jeffery Stroll, and Dan Ross are primarily and jointly responsible for the day-to-day management of a portion of the Active Allocated Portion of the Portfolio.

Henry Chyung, Lead Portfolio Manager and Managing Director, re-joined Post in 2011 after serving as a Managing Director at Post from 2002 to 2005. In between his time at Post, he served as Managing Director for Canyon Capital Advisors where he focused on high yield bonds, distressed debt.

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Bill Matthews, CFA®, Managing Director and Portfolio Manager, joined Post in 2009 from Canyon Capital Advisors where he was a Managing Director responsible for investing in par, stressed and distressed bank loans, high yield securities and equities.

Schuyler Hewes, Managing Director, Portfolio Manager, joined Post in 2012 from Apollo Investment Management, where he was a principal focusing on high yield bonds and mezzanine securities. Prior to Apollo, Mr. Hewes was a director at UBS, where he worked on a variety of leveraged finance, M&A and restructuring transactions. Previously, he worked as a financial analyst in the Los Angeles office of Donaldson, Lufkin & Jenrette.

David Kim, Managing Director, Portfolio Manager, joined Post in 2005 from Credit Suisse First Boston (formerly the Los Angeles office of Donaldson, Lufkin & Jenrette), where he worked as a financial analyst for two years.

Jeffrey Stroll, Managing Director, Portfolio Manager, joined Post in 2012 from Marathon Asset Management, where he was a vice president focused on distressed debt and high yield bonds. Prior to Marathon, he worked at Oaktree Capital Management, where he analyzed and recommended investments for the firm’s credit opportunities fund. Mr. Stroll began his career in the restructuring services group at Deloitte & Touche, where he worked on assignments advising debtors and creditors of financially distressed companies in out-of-court and Chapter 11 restructurings.

Dan Ross, Managing Director, Portfolio Manager, joined Post in 2013 from Alliantgroup, a privately held portfolio company of Evercore Capital Partners that provides tax consulting services, where he served as Chief Financial Officer. Previously, he was a managing director at Evercore Partners, where he spent 8 years focused primarily on private equity investing. Prior to that, he worked as a private equity associate at TPG Capital and as a financial analyst in the Los Angeles office of Donaldson, Lufkin & Jenrette.

Scotia Institutional Asset Management US, Ltd. (formerly GCIC US, Ltd.) (“Scotia”), 1 Adelaide Street East, Toronto, Ontario, Canada M5C2V9, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. Scotia is an indirect wholly owned subsidiary of HollisWealth Inc. (formerly DundeeWealth Inc.) (“HollisWealth”). HollisWealth is a wholly owned subsidiary of the Bank of Nova Scotia (“Scotia Bank”). Scotia Bank is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries. ScotiaBank is publicly traded on the Toronto and New York Stock Exchanges under the symbol BNS. As of December 31, 2014, Scotia had approximately $202.6 million in assets under management.

Noah Blackstein is primarily responsible for the day-to-day management of an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. Mr. Blackstein is a Vice President of Scotia and joined Scotia in 1997 as a portfolio manager. His investment experience dates from 1993.

SSGA Funds Management, Inc. (“SSGA FM”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, is a wholly owned subsidiary of State Street Corporation. As of December 31, 2014, SSGA FM had approximately $377.8 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2014, SSGA had approximately $2.45 trillion in assets under management.

Each of the EQ/Large Cap Value Index Portfolio and the EQ/Mid Cap Index Portfolio and the Index Allocated Portion of the Multimanager Technology Portfolio are sub-advised by SSGA’s Global Equity Beta Solution Team. Portfolio managers Michael Feehily and John Tucker are jointly and primarily responsible for the day-to-day management of each Portfolio and Allocated Portion.

Michael Feehily, CFA® is a Senior Managing Director and Co-Head of Global Equity Beta Solutions in North America. He is also a member of SSGA’s Senior Leadership Team and sits on its North America Product Committee and Trade Management Oversight Committee. Mr. Feehily rejoined SSGA after spending four years in State Street Global Markets where he helped to build the Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of SSGA’s institutional clients. Prior to this, Mr. Feehily had been Head of the US Passive Equity Team within SSGA. He joined State Street in 1992.

John Tucker, CFA® is a Senior Managing Director of SSGA FM, and Co-Head of Passive Equity Strategies in North America. Mr. Tucker is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in North America. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSGA’s London office, where he was responsible for the management of all index strategies in SSGA’s second largest investment center. Mr. Tucker joined State Street in 1988.

The EQ/Core Bond Index Portfolio, the EQ/Intermediate Government Bond Portfolio and the Index Allocated Portion of the Multimanager Core Bond Portfolio are sub-advised by SSGA FM’s U.S. Beta Solutions Team. Portfolio Managers Mahesh Jayakumar and Michael Brunell are jointly and primarily responsible for the day-to-day management of each Portfolio.

Mahesh Jayakumar, CFA®, FRM is a Vice President of SSGA FM. He currently is a Portfolio Manager in the Fixed Income, Currency and Cash Investment Team. He is responsible for managing several portfolios spanning diverse areas such as Green Bonds,

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Global Treasuries/Inflation, Government/Credit, Aggregate and client directed mandates. Mr. Jayakumar has been with SSGA FM since 2008. Prior to joining State Street Corporation, Mr. Jayakumar worked as a software development manager for a large enterprise software provider.

Michael Brunell, CFA® has been a member of the Fixed Income Index team since 2004. Mr. Brunell is a Vice President of SSGA FM. In his current role as part of the Fixed Income, Currency and Cash Investment Team, Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income exchange traded funds, which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the US Bond Operations team, which he had been a member of since 1997.

Templeton Investment Counsel, LLC (“Templeton”), 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, is the Sub-Adviser to the Active Allocated Portion of the AXA/Templeton Global Equity Managed Volatility Portfolio. Templeton is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2014, Templeton, together with its affiliates, had $880.1 billion in assets under management.

Cindy Sweeting, CFA®, Executive Vice President and Director of Portfolio Management of Templeton, is primarily responsible for the investments of the AXA/Templeton Global Equity Managed Volatility Portfolio. She has served as a Portfolio Manager for the Portfolio since February 2008. From January 2008 to February 2011, she was President and Director of Portfolio Management of Templeton Global Advisers Limited. Prior to that time, Ms. Sweeting was Director of Research of the Templeton Global Equity Group. Ms. Sweeting has over 25 years of experience in the investment industry.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is the Sub-Adviser to the EQ/T. Rowe Price Growth Stock Portfolio and a portion of the Active Allocated Portion of the AXA Large Cap Growth Managed Volatility Portfolio and the Multimanager Aggressive Equity Portfolio. T. Rowe Price was founded in 1937 and, as of December 31, 2014, T. Rowe Price and its affiliates had $746.8 billion in assets under management.

Joseph Fath, CPA has primary responsibility for managing the EQ/T. Rowe Price Growth Stock Portfolio. Mr. Fath is Vice President of T. Rowe Price and also is Portfolio Manager on the U.S. Large-Cap Growth Equity Strategy in the U.S. Equity Division. Mr. Fath has fourteen years of investment experience, twelve of which have been with T. Rowe Price. He joined the firm in 2002 as an analyst and, since 2008, has assisted other T. Rowe Price portfolio managers in managing the firm’s large-cap growth strategies.

An Investment Advisory Committee is responsible for the day-today management of the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio.

Robert W. Sharps, Vice President of T. Rowe Price, has primary responsibility for the day-to-day management of the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio and works with the committee in developing and executing the investment program. He is the lead portfolio manager on the US Large-Cap Growth Equity Strategy team in the U.S. Equity Division and a member of the Equity Steering Committee. Mr. Sharps has been chairman of the committee since 2002. He joined T. Rowe Price in 1997 and his investment experience dates from 1995.

Thornburg Investment Management, Inc. (“Thornburg”), 2300 North Ridgetop Road, Santa Fe, New Mexico, 87506, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the AXA Large Cap Core Managed Volatility Portfolio. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2014, Thornburg had approximately $64.5 billion in assets under management.

Connor Browne, CFA® and Robert MacDonald, CFA® are primarily responsible for day-to-day management of a portion of the Active Allocated Portion of the Portfolio.

Connor Browne, CFA®, joined Thornburg in August 2001 as an Associate Portfolio Manager and has had portfolio management responsibilities since that time. In 2006, Mr. Browne became Portfolio Manager and Managing Director.

Robert MacDonald, CFA®, joined Thornburg in October 2007 as an equity analyst and was later promoted to Associate Portfolio Manager, then Portfolio Manager. In 2015 he added Managing Director to his title.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”),1285 Avenue of the Americas, New York, NY 10019, is the Sub-Adviser to the EQ/UBS Growth and Income Portfolio. As of December 31, 2014, UBS Global AM had approximately $152 billion in assets under management. UBS Global AM, is an indirect, wholly owned subsidiary of UBS Group AG (“UBS”) and a member of the UBS Global Asset Management division, which had approximately $668 billion in assets under management as of December 31, 2014. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

Thomas J. Digenan, CFA® and Ian McIntosh, are the portfolio managers jointly and responsible for the day-to-day management of the EQ/UBS Growth and Income Portfolio.

Thomas J. Digenan, CFA®, is a Managing Director of UBS Global AM and since 2012, Head of U.S. Intrinsic Value Equities team. As the head of the investment management team, Mr. Digenan leads the portfolio construction process and reviews the overall composition of the Portfolio’s portfolio to ensure compliance with its stated investment objectives and strategies.

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Mr. Digenan joined UBS Global AM as an investment professional in 1993. He was a U.S. Core/Value Equity Strategist from 2001 to 2012.

Ian McIntosh, is a senior portfolio manager on the U.S. Core/Value Equities team. Mr. McIntosh works closely with Mr. Digenan on portfolio construction and ensuring the Portfolio investment objectives are met. Mr. McIntosh joined UBS Global AM as a portfolio manager in 2004.

Wells Capital Management Inc. (“Wells Capital Management”), 525 Market Street, San Francisco, California 94105, serves as Sub-Adviser to the EQ/Wells Fargo Omega Growth Portfolio and a portion of the Active Allocated Portion of the AXA Large Cap Growth Managed Volatility Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. Wells Capital Management is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly held company. As of December 31, 2014, Wells Capital Management (includes former Evergreen Investment Management Company, LLC) had approximately $351 billion in assets under management.

Thomas J. Pence, CFA® and Michael T. Smith, CFA® are jointly and primarily responsible for the day-to-day management of the EQ/Wells Fargo Omega Growth Portfolio and a portion of the Active Allocated Portion of the AXA Large Cap Growth Managed Volatility Portfolio.

Thomas J. Pence, CFA® has been a Portfolio Manager with Wells Capital Management or an affiliate since 2005.

Michael T. Smith, CFA® has been a Portfolio Manager and Investment Analyst with Wells Capital Management or an affiliate since 2005.

Wells Capital Management and its affiliate First International Advisors, LLC, (“First International”), 30 Fenchurch Street, London, England, United Kingdom, EC3M 3BD, serve as Sub-Advisers to the Active Allocated Portion of the EQ/Global Bond PLUS Portfolio. First International, provides investment advisory services for mutual funds, company retirement plans, foundations, endowments, trust companies and other institutional clients. As of December 31, 2014, First International managed over $7.8 billion.

Anthony Norris and Peter Wilson have joint and primary responsibility for the day-to-day management of the Active Allocated Portion of the EQ/Wells Fargo Omega Growth Portfolio.

Anthony Norris is Chief Investment Officer, Managing Director of Research and a senior portfolio manager at First International. He joined First International in 1989 and has been a portfolio manager for more than 21 years.

Peter Wilson is Managing Director and senior portfolio manager at First International. He joined First International in 1989 and has been a portfolio manager for more than 21 years.

Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, MA 02210, serves as Sub-Adviser to the Active Allocated Portion of the AXA Mid Cap Value Managed Volatility Portfolio the Multimanager Mid Cap Growth Portfolio and the Multimanager Technology Portfolio. Wellington Management is a Delaware limited liability partnership and professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $914 billion in assets.

James N. Mordy, Senior Managing Director and Equity Portfolio Manager, is responsible for the day-to-day management of a portion of the Active Allocated Portion of the AXA Mid Cap Value Managed Volatility Portfolio. Mr. Mordy joined Wellington Management as an investment professional in 1985.

An Active Allocated Portion of the Multimanager Mid Cap Growth Portfolio is managed by Stephen Mortimer and Michael T. Carmen.

Stephen Mortimer, Senior Managing Director and Equity Portfolio Manager of Wellington Management, is the portfolio manager and is primarily responsible for the day-to-day management of the Wellington Management Allocated Portion of the Portfolio. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Michael T. Carmen, CFA®, CPA Senior Managing Director and Equity Portfolio Manager of Wellington Management, is involved in portfolio management and securities analysis of the Wellington Management allocated portion of the Portfolio and has been since 2010. Mr. Carmen joined Wellington Management as an investment professional in 1999.

John F. Averill, Bruce L. Glazer, Anita M. Killian and Michael T. Masdea are primarily responsible for day-to-day management of an Active Allocated Portion of the Multimanager Technology Portfolio.

John F. Averill, CFA®, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Portfolio since 2003. Mr. Averill joined Wellington Management as an investment professional in 1994.

Bruce L. Glazer, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Portfolio since 2003. Mr. Glazer joined Wellington Management as an investment professional in 1997.

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Anita M. Killian, CFA®, Senior Managing Director and Global Industry Analyst affiliated with Wellington Management, has been involved in portfolio management and securities analysis for the Portfolio since 2003. Ms. Killian joined Wellington Management as an investment professional in 2000.

Michael T. Masdea, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Portfolio since 2010. Mr. Masdea joined Wellington Management as an investment professional in 2008. Prior to joining Wellington Management, Mr. Masdea was an investment professional at Credit Suisse from 1999 through 2008.

Westfield Capital Management Company, L.P. (“Westfield”), One Financial Center, Boston, MA 02111, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. Westfield is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Westfield is 100% employee owned. As of December 31, 2014, Westfield had approximately $17.5 billion in assets under management.

Investment decisions for the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio allocated to Westfield are made (the “Committee”), which is chaired by William A. Muggia. Although the Committee collectively acts as portfolio manager, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities by consensus of the Westfield Investment Committee.

William A. Muggia is President, Chief Executive Officer and Chief Investment Officer. Mr. Muggia joined Westfield in 1994. He covers Healthcare and Energy, as well as provides overall market strategy.

Ethan J. Meyers, CFA®, is a Managing Partner. Mr. Meyers joined Westfield in 1999. He covers Industrials and Business Services.

John M. Montgomery is a Managing Partner, Portfolio Strategist, and Chief Operating Officer. Mr. Montgomery joined Westfield in 2006.

Hamlen Thompson is a Managing Partner. Mr. Thompson joined Westfield in 2003. He covers Energy and Industrials.

Bruce N. Jacobs, CFA®, is a Managing Partner. Mr. Jacobs joined Westfield in 2003. He covers Health Care and Consumer Staples.

WHV Investments (“WHV”) and its affiliate Hirayama Investments, LLC (“Hirayama Investments”), each located at 301 Battery Street, Suite 400, San Francisco, CA 94111, serve as Sub-Advisers to the Active Allocated Portion of the AXA International Core Managed Volatility Portfolio. WHV has been providing investment advisory services since 1937. As of December 31, 2014, WHV had approximately $8.4 billion in assets under management. Hirayama Investments provides subadvisory services to WHV with respect to clients utilizing WHV’s international and global strategies.

Richard K. Hirayama is responsible for the day-to-day management of the Active Allocated Portion of the AXA International Core Managed Volatility Portfolio. Mr. Hirayama, Senior Portfolio Manager and Analyst, joined WHV in 1990 and has had portfolio management responsibilities since that time. Mr. Hirayama is also the Managing Member of Hirayama Investments and has had portfolio management responsibilities since its effective date of January 1, 2009.

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on

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behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of Defendants’ experts.

No liability for litigation relating to these matters has been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

On November 1, 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the AXA Mid Cap Value Managed Volatility Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the AXA Mid Cap Value Managed Volatility Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, the EQ/Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The amounts paid to the above six Portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio – $1,740,800; (ii) the EQ/GAMCO Mergers and Acquisitions Portfolio – $1,122,000; (iii) the AXA Mid Cap Value Managed Volatility Portfolio – $2,992,000; (iv) the AXA Large Cap Core Managed Volatility Portfolio – $64,600; (v) the EQ/Small Company Index II Portfolio – $61,200; (vi) the EQ/Common Stock Index II Portfolio – $18,360; and (vii) the Multimanager Large Cap Value Portfolio (now called AXA Large Cap Value Managed Volatility Portfolio) – $3,359,200.

The lawsuits do not allege any misconduct by the Trust or its Portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

OppenheimerFunds, Inc. (“OFI”)

Pending Litigation. In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OFI, OppenheimerFunds Distributor, Inc. (“OFDI”) and certain Oppenheimer mutual funds (but not including the Portfolios) advised by OFI Global Asset Management, Inc. and distributed by OFDI (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective

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Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”).

OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that the Defendant Funds may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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5. Fund distribution arrangements

The Trust offers three classes of shares on behalf of forty-seven (47) Portfolios in this Prospectus: Class IA, Class IB and Class K shares. The Trust offers two classes of shares on behalf of eleven (11) Portfolios in this Prospectus: Class IB and K shares. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IA, Class IB and Class K shares of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged an annual fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class IA and Class IB shares is 0.25% of the average daily net assets attributable to Class IA and Class IB shares. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees for Class IA and IB shares will increase your cost of investing and may cost you more than other types of charges.

The distributor may receive payments from certain Sub-Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Sub-Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Sub-Advisers in connection with the distribution of the Contracts.

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6. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios (or underlying ETFs in which a Portfolio invests) that invest a significant portion of their assets in foreign securities (e.g. EQ/International Equity Index Portfolio, AXA International Value Managed Volatility Portfolio, EQ/MFS International Growth Portfolio, AXA International Core Managed Volatility Portfolio, EQ/Oppenheimer Global Portfolio, iShares MSCI Mexico Index Fund), in securities of small- and mid-cap companies (e.g. EQ/AllianceBernstein Small Cap Growth Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, iShares Russell Midcap® lndex Fund), or in high-yield securities (SPDR® Barclays Capital High Yield Bond ETF) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive

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transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

292	Buying and selling shares	EQ Advisors Trust

7. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•	Swaps — utilize prices provided by approved pricing services.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

EQ Advisors Trust	How portfolio shares are priced	293

8. Dividends and other distributions and tax consequences

Dividends and Other Distributions

Each Portfolio (other than the EQ/Money Market Portfolio and Multimanager Core Bond Portfolio) generally distributes most or all of its net investment income and net realized gains, if any, annually. The EQ/Money Market Portfolio normally declares and distributes dividends from its net investment income daily, and distributes its net realized gains, if any, annually. The Multimanager Core Bond Portfolio normally declares and distributes dividends from its net investment income monthly, and distributes its net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify (in the case of a Portfolio that has not completed a taxable year) or continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that any Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to achieve (in the case of a Portfolio that has not completed a taxable year) or maintain its RIC status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether those accounts meet the investment diversification rules for those accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the RIC rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

294	Dividends and other distributions and tax consequences	EQ Advisors Trust

9. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

EQ Advisors Trust	Glossary of Terms	295

10. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA, Class IB and Class K shares, as applicable. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA, Class IB and Class K shares of each Portfolio, as applicable, has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2014 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

AXA Global Equity Managed Volatility Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2014		2013	2012	2011	2010	2014		2013	2012	2011		2010
Net asset value, beginning of year	$14.79		$12.39	$10.74	$12.50	$11.35	$14.76		$12.36	$10.71	$12.47		$11.32

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16		0.11	0.13	0.20	0.13	0.17		0.10	0.13	0.13		0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.09		2.41	1.69	(1.71)	1.18	0.08		2.41	1.69	(1.67)		1.18

Total from investment operations	0.25		2.52	1.82	(1.51)	1.31	0.25		2.51	1.82	(1.54)		1.28

Less distributions:
Dividends from net investment income	(0.15)		(0.12)	(0.17)	(0.25)	(0.16)	(0.15)		(0.11)	(0.17)	(0.22)		(0.13)

Net asset value, end of year	$14.89		$14.79	$12.39	$10.74	$12.50	$14.86		$14.76	$12.36	$10.71		$12.47

Total return	1.68%		20.33%	16.99%	(12.07)%	11.60%	1.68%		20.37%	17.03%	(12.32)%		11.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$43,910		$46,440	$40,407	$40,714	$692,623	$1,672,122		$1,885,003	$1,479,647	$1,428,266		$1,883,475
Ratio of expenses to average net assets:
After reimbursements	1.16	%(f)	1.19%	1.19%	0.92%	0.91%	1.16	%(f)	1.19%	1.19%	1.17%		1.16%
After reimbursements and fees paid indirectly	1.16	%(f)	1.19%	1.19%	0.92%	0.91%	1.16	%(f)	1.19%	1.19%	1.17%		1.16%
Before reimbursements and fees paid indirectly	1.16	%(f)	1.19%	1.19%	0.92%	0.91%	1.16	%(f)	1.19%	1.19%	1.17	%(c)	1.16%
Ratio of net investment income (loss) to average net assets:
After reimbursements	1.09	%(f)	0.78%	1.11%	1.55%	1.13%	1.11	%(f)	0.76%	1.11%	1.09%		0.87%
After reimbursements and fees paid indirectly	1.09	%(f)	0.78%	1.11%	1.55%	1.13%	1.11	%(f)	0.76%	1.11%	1.09%		0.87%
Before reimbursements and fees paid indirectly	1.09	%(f)	0.78%	1.11%	1.54%	1.12%	1.11	%(f)	0.76%	1.11%	1.09%		0.86%
Portfolio turnover rate ^	11%		14%	14%	18%	21%	11%		14%	14%	18%		21%

296	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Global Equity Managed Volatility Portfolio

	Class K
	Year Ended December 31,				August 26, 2011* to December 31, 2011
	2014		2013	2012
Net asset value, beginning of period	$14.79		$12.39	$10.74	$11.21

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20		0.14	0.16	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.09		2.41	1.69	(0.28)

Total from investment operations	0.29		2.55	1.85	(0.25)

Less distributions:
Dividends from net investment income	(0.19)		(0.15)	(0.20)	(0.22)

Net asset value, end of period	$14.89		$14.79	$12.39	$10.74

Total return (b)	1.94%		20.63%	17.29%	(2.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$558,089		$613,457	$594,125	$559,902
Ratio of expenses to average net assets:
After reimbursements (a)	0.91	%(f)	0.94%	0.94%	0.95%
After reimbursements and fees paid indirectly (a)	0.91	%(f)	0.94%	0.94%	0.95%
Before reimbursements and fees paid indirectly (a)	0.91	%(f)	0.94%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	1.36	%(f)	1.04%	1.37%	0.83%
After reimbursements and fees paid indirectly (a)	1.36	%(f)	1.04%	1.37%	0.83%
Before reimbursements and fees paid indirectly (a)	1.36	%(f)	1.04%	1.37%	0.83%
Portfolio turnover rate ^	11%		14%	14%	18%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

EQ Advisors Trust	Financial Highlights	297

Financial Highlights (cont’d)

AXA International Core Managed Volatility Portfolio(ac)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.31	$8.85	$7.72	$9.61	$8.95	$10.32	$8.86	$7.73	$9.62	$8.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.09	0.11	0.13	0.11	0.15	0.08	0.11	0.12	0.09
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.74)	1.45	1.15	(1.74)	0.74	(0.79)	1.46	1.15	(1.75)	0.73

Total from investment operations	(0.64)	1.54	1.26	(1.61)	0.85	(0.64)	1.54	1.26	(1.63)	0.82

Less distributions:
Dividends from net investment income	(0.14)	(0.08)	(0.13)	(0.28)	(0.19)	(0.14)	(0.08)	(0.13)	(0.26)	(0.16)

Net asset value, end of year	$9.53	$10.31	$8.85	$7.72	$9.61	$9.54	$10.32	$8.86	$7.73	$9.62

Total return	(6.26)%	17.49%	16.29%	(16.73)%	9.52%	(6.25)%	17.47%	16.27%	(16.92)%	9.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,638	$11,118	$10,531	$8,903	$445,820	$1,388,764	$1,566,557	$800,489	$766,952	$984,130
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.04%	1.05%	1.05%	0.78%	0.85%	1.03%	1.05%	1.05%	1.03%	1.10%
After waivers, reimbursements and fees paid indirectly (f)	1.04%	1.05%	1.05%	0.78%	0.85%	1.03%	1.05%	1.05%	1.03%	1.10%
Before waivers, reimbursements and fees paid indirectly (f)	1.04%	1.05%	1.05%	0.78%	0.85%	1.03%	1.05%	1.05%	1.03%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.97%	0.97%	1.33%	1.29%	1.30%	1.49%	0.84%	1.34%	1.25%	1.00%
After waivers, reimbursements and fees paid indirectly (f)	0.97%	0.97%	1.33%	1.30%	1.30%	1.49%	0.85%	1.34%	1.25%	1.01%
Before waivers, reimbursements and fees paid indirectly (f)	0.97%	0.97%	1.33%	1.29%	1.30%	1.49%	0.84%	1.34%	1.25%	1.00%
Portfolio turnover rate ^	10%	15%	3%	3%	12%	10%	15%	3%	3%	12%

298	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA International Core Managed Volatility Portfolio(ac)

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$10.31	$8.85	$7.72	$8.45

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.12	0.13	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.78)	1.45	1.15	(0.55)

Total from investment operations	(0.62)	1.57	1.28	(0.49)

Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.15)	(0.24)

Net asset value, end of period	$9.53	$10.31	$8.85	$7.72

Total return (b)	(6.02)%	17.78%	16.59%	(5.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$521,809	$393,771	$376,185	$335,852
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.78%	0.80%	0.80%	0.78%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.78%	0.80%	0.80%	0.77%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.78%	0.80%	0.80%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.56%	1.22%	1.60%	2.10%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.56%	1.22%	1.60%	2.10%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.56%	1.22%	1.60%	2.10%
Portfolio turnover rate ^	10%	15%	3%	3%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(ac)	On June 13, 2014, this Portfolio received through a merger transaction, the assets and liabilities of the Multimanager International Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA International Core Managed Volatility Portfolio.

EQ Advisors Trust	Financial Highlights	299

Financial Highlights (cont’d)

AXA International Value Managed Volatility Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2014	2013		2012	2011	2010	2014	2013		2012	2011		2010
Net asset value, beginning of year	$13.04	$11.05		$9.58	$11.70	$11.11	$13.05	$11.06		$9.58	$11.70		$11.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.14	##	0.17	0.29	0.17	0.22	0.14	##	0.17	0.19		0.14
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.15)	1.99		1.49	(2.16)	0.53	(1.16)	1.99		1.50	(2.08)		0.52

Total from investment operations	(0.93)	2.13		1.66	(1.87)	0.70	(0.94)	2.13		1.67	(1.89)		0.66

Less distributions:
Dividends from net investment income	(0.21)	(0.14)		(0.19)	(0.25)	(0.11)	(0.21)	(0.14)		(0.19)	(0.23)		(0.08)

Net asset value, end of year	$11.90	$13.04		$11.05	$9.58	$11.70	$11.90	$13.05		$11.06	$9.58		$11.70

Total return	(7.13)%	19.33%		17.26%	(15.82)%	6.36%	(7.20)%	19.31%		17.37%	(16.03)%		6.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,830	$25,950		$23,897	$23,253	$368,614	$824,055	$972,486		$916,454	$875,012		$1,173,061
Ratio of expenses to average net assets:
After waivers and reimbursements	1.02%	1.03%		1.05%	0.76%	1.00%	1.02%	1.03%		1.05%	1.01	%(c)	1.25%
After waivers, reimbursements and fees paid indirectly	1.02%	1.03%		1.05%	0.76%	1.00%	1.02%	1.03%		1.05%	1.01	%(c)	1.25%
Before waivers, reimbursements and fees paid indirectly	1.02%	1.03%		1.05%	0.80%	1.00%	1.02%	1.03%		1.05%	1.05%		1.25%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.69%	1.20	%(aa)	1.70%	2.44%	1.53%	1.69%	1.21	%(bb)	1.69%	1.70%		1.29%
After waivers, reimbursements and fees paid indirectly	1.69%	1.20	%(aa)	1.70%	2.44%	1.53%	1.69%	1.21	%(bb)	1.69%	1.70%		1.29%
Before waivers, reimbursements and fees paid indirectly	1.69%	1.20	%(aa)	1.70%	2.40%	1.53%	1.69%	1.21	%(bb)	1.69%	1.67%		1.29%
Portfolio turnover rate ^	7%	12%		8%	93%	112%	7%	12%		8%	93%		112%

300	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA International Value Managed Volatility Portfolio

	Class K
	Year Ended December 31,				August 26, 2011* to December 31, 2011
	2014	2013		2012
Net asset value, beginning of period	$13.04	$11.05		$9.58	$10.32

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	0.17	##	0.20	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.15)	1.99		1.49	(0.51)

Total from investment operations	(0.90)	2.16		1.69	(0.49)

Less distributions:
Dividends from net investment income	(0.24)	(0.17)		(0.22)	(0.25)

Net asset value, end of period	$11.90	$13.04		$11.05	$9.58

Total return (b)	(6.89)%	19.63%		17.56%	(4.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$287,258	$326,425		$288,395	$257,480
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.77%	0.78%		0.80%	0.80%
After waivers, reimbursements and fees paid indirectly (a)	0.77%	0.78%		0.80%	0.80%
Before waivers, reimbursements and fees paid indirectly (a)	0.77%	0.78%		0.80%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.94%	1.46	%(cc)	1.93%	0.57%
After waivers, reimbursements and fees paid indirectly (a)	1.94%	1.46	%(cc)	1.93%	0.57%
Before waivers, reimbursements and fees paid indirectly (a)	1.94%	1.46	%(cc)	1.93%	0.57%
Portfolio turnover rate ^	7%	12%		8%	93%

*	Commencement of Operations.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.11, $0.11 and $0.14 for Class IA ,Class IB and K respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 0.97% for income after waivers and reimbursements, 0.97% after waivers, reimbursements, and fees paid indirectly, and 0.97% before waivers, reimbursements, and fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would 0.98% for income after waiver and reimbursement, 0.98% after waivers, reimbursements, and fees paid indirectly, and 0.98% before waivers, reimbursemments, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class K would be 1.23% for income after waivers and reimbursements, 1.23% after waivers, reimbursements, and fees paid indirectly, and 1.23% before waivers, reimbursements, and fees paid indirectly.

EQ Advisors Trust	Financial Highlights	301

Financial Highlights (cont’d)

AXA Large Cap Core Managed Volatility Portfolio(ad)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011		2010
Net asset value, beginning of year	$8.71	$6.92	$6.60	$7.22	$6.88	$8.71	$6.92	$6.60	$7.22		$6.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.06	0.08	0.08	0.08	0.07	0.06	0.08	0.08		0.07
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.94	2.12	0.90	(0.38)	0.91	0.94	2.12	0.90	(0.39)		0.90

Total from investment operations	1.00	2.18	0.98	(0.30)	0.99	1.01	2.18	0.98	(0.31)		0.97

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.08)	(0.09)	(0.09)	(0.06)	(0.04)	(0.08)	(0.08)		(0.07)
Distributions from net realized gains	(0.40)	(0.35)	(0.58)	(0.23)	(0.56)	(0.40)	(0.35)	(0.58)	(0.23)		(0.56)

Total dividends and distributions	(0.46)	(0.39)	(0.66)	(0.32)	(0.65)	(0.46)	(0.39)	(0.66)	(0.31)		(0.63)

Net asset value, end of year	$9.25	$8.71	$6.92	$6.60	$7.22	$9.26	$8.71	$6.92	$6.60		$7.22

Total return	11.56%	31.62%	14.92%	(4.00)%	14.56%	11.68%	31.61%	14.92%	(4.24)%		14.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,337	$1,161	$906	$789	$450,116	$1,904,860	$1,953,737	$168,607	$161,281		$190,389
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.89%	0.93%	0.96%	0.69%	0.70%	0.89%	0.93%	0.96%	0.94	%(c)	0.95%
After waivers, reimbursements and fees paid indirectly (f)	0.89%	0.93%	0.96%	0.69%	0.70%	0.89%	0.93%	0.96%	0.94%		0.95%
Before waivers, reimbursements and fees paid indirectly (f)	0.89%	0.93%	0.96%	0.70%	0.71%	0.89%	0.93%	0.96%	0.95	%(c)	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.71%	0.76%	1.08%	1.10%	1.19%	0.79%	0.72%	1.08%	1.04%		0.94%
After waivers, reimbursements and fees paid indirectly (f)	0.71%	0.76%	1.09%	1.11%	1.19%	0.79%	0.72%	1.08%	1.05%		0.94%
Before waivers, reimbursements and fees paid indirectly (f)	0.71%	0.76%	1.08%	1.09%	1.18%	0.79%	0.72%	1.08%	1.04%		0.93%
Portfolio turnover rate ^	21%	46%	24%	29%	24%	21%	46%	24%	29%		24%

302	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Large Cap Core Managed Volatility Portfolio(ad)

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$8.71	$6.92	$6.60	$6.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.08	0.10	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.94	2.12	0.90	0.26

Total from investment operations	1.03	2.20	1.00	0.30

Less distributions:
Dividends from net investment income	(0.09)	(0.06)	(0.10)	(0.09)
Distributions from net realized gains	(0.40)	(0.35)	(0.58)	(0.10)

Total dividends and distributions	(0.49)	(0.41)	(0.68)	(0.19)

Net asset value, end of period	$9.25	$8.71	$6.92	$6.60

Total return (b)	11.84%	31.95%	15.21%	4.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$977,881	$456,889	$391,301	$395,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.64%	0.68%	0.71%	0.71%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.64%	0.68%	0.71%	0.70%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.64%	0.68%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.00%	1.01%	1.33%	1.73%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.00%	1.01%	1.33%	1.73%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.00%	1.01%	1.33%	1.73%
Portfolio turnover rate ^	21%	46%	24%	29%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(ad)	On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Core Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Core Managed Volatility Portfolio.

EQ Advisors Trust	Financial Highlights	303

Financial Highlights (cont’d)

AXA Large Cap Growth Managed Volatility Portfolio(ae)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$24.95	$18.46	$16.33	$17.00	$14.95	$24.40	$18.05	$15.96	$16.64	$14.59

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.05	0.10	0.11	0.10	0.05	0.05	0.10	0.06	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.71	6.48	2.14	(0.67)	2.05	2.65	6.34	2.10	(0.67)	2.05

Total from investment operations	2.77	6.53	2.24	(0.56)	2.15	2.70	6.39	2.20	(0.61)	2.11

Less distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.11)	(0.11)	(0.10)	(0.05)	(0.04)	(0.11)	(0.07)	(0.06)

Net asset value, end of year	$27.67	$24.95	$18.46	$16.33	$17.00	$27.05	$24.40	$18.05	$15.96	$16.64

Total return	11.11%	35.36%	13.70%	(3.27)%	14.40%	11.07%	35.39%	13.76%	(3.66)%	14.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$50,676	$13,266	$9,305	$8,697	$1,097,259	$4,486,130	$4,223,748	$926,855	$911,391	$699,946
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.90%	0.93%	0.67%	0.68%	0.86%	0.90%	0.93%	0.92%	0.93	%(c)
After waivers, reimbursements and fees paid indirectly (f)	0.87%	0.89%	0.93%	0.67%	0.68%	0.86%	0.89%	0.93%	0.92%	0.93	%(c)
Before waivers, reimbursements and fees paid indirectly (f)	0.87%	0.90%	0.93%	0.68%	0.69%	0.86%	0.90%	0.93%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.22%	0.24%	0.54%	0.61%	0.65%	0.20%	0.22%	0.54%	0.35%	0.43%
After waivers, reimbursements and fees paid indirectly (f)	0.22%	0.24%	0.54%	0.61%	0.65%	0.20%	0.22%	0.54%	0.35%	0.43%
Before waivers, reimbursements and fees paid indirectly (f)	0.22%	0.24%	0.54%	0.61%	0.64%	0.20%	0.22%	0.54%	0.34%	0.42%
Portfolio turnover rate ^	35%	40%	28%	39%	39%	35%	40%	28%	39%	39%

304	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Large Cap Growth Managed Volatility Portfolio(ae)

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$24.95	$18.46	$16.32	$15.80

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.11	0.14	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.72	6.48	2.16	0.57

Total from investment operations	2.84	6.59	2.30	0.63

Less distributions:
Dividends from net investment income	(0.12)	(0.10)	(0.16)	(0.11)

Net asset value, end of period	$27.67	$24.95	$18.46	$16.32

Total return (b)	11.39%	35.70%	14.06%	4.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,112,125	$1,154,919	$976,222	$1,097,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.61%	0.65%	0.68%	0.68%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.61%	0.64%	0.68%	0.68%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.61%	0.65%	0.68%	0.68%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.45%	0.49%	0.78%	1.06%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.45%	0.49%	0.78%	1.07%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.45%	0.49%	0.78%	1.06%
Portfolio turnover rate ^	35%	40%	28%	39%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(ae)	On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/Equity Gorwth PLUS Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Growth Managed Volatiltiy Portfolio.

EQ Advisors Trust	Financial Highlights	305

Financial Highlights (cont’d)

AXA Large Cap Value Managed Volatility Portfolio(af)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.29	$10.89	$9.55	$10.19	$9.15	$14.26	$10.87	$9.53	$10.17	$9.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.17	0.16	0.13	0.13	0.20	0.18	0.16	0.11	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.55	3.37	1.35	(0.63)	1.05	1.54	3.35	1.35	(0.63)	1.06

Total from investment operations	1.75	3.54	1.51	(0.50)	1.18	1.74	3.53	1.51	(0.52)	1.16

Less distributions:
Dividends from net investment income	(0.21)	(0.14)	(0.17)	(0.14)	(0.14)	(0.21)	(0.14)	(0.17)	(0.12)	(0.11)

Net asset value, end of year	$15.83	$14.29	$10.89	$9.55	$10.19	$15.79	$14.26	$10.87	$9.53	$10.17

Total return	12.25%	32.54%	15.83%	(4.84)%	12.89%	12.20%	32.50%	15.86%	(5.09)%	12.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,154,355	$1,068,537	$891,848	$872,363	$2,027,488	$3,743,107	$3,852,949	$1,340,073	$1,328,547	$1,605,171
Ratio of expenses to average net assets:
After waivers (f)	0.86%	0.89%	0.91%	0.65%	0.66%	0.86%	0.89%	0.91%	0.90%	0.91%
After waivers and fees paid indirectly (f)	0.86%	0.88%	0.91%	0.64%	0.66%	0.86%	0.88%	0.91%	0.89%	0.91%
Before waivers and fees paid indirectly (f)	0.86%	0.89%	0.91%	0.65%	0.66%	0.86%	0.89%	0.91%	0.90%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.33%	1.31%	1.52%	1.26%	1.33%	1.33%	1.35%	1.52%	1.09%	1.09%
After waivers and fees paid indirectly (f)	1.33%	1.32%	1.52%	1.27%	1.34%	1.33%	1.35%	1.52%	1.10%	1.09%
Before waivers and fees paid indirectly (f)	1.33%	1.31%	1.52%	1.26%	1.33%	1.33%	1.35%	1.52%	1.09%	1.09%
Portfolio turnover rate ^	21%	37%	25%	33%	38%	21%	37%	25%	33%	38%

306	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Large Cap Value Managed Volatility Portfolio(af)

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$14.29	$10.89	$9.55	$9.24

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.20	0.18	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.55	3.38	1.36	0.39

Total from investment operations	1.78	3.58	1.54	0.45

Less distributions:
Dividends from net investment income	(0.25)	(0.18)	(0.20)	(0.14)

Net asset value, end of period	$15.82	$14.29	$10.89	$9.55

Total return (b)	12.46%	32.87%	16.13%	4.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,087,638	$597,851	$677,124	$776,313
Ratio of expenses to average net assets:
After waivers (a)(f)	0.61%	0.64%	0.66%	0.65%
After waivers and fees paid indirectly (a)(f)	0.61%	0.63%	0.66%	0.65%
Before waivers and fees paid indirectly (a)(f)	0.61%	0.64%	0.66%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.55%	1.56%	1.76%	1.79%
After waivers and fees paid indirectly (a)(f)	1.55%	1.57%	1.76%	1.79%
Before waivers and fees paid indirectly (a)(f)	1.55%	1.56%	1.76%	1.79%
Portfolio turnover rate ^	21%	37%	25%	33%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(af)	On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Value Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA large Cap Value Managed Volatility Portfolio.

EQ Advisors Trust	Financial Highlights	307

Financial Highlights (cont’d)

AXA Mid Cap Value Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011		2010
Net asset value, beginning of year	$13.98	$10.56	$9.01	$10.03	$8.29	$13.86	$10.47	$8.93	$9.96		$8.21

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.06	0.08	0.11	0.11	0.07	0.06	0.08	0.09		0.09
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.44	3.43	1.60	(1.02)	1.75	1.44	3.40	1.59	(1.03)		1.75

Total from investment operations	1.52	3.49	1.68	(0.91)	1.86	1.51	3.46	1.67	(0.94)		1.84

Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.13)	(0.11)	(0.12)	(0.09)	(0.07)	(0.13)	(0.09)		(0.09)

Net asset value, end of year	$15.41	$13.98	$10.56	$9.01	$10.03	$15.28	$13.86	$10.47	$8.93		$9.96

Total return	10.87%	33.02%	18.61%	(9.04)%	22.45%	10.88%	33.01%	18.65%	(9.44)%		22.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$244,859	$243,066	$205,787	$199,783	$281,098	$2,086,343	$2,119,517	$1,472,191	$1,396,220		$1,752,837
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.95%	0.97%	0.99%	0.72%	0.74%	0.95%	0.97%	0.99%	0.97	%(c)	0.99%
After waivers, reimbursements and fees paid indirectly (f)	0.95%	0.97%	0.99%	0.72%	0.73%	0.95%	0.97%	0.99%	0.97	%(c)	0.98%
Before waivers, reimbursements and fees paid indirectly (f)	0.95%	0.97%	0.99%	0.73%	0.74%	0.95%	0.97%	0.99%	0.98%		0.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.51%	0.47%	0.83%	1.11%	1.24%	0.51%	0.49%	0.84%	0.88%		1.01%
After waivers, reimbursements and fees paid indirectly (f)	0.51%	0.47%	0.83%	1.11%	1.24%	0.51%	0.49%	0.84%	0.88%		1.01%
Before waivers, reimbursements and fees paid indirectly (f)	0.51%	0.47%	0.83%	1.11%	1.24%	0.51%	0.49%	0.84%	0.87%		1.01%
Portfolio turnover rate ^	26%	38%	27%	29%	35%	26%	38%	27%	29%		35%

308	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Mid Cap Value Managed Volatility Portfolio

	Class K
	Year Ended December 31,			December 1, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$13.98	$10.56	$9.01	$9.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.09	0.11	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.45	3.43	1.59	0.05

Total from investment operations	1.56	3.52	1.70	0.08

Less distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.15)	(0.11)

Net asset value, end of period	$15.41	$13.98	$10.56	$9.01

Total return (b)	11.14%	33.35%	18.91%	0.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$18,105	$15,579	$11,434	$9,859
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.70%	0.72%	0.74%	0.67%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.70%	0.72%	0.74%	0.67%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.70%	0.72%	0.74%	0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.77%	0.73%	1.10%	3.43%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.77%	0.73%	1.10%	3.44%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.77%	0.73%	1.10%	3.43%
Portfolio turnover rate ^	26%	38%	27%	29%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

EQ Advisors Trust	Financial Highlights	309

Financial Highlights (cont’d)

AXA Natural Resources Portfolio

(formerly, EQ/Natural Resources PLUS Portfolio)

	Class IB			Class K
	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013		Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.31	$10.00		$10.31	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.13		0.17	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.48)	0.30		(1.47)	0.29

Total from investment operations	(1.33)	0.43		(1.30)	0.45

Less distributions:
Dividends from net investment income	(0.13)	(0.12)		(0.16)	(0.14)
Distributions from net realized gains	(0.08)	—		(0.08)	—

Total dividends and distributions	(0.21)	(0.12)		(0.24)	(0.14)

Net asset value, end of period	$8.77	$10.31		$8.77	$10.31

Total return (b)	(12.81)%	4.34%		(12.59)%	4.58%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,662	$3,001		$16,011	$17,069
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%	1.10%		0.85%	0.85%
Before waivers and reimbursements (a)	1.90%	2.19%		1.62%	1.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.40%	1.51	%(l)	1.63%	1.77	%(l)
Before waivers and reimbursements (a)	0.60%	0.41	%(l)	0.86%	0.70	%(l)
Portfolio turnover rate (z)^	31%	28%		31%	28%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

310	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA SmartBeta Equity Portfolio

	Class IB			Class K
	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013		Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.22	$10.00		$10.22	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.02		0.19	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.58	0.26		0.58	0.26

Total from investment operations	0.74	0.28		0.77	0.28

Less distributions:
Dividends from net investment income	(0.18)	(0.02)		(0.21)	(0.02)
Distributions from net realized gains	(0.08)	—		(0.08)	—
Return of capital	—	(0.04)		—	(0.04)

Total dividends and distributions	(0.26)	(0.06)		(0.29)	(0.06)

Net asset value, end of period	$10.70	$10.22		$10.70	$10.22

Total return (b)	7.26%	2.82%		7.53%	2.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,842	$5,141		$6,744	$5,801
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.25%	1.25%		1.00%	1.00%
Before waivers and reimbursements (a)	2.24%	2.41%		1.99%	2.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.52%	1.03	%(l)	1.76%	1.28	%(l)
Before waivers and reimbursements (a)	0.52%	(0.13	)%(l)	0.76%	0.10	%(l)
Portfolio turnover rate (z)^	27%	5%		27%	5%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	311

Financial Highlights (cont’d)

AXA/AB Dynamic Moderate Growth Portfolio

(formerly, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio)

	Class IB
	Year Ended December 31,			February 18, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$11.53	$10.28	$9.62	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.02	0.07	0.14
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.51	1.63	0.68	(0.52)†

Total from investment operations	0.55	1.65	0.75	(0.38)

Less distributions:
Dividends from net investment income	(0.10)	(0.03)	(0.04)	—
Distributions from net realized gains	(0.10)	(0.37)	(0.05)	—

Total dividends and distributions	(0.20)	(0.40)	(0.09)	—

Net asset value, end of period	$11.88	$11.53	$10.28	$9.62

Total return (b)	4.76%	16.12%	7.80%	(3.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,043,744	$1,334,809	$568,377	$66,090
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15%	1.20%	1.20%	1.26%
Before waivers (a)(f)	1.15%	1.20%	1.22%	1.86%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.38%	0.15%	0.67%	1.67%
Before waivers (a)(f)	0.38%	0.15%	0.65%	1.08%
Portfolio turnover rate (z)^	25%	41%	96%	131%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(z)	Portfolio turnover rate for periods less than one year is not annualized.

312	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA/AB Short Duration Government Bond Portfolio

(formerly, EQ/AllianceBernstein Short Duration Government Bond Portfolio)

	Class IB			Class K
	Year Ended December 31, 2014	May 20, 2013* to December 31, 2013		Year Ended December 31, 2014	November 19, 2013** to December 31, 2013		May 20, 2013* to August 23, 2013‡
Net asset value, beginning of period	$9.94	$10.00		$9.94	$9.95		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.02)		(0.02)	—	#	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.01)	(0.04)		— #	(0.01)		(0.07)

Total from investment operations	(0.05)	(0.06)		(0.02)	(0.01)		(0.04)

Net asset value, end of period	$9.89	$9.94		$9.92	$9.94		$9.96

Total return (b)	(0.50)%	(0.60)%		(0.20)%	(0.10)%		(0.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$743,593	$877,376		$914,906	$122,560		$—
Ratio of expenses to average net assets:
After waivers (a)	0.82%	0.83	%(f)(dd)	0.57%	0.63	%(f)(dd)	0.65	%(f)(dd)
Before waivers (a)	0.82%	0.83	%(f)(dd)	0.57%	0.63	%(f)(dd)	1.30	%(f)(dd)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.40)%	(0.25	)%(f)(l)(dd)	(0.15)%	(0.10	)%(f)(l)(dd)	1.33	%(f)(l)(dd)
Before waivers (a)	(0.40)%	(0.25	)%(f)(l)(dd)	(0.15)%	(0.10	)%(f)(l)(dd)	0.68	%(f)(l)(dd)
Portfolio turnover rate (z)^	78%	38%		78%	38%		38%

*	Commencement of Operations.
**	Resumed operations.
‡	On August 23, 2013 operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”)
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(dd)	During the period, the Portfolio waived and then recouped the waived expenses.

EQ Advisors Trust	Financial Highlights	313

Financial Highlights (cont’d)

AXA/AB Small Cap Growth Portfolio

(formerly, EQ/AllianceBernstein Small Cap Growth Portfolio)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011		2010
Net asset value, beginning of year	$21.52	$17.06	$15.69	$16.46	$12.33	$20.46	$16.29	$15.02	$15.83		$11.88

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)†	(0.03)	0.03	(0.01)	0.02	(0.02)†	(0.02)	0.03	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments and futures	0.79	6.46	2.41	(0.08)	4.12	0.76	6.16	2.31	(0.09)		3.96

Total from investment operations	0.77	6.43	2.44	(0.09)	4.14	0.74	6.14	2.34	(0.13)		3.95

Less distributions:
Dividends from net investment income	—	— #	(0.04)	—	(0.01)	—	— #	(0.04)	—		—
Distributions from net realized gains	(2.34)	(1.97)	(1.03)	(0.68)	—	(2.34)	(1.97)	(1.03)	(0.68)		—

Total dividends and distributions	(2.34)	(1.97)	(1.07)	(0.68)	(0.01)	(2.34)	(1.97)	(1.07)	(0.68)		—

Net asset value, end of year	$19.95	$21.52	$17.06	$15.69	$16.46	$18.86	$20.46	$16.29	$15.02		$15.83

Total return	3.56%	38.16%	15.57%	(0.37)%	33.56%	3.60%	38.18%	15.59%	(0.64)%		33.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$498,752	$518,280	$408,020	$425,468	$1,006,467	$740,667	$813,964	$628,666	$592,924		$643,902
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.95%	0.97%	1.07%	0.85%	0.86%	0.95%	0.97%	1.06%	1.10	%(c)	1.11%
Before fees paid indirectly (f)	0.95%	0.97%	1.07%	0.86%	0.86%	0.95%	0.97%	1.07%	1.11%		1.11%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.10)%	(0.13)%	0.20%	(0.07)%	0.15%	(0.10)%	(0.13)%	0.21%	(0.26)%		(0.10)%
Before fees paid indirectly (f)	(0.10)%	(0.13)%	0.19%	(0.07)%	0.15%	(0.10)%	(0.13)%	0.20%	(0.27)%		(0.11)%
Portfolio turnover rate ^	37%	43%	49%	50%	52%	37%	43%	49%	50%		52%

314	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA/AB Small Cap Growth Portfolio

(formerly, EQ/AllianceBernstein Small Cap Growth Portfolio)

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$21.52	$17.06	$15.69	$14.62

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.02 †	0.09	0.02
Net realized and unrealized gain (loss) on investments and futures	0.75	6.47	2.39	1.73

Total from investment operations	0.78	6.49	2.48	1.75

Less distributions:
Dividends from net investment income	—	(0.06)	(0.08)	—
Distributions from net realized gains	(2.34)	(1.97)	(1.03)	(0.68)

Total dividends and distributions	(2.34)	(2.03)	(1.11)	(0.68)

Net asset value, end of period	$19.96	$21.52	$17.06	$15.69

Total return (b)	3.86%	38.50%	15.86%	12.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$847,562	$1,009,781	$803,535	$570,308
Ratio of expenses to average net assets:
After fees paid indirectly (a)(f)	0.70%	0.72%	0.81%	0.86%
Before fees paid indirectly (a)(f)	0.70%	0.72%	0.82%	0.87%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)(f)	0.14%	0.12%	0.50%	0.29%
Before fees paid indirectly (a)(f)	0.14%	0.12%	0.49%	0.28%
Portfolio turnover rate ^	37%	43%	49%	50%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

EQ Advisors Trust	Financial Highlights	315

Financial Highlights (cont’d)

AXA/Franklin Balanced Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.98	$8.92	$8.27	$8.57	$7.94	$9.98	$8.92	$8.27	$8.57	$7.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.23	0.27	0.31	0.31	0.24	0.23	0.27	0.28	0.28
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.38	1.06	0.66	(0.29)	0.60	0.38	1.06	0.66	(0.28)	0.61

Total from investment operations	0.62	1.29	0.93	0.02	0.91	0.62	1.29	0.93	— #	0.89

Less distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.28)	(0.32)	(0.28)	(0.24)	(0.23)	(0.28)	(0.30)	(0.26)

Net asset value, end of year	$10.36	$9.98	$8.92	$8.27	$8.57	$10.36	$9.98	$8.92	$8.27	$8.57

Total return	6.21%	14.51%	11.25%	0.31%	11.55%	6.21%	14.51%	11.25%	0.06%	11.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,905	$2,948	$2,035	$1,047	$483,418	$971,028	$855,653	$720,497	$612,978	$642,301
Ratio of expenses to average net assets:
After reimbursements	1.04%	1.07%	1.09%	0.83%	0.83%	1.04%	1.07%	1.09%	1.08%	1.08%
After reimbursements and fees paid indirectly	1.04%	1.07%	1.09%	0.83%	0.83%	1.04%	1.07%	1.09%	1.08%	1.08%
Before reimbursements and fees paid indirectly	1.04%	1.07%	1.09%	0.83%	0.84%	1.04%	1.07%	1.09%	1.08%	1.09%
Ratio of net investment income (loss) to average net assets:
After reimbursements	2.31%	2.40%	3.04%	3.46%	3.72%	2.32%	2.41%	3.04%	3.26%	3.47%
After reimbursements and fees paid indirectly	2.31%	2.40%	3.04%	3.46%	3.72%	2.32%	2.41%	3.04%	3.26%	3.47%
Before reimbursements and fees paid indirectly	2.31%	2.40%	3.04%	3.46%	3.71%	2.32%	2.41%	3.04%	3.26%	3.46%
Portfolio turnover rate ^	25%	20%	26%	43%	77%	25%	20%	26%	43%	77%

316	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA/Franklin Balanced Managed Volatility Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$9.98	$8.92	$8.27	$8.39

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	0.25	0.29	0.11
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.38	1.07	0.66	0.09

Total from investment operations	0.65	1.32	0.95	0.20

Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.30)	(0.32)

Net asset value, end of period	$10.36	$9.98	$8.92	$8.27

Total return (b)	6.48%	14.81%	11.53%	2.47%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$481,055	$493,878	$437,087	$420,502
Ratio of expenses to average net assets:
After reimbursements (a)	0.79%	0.82%	0.84%	0.83%
After reimbursements and fees paid indirectly (a)	0.79%	0.82%	0.84%	0.83%
Before reimbursements and fees paid indirectly (a)	0.79%	0.82%	0.84%	0.83%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	2.58%	2.66%	3.29%	3.61%
After reimbursements and fees paid indirectly (a)	2.58%	2.66%	3.29%	3.61%
Before reimbursements and fees paid indirectly (a)	2.58%	2.66%	3.29%	3.61%
Portfolio turnover rate ^	25%	20%	26%	43%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	317

Financial Highlights (cont’d)

AXA/Franklin Small Cap Value Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011		2010
Net asset value, beginning of year	$14.61	$10.70	$9.22	$10.21	$8.23	$14.63	$10.71	$9.23	$10.23		$8.24

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.01	0.07	0.02	0.04	— #	0.01	0.07	0.01		0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.31	3.91	1.48	(0.97)	1.98	0.31	3.92	1.48	(1.00)		1.99

Total from investment operations	0.31	3.92	1.55	(0.95)	2.02	0.31	3.93	1.55	(0.99)		2.01

Less distributions:
Dividends from net investment income	— #	(0.01)	(0.07)	(0.04)	(0.04)	— #	(0.01)	(0.07)	(0.01)		(0.02)

Net asset value, end of year	$14.92	$14.61	$10.70	$9.22	$10.21	$14.94	$14.63	$10.71	$9.23		$10.23

Total return	2.14%	36.68%	16.85%	(9.33)%	24.57%	2.13%	36.74%	16.83%	(9.64)%		24.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,153	$5,840	$3,836	$3,286	$275,810	$162,636	$187,482	$150,281	$138,682		$150,374
Ratio of expenses to average net assets:
After reimbursements (f)	1.14%	1.16%	1.19%	0.90%	0.91%	1.14%	1.16%	1.19%	1.15%		1.16%
After reimbursements and fees paid indirectly (f)	1.14%	1.16%	1.19%	0.90%	0.91%	1.14%	1.16%	1.19%	1.15%		1.16%
Before reimbursements and fees paid indirectly (f)	1.14%	1.16%	1.19%	0.92%	0.92%	1.14%	1.16%	1.19%	1.17	%(c)	1.17%
Ratio of net investment income (loss) to average net assets:
After reimbursements (f)	0.01%	0.11%	0.70%	0.18%	0.47%	0.02%	0.10%	0.68%	0.11%		0.22%
After reimbursements and fees paid indirectly (f)	0.01%	0.11%	0.70%	0.18%	0.47%	0.02%	0.10%	0.68%	0.11%		0.22%
Before reimbursements and fees paid indirectly (f)	0.01%	0.11%	0.70%	0.17%	0.46%	0.02%	0.10%	0.68%	0.10%		0.21%
Portfolio turnover rate ^	17%	12%	9%	16%	16%	17%	12%	9%	16%		16%

318	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA/Franklin Small Cap Value Managed Volatility Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$14.61	$10.70	$9.22	$8.63

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.04	0.09	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.31	3.92	1.49	0.61

Total from investment operations	0.35	3.96	1.58	0.63

Less distributions:
Dividends from net investment income	(0.04)	(0.05)	(0.10)	(0.04)

Net asset value, end of period	$14.92	$14.61	$10.70	$9.22

Total return (b)	2.39%	37.02%	17.14%	7.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$189,977	$209,129	$184,013	$198,047
Ratio of expenses to average net assets:
After reimbursements (a)(f)	0.89%	0.91%	0.94%	0.90%
After reimbursements and fees paid indirectly (a)(f)	0.89%	0.91%	0.94%	0.90%
Before reimbursements and fees paid indirectly (a)(f)	0.89%	0.91%	0.94%	0.90%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)(f)	0.28%	0.35%	0.93%	0.76%
After reimbursements and fees paid indirectly (a)(f)	0.28%	0.35%	0.93%	0.76%
Before reimbursements and fees paid indirectly (a)(f)	0.28%	0.35%	0.93%	0.76%
Portfolio turnover rate ^	17%	12%	9%	16%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).

EQ Advisors Trust	Financial Highlights	319

Financial Highlights (cont’d)

AXA/Horizon Small Cap Value Portfolio

	Class IB		Class K
	April 21, 2014* to December 31, 2014		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02		0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.06		0.05

Total from investment operations	0.08		0.09

Less distributions:
Dividends from net investment income	—	#	(0.01)
Distributions from net realized gains	(0.27)		(0.27)
Return of capital	(0.02)		(0.02)

Total dividends and distributions	(0.29)		(0.30)

Net asset value, end of period	$9.79		$9.79

Total return (b)	0.73%		0.91%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$25		$166,935
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.25%		1.00%
Before waivers and reimbursements (a)(f)	5.75%		1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.30	%(l)	0.55	%(l)
Before waivers and reimbursements (a)(f)	(4.20	)%(l)	0.52	%(l)
Portfolio turnover rate (z)^	18%		18%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

320	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA/Loomis Sayles Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.61	$6.97	$6.25	$6.11	$5.67	$7.64	$6.99	$6.27	$6.12	$5.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.04	0.06	0.05	0.05	0.01	0.04	0.06	0.03	0.03
Net realized and unrealized gain (loss) on investments	0.59	1.84	0.72	0.14	0.44	0.59	1.85	0.72	0.15	0.43

Total from investment operations	0.60	1.88	0.78	0.19	0.49	0.60	1.89	0.78	0.18	0.46

Less distributions:
Dividends from net investment income	(0.01)	(0.07)	(0.06)	(0.05)	(0.05)	(0.01)	(0.07)	(0.06)	(0.03)	(0.03)
Distributions from net realized gains	(2.53)	(1.17)	—	—	—	(2.53)	(1.17)	—	—	—

Total dividends and distributions	(2.54)	(1.24)	(0.06)	(0.05)	(0.05)	(2.54)	(1.24)	(0.06)	(0.03)	(0.03)

Net asset value, end of year	$5.67	$7.61	$6.97	$6.25	$6.11	$5.70	$7.64	$6.99	$6.27	$6.12

Total return	7.82%	27.32%	12.48%	3.09%	8.61%	7.79%	27.39%	12.44%	2.99%	8.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$23,784	$23,596	$24,281	$22,958	$22,437	$172,551	$180,469	$325,822	$318,200	$352,867
Ratio of expenses to average net assets:
After waivers	1.15%	1.15%	1.15%	0.89%	0.89%	1.15%	1.15%	1.15%	1.14%	1.14%
After waivers and fees paid indirectly	1.15%	1.12%	1.12%	0.85%	0.86%	1.15%	1.12%	1.11%	1.10%	1.11%
Before waivers and fees paid indirectly	1.16%	1.15%	1.15%	0.89%	0.89%	1.16%	1.15%	1.15%	1.14%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers	0.11%	0.47%	0.81%	0.72%	0.83%	0.11%	0.51%	0.80%	0.47%	0.53%
After waivers and fees paid indirectly	0.11%	0.51%	0.84%	0.75%	0.86%	0.11%	0.55%	0.83%	0.50%	0.56%
Before waivers and fees paid indirectly	0.10%	0.47%	0.81%	0.72%	0.83%	0.10%	0.51%	0.80%	0.47%	0.53%
Portfolio turnover rate ^	39%	51%	46%	52%	55%	39%	51%	46%	52%	55%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	321

Financial Highlights (cont’d)

AXA/Lord Abbett Micro Cap Portfolio

	Class IB		Class K
	April 21, 2014* to December 31, 2014		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)		(0.02)
Net realized and unrealized gain (loss) on investments and futures	0.80		0.79

Total from investment operations	0.76		0.77

Net asset value, end of period	$10.76		$10.77

Total return (b)	7.60%		7.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$27		$126,440
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%		1.05%
Before waivers and reimbursements (a)	6.01%		1.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.54	)%(l)	(0.28	)%(l)
Before waivers and reimbursements (a)	(5.25	)%(l)	(0.37	)%(l)
Portfolio turnover rate (z)^	85%		85%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

322	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA/Morgan Stanley Small Cap Growth Portfolio

	Class IB		Class K
	April 21, 2014* to December 31, 2014		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)		(0.03)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.43		0.43

Total from investment operations	0.38		0.40

Less distributions:
Distributions from net realized gains	(0.32)		(0.32)

Net asset value, end of period	$10.06		$10.08

Total return (b)	3.86%		4.06%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$26		$273,720
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.25%		1.00%
Before waivers and reimbursements (a)	5.83%		1.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.70	)%(l)	(0.44	)%(l)
Before waivers and reimbursements (a)	(5.28	)%(l)	(0.43	)%(l)
Portfolio turnover rate (z)^	33%		33%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	323

Financial Highlights (cont’d)

AXA/Mutual Large Cap Equity Managed Volatility Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2014	2013	2012	2011	2010		2014	2013	2012	2011		2010
Net asset value, beginning of year	$12.06	$9.40	$8.34	$8.82	$8.03		$12.05	$9.38	$8.33	$8.80		$8.01

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.10	0.10	0.10	0.15	(aa)	0.20	0.10	0.10	0.11		0.13	(aa)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.96	2.64	1.09	(0.48)	0.82		0.96	2.65	1.08	(0.50)		0.82

Total from investment operations	1.17	2.74	1.19	(0.38)	0.97		1.16	2.75	1.18	(0.39)		0.95

Less distributions:
Dividends from net investment income	(0.23)	(0.08)	(0.13)	(0.10)	(0.18)		(0.23)	(0.08)	(0.13)	(0.08)		(0.16)

Net asset value, end of year	$13.00	$12.06	$9.40	$8.34	$8.82		$12.98	$12.05	$9.38	$8.33		$8.80

Total return	9.74%	29.16%	14.02%	(4.23)%	12.14%		9.66%	29.32%	13.91%	(4.37)%		11.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,177	$3,547	$3,624	$3,169	$479,285		$234,510	$243,039	$221,751	$222,052		$264,438
Ratio of expenses to average net assets:
After waivers and reimbursements	1.12%	1.14%	1.15%	0.90%	0.89%		1.12%	1.14%	1.15%	1.15	%(c)	1.14%
After waivers, reimbursements and fees paid indirectly	1.12%	1.14%	1.15%	0.90%	0.89%		1.12%	1.14%	1.15%	1.15	%(c)	1.14%
Before waivers, reimbursements and fees paid indirectly	1.12%	1.14%	1.15%	0.91%	0.90%		1.12%	1.14%	1.15%	1.16	%(c)	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.64%	0.89%	1.05%	1.10%	1.79	%(bb)	1.62%	0.90%	1.05%	1.21%		1.58	%(cc)
After waivers, reimbursements and fees paid indirectly	1.64%	0.89%	1.05%	1.10%	1.79	%(bb)	1.62%	0.90%	1.05%	1.21%		1.58	%(cc)
Before waivers, reimbursements and fees paid indirectly	1.64%	0.89%	1.05%	1.09%	1.78	%(bb)	1.62%	0.90%	1.05%	1.20%		1.57	%(cc)
Portfolio turnover rate ^	12%	16%	16%	21%	22%		12%	16%	16%	21%		22%

324	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA/Mutual Large Cap Equity Managed Volatility Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$12.07	$9.40	$8.34	$8.09

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.12	0.12	0.07
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.96	2.66	1.09	0.27

Total from investment operations	1.20	2.78	1.21	0.34

Less distributions:
Dividends from net investment income	(0.27)	(0.11)	(0.15)	(0.09)

Net asset value, end of period	$13.00	$12.07	$9.40	$8.34

Total return (b)	9.93%	29.59%	14.31%	4.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$480,589	$504,628	$435,252	$429,993
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.87%	0.89%	0.90%	0.88%
After waivers, reimbursements and fees paid indirectly (a)	0.87%	0.89%	0.90%	0.88%
Before waivers, reimbursements and fees paid indirectly (a)	0.87%	0.89%	0.90%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.87%	1.15%	1.30%	2.29%
After waivers, reimbursements and fees paid indirectly (a)	1.87%	1.15%	1.30%	2.29%
Before waivers, reimbursements and fees paid indirectly (a)	1.87%	1.15%	1.30%	2.29%
Portfolio turnover rate ^	12%	16%	16%	21%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10 and $0.08 for Class IA and IB, respectively.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.21% for income after waivers and reimbursements, 1.21% after waivers, reimbursements and fees paid indirectly, and 1.20% before waivers, reimbursements and fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.99% for income after waivers and reimbursements, 0.99% after waivers, reimbursements and fees paid indirectly, and 0.98% before waivers, reimbursements and fees paid indirectly.

EQ Advisors Trust	Financial Highlights	325

Financial Highlights (cont’d)

AXA/Pacific Global Small Cap Value Portfolio

	Class IB		Class K
	April 21, 2014* to December 31, 2014		April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)		0.01
Net realized and unrealized gain (loss) on investments and futures	(0.79)		(0.80)

Total from investment operations	(0.80)		(0.79)

Less distributions:
Dividends from net investment income	—		(0.01)
Distributions from net realized gains	(0.23)		(0.23)

Total dividends and distributions	(0.23)		(0.24)

Net asset value, end of period	$8.97		$8.97

Total return (b)	(7.98)%		(7.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23		$159,905
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.25%		1.00%
Before waivers and reimbursements (a)	5.96%		1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.13	)%(l)	0.14	%(l)
Before waivers and reimbursements (a)	(4.84	)%(l)	0.11	%(l)
Portfolio turnover rate (z)^	18%		18%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

326	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA/Templeton Global Equity Managed Volatility Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2014	2013	2012	2011		2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.52	$9.15	$7.76	$8.64		$8.11	$11.53	$9.15	$7.76	$8.64	$8.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.08	0.10	0.12		0.11	0.17	0.08	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.04)	2.37	1.41	(0.83)		0.56	(0.05)	2.38	1.41	(0.83)	0.56

Total from investment operations	0.13	2.45	1.51	(0.71)		0.67	0.12	2.46	1.51	(0.73)	0.65

Less distributions:
Dividends from net investment income	(0.16)	(0.08)	(0.12)	(0.17)		(0.14)	(0.16)	(0.08)	(0.12)	(0.15)	(0.12)

Net asset value, end of year	$11.49	$11.52	$9.15	$7.76		$8.64	$11.49	$11.53	$9.15	$7.76	$8.64

Total return	1.16%	26.84%	19.40%	(8.11)%		8.31%	1.07%	26.95%	19.40%	(8.35)%	8.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,814	$3,628	$2,374	$1,418		$505,950	$369,694	$355,915	$233,645	$201,451	$227,308
Ratio of expenses to average net assets:
After waivers and reimbursements	1.13%	1.16%	1.17%	0.90	%(c)	0.91%	1.13%	1.16%	1.17%	1.15%	1.16%
After waivers, reimbursements and fees paid indirectly	1.13%	1.16%	1.17%	0.90	%(c)	0.91%	1.13%	1.16%	1.17%	1.15%	1.16%
Before waivers, reimbursements and fees paid indirectly	1.13%	1.16%	1.17%	0.91%		0.91%	1.13%	1.16%	1.17%	1.16%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.44%	0.77%	1.16%	1.39%		1.34%	1.44%	0.74%	1.20%	1.18%	1.08%
After waivers, reimbursements and fees paid indirectly	1.44%	0.77%	1.16%	1.39%		1.34%	1.44%	0.74%	1.20%	1.18%	1.08%
Before waivers, reimbursements and fees paid indirectly	1.44%	0.77%	1.16%	1.38%		1.33%	1.44%	0.74%	1.20%	1.17%	1.08%
Portfolio turnover rate ^	15%	13%	12%	8%		7%	15%	13%	12%	8%	7%

EQ Advisors Trust	Financial Highlights	327

Financial Highlights (cont’d)

AXA/Templeton Global Equity Managed Volatility Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$11.52	$9.14	$7.76	$7.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.11	0.12	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.05)	2.38	1.40	0.02

Total from investment operations	0.15	2.49	1.52	0.06

Less distributions:
Dividends from net investment income	(0.19)	(0.11)	(0.14)	(0.16)

Net asset value, end of period	$11.48	$11.52	$9.14	$7.76

Total return (b)	1.34%	27.30%	19.58%	0.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$514,637	$537,011	$482,429	$443,098
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.88%	0.91%	0.92%	0.90%
After waivers, reimbursements and fees paid indirectly (a)	0.88%	0.91%	0.92%	0.90%
Before waivers, reimbursements and fees paid indirectly (a)	0.88%	0.91%	0.92%	0.91	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.69%	1.03%	1.45%	1.54%
After waivers, reimbursements and fees paid indirectly (a)	1.69%	1.03%	1.46%	1.54%
Before waivers, reimbursements and fees paid indirectly (a)	1.69%	1.03%	1.45%	1.54%
Portfolio turnover rate ^	15%	13%	12%	8%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

328	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/BlackRock Basic Value Equity Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2014		2013	2012	2011	2010	2014		2013	2012	2011		2010
Net asset value, beginning of year	$19.82		$14.60	$13.05	$13.65	$12.30	$19.87		$14.64	$13.08	$13.69		$12.34

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	##	0.21	0.22	0.20	0.19	0.24	##	0.20	0.22	0.18		0.16
Net realized and unrealized gain (loss) on investments	1.69		5.30	1.56	(0.60)	1.36	1.69		5.32	1.57	(0.62)		1.35

Total from investment operations	1.93		5.51	1.78	(0.40)	1.55	1.93		5.52	1.79	(0.44)		1.51

Less distributions:
Dividends from net investment income	(0.23)		(0.29)	(0.23)	(0.20)	(0.20)	(0.23)		(0.29)	(0.23)	(0.17)		(0.16)

Net asset value, end of year	$21.52		$19.82	$14.60	$13.05	$13.65	$21.57		$19.87	$14.64	$13.08		$13.69

Total return	9.73%		37.77%	13.62%	(2.86)%	12.60%	9.71%		37.74%	13.67%	(3.17)%		12.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$148,079		$115,640	$69,955	$53,307	$503,310	$945,860		$868,200	$1,569,255	$1,482,030		$1,533,557
Ratio of expenses to average net assets:
After waivers	0.95%		0.95%	0.95%	0.69%	0.70%	0.95%		0.95%	0.95%	0.94%		0.95%
After waivers and fees paid indirectly	0.95%		0.94%	0.94%	0.67%	0.70%	0.95%		0.94%	0.94%	0.92	%(c)	0.94%
Before waivers and fees paid indirectly	0.95%		0.95%	0.95%	0.69%	0.70%	0.95%		0.95%	0.95%	0.94%		0.95%
Ratio of net investment income (loss) to average net assets:
After waivers	1.16	%(aa)	1.18%	1.56%	1.41%	1.55%	1.15	%(bb)	1.17%	1.54%	1.28%		1.30%
After waivers and fees paid indirectly	1.16	%(aa)	1.19%	1.56%	1.43%	1.56%	1.15	%(bb)	1.18%	1.55%	1.30%		1.31%
Before waivers and fees paid indirectly	1.16	%(aa)	1.18%	1.56%	1.41%	1.55%	1.15	%(bb)	1.17%	1.54%	1.28%		1.30%
Portfolio turnover rate ^	41%		50%	46%	64%	56%	41%		50%	46%	64%		56%

EQ Advisors Trust	Financial Highlights	329

Financial Highlights (cont’d)

EQ/BlackRock Basic Value Equity Portfolio

	Class K
	Year Ended December 31,				August 26, 2011* to December 31, 2011
	2014		2013	2012
Net asset value, beginning of period	$19.82		$14.60	$13.05	$12.24

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29	##	0.25	0.26	0.08
Net realized and unrealized gain (loss) on investments	1.68		5.31	1.56	0.93

Total from investment operations	1.97		5.56	1.82	1.01

Less distributions:
Dividends from net investment income	(0.28)		(0.34)	(0.27)	(0.20)

Net asset value, end of period	$21.51		$19.82	$14.60	$13.05

Total return (b)	9.95%		38.11%	13.91%	8.33%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$834,189		$745,081	$587,464	$549,328
Ratio of expenses to average net assets:
After waivers (a)	0.70%		0.70%	0.70%	0.69%
After waivers and fees paid indirectly (a)	0.70%		0.69%	0.69%	0.69%
Before waivers and fees paid indirectly (a)	0.70%		0.70%	0.70%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.41	%(cc)	1.43%	1.79%	1.87%
After waivers and fees paid indirectly (a)	1.41	%(cc)	1.45%	1.80%	1.87%
Before waivers and fees paid indirectly (a)	1.41	%(cc)	1.43%	1.79%	1.87%
Portfolio turnover rate ^	41%		50%	46%	64%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.21, $0.21, and $0.26 for Class IA, Class IB, and Class K, respectively.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.01% for income after waivers and reimbursements, 1.01% for income after waivers, reimbursements and fees paid indirectly, and 1.00% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 1.00% for income after waivers and reimbursements, 1.00% for income after waivers, reimbursements and fees paid indirectly, and 1.00% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.26% for income after waivers and reimbursements, 1.26% for income after waivers, reimbursements and fees paid indirectly, and 1.26% for income before waivers, reimbursements.

330	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Boston Advisors Equity Income Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$6.77	$5.86	$5.13	$5.25	$4.64	$6.80	$5.88	$5.14	$5.27	$4.66

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.11	0.11	0.13	0.12	0.11	0.10	0.11	0.11	0.11
Net realized and unrealized gain (loss) on investments	0.48	1.72	0.80	(0.14)	0.62	0.47	1.74	0.81	(0.14)	0.62

Total from investment operations	0.59	1.83	0.91	(0.01)	0.74	0.58	1.84	0.92	(0.03)	0.73

Less distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.11)	(0.11)	(0.13)	(0.11)	(0.13)	(0.11)	(0.10)	(0.12)
Distributions from net realized gains	(0.66)	(0.79)	(0.07)	—	—	(0.66)	(0.79)	(0.07)	—	—

Total dividends and distributions	(0.77)	(0.92)	(0.18)	(0.11)	(0.13)	(0.77)	(0.92)	(0.18)	(0.10)	(0.12)

Net asset value, end of year	$6.59	$6.77	$5.86	$5.13	$5.25	$6.61	$6.80	$5.88	$5.14	$5.27

Total return	8.79%	31.63%	17.74%	(0.07)%	16.00%	8.59%	31.72%	17.90%	(0.51)%	15.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,537	$40,639	$28,261	$20,706	$413,037	$167,418	$160,887	$404,727	$309,284	$317,193
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	0.80%	0.80%	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.05%	1.05%	1.05%	0.80%	0.80%	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers and fees paid indirectly	1.13%	1.13%	1.13%	0.88%	0.88%	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers	1.59%	1.59%	2.00%	2.39%	2.42%	1.59%	1.56%	2.01%	2.09%	2.18%
After waivers and fees paid indirectly	1.59%	1.59%	2.00%	2.39%	2.42%	1.59%	1.56%	2.01%	2.09%	2.18%
Before waivers and fees paid indirectly	1.52%	1.51%	1.92%	2.31%	2.34%	1.51%	1.49%	1.93%	2.02%	2.10%
Portfolio turnover rate ^	50%	58%	56%	68%	64%	50%	58%	56%	68%	64%

EQ Advisors Trust	Financial Highlights	331

Financial Highlights (cont’d)

EQ/Boston Advisors Equity Income Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$6.77	$5.86	$5.13	$4.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.12	0.13	0.04
Net realized and unrealized gain (loss) on investments	0.48	1.73	0.80	0.39

Total from investment operations	0.61	1.85	0.93	0.43

Less distributions:
Dividends from net investment income	(0.13)	(0.15)	(0.13)	(0.11)
Distributions from net realized gains	(0.66)	(0.79)	(0.07)	—

Total dividends and distributions	(0.79)	(0.94)	(0.20)	(0.11)

Net asset value, end of period	$6.59	$6.77	$5.86	$5.13

Total return (b)	9.06%	31.96%	18.04%	9.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$668,050	$648,008	$527,279	$479,728
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%	0.80%	0.80%
After waivers and fees paid indirectly (a)	0.80%	0.80%	0.80%	0.80%
Before waivers and fees paid indirectly (a)	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.84%	1.84%	2.24%	2.23%
After waivers and fees paid indirectly (a)	1.84%	1.84%	2.24%	2.23%
Before waivers and fees paid indirectly (a)	1.76%	1.76%	2.16%	2.16%
Portfolio turnover rate ^	50%	58%	56%	68%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

332	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Calvert Socially Responsible Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.23	$8.42	$7.28	$7.29	$6.47	$11.08	$8.31	$7.18	$7.19	$6.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.08	0.08	0.04	0.01	0.10	0.08	0.08	0.03	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.42	2.81	1.14	— #	0.81	1.40	2.77	1.13	(0.01)	0.79

Total from investment operations	1.52	2.89	1.22	0.04	0.82	1.50	2.85	1.21	0.02	0.79

Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.08)	(0.05)	— #	(0.09)	(0.08)	(0.08)	(0.03)	— #
Distributions from net realized gains	(0.10)	—	—	—	—	(0.10)	—	—	—	—

Total dividends and distributions	(0.19)	(0.08)	(0.08)	(0.05)	— #	(0.19)	(0.08)	(0.08)	(0.03)	— #

Net asset value, end of year	$12.56	$11.23	$8.42	$7.28	$7.29	$12.39	$11.08	$8.31	$7.18	$7.19

Total return	13.57%	34.31%	16.80%	0.51%	12.73%	13.58%	34.27%	16.87%	0.25%	12.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,052	$3,713	$3,041	$2,869	$3,185	$128,884	$115,118	$81,295	$71,835	$75,140
Ratio of expenses to average net assets	0.95%	0.96%	1.01%	0.82%	0.85%	0.95%	0.96%	1.01%	1.07%	1.10%
Ratio of net investment income (loss) to average net assets	0.83%	0.82%	0.98%	0.59%	0.17%	0.83%	0.82%	0.99%	0.35%	(0.07)%
Portfolio turnover rate ^	13%	16%	11%	134%	56%	13%	16%	11%	134%	56%

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	333

Financial Highlights (cont’d)

EQ/Capital Guardian Research Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2014		2013	2012	2011	2010	2014		2013	2012	2011	2010
Net asset value, beginning of year	$18.96		$14.58	$12.53	$12.14	$10.56	$18.98		$14.60	$12.55	$12.16	$10.57

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	##	0.09	0.13	0.12	0.11	0.12	##	0.09	0.12	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.87		4.54	2.05	0.39	1.58	1.87		4.54	2.06	0.39	1.59

Total from investment operations	1.99		4.63	2.18	0.51	1.69	1.99		4.63	2.18	0.48	1.67

Less distributions:
Dividends from net investment income	(0.14)		(0.25)	(0.13)	(0.12)	(0.11)	(0.14)		(0.25)	(0.13)	(0.09)	(0.08)

Net asset value, end of year	$20.81		$18.96	$14.58	$12.53	$12.14	$20.83		$18.98	$14.60	$12.55	$12.16

Total return	10.51%		31.82%	17.41%	4.27%	16.07%	10.50%		31.78%	17.38%	4.00%	15.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,961		$38,398	$26,189	$22,619	$23,883	$320,005		$321,605	$1,173,029	$1,111,015	$1,208,277
Ratio of expenses to average net assets:
After waivers	0.97%		0.97%	0.97%	0.72%	0.72%	0.97%		0.97%	0.97%	0.97%	0.97%
After waivers and fees paid indirectly	0.97%		0.97%	0.97%	0.72%	0.72%	0.97%		0.97%	0.97%	0.97%	0.97%
Before waivers and fees paid indirectly	1.04%		1.03%	1.02%	0.77%	0.77%	1.04%		1.03%	1.02%	1.02%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers	0.64	%(aa)	0.54%	0.91%	0.95%	1.01%	0.64	%(bb)	0.56%	0.90%	0.70%	0.76%
After waivers and fees paid indirectly	0.64	%(aa)	0.54%	0.91%	0.96%	1.01%	0.64	%(bb)	0.56%	0.90%	0.70%	0.76%
Before waivers and fees paid indirectly	0.57	%(aa)	0.47%	0.86%	0.91%	0.96%	0.57	%(bb)	0.50%	0.85%	0.66%	0.71%
Portfolio turnover rate ^	27%		31%	30%	27%	25%	27%		31%	30%	27%	25%

334	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Capital Guardian Research Portfolio

	Class K
	Year Ended December 31, 2014		October 31, 2013* to December 31, 2013
Net asset value, beginning of period	$18.92		$18.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	##	0.02
Net realized and unrealized gain (loss) on investments	1.86		0.78

Total from investment operations	2.04		0.80

Less distributions:
Dividends from net investment income	(0.20)		(0.30)

Net asset value, end of period	$20.76		$18.92

Total return (b)	10.76%		4.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,272		$1,470
Ratio of expenses to average net assets:
After waivers (a)	0.72%		0.72%
After waivers and fees paid indirectly (a)	0.72%		0.72%
Before waivers and fees paid indirectly (a)	0.79%		0.78%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.92	%(cc)	0.76%
After waivers and fees paid indirectly (a)	0.92	%(cc)	0.76%
Before waivers and fees paid indirectly (a)	0.85	%(cc)	0.69%
Portfolio turnover rate ^	27%		31%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10, $0.10 and $0.16 for Class IA, Class IB, and Class K, respectively.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.53% for income after waivers and reimbursements, 0.53% for income after waivers, reimbursements and fees paid indirectly, and 0.46% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.53% for income after waivers and reimbursements, 0.53% for income after waivers, reimbursements and fees paid indirectly, and 0.46% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.81% for income after waivers and reimbursements, 0.81% for income after waivers, reimbursements and fees paid indirectly, and 0.74% for income before waivers, reimbursements.

EQ Advisors Trust	Financial Highlights	335

Financial Highlights (cont’d)

EQ/Common Stock Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$23.73	$18.13	$15.94	$16.07	$14.04	$23.61	$18.04	$15.85	$15.99	$13.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.27	0.27	0.25	0.22	0.31	0.27	0.27	0.20	0.18
Net realized and unrealized gain (loss) on investments and futures	2.55	5.61	2.21	(0.13)	2.04	2.53	5.58	2.21	(0.13)	2.04

Total from investment operations	2.86	5.88	2.48	0.12	2.26	2.84	5.85	2.48	0.07	2.22

Less distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.29)	(0.25)	(0.23)	(0.32)	(0.28)	(0.29)	(0.21)	(0.19)

Net asset value, end of year	$26.27	$23.73	$18.13	$15.94	$16.07	$26.13	$23.61	$18.04	$15.85	$15.99

Total return	12.05%	32.49%	15.54%	0.82%	16.14%	12.03%	32.48%	15.62%	0.50%	15.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,292,750	$4,204,128	$3,532,647	$3,421,651	$3,823,474	$1,472,926	$1,462,407	$1,194,810	$1,152,609	$1,297,833
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.47%	0.47%	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets	1.25%	1.30%	1.54%	1.50%	1.53%	1.25%	1.30%	1.54%	1.25%	1.28%
Portfolio turnover rate ^	4%	4%	3%	5%	10%	4%	4%	3%	5%	10%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.

336	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Convertible Securities Portfolio

	Class IB			Class K
	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013		Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.18	$10.00		$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.05		0.21	0.06
Net realized and unrealized gain (loss) on investments	0.71	0.21		0.71	0.20

Total from investment operations	0.89	0.26		0.92	0.26

Less distributions:
Dividends from net investment income	(0.16)	(0.06)		(0.21)	(0.06)
Distributions from net realized gains	(0.22)	(0.02)		(0.22)	(0.02)

Total dividends and distributions	(0.38)	(0.08)		(0.43)	(0.08)

Net asset value, end of period	$10.69	$10.18		$10.67	$10.18

Total return (b)	8.71%	2.65%		8.97%	2.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,080	$5,161		$12,760	$8,425
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.30%	1.30%		1.05%	1.05%
Before waivers and reimbursements (a)(f)	1.97%	2.26%		1.73%	2.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.66%	2.87	%(l)	1.93%	3.14	%(l)
Before waivers and reimbursements (a)(f)	0.98%	1.90	%(l)	1.25%	2.12	%(l)
Portfolio turnover rate (z)^	28%	4%		28%	4%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	337

Financial Highlights (cont’d)

EQ/Core Bond Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.87	$10.15	$9.98	$9.71	$9.39	$9.88	$10.17	$10.00	$9.72	$9.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.13	0.15	0.21	0.28	0.14	0.13	0.15	0.17	0.26
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.09	(0.29)	0.17	0.28	0.28	0.10	(0.30)	0.17	0.30	0.28

Total from investment operations	0.23	(0.16)	0.32	0.49	0.56	0.24	(0.17)	0.32	0.47	0.54

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.15)	(0.22)	(0.24)	(0.13)	(0.12)	(0.15)	(0.19)	(0.22)

Net asset value, end of year	$9.97	$9.87	$10.15	$9.98	$9.71	$9.99	$9.88	$10.17	$10.00	$9.72

Total return	2.36%	(1.59)%	3.20%	5.01%	6.03%	2.46%	(1.69)%	3.20%	4.85%	5.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$88,462	$94,808	$116,262	$127,549	$5,775,848	$2,251,635	$2,402,741	$1,485,443	$1,355,385	$1,308,869
Ratio of expenses to average net assets (f)	0.71%	0.72%	0.72%	0.47%	0.47%	0.71%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.35%	1.31%	1.48%	2.11%	2.85%	1.35%	1.30%	1.47%	1.73%	2.64%
Portfolio turnover rate ^	24%	33%	32%	79%	83%	24%	33%	32%	79%	83%

338	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Core Bond Index Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$9.87	$10.15	$9.98	$10.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.16	0.18	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.10	(0.30)	0.17	0.02

Total from investment operations	0.26	(0.14)	0.35	0.08

Less distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.18)	(0.22)

Net asset value, end of period	$9.97	$9.87	$10.15	$9.98

Total return (b)	2.62%	(1.34)%	3.46%	0.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,223,006	$5,438,085	$4,958,865	$5,256,236
Ratio of expenses to average net assets (a)(f)	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (a)(f)	1.60%	1.56%	1.72%	1.74%
Portfolio turnover rate ^	24%	33%	32%	79%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

EQ Advisors Trust	Financial Highlights	339

Financial Highlights (cont’d)

EQ/Emerging Markets Equity PLUS Portfolio

	Class IB			Class K
	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013		Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$9.43	$10.00		$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.04		0.10	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.36)	(0.55)		(0.38)	(0.56)

Total from investment operations	(0.30)	(0.51)		(0.28)	(0.50)

Less distributions:
Dividends from net investment income	(0.05)	(0.05)		(0.07)	(0.06)
Distributions from net realized gains	(0.03)	—		(0.03)	—
Return of capital	—	(0.01)		—	(0.01)

Total dividends and distributions	(0.08)	(0.06)		(0.10)	(0.07)

Net asset value, end of period	$9.05	$9.43		$9.05	$9.43

Total return (b)	(3.20)%	(5.19)%		(2.95)%	(4.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,062	$7,654		$35,592	$14,944
Ratio of expenses to average net assets:
After waivers (a)(f)	1.25%	1.25%		1.00%	1.00%
Before waivers (a)(f)	1.52%	2.11%		1.25%	1.86%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.60%	0.48	%(l)	0.99%	0.74	%(l)
Before waivers (a)(f)	0.33%	(0.38	)%(l)	0.74%	(0.12	)%(l)
Portfolio turnover rate (z)^	4%	9%		4%	9%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

340	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Equity 500 Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$32.21	$24.83	$21.92	$21.94	$19.44	$32.05	$24.71	$21.81	$21.83	$19.34

Income (loss) from investment operations:
Net investment income (loss) (e)	0.49	0.43	0.41	0.38	0.34	0.49	0.43	0.41	0.33	0.29
Net realized and unrealized gain (loss) on investments and futures	3.68	7.38	2.93	(0.01)†	2.51	3.67	7.34	2.92	(0.01)†	2.49

Total from investment operations	4.17	7.81	3.34	0.37	2.85	4.16	7.77	3.33	0.32	2.78

Less distributions:
Dividends from net investment income	(0.48)	(0.43)	(0.42)	(0.39)	(0.35)	(0.48)	(0.43)	(0.42)	(0.34)	(0.29)
Distributions from net realized gains	(0.44)	—	(0.01)	—	—	(0.44)	—	(0.01)	—	—

Total dividends and distributions	(0.92)	(0.43)	(0.43)	(0.39)	(0.35)	(0.92)	(0.43)	(0.43)	(0.34)	(0.29)

Net asset value, end of year	$35.46	$32.21	$24.83	$21.92	$21.94	$35.29	$32.05	$24.71	$21.81	$21.83

Total return	12.96%	31.51%	15.24%	1.76%	14.66%	12.98%	31.49%	15.26%	1.50%	14.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,628,300	$1,499,464	$1,200,443	$1,096,867	$1,354,694	$2,533,152	$2,276,774	$1,705,859	$1,527,357	$1,634,200
Ratio of expenses to average net assets	0.62%	0.62%	0.63%	0.37%	0.37%	0.62%	0.62%	0.63%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	1.44%	1.50%	1.70%	1.71%	1.70%	1.44%	1.50%	1.70%	1.47%	1.45%
Portfolio turnover rate ^	4%	5%	5%	3%	5%	4%	5%	5%	3%	5%

EQ Advisors Trust	Financial Highlights	341

Financial Highlights (cont’d)

EQ/Equity 500 Index Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$32.20	$24.83	$21.92	$20.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.58	0.50	0.47	0.15
Net realized and unrealized gain (loss) on investments and futures	3.69	7.39	2.94	1.72

Total from investment operations	4.27	7.89	3.41	1.87

Less distributions:
Dividends from net investment income	(0.57)	(0.52)	(0.49)	(0.39)
Distributions from net realized gains	(0.44)	—	(0.01)	—

Total dividends and distributions	(1.01)	(0.52)	(0.50)	(0.39)

Net asset value, end of period	$35.46	$32.20	$24.83	$21.92

Total return (b)	13.28%	31.80%	15.54%	9.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$262,913	$212,945	$182,765	$155,594
Ratio of expenses to average net assets (a)	0.37%	0.37%	0.38%	0.37%
Ratio of net investment income (loss) to average net assets (a)	1.70%	1.75%	1.95%	1.99%
Portfolio turnover rate ^	4%	5%	5%	3%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

342	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/GAMCO Mergers and Acquisitions Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2014	2013		2012	2011		2010	2014	2013		2012	2011	2010
Net asset value, beginning of year	$13.25	$12.56		$12.20	$12.51		$11.68	$13.19	$12.51		$12.15	$12.46	$11.66

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	—	# ##	(0.01)	0.08		(0.05)	(0.03)	0.01	##	(0.01)	0.03	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.27	1.36		0.65	0.12		1.20	0.27	1.34		0.65	0.14	1.20

Total from investment operations	0.24	1.36		0.64	0.20		1.15	0.24	1.35		0.64	0.17	1.12

Less distributions:
Dividends from net investment income	—	(0.01)		—	(0.05)		—	—	(0.01)		—	(0.02)	—
Distributions from net realized gains	(0.54)	(0.66)		(0.28)	(0.46)		(0.32)	(0.54)	(0.66)		(0.28)	(0.46)	(0.32)

Total dividends and distributions	(0.54)	(0.67)		(0.28)	(0.51)		(0.32)	(0.54)	(0.67)		(0.28)	(0.48)	(0.32)

Net asset value, end of year	$12.95	$13.25		$12.56	$12.20		$12.51	$12.89	$13.19		$12.51	$12.15	$12.46

Total return	1.87%	10.93%		5.27%	1.67%		9.83%	1.88%	10.89%		5.29%	1.41%	9.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,973	$10,742		$7,134	$6,088		$13,619	$245,516	$261,266		$238,695	$246,611	$221,495
Ratio of expenses to average net assets:
After fees paid indirectly	1.31%	1.30%		1.31%	1.05%		1.02%	1.31%	1.30%		1.31%	1.30%	1.28%
Before fees paid indirectly	1.31%	1.32%		1.32%	1.06	%(c)	1.05%	1.31%	1.32%		1.32%	1.31%	1.30%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.20)%	0.03	%(aa)	(0.04)%	0.63%		(0.43)%	(0.22)%	0.06	%(bb)	(0.06)%	0.21%	(0.69)%
Before fees paid indirectly	(0.20)%	0.02	%(aa)	(0.05)%	0.62%		(0.45)%	(0.22)%	0.05	%(bb)	(0.07)%	0.20%	(0.71)%
Portfolio turnover rate ^	224%	272%		285%	268%		326%	224%	272%		285%	268%	326%

EQ Advisors Trust	Financial Highlights	343

Financial Highlights (cont’d)

EQ/GAMCO Mergers and Acquisitions Portfolio

	Class K
	Year Ended December 31,				August 26, 2011* to December 31, 2011
	2014	2013		2012
Net asset value, beginning of period	$13.29	$12.59		$12.20	$12.48

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.04	##	0.02	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.26	1.37		0.65	0.20

Total from investment operations	0.27	1.41		0.67	0.19

Less distributions:
Dividends from net investment income	—	(0.05)		—	(0.05)
Distributions from net realized gains	(0.54)	(0.66)		(0.28)	(0.42)

Total dividends and distributions	(0.54)	(0.71)		(0.28)	(0.47)

Net asset value, end of period	$13.02	$13.29		$12.59	$12.20

Total return (b)	2.09%	11.26%		5.52%	1.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,627	$17,365		$11,353	$10,977
Ratio of expenses to average net assets:
After fees paid indirectly (a)	1.06%	1.05%		1.06%	1.05%
Before fees paid indirectly (a)	1.06%	1.07%		1.07%	1.06%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.04%	0.27	%(cc)	0.19%	(0.28)%
Before fees paid indirectly (a)	0.04%	0.26	%(cc)	0.18%	(0.29)%
Portfolio turnover rate ^	224%	272%		285%	268%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.07), $(0.06) and $(0.03) for Class IA ,Class IB and K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be (0.51)% for income after fees paid indirectly and (0.52)% before fees paid indirectly.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IB would be (0.48)% for income after fees paid indirectly and (0.49)% before fees paid indirectly.
(cc)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class K would be (0.27)% for income after fees paid indirectly and (0.28)% before fees paid indirectly.

344	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/GAMCO Small Company Value Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2014		2013		2012	2011	2010	2014		2013		2012	2011	2010
Net asset value, beginning of year	$55.93		$42.21		$37.21	$39.03	$29.52	$56.02		$42.28		$37.27	$39.09	$29.56

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	###	0.07	##	0.53	0.10	0.17	0.10	###	0.07	##	0.55	0.03	0.08
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.58		16.24		6.10	(1.38)	9.55	1.58		16.26		6.09	(1.40)	9.57

Total from investment operations	1.68		16.31		6.63	(1.28)	9.72	1.68		16.33		6.64	(1.37)	9.65

Less distributions:
Dividends from net investment income	(0.11)		(0.08)		(0.52)	(0.12)	(0.21)	(0.11)		(0.08)		(0.52)	(0.03)	(0.12)
Distributions from net realized gains	(1.92)		(2.51)		(1.11)	(0.42)	—	(1.92)		(2.51)		(1.11)	(0.42)	—

Total dividends and distributions	(2.03)		(2.59)		(1.63)	(0.54)	(0.21)	(2.03)		(2.59)		(1.63)	(0.45)	(0.12)

Net asset value, end of year	$55.58		$55.93		$42.21	$37.21	$39.03	$55.67		$56.02		$42.28	$37.27	$39.09

Total return	3.06%		39.13%		17.86%	(3.25)%	32.94%	3.06%		39.11%		17.86%	(3.48)%	32.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$176,538		$137,943		$69,839	$76,287	$443,177	$2,224,375		$2,324,533		$1,709,969	$1,511,972	$1,615,608
Ratio of expenses to average net assets:
After fees paid indirectly	1.08%		1.08%		1.10%	0.84%	0.85%	1.08%		1.08%		1.10%	1.09%	1.10%
Before fees paid indirectly	1.08%		1.08%		1.10%	0.85%	0.86%	1.08%		1.08%		1.10%	1.10%	1.11%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.18	%(aaa)	0.13	%(aa)	1.30%**	0.26%	0.51%	0.17	%(bbb)	0.14	%(bb)	1.37%**	0.09%	0.25%
Before fees paid indirectly	0.18	%(aaa)	0.13	%(aa)	1.30%**	0.25%	0.51%	0.17	%(bbb)	0.13	%(bb)	1.37%**	0.09%	0.24%
Portfolio turnover rate ^	4%		9%		9%	16%	17%	4%		9%		9%	16%	17%

EQ Advisors Trust	Financial Highlights	345

Financial Highlights (cont’d)

EQ/GAMCO Small Company Value Portfolio

	Class K
	Year Ended December 31,					August 26, 2011* to December 31, 2011
	2014		2013		2012
Net asset value, beginning of period	$55.93		$42.21		$37.21	$34.50

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	###	0.19	##	0.68	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.59		16.26		6.06	3.17

Total from investment operations	1.82		16.45		6.74	3.25

Less distributions:
Dividends from net investment income	(0.25)		(0.22)		(0.63)	(0.12)
Distributions from net realized gains	(1.92)		(2.51)		(1.11)	(0.42)

Total dividends and distributions	(2.17)		(2.73)		(1.74)	(0.54)

Net asset value, end of period	$55.58		$55.93		$42.21	$37.21

Total return (b)	3.32%		39.47%		18.15%	9.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$586,177		$676,144		$523,579	$396,552
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.83%		0.83%		0.85%	0.85%
Before fees paid indirectly (a)	0.83%		0.83%		0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.42	%(ccc)	0.39	%(cc)	1.69%**	0.61%
Before fees paid indirectly (a)	0.42	%(ccc)	0.38	%(cc)	1.69%**	0.61%
Portfolio turnover rate ^	4%		9%		9%	16%

*	Commencement of Operations.
**	During 2012, the Portfolio, received special dividends from a number of securities, three of which accounted for a 0.62% impact on the net investment income ratio.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.04, $0.04 and $0.16 for Class IA, Class IB and K, respectively.
###	Includes income resulting from a special dividend. Without this dividend the per share income amounts would be $0.07, $0.07 and $0.21 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.08% for income after fees paid indirectly and 0.08% before fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.09% for income after fees paid indirectly and 0.08% before fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.34% for income after fees paid indirectly and 0.33% before fees paid indirectly.
(aaa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.13% for income after fees paid indirectly and 0.13% before fees paid indirectly.
(bbb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.12% for income after fees paid indirectly and 0.12% before fees paid indirectly.
(ccc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.37% for income after fees paid indirectly and 0.37% before fees paid indirectly.

346	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Global Bond PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.33	$9.88	$10.04	$9.97	$9.66	$9.31	$9.85	$10.01	$9.95	$9.63

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.18	0.19	0.21	0.28	0.17	0.18	0.18	0.21	0.25
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	(0.10)	(0.43)	0.18	0.27	0.34	(0.10)	(0.42)	0.19	0.23	0.35

Total from investment operations	0.07	(0.25)	0.37	0.48	0.62	0.07	(0.24)	0.37	0.44	0.60

Less distributions:
Dividends from net investment income	(0.06)	— #	(0.15)	(0.37)	(0.31)	(0.06)	— #	(0.15)	(0.34)	(0.28)
Distributions from net realized gains	(0.12)	(0.30)	(0.38)	(0.04)	—	(0.12)	(0.30)	(0.38)	(0.04)	—

Total dividends and distributions	(0.18)	(0.30)	(0.53)	(0.41)	(0.31)	(0.18)	(0.30)	(0.53)	(0.38)	(0.28)

Net asset value, end of year	$9.22	$9.33	$9.88	$10.04	$9.97	$9.20	$9.31	$9.85	$10.01	$9.95

Total return	0.83%	(2.54)%	3.76%	4.78%	6.44%	0.83%	(2.45)%	3.72%	4.41%	6.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$19,249	$18,909	$21,325	$20,439	$807,035	$87,532	$93,327	$610,175	$621,818	$573,902
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	0.97%	0.74%	0.74%	1.00%	1.00%	1.01%	0.99%	0.99%
Before waivers	1.00%	1.02%	0.97%	0.74%	0.74%	1.00%	1.02%	1.01%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers	1.84%	1.86%	1.84%	2.05%	2.79%	1.84%	1.84%	1.80%	2.09%	2.55%
Before waivers	1.84%	1.84%	1.84%	2.05%	2.79%	1.84%	1.83%	1.80%	2.09%	2.55%
Portfolio turnover rate ^	71%	44%	36%	86%	148%	71%	44%	36%	86%	148%

EQ Advisors Trust	Financial Highlights	347

Financial Highlights (cont’d)

EQ/Global Bond PLUS Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$9.35	$9.88	$10.04	$10.53

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.20	0.21	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.10)	(0.43)	0.18	(0.19)

Total from investment operations	0.10	(0.23)	0.39	(0.09)

Less distributions:
Dividends from net investment income	(0.09)	— #	(0.17)	(0.36)
Distributions from net realized gains	(0.12)	(0.30)	(0.38)	(0.04)

Total dividends and distributions	(0.21)	(0.30)	(0.55)	(0.40)

Net asset value, end of period	$9.24	$9.35	$9.88	$10.04

Total return (b)	1.08%	(2.34)%	3.97%	(0.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$238,899	$161,205	$138,577	$389,927
Ratio of expenses to average net assets:
After waivers (a)	0.75%	0.75%	0.76%	0.74%
Before waivers (a)	0.75%	0.77%	0.76%	0.74%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.10%	2.11%	2.05%	2.94%
Before waivers (a)	2.10%	2.09%	2.05%	2.94%
Portfolio turnover rate ^	71%	44%	36%	86%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

348	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/High Yield Bond Portfolio

	Class IB			Class K
	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013		Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.10	$10.00		$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.55	0.52		0.58	0.55
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.37)	0.11		(0.37)	0.11

Total from investment operations	0.18	0.63		0.21	0.66

Less distributions:
Dividends from net investment income	(0.41)	(0.51)		(0.44)	(0.54)
Distributions from net realized gains	— #	(0.02)		— #	(0.02)

Total dividends and distributions	(0.41)	(0.53)		(0.44)	(0.56)

Net asset value, end of period	$9.87	$10.10		$9.87	$10.10

Total return (b)	1.86%	6.38%		2.13%	6.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,545	$27,055		$150,201	$34,974
Ratio of expenses to average net assets:
After waivers (a)(f)	1.18%	1.20%		0.92%	0.95%
Before waivers (a)(f)	1.18%	1.32%		0.92%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	5.30%	5.69	%(l)	5.55%	5.95	%(l)
Before waivers (a)(f)	5.30%	5.57	%(l)	5.55%	5.83	%(l)
Portfolio turnover rate (z)^	75%	84%		75%	84%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	349

Financial Highlights (cont’d)

EQ/Intermediate Government Bond Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.20	$10.40	$10.36	$9.88	$9.59	$10.14	$10.34	$10.30	$9.82	$9.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.02	0.02	0.13	0.15	0.04	0.02	0.02	0.10	0.12
Net realized and unrealized gain (loss) on investments	0.12	(0.20)	0.09	0.42	0.29	0.12	(0.20)	0.09	0.42	0.28

Total from investment operations	0.16	(0.18)	0.11	0.55	0.44	0.16	(0.18)	0.11	0.52	0.40

Less distributions:
Dividends from net investment income	(0.04)	(0.02)	(0.03)	(0.07)	(0.15)	(0.04)	(0.02)	(0.03)	(0.04)	(0.12)
Distributions from net realized gains	(0.01)	—	(0.04)	—	—	(0.01)	—	(0.04)	—	—

Total dividends and distributions	(0.05)	(0.02)	(0.07)	(0.07)	(0.15)	(0.05)	(0.02)	(0.07)	(0.04)	(0.12)

Net asset value, end of year	$10.31	$10.20	$10.40	$10.36	$9.88	$10.25	$10.14	$10.34	$10.30	$9.82

Total return	1.58%	(1.70)%	1.02%	5.54%	4.55%	1.59%	(1.72)%	1.02%	5.30%	4.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$157,069	$170,350	$193,913	$213,969	$1,374,541	$426,394	$459,699	$536,906	$550,995	$504,502
Ratio of expenses to average net assets (f)	0.71%	0.72%	0.72%	0.47%	0.48%	0.71%	0.72%	0.72%	0.72%	0.73%
Ratio of net investment income (loss) to average net assets (f)	0.42%	0.23%	0.22%	1.32%	1.50%	0.42%	0.23%	0.22%	1.01%	1.24%
Portfolio turnover rate ^	31%	40%	68%	33%	50%	31%	40%	68%	33%	50%

350	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Intermediate Government Bond Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$10.20	$10.40	$10.36	$10.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.12	(0.20)	0.08	0.05

Total from investment operations	0.19	(0.15)	0.13	0.09

Less distributions:
Dividends from net investment income	(0.07)	(0.05)	(0.05)	(0.06)
Distributions from net realized gains	(0.01)	—	(0.04)	—

Total dividends and distributions	(0.08)	(0.05)	(0.09)	(0.06)

Net asset value, end of period	$10.31	$10.20	$10.40	$10.36

Total return (b)	1.84%	(1.46)%	1.27%	0.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,428,374	$7,086,384	$6,565,102	$3,705,100
Ratio of expenses to average net assets (a)(f)	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (a)(f)	0.67%	0.48%	0.47%	1.07%
Portfolio turnover rate ^	31%	40%	68%	33%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

EQ Advisors Trust	Financial Highlights	351

Financial Highlights (cont’d)

EQ/International Equity Index Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2014	2013		2012	2011	2010	2014	2013		2012	2011	2010
Net asset value, beginning of year	$9.79	$8.24		$7.30	$8.60	$8.36	$9.64	$8.11		$7.19	$8.47	$8.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30	0.20	##	0.21	0.26	0.16	0.29	0.19	##	0.21	0.23	0.13
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.97)	1.56		0.97	(1.30)	0.29	(0.95)	1.54		0.95	(1.27)	0.30

Total from investment operations	(0.67)	1.76		1.18	(1.04)	0.45	(0.66)	1.73		1.16	(1.04)	0.43

Less distributions:
Dividends from net investment income	(0.30)	(0.21)		(0.24)	(0.26)	(0.21)	(0.29)	(0.20)		(0.24)	(0.24)	(0.19)

Net asset value, end of year	$8.82	$9.79		$8.24	$7.30	$8.60	$8.69	$9.64		$8.11	$7.19	$8.47

Total return	(6.90)%	21.43%		16.22%	(11.98)%	5.46%	(6.85)%	21.48%		16.14%	(12.20)%	5.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$655,835	$750,077		$672,396	$659,391	$1,134,210	$803,688	$879,975		$715,496	$681,113	$871,872
Ratio of expenses to average net assets	0.79%	0.79%		0.79%	0.53%	0.83%	0.79%	0.79%		0.79%	0.78%	1.08%
Ratio of net investment income (loss) to average net assets	3.05%	2.18	%(aa)	2.74%	3.06%	1.93%	3.04%	2.15	%(bb)	2.75%	2.75%	1.69%
Portfolio turnover rate ^	8%	9%		5%	65%	61%	8%	9%		5%	65%	61%

352	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/International Equity Index Portfolio

	Class K
	Year Ended December 31,				August 26, 2011* to December 31, 2011
	2014	2013		2012
Net asset value, beginning of period	$9.79	$8.24		$7.30	$7.68

Income (loss) from investment operations:
Net investment income (loss) (e)	0.32	0.22	##	0.24	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.97)	1.56		0.97	(0.18)

Total from investment operations	(0.65)	1.78		1.21	(0.12)

Less distributions:
Dividends from net investment income	(0.32)	(0.23)		(0.27)	(0.26)

Net asset value, end of period	$8.82	$9.79		$8.24	$7.30

Total return (b)	(6.65)%	21.73%		16.52%	(1.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$157,184	$142,652		$140,323	$226,542
Ratio of expenses to average net assets (a)	0.54%	0.54%		0.54%	0.54%
Ratio of net investment income (loss) to average net assets (a)	3.29%	2.43	%(cc)	3.09%	2.38%
Portfolio turnover rate ^	8%	9%		5%	65%

*	Commencement of Operations.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.16, $0.15 and $0.18 for Class IA ,Class IB and K respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 1.75% for income after waivers and reimbursements, 1.75% after waivers, reimbursements, and fees paid indirectly, and 1.75% before waivers, reimbursements, and fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would 1.72% for income after waiver and reimbursement, 1.72% after waivers, reimbursements, and fees paid indirectly, and 1.72% before waivers, reimbursemments, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class C would be 2.00% for income after waivers and reimbursements, 2.00% after waivers, reimbursements, and fees paid indirectly, and 2% before waivers, reimbursements, and fees paid indirectly.

EQ Advisors Trust	Financial Highlights	353

Financial Highlights (cont’d)

EQ/Invesco Comstock Portfolio(ag)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.01	$10.78	$9.22	$9.55	$8.38	$14.02	$10.79	$9.23	$9.56	$8.39

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.14	0.15	0.16	0.13	0.17	0.14	0.15	0.13	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.08	3.63	1.54	(0.33)	1.17	1.08	3.63	1.54	(0.33)	1.18

Total from investment operations	1.25	3.77	1.69	(0.17)	1.30	1.25	3.77	1.69	(0.20)	1.28

Less distributions:
Dividends from net investment income	(0.21)	(0.54)	(0.13)	(0.16)	(0.13)	(0.21)	(0.54)	(0.13)	(0.13)	(0.11)

Net asset value, end of year	$15.05	$14.01	$10.78	$9.22	$9.55	$15.06	$14.02	$10.79	$9.23	$9.56

Total return	8.92%	35.10%	18.37%	(1.77)%	15.61%	8.92%	35.06%	18.35%	(2.01)%	15.30%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$42,002	$10,933	$6,325	$4,494	$2,934	$153,654	$53,095	$299,775	$269,909	$270,858
Ratio of expenses to average net assets:
After waivers	1.02%**	1.00%	1.00%	0.75%	0.75%	1.02%**	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	1.02%**	1.00%	0.99%	0.74%	0.74%	1.02%**	1.00%	0.99%	0.99%	0.99%
Before waivers and fees paid indirectly	1.09%**	1.11%	1.05%	0.78%	0.80%	1.08%**	1.06%	1.05%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers	1.14%	1.08%	1.48%	1.63%	1.43%	1.15%	1.10%	1.47%	1.36%	1.20%
After waivers and fees paid indirectly	1.14%	1.09%	1.48%	1.64%	1.44%	1.15%	1.10%	1.48%	1.37%	1.20%
Before waivers and fees paid indirectly	1.06%	0.98%	1.43%	1.60%	1.38%	1.09%	1.04%	1.42%	1.33%	1.14%
Portfolio turnover rate ^	16%	15%	17%	25%	21%	16%	15%	17%	25%	21%

354	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Invesco Comstock Portfolio(ag)

	Class K
	Year Ended December 31, 2014	October 29, 2013* to December 31, 2013
Net asset value, beginning of period	$13.98	$13.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.08	0.80

Total from investment operations	1.29	0.84

Less distributions:
Dividends from net investment income	(0.25)	(0.57)

Net asset value, end of period	$15.02	$13.98

Total return (b)	9.21%	6.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,851	$3,197
Ratio of expenses to average net assets:
After waivers (a)	0.77%**	0.75%
After waivers and fees paid indirectly (a)	0.77%**	0.75%
Before waivers and fees paid indirectly (a)	0.83%**	0.93%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.40%	1.57%
After waivers and fees paid indirectly (a)	1.40%	1.57%
Before waivers and fees paid indirectly (a)	1.34%	1.39%
Portfolio turnover rate ^	16%	15%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Shareholder, Audit and Legal Expenses relating to the merger of 0.02%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(ag)	On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of both the EQ/Davis New York Venture Portfolio and the EQ/Lord Abbett Large Cap Core Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the EQ/Invesco Comstock Portfolio.

EQ Advisors Trust	Financial Highlights	355

Financial Highlights (cont’d)

EQ/JPMorgan Value Opportunities Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.02	$10.52	$9.15	$9.77	$8.81	$14.06	$10.55	$9.17	$9.80	$8.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.12	0.10	0.12	0.14	0.15	0.11	0.10	0.10	0.12
Net realized and unrealized gain (loss) on investments and futures	1.87	3.64	1.37	(0.61)	0.96	1.87	3.66	1.38	(0.63)	0.97

Total from investment operations	2.02	3.76	1.47	(0.49)	1.10	2.02	3.77	1.48	(0.53)	1.09

Less distributions:
Dividends from net investment income	(0.16)	(0.26)	(0.10)	(0.13)	(0.14)	(0.16)	(0.26)	(0.10)	(0.10)	(0.12)

Net asset value, end of year	$15.88	$14.02	$10.52	$9.15	$9.77	$15.92	$14.06	$10.55	$9.17	$9.80

Total return	14.40%	35.77%	16.07%	(5.00)%	12.57%	14.36%	35.77%	16.14%	(5.32)%	12.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,930	$10,063	$7,399	$5,642	$27,383	$111,309	$98,048	$328,919	$321,365	$376,137
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.00%	0.74%	0.73%	1.00%	1.00%	1.00%	0.99%	0.98%
Before waivers	1.01%	1.02%	1.00%	0.74%	0.73%	1.01%	1.02%	1.00%	0.99%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers	1.04%	0.99%	0.97%	1.28%	1.57%	1.04%	0.90%	0.95%	1.03%	1.31%
Before waivers	1.03%	0.97%	0.97%	1.28%	1.57%	1.02%	0.89%	0.94%	1.03%	1.31%
Portfolio turnover rate ^	180%	136%	129%	94%	65%	180%	136%	129%	94%	65%

356	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/JPMorgan Value Opportunities Portfolio

	Class K
	Year Ended December 31,			December 1, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$14.02	$10.52	$9.15	$9.26

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.16	0.12	0.01
Net realized and unrealized gain (loss) on investments and futures	1.87	3.63	1.38	0.01

Total from investment operations	2.06	3.79	1.50	0.02

Less distributions:
Dividends from net investment income	(0.20)	(0.29)	(0.13)	(0.13)

Net asset value, end of period	$15.88	$14.02	$10.52	$9.15

Total return (b)	14.69%	36.11%	16.36%	0.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$35,463	$32,237	$23,754	$21,088
Ratio of expenses to average net assets:
After waivers (a)	0.75%	0.75%	0.75%	0.75%
Before waivers (a)	0.76%	0.77%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.28%	1.25%	1.20%	1.28%
Before waivers (a)	1.27%	1.22%	1.20%	1.28%
Portfolio turnover rate ^	180%	136%	129%	94%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	357

Financial Highlights (cont’d)

EQ/Large Cap Growth Index Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2014	2013	2012	2011		2010		2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.60	$10.04	$8.86	$8.77		$7.60		$12.33	$9.83	$8.68	$8.59	$7.45

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.11	0.12	0.09		0.09		0.12	0.11	0.11	0.07	0.07
Net realized and unrealized gain (loss) on investments and futures	1.42	3.13	1.18	0.10		1.18		1.39	3.07	1.16	0.10	1.15

Total from investment operations	1.54	3.24	1.30	0.19		1.27		1.51	3.18	1.27	0.17	1.22

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.12)	(0.10)		(0.10)		(0.12)	(0.11)	(0.12)	(0.08)	(0.08)
Distributions from net realized gains	(1.54)	(0.57)	—	—		—		(1.54)	(0.57)	—	—	—

Total dividends and distributions	(1.66)	(0.68)	(0.12)	(0.10)		(0.10)		(1.66)	(0.68)	(0.12)	(0.08)	(0.08)

Net asset value, end of year	$12.48	$12.60	$10.04	$8.86		$8.77		$12.18	$12.33	$9.83	$8.68	$8.59

Total return	12.24%	32.47%	14.72%	2.23%		16.74	%(aa)	12.24%	32.53%	14.65%	2.00%	16.36	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$35,445	$27,227	$19,030	$14,178		$587,034		$951,916	$873,541	$635,996	$585,640	$610,712
Ratio of expenses to average net assets:
After waivers	0.73%	0.73%	0.73%	0.47	%(c)	0.49%		0.73%	0.73%	0.73%	0.72%	0.74%
After waivers and fees paid indirectly	0.73%	0.73%	0.73%	0.47	%(c)	0.49%		0.73%	0.73%	0.73%	0.72%	0.74%
Before waivers and fees paid indirectly	0.73%	0.73%	0.73%	0.47	%(c)	0.49%		0.73%	0.73%	0.73%	0.72%	0.74%
Ratio of net investment income (loss) to average net assets:
After waivers	0.91%	0.97%	1.18%	0.99%		1.16%		0.90%	0.97%	1.15%	0.85%	0.91%
After waivers and fees paid indirectly	0.91%	0.97%	1.18%	0.99%		1.16%		0.90%	0.97%	1.15%	0.85%	0.91%
Before waivers and fees paid indirectly	0.91%	0.97%	1.18%	0.99%		1.16%		0.90%	0.97%	1.15%	0.85%	0.91%
Portfolio turnover rate ^	15%	15%	16%	18%		23%		15%	15%	16%	18%	23%

358	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Growth Index Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$12.60	$10.04	$8.86	$8.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.14	0.13	0.04
Net realized and unrealized gain (loss) on investments and futures	1.43	3.14	1.20	0.65

Total from investment operations	1.58	3.28	1.33	0.69

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.15)	(0.10)
Distributions from net realized gains	(1.54)	(0.57)	—	—

Total dividends and distributions	(1.70)	(0.72)	(0.15)	(0.10)

Net asset value, end of period	$12.48	$12.60	$10.04	$8.86

Total return (b)	12.53%	32.80%	15.01%	8.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$292,356	$439,002	$416,272	$498,148
Ratio of expenses to average net assets:
After waivers (a)	0.48%	0.48%	0.48%	0.47%
After waivers and fees paid indirectly (a)	0.48%	0.48%	0.48%	0.47%
Before waivers and fees paid indirectly (a)	0.48%	0.48%	0.48%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.15%	1.21%	1.36%	1.32%
After waivers and fees paid indirectly (a)	1.15%	1.21%	1.36%	1.32%
Before waivers and fees paid indirectly (a)	1.15%	1.21%	1.36%	1.32%
Portfolio turnover rate ^	15%	15%	16%	18%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 16.21%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 15.95%.

EQ Advisors Trust	Financial Highlights	359

Financial Highlights (cont’d)

EQ/Large Cap Value Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.67	$5.91	$5.17	$5.27	$4.66	$7.65	$5.89	$5.15	$5.25	$4.65

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.11	0.11	0.11	0.10	0.12	0.11	0.11	0.09	0.09
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.85	1.76	0.75	(0.12)	0.60	0.85	1.76	0.75	(0.11)	0.58

Total from investment operations	0.97	1.87	0.86	(0.01)	0.70	0.97	1.87	0.86	(0.02)	0.67

Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.12)	(0.09)	(0.09)	(0.13)	(0.11)	(0.12)	(0.08)	(0.07)

Net asset value, end of year	$8.51	$7.67	$5.91	$5.17	$5.27	$8.49	$7.65	$5.89	$5.15	$5.25

Total return	12.59%	31.63%	16.56%	(0.15)%	14.99%	12.62%	31.73%	16.61%	(0.41)%	14.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$52,296	$42,374	$32,126	$30,104	$3,945	$556,305	$464,380	$316,187	$301,883	$141,495
Ratio of expenses to average net assets:
After waivers	0.73%	0.75%	0.75%	0.50%	0.57%	0.73%	0.75%	0.75%	0.75%	0.82	%(c)
After waivers and fees paid indirectly	0.73%	0.74%	0.75%	0.49%	0.56%	0.73%	0.74%	0.75%	0.74%	0.81%
Before waivers and fees paid indirectly	0.73%	0.75%	0.75%	0.50%	0.57%	0.73%	0.75%	0.75%	0.75%	0.82	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	1.51%	1.61%	1.93%	2.06%	2.05%	1.51%	1.61%	1.92%	1.76%	1.77%
After waivers and fees paid indirectly	1.51%	1.62%	1.93%	2.07%	2.05%	1.51%	1.62%	1.93%	1.76%	1.78%
Before waivers and fees paid indirectly	1.51%	1.61%	1.93%	2.06%	2.05%	1.51%	1.61%	1.92%	1.76%	1.77%
Portfolio turnover rate ^	16%	17%	20%	25%	28%	16%	17%	20%	25%	28%

360	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Value Index Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$7.70	$5.91	$5.17	$4.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.11	0.12	0.04
Net realized and unrealized gain (loss) on investments and futures	0.86	1.81	0.75	0.42

Total from investment operations	1.03	1.92	0.87	0.46

Less distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.13)	(0.08)

Net asset value, end of period	$8.58	$7.70	$5.91	$5.17

Total return (b)	13.36%	32.47%	16.86%	9.77%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$— #	$— #	$13	$11
Ratio of expenses to average net assets:
After waivers (a)	0.48%	0.46%	0.50%	0.50%
After waivers and fees paid indirectly (a)	0.48%	0.46%	0.50%	0.49%
Before waivers and fees paid indirectly (a)	0.48%	0.46%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.04%	1.70%	2.18%	2.31%
After waivers and fees paid indirectly (a)	2.04%	1.71%	2.19%	2.32%
Before waivers and fees paid indirectly (a)	2.04%	1.71%	2.18%	2.31%
Portfolio turnover rate ^	16%	17%	20%	25%

*	Commencement of Operations.
#	Amount is less than $500.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	361

Financial Highlights (cont’d)

EQ/MFS International Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.38	$6.62	$5.58	$6.49	$5.69	$7.39	$6.63	$5.59	$6.50	$5.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.04	0.09	0.10	0.07	0.09	0.08	0.07	0.06	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.45)	0.85	1.01	(0.78)	0.80	(0.46)	0.81	1.03	(0.76)	0.79

Total from investment operations	(0.37)	0.89	1.10	(0.68)	0.87	(0.37)	0.89	1.10	(0.70)	0.85

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.06)	(0.06)	(0.07)	(0.07)	(0.06)	(0.06)	(0.04)	(0.05)
Distributions from net realized gains	(0.29)	(0.07)	—	(0.17)	—	(0.29)	(0.07)	—	(0.17)	—

Total dividends and distributions	(0.36)	(0.13)	(0.06)	(0.23)	(0.07)	(0.36)	(0.13)	(0.06)	(0.21)	(0.05)

Net asset value, end of year	$6.65	$7.38	$6.62	$5.58	$6.49	$6.66	$7.39	$6.63	$5.59	$6.50

Total return	(5.09)%	13.64%	19.74%	(10.49)%	15.28%	(5.08)%	13.62%	19.71%	(10.70)%	14.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,631	$18,409	$10,173	$33,658	$464,770	$176,193	$184,658	$561,103	$458,951	$522,003
Ratio of expenses to average net assets	1.23%	1.24%	1.23%	1.00%	0.99%	1.23%	1.24%	1.23%	1.25%	1.24%
Ratio of net investment income (loss) to average net assets	1.16%	0.63%	1.43%	1.47%	1.23%	1.18%	1.21%	1.11%	0.93%	1.01%
Portfolio turnover rate ^	22%	31%	36%	48%	52%	22%	31%	36%	48%	52%

362	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/MFS International Growth Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$7.38	$6.62	$5.58	$5.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.07	0.08	—	#
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.45)	0.84	1.04	(0.06)

Total from investment operations	(0.35)	0.91	1.12	(0.06)

Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.08)	(0.05)
Distributions from net realized gains	(0.29)	(0.07)	—	(0.13)

Total dividends and distributions	(0.38)	(0.15)	(0.08)	(0.18)

Net asset value, end of period	$6.65	$7.38	$6.62	$5.58

Total return (b)	(4.84)%	13.92%	20.05%	(0.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$978,242	$1,096,824	$987,023	$635,760
Ratio of expenses to average net assets (a)	0.98%	0.99%	0.98%	1.00	%(c)
Ratio of net investment income (loss) to average net assets (a)	1.43%	0.97%	1.29%	0.29%
Portfolio turnover rate ^	22%	31%	36%	48%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	363

Financial Highlights (cont’d)

EQ/Mid Cap Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.46	$9.47	$8.16	$8.42	$6.74	$12.29	$9.34	$8.05	$8.31	$6.65

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.07	0.06	0.07	0.07	0.08	0.07	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.03	3.01	1.34	(0.26)	1.69	1.02	2.97	1.32	(0.26)	1.67

Total from investment operations	1.12	3.08	1.40	(0.19)	1.76	1.10	3.04	1.38	(0.21)	1.72

Less distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.09)	(0.07)	(0.08)	(0.10)	(0.09)	(0.09)	(0.05)	(0.06)

Net asset value, end of year	$13.47	$12.46	$9.47	$8.16	$8.42	$13.29	$12.29	$9.34	$8.05	$8.31

Total return	8.96%	32.53%	17.17%	(2.17)%	26.09%	8.99%	32.54%	17.14%	(2.45)%	25.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$79,281	$64,672	$45,174	$40,464	$87,621	$1,516,938	$1,497,840	$1,162,125	$1,052,505	$1,201,887
Ratio of expenses to average net assets:
After fees paid indirectly	0.72%	0.72%	0.73%	0.48%	0.48%	0.72%	0.72%	0.73%	0.73%	0.72%
Before fees paid indirectly	0.72%	0.73%	0.73%	0.48%	0.48%	0.72%	0.73%	0.73%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.66%	0.67%	0.67%	0.87%	0.95%	0.65%	0.66%	0.66%	0.65%	0.72%
Before fees paid indirectly	0.66%	0.66%	0.67%	0.87%	0.95%	0.65%	0.66%	0.66%	0.65%	0.72%
Portfolio turnover rate ^	14%	15%	8%	14%	11%	14%	15%	8%	14%	11%

364	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Mid Cap Index Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$12.46	$9.47	$8.16	$7.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.10	0.08	0.03
Net realized and unrealized gain (loss) on investments and futures	1.03	3.01	1.35	0.60

Total from investment operations	1.15	3.11	1.43	0.63

Less distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.12)	(0.07)

Net asset value, end of period	$13.47	$12.46	$9.47	$8.16

Total return (b)	9.23%	32.86%	17.47%	8.39%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$26,794	$25,187	$50,140	$43,319
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.47%	0.48%	0.48%	0.48	%(c)
Before fees paid indirectly (a)	0.47%	0.48%	0.48%	0.48	%(c)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.90%	0.87%	0.92%	1.21%
Before fees paid indirectly (a)	0.90%	0.87%	0.92%	1.21%
Portfolio turnover rate ^	14%	15%	8%	14%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	365

Financial Highlights (cont’d)

EQ/Money Market Portfolio

	Class IA									Class IB
	Year Ended December 31,									Year Ended December 31,
	2014		2013		2012	2011		2010		2014		2013		2012	2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—		—	#	—	—		—	#	—		—	#	—	—		—	#
Net realized and unrealized gain (loss) on investments	—	#	—	#	— #	—	#	—	#	—	#	—	#	— #	—	#	—	#

Total from investment operations	—	#	—	#	— #	—	#	—	#	—	#	—	#	— #	—	#	—	#

Less distributions:
Dividends from net investment income	—	#	—		—	—	#	—	#	—	#	—		—	—	#	—	#
Distributions from net realized gains	—	#	—	#	—	—	#	—		—	#	—	#	—	—	#	—

Total dividends and distributions	—	#	—	#	—	—	#	—	#	—	#	—	#	—	—	#	—	#

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Total return	0.00	%‡‡	0.00%		0.00%	0.01%		0.08%		0.00	%‡‡	0.00%		0.00%	0.01%		0.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$384,545		$408,127		$424,144	$552,153		$609,865		$775,134		$911,309		$936,388	$951,199		$973,940
Ratio of expenses to average net assets:
After waivers	0.09%		0.11%		0.12%	0.13%		0.14%		0.09%		0.11%		0.12%	0.12%		0.23%
Before waivers	0.72%		0.72%		0.72%	0.46%		0.46%		0.72%		0.72%		0.72%	0.71%		0.71%
Ratio of net investment income (loss) to average net assets:
After waivers	—%		—	%‡‡	—%	—%		0.09%		—%		—	%‡‡	—%	—%		—	%‡‡
Before waivers	(0.62)%		(0.61)%		(0.60)%	(0.33)%		(0.23)%		(0.62)%		(0.61)%		(0.60)%	(0.59)%		(0.48)%

#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
(e)	Net investment income (loss) per share is based on average shares outstanding.

366	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Morgan Stanley Mid Cap Growth Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2014		2013	2012	2011	2010	2014		2013	2012	2011	2010
Net asset value, beginning of year	$20.45		$15.64	$14.69	$17.27	$13.08	$20.23		$15.48	$14.54	$17.16	$12.99

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.12	)##	(0.07)	0.05	(0.04)	0.05	(0.11	)##	(0.07)	0.05	(0.08)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.01)		6.06	1.23	(1.27)	4.21	(0.02)		6.00	1.22	(1.27)	4.19

Total from investment operations	(0.13)		5.99	1.28	(1.31)	4.26	(0.13)		5.93	1.27	(1.35)	4.20

Less distributions:
Dividends from net investment income	—		—	(0.04)	(0.04)	(0.06)	—		—	(0.04)	(0.04)	(0.02)
Distributions from net realized gains	(2.45)		(1.18)	(0.26)	(1.23)	(0.01)	(2.45)		(1.18)	(0.26)	(1.23)	(0.01)
Return of capital	—		—	(0.03)	—	—	—		—	(0.03)	—	—

Total dividends and distributions	(2.45)		(1.18)	(0.33)	(1.27)	(0.07)	(2.45)		(1.18)	(0.33)	(1.27)	(0.03)

Net asset value, end of year	$17.87		$20.45	$15.64	$14.69	$17.27	$17.65		$20.23	$15.48	$14.54	$17.16

Total return	(0.72)%		38.59%	8.76%	(7.46)%	32.57%	(0.73)%		38.60%	8.77%	(7.74)%	32.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$89,069		$95,333	$76,410	$75,634	$119,147	$923,131		$1,022,999	$824,892	$795,511	$823,300
Ratio of expenses to average net assets:
After waivers	1.07%		1.08%	1.09%	0.83%	0.83%	1.07%		1.08%	1.09%	1.08%	1.08%
After waivers and fees paid indirectly	1.07%		1.07%	1.08%	0.82%	0.81%	1.07%		1.07%	1.08%	1.07%	1.06%
Before waivers and fees paid indirectly	1.07%		1.08%	1.09%	0.83%	0.83%	1.07%		1.08%	1.09%	1.08%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.58	)%(aa)	(0.42)%	0.34%	(0.22)%	0.32%	(0.58	)%(bb)	(0.41)%	0.34%	(0.46)%	0.06%
After waivers and fees paid indirectly	(0.58	)%(aa)	(0.41)%	0.35%	(0.21)%	0.34%	(0.58	)%(bb)	(0.40)%	0.35%	(0.45)%	0.09%
Before waivers and fees paid indirectly	(0.58	)%(aa)	(0.42)%	0.34%	(0.22)%	0.32%	(0.58	)%(bb)	(0.41)%	0.34%	(0.46)%	0.06%
Portfolio turnover rate ^	45%		48%	34%	32%	34%	45%		48%	34%	32%	34%

EQ Advisors Trust	Financial Highlights	367

Financial Highlights (cont’d)

EQ/Morgan Stanley Mid Cap Growth Portfolio

	Class K
	Year Ended December 31,				December 1, 2011* to December 31, 2011
	2014		2013	2012
Net asset value, beginning of period	$20.50		$15.64	$14.69	$16.61

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.06	)##	(0.03)	0.10	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.02)		6.07	1.22	(0.69)

Total from investment operations	(0.08)		6.04	1.32	(0.69)

Less distributions:
Dividends from net investment income	—		—	(0.08)	—
Distributions from net realized gains	(2.45)		(1.18)	(0.26)	(1.23)
Return of capital	—		—	(0.03)	—

Total dividends and distributions	(2.45)		(1.18)	(0.37)	(1.23)

Net asset value, end of period	$17.97		$20.50	$15.64	$14.69

Total return (b)	(0.47)%		38.91%	9.03%	(4.04)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$43,862		$47,392	$38,041	$35,646
Ratio of expenses to average net assets:
After waivers (a)	0.82%		0.83%	0.84%	0.85%
After waivers and fees paid indirectly (a)	0.82%		0.82%	0.83%	0.85%
Before waivers and fees paid indirectly (a)	0.82%		0.83%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.32	)%(cc)	(0.16)%	0.61%	0.11%
After waivers and fees paid indirectly (a)	(0.32	)%(cc)	(0.15)%	0.63%	0.11%
Before waivers and fees paid indirectly (a)	(0.32	)%(cc)	(0.16)%	0.61%	0.11%
Portfolio turnover rate ^	45%		48%	34%	32%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.18), $(0.18), and $(0.13) for Class IA, Class IB, and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be (0.91)% for income after waivers and reimbursements, (0.91)% for income after waivers, reimbursements and fees paid indirectly, and (0.91)% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be (0.90)% for income after waivers and reimbursements, (0.90)% for income after waivers, reimbursements and fees paid indirectly, and (0.90)% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be (0.64)% for income after waivers and reimbursements, (0.64)% for income after waivers, reimbursements and fees paid indirectly, and (0.64)% for income before waivers, reimbursements.

368	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Oppenheimer Global Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2014		2013	2012	2011	2010	2014		2013	2012	2011		2010
Net asset value, beginning of year	$14.13		$11.43	$9.57	$10.56	$9.22	$14.13		$11.43	$9.57	$10.56		$9.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	##	0.08	0.09	0.10	0.08	0.09	##	0.13	0.09	0.08		0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.17		2.92	1.86	(0.99)	1.34	0.16		2.87	1.86	(0.99)		1.33

Total from investment operations	0.25		3.00	1.95	(0.89)	1.42	0.25		3.00	1.95	(0.91)		1.39

Less distributions:
Dividends from net investment income	(0.07)		(0.30)	(0.09)	(0.10)	(0.08)	(0.07)		(0.30)	(0.09)	(0.08)		(0.05)

Net asset value, end of year	$14.31		$14.13	$11.43	$9.57	$10.56	$14.31		$14.13	$11.43	$9.57		$10.56

Total return	1.78%		26.33%	20.39%	(8.39)%	15.43%	1.78%		26.33%	20.39%	(8.62)%		15.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$43,515		$33,090	$21,522	$12,952	$7,096	$110,034		$95,434	$394,139	$328,920		$284,489
Ratio of expenses to average net assets:
After waivers	1.25%		1.25%	1.32%	1.10%	1.10%	1.25%		1.25%	1.32%	1.35%		1.35%
Before waivers	1.43%		1.42%	1.36%	1.11%	1.10%	1.43%		1.37%	1.36%	1.36	%(c)	1.35%
Ratio of net investment income (loss) to average net assets:
After waivers	0.58	%(aa)	0.59%	0.85%	0.97%	0.79%	0.60	%(bb)	1.00%	0.88%	0.80%		0.59%
Before waivers	0.40	%(aa)	0.42%	0.80%	0.96%	0.79%	0.42	%(bb)	0.88%	0.83%	0.80%		0.59%
Portfolio turnover rate ^	17%		27%	21%	18%	22%	17%		27%	21%	18%		22%

^	Portfolio turnover rate excludes derivatives, if any.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.05 and $0.06 for Class IA and Class IB.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 0.38% for income after waivers and 0.20% before waivers.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IB would be 0.40% for income after waivers and 0.22% before waivers.

EQ Advisors Trust	Financial Highlights	369

Financial Highlights (cont’d)

EQ/PIMCO Global Real Return Portfolio

	Class IB			Class K
	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013		Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$9.40	$10.00		$9.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	—	#	0.10	0.05
Net realized and unrealized gain (loss) on investments, options written, futures and foreign currency transactions	0.68	(0.59)		0.66	(0.62)

Total from investment operations	0.74	(0.59)		0.76	(0.57)

Less distributions:
Dividends from net investment income	(0.47)	(0.01)		(0.49)	(0.03)

Net asset value, end of period	$9.67	$9.40		$9.67	$9.40

Total return (b)	7.86%	(5.90)%		8.14%	(5.69)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,949	$3,804		$19,350	$15,546
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%**	1.00%		0.80%**	0.75%
Before waivers and reimbursements (a)	1.46%**	1.95%		1.18%**	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.65%	—	%‡‡(l)	1.00%	0.59	%(l)
Before waivers and reimbursements (a)	0.24%	(0.97	)%(l)	0.62%	(0.37	)%(l)
Portfolio turnover rate (z)^	92%	555%		92%	555%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Interest Expense of 0.05%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

370	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/PIMCO Ultra Short Bond Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.90	$9.97	$9.88	$9.95	$9.90	$9.91	$9.98	$9.89	$9.96	$9.91

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.05	0.05	0.07	0.06	0.01	0.06	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.02)	(0.05)	0.10	(0.06)	0.05	(0.02)	(0.06)	0.10	(0.06)	0.05

Total from investment operations	(0.01)	— #	0.15	0.01	0.11	(0.01)	— #	0.15	(0.02)	0.08

Less distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.06)	(0.08)	(0.06)	(0.04)	(0.07)	(0.06)	(0.05)	(0.03)

Net asset value, end of year	$9.85	$9.90	$9.97	$9.88	$9.95	$9.86	$9.91	$9.98	$9.89	$9.96

Total return	(0.11)%	0.03%	1.48%	0.07%	1.10%	(0.11)%	0.03%	1.48%	(0.18)%	0.85%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$44,548	$47,750	$49,291	$48,992	$1,541,074	$140,708	$150,135	$1,223,829	$1,356,452	$1,525,237
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%	0.84%	0.58%	0.62%	0.85%	0.85%	0.84%	0.83%	0.87%
Before waivers	0.85%	0.85%	0.84%	0.58%	0.62%	0.85%	0.85%	0.84%	0.83%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers	0.12%	0.54%	0.51%	0.70%	0.58%	0.06%	0.64%	0.50%	0.45%	0.33%
Before waivers	0.12%	0.54%	0.51%	0.70%	0.58%	0.05%	0.64%	0.50%	0.45%	0.33%
Portfolio turnover rate ^	100%	475%	189%	210%	206%	100%	475%	189%	210%	206%

EQ Advisors Trust	Financial Highlights	371

Financial Highlights (cont’d)

EQ/PIMCO Ultra Short Bond Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$9.90	$9.97	$9.88	$9.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.08	0.08	0.02
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.03)	(0.05)	0.09	(0.03)

Total from investment operations	0.01	0.03	0.17	(0.01)

Less distributions:
Dividends from net investment income	(0.06)	(0.10)	(0.08)	(0.07)

Net asset value, end of period	$9.85	$9.90	$9.97	$9.88

Total return (b)	0.14%	0.28%	1.74%	(0.05)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,721,555	$1,994,443	$1,942,891	$1,950,832
Ratio of expenses to average net assets:
After waivers (a)	0.60%	0.60%	0.59%	0.58%
Before waivers (a)	0.60%	0.60%	0.59%	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.37%	0.79%	0.75%	0.71%
Before waivers (a)	0.37%	0.79%	0.75%	0.71%
Portfolio turnover rate ^	100%	475%	189%	210%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

372	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Quality Bond PLUS Portfolio

	Class IA								Class IB
	Year Ended December 31,								Year Ended December 31,
	2014	2013	2012		2011		2010		2014	2013	2012		2011		2010
Net asset value, beginning of year	$8.38	$8.61	$8.44		$8.55		$9.02		$8.35	$8.58	$8.41		$8.52		$8.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.05	0.04	(x)	0.21	(x)	0.29	(x)	0.07	0.06	0.04	(x)	0.19	(x)	0.26	(x)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.18	(0.25)	0.18		(0.09)		0.29		0.18	(0.26)	0.18		(0.09)		0.30

Total from investment operations	0.25	(0.20)	0.22		0.12		0.58		0.25	(0.20)	0.22		0.10		0.56

Less distributions:
Dividends from net investment income	(0.09)	(0.03)	(0.05)		(0.23)		(1.05)		(0.09)	(0.03)	(0.05)		(0.21)		(1.02)

Net asset value, end of year	$8.54	$8.38	$8.61		$8.44		$8.55		$8.51	$8.35	$8.58		$8.41		$8.52

Total return	2.95%	(2.31)%	2.66%		1.42%		6.49%		2.96%	(2.32)%	2.66%		1.16%		6.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$166,246	$177,633	$204,780		$171,714		$200,072		$1,429,243	$1,609,561	$607,734		$631,680		$694,555
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%	0.63	%(f)(j)	0.19	%(f)(k)	0.56	%(f)(m)	0.85%	0.85%	0.63	%(f)(j)	0.44	%(f)(k)	0.70	%(f)(m)
Before waivers	0.85%	0.85%	0.84%		0.59	%(f)	0.58	%(f)	0.85%	0.85%	0.84%		0.84	%(f)	0.82	%(f)
Ratio of net investment income (loss) to average net assets:
After waivers	0.84%	0.62%	0.48	%(x)	2.44	%(f)(x)	3.08	%(f)(x)	0.84%	0.67%	0.48	%(x)	2.18	%(f)(x)	2.77	%(f)(x)
Before waivers	0.84%	0.62%	0.28	%(x)	2.03	%(f)(x)	3.06	%(f)(x)	0.84%	0.67%	0.27	%(x)	1.77	%(f)(x)	2.64	%(f)(x)
Portfolio turnover rate ^	136%	125%	106%		63%		94%		136%	125%	106%		63%		94%

EQ Advisors Trust	Financial Highlights	373

Financial Highlights (cont’d)

EQ/Quality Bond PLUS Portfolio

	Class K
	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$8.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.11

Total from investment operations	0.18

Less distributions:
Dividends from net investment income	(0.11)

Net asset value, end of period	$8.54

Total return (b)	2.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$162,377
Ratio of expenses to average net assets:
After waivers (a)	0.56%
Before waivers (a)	0.56%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.09	%(l)
Before waivers (a)	1.09	%(l)
Portfolio turnover rate ^	136%

^	Portfolio turnover rate excludes derivatives, if any.
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.60% for Class IA and 0.85% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.57% for Class IA and 0.78% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.57% for Class IA and 0.78% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

374	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Real Estate PLUS Portfolio

	Class IB			Class K
	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013		Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$9.63	$10.00		$9.63	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.12		0.19	0.15
Net realized and unrealized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	1.44	(0.30)		1.44	(0.31)

Total from investment operations	1.60	(0.18)		1.63	(0.16)

Less distributions:
Dividends from net investment income	(0.65)	(0.09)		(0.68)	(0.11)
Distributions from net realized gains	(0.12)	(0.02)		(0.12)	(0.02)
Return of capital	—	(0.08)		—	(0.08)

Total dividends and distributions	(0.77)	(0.19)		(0.80)	(0.21)

Net asset value, end of period	$10.46	$9.63		$10.46	$9.63

Total return (b)	16.60%	(1.79)%		16.91%	(1.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,787	$1,467		$21,244	$18,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.12%**	1.10%		0.87%**	0.85%
Before waivers and reimbursements (a)(f)	2.04%**	2.45%		1.69%**	2.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.52%	1.40	%(l)	1.79%	1.67	%(l)
Before waivers and reimbursements (a)(f)	0.59%	0.05	%(l)	0.96%	0.38	%(l)
Portfolio turnover rate (z) ^	48%	233%		48%	233%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Interest Expense of 0.02%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	375

Financial Highlights (cont’d)

EQ/Small Company Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.27	$9.71	$9.07	$10.52	$8.43	$12.28	$9.72	$9.07	$10.52	$8.43

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.08	0.12	0.09	0.11	0.08	0.08	0.12	0.06	0.09
Net realized and unrealized gain (loss) on investments and futures	0.51	3.53	1.28	(0.52)	2.10	0.50	3.53	1.29	(0.52)	2.09

Total from investment operations	0.59	3.61	1.40	(0.43)	2.21	0.58	3.61	1.41	(0.46)	2.18

Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.13)	(0.10)	(0.12)	(0.09)	(0.10)	(0.13)	(0.07)	(0.09)
Distributions from net realized gains	(1.07)	(0.95)	(0.63)	(0.92)	—	(1.07)	(0.95)	(0.63)	(0.92)	—

Total dividends and distributions	(1.16)	(1.05)	(0.76)	(1.02)	(0.12)	(1.16)	(1.05)	(0.76)	(0.99)	(0.09)

Net asset value, end of year	$11.70	$12.27	$9.71	$9.07	$10.52	$11.70	$12.28	$9.72	$9.07	$10.52

Total return	4.87%	37.45%	15.55%	(3.79)%	26.18%	4.78%	37.42%	15.66%	(4.04)%	25.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$87,206	$85,096	$53,627	$56,302	$146,261	$887,691	$922,001	$718,214	$667,025	$762,265
Ratio of expenses to average net assets	0.63%	0.63%	0.63%	0.37%	0.37%	0.63%	0.63%	0.63%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	0.65%	0.71%	1.20%	0.84%	1.22%	0.64%	0.69%	1.22%	0.61%	1.01%
Portfolio turnover rate ^	14%	15%	16%	18%	18%	14%	15%	16%	18%	18%

376	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Small Company Index Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$12.27	$9.71	$9.07	$9.14

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.10	0.15	0.04
Net realized and unrealized gain (loss) on investments and futures	0.51	3.54	1.28	0.91

Total from investment operations	0.62	3.64	1.43	0.95

Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.16)	(0.10)
Distributions from net realized gains	(1.07)	(0.95)	(0.63)	(0.92)

Total dividends and distributions	(1.19)	(1.08)	(0.79)	(1.02)

Net asset value, end of period	$11.70	$12.27	$9.71	$9.07

Total return (b)	5.12%	37.80%	15.84%	10.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$45,916	$46,570	$85,459	$79,345
Ratio of expenses to average net assets (a)	0.38%	0.38%	0.38%	0.37%
Ratio of net investment income (loss) to average net assets (a)	0.89%	0.88%	1.47%	1.05%
Portfolio turnover rate ^	14%	15%	16%	18%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	377

Financial Highlights (cont’d)

EQ/T. Rowe Price Growth Stock Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011		2010
Net asset value, beginning of year	$33.43	$24.24	$20.38	$20.73	$17.78	$33.09	$23.99	$20.17	$20.57		$17.67

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.13)	(0.12)	(0.03)	(0.04)	(0.03)	(0.13)	(0.10)	(0.04)	(0.09)		(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.02	9.31	3.89	(0.31)	2.99	2.99	9.20	3.86	(0.31)		2.97

Total from investment operations	2.89	9.19	3.86	(0.35)	2.96	2.86	9.10	3.82	(0.40)		2.90

Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)	—	—	—	—		—

Net asset value, end of year	$36.32	$33.43	$24.24	$20.38	$20.73	$35.95	$33.09	$23.99	$20.17		$20.57

Total return	8.64%	37.91%	18.94%	(1.69)%	16.65%	8.64%	37.93%	18.94%	(1.94)%		16.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$71,210	$47,268	$23,668	$11,796	$45,882	$544,676	$490,761	$851,412	$673,234		$689,166
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.14%	0.90%	0.91%	1.10%	1.10%	1.14%	1.15	%(c)	1.16%
Before waivers	1.13%	1.14%	1.15%	0.90%	0.91%	1.13%	1.14%	1.15%	1.15	%(c)	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.37)%	(0.41)%	(0.13)%	(0.18)%	(0.15)%	(0.38)%	(0.38)%	(0.18)%	(0.41)%		(0.40)%
Before waivers	(0.41)%	(0.45)%	(0.14)%	(0.18)%	(0.15)%	(0.41)%	(0.41)%	(0.19)%	(0.41)%		(0.40)%
Portfolio turnover rate ^	37%	40%	29%	32%	41%	37%	40%	29%	32%		41%

378	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/T. Rowe Price Growth Stock Portfolio

	Class K
	Year Ended December 31,			December 1, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$33.60	$24.30	$20.38	$20.57

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.04)	0.02 †	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.04	9.34	3.90	(0.20)

Total from investment operations	3.00	9.30	3.92	(0.19)

Net asset value, end of period	$36.60	$33.60	$24.30	$20.38

Total return (b)	8.93%	38.27%	19.23%	(0.92)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$91,125	$89,734	$62,799	$39,050
Ratio of expenses to average net assets:
After waivers (a)	0.85%	0.85%	0.89%	0.96%
Before waivers (a)	0.88%	0.89%	0.90%	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.13)%	(0.16)%	0.09%	0.32%
Before waivers (a)	(0.16)%	(0.19)%	0.08%	0.32%
Portfolio turnover rate ^	37%	40%	29%	32%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	379

Financial Highlights (cont’d)

EQ/UBS Growth and Income Portfolio

	Class IB
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$8.62	$6.42	$5.74	$5.95	$5.30

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.05	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	1.19	2.23	0.69	(0.21)	0.65

Total from investment operations	1.25	2.28	0.74	(0.16)	0.69

Less distributions:
Dividends from net investment income	(0.06)	(0.08)	(0.06)	(0.05)	(0.04)

Net asset value, end of year	$9.81	$8.62	$6.42	$5.74	$5.95

Total return	14.46%	35.50%	12.80%	(2.72)%	13.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$96,012	$84,704	$143,290	$136,123	$149,759
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.05%	1.05%	1.05%	1.03%	1.03%
Before waivers and fees paid indirectly	1.20%	1.19%	1.19%	1.17%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers	0.62%	0.61%	0.81%	0.75%	0.69%
After waivers and fees paid indirectly	0.62%	0.61%	0.81%	0.77%	0.71%
Before waivers and fees paid indirectly	0.47%	0.47%	0.67%	0.63%	0.59%
Portfolio turnover rate ^	45%	58%	65%	63%	53%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.

380	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Wells Fargo Omega Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011		2010
Net asset value, beginning of year	$12.31	$11.25	$9.65	$10.43	$9.11	$12.02	$11.04	$9.48	$10.28		$9.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)	(0.06)	— #	(0.03)	— #	(0.05)	(0.05)	— #	(0.06)		(0.02)
Net realized and unrealized gain (loss) on investments	0.52	4.35	1.97	(0.57)	1.60	0.52	4.26	1.93	(0.56)		1.58

Total from investment operations	0.47	4.29	1.97	(0.60)	1.60	0.47	4.21	1.93	(0.62)		1.56

Less distributions:
Dividends from net investment income	—	—	— #	—	— #	—	—	— #	—		—	#
Distributions from net realized gains	(1.40)	(3.23)	(0.37)	(0.18)	(0.28)	(1.40)	(3.23)	(0.37)	(0.18)		(0.28)

Total dividends and distributions	(1.40)	(3.23)	(0.37)	(0.18)	(0.28)	(1.40)	(3.23)	(0.37)	(0.18)		(0.28)

Net asset value, end of year	$11.38	$12.31	$11.25	$9.65	$10.43	$11.09	$12.02	$11.04	$9.48		$10.28

Total return	3.74%	39.08%	20.47%	(5.64)%	17.56%	3.83%	39.07%	20.41%	(5.92)%		17.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,531	$16,381	$11,114	$8,833	$7,796	$415,372	$397,390	$872,656	$678,530		$558,097
Ratio of expenses to average net assets:
After fees paid indirectly	1.04%	1.03%	1.02%	0.76%	0.71%	1.04%	1.03%	1.02%	1.01	%(c)	0.96	%(c)
Before fees paid indirectly	1.04%	1.04%	1.03%	0.78%	0.78%	1.04%	1.04%	1.03%	1.03%		1.03%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.39)%	(0.47)%	0.01%	(0.33)%	— %‡‡	(0.38)%	(0.39)%	0.01%	(0.57)%		(0.24)%
Before fees paid indirectly	(0.39)%	(0.48)%	— %‡‡	(0.35)%	(0.07)%	(0.38)%	(0.39)%	— %‡‡	(0.60)%		(0.32)%
Portfolio turnover rate ^	90%	103%	92%	110%	164%	90%	103%	92%	110%		164%

EQ Advisors Trust	Financial Highlights	381

Financial Highlights (cont’d)

EQ/Wells Fargo Omega Growth Portfolio

	Class K
	Year Ended December 31,		August 29, 2012* to December 31, 2012
	2014	2013
Net asset value, beginning of period	$12.33	$11.23	$11.26

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.03)	0.05
Net realized and unrealized gain (loss) on investments	0.53	4.36	0.21

Total from investment operations	0.51	4.33	0.26

Less distributions:
Dividends from net investment income	—	—	(0.03)
Distributions from net realized gains	(1.40)	(3.23)	(0.26)

Total dividends and distributions	(1.40)	(3.23)	(0.29)

Net asset value, end of period	$11.44	$12.33	$11.23

Total return (b)	4.06%	39.51%	2.35%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,995	$8,250	$1,427
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.79%	0.78%	0.79%
Before fees paid indirectly (a)	0.79%	0.79%	0.80%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	(0.13)%	(0.23)%	1.32%
Before fees paid indirectly (a)	(0.13)%	(0.25)%	1.32%
Portfolio turnover rate ^	90%	103%	92%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

382	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

Multimanager Aggressive Equity Portfolio (q)

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Net asset value, beginning of year	$39.98	$29.17	$25.60	$27.32	$23.37		$39.25	$28.65	$25.15	$26.85	$22.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.03	0.06	0.06	0.14		0.05	0.03	0.06	(0.01)	—	#
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.21	10.82	3.58	(1.73)	4.03		4.14	10.61	3.51	(1.69)	4.03

Total from investment operations	4.26	10.85	3.64	(1.67)	4.17		4.19	10.64	3.57	(1.70)	4.03

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.07)	(0.05)	(0.22)		(0.04)	(0.04)	(0.07)	—	(0.15)

Net asset value, end of year	$44.20	$39.98	$29.17	$25.60	$27.32		$43.40	$39.25	$28.65	$25.15	$26.85

Total return	10.66%	37.21%	14.21%	(6.12)%	17.92	%(aa)	10.68%	37.14%	14.19%	(6.33)%	17.63	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,029,733	$1,029,123	$849,059	$833,975	$1,009,682		$84,253	$85,890	$559,267	$558,736	$696,114
Ratio of expenses to average net assets:
After fees paid indirectly	1.03%	1.03%	1.00%	0.74%	0.76%		1.03%	1.03%	1.00%	0.99%	1.01%
Before fees paid indirectly	1.03%	1.03%	1.01%	0.75%	0.77%		1.03%	1.03%	1.01%	1.00%	1.02%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.12%	0.09%	0.23%	0.21%	0.56%		0.12%	0.11%	0.22%	(0.04)%	(0.02)%
Before fees paid indirectly	0.12%	0.09%	0.22%	0.20%	0.55%		0.12%	0.10%	0.22%	(0.05)%	(0.02)%
Portfolio turnover rate ^	54%	72%	72%	74%	54%		54%	72%	72%	74%	54%

EQ Advisors Trust	Financial Highlights	383

Financial Highlights (cont’d)

Multimanager Aggressive Equity Portfolio (q)

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$39.98	$29.17	$25.60	$24.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.12	0.12	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.22	10.83	3.59	0.77

Total from investment operations	4.37	10.95	3.71	0.80

Less distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.14)	(0.05)

Net asset value, end of period	$44.20	$39.98	$29.17	$25.60

Total return (b)	10.94%	37.55%	14.50%	3.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,902	$8,181	$6,404	$10,092
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.78%	0.78%	0.75%	0.74%
Before fees paid indirectly (a)	0.78%	0.78%	0.76%	0.75%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.36%	0.34%	0.43%	0.37%
Before fees paid indirectly (a)	0.36%	0.34%	0.42%	0.37%
Portfolio turnover rate ^	54%	72%	72%	74%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(q)	On September 17, 2010, this Portfolio received, through a substitution transaction, the assets and liabilities of Multimanager Large Cap Growth Portfolio that followed the same objectives as this Portfolio.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 17.83%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 17.58%.

384	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

Multimanager Core Bond Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.87	$10.29	$10.44	$10.48	$10.27	$9.89	$10.31	$10.46	$10.50	$10.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.15	0.19	0.24	0.30	0.17	0.15	0.19	0.23	0.27
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.19	(0.38)	0.38	0.39	0.37	0.20	(0.38)	0.38	0.37	0.38

Total from investment operations	0.36	(0.23)	0.57	0.63	0.67	0.37	(0.23)	0.57	0.60	0.65

Less distributions:
Dividends from net investment income	(0.21)	(0.16)	(0.22)	(0.30)	(0.32)	(0.21)	(0.16)	(0.22)	(0.27)	(0.30)
Distributions from net realized gains	(0.11)	(0.03)	(0.50)	(0.37)	(0.14)	(0.11)	(0.03)	(0.50)	(0.37)	(0.14)

Total dividends and distributions	(0.32)	(0.19)	(0.72)	(0.67)	(0.46)	(0.32)	(0.19)	(0.72)	(0.64)	(0.44)

Net asset value, end of year	$9.91	$9.87	$10.29	$10.44	$10.48	$9.94	$9.89	$10.31	$10.46	$10.50

Total return	3.60%	(2.33)%	5.50%	6.10%	6.60%	3.70%	(2.31)%	5.50%	5.83%	6.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$36,937	$37,566	$41,985	$41,783	$2,826,132	$291,789	$291,699	$1,776,443	$1,533,747	$1,388,875
Ratio of expenses to average net assets:
After waivers	1.01%**	1.00%	0.98%	0.69%	0.69%	1.01%**	1.00%	0.98%	0.94%	0.94%
Before waivers	1.02%**	1.00%	0.98%	0.69%	0.69%	1.02%**	1.00%	0.98%	0.94%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers	1.67%	1.52%	1.77%	2.28%	2.80%	1.67%	1.52%	1.76%	2.19%	2.55%
Before waivers	1.66%	1.52%	1.77%	2.28%	2.80%	1.66%	1.52%	1.76%	2.19%	2.55%
Portfolio turnover rate ^	264%	410%	376%	384%	492%	264%	410%	376%	384%	492%

EQ Advisors Trust	Financial Highlights	385

Financial Highlights (cont’d)

Multimanager Core Bond Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$9.87	$10.29	$10.44	$10.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.18	0.22	0.11
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.19	(0.39)	0.38	0.02

Total from investment operations	0.38	(0.21)	0.60	0.13

Less distributions:
Dividends from net investment income	(0.23)	(0.18)	(0.25)	(0.13)
Distributions from net realized gains	(0.11)	(0.03)	(0.50)	(0.37)

Total dividends and distributions	(0.34)	(0.21)	(0.75)	(0.50)

Net asset value, end of period	$9.91	$9.87	$10.29	$10.44

Total return (b)	3.86%	(2.08)%	5.76%	1.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$340,869	$372,956	$376,965	$1,325,807
Ratio of expenses to average net assets:
After waivers (a)	0.76%**	0.75%	0.72%	0.69%
Before waivers (a)	0.77%**	0.75%	0.72%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.92%	1.77%	2.06%	2.78%
Before waivers (a)	1.91%	1.77%	2.06%	2.78%
Portfolio turnover rate ^	264%	410%	376%	384%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Interest Expense of 0.01%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

386	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

Multimanager Mid Cap Growth Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2014		2013	2012	2011	2010	2014		2013	2012	2011		2010
Net asset value, beginning of year	$10.08		$9.85	$8.54	$9.24	$7.27	$9.67		$9.56	$8.28	$8.99		$7.08

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.06)		(0.10)	(0.05)	(0.06)	(0.03)	(0.06)		(0.09)	(0.05)	(0.07)		(0.05)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.54		3.91	1.36	(0.64)	2.00	0.52		3.78	1.33	(0.64)		1.96

Total from investment operations	0.48		3.81	1.31	(0.70)	1.97	0.46		3.69	1.28	(0.71)		1.91

Less distributions:
Distributions from net realized gains	(1.09)		(3.58)	—	—	—	(1.09)		(3.58)	—	—		—

Net asset value, end of year	$9.47		$10.08	$9.85	$8.54	$9.24	$9.04		$9.67	$9.56	$8.28		$8.99

Total return	4.91%		40.15%	15.34%	(7.58)%	27.10%	4.92%		40.14%	15.46%	(7.90)%		26.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,497		$15,677	$12,192	$11,871	$78,095	$119,389		$122,032	$402,021	$377,314		$464,630
Ratio of expenses to average net assets:
After waivers and reimbursements	1.23	%(f)	1.25%	1.26%	0.99%	1.04%	1.23	%(f)	1.25%	1.26%	1.24	%(c)	1.29%
After waivers, reimbursements and fees paid indirectly	1.23	%(f)	1.25%	1.26%	0.99%	1.03%	1.23	%(f)	1.25%	1.26%	1.24%		1.28%
Before waivers, reimbursements and fees paid indirectly	1.36	%(f)	1.32%	1.27%	1.01%	1.04%	1.36	%(f)	1.28%	1.27%	1.26	%(c)	1.29%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	(0.62	)%(f)	(0.82)%	(0.54)%	(0.59)%	(0.43)%	(0.62	)%(f)	(0.80)%	(0.53)%	(0.81)%		(0.67)%
After waivers, reimbursements and fees paid indirectly	(0.62	)%(f)	(0.82)%	(0.53)%	(0.59)%	(0.43)%	(0.62	)%(f)	(0.80)%	(0.53)%	(0.81)%		(0.67)%
Before waivers, reimbursements and fees paid indirectly	(0.76	)%(f)	(0.89)%	(0.54)%	(0.60)%	(0.44)%	(0.76	)%(f)	(0.83)%	(0.54)%	(0.82)%		(0.68)%
Portfolio turnover rate ^	59%		66%	54%	64%	65%	59%		66%	54%	64%		65%

EQ Advisors Trust	Financial Highlights	387

Financial Highlights (cont’d)

Multimanager Mid Cap Growth Portfolio

	Class K
	Year Ended December 31,				August 26, 2011* to December 31, 2011
	2014		2013	2012
Net asset value, beginning of period	$10.16		$9.88	$8.54	$8.22

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)		(0.07)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.54		3.93	1.37	0.33

Total from investment operations	0.50		3.86	1.34	0.32

Less distributions:
Distributions from net realized gains	(1.09)		(3.58)	—	—

Net asset value, end of period	$9.57		$10.16	$9.88	$8.54

Total return (b)	5.07%		40.57%	15.69%	3.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$41,750		$47,116	$41,104	$56,983
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.98	%(f)	1.00%	1.01%	1.00%
After waivers, reimbursements and fees paid indirectly (a)	0.98	%(f)	1.00%	1.01%	1.00%
Before waivers, reimbursements and fees paid indirectly (a)	1.11	%(f)	1.07%	1.02%	1.01	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.37	)%(f)	(0.57)%	(0.29)%	(0.48)%
After waivers, reimbursements and fees paid indirectly (a)	(0.37	)%(f)	(0.56)%	(0.29)%	(0.48)%
Before waivers, reimbursements and fees paid indirectly (a)	(0.50	)%(f)	(0.64)%	(0.30)%	(0.48)%
Portfolio turnover rate ^	59%		66%	54%	64%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

388	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

Multimanager Mid Cap Value Portfolio

	Class IA									Class IB
	Year Ended December 31,									Year Ended December 31,
	2014	2013		2012		2011		2010		2014	2013		2012		2011		2010
Net asset value, beginning of year	$13.49	$9.98		$8.73		$10.07		$8.12		$13.22	$9.79		$8.55		$9.87		$7.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.01		0.02		0.02		0.06		0.04	0.01		0.02		—	#	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.68	3.55		1.27		(1.34)		1.98		0.67	3.46		1.26		(1.32)		1.95

Total from investment operations	0.72	3.56		1.29		(1.32)		2.04		0.71	3.47		1.28		(1.32)		1.98

Less distributions:
Dividends from net investment income	(0.06)	(0.05)		(0.04)		(0.02)		(0.09)		(0.06)	(0.04)		(0.04)		—	#	(0.07)

Net asset value, end of year	$14.15	$13.49		$9.98		$8.73		$10.07		$13.87	$13.22		$9.79		$8.55		$9.87

Total return	5.37%	35.64%		14.73%		(13.07)%		25.19%		5.39%	35.50%		14.92%		(13.36)%		24.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,187	$14,096		$12,428		$12,213		$64,756		$119,568	$125,036		$463,546		$450,690		$553,947
Ratio of expenses to average net assets:
After waivers and reimbursements	1.22%	1.25	%(f)	1.25	%(f)	0.98	%(f)	1.02	%(f)	1.22%	1.25	%(f)	1.25	%(f)	1.23	%(f)	1.27	%(f)
After waivers, reimbursements and fees paid indirectly	1.22%	1.25	%(f)	1.23	%(f)	0.96	%(f)	1.00	%(f)	1.22%	1.25	%(f)	1.23	%(f)	1.21	%(f)	1.25	%(f)
Before waivers, reimbursements and fees paid indirectly	1.35%	1.30	%(f)	1.26	%(f)	0.99	%(f)	1.02	%(f)	1.35%	1.27	%(f)	1.26	%(f)	1.24	%(f)	1.27	%(f)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.27%	0.09	%(f)	0.17	%(f)	0.20	%(f)	0.64	%(f)	0.27%	0.06	%(f)	0.17	%(f)	—	%‡‡(f)	0.38	%(f)
After waivers, reimbursements and fees paid indirectly	0.27%	0.09	%(f)	0.19	%(f)	0.22	%(f)	0.65	%(f)	0.27%	0.07	%(f)	0.19	%(f)	0.03	%(f)	0.39	%(f)
Before waivers, reimbursements and fees paid indirectly	0.15%	0.04	%(f)	0.16	%(f)	0.19	%(f)	0.63	%(f)	0.15%	0.04	%(f)	0.16	%(f)	—	%‡‡(f)	0.37	%(f)
Portfolio turnover rate ^	42%	37%		60%		95%		51%		42%	37%		60%		95%		51%

EQ Advisors Trust	Financial Highlights	389

Financial Highlights (cont’d)

Multimanager Mid Cap Value Portfolio

	Class K
	Year Ended December 31,					August 26, 2011* to December 31, 2011
	2014	2013		2012
Net asset value, beginning of period	$13.49	$9.98		$8.73		$8.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.04		0.04		0.01
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.69	3.55		1.27		0.04

Total from investment operations	0.76	3.59		1.31		0.05

Less distributions:
Dividends from net investment income	(0.10)	(0.08)		(0.06)		(0.02)

Net asset value, end of period	$14.15	$13.49		$9.98		$8.73

Total return (b)	5.63%	35.98%		15.02%		0.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$84,470	$97,165		$83,979		$84,176
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.98%	1.00	%(f)	1.00	%(f)	0.99	%(f)
After waivers, reimbursements and fees paid indirectly (a)	0.98%	1.00	%(f)	0.98	%(f)	0.94	%(f)
Before waivers, reimbursements and fees paid indirectly (a)	1.10%	1.05	%(f)	1.01	%(f)	0.99	%(f)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.51%	0.34	%(f)	0.42	%(f)	0.35	%(f)
After waivers, reimbursements and fees paid indirectly (a)	0.51%	0.34	%(f)	0.44	%(f)	0.40	%(f)
Before waivers, reimbursements and fees paid indirectly (a)	0.39%	0.29	%(f)	0.41	%(f)	0.35	%(f)
Portfolio turnover rate ^	42%	37%		60%		95%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Percent shown is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).

390	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

Multimanager Technology Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$19.23	$14.18	$12.50	$13.10	$11.10	$18.75	$13.83	$12.19	$12.81	$10.88

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.03)	(0.01)	(0.03)	(0.04)	(0.04)	(0.03)	(0.01)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.65	5.08	1.69	(0.57)	2.04	2.59	4.95	1.65	(0.55)	1.99

Total from investment operations	2.61	5.05	1.68	(0.60)	2.00	2.55	4.92	1.64	(0.62)	1.93

Less distributions:
Distributions from net realized gains	(1.49)	—	—	—	—	(1.49)	—	—	—	—

Net asset value, end of year	$20.35	$19.23	$14.18	$12.50	$13.10	$19.81	$18.75	$13.83	$12.19	$12.81

Total return	13.55%	35.61%	13.44%	(4.58)%	18.02%	13.58%	35.57%	13.45%	(4.84)%	17.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$16,481	$15,170	$12,142	$12,244	$12,776	$787,345	$727,651	$607,397	$580,608	$663,895
Ratio of expenses to average net assets:
After waivers (f)	1.37%	1.40%	1.40%	1.14%	1.16%	1.37%	1.40%	1.40%	1.39%	1.41%
After waivers and fees paid indirectly (f)	1.37%	1.39%	1.39%	1.13%	1.14%	1.37%	1.39%	1.39%	1.38%	1.39%
Before waivers and fees paid indirectly (f)	1.40%	1.40%	1.40%	1.14%	1.16%	1.40%	1.40%	1.40%	1.39%	1.41%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.20)%	(0.17)%	(0.11)%	(0.27)%	(0.35)%	(0.20)%	(0.17)%	(0.10)%	(0.53)%	(0.60)%
After waivers and fees paid indirectly (f)	(0.20)%	(0.16)%	(0.10)%	(0.26)%	(0.34)%	(0.20)%	(0.16)%	(0.09)%	(0.52)%	(0.58)%
Before waivers and fees paid indirectly (f)	(0.23)%	(0.17)%	(0.11)%	(0.27)%	(0.35)%	(0.23)%	(0.17)%	(0.10)%	(0.53)%	(0.60)%
Portfolio turnover rate ^	59%	64%	62%	78%	84%	59%	64%	62%	78%	84%

EQ Advisors Trust	Financial Highlights	391

Financial Highlights (cont’d)

Multimanager Technology Portfolio

	Class K
	Year Ended December 31,		August 29, 2012* to December 31, 2012
	2014	2013
Net asset value, beginning of period	$19.37	$14.20	$14.48

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.05	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.63	5.12	(0.31)

Total from investment operations	2.67	5.17	(0.28)

Less distributions:
Distributions from net realized gains	(1.49)	—	—

Net asset value, end of period	$20.55	$19.37	$14.20

Total return (b)	13.76%	36.41%	(1.93)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,849	$1,404	$25
Ratio of expenses to average net assets:
After waivers (a)(f)	1.10%	1.15%	1.14%
After waivers and fees paid indirectly (a)(f)	1.10%	1.14%	1.13%
Before waivers and fees paid indirectly (a)(f)	1.14%	1.15%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.17%	0.29%	0.58%
After waivers and fees paid indirectly (a)(f)	0.17%	0.30%	0.59%
Before waivers and fees paid indirectly (a)(f)	0.13%	0.29%	0.58%
Portfolio turnover rate ^	59%	64%	62%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

392	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520.

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2015 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated May 1, 2015

This Prospectus describes five (5) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA, Class IB and Class K shares offered by the Trust on behalf of the Portfolios. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

AXA All Asset Allocation Series Portfolios

All Asset Moderate Growth - Alt 15 Portfolio†

All Asset Growth - Alt 20 Portfolio

All Asset Aggressive - Alt 25 Portfolio†

All Asset Aggressive - Alt 50 Portfolio†

All Asset Aggressive - Alt 75 Portfolio†

*	Not all of these Portfolios may be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.
†	The Trust offers only Class IB and Class K shares on behalf of this Portfolio.

The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or this Prospectus. Any representation to the contrary is a criminal offense.

Allocation

(791934)

EQ Advisors Trust

2	Table of Contents	EQ Advisors Trust

All Asset Moderate Growth – Alt 15 Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
All Asset Moderate Growth — Alt 15 Portfolio	Class IB Shares	Class K Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	1.83%	2.00%
Acquired Fund Fees and Expenses	0.76%	0.76%
Total Annual Portfolio Operating Expenses	2.94%	2.86%
Fee Waiver and/or Expense Reimbursement†	–1.53%	–1.70%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.41%	1.16%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$144	$765	$1,413	$3,152
Class K Shares	$118	$725	$1,358	$3,063

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”). The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 45% of its assets in equity investments, 40% of its assets in fixed income investments and 15% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. Alternative investments are alternatives to traditional equity or fixed income investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments may include, for example, convertible securities, investments in certain industries or sectors (e.g., infrastructure), exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the EQ/Real Estate PLUS Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio. This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval.

Subject to the asset allocation target set forth above, the Manager also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap

EQ Advisors Trust	About the Investment Portfolios	3

All Asset Moderate Growth – Alt 15 Portfolio (continued)

equity securities, international/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as “junk bonds”)). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally will invest its assets in a combination of Underlying Portfolios or Underlying ETFs that would result in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below. The Manager may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category. The REITS, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers.

Asset Class
Range of Equity	45%
Large Cap Equity Securities	15%
Micro/Small/Mid Cap Equity Securities	15%
International/Emerging Markets Securities	15%
Range of Alternative Investments	15%
REITS	5%
Other Alternatives	10%
Range of Fixed Income	40%
Investment Grade Bonds	36%
High Yield Bonds	4%

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

•

Affiliated Portfolio Risk: In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Alternative Investment Risk: To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, the Portfolio will be subject to the risks associated with such investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectation. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

•

Commodity Price Volatility Risk: Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

•

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

4	About the Investment Portfolios	EQ Advisors Trust

•

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

•

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters.

•

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

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Infrastructure Sector Risk: Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations.

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Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

EQ Advisors Trust	About the Investment Portfolios	5

All Asset Moderate Growth – Alt 15 Portfolio (continued)

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Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (i.e., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

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Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in mid-, small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small- and micro-cap capitalization companies than for mid-capitalization companies.

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Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

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Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by an Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

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Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

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Risks Related to Investments in Underlying Portfolios and Underlying ETFs: A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a

6	About the Investment Portfolios	EQ Advisors Trust

mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. The Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an Underlying ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

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Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
5.20% (2013 3rd Quarter)	-2.99% (2014 3rd Quarter)

Average Annual Total Returns
	One Year	Since Inception
All Asset Moderate Growth-Alt 15 Portfolio — Class IB Shares (Inception Date: August 29, 2012)	2.46%	7.10%
All Asset Moderate Growth-Alt 15 Portfolio — Class K Shares (Inception Date: August 29, 2012)	2.72%	7.37%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	20.07%
Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.13%	1.34%
All Asset Moderate Growth-Alt 15 Index (reflects no deduction for fees, expenses, or taxes)	5.11%	8.77%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	August 2012
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	August 2012
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	August 2012
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2014

EQ Advisors Trust	About the Investment Portfolios	7

All Asset Moderate Growth – Alt 15 Portfolio (continued)

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

8	About the Investment Portfolios	EQ Advisors Trust

All Asset Growth – Alt 20 Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
All Asset Growth-Alt 20 Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.76%	0.76%	0.76%
Total Annual Portfolio Operating Expenses	1.34%	1.34%	1.09%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$136	$425	$734	$1,613
Class IB Shares	$136	$425	$734	$1,613
Class K Shares	$111	$347	$601	$1,329

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”). The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. Alternative investments are alternatives to traditional equity or fixed income investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments may include, for example, convertible securities, investments in certain industries or sectors (e.g., infrastructure), exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the EQ/Real Estate PLUS Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio. This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval.

Subject to the asset allocation target set forth above, the Manager also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, international/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as “junk bonds”)). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally will invest its assets in a combination of Underlying Portfolios or Underlying ETFs that would result in the Portfolio being invested in the following asset categories in the approximate percentages shown in

EQ Advisors Trust	About the Investment Portfolios	9

All Asset Growth-Alt 20 Portfolio (continued)

the table below. The Manager may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category. The REITs, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers.

Asset Class
Range of Equity	55%
Large Cap Equity Securities	20%
Micro/Small/Mid Cap Equity Securities	15%
International/Emerging Markets Securities	20%
Range of Alternative Investments	20%
REITs	5%
Other Alternatives	15%
Range of Fixed Income	25%
Investment Grade Bonds	23%
High Yield Bonds	2%

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

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Affiliated Portfolio Risk: In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

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Alternative Investment Risk: To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, the Portfolio will be subject to the risks associated with such investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectation. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

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Commodity Price Volatility Risk: Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

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Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor

10	About the Investment Portfolios	EQ Advisors Trust

its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

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Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters.

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Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

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Infrastructure Sector Risk: Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations.

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Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

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Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P’’) or Fitch Ratings Ltd. (“Fitch’’) or Baa or higher by Moody’s Investors Services, Inc. (“Moody’s’’). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are

EQ Advisors Trust	About the Investment Portfolios	11

All Asset Growth-Alt 20 Portfolio (continued)

considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

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Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk. A Portfolio’s investments in mid-, small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small- and micro-cap capitalization companies than for mid-capitalization companies.

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Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

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Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by an Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

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Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

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Risks Related to Investments in Underlying Portfolios and Underlying ETFs: A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their

12	About the Investment Portfolios	EQ Advisors Trust

investment objectives. The Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an Underlying ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

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Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

For periods prior to the inception date for Class IA shares (October 29, 2009), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.31% (2009 2nd Quarter)	–16.47% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years/Since Inception
All Asset Growth-Alt 20 Portfolio — Class IA Shares	2.42%	7.85%	4.50%
All Asset Growth-Alt 20 Portfolio — Class IB Shares	2.36%	7.74%	4.44%
All Asset Growth-Alt 20 Portfolio — Class K Shares (Inception Date: August 29, 2012)	2.62%	N/A	8.84%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.13%	3.54%	4.10%
All Asset Growth-Alt 20 Index (reflects no deduction for fees, expenses, or taxes)	4.81%	8.55%	5.95%

EQ Advisors Trust	About the Investment Portfolios	13

All Asset Growth-Alt 20 Portfolio (continued)

WHO MANAGES THE PORTFOLIO

Investment Managers: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2005
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2014

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your contract Prospectus for more information on purchasing and redeeming Portfolio Shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

14	About the Investment Portfolios	EQ Advisors Trust

All Asset Aggressive – Alt 25 Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
All Asset Aggressive — Alt 25 Portfolio	Class IB Shares	Class K Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	1.85%	1.96%
Acquired Fund Fees and Expenses	0.78%	0.78%
Total Annual Portfolio Operating Expenses	2.98%	2.84%
Fee Waiver and/or Expense Reimbursement†	–1.55%	–1.66%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.43%	1.18%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$146	$775	$1,431	$3,189
Class K Shares	$120	$723	$1,352	$3,046

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of the portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”). The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 65% of its assets in equity investments, 10% of its assets in fixed income investments and 25% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. Alternative investments are alternatives to traditional equity or fixed income investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments may include, for example, convertible securities, investments in certain industries or sectors (e.g., infrastructure), exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the EQ/Real Estate PLUS Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio. This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval.

Subject to the asset allocation target set forth above, the Manager also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within

EQ Advisors Trust	About the Investment Portfolios	15

All Asset Aggressive – Alt 25 Portfolio (continued)

each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, international/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as “junk bonds”)). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally will invest its assets in a combination of Underlying Portfolios or Underlying ETFs that would result in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below. The Manager may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category. The REITS, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers.

Asset Class
Range of Equity	65%
Large Cap Equity Securities	25%
Micro/Small/Mid Cap Equity Securities	20%
International/Emerging Markets Securities	20%
Range of Alternative Investments	25%
REITS	5%
Other Alternatives	20%
Range of Fixed Income	10%
Investment Grade Bonds	9%
High Yield Bonds	1%

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

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Affiliated Portfolio Risk: In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

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Alternative Investment Risk: To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, the Portfolio will be subject to the risks associated with such investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectation. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

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Commodity Price Volatility Risk: Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

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Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into

16	About the Investment Portfolios	EQ Advisors Trust

which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

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Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters.

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Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

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Infrastructure Sector Risk: Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations.

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Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the

EQ Advisors Trust	About the Investment Portfolios	17

All Asset Aggressive – Alt 25 Portfolio (continued)

date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

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Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (Moody’s”). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

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Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in mid-, small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small- and micro-cap capitalization companies than for mid-capitalization companies.

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Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

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Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by an Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

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Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

•	Risks Related to Investments in Underlying Portfolios and Underlying ETFs: A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged

18	About the Investment Portfolios	EQ Advisors Trust

by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. The Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an Underlying ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

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Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
7.47% (2013 3rd Quarter)	-4.03% (2014 3rd Quarter)

Average Annual Total Returns
	One Year	Since Inception
All Asset Aggressive — Alt 25 Portfolio — Class IB Shares (Inception Date: August 29, 2012)	2.36%	10.33%
All Asset Aggressive — Alt 25 Portfolio — Class K Shares (Inception Date: August 29, 2012)	2.53%	10.57%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	20.07%
Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.13%	1.34%
All Asset Aggressive-Alt 25 Index (reflects no deduction for fees, expenses, or taxes)	5.15%	11.78%

EQ Advisors Trust	About the Investment Portfolios	19

All Asset Aggressive – Alt 25 Portfolio (continued)

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	August 2012
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	August 2012
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	August 2012
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2014

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

20	About the Investment Portfolios	EQ Advisors Trust

All Asset Aggressive – Alt 50 Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
All Asset Aggressive — Alt 50 Portfolio	Class IB Shares	Class K Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	4.71%	4.61%
Acquired Fund Fees and Expenses	0.79%	0.79%
Total Annual Portfolio Operating Expenses	5.85%	5.50%
Fee Waiver and/or Expense Reimbursement†	–4.41%	–4.31%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.44%	1.19%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$147	$1,348	$2,529	$5,395
Class K Shares	$121	$1,257	$2,382	$5,146

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”). The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 45% of its assets in equity investments, 5% of its assets in fixed income investments and 50% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. Alternative investments are alternatives to traditional equity or fixed income investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments may include, for example, convertible securities, investments in certain industries or sectors (e.g., infrastructure), exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the EQ/Real Estate PLUS Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio. This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval.

Subject to the asset allocation target set forth above, the Manager also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within

EQ Advisors Trust	About the Investment Portfolios	21

All Asset Aggressive – Alt 50 Portfolio (continued)

each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, international/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as “junk bonds”)). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally will invest its assets in a combination of Underlying Portfolios or Underlying ETFs that would result in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below. The Manager may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category. The REITS, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers.

Asset Class
Range of Equity	45%
Large Cap Equity Securities	20%
Micro/Small/Mid Cap Equity Securities	10%
International/Emerging Markets Securities	15%
Range of Alternative Investments	50%
REITS	15%
Other Alternatives	35%
Range of Fixed Income	5%
Investment Grade Bonds	4%
High Yield Bonds	1%

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

•

Affiliated Portfolio Risk: In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

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Alternative Investment Risk: To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, the Portfolio will be subject to the risks associated with such investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and, the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectation. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

•

Commodity Price Volatility Risk: Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

•

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives

22	About the Investment Portfolios	EQ Advisors Trust

a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

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Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters.

•

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

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Infrastructure Sector Risk: Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations.

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Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely,

EQ Advisors Trust	About the Investment Portfolios	23

All Asset Aggressive – Alt 50 Portfolio (continued)

when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a portfolio.

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Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (i.e., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

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Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in mid-, small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small- and micro-cap capitalization companies than for mid-capitalization companies.

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Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

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Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by an Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

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Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

24	About the Investment Portfolios	EQ Advisors Trust

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Risks Related to Investments in Underlying Portfolios and Underlying ETFs: A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. The Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an Underlying ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

•

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
5.48% (2014 2nd Quarter)	-5.29% (2014 3rd Quarter)

Average Annual Total Returns
	One Year	Since Inception
All Asset Aggressive — Alt 50 Portfolio — Class IB Shares (Inception Date: October 28, 2013)	1.69%	1.02%
All Asset Aggressive — Alt 50 Portfolio — Class K Shares (Inception Date: October 28, 2013)	1.95%	1.28%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	16.59%
Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.13%	2.08%
All Asset Aggressive-Alt 50 Index (reflects no deduction for fees, expenses, or taxes)	6.88%	6.48%

EQ Advisors Trust	About the Investment Portfolios	25

All Asset Aggressive – Alt 50 Portfolio (continued)

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

26	About the Investment Portfolios	EQ Advisors Trust

All Asset Aggressive – Alt 75 Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
All Asset Aggressive — Alt 75 Portfolio	Class IB Shares	Class K Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	4.66%	4.51%
Acquired Fund Fees and Expenses	0.81%	0.81%
Total Annual Portfolio Operating Expenses	5.82%	5.42%
Fee Waiver and/or Expense Reimbursement†	–4.36%	–4.21%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.46%	1.21%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.65% for Class IB shares and 0.40% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$149	$1,344	$2,520	$5,376
Class K Shares	$123	$1,244	$2,355	$5,091

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”). The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 20% of its assets in equity investments, 5% of its assets in fixed income investments and 75% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. Alternative investments are alternatives to traditional equity or fixed income investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments may include, for example, convertible securities, investments in certain industries or sectors (e.g., infrastructure), exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the EQ/Real Estate PLUS Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio. This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval.

Subject to the asset allocation target set forth above, the Manager also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities,

EQ Advisors Trust	About the Investment Portfolios	27

All Asset Aggressive – Alt 75 Portfolio (continued)

micro/small/mid cap equity securities, international/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as “junk bonds”)). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally will invest its assets in a combination of Underlying Portfolios or Underlying ETFs that would result in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below. The Manager may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category. The REITS, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers.

Asset Class
Range of Equity	20%
Large Cap Equity Securities	10%
Micro/Small/Mid Cap Equity Securities	5%
International/Emerging Markets Securities	5%
Range of Alternative Investments	75%
REITS	20%
Other Alternatives	55%
Range of Fixed Income	5%
Investment Grade Bonds	4%
High Yield Bonds	1%

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

•

Affiliated Portfolio Risk: In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Alternative Investment Risk: To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, the Portfolio will be subject to the risks associated with such investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and, the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectation. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

•

Commodity Price Volatility Risk: Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

•

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

28	About the Investment Portfolios	EQ Advisors Trust

•

Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

•

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters.

•

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Infrastructure Sector Risk: Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations.

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Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a portfolio.

•

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by

EQ Advisors Trust	About the Investment Portfolios	29

All Asset Aggressive – Alt 75 Portfolio (continued)

Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

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Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in mid-, small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small- and micro-cap capitalization companies than for mid-capitalization companies.

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Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

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Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by an Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

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Risks Related to Investments in Underlying Portfolios and Underlying ETFs: A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their

30	About the Investment Portfolios	EQ Advisors Trust

investment objectives. The Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an Underlying ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

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Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
6.66% (2014 2nd Quarter)	-6.34% (2014 3rd Quarter)

Average Annual Total Returns
	One Year	Since Inception
All Asset Aggressive — Alt 75 Portfolio — Class IB Shares (Inception Date: October 28, 2013)	0.38%	–1.09%
All Asset Aggressive — Alt 75 Portfolio — Class K Shares (Inception Date: October 28, 2013)	0.64%	–0.84%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	16.59%
Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.13%	2.08%
All Asset Aggressive-Alt 75 Index (reflects no deduction for fees, expenses, or taxes)	6.95%	5.45%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013

EQ Advisors Trust	About the Investment Portfolios	31

All Asset Aggressive – Alt 75 Portfolio (continued)

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

32	About the Investment Portfolios	EQ Advisors Trust

2. More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs

Investment Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective, policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without prior notice or shareholder approval. In addition, to the extent that a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

Underlying Portfolios and Underlying ETFs

Each Portfolio invests primarily in Underlying Portfolios and Underlying ETFs. Accordingly, each Portfolio’s performance depends upon a favorable allocation by the Manager among the Underlying Portfolios and Underlying ETFs as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios are other mutual funds that are managed by the Manager and sub-advised by one or more investment sub-advisers, which may include affiliates of the Manager. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An Underlying ETF generally holds the same stocks, bonds or other instruments as the index it tracks (or it may hold a representative sample of such instruments). Accordingly, each Underlying ETF is designed so that its performance will correspond closely with that of the index it tracks.

Generally, a portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which a Portfolio relies to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolios rely on these exemptive orders in investing in ETFs.

The following is a list of the Underlying Portfolios and Underlying ETFs in which the Portfolios currently may invest, generally divided by asset category, based on each Underlying Portfolio’s and Underlying ETF’s primary holdings. The list of Underlying Portfolios and Underlying ETFs in which the Portfolios may invest may change from time to time at the discretion of the Manager without notice or shareholder approval. A Portfolio will not necessarily invest in every Underlying Portfolio or Underlying ETF at one time. Additional information regarding the Underlying Portfolios is included in the prospectuses for those portfolios dated May 1, 2015, as supplemented from time to time. The Portfolios will purchase Class K shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees. Additional information regarding the Underlying ETFs is included in their current prospectus.

Large Cap Equities

AXA/Loomis Sayles Growth

EQ/BlackRock Basic Value Equity

EQ/Boston Advisors Equity Income

EQ/Capital Guardian Research

EQ/Common Stock Index

EQ/Equity 500 Index

EQ/Invesco Comstock

EQ/JPMorgan Value Opportunities

EQ/Large Cap Growth Index

EQ/Large Cap Value Index

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth and Income

EQ/Wells Fargo Omega Growth

Multimanager Aggressive Equity

SPDR® S&P 500 ETF

Vanguard High Dividend Yield ETF

Vanguard Total Stock Market ETF

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Small/Mid Cap Equities

AXA/AB Small Cap Growth

EQ/GAMCO Small Company Value

EQ/Mid Cap Index

EQ/Morgan Stanley Mid Cap Growth

EQ/Small Company Index

Multimanager Mid Cap Growth

Multimanager Mid Cap Value

International/Emerging Markets Securities

EQ/International Equity Index

EQ/International ETF

EQ/MFS International Growth

EQ/Oppenheimer Global

iShares® China Large-Cap ETF

iShares® MSCI Emerging Markets ETF

iShares® MSCI EAFE Small-Cap ETF

iShares® Latin America 40 ETF

SPDR® S&P® Emerging Europe ETF

SPDR® S&P® Emerging Asia Pacific ETF

SPDR® S&P ® Emerging Markets Small Cap ETF

SPDR® S&P ® International Mid Cap ETF

Vanguard FTSE Emerging Markets ETF

Vanguard MSCI EAFE ETF

Vanguard FTSE All-World ex-U.S. ETF

Vanguard FTSE All-World ex-U.S. Small Cap ETF

Vanguard Total World Stock ETF

High Yield Bond

EQ/High Yield Bond

SPDR® Barclays High Yield Bond ETF

Alternative Investments

AXA Natural Resources

Consumer Discretionary Select SPDR Fund

Consumer Staples Select SPDR Fund

EQ/Convertible Securities Portfolio

EQ/Energy ETF Portfolio

Energy Select Sector SPDR Fund

EQ/GAMCO Mergers and Acquisitions

Financial Select Sector SPDR Fund

Health Care Select Sector SPDR Fund

Industrial Select Sector SPDR Fund

iShares® Gold Trust

iShares® U.S. Utilities ETF

iShares® Emerging Markets Infrastructure ETF

iShares® MSCI Global Agriculture Producers ETF

iShares® MSCI Global Gold Miners ETF

iShares® Global Clean Energy ETF

iShares® Global Energy ETF

iShares® Global Infrastructure ETF

iShares® Global Nuclear Energy ETF

iShares® Global Timber and Forestry ETF

iShares® North American Natural Resources ETF

iShares® Silver Trust

iShares® U.S. Oil & Gas Exploration & Production ETF

Materials Select Sector SPDR Fund

PowerShares® DB Agriculture Fund

PowerShares® DB Base Metals Fund

PowerShares® DB Commodity Index Tracking Fund

PowerShares® DB Energy Fund

PowerShares® DB G10 Currency Harvest Fund

PowerShares® DB Gold Fund

PowerShares® DB Oil Fund

PowerShares® DB Precious Metals Fund

PowerShares® DB Silver Fund

PowerShares Multi-Strategy Alternative ETF

SPDR® S&P Metals and Mining ETF

Technology Select Sector SPDR Fund

Utilities Select Sector SPDR Fund

Domestic Real Estate Investment Trusts (“REITs”)

iShares® Cohen & Steers REIT ETF

Vanguard REIT ETF

Global REITs

EQ/Real Estate PLUS

iShares® International Developed Property ETF

SPDR® Dow Jones Global Real Estate ETF

SPDR® Dow Jones International Real Estate ETF

Investment Grade Bond

AXA/AB Short Duration Government Bond

EQ/Core Bond Index

EQ/Global Bond PLUS

EQ/Intermediate Government Bond

EQ/Money Market

EQ/PIMCO Global Real Return

EQ/PIMCO UltraShort Bond

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EQ/Quality Bond PLUS

iShares® Core Total USD Bond Market ETF

iShares® TIPS Bond ETF

iShares® J.P.Morgan USD Emerging Markets Bond ETF

iShares iBoxx $ Investment Grade Corporate Bond ETF

Multimanager Core Bond

SPDR® Barclays International Treasury Bond Fund

SPDR® DB International Government Inflation-Protected Bond ETF

Vanguard Total Bond Market ETF

You should note that the Underlying Portfolios may already be available directly as an investment option in your Contract and that an investor in a Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract and none of the Underlying ETFs are available directly as investment options in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

Asset Allocation Strategy

The Manager determines the asset allocation target for the asset classes, the target investment percentages for each asset category and each Underlying Portfolio and Underlying ETF in which a Portfolio invests using a proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories, Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to fees directly associated with each Portfolio, you will also indirectly bear the fees of the Underlying Portfolios and Underlying ETFs, which, with respect to the Underlying Portfolios, include management and administration fees paid to the Manager, and in certain instances, advisory fees paid by the Manager to its affiliates.

Each Portfolio may deviate from its asset allocation target and target investment percentages as a result of appreciation or depreciation of the equity securities holdings, alternative investment holdings, or fixed income securities holdings of the Underlying Portfolios or Underlying ETFs in which it invests. Each Portfolio has adopted certain policies to reduce the likelihood of such an occurrence. First, the Manager will rebalance each Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its target allocations. Second, the Manager will not allocate any new investment dollars to any Underlying Portfolio or Underlying ETF that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, the Manager will allocate new investment dollars on a priority basis to Underlying Portfolios or Underlying ETFs that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

Additional Information About the Investment Strategies

The following provides additional information regarding the principal investment strategies of the Portfolios as discussed in “About the Investment Portfolios — Principal Investment Strategy” and provides information regarding additional investment strategies that the Portfolios may employ. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Securities of Other Investment Companies and Investment Vehicles. The Portfolios invest in Underlying Portfolios and Underlying ETFs. The Underlying Portfolios are managed by the Manager and sub-advised by one or more sub-advisers, which may include affiliates of the Manager. Each Portfolio has an asset allocation target (an approximate percentage of the Portfolio’s assets allocated between equity, fixed income and alternative investments as represented by the individual holdings of the Underlying Portfolios and Underlying ETFs) and target investment percentages (an approximate percentage of the Portfolio’s assets invested in a particular asset category — e.g., large cap equity securities, small/mid-cap equity securities, international/emerging markets securities, REITs, other alternative investments, investment grade bonds and high yield bonds — as represented by the individual holdings of the Underlying Portfolios and Underlying ETFs).

U.S. Government Securities. The Portfolios may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. This development, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, credit concerns could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

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Cash and Short-Term Investments. The Portfolios may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio or Underlying ETF) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

Each Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed above in “Investment Strategies — Underlying Portfolios and Underlying ETFs.”

Generally, these securities offer less potential for gains than other securities.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, each Portfolio may deviate from its asset allocation target and target investment percentages for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of a Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, a Portfolio may be subject to different risks than another investment company. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “About the Investment Portfolio — The Principal Risks.” However, other factors may also affect a Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

Each Portfolio follows a distinct set of investment strategies. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in equity securities and other equity instruments, the performance of the Portfolio will be subject to the risks of investing in equity securities and other equity instruments. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in fixed income securities and other fixed income instruments, the performance of the Portfolio will be subject to the risks of investing in fixed income securities and other fixed income instruments, which may include high yield securities. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in alternative investments, the performance of the Portfolio will be subject to the risks of investing in alternative investments.

The Underlying Portfolios and Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying Portfolios and Underlying ETFs may emphasize different market sectors, such as foreign securities, small-cap equities and high yield fixed income securities. Some of the risks, including principal risks of investing in the Underlying Portfolios and Underlying ETFs are discussed below. More information about the Underlying Portfolios and Underlying ETFs is available in their respective prospectuses.

General Risks of the Portfolios and the Underlying Portfolios and Underlying ETFs

Each Portfolio and each of the Underlying Portfolios and Underlying ETFs may be subject to certain general investment risks, as discussed below. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing an investment sub-adviser (“Sub-Adviser”) and its decision to select or replace a Sub-Adviser does not produce the intended results.

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to

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sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Manager also may be subject to potential conflicts of interest in selecting shares of Underlying Portfolios for redemption. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Asset Class Risk. There is the risk that the returns from the asset classes, or types of securities, in which a Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cash Management Risk. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Counterparty Risk. A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to a transaction.

Derivatives Risk. A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Assets segregated to cover these transactions may decline in value and may become illiquid. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and

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amount of income a Portfolio realizes from its investments. As a result, a larger portion of a Portfolio’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Portfolio. There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, a Portfolio also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Portfolio’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of a Portfolio to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Insurance Fund Risk. The Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Manager’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

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Investment Style Risk. A Sub-Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Sub-Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair the Portfolio’s ability to pursue its objectives.

A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may require a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations and may result in a loss or may be costly to the Portfolio. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which the Portfolio is carrying them. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market-participants are increasingly reliant upon both publicly available and

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proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Multiple Adviser Risk. A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

New Fund Risk. Certain Underlying Portfolios and Underlying ETFs may be relatively new portfolios with limited operating history. The Portfolios may not be successful in implementing their respective investment strategies or may not employ successful investment strategies, and there can be no assurance that such portfolios will grow to or maintain an economically viable size, which could result in a portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk. The risk that strategies used by the Manager or the Sub-Advisers and their securities selections fail to produce the intended results.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Recent Market Conditions Risk. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, continues to affect global economies and financial markets. The crisis and its after effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, investors in many types of securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have and may continue to experience losses. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Over the past several years and continuing into the present, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow economies. The ultimate effect of these efforts is not yet known. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. A change in or withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. As a result, the impact of U.S. financial regulation and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other

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countries creates ongoing systemic and market risks and policymaking uncertainty. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations.

While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Portfolio’s investments. Uncertainty surrounding the sovereign debt of a number of European Union countries and the viability of the European Union have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and Europe. An increase in interest rates may adversely impact various markets. For example, because investors may buy securities or other investments with borrowed money, an increase in interest rates may result in a decline in such borrowing and purchases and thus in a decline in the markets for those investments. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Redemption Risk. A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. More recently, the Federal Reserve substantially reduced the amount of securities it purchases pursuant to quantitative easing. Given this reduction in market support and the Federal Reserve’s expected increase of the federal funds rate, interest rates may rise significantly or rapidly, potentially resulting in losses to a Portfolio. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risk Management. The Manager and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Manager or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks Related to Investments in Underlying Portfolios and Underlying ETFs. A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend, on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. The Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities

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risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary. The Underlying Portfolios and Underlying ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying Portfolio or Underlying ETF at a time and price that is unfavorable to the Portfolio. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance to not match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results. Moreover, there is the risk that an Underlying ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Securities Lending Risk. For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

Short Position Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased plus any premiums or interest paid to the third party. Short positions may be considered speculative transactions and involve special risks that could increase losses or reduce gains. Short sales involve greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price. When a Portfolio is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

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Tax Risk. The risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Risks of Equity Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that emphasize investments in equity securities or other equity instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities or other equity instruments. The risks of investing in equity securities or other equity instruments may include:

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Portfolio invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities are normally “junior” securities which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Equity securities generally have greater price volatility than fixed income securities.

Financial Services Sector Risk. To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, sector or geographic region, including a Portfolio that is classified as “non-diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry, sector or geographic region. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a Portfolio that is more broadly invested.

Initial Public Offering (“IPO”) Risk. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on a Portfolio’s performance will likely decrease as the Portfolio’s asset size

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increases, which could reduce the Portfolio’s returns. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap and Micro-Cap Company Risk. A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-capitalization companies than for mid-capitalization companies.

Real Estate Investing Risk. Investing in real estate investment trusts (“REITs”) exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Portfolio (or portion thereof) indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Special Situations Risk. A Portfolio may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, a merger, consolidation, liquidation, restructuring, bankruptcy or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that an Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than an Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Unseasoned Companies Risk. These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Risks of Fixed Income Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that invest primarily in debt securities or other debt instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of

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fixed income securities or bonds or other debt instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed and asset-backed securities, securities issued by the U.S. government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as described in each Underlying Portfolio’s or Underlying ETF’s investment strategies. In addition to bonds, debt securities also include money market instruments.

The risks of investing in fixed income securities or other fixed income instruments may include:

Banking Industry Sector Risk. To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Bank Loans Risk. Loans are subject to additional risks including liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for a Portfolio investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value.

A Portfolio’s investments in bank loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured bank loans offer a Portfolio more protection than unsecured bank loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured bank loans are subject to a greater risk of default than secured bank loans, especially during periods of deteriorating economic conditions. Unsecured bank loans also have a greater risk of nonpayment in the event of a default than secured bank loans since there is no recourse for the lender to collateral. If a Portfolio acquires a participation interest in a loan, the Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, bank loan interests may be unrated, and the Portfolio’s Adviser may be required to rely exclusively on their analysis of the borrower in determining whether to acquire, or to continue to hold, a loan.

Credit Risk. The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a Portfolio may decrease its value. When a fixed income security is not rated, a Sub-Adviser may have to assess the risk of the security itself. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio themselves.

Distressed Companies Risk. A Portfolio may invest in distressed securities, including loans, bonds and notes, many of which are not publicly traded and that may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. A Portfolio may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less

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than the Portfolio’s original investment. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience significant losses on the security, which may lower the Portfolio’s NAV. Securities tend to lose much of their value before the issuer defaults. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Inflation-Indexed Bonds Risk. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, a Portfolio may have no income at all from such investments.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income. Conversely, when interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these obligations to fall. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a Portfolio holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk. Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s or, if unrated, deemed to be of comparable quality by an Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may possess certain speculative characteristics as well.

Loan Participation and Assignments Risk. A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for the interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation. The Securities and Exchange Commission recently adopted changes to the rules that govern money market funds. These changes will: (1) permit, subject to the discretion of the board of trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes may affect the Portfolio’s investment strategies, operations and/or return potential.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. An increased rate of prepayments on a Portfolio’s mortgage-backed and asset-backed securities will result in an unforeseen loss of interest income to a Portfolio as the Portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in

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interest rates. This is known as extension risk. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. Moreover, declines in the credit quality and defaults by of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Non-Investment Grade Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) or, if unrated, deemed to be of comparable quality by an Adviser are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as ”junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Zero Coupon and Pay-in-Kind Securities Risk. A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each Portfolio may invest a varying portion of its assets in Underlying Portfolios and Underlying ETFs that invest primarily in foreign securities or other foreign instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risk and rewards of foreign securities or other foreign instruments.

The following is a more detailed description of the primary risks of investing in foreign securities and other foreign instruments:

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision and regulation than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal,

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political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities. Securities issued by U.S. entities with substantial foreign operations can involve risks relating to conditions in foreign countries. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries, which could adversely affect the value of the Portfolio investments.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk. The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, one or more members could abandon the euro, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

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Geographic Concentration Risk. A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk. An Underlying Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Underlying Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Underlying Portfolio’s net asset value might be diluted. An Underlying Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the board of trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Underlying Portfolio’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement an Underlying Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Risks of Alternative Investments

Each Portfolio may invest in certain Underlying Portfolios and Underlying ETFs that invest in alternative investments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to the extent of a Portfolio’s investment, on the risks and rewards of alternative investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and, as a result, may have different characteristics and risks than do traditional investments. Alternative investments may be less liquid, particularly in periods of stress, more complex and less transparent, and may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

The following is a more detailed description of the primary risks of investing in alternative investments. In addition to the risks specific to alternative investments, the Underlying Portfolios and Underlying ETFs that invest in alternative investments may be subject to the risks associated with equity, fixed income and foreign investments, certain of which are discussed earlier in this Prospectus. Certain risks discussed below also may apply to Underlying Portfolios and Underlying ETFs that do not invest in alternative investments. An Underlying Portfolio and Underlying ETF may be subject to certain additional risks as discussed in its prospectus.

Commodity Price Volatility Risk. Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

Commodity Risk. Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities.

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The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may adversely affect the Portfolio’s performance. Although investments in commodities may move in different directions than traditional equity securities and debt instruments, when the value of those traditional investments is declining due to adverse economic conditions, there is no guarantee that commodities will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of traditional equity securities and debt instruments.

Concentration Risk. If an Underlying Portfolio or Underlying ETF concentrates in a particular market, industry, group of industries, country, region, group of countries, asset class or sector, that Underlying Portfolio or Underlying ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an Underlying Portfolio or Underlying ETF that concentrates in a single market, industry, group of industries, country, region, group of countries, asset class or sector may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Energy Sector Risk. The energy sector is cyclical and highly dependent on commodities prices, and the market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to the Portfolio’s holdings and the performance of the Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Increases in Hedging Activity Risk. An increase in hedging activity by producers of a commodity could cause a decline in world prices of that commodity, negatively impacting the price of a fund investing in that commodity.

Infrastructure Sector Risk.  Companies in the infrastructure industry may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products. In addition, infrastructure companies may be adversely affected by government regulation or world events (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social or labor unrest, or violence) in the regions in which the companies operate. Infrastructure companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may

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heighten these risks. In addition, the failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure companies may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Natural Resources Sector Risk. The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration, and production spending. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention or world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest.) Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Precious Metals Risk. Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.

Sales by the Official Sector Risk. A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of an Underlying ETF that invests in gold will be adversely affected.

Utilities Sector Risk. The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on the Underlying ETF’s portfolio securities and the performance of the Underlying ETF. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

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Benchmarks

The performance of each Portfolio as shown in the section “About the Investment Portfolio” compares the Portfolio’s performance to that of broad-based securities market indexes and/or a hypothetical composite index. The Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

Portions of a composite index against which a Portfolio’s performance is measured were created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolios will outperform these or any benchmarks.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and investment grade corporate bonds with maturities of 1-10 years.

Morgan Stanley Capital International (“MSCI”) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Standard & Poor’s MidCap 400® Index (“S&P Mid Cap 400® Index” or “S&P 400 Index”) is a weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

Russell 2000® Index is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

FTSE NAREIT All Equity REITs Index measures the performance of all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. A REIT is a company that owns, and in most cases, operates income-producing real estate.

The All Asset Moderate Growth-Alt 15 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 15%, the S&P 400 Index at a weighting of 8%, the S&P 500® Index at a weighting of 16%, the Russell 2000® Index at a weighting of 6%, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 10%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

The All Asset Growth-Alt 20 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 20%, the S&P 400 Index at a weighting of 10%, the S&P 500® Index at a weighting of 17%, the Russell 2000® Index at a weighting of 8%, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 15%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

The All Asset Aggressive-Alt 25 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 10%, the MSCI EAFE® Index at a weighting of 22%, the S&P 400 Index at a weighting of 12%, the S&P 500® Index at a weighting of 22%, the Russell 2000® Index at a weighting of 9%, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 20%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

The All Asset Aggressive-Alt 50 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index 5%, the MSCI EAFE® Index at a weighting of 15%, the S&P 400 Index at a weighting of 6%, the S&P 500® Index at a weighting of 20%, the Russell 2000® Index at a weighting of 4%, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 35%, and the FTSE NAREIT All Equity REITs Index at a weighting of 15%.

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The All Asset Aggressive-Alt 75 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 5%, the MSCI EAFE® Index at a weighting of 5%. the S&P 400 Index at a weighting of 3%, the S&P 500® Index at a weighting of 10%, the Russell 2000® Index at a weighting of 2%, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 55%, and the FTSE NAREIT All Equity REITs Index at a weighting of 20%.

“Blended” performance numbers assume a static mix of the indexes. The Manager believes that these indexes reflect more closely the market sectors in which the Portfolio invests.

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Information Regarding the Underlying Portfolios and Underlying ETFs

The following is additional information regarding certain of the Underlying Portfolios and Underlying ETFs in which each Portfolio currently may invest. If you would like more information about the Underlying Portfolios and Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional, or, with respect to the Underlying Portfolios, by accessing the documents online at www.axa-equitablefunds.com or contacting the Underlying Portfolios at:

AXA Premier VIP Trust

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

The Manager may add new Underlying Portfolios and Underlying ETFs or replace existing Underlying Portfolios and Underlying ETFs without notice or shareholder approval. The Manager’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative impact on its revenues and/or profits.

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
LARGE CAP EQUITIES
EQ/BlackRock Basic Value Equity Portfolio	Seeks to achieve capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Sub-Adviser believes are undervalued and therefore represent basic investment value.	• Currency Risk • Equity Risk • Foreign Securities Risk • Investment Style Risk • Large-Cap Company Risk • Mid-Cap Company Risk
EQ/Boston Advisors Equity Income Portfolio	Seeks a combination of growth and income to achieve an above-average and consistent total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies.	• Currency Risk • Depositary Receipts Risk • Dividend Risk • Emerging Markets Risk • Equity Risk • Foreign Securities Risk • Large-Cap Company Risk • Quantitative Investing Risk
EQ/Invesco Comstock Portfolio	Seeks to achieve capital growth and income	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of any capitalization range, however, a substantial number of issuers are large capitalization issuers. The Portfolio also may invest in other types of securities. The Sub-Adviser emphasizes a value style of investing, seeking well established, undervalued companies believed by the Sub-Adviser to possess the potential for capital growth and income.

•  Currency Risk

•  Credit Risk

•  Depositary Receipts Risk

•  Derivative Risk

•  Emerging Markets Risk

•  Equity Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Mid-Cap and Small-cap Company Risk

•  Real Estate investing Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/T. Rowe Price Growth Stock Portfolio	Seeks to achieve long-term capital appreciation and secondarily, income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio will invest primarily in equity securities of large-cap companies. For this Portfolio, large-cap companies are defined as those companies with market capitalizations larger than the median market cap of companies in the Russell 1000® Growth Index at the time of purchase. While most assets are invested in U.S. common stocks, other securities may also be purchased, including warrants and preferred stocks, in keeping with portfolio objectives. The Portfolio may invest upto 30% of its total assets in securities of foreign issuers, including those in emerging markets.	• Currency Risk • Equity Risk • Emerging Markets Risk • Foreign Securities Risk • Investment Style Risk • Large-Cap Company Risk • Special Situations Risk
SMALL/MID CAP EQUITIES
AXA/AB Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies with market capitalizations within the range of the Russell 2500TM Index at the time of purchase. The Portfolio’s assets normally are allocated between two portions, each of which is managed using a different but complementary investment strategy. One portion is actively managed and one portion seeks to track the performance of a particular index or indices. The Portfolio invests primarily in U.S. common stocks and other equity securities issued by small capitalization companies that the Adviser believes to have favorable growth prospects.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Portfolio Turnover Risk • Small-Cap Company Risk • Special Situations Risk
EQ/GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. Small capitalization companies are companies with market capitalizations of $2.0 billion or less at the time of investment. The Sub-Adviser utilizes a value-oriented investment style.	• Currency Risk • Equity Risk • Foreign Securities Risk • Investment Style Risk • Small-Cap Company Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
GLOBAL REAL ESTATE INVESTMENT TRUSTS
EQ/Real Estate PLUS Portfolio	Seeks to provide long-term capital appreciation and current income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies in the real estate industry, including REITs, and real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed, (“Active Allocated Portion”) and one portion seeks to track the performance of a particular index (“Index Allocated Portion”). Approximately 10% of the Portfolio’s net assets may be invested in ETFs. Under normal circumstances, the Active Allocated Portion consist of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets.

•  Convertible Securities Risk

•  Currency Risk

•  Depositary Receipts Risk

•  Credit Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  ETFs Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Inflation-Indexed Bonds Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Non-Investment Grade Securities Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Liquidity Risk

•  Mid-Cap and Small-Cap Company Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Multiple Adviser Risk

•  Real Estate Investing Risk

•  Portfolio Turnover Risk

•  Sector Concentration Risk

•  Securities Lending Risk

iShares® International Developed Property ETF	Seeks to track the investment results of the S&P Developed ex-U.S. Property IndexTM, composed of real estate equities in developed non-U.S. markets.	The S&P Developed Ex-U.S. Property IndexTM is a free float-adjusted, market capitalization weighted index that defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries outside of the United States. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Currency Risk

•  Equity Securities Risk

•  Financial Sector Risk

•  Geographic Risk

•  Global Real Estate Sub-Industry Risk

•  Index Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Real Estate Investment Risk

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Security Risk

•  Tracking Error Risk

•  Valuation Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ALTERNATIVE INVESTMENTS
AXA Natural Resources Portfolio	Seeks to achieve long-term growth of capital

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of domestic and foreign companies within the natural resources sector or in other securities or instruments the value of which is related to the market value of some natural resources asset. The Portfolio normally invests in companies that are involved directly or indirectly in the exploration, development, production or distribution of natural resources. The Portfolio seeks to track the performance (before fees and expenses) of the MSCI World Commodity Producers Index with minimal tracking error.

•  Currency Risk

•  Depositary Receipts Risk

•  Emerging Markets Risk

•  Equity Risk

•  ETF Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Natural Resources Risk

•  Index Strategy Risk

•  Leveraging Risk

•  Liquidity Risk

•  Sector Concentration Risk

•  Securities Lending Risk

EQ/GAMCO Mergers and Acquisitions Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests primarily in arbitrage opportunities by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations and in equity securities of companies that the Sub-Adviser believes are likely acquisition targets within 12-18 months.

•  Currency Risk

•  Credit Risk

•  Emerging Markets Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Large-Cap Company Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Turnover Risk

•  Special Situations Risk

iShares® Gold Trust	For the value of the shares to reflect, at any given time, the price of gold owned by the trust at that time, less the trust’s expenses and liabilities.	The trust is not actively managed. It does not engage in any activities designed to obtain a profit from, or to ameliorate losses caused by, changes in the price of gold. The trust receives gold deposited with it in exchange for the creation of baskets of shares, sells gold as necessary to cover the trust expenses and other liabilities and delivers gold in exchange for baskets of shares surrendered to it for redemption.	• Commodity Price Volatility Risk • Exchange Traded Funds Risk • General Investment Risks • Liquidity Risk • Increases in Hedging Activity Risk • Sales by the Official Sector Risk
iShares® U.S. Oil & Gas Exploration & Production ETF	Seeks to track the investment results of the Dow Jones U.S. Select Oil Exploration & Production Index.	The Fund seeks to track the investment results of the Dow Jones U.S. Select Oil Exploration & Production Index, which measures the performance of the oil exploration and production sub-sector of the U.S. equity market. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Non-Diversification Risk

•  Oil and Gas Industry Risk

•  Passive Investment Risk

•  Risk of Investing in the Unites States

•  Securities Lending Risk

•  Tracking Error Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PowerShares® DB Gold Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Gold Index Excess Return™ over time, plus the excess, if any, of its interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Gold Index Excess Return™, which is intended to reflect the changes in the market value of gold. The Fund also holds cash and United States Treasury securities and other high credit quality short-term fixed income securities for deposit with its commodity broker as margin.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  Exchange Traded Funds Risk

•  General Investment Risks

•  Liquidity Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

PowerShares® DB Silver Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Silver Index Excess Return™, or the Index over time, plus the excess, if any, of its interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Silver Index Excess Return™, which is intended to reflect the changes in the market value of silver. The Fund also holds cash and United States Treasury securities and other high credit quality short-term fixed income securities for deposit with its commodity broker as margin.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  Exchange Traded Fund Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

INTERNATIONAL/EMERGING MARKETS EQUITIES
EQ/MFS International Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (i.e. growth companies).

•  Currency Risk

•  Depositary Receipts Risk

•  Emerging Markets Risk

•  Equity Risk

•  Foreign Securities Risk

•  Geographic Concentration Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Turnover Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International Equity Index Portfolio	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index; and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the composite index. The Sub-Adviser selects a subset of the companies represented in each index based on the Sub-Adviser’s analysis of key risk factors and other characteristics.	• Currency Risk • Equity Risk • Foreign Securities Risk • Index Strategy Risk • Large-Cap Company Risk • Securities Lending Risk
EQ/Emerging Markets Equity PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other investments that are tied economically to emerging market countries. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active allocated Portfolio”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index allocated Portion consists of approximately 65-75% of the Portfolio’s net assets.

•  Currency Risk

•  Depositary Receipts Risk

•  Derivative Risk

•  Developing and Emerging Markets — Special Risk

•  Equity Risk

•  ETF Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Liquidity Risk

•  Mid-Cap and Small-Cap Company Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI EAFE Small-Cap ETF	Seeks to track the investment results of the MSCI EAFE Small Cap Index which is composed of small-capitalization developed market equities, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Index represents the small-cap segment of the MSCI EAFE Index. The Fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Consumer Discretionary Sector Risk

•  Currency Risk

•  Equity Securities Risk

•  Financial Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrial Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developing Countries

•  Risk of Investing in Japan

•  Risk of Investing in the United Kingdom

•  Securities Lending Risk

•  Security Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

•  Valuation Risk

INVESTMENT GRADE BOND
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser and one portion of the Portfolio seeks to track the performance of a particular index. The Portfolio may also invest in exchange-traded funds that meet the investment criteria of the Portfolio.

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  European Economic Risk

•  ETF Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Multiple Adviser Risk

•  Leveraging Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

•  Redemption Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Intermediate Government Bond Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities. The Portfolio also may invest in exchange-traded funds that invest in securities included in the Intermediate Government Bond Index.

•  Asset Class Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Custody Risk

•  Extension Risk

•  Geographic Risk

•  High Yield Securities Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Privately-Issued Securities Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Emerging Markets

•  Securities Lending Risk

•  Security Risk

•  Sovereign and Quasi-Sovereign Obligations Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

EQ/PIMCO Global Real Return Portfolio	Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. (e.g., TIPS) and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries.

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Market Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Inflation-Indexed Bonds Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Non-Investment Grade Securities Risk

•  Leveraging Risk

•  Liquidity Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

•  Redemption Risk

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	61

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/PIMCO Ultra Short Bond Portfolio	Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The average portfolio duration of this Portfolio will vary based on the Sub-Adviser’s forecast for interest rates and will normally not exceed one year.

•  Credit Risk

•  Derivatives Risk

•  Equity Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Loan Participation and Assignments Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

•  Redemption Risk

iShares® J.P. Morgan USD Emerging Markets Bond ETF	Seeks to track the investment results of the J.P. Morgan EMBISM Global Core Index, which is composed of U.S. dollar denominated, emerging market bonds.	The J.P. Morgan EMBISM Global Core Index is a broad, diverse U.S. dollar denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The Fund generally invests at least 90% of its assets in the securities of the Index, or in securities not in the Index which the adviser believes will help the Fund track its Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Emerging Markets Risk

•  Equity Risk

•  Exchange Traded Funds Risk

•  Fixed Income Risks

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  General Investment Risks

•  Non-Investment Grade Securities Risk

•  Market Trading Risk

•  Small Cap Company Risk

•  Sovereign Obligations Risk

Multimanager Core Bond Portfolio	Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” The Portfolio invests primarily in U.S. government and corporate debt securities. The Manager will generally allocate the Portfolio’s assets among four or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complimentary investment strategies. The Manager anticipates allocating approximately 25% of the Portfolio’s net assets to the Index Allocated Portion which will seek to track the performance (before fees and expenses and including reinvestment of coupon payments) of the Barclays U.S. Intermediate Government/Credit Bond Index with minimal tracking error.

•  Cash Management Risk

•  Credit Risk

•  Currency Risk

•  Derivative Risk

•  Emerging Markets Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Multiple Adviser Risk

•  Portfolio Turnover Risk

•  Redemption Risk

62	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
HIGH YIELD BOND
EQ/High Yield Bond Portfolio	Seeks to maximize current income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and the other portion of the Portfolio invests in ETFs that are passively managed and that meet the investment objective of the Portfolio (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 90% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

•  Bank Loans Risk

•  Convertible Securities Risk

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  ETFs Risk

•  Equity Risk

•  Emerging Markets Risk

•  European Economic Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Non-Investment Grade Securities Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Liquidity Risk

•  Loan Participation and Assignments Risk

•  Mid-Cap and Small-Cap Company Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Multiple Adviser Risk

•  Portfolio Turnover Risk

•  Redemption Risk

•  Securities Lending Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	63

3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among eighty-six (86) Portfolios, sixty-one (61) of which have authorized Class IA, Class IB and Class K shares, twenty-four (24) of which are only authorized to issue Class IB and Class K shares and one (1) of which is only authorized to issue Class IA and Class K shares. This Prospectus describes the Class IA, Class IB and Class K shares of one (1) Portfolio and the Class IB and Class K shares of four (4) Portfolios. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. FMG LLC is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each Portfolio offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles and as of December 31, 2014, had approximately $103.7 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and day-to-day management of the Portfolios. In addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for each Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for each Portfolio, the Manager will periodically establish specific percentage targets for each asset category and identify each Underlying Portfolio and Underlying ETF to be held by each Portfolio using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager also will rebalance each Portfolio’s holdings through its selection of Underlying Portfolios and Underlying ETFs as deemed necessary to bring the asset allocation of each Portfolio back into alignment with its asset allocation range and target investment percentages. The portfolio managers that are jointly and primarily responsible for the day-to-day management of the Portfolios are: Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA®, Xavier Poutas, CFA® and Adam Cohen, CFA®.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003 Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the All Asset Growth — Alt 20 Portfolio (formerly the All Asset Allocation Portfolio) since September 2005. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

Adam M. Cohen, CFA® has served as an Assistant Portfolio Manager of FMG LLC since January 2013. He served as Investment Analyst from September 2010 through December 2012. Prior to that, he served as Compliance Director of FMG LLC from October 2008 to September 2010.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolios is available in the Trust’s SAI.

While the day-to-day management of each Portfolio currently is provided by the Manager, the Manager may hire investment sub-advisers (“Sub-Advisers”) to provide day-to-day portfolio management for the Portfolios in the future. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Manager has been granted relief by the SEC to appoint, dismiss and replace Sub-Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Sub-Advisers subject to approval of

64	Management of the Trust	EQ Advisors Trust

the Board of Trustees and has discretion to allocate a Portfolio’s assets among its current Advisers when applicable. If a new Sub-Adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., AXA Investment Managers, Inc. and AXA Rosenberg Investment Management LLC, unless the advisory agreement with the Affiliated Sub-Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with respect to each Portfolio is available in the Trust’s Semi-Annual and Annual Reports to Shareholders for the periods ended June 30 and December 31, respectively.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each of the All Asset Moderate Growth — Alt 15 Portfolio, All Asset Growth — Alt 20 Portfolio, All Asset Aggressive — Alt 25 Portfolio, All Asset Aggressive — Alt 50, and the All Asset Aggressive — Alt 75’s average daily net assets) that the Manager received in 2014 for managing the Portfolios and the rate of the management fees waived by the Manager in 2014 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and the Trust with respect to the Portfolios.

Management Fees Paid by the Portfolios in 2014

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolio		Class IA	Class IB	Class K
All Asset Growth — Alt 20	0.10%	0.07%	0.08%	0.07%
All Asset Moderate Growth — Alt 15	0.10%	N/A	1.59%	1.80%
All Asset Aggressive — Alt 25	0.10%	N/A	1.61%	1.74%
All Asset Aggressive — Alt 50	0.10%	N/A	4.50%	4.41%
All Asset Aggressive — Alt 75	0.10%	N/A	4.45%	4.31%

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the Trust’s Strategic Allocation Portfolios and AXA/Franklin Templeton Allocation Managed Volatility Portfolio, which are offered in another prospectus (together with the Portfolios, the “Fund-of-Funds Portfolios”). The asset-based administration fee is equal to an annual rate of 0.15% of the first $20 billion of the aggregate average daily net assets of the Fund-of-Funds Portfolios; 0.125% of the next $5 billion; and 0.10% thereafter. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, its affiliates may serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with each Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the annual operating expenses of the Portfolios listed below (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets to the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class K Shares	Class IA Shares	Class IB Shares
All Asset Moderate Growth — Alt 15	0.40%	N/A	0.65%
All Asset Growth — Alt 20	0.40%	0.65%	0.65%
All Asset Aggressive — Alt 25	0.40%	N/A	0.65%
All Asset Aggressive — Alt 50	0.40%	N/A	0.65%
All Asset Aggressive — Alt 75	0.40%	N/A	0.65%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of a Portfolio’s expense ratio and such reimbursements do not exceed a Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, a Portfolio will be charged such lower expenses. The Manager’s selection of Underlying Portfolios may

EQ Advisors Trust	Management of the Trust	65

positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of Defendants’ experts.

No liability for litigation relating to these matters has been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

On November 1, 2010, the Trust and several of its Portfolios (but not the Portfolios described in this Prospectus), were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios (but not the Portfolios described in this Prospectus), as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit has been consolidated with a number of related lawsuits into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by the Trust, or its portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

66	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers Class IB shares and Class K shares on behalf of the All Asset Moderate Growth - Alt 15 Portfolio, the All Asset Aggressive - Alt 25 Portfolio, the All Asset Aggressive - Alt 50 Portfolio and the All Asset Aggressive - Alt 75 Portfolio. The Trust offers Class IA shares, Class IB shares and Class K shares on behalf of the All Asset Growth - Alt 20 Portfolio. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IA, Class IB and Class K shares of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares (“Distribution Plan”). Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged an annual fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The maximum distribution and/or service (12b-1) fee for each Portfolio’s Class IA and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IA and Class IB shares. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time, the fees for Class IA and Class IB shares will increase your cost of investing and may cost you more than other types of charges.

The distributor may receive payments from certain Sub-Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Sub-Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Sub-Advisers in connection with the distribution of the Contracts.

EQ Advisors Trust	Fund distribution arrangements	67

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Each Portfolio reserves the right to suspend or change the terms of purchasing shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday), or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of a Portfolio’s shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest a significant portion of their assets in foreign securities (e.g., EQ/International Equity Index Portfolio, EQ/MFS International Growth Portfolio, AXA International Value Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, iShares MSCI Emerging Markets ETF), the securities of small- and mid-capitalization companies (e.g., Multimanager Mid Cap Growth Portfolio, AXA/AB Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio,) or high-yield securities (e.g. EQ/High Yield Bond Portfolio, SPDR Barclays Capital High Yield Bond ETF), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including Contractholders whose accounts are held through omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to

68	Buying and selling shares	EQ Advisors Trust

portfolio assets, in the Portfolio. The Trust aggregates inflows or outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	69

6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying Portfolios and Underlying ETFs that may invest heavily in foreign securities, which sometimes trade on days when the Portfolio’s shares are not priced.

Shares of the Underlying Portfolios held by a Portfolio are valued at their respective net asset values. Generally, other portfolio securities and assets of a Portfolio as well as portfolio securities and other assets held by the Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Swaps — utilize prices provided by approved pricing services.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair

70	How portfolio shares are priced	EQ Advisors Trust

value may differ materially from the value realized on a sale. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.

EQ Advisors Trust	How portfolio shares are priced	71

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

Each Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify (in the case of a Portfolio that has not completed a taxable year) or continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that any Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to achieve (in the case of a Portfolio that has not completed a taxable year) or maintain its RIC status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether those accounts meet the investment diversification rules for those accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the RIC rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

72	Dividends and other distributions and tax consequences	EQ Advisors Trust

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of another underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

EQ Advisors Trust	Glossary of Terms	73

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA, Class IB and Class K shares, as applicable. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA, Class IB and Class K shares of each Portfolio, as applicable, has been derived from the financial statements of the Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2014 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Portfolios’ SAI and available upon request.

All Asset Moderate Growth-Alt 15 Portfolio

	Class IB				Class K
	Year Ended December 31,		August 29, 2012* to December 31, 2012		Year Ended December 31,		August 29, 2012* to December 31, 2012
	2014	2013			2014	2013
Net asset value, beginning of period	$11.08	$10.18	$10.00		$11.08	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.22	0.24	0.11		0.16	0.17	0.17
Net realized and unrealized gain (loss) on investments	0.06 †	0.90	0.20		0.15 †	1.00	0.15

Total from investment operations	0.28	1.14	0.31		0.31	1.17	0.32

Less distributions:
Dividends from net investment income	(0.19)	(0.15)	(0.13)		(0.22)	(0.18)	(0.14)
Distributions from net realized gains	(0.10)	(0.09)	—	#	(0.10)	(0.09)	—	#

Total dividends and distributions	(0.29)	(0.24)	(0.13)		(0.32)	(0.27)	(0.14)

Net asset value, end of period	$11.07	$11.08	$10.18		$11.07	$11.08	$10.18

Total return(b)	2.46%	11.18%	3.08%		2.72%	11.46%	3.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,490	$4,385	$258		$1,362	$1,460	$603
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.59%	0.35%	0.35%		0.30%	0.10%	0.10%
Before waivers and reimbursements(a)(f)	2.18%	6.50%	31.53%		2.10%	6.78%	29.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)(x)	1.91%	2.17%	3.14	%(l)	1.39%	1.54%	5.00	%(l)
Before waivers and reimbursements(a)(f)(x)	0.32%	(3.98)%	(28.05	)%(l)	(0.42)%	(5.14)%	(23.96	)%(l)
Portfolio turnover rate(z)^	16%	65%	4%		16%	65%	4%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

74	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

All Asset Growth-Alt 20 Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011		2010
Net asset value, beginning of year	$19.59	$18.42	$17.11	$18.46	$16.72	$19.64	$18.46	$17.15	$18.50		$16.75

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.24	0.21	0.25	0.36	0.51	0.21	0.17	0.22	0.24		0.23
Net realized and unrealized gain (loss) on investments	0.25	2.37	1.80	(0.96)	2.02	0.27	2.42	1.83	(0.89)		2.26

Total from investment operations	0.49	2.58	2.05	(0.60)	2.53	0.48	2.59	2.05	(0.65)		2.49

Less distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.29)	(0.31)	(0.31)	(0.28)	(0.27)	(0.29)	(0.26)		(0.26)
Distributions from net realized gains	(0.50)	(1.14)	(0.45)	(0.44)	(0.48)	(0.50)	(1.14)	(0.45)	(0.44)		(0.48)

Total dividends and distributions	(0.78)	(1.41)	(0.74)	(0.75)	(0.79)	(0.78)	(1.41)	(0.74)	(0.70)		(0.74)

Net asset value, end of year	$19.30	$19.59	$18.42	$17.11	$18.46	$19.34	$19.64	$18.46	$17.15		$18.50

Total return	2.42%	14.12%	11.98%	(3.23)%	15.20%	2.36%	14.15%	11.95%	(3.46)%		14.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,546	$9,868	$6,218	$4,032	$1,739	$276,875	$285,902	$267,515	$252,504		$277,412
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.51%	0.35%	0.35%	0.10%	0.10%	0.50%	0.35%	0.35%	0.35%		0.35%
Before waivers and reimbursements(f)	0.58%	0.58%	0.62%	0.39%	0.35%	0.58%	0.58%	0.62%	0.64	%(c)	0.60	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.21%	1.09%	1.37%	1.95%	2.89%	1.06%	0.88%	1.22%	1.32%		1.34%
Before waivers and reimbursements(f)(x)	1.14%	0.86%	1.09%	1.66%	2.64%	0.98%	0.65%	0.95%	1.01%		1.08%
Portfolio turnover rate^	18%	43%	43%	19%	27%	18%	43%	43%	19%		27%

EQ Advisors Trust	Financial Highlights	75

Financial Highlights (cont’d)

All Asset Growth-Alt 20 Portfolio

	Class K
	Year Ended December 31,		August 29, 2012* to December 31, 2012
	2014	2013
Net asset value, beginning of period	$19.56	$18.39	$18.34

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.31	0.38	0.39
Net realized and unrealized gain (loss) on investments	0.22	2.25	0.32

Total from investment operations	0.53	2.63	0.71

Less distributions:
Dividends from net investment income	(0.33)	(0.32)	(0.32)
Distributions from net realized gains	(0.50)	(1.14)	(0.34)

Total dividends and distributions	(0.83)	(1.46)	(0.66)

Net asset value, end of period	$19.26	$19.56	$18.39

Total return(b)	2.62%	14.43%	3.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$931	$674	$52
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.26%	0.10%	0.10%
Before waivers and reimbursements(a)(f)	0.33%	0.33%	0.44%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)(x)	1.56%	1.89%	6.17	%(l)
Before waivers and reimbursements(a)(f)(x)	1.49%	1.66%	5.83	%(l)
Portfolio turnover rate^	18%	43%	43%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

76	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

All Asset Aggressive-Alt 25 Portfolio

	Class IB				Class K
	Year Ended December 31,		August 29, 2012* to December 31, 2012		Year Ended December 31,		August 29, 2012* to December 31, 2012
	2014	2013			2014	2013
Net asset value, beginning of period	$11.91	$10.29	$10.00		$11.91	$10.29	$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.18	0.27	0.11		0.15	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.11	1.59	0.30		0.16	1.70	0.30

Total from investment operations	0.29	1.86	0.41		0.31	1.89	0.42

Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.12)		(0.20)	(0.19)	(0.13)
Distributions from net realized gains	(0.13)	(0.08)	—	#	(0.13)	(0.08)	—	#

Total dividends and distributions	(0.30)	(0.24)	(0.12)		(0.33)	(0.27)	(0.13)

Net asset value, end of period	$11.90	$11.91	$10.29		$11.89	$11.91	$10.29

Total return(b)	2.36%	18.08%	4.14%		2.53%	18.38%	4.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,073	$4,911	$262		$1,527	$981	$261
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.59%	0.35%	0.35%		0.32%	0.10%	0.10%
Before waivers and reimbursements(a)(f)	2.20%	6.43%	36.02%		2.06%	7.74%	35.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)(x)	1.52%	2.32%	3.08	%(l)	1.27%	1.64%	3.33	%(l)
Before waivers and reimbursements(a)(f)(x)	(0.10)%	(3.76)%	(32.59	)%(l)	(0.47)%	(6.00)%	(32.35	)%(l)
Portfolio turnover rate(z)^	34%	41%	3%		34%	41%	3%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	77

Financial Highlights (cont’d)

All Asset Aggressive-Alt 50 Portfolio

	Class IB			Class K
	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013		Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$9.68	$10.00		$9.68	$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.15	0.11		0.17	0.11
Net realized and unrealized gain (loss) on investments	0.01 †	(0.16)		0.02 †	(0.16)

Total from investment operations	0.16	(0.05)		0.19	(0.05)

Less distributions:
Dividends from net investment income	(0.26)	(0.17)		(0.29)	(0.17)
Distributions from net realized gains	—	(0.10)		—	(0.10)

Total dividends and distributions	(0.26)	(0.27)		(0.29)	(0.27)

Net asset value, end of period	$9.58	$9.68		$9.58	$9.68

Total return(b)	1.69%	(0.47)%		1.95%	(0.43)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,323	$2,010		$2,030	$1,992
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.56%	0.35%		0.30%	0.10%
Before waivers and reimbursements(a)(f)	5.06%	4.16%		4.71%	3.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)(x)	1.53%	6.41	%(l)	1.68%	6.62	%(l)
Before waivers and reimbursements(a)(f)(x)	(2.97)%	2.59	%(l)	(2.73)%	2.84	%(l)
Portfolio turnover rate(z)^	12%	1%		12%	1%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

78	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

All Asset Aggressive-Alt 75 Portfolio

	Class IB			Class K
	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013		Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$9.56	$10.00		$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.19	0.11		0.19	0.11
Net realized and unrealized gain (loss) on investments	(0.15)	(0.28)		(0.13)	(0.27)

Total from investment operations	0.04	(0.17)		0.06	(0.16)

Less distributions:
Dividends from net investment income	(0.30)	(0.17)		(0.32)	(0.18)
Distributions from net realized gains	—	(0.06)		—	(0.06)
Return of capital	—	(0.04)		—	(0.04)

Total dividends and distributions	(0.30)	(0.27)		(0.32)	(0.28)

Net asset value, end of period	$9.30	$9.56		$9.30	$9.56

Total return(b)	0.38%	(1.66)%		0.64%	(1.61)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,432	$1,981		$1,979	$1,967
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.56%	0.35%		0.30%	0.10%
Before waivers and reimbursements(a)(f)	5.01%	4.20%		4.61%	3.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)(x)	1.88%	6.50	%(l)	1.95%	6.73	%(l)
Before waivers and reimbursements(a)(f)(x)	(2.56)%	2.64	%(l)	(2.36)%	2.88	%(l)
Portfolio turnover rate(z)^	11%	1%		11%	1%

^	Portfolio turnover rate excludes derivatives, if any.
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	79

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

AXA All Asset Allocation Series Portfolios

All Asset Moderate Growth - Alt 15 Portfolio

All Asset Growth - Alt 20 Portfolio

All Asset Aggressive - Alt 25 Portfolio

All Asset Aggressive - Alt 50 Portfolio

All Asset Aggressive - Alt 75 Portfolio

(Investment Company Act File No. 811-07953)

© 2015 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated May 1, 2015

This Prospectus describes three (3) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA, Class IB and Class K shares offered by the Trust on behalf of the Portfolios. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

EQ/Energy ETF Portfolio†

EQ/International ETF Portfolio††

EQ/Low Volatility Global ETF Portfolio†

*	Not all of these Portfolios may be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.
†	The Trust offers only Class IB and Class K shares on behalf of this Portfolio.
††	The Trust offers only Class IA and Class K shares on behalf of this Portfolio.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

ETF

(791954)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

EQ/Energy ETF Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Energy ETF Portfolio	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	1.90%	1.90%
Acquired Fund Fees and Expenses	0.34%	0.34%
Total Annual Portfolio Operating Expenses	2.99%	2.74%
Fee Waiver and/or Expense Reimbursement†	–1.70%	–1.70%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.29%	1.04%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and investment vehicles in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.95% for Class IB shares and 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$131	$764	$1,423	$3,188
Class K Shares	$106	$689	$1,298	$2,946

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies in the energy sector through investments in exchange traded securities of other investment companies and investment vehicles (“exchange traded funds” or “ETFs”). The energy sector includes companies engaged in such activities as exploring, developing, mining, refining, producing, distributing, transporting, and dealing in conventional and alternative sources of energy; making and servicing component products for such activities; and energy research and development. The Portfolio may invest in ETFs that invest in equity securities of companies of any size in developed and emerging markets throughout the world. The Portfolio invests its assets in ETFs in accordance with weightings determined by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), the Portfolio’s investment manager.

ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. By investing in the Portfolio, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The ETFs in which the Portfolio may invest are referred to herein as the “Underlying ETFs”.

The Manager uses a two-stage allocation process to create an investment portfolio of ETFs for the Portfolio. The first stage involves a strategic allocation that is intended to achieve a desired risk/return profile for the Portfolio, while providing broad exposure to the energy sector. In this stage, the Manager decides what portion of the Portfolio’s assets should be invested in various industries within the energy sector and in which geographic regions based on an evaluation of the potential return characteristics and risks of the particular energy industries and geographic regions. Currently, the Portfolio intends to invest (through ETFs) approximately 90% of its

EQ Advisors Trust	About the investment portfolios	3

EQ/Energy ETF Portfolio (continued)

assets in traditional energy industries (e.g., oil and gas) and 10% of its assets in alternative energy industries (e.g., solar and wind). The Portfolio also intends to invest (through ETFs) approximately 90% of its assets in U.S. securities and 10% of its assets in foreign securities, including securities of companies in emerging market countries. These percentages can deviate by up to 15% of the Portfolio’s assets. The Manager may adjust these strategic allocations from time to time.

The second stage of this process involves the selection of Underlying ETFs to provide exposure to the energy industries and geographic regions identified as a result of the first stage of the investment process. The Manager seeks to select a combination of Underlying ETFs that together provide the targeted energy industry and geographic exposure for the Portfolio. In selecting the Underlying ETFs, the Manager also seeks to construct a diversified portfolio of ETFs that use a variety of indexing methodologies within the energy sector. Individual ETF weights are based on a variety of factors, including the Underlying ETF’s exposure to the desired energy industry or geographic region, investment objective(s), total return, portfolio holdings, volatility, expenses and liquidity. The Manager may sell an Underlying ETF for a variety of reasons, such as to invest in another security believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

•

Commodity Risk. Investments in certain issuers, especially resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause the Portfolio’s holdings to lose value. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices.

•

Concentration Risk. To the extent that a Portfolio concentrates in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Portfolio may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

•

Energy Sector Risk. The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters.

•

Equity Risk. In general, stock and other equity security values fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

ETF Risk. A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio

4	About the investment portfolios	EQ Advisors Trust

and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap, Small-Cap and Micro-Cap Company Risk. A Portfolio’s investments in mid-, small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-and micro-cap capitalization companies than for mid-capitalization companies.

•

Natural Resources Sector Risk. The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

EQ Advisors Trust	About the investment portfolios	5

EQ/Energy ETF Portfolio (continued)

•

Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, negative perception and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

•

Securities Lending Risk. The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
11.13% (2014 2nd Quarter)	–16.19% (2014 4th Quarter)

Average Annual Total Returns
	One Year	Since Inception
EQ/Energy ETF Portfolio — Class IB Shares (Inception Date: October 28, 2013)	–15.18%	–12.00%
EQ/Energy ETF Portfolio — Class K Shares (Inception Date: October 28, 2013)	–14.97%	–11.78%
Energy Select Sector Index (reflects no deduction for fees, expenses, or taxes)	–8.47%	–5.25%
Standard & Poor’s 500® Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	13.69%	16.59%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013

6	About the investment portfolios	EQ Advisors Trust

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, Portfolios of AXA Premier VIP Trust and group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	7

EQ/International ETF Portfolio – Class IA and K Shares

Investment Objective: Seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International ETF Portfolio	Class IA Shares	Class K Shares
Management Fee	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.37%	0.37%
Total Annual Portfolio Operating Expenses	1.21%	0.96%
Fee Waiver and/or Expense Reimbursement†	–0.04%	–0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.17%	0.92%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.80% for Class IA shares and 0.55% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$119	$380	$661	$1,462
Class K Shares	$94	$302	$527	$1,174

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in exchange traded securities of other investment companies (“exchange traded funds” or “ETFs”). The Portfolio invests primarily in ETFs that, in turn, invest substantially all of their assets in equity securities of foreign companies. The Portfolio may invest in ETFs that invest in securities of companies of any size located in developed and emerging markets throughout the world. The Portfolio invests its assets in ETFs in accordance with weightings determined by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), the Portfolio’s investment manager, and generally will be broadly diversified among various geographic regions.

ETFs are investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance will correspond closely with that of the index it tracks. By investing in the Portfolio, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The ETFs in which the Portfolio may invest are referred to herein as the “Underlying ETFs”.

The Manager uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Portfolio. The first stage involves a strategic asset allocation that is intended to provide the Portfolio with broad exposure to international markets. At this stage, the Manager decides what portion of the Portfolio’s investable assets should be invested in various geographic regions. The Manager makes this determination using a proprietary investment process, based on fundamental research regarding the investment characteristics of the various regions, as well as its outlook for international economies and financial markets. The Manager determines, monitors and may periodically adjust asset allocations based on its analysis of data relating to the U.S. and international economies, securities markets and various segments within those markets.

8	About the investment portfolios	EQ Advisors Trust

The second stage of this process involves the selection of Underlying ETFs within each of the geographic regions identified as a result of the first stage of the investment process. The Manager seeks to select Underlying ETFs that represent investments in one or more countries that are expected to outperform the Portfolio’s benchmark over the intermediate term. In selecting the Underlying ETFs, the Manager analyzes many factors, including the Underlying ETF’s investment objectives, total return, portfolio holdings, volatility and expenses as well as quantitative and qualitative data regarding the market segments and economies of the country or countries represented in the Underlying ETF’s portfolio of investments.

The Portfolio also may lend its portfolio securities to earn additional income.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

•

Equity Risk. In general, stock and other equity security values fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

ETF Risk. A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government super vision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Securities Lending Risk. The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The return of the broad-based market index

EQ Advisors Trust	About the investment portfolios	9

EQ/International ETF Portfolio (continued)

(and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
24.81% (2009 2nd Quarter)	–20.89% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/International ETF Portfolio — Class IA Shares (Inception Date: August 25, 2006)	–7.01%	4.40%	1.06%
EQ/International ETF Portfolio — Class K Shares (Inception Date: August 26, 2011)	–6.90%	N/A	8.26%
MSCI EAFE® Index (reflects no deduction for fees or expenses)	–4.90%	5.33%	2.26%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	August 2006
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2014

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, Portfolios of AXA Premier VIP Trust and group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

10	About the investment portfolios	EQ Advisors Trust

EQ/Low Volatility Global ETF Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Low Volatility Global ETF Portfolio	Class IB Shares	Class K Shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	1.93%	1.95%
Acquired Fund Fees and Expenses	0.24%	0.24%
Total Annual Portfolio Operating Expenses	2.92%	2.69%
Fee Waiver and/or Expense Reimbursement†	–1.73%	–1.75%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.19%	0.94%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and investment vehicles in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.95% for Class IB shares and 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$121	$740	$1,385	$3,119
Class K Shares	$96	$669	$1,268	$2,893

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 2% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in exchange traded securities of other investment companies and investment vehicles (“exchange traded funds” or “ETFs”). The Portfolio invests primarily in ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets. The Portfolio may invest in ETFs that invest in securities of companies of any size in developed and emerging markets throughout the world. Under normal market conditions, the Portfolio expects to invest in ETFs such that at least 40% of the Portfolio’s net assets will be invested in securities of issuers located in at least three countries (one of which may be the United States). The Portfolio invests its assets in ETFs in accordance with weightings determined by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), the Portfolio’s investment manager.

ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. By investing in the Portfolio, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The ETFs in which the Portfolio may invest are referred to herein as the “Underlying ETFs”.

The Manager uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Portfolio. The first stage involves a strategic asset allocation that is intended to achieve a desired risk/return

EQ Advisors Trust	About the investment portfolios	11

EQ/Low Volatility Global ETF Portfolio (continued)

profile for the Portfolio, while providing broad exposure to U.S. and foreign securities. In this stage, the Manager decides what portion of the Portfolio’s assets should be invested in various geographic regions and market capitalization segments based on an evaluation of the potential return characteristics and risks of the particular asset classes in which the Portfolio may invest. Currently, the Portfolio intends to invest (through ETFs) approximately 50% of its assets in U.S. securities. Among U.S. securities, the Portfolio intends to maintain approximately 30% exposure to large cap issuers and 20% to mid and small cap issuers. The Portfolio intends to invest (through ETFs) the remaining 50% of its assets in foreign securities, including maintaining approximately 15% exposure to securities of companies in emerging market countries. These percentages can deviate by up to 15% of the Portfolio’s assets. The Manager may adjust these strategic asset allocations from time to time.

The second stage of this process involves the selection of Underlying ETFs within each of the geographic regions and market capitalization segments identified as a result of the first stage of the investment process. The Manager seeks to select a combination of Underlying ETFs that together provided the targeted geographic and market capitalization exposure for the Portfolio. In selecting the Underlying ETFs, the Manager also seeks to construct a diversified portfolio of ETFs that provides exposure to various methodologies used to reduce volatility. Individual ETF weights are based on a variety of factors, including the Underlying ETF’s exposure to the desired geographic region or market cap segment, investment objective(s), total return, portfolio holdings, volatility, expenses and liquidity. The Manager may sell an Underlying ETF for a variety of reasons, such as to invest in another security believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

•

Equity Risk. In general, stock and other equity security values fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

ETF Risk. A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as

12	About the investment portfolios	EQ Advisors Trust

much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap, Small-Cap and Micro-Cap Company Risk. A Portfolio’s investments in mid-, small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-and micro-capitalization companies than for mid-capitalization companies.

•

Securities Lending Risk. The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

•

Volatility Risk. The Underlying ETFs selected by the Manager may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Portfolio may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile.

Risk/Return Bar Chart and Table

The bar chart below shows the Portfolio’s first calendar year of performance. The table below provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio’s performance compared with the returns of asset classes in which the Portfolio may invest. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
5.00% (2014 2nd Quarter)	–2.47% (2014 3rd Quarter)

Average Annual Total Returns
	One Year	Since Inception
EQ/Low Volatility Global ETF Portfolio — Class IB Shares (Inception Date: October 28, 2013)	8.16%	7.04%
EQ/Low Volatility Global ETF Portfolio — Class K Shares (Inception Date: October 28, 2013)	8.43%	7.31%
MSCI ACWI Minimum Volatility (USD) (Net) Index (reflects no deduction for fees, expenses, or taxes)	10.95%	9.28%
MSCI AC World (Net) Index (reflects no deduction for fees, expenses, or taxes)	4.16%	5.95%

EQ Advisors Trust	About the investment portfolios	13

EQ/Low Volatility Global ETF Portfolio (continued)

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, Portfolios of AXA Premier VIP Trust and group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

14	About the investment portfolios	EQ Advisors Trust

2. More About Investment Strategies, Risks and the Underlying ETFs

Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this Prospectus, the Portfolios have their own investment objective(s), policies and strategies. There is no assurance that the Portfolios will achieve their investment objectives. The investment objective of a Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without shareholder approval. In addition, to the extent that a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policy

The EQ/Low Volatility Global ETF Portfolio has a policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in ETFs. Under normal market conditions, the EQ/Low Volatility Global ETF Portfolio also expects to invest at least 40% of its net assets in securities of issuers located in at least three countries (one of which may be the United States). In addition, the EQ/Energy ETF Portfolio has a policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies in the energy sector through investments in ETFs. The EQ/International ETF Portfolio has a policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in exchange traded securities of ETFs. These policies are subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Underlying ETFs

The Portfolios invest primarily in securities issued by ETFs. Accordingly, each Portfolio’s performance depends upon a favorable allocation by the Manager among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. In general, ETFs are designed to provide investment results corresponding to an index of securities. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of the Portfolios, and thus the value of the Portfolios’ shares, also could be substantially and adversely affected.

Generally, each Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolios may rely on these exemptive orders in investing in ETFs.

The table below lists the ETFs in which the Portfolios currently may invest. The list of Underlying ETFs may change from time to time at the discretion of the Manager without notice or shareholder approval. The Portfolios will not necessarily invest in every Underlying ETF at one time. Additional information regarding the Underlying ETFs is included in their current prospectuses.

EQ/Energy ETF Portfolio

The Energy Select Sector SPDR® Fund

iShares® U.S. Energy ETF

iShares® U.S. Oil Equipment & Services ETF

iShares® Global Clean Energy ETF

iShares® MCSI ACWI ex U.S. Energy ETF

iShares® MSCI Emerging Markets Energy Capped ETF

iShares® MSCI Global Energy Producers Fund

iShares® Global Energy ETF

iShares® North American Natural Resources ETF

iShares® U.S. Oil & Gas Exploration & Production ETF

PowerShares® CleantechTM Portfolio

PowerShares® DB Energy Fund

PowerShares® DB Oil Fund

PowerShares® Dynamic Energy Exploration & Production Portfolio

PowerShares® DWA Energy Momentum Portfolio

PowerShares® Dynamic Oil & Gas Services Portfolio

PowerShares® Global Clean Energy Portfolio

PowerShares® S&P SmallCap Energy Portfolio

PowerShares® WilderHill Clean Energy Portfolio

PowerShares® WilderHill Progressive Energy Portfolio

SPDR® S&P Global Natural Resources ETF

SPDR® S&P International Energy Sector ETF

SPDR® S&P Oil & Gas Equipment & Services ETF

SPDR® S&P Oil & Gas Exploration & Production ETF

Vanguard Energy ETF

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying ETFs	15

EQ/International ETF Portfolio

iShares® China Large-Cap ETF

iShares® MSCI All Country Asia ex-Japan ETF

iShares® MSCI Australia ETF

iShares® MSCI Austria Capped ETF

iShares® MSCI Belgium Capped ETF

iShares® MSCI Brazil Capped ETF

iShares® MSCI BRIC ETF

iShares® MSCI Canada ETF

iShares® Core MSCI EAFE ETF

iShares® Core MSCI Emerging Markets ETF

iShares® MSCI EAFE Growth ETF

iShares® MSCI EAFE ETF

iShares® MSCI EAFE Small-Cap ETF

iShares® MSCI EAFE Value ETF

iShares® MSCI Emerging Markets ETF

iShares® MSCI France ETF

iShares® MSCI Germany ETF

iShares® MSCI Hong Kong ETF

iShares® MSCI Israel Capped ETF

iShares® MSCI Italy Capped ETF

iShares® MSCI Japan ETF

iShares® MSCI Japan Small-Cap ETF

iShares® MSCI Malaysia ETF

iShares® MSCI Mexico Capped ETF

iShares® MSCI Netherlands ETF

iShares® MSCI New Zealand Capped ETF

iShares® MSCI Pacific ex-Japan ETF

iShares® MSCI Poland Capped ETF

iShares® MSCI Singapore ETF

iShares® MSCI South Africa ETF

iShares® MSCI South Korea Capped ETF

iShares® MSCI Spain Capped ETF

iShares® MSCI Sweden ETF

iShares® MSCI Switzerland Capped ETF

iShares® MSCI Taiwan ETF

iShares® MSCI Thailand Capped ETF

iShares® MSCI Turkey ETF

iShares® MSCI United Kingdom ETF

iShares® Asia 50 ETF

iShares® Europe ETF

iShares® S&P India 50 ETF

iShares® Latin America 40 ETF

iShares® Japan Large-Cap ETF

SPDR® Euro Stoxx 50 ETF

SPDR® Stoxx Europe 50 ETF

SPDR® S&P BRIC 40 ETF

SPDR® S&P China ETF

SPDR® S&P Emerging Asia Pacific ETF

SPDR® S&P Emerging Europe ETF

SPDR® S&P Emerging Latin America ETF

SPDR® S&P Emerging Markets ETF

SPDR® S&P Emerging Markets Small Cap ETF

SPDR® S&P Emerging Middle East & Africa ETF

SPDR® S&P International Mid Cap ETF

SPDR® S&P International Small Cap ETF

SPDR® S&P Russia ETF

Vanguard FTSE Developed Markets ETF

Vanguard FTSE Europe ETF

Vanguard FTSE Pacific ETF

EQ/Low Volatility Global ETF Portfolio

iShares® MSCI All Country World Minimum Volatility ETF

iShares® MSCI EAFE Minimum Volatility ETF

iShares® MSCI Emerging Markets Minimum Volatility ETF

iShares® MSCI USA Minimum Volatility ETF

PowerShares® S&P Emerging Markets Low Volatility Portfolio

PowerShares® S&P International Developed Low Volatility Portfolio

PowerShares® S&P MidCap Low Volatility Portfolio

PowerShares® S&P SmallCap Low Volatility Portfolio

PowerShares® S&P 500® High Dividend Portfolio

PowerShares® S&P 500® Low Volatility Portfolio

SPDR® Russell 1000® Low Volatility ETF

SPDR® Russell 2000® Low Volatility ETF

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BIT”). Neither BIT nor the iShares® Funds make any representations regarding the advisability of investing in any of the funds listed above.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC (“Invesco PowerShares”). Neither Invesco PowerShares nor the PowerShares® Funds make any representations regarding the advisability of investing in any of the funds listed above.

SPDRs® is used under license from The McGraw-Hill Companies, Inc. (“McGraw-Hill”). McGraw-Hill makes no representation or warranty regarding the advisability of investing in any of the funds listed above.

Additional Information about the Investment Strategies

The following provides additional information regarding the principal investment strategies discussed in the “Investments, Risks, and Performance—Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Cash and Short-Term Investments. A Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying ETF) as deemed appropriate by the

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Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

A Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed above in “Investment Strategies—Underlying ETFs.”

Generally, these securities offer less potential for gains than other securities.

Equity Securities. A Portfolio may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and investment vehicles and securities of real estate investment trusts.

Foreign Securities. A Portfolio may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Illiquid Securities. A Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Large-Cap Companies. A Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Mid-Cap, Small-Cap and Micro-Cap Companies. A Portfolio may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. A Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, a Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal.

U.S. Government Securities. A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, Standard & Poor’s Ratings Services (“S&P”) downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. This development, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, credit concerns could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of a Portfolio’s shares may be affected by that Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, a Portfolio may be subject to different risks than another investment company. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of each Portfolio as discussed in “Investments, Risks, and Performance—The Principal Risks” section for each Portfolio. However, other factors may also affect each Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

Each Portfolio follows a distinct set of investment strategies. Each Portfolio invests primarily in Underlying ETFs that invest substantially all of their assets in equity securities. Thus, the performance of each Portfolio will be subject to the risks of investing in equity securities. The Underlying ETFs

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have investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors, such as securities in specific geographic regions. Additional risks, including principal risks of investing in the Underlying ETFs, are discussed below. More information about the Underlying ETFs, including their principal risks, is available in the Underlying ETFs’ prospectuses.

Risks Associated with the Portfolios and the Underlying ETFs: Because each Portfolio invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

General Investment Risks:

Asset Class Risk. There is the risk that the returns from the asset classes, or types of securities, in which a Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Insurance Fund Risk. The Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Manager’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk. A significant percentage of a Portfolio’s shares may be owned or controlled by the Manager and its affiliates, other Portfolios that are advised by the Manager (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Manager. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an

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industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Portfolio Management Risk. The risk that strategies used by the Manager and its securities selections fail to produce the intended results.

Recent Market Conditions Risk. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, continues to affect global economies and financial markets. The crisis and its after-effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, investors in many types of securities, including, mortgage-backed, asset-backed, and corporate debt securities, have and may continue to experience losses. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Over the past several years and continuing into the present, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow economies. The ultimate effect of these efforts is not yet known. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. A change in or withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. As a result, the impact of U.S. financial regulation and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Portfolio’s investments. Uncertainty surrounding the sovereign debt of a number of European Union countries and the viability of the European Union have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and Europe. An increase in interest rates may adversely impact various markets. For example, because investors may buy securities or other investments with borrowed money, an increase in interest rates may result in a decline in such borrowing and purchases and thus in a decline in the markets for those investments. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Risk Management. The Manager undertakes certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best,

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it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Manager will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Securities Lending Risk. For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

Additional Risks:

Commodity Risk. Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may adversely affect the Portfolio’s performance. Although investments in commodities may move in different directions than traditional equity securities and debt instruments, when the value of those traditional investments is declining due to adverse economic conditions, there is no guarantee that commodities will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of traditional equity securities and debt instruments.

Concentration Risk. If an Underlying ETF concentrates in a particular market, industry, group of industries, country, region, group of countries, asset class or sector, that Underlying ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an Underlying ETF that concentrates in a single market, industry, group of industries, country, region, group of countries, asset class or sector may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Energy Sector Risk. The energy sector is cyclical and highly dependent on commodities prices, and the market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to the Portfolio’s holdings and the performance of the Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a

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company’s financial condition as well as general market, economic and political conditions and other factors. Equity securities generally have greater price volatility than fixed income securities.

ETF Risk. A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and the ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, sector or geographic region, including a Portfolio that is classified as “diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry, sector or geographic region. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a Portfolio that is more broadly invested.

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with or more prevalent than those associated with investing in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision and regulation than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities. Securities issued by U.S. entities with substantial foreign operations can involve risks relating to conditions in foreign countries. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries, which could adversely affect the value of the Portfolio’s investments.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged.

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Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk. The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries, and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, one or more members could abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Geographic Concentration Risk. A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as

22	More About Investment Strategies, Risks and the Underlying ETFs	EQ Advisors Trust

does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a portfolio to carry out transactions. If a portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may require a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations and may result in a loss or may be costly to the Portfolio. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which the Portfolio is carrying them. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Mid-Cap, Small-Cap and Micro-Cap Company Risk. A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- ,small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-capitalization companies than for mid-cap companies.

Natural Resources Sector Risk. The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying ETFs	23

expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

New Fund Risk. Certain Portfolios and Underlying ETFs may be relatively new portfolios with limited operating history. The portfolios may not be successful in implementing their respective investment strategies or may not employ successful investment strategies, and there can be no assurance that such portfolios will grow to or maintain an economically viable size, which could result in a portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration, and production spending. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, and world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Sector Concentration Risk. A Portfolio that invests primarily in industries comprising a particular sector could experience greater volatility than funds investing in a broader range of sectors.

Volatility Risk. The Underlying ETFs selected by the Manager may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Portfolio may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile.

Benchmarks

The performance of a Portfolio as shown in the section “About the Investment Portfolios” is compared to that of a broad-based securities market index. A Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with this benchmark, therefore, are of limited use. It is included because it is widely known and may help you to understand the universe of securities from which a Portfolio is likely to select its holdings.

Energy Select Sector Index is a highly liquid sector benchmark which tracks the Global Industry Classification Standard (GICS®) Energy sector of the S&P 500® Index.

Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (USD) (Net) Index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 23 emerging markets countries.

Morgan Stanley Capital International (MSCI) AC World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets (as of June 2, 2014). The index covers approximately 85% of the global investment opportunities.

Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

24	More About Investment Strategies, Risks and the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs

Each Underlying ETF is subject to certain General Investment Risks, such as Asset Class Risk, Issuer-Specific Risk, Market Risk, Portfolio Management Risk and Security Selection Risk. The following is additional information regarding the Underlying ETFs in which the Portfolios currently may invest, including principal investment objectives, principal investment strategies and principal investment risks identified by the Underlying ETFs. If you would like more information about the Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional.

The Manager may add new Underlying ETFs or replace existing Underlying ETFs without notice or shareholder approval.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
The Energy Select Sector SPDR® Fund	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Energy Select Sector Index.	The Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising The Energy Select Sector Index. The Index includes securities of companies from the following industries: oil, gas and consumable fuels; and energy equipment and services. The Fund employs a replication strategy in seeking to track the performance of the Index.	• Passive Strategy/Index Risk • Index Tracking Risk • Energy Sector Risk • Equity Securities Risk • Non-Diversification Risk
iShares® Core MSCI EAFE ETF	Seeks to track the investment results of the MSCI EAFE IMI Index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.	The fund generally invests at least 80% of its assets in securities of the MSCI EAFE IMI Index or in depositary receipts representing such securities. The Index was developed by MSCI Inc. as an equity benchmark for its international stock performance. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Consumer Discretionary Sector Risk

•  Currency Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Risk of Investing in the United Kingdom

•  Securities Lending Risk

•  Security Risk

•  Tracking Error Risk

•  Valuation Risk

EQ Advisors Trust	Information regarding the Underlying ETFs	25

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® U.S. Energy ETF	Seeks to track the investment results of the Dow Jones U.S. Oil & Gas Index which is composed of U.S. equities in the energy sector.	The Fund generally invests at least 90% of its assets in securities of the Dow Jones U.S. Oil & Gas Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Non-Diversification Risk

•  Oil and Gas Sector Risk

•  Oil Equipment and Services Sector Risk

•  Passive Investment Risk

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

iShares® U.S. Oil Equipment & Services ETF	Seeks to track the investment results of the Dow Jones U.S. Select Oil Equipment & Services Index composed of U.S. equities in the oil equipment and services sector.	The Fund generally invests at least 90% of its assets in securities of the Dow Jones U.S. Select Oil Equipment & Services Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Concentration Risk

•  Equity Securities Risk

•  Exchange Traded Funds Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Oil and Gas Sector Risk

•  Oil Equipment and Services Sector Risk

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

iShares® U.S. Oil & Gas Exploration & Production ETF	Seeks to track the investment results of the Dow Jones U.S. Select Oil Exploration & Production Index which is composed of U.S. equities in the oil and gas exploration and production sector.	The Fund seeks to track the investment results of the Dow Jones U.S. Select Oil Exploration & Production Index, which measures the performance of the oil exploration and production sub-sector of the U.S. equity market. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Concentration Risk

•  Equity Securities Risk

•  Exchange Traded Funds Risk

•  Issuer Risk

•  Management Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Non-Diversification Risk

•  Oil and Gas Industry Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

26	Information regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Global Energy ETF	Seeks to track the investment results of the S&P Global 1200 Energy Sector Index™ composed of global equities in the energy sector.	The Fund generally invests at least 90% of its assets in securities of the S&P Global 1200 Energy Sector Index™ and in depositary receipts representing such securities. The Index measures the performance of companies that S&P deems to be part of the Energy Sector of the economy and that S&P believes are important to global markets. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Exchange Traded Funds Risk

•  Geographic Risk

•  Market Trading Risk

•  Non-U.S. Securities Risk

•  Oil and Gas Sector Risk

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Valuation Risk

iShares® North American Natural Resources ETF	Seeks to track the investment results of the S&P North American Natural Resources Sector Index™ composed of North American equities in the natural resources sector.	The Fund generally invests at least 90% of its assets in securities of the S&P North American Natural Resources Sector Index™ and in depositary receipts representing such securities. The Index measures the performance of U.S. traded stocks of natural resource-related companies in the United States and Canada. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Concentration Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Materials Sector Risk

•  Metals and Mining Sector Risk

•  Natural Resources Sector Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  North American Economic Risk

•  Oil and Gas Sector Risk

•  Passive Investment Risk

•  Securities Lending Risk

•  Tracking Error Risk

PowerShares® Dynamic Energy Exploration & Production Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Energy Exploration & Production IntellidexSM Index.	The Fund generally will invest at least 90% of its total assets in the common stocks that comprise the Dynamic Energy Exploration & Production IntellidexSM Index. The Index is composed of common stocks of thirty U.S. companies involved in the exploration and production of natural resources used to produce energy.

•  Energy Exploration and Production Industry Concentration Risk

•  Equity Risk

•  Index Risk

•  Industry Concentration Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Diversified Fund Risk

•  Small and Medium Capitalization Company Risk

•  Issuer-Specific Changes

EQ Advisors Trust	Information regarding the Underlying ETFs	27

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PowerShares® DWA Energy Momentum Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DWA Energy Technical Leaders Index.	The Fund generally will invest at least 90% of its total assets in common stocks of energy companies that comprise the DWA Energy Technical Leaders Index. The Index is comprised of at least thirty common stocks of companies in the energy sector with powerful relative strength characteristics.

•  Energy Sector Risk

•  Oil and Gas Services Industry Risk

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Portfolio Turnover Risk

•  Small and Medium Capitalization Company Risk

•  Issuer-Specific Changes

PowerShares® Dynamic Oil & Gas Services Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Oil Services IntellidexSM Index.	The Fund generally will invest at least 90% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas that comprise the Dynamic Oil Services IntellidexSM Index. The Index is comprised of common stocks of thirty U.S. companies that assist in the production, processing and distribution of oil and gas.

•  Oil and Gas Services Industry Concentration Risk

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Portfolio Turnover Risk

•  Small and Medium Capitalization Company Risk

•  Non-Diversified Fund Risk

•  Issuer-Specific Changes

PowerShares® S&P SmallCap Energy Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Energy Index.	The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. energy companies that comprise the S&P SmallCap 600® Capped Energy Index. The Index is comprised of companies that are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services and pipelines.

•  Energy Sector Risk

•  Oil and Gas Services Industry Risk

•  Small Capitalization Company Risk

•  Equity Risk

•  Market Risk

•  Market Trading Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Non-Diversified Fund Risk

•  Issuer-Specific Changes

SPDR® S&P Oil & Gas Equipment & Services ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index.	The Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Oil & Gas Equipment & Services Select Industry Index. The Fund employs a sampling strategy in seeking to track the performance of the Index.	• Passive Strategy/Index Risk • Index Tracking Risk • Oil and Gas Sector Risk • Energy Sector Risk • Equity Investing Risk • Non-Diversification Risk

28	Information regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® S&P Oil & Gas Exploration & Production ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index.	The Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Oil & Gas Exploration & Production Select Industry Index. The Fund employs a sampling strategy in seeking to track the performance of the Index.	• Passive Strategy/Index Risk • Index Tracking Risk • Oil and Gas Sector Risk • Energy Sector Risk • Equity Investing Risk • Non-Diversification Risk
Vanguard Energy ETF	Seeks to track the performance of the MSCI US Investable Market Index (IMI)/Energy 25/50.	The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Index (IMI)/Energy 25/50 by investing all, or substantially all, of its assets in the stocks that make up that Index. The Index is comprised of stocks of large, mid-size and small U.S. companies in the Energy Sector.	• Investment Style Risk • Market Trading Risk • Non-Diversification Risk • Sector Risk • Stock Market Risk
iShares® MSCI EAFE Growth ETF	Seeks to track the investment results of the MSCI EAFE Growth Index composed of developed market equities, excluding the U.S. and Canada, that exhibit growth characteristics.	The Fund generally invests at least 90% of its assets in the securities of the MSCI EAFE Growth Index and in depositary receipts representing such securities. The index is a subset of the MSCI EAFE Index and consists of securities from Europe, Australasia and the Far East that are classified by MSCI as most representing the growth style. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Investment Style Risk • Focused Portfolio Risk • Exchange Traded Funds Risk • Tracking Error Risk
iShares® MSCI EAFE ETF	Seeks to track the investment results of the MSCI EAFE Index composed of large and mid-capitalization developed market equities, excluding the U.S. and Canada.	The Fund generally invests at least 90% of its assets in the securities of the MSCI EAFE Index and in depositary receipts representing such securities. The index was developed as an equity benchmark for MSCI’s international stock performance. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Focused Portfolio Risk • Exchange Traded Funds Risk • Tracking Error Risk
iShares® MSCI EAFE Value ETF	Seeks to track the investment results of the MSCI EAFE Value Index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics.	The Fund generally invests at least 90% of its assets in the securities of the MSCI EAFE Value Index and in depositary receipts representing such securities. The index is a subset of the MSCI EAFE Index and consists of securities from Europe, Australasia and the Far East that are classified by MSCI as most representing the value style. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Focused Portfolio Risk • Exchange Traded Funds Risk • Tracking Error Risk

EQ Advisors Trust	Information regarding the Underlying ETFs	29

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Japan ETF	Seeks to track the investment results of the MSCI Japan Index, which is composed of Japanese equities.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Japan Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Focused Portfolio Risk • Exchange Traded Funds Risk • Tracking Error Risk
iShares® MSCI Pacific ex-Japan ETF	Seeks to track the investment results of the MSCI Pacific ex-Japan Index. The index consists of stocks in the Australia, Hong Kong, New Zealand and Singapore.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Pacific ex-Japan Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Focused Portfolio Risk • Exchange Traded Funds Risk • Commodity Exposure Risk • Tracking Error Risk
iShares® MSCI United Kingdom ETF	Seeks to track the investment results of the MSCI United Kingdom Index which is composed of U.K. equities.	The Fund generally invests at least 90% of its assets in the securities of the MSCI United Kingdom Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Focused Portfolio Risk • Exchange Traded Funds Risk • Tracking Error Risk
iShares® Europe ETF	Seeks to track the investment results of the Standard & Poor’s Europe 350TM Index, which is composed of European equities.	The Fund generally invests at least 80% of its assets in the securities of the Standard & Poor’s Europe 350TM Index and in depositary receipts representing such securities. The Index measures the performance of leading companies in Europe. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk • Tracking Error Risk
Vanguard FTSE Developed Markets ETF	Seeks to track the performance of the FTSE Developed ex North America Index.

The Fund employs an indexing investment approach designed to track the performance of the FTSE Developed ex North America Index by investing all, or substantially all, of its assets in the stocks that make up the Index.

• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk
iShares® MSCI All Country World Minimum Volatility ETF	Seeks to track the investment results of the MSCI All Country World Minimum Volatility Index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets.	The Fund generally invests at least 90% of its assets in securities of the MSCI All Country World Minimum Volatility Index or in depositary receipts representing such securities. The Index was developed to measure the combined performance of equity securities in both emerging and developed markets that have lower absolute volatility. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Currency Risk

•  Custody Risk

•  Equity Securities

•  Financial Sector Risk

•  Geographic Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Emerging Markets

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

30	Information regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI EAFE Minimum Volatility ETF	Seeks to track the investment results of the MSCI EAFE Minimum Volatility (USD) Index.	The Fund generally invests at least 90% of its assets in securities of the MSCI EAFE Minimum Volatility Index or in depositary receipts representing such securities. The Index was developed to measure the performance of international equity securities that have lower absolute volatility. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Currency Risk

•  Equity Securities Risk

•  Financial Sector Risk

•  Geographic Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Japan

•  Risk of Investing in the United Kingdom

•  Securities Lending Risk

•  Security Risk

•  Tracking Error Risk

•  Valuation Risk

•  Volatility Risk

iShares® MSCI Emerging Markets Minimum Volatility ETF	Seeks to track the investment results of the MSCI Emerging Markets Minimum Volatility Index.	The Fund generally invests at least 90% of its assets in securities of the MSCI Emerging Markets Minimum Volatility Index or in depositary receipts representing such securities. The Index was developed to measure the performance of equity securities in global emerging markets that have lower volatility. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Commodity Exposure Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Currency Risk

•  Custody Risk

•  Equity Securities Risk

•  Financial Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Emerging Markets

•  Risk of Investing in India

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Securities Market Risk

•  Security Risk

•  Structural Risk

•  Telecommunications Sector Risk

•  Tracking Error Risk

•  Treaty/Tax Risk

•  Valuation Risk

•  Volatility Risk

EQ Advisors Trust	Information regarding the Underlying ETFs	31

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI USA Minimum Volatility ETF	Seeks to track the investment results of the MSCI USA Minimum Volatility (USD) Index.	The Fund generally invests at least 90% of its assets in securities of the MSCI USA Minimum Volatility (USD) Index or in depositary receipts representing such securities. The Index was developed to measure the performance of equity securities in the top 85% by market capitalization of equity securities listed on stock exchanges in the United States that have lower absolute volatility. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Equity Securities Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Non-Diversification Risk

•  North American Economic Risk

•  Passive Investment Risk

•  Securities Lending Risk

•  Tracking Error Risk

•  Volatility Risk

PowerShares® S&P Emerging Markets Low Volatility Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets Low Volatility Index.	The Fund will invest at least 90% of its total assets in the securities of companies that comprise the S&P BMI Emerging Markets Low Volatility Index. The Fund utilizes a sampling methodology to seek to achieve its investment objective.

•  Foreign Investment Risk

•  Emerging Markets Securities Risk

•  Equity Risk

•  Medium Capitalization Company Risk

•  Industry Concentration Risk

•  Market Risk

•  Market Trading Risk

•  Sampling Risk

•  Non-Correlation Risk

•  Index Risk

•  Non-Diversified Fund Risk

•  Issuer-Specific Changes

PowerShares® S&P International Developed Low Volatility Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed Low Volatility IndexTM.	The Fund will invest at least 90% of its total assets in the securities of companies that comprise the S&P BMI International Developed Low Volatility IndexTM. The Fund utilizes sampling methodology to seek to achieve its investment objective.

•  Foreign Investment Risk

•  Equity Risk

•  Medium Capitalization Company Risk

•  Industry Concentration Risk

•  Market Risk

•  Market Trading Risk

•  Sampling Risk

•  Non-Correlation Risk

•  Index Risk

•  Non-Diversified Fund Risk

•  Issuer-Specific Changes

PowerShares® S&P MidCap Low Volatility Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P MidCap 400 Low Volatility Index.	The Fund generally will invest at least 90% of its total assets in common stocks that comprise the S&P MidCap 400 Low Volatility Index.

•  Equity Risk

•  Medium Capitalization Company Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Non-Diversified Fund Risk

•  Market Risk

•  Market Trading Risk

•  Issuer-Specific Changes

32	Information regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PowerShares® S&P SmallCap Low Volatility Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600 Low Volatility Index.	The Fund generally will invest at least 90% of its total assets in common stocks that comprise the S&P SmallCap 600 Low Volatility Index.

•  Equity Risk

•  Small Capitalization Company Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Non-Diversified Fund Risk

•  Market Risk

•  Market Trading Risk

•  Issuer-Specific Changes

PowerShares® S&P 500® High Dividend Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility High Dividend Index.	The Fund generally will invest at least 90% of its total assets in securities that comprise the S&P 500® Low Volatility High Dividend Index.

•  High Dividend Paying Securities Risk

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Market Risk

•  Market Trading Risk

•  Index Risk

•  Non-Diversified Fund Risk

•  Issuer-Specific Changes

PowerShares® S&P 500® Low Volatility Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Index.	The Fund generally will invest at least 90% of its total assets in common stocks that comprise the S&P 500® Low Volatility Index.	• Equity Risk • Industry Concentration Risk • Market Risk • Market Trading Risk • Non-Correlation Risk • Index Risk • Non-Diversified Fund Risk • Issuer-Specific Changes
SPDR® Russell 1000® Low Volatility ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a large cap, low volatility index.	The Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Russell 1000® Low Volatility Index. The Fund employs a sampling strategy in seeking to track the performance of the Index.

•  Passive Strategy/Index Risk

•  Index Tracking Risk

•  Index Construction Risk

•  Equity Investing Risk

•  Large Cap Risk

•  Low Volatility Risk

•  Concentration Risk

•  Turnover Risk

•  Non-Diversification Risk

SPDR® Russell 2000® Low Volatility ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a small cap, low volatility index.	The Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Russell 2000® Low Volatility Index. The Fund employs a sampling strategy in seeking to track the performance of the Index.

•  Passive Strategy/Index Risk

•  Index Tracking Risk

•  Index Construction Risk

•  Equity Investing Risk

•  Small Cap Risk

•  Low Volatility Risk

•  Concentration Risk

•  Turnover Risk

•  Non-Diversification Risk

EQ Advisors Trust	Information regarding the Underlying ETFs	33

3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among eighty-six (86) Portfolios, sixty-one (61) of which have authorized Class IA, Class IB and Class K shares, twenty-four (24) of which are only authorized to issue Class IB and Class K shares, and one (1) of which is only authorized to issue Class IA and Class K shares. This Prospectus describes the Class IA and Class K shares of one (1) Portfolio and the Class IB and Class K shares of two (2) Portfolios. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Portfolios offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is, a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles and as of December 31, 2014 had approximately $103.7 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and day-to-day management of the Portfolios. In addition to its managerial responsibilities, the Manager also is responsible for determining the strategic asset allocation for the Portfolios and the selection of Underlying ETFs in which the Portfolios will invest. The Manager will make these determinations and engage in periodic rebalancing of each Portfolio’s investments.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA®, Xavier Poutas, CFA® and Adam M. Cohen, CFA®, are responsible for the day-to-day management of the Portfolios.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to September 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003 Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the Portfolios described in this Prospectus since inception. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA®, has served as a Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and has served as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

Adam M. Cohen, CFA® has served as an Assistant Portfolio Manager of FMG LLC since January 2013. He served as Investment Analyst from September 2010 through December 2012. Prior to that, he served as Compliance Director of FMG LLC from October 2008 to September 2010.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolios is available in the Trust’s SAI.

While day-to-day management of each Portfolio currently is provided by the Manager, the Manager may hire investment sub-advisers (“Advisers”) to provide day-to-day portfolio management for the Portfolios in the future. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Manager has been granted relief by the SEC to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees. If an Adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC, unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees that the Manager received in 2014 for managing each Portfolio (as

34	Management of the Trust	EQ Advisors Trust

a percentage of the Portfolio’s average daily net assets) and the rate of the fees waived by the Manager in 2014 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and the Trust with respect to the Portfolio.

Management Fees Paid by the Portfolio in 2014

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolio		Class IA Shares	Class IB Shares	Class K Shares
EQ/International ETF	0.40%	–0.04%	N/A	–0.04%
EQ/Energy ETF	0.50%	N/A	–1.70%	–1.70%
EQ/Low Volatility Global ETF	0.50%	N/A	–1.73%	–1.75%

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the management agreement with respect to each Portfolio will be available in the Trust’s Semi-Annual Report to Shareholders for the fiscal periods ended June 30 and December 31, respectively.

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Trust, subject to a minimum annual fee of $30,000. The asset-based administration fee is equal to an annual rate of 0.12% of the first $3 billion of the aggregate average daily net assets of the Trust (exclusive of certain Portfolios not offered by this Prospectus), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion, 0.0975% of the next $10 billion; and 0.095% thereafter.

Expense Limitation Agreement

In the interest of limiting until April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees to limit the annual operating expenses of the Portfolios (other than interest, taxes, brokerage commissions, fees and expenses of Underlying ETFs and other investment companies in which a Portfolio invests, dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets to the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolio	Class IA	Class IB	Class K
EQ/Energy ETF Portfolio	N/A	0.95%	0.70%
EQ/International ETF Portfolio	0.80%	N/A	0.55%
EQ/Low Volatility Global ETF Portfolio	N/A	0.95%	0.70%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments are reimbursed within three years of the payments or waivers being made and the combination of a Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, a Portfolio will be charged such lower expenses.

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion to dismiss as it related to the unjust enrichment claim.

EQ Advisors Trust	Management of the Trust	35

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and court agreed to consolidate the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgement as well as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgement relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of Defendants’ experts.

No liability for litigation relating to these matters has been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

On November 1, 2010, the Trust, and several of its portfolios (but not the Porfolios described in this Prospectus), were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its portfolios (but not the Porfolios described in this Prospectus), as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit has been consolidated with a number of related lawsuits into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by the Trust or its portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

36	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers Class IB and Class K shares on behalf of the EQ/Energy ETF Portfolio and the EQ/Low Volatility Global ETF Portfolio. The Trust offers Class IA and Class K shares on behalf of the EQ/International ETF Portfolio. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IA, Class IB and Class K shares of the Trust offered by this Prospectus. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged an annual fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The maximum distribution and/or service (12b-1) fee for Class IA and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IA and Class IB shares. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees for Class IB shares will increase your cost of investing and may cost you more than other types of charges.

EQ Advisors Trust	Fund distributions arrangements	37

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Each Portfolio reserves the right to suspend or change the terms of purchasing shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday), or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of a Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of a Portfolio’s shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests in Underlying ETFs that invest a significant portion of their assets in foreign securities (e.g., iShares® MSCI Global Energy Producers Fund and iShares® MSCI Emerging Markets Minimum Volatility Index Fund), the securities of small- and mid-cap companies or high-yield securities, it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets presents time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the same Portfolio. The Trust aggregates inflows and outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the same Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a

38	Buying and selling shares	EQ Advisors Trust

second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services.

FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC or an affiliate or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	39

6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying ETFs that invest heavily in foreign securities, which sometimes trade on days when the Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Swaps — utilize prices provided by approved pricing services.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affecting their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.

40	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and other Distributions

Each Portfolio generally distributes most or all of its net investment income and their realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify (in the case of a Portfolio that has not completed a taxable year) or continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent any Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that could reduce its investment performance.

It is important for each Portfolio to achieve (in the case of a Portfolio that has not completed a taxable year) or maintain its RIC status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether those accounts meet the investment diversification rules for those accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the RIC rules and separate account investment diversification rules.

Contract holders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	41

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified the Portfolio is, the less volatile it will be.

Yield — The rate at which the Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

42	Glossary of Terms	EQ Advisors Trust

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA, Class IB and Class K shares, as applicable. The financial information in the table below is for the past five (5) years ( or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA, Class IB and Class K shares of each Portfolio has been derived from the financial statements of the Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Portfolio’s financial statements as of December 31, 2014 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

EQ/Energy ETF Portfolio

	Class IB			Class K
	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013		Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$9.98	$10.00		$9.98	$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.08	0.04		0.11	0.05
Net realized and unrealized gain (loss) on investments	(1.59)	0.10		(1.60)	0.09

Total from investment operations	(1.51)	0.14		(1.49)	0.14

Less distributions:
Dividends from net investment income	(0.12)	(0.06)		(0.14)	(0.06)
Distributions from net realized gains	(0.03)	—		(0.03)	—
Return of capital	(0.02)	(0.10)		(0.02)	(0.10)

Total dividends and distributions	(0.17)	(0.16)		(0.19)	(0.16)

Net asset value, end of period	$8.30	$9.98		$8.30	$9.98

Total return(b)	(15.18)%	1.45%		(14.97)%	1.49%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,417	$2,032		$3,741	$3,361
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.95%	0.95%		0.70%	0.70%
Before waivers and reimbursements(a)(f)	2.65%	3.57%		2.40%	3.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)(x)	0.83%	2.47	%(l)	1.06%	2.73	%(l)
Before waivers and reimbursements(a)(f)(x)	(0.87)%	(0.16	)%(l)	(0.64)%	0.09	%(l)
Portfolio turnover rate(z)^	4%	5%		4%	5%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	43

Financial Highlights (cont’d)

EQ/International ETF Portfolio

	Class IA					Class K
	Year Ended December 31,					Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012	2011	2010	2014	2013	2012
Net asset value, beginning of year	$6.53	$6.36	$5.80	$7.15	$6.93	$6.53	$6.36	$5.80	$6.32

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.12	0.12	0.16	0.14	0.14	0.13	0.12	0.16	0.08
Net realized and unrealized gain (loss) on investments	(0.28)	1.15	0.87	(1.07)	0.39	(0.28)	1.17	0.88	(0.21)

Total from investment operations	(0.16)	1.27	1.03	(0.93)	0.53	(0.15)	1.29	1.04	(0.13)

Less distributions:
Dividends from net investment income	(0.09)	(0.26)	(0.18)	(0.16)	(0.14)	(0.10)	(0.28)	(0.19)	(0.16)
Distributions from net realized gains	(3.35)	(0.84)	(0.29)	(0.26)	(0.17)	(3.35)	(0.84)	(0.29)	(0.23)
Return of capital	— #	—	—	—	—	— #	—	—	—

Total dividends and distributions	(3.44)	(1.10)	(0.47)	(0.42)	(0.31)	(3.45)	(1.12)	(0.48)	(0.39)

Net asset value, end of year	$2.93	$6.53	$6.36	$5.80	$7.15	$2.93	$6.53	$6.36	$5.80

Total return(b)	(7.01)%	20.70%	17.81%	(12.88)%	7.67%	(6.90)%	21.01%	18.11%	(1.96)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,082	$4,676	$4,853	$3,229	$328,326	$91,354	$114,664	$259,475	$268,279
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.80%	0.80%	0.80%	0.53%	0.55%	0.55%	0.55%	0.55%	0.55%
After waivers, reimbursements and fees paid indirectly(a)(f)	0.80%	0.80%	0.80%	0.53%	0.55%	0.55%	0.55%	0.55%	0.55%
Before waivers, reimbursements and fees paid indirectly(a)(f)	0.84%	0.81%	0.81%	0.53%	0.56%	0.59%	0.56%	0.56%	0.55%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)(x)	2.50%	1.71%	2.60%	1.99%	2.04%	2.66%	1.70%	2.58%	3.66	%(l)
After waivers, reimbursements and fees paid indirectly(a)(f)(x)	2.50%	1.71%	2.60%	1.99%	2.04%	2.66%	1.70%	2.58%	3.66	%(l)
Before waivers, reimbursements and fees paid indirectly(a)(f)(x)	2.46%	1.71%	2.59%	1.99%	2.03%	2.62%	1.69%	2.57%	3.66	%(l)
Portfolio turnover rate^	3%	2%	2%	9%	9%	3%	2%	2%	9%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

44	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Low Volatility Global ETF Portfolio

	Class IB			Class K
	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013		Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$9.84	$10.00		$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.20	0.08		0.22	0.09
Net realized and unrealized gain (loss) on investments	0.60	(0.07)		0.61	(0.08)

Total from investment operations	0.80	0.01		0.83	0.01

Less distributions:
Dividends from net investment income	(0.23)	(0.11)		(0.26)	(0.11)
Distributions from net realized gains	— #	—		— #	—
Return of capital	—	(0.06)		—	(0.06)

Total dividends and distributions	(0.23)	(0.17)		(0.26)	(0.17)

Net asset value, end of period	$10.41	$9.84		$10.41	$9.84

Total return(b)	8.16%	0.16%		8.43%	0.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,965	$2,056		$4,187	$2,998
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.95%	0.95%		0.70%	0.70%
Before waivers and reimbursements(a)(f)	2.68%	3.77%		2.45%	3.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)(x)	1.94%	4.81	%(l)	2.10%	5.06	%(l)
Before waivers and reimbursements(a)(f)(x)	0.21%	1.99	%(l)	0.35%	2.24	%(l)
Portfolio turnover rate(z)^	2%	1%		2%	1%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

EQ Advisors Trust	Financial Highlights	45

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

100 F Street NE

Washington, D.C. 20549-1520

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2015 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated May 1, 2015

This Prospectus describes one (1) Portfolio* offered by EQ Advisors Trust (the “Trust”) and the Class IA, Class IB and Class K shares offered by the Trust on behalf of the Portfolio. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

AXA/Franklin Templeton Allocation Managed Volatility Portfolio

*	This Portfolio may not be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see if the Portfolio is available under your contract or plan.

The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or this Prospectus. Any representation to the contrary is a criminal offense.

Franklin Templeton

(791994)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

AXA/Franklin Templeton Allocation Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: Primarily seeks capital appreciation and secondarily seeks income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA/Franklin Templeton Allocation Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.05%	0.05%	0.05%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.17%	0.17%	0.17%	*
Acquired Fund Fees and Expenses	0.85%	0.85%	0.85%	*
Total Annual Portfolio Operating Expenses	1.32%	1.32%	1.07%
Fee Waiver and/or Expense Reimbursement†	–0.07%	–0.07%	–0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.25%	1.00%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.15% for Class K shares and 0.40% for Class IA shares and Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$127	$411	$717	$1,584
Class IB Shares	$127	$411	$717	$1,584
Class K Shares	$102	$333	$583	$1,299

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio and AXA/Templeton Global Equity Managed Volatility Portfolio (the “Underlying Portfolios”), each of which is a separate portfolio managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). The Underlying Portfolios, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio’s assets will be allocated on approximately an equal basis (33  1/3%) among each of the Underlying Portfolios.

The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio’s investment objectives. Each Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (AXA/Franklin Balanced Managed Volatility Portfolio), Franklin Mutual Advisers, LLC (AXA/Mutual Large Cap Equity Managed Volatility Portfolio) or Templeton Global Advisors Limited (AXA/Templeton Global Equity Managed Volatility Portfolio) (together, the “Sub-Advisers”) and another sub-adviser that sub-advises the portion of each Underlying Portfolio’s assets that seeks to track (before expenses) the performance of an index or indices with minimal tracking error, which is commonly referred to as an indexing strategy. The Manager reserves the right to add new underlying portfolios or replace existing underlying portfolios without shareholder approval. The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The AXA/Franklin Balanced Managed Volatility Portfolio seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. This portfolio’s assets normally are allocated among two distinct portions: one portion is actively managed (the “Active Allocated Portion”) and one portion seeks to track the performance (before expenses) of a particular index or indices (the “Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities, including convertible securities. Debt securities in which the Active Allocated Portion may

EQ Advisors Trust	About the investment portfolio	3

AXA/Franklin Templeton Allocation Managed Volatility Portfolio (continued)

invest include investment grade and below investment grade fixed income securities (also known as high yield or “junk” bonds and which may be illiquid), asset- and mortgage-backed securities, loan participations and government securities. The Index Allocated Portion is allocated among two sub-portions, which seek to track the performance (before fees and expenses) of the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”) and the Barclays Intermediate U.S. Government/Credit Index, respectively. The Portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

The AXA/Mutual Large Cap Equity Managed Volatility Portfolio seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk adjusted returns and managing volatility in the Portfolio. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large-capitalization companies (or financial instruments that derive their value from such securities), which, for the portfolio, means companies with market capitalizations of $5 billion or more at the time of purchase. The portfolio’s assets normally are allocated among two distinct portions: an Active Allocated Portion and an Index Allocated Portion. Under normal circumstances, the Active Allocated Portion invests mainly in equity securities of U.S. and foreign companies that the Sub-Adviser to the Active Allocated Portfolio believes are undervalued, including, to a lesser extent risk arbitrage securities and securities of distressed companies. The Active Allocated Portion invests predominantly in large-cap companies but it may invest up to 20% of its net assets in smaller companies as well. The Index Allocated Portion seeks to track the performance (before fees and expenses) of the S&P 500 Index. The Portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

The AXA/Templeton Global Equity Managed Volatility Portfolio seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the portfolio. The portfolio’s assets normally are allocated among two distinct portions: an Active Allocated Portion and an Index Allocated Portion. Under normal circumstances, the Active Allocated Portion invests primarily in equity securities of companies located anywhere in the world, including emerging markets. The Index Allocated Portion is comprised of two strategies, which seek to track the performance (before fees and expenses) of the S&P 500 Index and Morgan Stanley Capital International EAFE Index, respectively. The Portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

A portfolio’s investments in derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the portfolio’s gain or loss.

Detailed information about the Underlying Portfolios is available in each Underlying Portfolio’s Prospectus.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

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Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

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Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the portfolio’s Sub-Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Credit Risk. The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

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Derivatives Risk. A portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate

4	About the investment portfolio	EQ Advisors Trust

or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

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Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies may be less liquid and are generally more likely to become worthless than the securities of more financial financially stable companies. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience significant losses on the security, which may lower the Portfolio’s NAV. Securities tend to lose much of their value before the issuer defaults.

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Equity Exposure Risk: A Portfolio may invest from time to time in Underlying Portfolios managed by the Manager that employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Portfolio may invest from time to time in Underlying Portfolios managed by the Manager that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of a volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s investments (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

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Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a

EQ Advisors Trust	About the investment portfolio	5

AXA/Franklin Templeton Allocation Managed Volatility Portfolio (continued)

narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

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Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

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Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

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Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

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Investment Grade Securities Risk: Debt securities commonly are rated by national bond rating agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s

Investors Service, Inc. (“Moody’s”) or, if unrated, are deemed to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

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Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, (such as futures and options investments) invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

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Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

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Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

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Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest

6	About the investment portfolio	EQ Advisors Trust

rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

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Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

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Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by an Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

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Risks of Investing in Underlying Portfolios. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest and the ability of the Portfolio to meet its investment objective will directly depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging market securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

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Special Situations Risk: A Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market indexes and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest and the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The Class K shares have not yet commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.22% (2009 2nd Quarter)	–19.24% (2008 4th Quarter)

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AXA/Franklin Templeton Allocation Managed Volatility Portfolio (continued)

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA/Franklin Templeton Allocation Managed Volatility Portfolio — Class IA Shares (Inception Date: April 30, 2007)	5.49%	9.58%	3.01%
AXA/Franklin Templeton Allocation Managed Volatility Portfolio — Class IB Shares (Inception Date: April 30, 2007)	5.49%	9.47%	2.85%
S&P 500 Index	13.69%	15.45%	6.67%
Barclays U.S. Intermediate Government/Credit Bond Index (“BIG/C”) (reflects no deduction for fees, expenses, or taxes)	3.13%	3.54%	4.33%
66% Volatility Managed Index–Large Cap Core/ 17% Volatility Managed Index–International / 17% BIG/C (reflects no deduction for fees, expenses, or taxes)	8.58%	11.33%	7.10%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2007
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public, but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

8	About the investment portfolio	EQ Advisors Trust

2. More About Investment Strategies and Risks

Investment Strategies

Changes in Investment Objectives and Investment Strategies

As described in this prospectus, the Portfolio has its own investment objective(s), policies and strategies. There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without prior notice or shareholder approval.

Allocation Strategy

The Manager is responsible for allocating the Portfolio’s assets among the three Underlying Portfolios. The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

You should note that the Underlying Portfolios may already be available directly as investment options in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

Additional Strategies

The following is a list of additional investment strategies that the Portfolio may employ. The Portfolio also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolio’s Statement of Additional Information (“SAI”).

Securities of Other Investment Companies. The Portfolio invests in the Underlying Portfolios that are managed by the Manager and sub-advised by two sub-advisers. The Portfolio’s assets are allocated on approximately an equal basis among each of the Underlying Portfolios. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolio relies to invest in other investment companies in excess of these limits, subject to certain conditions.

U.S. Government Securities. The Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. This development, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, credit concerns could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

Cash Management. The Portfolio can hold uninvested cash or cash collateral. The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager, the Portfolio’s investment manager. Generally, these securities offer less potential for gains than other types of securities.

Portfolio Turnover. The Portfolio does not restrict the frequency of trading to limit expenses. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, the Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, the Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Portfolio’s

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shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, the Portfolio may be subject to different risks than another investment company. Some of the risks of investing in the Portfolio are discussed below, including the principal risks of the Portfolio as discussed in “About the Investment Portfolio — The Principal Risks.” However, other factors may also affect the Portfolio’s investment results. There is no guarantee that the Portfolio will achieve its investment objective(s) or that it will not lose value.

The Portfolio follows a distinct set of investment strategies. The Portfolio’s performance will be subject to the risks of investing in the types of securities in which a Underlying Portfolio invests in direct proportion to the amount of assets the Portfolio invests in the Underlying Portfolio. For example, to the extent the Portfolio invests in Underlying Portfolios that invest primarily in equity securities, fixed income securities or foreign securities, the performance of the Portfolio will be subject to the risks of investing in those securities.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Some of the risks, including principal risks of investing in the Underlying Portfolios, are discussed below. More information about each Underlying Portfolio is available in its prospectus.

General Risks

The Portfolio and each of the Underlying Portfolios may be subject to certain general investment risks, as discussed below. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

Sub-Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Manager also may be subject to potential conflicts of interest in selecting shares of Underlying Portfolios for redemption. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Asset Class Risk. There is the risk that the returns from the asset classes, or types of securities, in which a Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cash Management Risk. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Counterparty Risk. A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to a transaction.

Derivatives Risk. A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Manager or a Sub-Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more

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rapidly in value than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Assets segregated to cover these transactions may decline in value and may become illiquid. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. As a result, a larger portion of a Portfolio’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Portfolio. There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd- Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, a Portfolio also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Portfolio’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of a Portfolio to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

Equity Exposure Risk. The Portfolio may invest from time to time in Underlying Portfolios managed by the Manager that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Volatility is a statistical measure of the magnitude of changes in a Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s investments. Any one or

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more of these factors may prevent the Underlying Portfolio from achieving the intended volatility management or could cause the Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower than intended. In addition, the use of volatility management techniques may not protect against market declines and may limit the Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains.

Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Insurance Fund Risk. The Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Manager’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Investment Style Risk. A Sub-Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Sub-Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

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Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may require a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations and may result in a loss or may be costly to the Portfolio. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which the Portfolio is carrying them. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Multiple Adviser Risk. A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur

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higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk. The risk that strategies used by the Manager or the Sub-Advisers and their securities selections fail to produce the intended results.

Recent Market Conditions Risk. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, continues to affect global economies and financial markets. The crisis and its after-effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, investors in many types of securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, and may continue to experience losses. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Over the past several years and continuing into the present, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow economies. The ultimate effect of these efforts is not yet known. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. A change in or withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. As a result, the impact of U.S. financial regulation and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Portfolio’s investments. Uncertainty surrounding the sovereign debt of a number of European Union countries and the viability of the European Union have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and Europe. An increase in interest rates may adversely impact various markets. For example, because investors may buy securities or other investments with borrowed money, an increase in interest rates may result in a decline in such borrowing and purchases and thus in a decline in the markets for those investments. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risk Management. The Manager and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its

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very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Manager or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks Related to Investments in Underlying Portfolios. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests exclusively directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

Short Position Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased plus any premiums or interest paid to the third party. Short positions may be considered speculative transactions and involve special risks that could increase losses or reduce gains. Short sales involve greater reliance on the investment sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may hae to buy the securities sold short at an unfavorable price. When a Portfolio is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Tax Risk. The risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Risks of Equity Investments

Each Underlying Portfolio may invest in equity securities. Therefore, your investment in the Portfolio will be subject to the risks of investing in equity securities in direct proportion to the Portfolio’s investments in these securities through the Underlying Portfolios. The risks of investing in equity securities may include:

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security’s when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing

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instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Portfolio invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities are normally “junior” securities which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Equity securities generally have greater price volatility than fixed-income securities.

Financial Services Sector Risk. To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Large Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap, Small-Cap and Micro-Cap Company Risk. A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies.

Real Estate Investing Risk. Investing in real estate investment trusts (“REITs”) exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Portfolio (or portion thereof) indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Sector Concentration Risk. A Portfolio that invests primarily in industries comprising a particular sector could experience greater volatility than funds investing in a broader range of sectors.

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Special Situations Risk. A Portfolio may seek to benefit from “special situations,” such as acquisitions mergers, consolidations, bankruptcies liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, merger, consolidation, liquidation, restructuring bankruptcy, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that a Sub-Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than a Sub-Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Utilities Sector Risk. The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on an Underlying Portfolio’s holdings and the performance of the Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Risks of Fixed Income Investments

Each Underlying Portfolio may invest in debt securities. Therefore, your investment in the Portfolio will be subject to the risks of investing in fixed income securities in direct proportion to the Portfolio’s investments in these securities through the Underlying Portfolios. Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments. The risks of investing in fixed income securities may include:

Bank Loans Risk. Loans are subject to additional risks including liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for a Portfolio investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value.

A Portfolio’s investments in bank loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured bank loans offer a Portfolio more protection than unsecured bank loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured bank loans are subject to a greater risk of default than secured bank loans, especially during periods of deteriorating economic conditions. Unsecured bank loans also have a greater risk of nonpayment in the event of a default than secured bank loans since there is no recourse for the lender to collateral. If a Portfolio acquires a participation interest in a loan, the Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, bank loan interests may be unrated, and the Portfolio’s Sub-Adviser may be required to rely exclusively on their analysis of the borrower in determining whether to acquire, or to continue to hold, a loan.

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security’s when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a

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convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Portfolio invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities are normally “junior” securities which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.

Credit Risk. The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a Portfolio may decrease its value. When a fixed-income security is not rated, Sub-Adviser may have to assess the risk of the security itself. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio themselves.

Distressed Companies Risk. A Portfolio may invest in distressed securities, including loans, bonds and notes, many of which are not publicly traded and that may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. A Portfolio may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Portfolio’s original investment. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience significant losses on the security, which may lower the Portfolio’s NAV. Securities tend to lose much of their value before the issuer defaults. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call’ or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income. Conversely, when interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these obligations to fall. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a Portfolio holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). When the federal Reserve raises the federal funds rate, which is expected to occur,

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interest rates are expected to rise. As of the date of this Prospectus, interest rates in the United States are at or near historic lows but may rise significantly or rapidly potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk. Debt securities generally are rated by national bond ratings agencies. A portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s or, if unrated, deemed to be of comparable quality by a Sub-Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may possess certain speculative characteristics as well.

Loan Participation and Assignments Risk. A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. An increased rate of prepayments on a Portfolio’s mortgage-backed and asset-backed securities will result in an unforeseen loss of interest income to a Portfolio as the Portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. This is known as extension risk. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Non-Investment Grade Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) or, if unrated, deemed to be of comparable quality by a Sub-Adviser are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-Investment grade bonds, sometimes referred to as ”junk bonds,’’ are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. Because of the risks involved in investing in below investment grade securities, an

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investment in a Portfolio that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Risks of Foreign Securities Investments

Each Underlying Portfolio may invest in foreign securities. Therefore, your investment in the Portfolio will be subject to the risks of investing in foreign securities in direct proportion to the Portfolio’s investments in these securities through the Underlying Portfolios. The risks of investing in foreign securities may include:

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision and regulation than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities. Securities issued by U.S. entities with substantial foreign operations can involve risks relating to conditions in foreign countries. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries, which could adversely affect the value of the Portfolio’s investments.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market

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countries may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to a greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk. The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires Euro zone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic down turns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, one or more members could abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Geographic Concentration Risk. A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk. An Underlying Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Underlying Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Underlying Portfolio’s net asset value might be diluted. An Underlying Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the board of trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Underlying Portfolio’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment sub-adviser’s ability to implement an Underlying Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

EQ Advisors Trust	More About Investment Strategies and Risks	21

Benchmarks

The performance of the Portfolio as shown in the section “About the Investment Portfolio” is compared to that of broad-based securities market indexes and/or a hypothetical composite index. The Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

The Manager has created one or more benchmarks (identified below with an asterisk) that are used to measure the Portfolio’s performance. These custom or composite benchmarks were created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index or indexes. There is no guarantee that the Portfolio will outperform these or any benchmarks.

Standard & Poor’s 500® Composite Stock Index (referred to here in as “Standard & Poor’s 500 Index” or “S&P 500 Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Morgan Stanley Capital International (“MSCI”) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Barclays U.S. Intermediate Government/Credit Bond Index (“BIG/C”) is an unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and investment grade corporate bonds with maturities of 1-10 years.

Volatility Managed Index-International (“VMI-International”)* An index that applies a formula to the MSCI EAFE Index adjusting the equity exposure of the MSCI EAFE Index when certain volatility levels are reached.

Volatility Managed Index-Large Cap Core (“VMI-LCC”)* An index that applies a formula to the S&P 500 Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

66% VMI–LCC / 17% VMI-International / 17% BIG/C* A hypothetical combination of unmanaged indexes. The composite index combines the total return of the VMI-LCC at a weighting of 66%, the VMI-International at a weighting of 17% and the BIG/C at a weighting of 17%.

“Blended” performance numbers assume a static mix of the indexes. The Manager believes that these indexes reflect more closely the market sectors in which the Portfolio invests.

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Information Regarding the Underlying Portfolios

The following is additional information regarding the Underlying Portfolios. If you would like more information about the Underlying Portfolios, their Prospectuses and Statements of Additional Information are available at www.axa-equitablefunds.com or by contacting your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

The Manager reserves the right to add new underlying portfolios or replace existing underlying portfolios without shareholder approval.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA/Franklin Balanced Managed Volatility Portfolio	Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and one portion seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio will invest at least 25% of its net assets in debt securities and at least 25% of its net assets in equity securities. Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities. The Index Allocated Portion is comprised of two strategies, one of which seeks to track the performance of the S&P 500 Index and a second component which seeks to invest in securities comprising the Barclays Intermediate U.S. Government/Credit Index, respectively. The Portfolio also may invest in derivatives such as futures and options.

•  Cash Management Risk

•  Convertible Securities Risk

•  Credit Risk

•  Currency Risk

•  Depository Receipts Risk

•  Derivatives Risk

•  Distressed Companies Risk

•  Emerging Markets Risk

•  Equity Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Liquidity Risk

•  Loan Participation and Assignments Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Multiple Adviser Risk

•  Non-Investment Grade Securities Risk

•  Sector Concentration Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

EQ Advisors Trust	More information on investing in ETFs and the Underlying ETFs	23

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and one portion seeks to track the performance (before expenses) of a particular index (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large-capitalization companies (or financial instruments that derive their value from such securities). Under normal circumstances, the Active Allocated Portion invests mainly in equity securities of U.S. and foreign companies that the Sub-Adviser believes are undervalued. The Index Allocated Portion seeks to track the performance of the S&P 500 Index. The Portfolio also may invest in derivatives such as futures and options.

•  Cash Management Risk

•  Credit Risk

•  Currency Risk

•  Depositary Receipts Risk

•  Derivatives Risk

•  Distressed Companies Risk

•  Emerging Markets Risk

•  Equity Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Geographic Concentration Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Mid-Cap and Small-Cap Company Risk

•  Multiple Adviser Risk

•  Non-Investment Grade Securities Risk

•  Securities Lending Risk

•  Short Position Risk

•  Special Situations Risk

•  Volatility Management Risk

AXA/Templeton Global Equity Managed Volatility Portfolio	Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or other financial instruments that derive their value from such securities). The Portfolio’s assets are normally allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and the other portion seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion invests primarily in equity securities, including common stocks and preferred stocks, of companies located anywhere in the world, including emerging markets. The Index Allocated Portion is comprised of two strategies, which seek to track the performance of the S&P 500 Index and the Morgan Stanley Capital International EAFE Index, respectively, each with minimal tracking error. The Portfolio also may invest in derivatives such as futures and options.

•  Cash Management Risk

•  Credit Risk

•  Currency Risk

•  Depositary Receipts Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Mid-Cap Company Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

24	More information on investing in ETFs and the Underlying ETFs	EQ Advisors Trust

3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolio. The Trust issues shares of beneficial interest that are currently divided among eighty-six (86) portfolios, sixty-one (61) of which have authorized Class IA, Class IB and Class K shares twenty-four (24) of which have authorized Class IB and Class K shares and one (1) of which is only authorized to issue Class IA and Class K shares. This Prospectus describes the Class IA, Class IB and Class K shares of one (1) Portfolio. The Portfolio’s investment objective, investment strategies and risks have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. FMG LLC is registered with SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment manager to mutual funds and other pooled investment vehicles and, as of December 31, 2014, had approximately $103.7 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and day-to-day management of the Portfolio. In addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board. The Manager will rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation.

Kenneth T. Kozlowski, CFP®, CLU, ChFC; Alwi Chan, CFA®; Xavier Poutas, CFA®; and Adam Cohen, CFA®, are responsible for the day-to-day management of the Portfolio.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to September 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the Portfolio since its inception. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA® has served as a Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

Adam M. Cohen, CFA® has served as an Assistant Portfolio Manager of FMG LLC since January 2013. He served as Investment Analyst from September 2010 through December 2012. Prior to that, he served as Compliance Director of FMG LLC from October 2008 to September 2010. Mr. Cohen is responsible for the day-to-day management of the AXA SmartBeta Equity Portfolio and the EQ/Convertible Securities Portfolio.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolio is available in the Trust’s Statement of Additional Information.

While day-to-day management of the Portfolio currently is provided by the Manager, the Manager may hire investment sub-advisers (“Sub-Advisers”) to provide day-to-day portfolio management for the Portfolio in the future. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Manager has been granted relief by the SEC to appoint, dismiss and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Sub-Advisers subject to approval of the Board of Trustees. If a new Sub-Adviser is retained for the Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., AXA Investment Managers, Inc. and AXA Rosenberg Investment Management LLC. unless the advisory agreement with the Affiliated Sub-Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with respect to the Portfolio is available in the Trust’s Semi-Annual or Annual Reports to Shareholders for the fiscal periods ended June 30 and December 31, respectively.

EQ Advisors Trust	Management of the Trust	25

Management Fees

The Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) that the Manager received in 2014 for managing the Portfolio and the rate of the management fees waived by the Manager in 2014 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to the Portfolio.

Management Fees Paid by the Portfolio in 2014

Portfolio	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
AXA/Franklin Templeton Allocation Managed Volatility	0.05%	0.07%

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios is available in the Trust’s Semi-Annual or Annual Reports to Shareholders for the periods ended June 30 and December 31.

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolio are aggregated with those of the Trust’s Strategic Allocation Portfolios and AXA All Asset Allocation Series Portfolios, which are offered in another prospectus (together with the Portfolio, the “Fund-of-Funds Portfolios”). The asset-based administration fee is equal to an annual rate of 0.15% of the first $20 billion of the aggregate average daily net assets of the Fund-of-Funds Portfolios; 0.125% of the next $5 billion; and 0.10% thereafter. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, its affiliates serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios, and earn fees for providing services in these capacities, which are in addition to the fees directly associated with the Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, fees and expenses of the Underlying Portfolios, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) as a percentage of average daily net assets are limited to the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolio	Class IA Shares	Class IB Shares	Class K Shares
AXA/Franklin Templeton Allocation Managed Volatility Portfolio	0.40%	0.40%	0.15%

The Manager may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made, and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses.

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants

26	Management of the Trust	EQ Advisors Trust

charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgment aswell as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of Defendants’ experts.

No liability for litigation relating to these matters has been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

On November 1, 2010, the Trust, and several of its portfolios (but not the Portfolio described in this Prospectus), were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its portfolios (but not the Portfolio described in this Prospectus), as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, has been consolidated with a number of related lawsuits into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by the Trust or its portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

EQ Advisors Trust	Management of the Trust	27

4. Fund distribution arrangements

The Trust offers three classes of shares on behalf of the Portfolio: Class IA shares, Class IB shares and Class K shares. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IA, Class IB and Class K shares of the Trust. The classes of shares are offered and redeemed at their net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged an annual fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IA and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IA and Class IB shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, the fees for Class IA and IB shares will increase your cost of investing and may cost you more than other types of charges.

AXA Distributors may receive payments from certain Sub-Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Sub-Advisers’ Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. AXA Distributors also may receive marketing support from the Sub-Advisers in connection with the distribution of the Contracts.

28	Fund distribution arrangements	EQ Advisors Trust

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed, and payment with respect thereto will normally be made, within seven days after tender. The Portfolio reserves the right to suspend or change the terms of purchasing shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash, or may take up to seven days to pay a redemption request in order to raise capital when it is detrimental for the Portfolio to make cash payments, as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent the Portfolio invests in Underlying Portfolios that invest a significant portion of their assets in foreign securities (which would include each Underlying Portfolio), the securities of small- and mid-cap companies (e.g., the AXA/Mutual Large Cap Equity Managed Volatility and AXA/Templeton Global Equity Managed Volatility Portfolios) or high-yield bond securities (e.g., AXA/Franklin Core Balanced Managed Volatility and AXA/Mutual Large Cap Equity Managed Volatility Portfolios), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolio discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, the Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services and any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the Portfolio. The Trust aggregates inflows or outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such

EQ Advisors Trust	Buying and selling shares	29

activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

30	Buying and selling shares	EQ Advisors Trust

6. How portfolio shares are priced

“Net asset value” is the price of one share of the Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of the Portfolio’s shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by the Portfolio or its designated agent.

•

The Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying Portfolios that may invest heavily in foreign securities, which sometimes trade on days when the Portfolio’s and the Underlying Portfolios’ shares are not priced.

Shares of the Underlying Portfolios held by the Portfolio are valued at their respective net asset values. Generally, other portfolio securities and assets of the Portfolio as well as portfolio securities and assets held by the Underlying Portfolios are valued as follows:

•

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sales price, the higher bid or the lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by the Portfolio or Underlying Portfolios will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Swaps — utilize prices provided by approved pricing services.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities, and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that each portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a portfolio’s net asset value by those traders.

EQ Advisors Trust	How portfolio shares are priced	31

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions by the Portfolio are automatically reinvested at net asset value in shares of the distributing class of the Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation, and intends to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal tax purposes. The Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if the Portfolio does have any federal tax liability such liability would hurt its investment performance. Also, to the extent the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for the Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether those accounts meet the investment diversification rules for those accounts. If the Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and the administrator of the Trust, therefore carefully monitors the Portfolio’s compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contract holders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

32	Dividends and other distributions and tax consequences	EQ Advisors Trust

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

EQ Advisors Trust	Glossary of Terms	33

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Portfolio’s Class IA and Class IB shares. The financial information in the table below is for the past five (5) years. The financial information below for the Class IA and Class IB shares has been derived from the financial statements of the Portfolio, which have been audited by PricewaterhouseCoopers LLP an independent registered public accounting firm. PricewaterhouseCoopers LLP report on the Portfolio’s financial statements as of December 31, 2014 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

AXA/Franklin Templeton Allocation Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.03	$8.23	$7.30	$7.79	$7.20	$10.03	$8.23	$7.30	$7.79	$7.20

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.24	0.14	0.19	0.19	0.27	0.17	0.10	0.14	0.14	0.15
Net realized and unrealized gain (loss) on investments	0.32	1.77	0.89	(0.52)	0.49	0.39	1.81	0.94	(0.49)	0.59

Total from investment operations	0.56	1.91	1.08	(0.33)	0.76	0.56	1.91	1.08	(0.35)	0.74

Less distributions:
Dividends from net investment income	(0.18)	(0.11)	(0.15)	(0.16)	(0.17)	(0.18)	(0.11)	(0.15)	(0.14)	(0.15)
Distributions from net realized gains	(0.04)	—	—	—	—	(0.04)	—	—	—	—

Total dividends and distributions	(0.22)	(0.11)	(0.15)	(0.16)	(0.17)	(0.22)	(0.11)	(0.15)	(0.14)	(0.15)

Net asset value, end of year	$10.37	$10.03	$8.23	$7.30	$7.79	$10.37	$10.03	$8.23	$7.30	$7.79

Total return	5.49%	23.20%	14.74%	(4.17)%	10.57%	5.49%	23.20%	14.74%	(4.41)%	10.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,475	$3,504	$1,638	$1,024	$543	$1,434,022	$1,493,718	$1,322,931	$1,266,765	$1,431,664
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.40%	0.40%	0.40%	0.15%	0.15%	0.40%	0.40%	0.40%	0.40%	0.40%
Before waivers and reimbursements(f)	0.47%	0.47%	0.48%	0.22%	0.22%	0.47%	0.47%	0.48%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	2.33%	1.55%	2.41%	2.50%	3.69%	1.65%	1.11%	1.75%	1.78%	1.99%
Before waivers and reimbursements(f)(x)	2.26%	1.48%	2.33%	2.43%	3.62%	1.57%	1.04%	1.67%	1.71%	1.92%
Portfolio turnover rate^	5%	8%	4%	5%	8%	5%	8%	4%	5%	8%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

34	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolio, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio’s SAI.

To order a free copy of the Portfolio’s SAI and/or Annual and Semi-Annual Report, or request other information about the Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolio at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolio (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio is available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section

Washington, D.C. 20549-1520

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2015 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated May 1, 2015

This prospectus describes seven (7) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA, IB and Class K shares offered by the Trust on behalf of the Portfolios. This prospectus contains information you should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

AXA Strategic Allocation Series Portfolios

AXA Ultra Conservative Strategy Portfolio

AXA Conservative Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Growth Strategy Portfolio

AXA Aggressive Strategy Portfolio†

*	Not all of these Portfolios may be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.
†	The Trust offers only Class IB and Class K shares of this Portfolio.

The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or this Prospectus. Any representation to the contrary is a criminal offense.

Strategic Alloc

Class IA/IB/K

(792024)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

AXA Ultra Conservative Strategy Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Ultra Conservative Strategy Portfolio	Class IA Shares		Class IB Shares	Class K Shares
Management Fee	0.10%		0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.00%
Other Expenses	1.67%	*	1.67%	1.67%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.48%	*	0.48%	0.48%	*
Total Annual Portfolio Operating Expenses	2.50%		2.50%	2.25%
Fee Waiver and/or Expense Reimbursement†	–1.55%		–1.55%	–1.55%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%		0.95%	0.70%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.95% for Class IA and Class IB shares and 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$97	$630	$1,191	$2,719
Class IB Shares	$97	$630	$1,191	$2,719
Class K Shares	$72	$554	$1,063	$2,464

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). Under normal market conditions, it is expected that the Portfolio will invest approximately 90% of its assets in fixed income investments and approximately 10% of its assets in equity investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities, mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance.

The Manager may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

EQ Advisors Trust	AXA Ultra Conservative Strategy Portfolio	3

AXA Ultra Conservative Strategy Portfolio (continued)

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Asset Transfer Program Risk — The Portfolio is used in connection with certain benefit programs under Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”). The Contracts provide that AXA Equitable can automatically transfer contract value between the Portfolio and other portfolios managed by the Manager and the general account of AXA Equitable through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect Contract value from declines due to market volatility, and thereby limit AXA Equitable’s exposure to risk on certain guaranteed benefits under the Contracts. This mathematical process may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. For instance, the Portfolio’s investment performance could be adversely affected if the mathematical process requires the Manager to purchase and sell securities at inopportune times or otherwise limits the Manager’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolio compared to other similar funds.

•

Credit Risk — The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

•

Equity Exposure Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Manager that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of a volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s investments (some of which may be sudden) or volatility for any particular period that may be higher or lower. Any one or more of these factors may prevent the Underlying Portfolio from achieving the intended volatility management or could cause the Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

4	AXA Ultra Conservative Strategy Portfolio	EQ Advisors Trust

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

ETFs Risk — A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) a sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

•

Investment Grade Securities Risk — Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are deemed to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and

EQ Advisors Trust	AXA Ultra Conservative Strategy Portfolio	5

AXA Ultra Conservative Strategy Portfolio (continued)

market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging market securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest and the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class IA shares and Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
1.08% (2013 1st Quarter)	–1.27% (2013 2nd Quarter)

Average Annual Total Returns
	One Year	Since Inception
AXA Ultra Conservative Strategy Portfolio — Class IB Shares (Inception Date: September 28, 2011)	1.89%	1.98%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	22.15%
Barclays U.S. Intermediate Government Bond Index (“BIG”) (reflects no deduction for fees, expenses, or taxes)	2.52%	1.15%
AXA Ultra Conservative Strategy Index (reflects no deduction for fees, expenses, or taxes)	3.17%	2.91%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	August 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	August 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	August 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

6	AXA Ultra Conservative Strategy Portfolio	EQ Advisors Trust

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with certain benefit programs under Contracts issued by AXA Equitable.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Procedures for purchasing and redeeming Portfolio shares are governed by the applicable separate account through which you invest. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	AXA Ultra Conservative Strategy Portfolio	7

AXA Conservative Strategy Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks a high level of current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Conservative Strategy Portfolio	Class IA Shares		Class IB Shares	Class K Shares
Management Fee	0.10%		0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.00%
Other Expenses	0.18%	*	0.18%	0.18%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.51%	*	0.51%	0.51%	*
Total Annual Portfolio Operating Expenses	1.04%		1.04%	0.79%
Fee Waiver and/or Expense Reimbursement†	–0.09%		–0.09%	–0.09%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%		0.95%	0.70%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.95% for Class IA and Class IB shares and 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$97	$322	$565	$1,263
Class IB Shares	$97	$322	$565	$1,263
Class K Shares	$72	$243	$430	$970

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). The Portfolio invests approximately 80% of its assets in fixed income investments and approximately 20% of its assets in equity investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities, mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance.

The Manager may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. The Portfolio is also subject to the risks associated with the

8	AXA Conservative Strategy Portfolio	EQ Advisors Trust

Underlying Portfolios’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Credit Risk — The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

•

Derivatives Risk — A portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

•

Equity Exposure Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Manager that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s investments. Any one or more of these factors may prevent the Underlying Portfolio from achieving the intended volatility management or could cause the Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

ETFs Risk — A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities

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AXA Conservative Strategy Portfolio (continued)

risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) a sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

•

Investment Grade Securities Risk — Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are deemed to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the

10	AXA Conservative Strategy Portfolio	EQ Advisors Trust

Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest and the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class IA shares and Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
4.07% (2010 3rd Quarter)	–2.74% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA Conservative Strategy Portfolio — Class IB Shares (Inception Date: April 30, 2009)	2.58%	3.86%	4.85%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	18.83%
Barclays U.S. Intermediate Government Bond Index (“BIG”) (reflects no deduction for fees, expenses, or taxes)	2.52%	2.78%	2.53%
AXA Conservative Strategy Index (reflects no deduction for fees, expenses, or taxes)	3.45%	4.61%	5.06%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2009
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed

EQ Advisors Trust	AXA Conservative Strategy Portfolio	11

AXA Conservative Strategy Portfolio (continued)

and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

12	AXA Conservative Strategy Portfolio	EQ Advisors Trust

AXA Conservative Growth Strategy Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks current income and growth of capital, with greater emphasis on current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Conservative Growth Strategy Portfolio	Class IA Shares		Class IB Shares	Class K Shares
Management Fee	0.10%		0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.00%
Other Expenses	0.17%	*	0.17%	0.17%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.53%	*	0.53%	0.53%	*
Total Annual Portfolio Operating Expenses	1.05%		1.05%	0.80%
Fee Waiver and/or Expense Reimbursement†	–0.05%		–0.05%	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%		1.00%	0.75%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.00% for Class IA and Class IB shares and 0.75% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$102	$329	$575	$1,278
Class IB Shares	$102	$329	$575	$1,278
Class K Shares	$77	$250	$439	$985

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). The Portfolio invests approximately 60% of its assets in fixed income investments and approximately 40% of its assets in equity investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities, below investment grade securities (also known as high yield or “junk” bonds), mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance.

The Manager may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

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AXA Conservative Growth Strategy Portfolio (continued)

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Credit Risk — The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

•

Derivatives Risk — A portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

•

Equity Exposure Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Manager that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s investments. Any one or more of these factors may prevent the Underlying Portfolio from achieving the intended volatility management or could cause the Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

ETFs Risk — A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated

14	AXA Conservative Growth Strategy Portfolio	EQ Advisors Trust

with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) a sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

•

Investment Grade Securities Risk — Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are deemed to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — Investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

•

Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by an investment sub-adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher

EQ Advisors Trust	AXA Conservative Growth Strategy Portfolio	15

AXA Conservative Growth Strategy Portfolio (continued)

than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest and the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class IA shares and Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
6.02% (2010 3rd Quarter)	–6.78% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA Conservative Growth Strategy Portfolio — Class IB Shares (Inception Date: April 30, 2009)	3.81%	5.76%	7.46%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	18.83%
Barclays U.S. Intermediate Government Bond Index (“BIG”) (reflects no deduction for fees, expenses, or taxes)	2.52%	2.78%	2.53%
AXA Conservative Growth Strategy Index (reflects no deduction for fees, expenses, or taxes)	4.51%	6.80%	7.94%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2009
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

16	AXA Conservative Growth Strategy Portfolio	EQ Advisors Trust

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	AXA Conservative Growth Strategy Portfolio	17

AXA Balanced Strategy Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Balanced Strategy Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.17%	0.17%	0.17%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.55%	0.55%	0.55%	*
Total Annual Portfolio Operating Expenses	1.07%	1.07%	0.82%
Fee Waiver and/or Expense Reimbursement†	–0.02%	–0.02%	–0.02%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.05%	0.80%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class IA and Class IB shares and 0.80% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$338	$588	$1,304
Class IB Shares	$107	$338	$588	$1,304
Class K Shares	$82	$260	$453	$1,012

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). The Portfolio invests approximately 50% of its assets in equity investments and approximately 50% of its assets in fixed income investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities, below investment grade securities (also known as high yield or “junk” bonds), mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance.

The Manager may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

18	AXA Balanced Strategy Portfolio	EQ Advisors Trust

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Credit Risk — The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

•

Derivatives Risk — A portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

•

Equity Exposure Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Manager that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s investments. Any one or more of these factors may prevent the Underlying Portfolio from achieving the intended volatility management or could cause the Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

ETFs Risk — A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities

EQ Advisors Trust	AXA Balanced Strategy Portfolio	19

AXA Balanced Strategy Portfolio (continued)

and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) a sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

•

Investment Grade Securities Risk — Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are deemed to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — Investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

•

Non-Investment Grade Securities Risk: — Bonds rated below investment grade (i.e., BB lower by S&P or Fitch or Ba lower by Moody’s or, if unrated, deemed to be of comparable quality by an investment sub-adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

20	AXA Balanced Strategy Portfolio	EQ Advisors Trust

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest and the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
7.00% (2010 3rd Quarter)	–8.74% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA Balanced Strategy Portfolio — Class IA Shares (Inception Date: September 11, 2009)	4.44%	6.82%	8.66%
AXA Balanced Strategy Portfolio — Class IB Shares (Inception Date: April 30, 2009)	4.36%	6.71%	8.54%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	18.83%
Barclays U.S. Intermediate Government Bond Index (“BIG”) (reflects no deduction for fees, expenses, or taxes)	2.52%	2.78%	2.53%
AXA Balanced Strategy Index (reflects no deduction for fees, expenses, or taxes)	5.35%	7.97%	9.44%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2009
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

EQ Advisors Trust	AXA Balanced Strategy Portfolio	21

AXA Balanced Strategy Portfolio (continued)

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with the Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

22	AXA Balanced Strategy Portfolio	EQ Advisors Trust

AXA Moderate Growth Strategy Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Moderate Growth Strategy Portfolio	Class IA Shares		Class IB Shares	Class K Shares
Management Fee	0.10%		0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%	0.00%
Other Expenses	0.17%	*	0.17%	0.17%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.56%	*	0.56%	0.56%	*
Total Annual Portfolio Operating Expenses	1.08%		1.08%	0.83%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$110	$343	$595	$1,317
Class IB Shares	$110	$343	$595	$1,317
Class K Shares	$85	$265	$460	$1,025

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). The Portfolio invests approximately 60% of its assets in equity investments and approximately 40% of its assets in fixed income investments through investments in Underlying Portfolios.

The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The fixed income asset class may include investment grade securities, below investment grade securities (also known as high yield or “junk” bonds), mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance.

The Manager may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

EQ Advisors Trust	AXA Moderate Growth Strategy Portfolio	23

AXA Moderate Growth Strategy Portfolio (continued)

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Credit Risk — The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

•

Derivatives Risk — A portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

•

Equity Exposure Risk — The Portfolios may invest from time to time in Underlying Portfolios managed by the Manager that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s investments. Any one or more of these factors may prevent the Underlying Portfolio from achieving the intended volatility management or could cause the Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

ETFs Risk — A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected.

24	AXA Moderate Growth Strategy Portfolio	EQ Advisors Trust

The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) a sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

•

Investment Grade Securities Risk —  Debt securities commonly are rated by national bond rating agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services, Inc. (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are deemed to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — Investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

•

Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by an investment sub-adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees

EQ Advisors Trust	AXA Moderate Growth Strategy Portfolio	25

AXA Moderate Growth Strategy Portfolio (continued)

and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest and the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class IA shares and Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best Quarter (% and time period)	Worst Quarter (% and time period)
7.93% (2010 3rd Quarter)	–10.54% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA Moderate Growth Strategy Portfolio — Class IB Shares (Inception Date: April 30, 2009)	5.02%	7.63%	10.18%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	18.83%
Barclays U.S. Intermediate Government Bond Index (“BIG”) (reflects no deduction for fees, expenses, or taxes)	2.52%	2.78%	2.53%
AXA Moderate Growth Strategy Index (reflects no deduction for fees, expenses, or taxes)	5.84%	9.00%	10.85%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2009
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

26	AXA Moderate Growth Strategy Portfolio	EQ Advisors Trust

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with the Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	AXA Moderate Growth Strategy Portfolio	27

AXA Growth Strategy Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Growth Strategy Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.10%	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.17%	0.17%	0.17%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.57%	0.57%	0.57%	*
Total Annual Portfolio Operating Expenses	1.09%	1.09%	0.84%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$111	$347	$601	$1,329
Class IB Shares	$111	$347	$601	$1,329
Class K Shares	$86	$268	$466	$1,037

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). The Portfolio invests approximately 70% of its assets in equity investments and approximately 30% of its assets in fixed income investments through investments in Underlying Portfolios.

The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The fixed income asset class may include investment grade securities, below investment grade securities (also known as high yield or “junk” bonds), mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance.

The Manager may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

28	AXA Growth Strategy Portfolio	EQ Advisors Trust

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Credit Risk — The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

•

Derivatives Risk — A portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

•

Equity Exposure Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Manager that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s investments. Any one or more of these factors may prevent the Underlying Portfolio from achieving the intended volatility management or could cause the Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

ETFs Risk — A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

EQ Advisors Trust	AXA Growth Strategy Portfolio	29

AXA Growth Strategy Portfolio (continued)

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) a sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

•

Investment Grade Securities Risk — Debt securities commonly are rated by national bond rating agencies. Investment grade securities are securities rated BBB or higher by S&P Ratings Services, Inc. (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are deemed to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — Investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

•

Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB lower by S&P or Fitch or Ba lower by Moody’s or, if unrated, deemed to be of comparable quality by an investment sub-adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks

30	AXA Growth Strategy Portfolio	EQ Advisors Trust

associated with the securities in which the Underlying Portfolios invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one and five years and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest and the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
8.96% (2010 3rd Quarter)	–12.54% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA Growth Strategy Portfolio — Class IA Shares (Inception Date: September 11, 2009)	5.57%	8.66%	11.20%
AXA Growth Strategy Portfolio — Class IB Shares (Inception Date: April 30, 2009)	5.63%	8.56%	11.09%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	18.83%
Barclays U.S. Intermediate Government Bond Index (“BIG”) (reflects no deduction for fees, expenses, or taxes)	2.52%	2.78%	2.53%
AXA Growth Strategy Index (reflects no deduction for fees, expenses, or taxes)	6.35%	10.06%	12.27%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2009
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with the Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed

EQ Advisors Trust	AXA Growth Strategy Portfolio	31

AXA Growth Strategy Portfolio (continued)

and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

32	AXA Growth Strategy Portfolio	EQ Advisors Trust

AXA Aggressive Strategy Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Aggressive Strategy Portfolio	Class IB Shares	Class K Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.18%	0.18%	*
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.58%	0.58%	*
Total Annual Portfolio Operating Expenses	1.11%	0.86%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$113	$353	$612	$1,352
Class K Shares	$88	$274	$477	$1,061

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the example, and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). The Portfolio invests approximately 80% of its assets in equity investments and approximately 20% of its assets in fixed income investments through investments in Underlying Portfolios.

The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The fixed income asset class may include investment grade securities, below investment grade securities (also known as high yield or “junk” bonds), mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage exposure to certain asset classes. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance.

The Manager may change the asset allocation targets, and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. The Portfolio is also subject to the risks associated with the Underlying Portfolios’ investments; please see the Prospectuses and Statements of Additional Information for the Underlying Portfolios for additional information about these risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, or both.

EQ Advisors Trust	AXA Aggressive Strategy Portfolio	33

AXA Aggressive Strategy Portfolio (continued)

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Credit Risk — The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

•

Derivatives Risk — A portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

•

Equity Exposure Risk — The Portfolio may invest from time to time in Underlying Portfolios managed by the Manager that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s investments. Any one or more of these factors may prevent the Underlying Portfolio from achieving the intended volatility management or could cause the Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

ETFs Risk — A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an

34	AXA Aggressive Strategy Portfolio	EQ Advisors Trust

ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) a sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average duration. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

•

Investment Grade Securities Risk — Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Service (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are deemed to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk — Investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

•

Non-Investment Grade Securities Risk — Bonds rated below investment grade (i.e. BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by an investment sub-adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

EQ Advisors Trust	AXA Aggressive Strategy Portfolio	35

AXA Aggressive Strategy Portfolio (continued)

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest and the returns of a volatility managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class K shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
7.60% (2013 1st Quarter)	–1.76% (2014 3rd Quarter)

Average Annual Total Returns
	One Year	Since Inception
AXA Aggressive Strategy Portfolio — Class IB Shares (Inception Date: April 12, 2012)	6.24%	12.46%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	18.11%
Barclays U.S. Intermediate Government Bond Index (“BIG”) (reflects no deduction for fees, expenses, or taxes)	2.52%	1.04%
AXA Aggressive Strategy Index (reflects no deduction for fees, expenses, or taxes)	7.17%	13.20%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	April 2012
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	April 2012
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	April 2012
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life

Insurance Company (“AXA Equitable”), AXA Life and Annuity Company,

36	AXA Aggressive Strategy Portfolio	EQ Advisors Trust

other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	AXA Aggressive Strategy Portfolio	37

The Portfolios at a Glance

The AXA Strategic Allocation Series Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the AXA Strategic Allocation Series Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are seven AXA Strategic Allocation Series Portfolios —  AXA Ultra Conservative Strategy Portfolio, AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, AXA Growth Strategy Portfolio and AXA Aggressive Strategy Portfolio. Each AXA Strategic Allocation Series Portfolio pursues its investment objective by investing in the Underlying Portfolios, which are managed by the Manager. The chart below illustrates each AXA Strategic Allocation Series Portfolio according to its emphasis on income and anticipated growth of capital:

AXA Strategic Allocation Series Portfolios	Income	Growth of Capital
AXA Ultra Conservative Strategy Portfolio	High	Low
AXA Conservative Strategy Portfolio	High	Low
AXA Conservative Growth Strategy Portfolio	Medium to High	Low to Medium
AXA Balanced Strategy Portfolio	Medium	Medium to High
AXA Moderate Growth Strategy Portfolio	Low	Medium to High
AXA Growth Strategy Portfolio	Low	High
AXA Aggressive Strategy Portfolio	Low	High

The Manager, under the oversight of the Board of Trustees (the “Board”), has established an asset allocation target for each AXA Strategic Allocation Series Portfolio. This target is the approximate percentage of each AXA Strategic Allocation Series Portfolio’s assets that is invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying Portfolios in which the AXA Strategic Allocation Series Portfolios invest. These asset allocation targets may be changed without shareholder approval.

The Manager establishes the asset allocation targets for each asset class and identifies the specific Underlying Portfolios in which to invest using its proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes and the Underlying Portfolios, as well as its outlook for the economy and financial markets. The Manager may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios. The Manager may sell an AXA Strategic Allocation Series Portfolio’s holdings in an Underlying Portfolio in order to invest in another Underlying Portfolio believed to offer superior investment opportunities. The Manager does not intend to engage in active and frequent trading on behalf of the AXA Strategic Allocation Series Portfolios. The following chart describes the current asset allocation targets among the asset classes for each AXA Strategic Allocation Series Portfolio.

Asset Class*	AXA Ultra Conservative Strategy	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy	AXA Aggressive Strategy
Percentage of Equities	10%	20%	40%	50%	60%	70%	80%
Percentage of Fixed Income	90%	80%	60%	50%	40%	30%	20%
*	The target allocations may include securities of both U.S. and foreign issuers.

Actual allocations can deviate from the amounts shown above by up to 15% for each asset class with respect to each AXA Strategic Allocation Series Portfolio. Each AXA Strategic Allocation Series Portfolio also may deviate temporarily from its asset allocation targets for defensive purposes. When market volatility is increasing above specific thresholds, an AXA Strategic Allocation Series Portfolio’s exposure to equity securities through its investment in Underlying Portfolios that tactically manage equity exposure may be significantly less than if it invested in a traditional equity portfolio and the AXA Strategic Allocation Series Portfolio may deviate significantly from its asset allocation targets. In addition, each AXA Strategic Allocation Series Portfolio may deviate from its asset allocation targets as a result of appreciation or depreciation of the holdings of the Underlying Portfolios in which it invests. The AXA Strategic Allocation Series Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, the Manager will rebalance each AXA Strategic Allocation Series Portfolio’s holdings periodically to bring the Portfolio’s asset allocation back into alignment with its asset allocation target. Second, the Manager will not allocate any new investment dollars to any Underlying Portfolio that holds securities of a particular asset class whose maximum percentage has been exceeded. Third, the Manager will allocate new investment dollars on a priority basis to Underlying Portfolios that hold securities of a particular asset class whose minimum percentage has not been achieved.

38	The Portfolios at a Glance	EQ Advisors Trust

An AXA Strategic Allocation Series Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, an AXA Strategic Allocation Series Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the AXA Strategic Allocation Series Portfolio may deviate significantly from its asset allocation targets. Although an AXA Strategic Allocation Series Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the AXA Strategic Allocation Series Portfolio’s overall risk, it may result in periods of underperformance.

The AXA Strategic Allocation Series Portfolios also may, from time to time, hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager and for temporary defensive purposes to respond to adverse market, economic or political conditions. During such times, the Manager may reduce the equity allocation of an AXA Strategic Allocation Series Portfolio to zero. Should an AXA Strategic Allocation Series Portfolio take this action, it may not achieve its investment objective. The AXA Strategic Allocation Series Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

In order to give you a better understanding of the types of Underlying Portfolios in which the AXA Strategic Allocation Series Portfolios currently may invest, the table below lists the Underlying Portfolios, divided by asset class, based on each Underlying Portfolio’s primary securities holdings. Each of the Underlying Portfolios is advised by FMG LLC and may be sub-advised by one or more sub-advisers, which may include affiliates of FMG LLC. FMG LLC’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with an AXA Strategic Allocation Series Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to FMG LLC, and in certain instances, advisory fees paid by FMG LLC to its affiliates. The AXA Strategic Allocation Series Portfolios will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees. The Underlying Portfolios in which the AXA Strategic Allocation Series Portfolios may invest may be changed from time to time without notice or shareholder approval.

Equities

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

AXA 400 Managed Volatility Portfolio

AXA 500 Managed Volatility Portfolio

AXA 2000 Managed Volatility Portfolio

AXA International Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

AXA International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

AXA International Value Managed Volatility Portfolio

AXA Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

AXA Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

AXA Large Cap Value Managed Volatility Portfolio

EQ/Mid Cap Index Portfolio

AXA Mid Cap Value Managed Volatility Portfolio

EQ/Small Company Index

Fixed Income AXA/AB Short Duration Government Bond Portfolio EQ/Core Bond Index Portfolio EQ/Global Bond PLUS Portfolio EQ/Intermediate Government Bond Portfolio

Please note that the Underlying Portfolios may already be available directly as an investment option in your Contract and that an investor in any of the AXA Strategic Allocation Series Portfolios bears both the expenses of the particular AXA Strategic Allocation Series Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of an AXA Strategic Allocation Series Portfolio instead of in the AXA Strategic Allocation Series Portfolio itself. However, not all of the Underlying Portfolios of an AXA Strategic Allocation Series Portfolio may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation services provided by FMG LLC.

EQ Advisors Trust	The Portfolios at a Glance	39

More About Investment Strategies, Risks & Benchmarks

More About Investment Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without prior notice or shareholder approval. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

Strategies

The following provides additional information regarding the principal investment strategies of the Portfolios as discussed in “Goals, Strategies & Risks — Principal Investment Strategy” and provides information regarding additional investment strategies that the Portfolios may employ. Each strategy may apply to all of the Portfolios. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Cash and Short-Term Investments. Each Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

Each Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the Investment Company Act of 1940, as amended (“1940 Act”).

Generally, these securities offer less potential for gains than other types of securities.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities of Other Investment Companies. Each Portfolio invests in Underlying Portfolios managed by the Manager and sub-advised by one or more sub-advisers, which may include affiliates of the Manager. Each Portfolio also may invest in exchange-traded funds (“ETFs”) to the extent permitted by law. In addition, each Portfolio has an asset allocation target that is an approximate percentage of the Portfolio’s assets allocated between equity and fixed income securities as represented by the individual holdings of the Underlying Portfolios. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds (such as the AXA Ultra Conservative Portfolio) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The AXA Ultra Conservative Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies may indirectly bear the fees and expenses of that investment company.

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, each Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. Each Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. This development, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable

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terms. In addition, credit concerns could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of a Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, a Portfolio may be subject to different risks than another investment company. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “Goals, Strategies & Risks — Principal Investment Risks.” However, other factors may also affect each Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

Each Portfolio follows a distinct set of investment strategies. To the extent a Portfolio invests in Underlying Portfolios that invest in equity securities and other equity instruments, the performance of the Portfolio will be subject to the risks of investing in equity securities and other equity instruments. To the extent a Portfolio invests in Underlying Portfolios that invest in fixed income securities and other fixed income instruments, the performance of the Portfolio will be subject to the risks of investing in fixed income securities and other fixed income instruments, which may include high yield securities. To the extent a Portfolio invests in an Underlying Portfolio that invests in foreign securities, the performance of the Portfolio will be subject to the risks of investing in foreign securities.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. Some of the risks, including principal risks of investing in the Underlying Portfolios are discussed below. More information about the Underlying Portfolios is available in the Underlying Portfolios’ prospectuses.

General Risks of AXA Strategic Allocation Series Portfolios and the Underlying Portfolios

Each of the Portfolios and the Underlying Portfolios may be subject to certain general investment risks, as discussed below (unless otherwise indicated, references to “a Portfolio” in this section should be read to be applicable to the AXA Strategic Allocation Series Portfolios and to the Underlying Portfolios):

Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing an investment sub-adviser (“Sub-Adviser”) and its decision to select or replace a Sub-Adviser does not produce the intended results.

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Manager also may be subject to potential conflicts of interest in selecting shares of Underlying Portfolios for redemption. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Asset Class Risk. There is the risk that the returns from the asset classes, or types of securities, in which a Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cash Management Risk. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open posi-

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tions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, a Portfolio may maintain with counterparties, such as a custodian or its affiliates cash balances, including foreign currency balances that may be significant. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Counterparty Risk: A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to a transaction.

Derivatives Risk. A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Manager or a Sub-Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Assets segregated to cover these transactions may decline in value and may become illiquid. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. As a result, a larger portion of a Portfolio’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Portfolio. There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, a Portfolio also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative

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pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Portfolio’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of a Portfolio to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

Equity Exposure Risk. A Portfolio may invest from time to time in Underlying Portfolios managed by the Manager that employ various volatility management techniques, including the use of futures and options to manage equity exposure. Volatility is a statistical measure of the magnitude of changes in a Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s investments. Any one or more of these factors may prevent the Underlying Portfolio from achieving the intended volatility management or could cause the Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower than intended. In addition, the use of volatility management techniques may not protect against market declines and may limit the Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains.

Exchange Traded Funds Risk. A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and the ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is

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subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Insurance Fund Risk. The Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Manager’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Investment Style Risk. A Sub-Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

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Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Sub-Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may require a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations and may result in a loss or may be costly to the Portfolio. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which the Portfolio is carrying them. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related

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geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Multiple Adviser Risk. A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

New Fund Risk. Certain Underlying Portfolios and Underlying ETFs may be relatively new portfolios with limited operating history. The Portfolios may not be successful in implementing their respective investment strategies or may not employ successful investment strategies, and there can be no assurance that such portfolios will grow to or maintain an economically viable size, which could result in a portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk. The risk that strategies used by the Manager or the Sub-Advisers and their securities selections fail to produce the intended results.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Recent Market Conditions Risk. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, continues to affect global economies and financial markets. The crisis and its after-effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, investors in many types of securities, including mortgage-backed, asset-backed, and corporate debt securities, have and may continue to experience losses. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Over the past several years and continuing into the present, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow economies. The ultimate effect of these efforts is not yet known. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. A change in or withdrawal of government support, failure

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of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. As a result, the impact of U.S. financial regulation and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Portfolio’s investments. Uncertainty surrounding the sovereign debt of a number of European Union countries and the viability of the European Union have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and Europe. An increase in interest rates may adversely impact various markets. For example, because investors may buy securities or other investments with borrowed money, an increase in interest rates may result in a decline in such borrowing and purchases and thus in a decline in the markets for those investments. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Redemption Risk. A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. More recently, the Federal Reserve substantially reduced the amount of securities it purchases pursuant to quantitative easing. Given this reduction in market support and the Federal Reserve’s expected increase of the federal funds rate, interest rates may rise significantly or rapidly, potentially resulting in losses to a Portfolio. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risk Management. The Manager and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Manager or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them.

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Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks Related to Investments in Underlying Portfolios. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. A Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of a Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolios and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

Short Position Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased plus any premiums or interest paid to the third party. Short positions may be considered speculative transactions and involve special risks that could increase losses or reduce gains. Short sales involve greater reliance on the investment sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price. When a Portfolio is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Tax Risk. The risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Risks of Equity Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities or other equity instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities or other equity instruments.

As a general matter, the AXA Aggressive Strategy Portfolio, AXA Growth Strategy Portfolio, AXA Moderate Strategy Portfolio and AXA Balanced Strategy Portfolio will be subject to the risks of investing in equity securities to a greater extent than the AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio and AXA Ultra Conservative Strategy Portfolio. The risks of investing in equity securities or other equity instruments include:

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the

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underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Portfolio invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities are normally “junior” securities which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Equity securities generally have greater price volatility than fixed-income securities.

Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, sector or geographic region, including a Portfolio that is classified as “non-diversified,” may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry, sector or geographic region. The use of such a focused investment strategy may increase the volatility of the Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a Portfolio that is more broadly invested.

Initial Public Offering (“IPO”) Risk. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap, Small-Cap and Micro-Cap Company Risk. A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience

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difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-capitalization companies than for mid-capitalization companies.

Real Estate Investing Risk. Investing in real estate investment trusts (“REITs”) exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Portfolio (or portion thereof) indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Risks of Fixed Income Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds or other debt instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed and asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as described in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

As a general matter, the AXA Ultra Conservative Strategy Portfolio, AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio and AXA Balanced Strategy Portfolio will be subject to the risks of investing in fixed income securities to a greater extent than the AXA Aggressive Strategy Portfolio, AXA Growth Strategy Portfolio and AXA Moderate Growth Strategy Portfolio. The risks of investing in fixed income securities include:

Bank Loans Risk. Loans are subject to additional risks including liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for a Portfolio investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value.

A Portfolio’s investments in bank loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured bank loans offer a Portfolio more protection than unsecured bank loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured bank loans are subject to a greater risk of default than secured bank loans, especially during periods of deteriorating economic conditions. Unsecured bank loans also have a greater risk of nonpayment in the event of a

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default than secured bank loans since there is no recourse for the lender to collateral. If a Portfolio acquires a participation interest in a loan, the Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, bank loan interests may be unrated, and the Portfolio’s Sub-Adviser may be required to rely exclusively on their analysis of the borrower in determining whether to acquire, or to continue to hold, a loan.

Credit Risk. The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a Portfolio may decrease its value. When a fixed-income security is not rated, a Sub-Adviser may have to assess the risk of the security itself. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio themselves.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income. Conversely, when interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these obligations to fall. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a Portfolio holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. As of the date of this Prospectus, interest rates in the United States are at or near historic lows but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk. Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s or, if unrated, deemed to be of comparable quality by a Sub-Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may possess certain speculative characteristics as well.

Non-Investment Grade Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by a Sub-Adviser) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable

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credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Loan Participation and Assignments Risk. A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for the interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation. The Securities and Exchange Commission recently adopted changes to the rules that govern money market funds. These changes will: (1) permit, subject to the discretion of the board of trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes may affect the Portfolio’s investment strategies, operations and/or return potential.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. An increased rate of prepayments on a Portfolio’s mortgage-backed and asset-backed securities will result in an unforeseen loss of interest income to a Portfolio as the Portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. This is known as extension risk. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may

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not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Zero Coupon and Pay-in-Kind Securities Risk. A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each AXA Strategic Allocation Series Portfolio may invest a varying portion of its assets in Underlying Portfolios that invest primarily in foreign securities or other foreign instruments. Therefore, as an investor in an AXA Strategic Allocation Series Portfolio, the return on your investment will be based, to some extent, on the risk and rewards of foreign securities.

The following is a more detailed description of the primary risks of investing in foreign securities and other foreign instruments.

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision and regulation than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities. Securities issued by U.S. entities with substantial foreign operations can involve risks relating to conditions in foreign countries. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries, which could adversely affect the value of the Portfolio’s investments.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs,

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market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk. The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, one or more members could abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Geographic Concentration Risk. A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk. An Underlying Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Underlying Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Underlying Portfolio’s net asset value might be diluted. An Underlying Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the board of trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment sub-adviser’s ability to implement an Underlying Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

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Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

More Information about Risks Associated with the Asset Transfer Program

The Contracts provide that AXA Equitable can automatically transfer Contract value to the AXA Ultra Conservative Strategy Portfolio from other portfolios managed by the Manager through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect Contract value from declines due to market volatility, and thereby limit AXA Equitable’s exposure to risk on certain guaranteed benefits under the Contracts. The timing and amount of any transfer of Contract value under AXA Equitable’s process will depend on several factors including market movements.

These asset reallocations may result in large-scale asset flows into and out of the AXA Ultra Conservative Strategy Portfolio. These inflows and outflows could negatively affect the AXA Ultra Conservative Strategy Portfolio’s net asset value and performance and could cause the AXA Ultra Conservative Strategy Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for the AXA Ultra Conservative Strategy Portfolio if it experiences outflows and needs to sell securities at a time when interest rates are rising and the prices of fixed-income securities are declining. These inflows and outflows also could negatively affect the AXA Ultra Conservative Strategy Portfolio’s ability to meet shareholder redemption requests or could limit the AXA Ultra Conservative Strategy Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. In addition, these inflows and outflows could increase the AXA Ultra Conservative Strategy Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause the AXA Ultra Conservative Strategy Portfolio’s actual expenses to increase, or could result in the AXA Ultra Conservative Strategy Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the AXA Ultra Conservative Strategy Portfolio’s expense ratio.

As a result of large-scale asset flows into and out of the AXA Ultra Conservative Strategy Portfolio, the Underlying Portfolios also may experience large-scale inflows and outflows. These inflows and outflows could negatively affect an Underlying Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Manager also may be subject to potential conflicts of interest in selecting shares of Underlying Portfolios for redemption. In addition, these inflows and outflows could increase an Underlying Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Underlying Portfolio’s expense ratio. Because the AXA Ultra Conservative Strategy Portfolio bears its proportionate share of the transaction costs of an Underlying Portfolio, increased Underlying Portfolio expenses may indirectly negatively affect the performance of the AXA Ultra Conservative Strategy Portfolio.

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Benchmarks

The performance of the Portfolios as shown in the section “Goals, Strategies & Risks” is compared to that of broad-based securities market indexes and/or a hypothetical composite index. Each Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

The Manager has created one or more benchmarks (identified below with an asterisk) that are used to measure the Portfolios’ performance. These custom or composite benchmarks were created by the Manager to show how a Portfolio’s performance compares with the returns of a volatility managed index.

There is no guarantee that the Portfolios will outperform these or any benchmarks.

The AXA Aggressive Strategy Index* is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 17%, the Volatility Managed Index-International at a weighting of 13%, the Volatility Managed Index-Mid Cap Core at a weighting of 13%, the Volatility Managed Index-Large Cap Core at a weighting of 41%, the Volatility Managed Index-Small Cap Core at a weighting of 13%, and the BofA Merrill Lynch 3-month U.S. Treasury Bill Index at a weighting of 3%.

The AXA Balanced Strategy Index* is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 42%, the Volatility Managed Index-International at a weighting of 8%, the Volatility Managed Index-Mid Cap Core at a weighting of 8%, the Volatility Managed Index-Large Cap Core at a weighting of 26%, the Volatility Managed Index-Small Cap Core at a weighting of 8%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 8%.

The AXA Conservative Growth Strategy Index* is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the Volatility Managed Index-International at a weighting of 7%, the Volatility Managed Index-Mid Cap Core at a weighting of 7%, the Volatility Managed Index-Large Cap Core at a weighting of 19%, the Volatility Managed Index-Small Cap Core at a weighting of 7%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 10%.

The AXA Conservative Strategy Index* is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 66%, the Volatility Managed Index-International at a weighting of 3%, the Volatility Managed Index-Mid Cap Core at a weighting of 3%, the Volatility Managed Index-Large Cap Core at a weighting of 11%, the Volatility Managed Index-Small Cap Core at a weighting of 3%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 14%.

The AXA Growth Strategy Index* is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 25%, the Volatility Managed Index-International at a weighting of 12%, the Volatility Managed Index-Mid Cap Core at a weighting of 12%, the Volatility Managed Index-Large Cap Core at a weighting of 34%, the Volatility Managed Index-Small Cap Core at a weighting of 12%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 5%.

The AXA Moderate Growth Strategy Index* is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 33%, the Volatility Managed Index-International at a weighting of 10%, the Volatility Managed Index-Mid Cap Core at a weighting of 10%, the Volatility Managed Index-Large Cap Core at a weighting of 30%, the Volatility Managed Index-Small Cap Core at a weighting of 10%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 7%.

The AXA Ultra Conservative Strategy Index* is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government Bond Index at a weighting of 90%, the Volatility Managed Index-International at a weighting of 1.5%, the Volatility Managed Index-Mid Cap Core at a weighting of 1.5%, the Volatility Managed Index-Large Cap Core at a weighting of 5.5%, and the Volatility Managed Index-Small Cap Core at a weighting of 1.5%.

Barclays U.S. Intermediate Government Bond Index is an unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

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Russell 2000® Index is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index or S&P 400 Index”) is a weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

Volatility Managed Index-International* applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index-Large Cap Core* applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index-Mid Cap Core* applies a formula to the S&P 400 Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index-Small Cap Core* applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

“Blended” performance numbers assume a static mix of the indexes. The Manager believes that these indexes reflect more closely the market sectors in which the Portfolio invests.

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Information Regarding the Underlying Portfolios

The following is additional information regarding the Underlying Portfolios. If you would like more information about the Underlying Portfolios, their Prospectuses and Statements of Additional Information are available at www.axa-equitablefunds.com by contacting your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios without notice or shareholder approval. The Manager’s selection of Underlying Portfolios may have a positive or negative impact on its revenues and/or profits.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
FIXED INCOME
AXA/AB Short Duration Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.	The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio seeks to maintain an effective duration of up to two years under normal market conditions.

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Liquidity Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Redemption Risk

•  Short Position Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government/Credit Index (“Intermediate Government/Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government/Credit Index.	Under normal market conditions the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.	• Credit Risk • ETF Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk • Liquidity Risk • Redemption Risk • Securities Lending Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Intermediate Government Bond Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.	• Credit Risk • ETF Risk • Interest Rate Risk • Investment Grade Securities Risk • Redemption Risk • Securities Lending Risk • Zero Coupon and Pay-in-Kind Securities Risk
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, and one portion seeks to track the performance of a particular index. The Portfolio may also invest in exchange-traded funds that meet the investment criteria of the Portfolio.

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  European Economic Risk

•  ETF Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Liquidity Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Multiple Adviser Risk

•  Portfolio Turnover Risk

•  Redemption Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQUITIES
AXA Large Cap Value Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance of a particular index and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETF Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

EQ/Large Cap Value Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value Index. The Portfolio seeks to hold all securities in the Russell 1000 Value Index (“Index”) in the exact weight each represents in the Index, although in certain instances, a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Securities Lending Risk
EQ/Common Stock Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000® Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.	• Equity Risk • Index Strategy Risk • Large-Cap Company Risk • Mid-Cap and Small-Cap Company Risk
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio will seek to hold all 500 securities in the S&P 500 Index in the exact weight each represents in the Index.	• Equity Risk • Index Strategy Risk • Large-Cap Company Risk • Securities Lending Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Large Cap Core Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance of a particular index and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETF Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

EQ/Large Cap Growth Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000 Growth Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Growth Index. The Portfolio seeks to hold all securities in the Russell 1000 Growth Index in the exact weight each security represents in the Index.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large Cap Company Risk • Securities Lending Risk
AXA Large Cap Growth Managed Volatility Portfolio	Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and manage volatility in the Portfolio.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance of a particular index and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

•  Cash Management Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  ETF Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios	61

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Equity Risk • Index Strategy Risk • Securities Lending Risk • Small-Cap Company Risk
EQ/Mid Cap Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P MidCap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.	The Sub-Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. The Portfolio seeks to hold all securities in the S&P MidCap 400 Index in the exact weight each represents in the Index, although in certain instances a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Mid-Cap Company Risk • Securities Lending Risk
AXA Mid Cap Value Managed Volatility Portfolio	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance of a particular index and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

•  Cash Management Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  ETF Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Leveraging Risk

•  Mid-Cap Company Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

62	Information Regarding the Underlying Portfolios	EQ Advisors Trust

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA International Core Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio invests primarily in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed, one portion seeks to track the performance of a particular index and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

•  Cash Management Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  ETF Risk

•  Foreign Securities Risk

•  Geographic Concentration Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Mid-Cap and Small-Cap Company Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

AXA International Value Managed Volatility Portfolio	Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy; one portion is actively managed (“Active Allocated Portion”) and one portion seeks to track the performance of a particular index. The Active Allocated Portion seeks to invest in securities of foreign companies, including companies in emerging market countries that have a market capitalization in excess of $1 billion at the time of purchase. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds that meet the investment criteria of the Portfolio. The Portfolio also may invest in derivatives such as futures and options.

•  Cash Management Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  ETF Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios	63

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International Equity Index Portfolio	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index (“composite index”), including reinvestment of dividends, at a risk level consistent with that of the composite index.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the composite index. The Sub-Adviser selects a subset of the companies represented in each index based on the Sub-Adviser’s analysis of key risk factors and other characteristics.	• Currency Risk • Equity Risk • Foreign Securities Risk • Index Strategy Risk • Large-Cap Company Risk • Securities Lending Risk
ATM Large Cap Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-capitalization companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of large-capitalization companies and the other utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETF Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

AXA 500 Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of large-capitalization companies and the other utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETF Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

64	Information Regarding the Underlying Portfolios	EQ Advisors Trust

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Mid Cap Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-capitalization companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of mid-capitalization companies and the other utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETF Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Leveraging Risk

•  Mid-Cap Company Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

AXA 400 Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of mid-capitalization companies and the other utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETF Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Leveraging Risk

•  Mid-Cap Company Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

ATM Small Cap Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of small-capitalization companies and the other utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETF Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Leveraging Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

•  Short Position Risk

•  Small-Cap Company Risk

•  Volatility Management Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios	65

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA 2000 Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of small-capitalization companies and the other utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETF Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Leveraging Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

•  Short Position Risk

•  Small-Cap Company Risk

•  Volatility Management Risk

ATM International Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions; one utilizes a passive investment style focused on equity securities of foreign companies and the other utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Cash Management Risk

•  Currency Risk

•  Depositary Receipts Risk

•  Derivatives Risk

•  Equity Risk

•  ETF Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Geographic Concentration Risk

•  Index Strategy Risk

•  Leveraging Risk

•  Multiple Adviser Risk

•  Political/Economic Risk

•  Regulatory Risk

•  Securities Lending Risk

•  Settlement Risk

•  Transaction Costs Risk

•  Short Position Risk

•  Volatility Management Risk

AXA International Managed Volatility Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of foreign companies and the other utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

•  Cash Management Risk

•  Currency Risk

•  Depositary Receipts Risk

•  Derivatives Risk

•  Equity Risk

•  ETF Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Geographic Concentration Risk

•  Index Strategy Risk

•  Leveraging Risk

•  Multiple Adviser Risk

•  Political/Economic Risk

•  Regulatory Risk

•  Securities Lending Risk

•  Settlement Risk

•  Short Position Risk

•  Transaction Costs Risk

•  Volatility Management Risk

66	Information Regarding the Underlying Portfolios	EQ Advisors Trust

Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among eighty-six (86) portfolios sixty-one (61) of which have authorized Class IA, Class IB and Class K shares, twenty-four (24) of which are only authorized to issue Class IB and Class K shares and one (1) of which is only authorized to issue Class IA and Class K shares. This prospectus describes the Class IA, Class IB and Class K shares of six (6) AXA Strategic Allocation Series Portfolios and the Class IB and Class K shares of one (1) AXA Strategic Allocation Series Portfolio of the Trust. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, manages each AXA Strategic Allocation Series Portfolio. FMG LLC is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each AXA Strategic Allocation Series Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment manager to mutual funds and other pooled investment vehicles and, as of December 31, 2014, had approximately $103.7 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the day-to-day management of the AXA Strategic Allocation Series Portfolios. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for each AXA Strategic Allocation Series Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each AXA Strategic Allocation Series Portfolio, the Manager will periodically establish specific percentage targets for each asset class and identify the specific Underlying Portfolio to be held by an AXA Strategic Allocation Series Portfolio, including the portion of each Portfolio’s assets to invest in the volatility management strategy. Percentage targets are established and Underlying Portfolios are identified using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, Underlying Portfolios, as well as the Manager’s outlook for the economy and financial markets. FMG LLC also will rebalance each AXA Strategic Allocation Series Portfolio’s holdings through its selection of Underlying Portfolios as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its asset allocation range.

Kenneth T. Kozlowski, CFP®, CLU, ChFC; Alwi Chan, CFA®; and Xavier Poutas, CFA®, are responsible for the day-to-day management of the Portfolios.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for each Portfolio since its inception. Mr. Kozlowski served as Chief Financial Officer of the Trust from 2002 to 2007.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and has served as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

Adam M. Cohen, CFA® has served as an Assistant Portfolio Manager of FMG LLC since January 2013. He served as an Investment Analyst from September 2010 through December 2012. Prior to that, he served as Compliance Director of FMG LLC from October 2008 to September 2010.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolios is available in the Trust’s SAI.

While day-to-day management of the Portfolios currently is provided by the Manager, the Manager may hire Sub-Advisers to provide day-to-day portfolio management for a Portfolio in the future. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Manager has been granted relief by the SEC to appoint, dismiss and replace Sub-Advisers and amend advisory agreements subject to the approval of the

EQ Advisors Trust	Management of the Trust	67

Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Sub-Advisers subject to approval of the Board of Trustees and has discretion to allocate a Portfolio’s assets among its current Sub-Advisers (if applicable). If a new Sub-Adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., AXA Investment Managers, Inc. and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Sub-Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis of the decision by the Board to approve the investment management agreement with respect to the Portfolios is available in the Trust’s Semi-Annual or Annual Reports to shareholders for the periods ended June 30 and December 31, respectively.

Management Fees

Each AXA Strategic Allocation Series Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2014 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Manager in 2014 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and the Trust with respect to the Portfolios.

Management Fees Paid by the Portfolios in 2014

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
AXA Ultra Conservative Strategy	0.10%	1.55%
AXA Conservative Strategy	0.10%	0.09%
AXA Conservative Growth Strategy	0.10%	0.05%
AXA Balanced Strategy	0.10%	0.02%
AXA Moderate Growth Strategy	0.10%	0.00%
AXA Growth Strategy	0.10%	0.00%
AXA Aggressive Strategy Porfolio	0.10%	0.00%

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the Trust’s AXA All Asset Allocation Portfolios and AXA/Franklin Templeton Allocation Managed Volatility Portfolio, which are offered in another prospectus (together, with the Portfolios, the “Fund-of-Funds Portfolios”). The asset-based administration fee is equal to an annual rate of 0.15% of the first $20 billion of the aggregate average daily net assets of the Fund-of-Funds Portfolios; 0.125% of the next $5 billion; and 0.10% thereafter. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, its affiliates serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with each Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolios listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios so that the annual operating expenses (including acquired fund fees and expenses) of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

	Total Expenses Limited to (% of daily net assets)
Portfolios	Class IA Shares	Class IB Shares	Class K Shares
AXA Ultra Conservative Strategy	0.95%	0.95%	0.70%
AXA Conservative Strategy	0.95%	0.95%	0.70%
AXA Conservative Growth Strategy	1.00%	1.00%	0.75%
AXA Balanced Strategy	1.05%	1.05%	0.80%
AXA Moderate Growth Strategy	1.10%	1.10%	0.85%
AXA Growth Strategy	1.10%	1.10%	0.85%
AXA Aggressive Strategy	N/A	1.15%	0.90%

The Manager may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements does not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, the Portfolio will be charged such

68	Management of the Trust	EQ Advisors Trust

lower expenses. The Manager’s selection of Underlying Portfolios may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January, 2015, Defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of Defendants’ experts.

No liability for litigation relating to these matters has been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

On November 1, 2010, the Trust, and several of its Portfolios, (but not the Portfolios described in this Prospectus), were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, (but not the Portfolios described in this Prospectus), as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit has been consolidated with a number of related lawsuits into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by the Trust or its portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

EQ Advisors Trust	Management of the Trust	69

Portfolio Services

Buying and Selling Shares

Each AXA Strategic Allocation Series Portfolio (except the AXA Aggressive Strategy Portfolio) offers Class IA, Class IB and Class K shares. The AXA Aggressive Strategy Portfolio offers Class IB and Class K shares. All shares are purchased and sold at their net asset value without any sales load. The AXA Strategic Allocation Series Portfolios are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is received and accepted by a Portfolio or its designated agent. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The AXA Strategic Allocation Series Portfolios reserve the right to suspend or change the terms of purchasing shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of a Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests in Underlying Portfolios that invest a significant portion of their assets in foreign securities (e.g., AXA International Core Managed Volatility Portfolio) or the securities of small- and mid-capitalization companies (e.g., AXA Mid Cap Value Managed Volatility Portfolio, EQ/Small Company Index Portfolio), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a Portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone

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services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to Portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what they consider potentially disruptive transfer activity and their monitoring procedures and thresholds, as well as change their procedures to restrict this activity. You should consult the Contract prospectus that accompanies this prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of the AXA Ultra Conservative Strategy Portfolio or shares of other Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Portfolio described in this Prospectus.

Restriction	Situation
A Portfolio may suspend the right of redemption or postpone payment for more than 7 days:

•  When the New York Stock Exchange is closed (other than a weekend/holiday).

•  When trading is restricted by the SEC.

•  When the SEC declares that an emergency exists.

•  Any other period permitted by the SEC.

A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of FMG LLC.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

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The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is received and accepted by a Portfolio or its designated agent

•

A Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying Portfolios that may invest heavily in foreign securities which sometimes trade on days when a Portfolio’s shares are not priced.

Shares of the Underlying Portfolios held by the AXA Strategic Allocation Series Portfolios are valued at their net asset value. Generally other portfolio securities and other assets of the AXA Strategic Allocation Series Portfolios as well as the portfolio securities and assets of the Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Swaps — utilize prices provided by approved pricing services.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Trust’s Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

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The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by those traders.

Dividends and Other Distributions

Each AXA Strategic Allocation Series Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions by an AXA Strategic Allocation Series Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each AXA Strategic Allocation Series Portfolio is treated as a separate corporation, and intends to qualify (in the case of an AXA Strategic Allocation Series Portfolio that has not completed a taxable year) or continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal income tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that an AXA Strategic Allocation Series Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each AXA Strategic Allocation Series Portfolio to achieve (in the case of an AXA Strategic Allocation Series Portfolio that has not completed a taxable year) or maintain its RIC status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether those accounts meet the investment diversification rules for those accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the RIC rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Additional Information

Compensation to Securities Dealers

The AXA Strategic Allocation Series Portfolios are distributed by AXA Distributors, LLC, an affiliate of FMG LLC, (the “Distributor”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the AXA Strategic Allocation Series Portfolios’ Class IA shares and Class IB shares. Under the Distribution Plan, Class IA shares and Class IB shares are charged an annual fee to compensate the Distributor for promoting, selling and servicing shares of the AXA Strategic Allocation Series Portfolios. The maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class IA shares and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets of the Portfolio attributable to Class IA shares and Class IB shares. Because these fees are paid out of each AXA Strategic Allocation Series Portfolio’s assets on an ongoing basis, over time, these fees for Class IA shares and Class IB shares will increase the cost of your investment and may cost you more than paying other types of charges.

The Distributor may receive payments from certain Sub-Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Sub-Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Sub-Advisers in connection with the distribution of the Contracts.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA, Class IB and Class K shares, as applicable. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA, Class IB and Class K shares of each Portfolio, as applicable, has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2014 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Portfolios’ SAI and available upon request.

AXA Ultra Conservative Strategy Portfolio

	Class IB
	Year Ended December 31,						September 28, 2011* to December 31, 2011
	2014		2013		2012
Net asset value, beginning of period	$10.21		$10.14		$10.04		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.04		0.01		0.06		0.04
Net realized and unrealized gain (loss) on investments	0.16		0.12		0.19		0.04

Total from investment operations	0.20		0.13		0.25		0.08

Less distributions:
Dividends from net investment income	(0.05)		(0.04)		(0.04)		(0.04)
Distributions from net realized gains	(0.05)		(0.02)		(0.11)		—

Total dividends and distributions	(0.10)		(0.06)		(0.15)		(0.04)

Net asset value, end of period	$10.31		$10.21		$10.14		$10.04

Total return (b)	1.89%		1.29%		2.49%		0.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,653		$5,354		$299		$101
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.47	%(j)	0.47	%(j)	0.42	%(j)	0.81	%(j)
Before waivers and reimbursements (a)(f)	2.02%		2.87%		52.57%		126.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.36%		0.09%		0.58%		1.57	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.19)%		(2.32)%		(51.57)%		(124.42	)%(l)
Portfolio turnover rate (z)^	25%		21%		553%		99%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

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Financial Highlights (cont’d)

AXA Conservative Strategy Portfolio

	Class IB
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of year	$11.73		$11.39		$10.99		$11.21		$10.62

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.06		0.05		0.09		0.18		0.19
Net realized and unrealized gain (loss) on investments	0.24		0.45		0.40		(0.10)		0.57

Total from investment operations	0.30		0.50		0.49		0.08		0.76

Less distributions:
Dividends from net investment income	(0.09)		(0.12)		(0.09)		(0.15)		(0.13)
Distributions from net realized gains	(0.09)		(0.04)		—		(0.15)		(0.04)

Total dividends and distributions	(0.18)		(0.16)		(0.09)		(0.30)		(0.17)

Net asset value, end of year	$11.85		$11.73		$11.39		$10.99		$11.21

Total return	2.58%		4.42%		4.47%		0.70%		7.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$729,257		$633,456		$513,712		$310,374		$169,488
Ratio of expenses to average net assets:
After waivers (f)	0.44	%(j)	0.43	%(j)	0.43	%(j)	0.41	%(j)	0.42	%(j)
Before waivers (f)	0.53%		0.54%		0.55%		0.56%		0.62%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.50%		0.43%		0.84%		1.62%		1.71%
Before waivers (f)(x)	0.41%		0.33%		0.72%		1.47%		1.50%
Portfolio turnover rate ^	11%		12%		14%		21%		65%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

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Financial Highlights (cont’d)

AXA Conservative Growth Strategy Portfolio

	Class IB
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of year	$13.25		$12.23		$11.50		$11.99		$11.17

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.06		0.05		0.09		0.15		0.16
Net realized and unrealized gain (loss) on investments	0.45		1.23		0.73		(0.31)		0.85

Total from investment operations	0.51		1.28		0.82		(0.16)		1.01

Less distributions:
Dividends from net investment income	(0.14)		(0.21)		(0.09)		(0.14)		(0.13)
Distributions from net realized gains	(0.19)		(0.05)		—		(0.19)		(0.06)

Total dividends and distributions	(0.33)		(0.26)		(0.09)		(0.33)		(0.19)

Net asset value, end of year	$13.43		$13.25		$12.23		$11.50		$11.99

Total return	3.81%		10.54%		7.17%		(1.32)%		9.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,288,159		$1,078,231		$748,775		$466,319		$290,058
Ratio of expenses to average net assets:
After waivers (f)	0.46	%(j)	0.45	%(j)	0.45	%(j)	0.43	%(j)	0.43	%(j)
Before waivers (f)	0.52%		0.53%		0.54%		0.54%		0.58%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.47%		0.38%		0.71%		1.22%		1.37%
Before waivers (f)(x)	0.41%		0.30%		0.62%		1.11%		1.22%
Portfolio turnover rate^	7%		7%		13%		19%		51%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

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Financial Highlights (cont’d)

AXA Balanced Strategy Portfolio

	Class IA										Class IB
	Year Ended December 31,										Year Ended December 31,
	2014		2013		2012		2011		2010		2014		2013		2012		2011		2010
Net asset value, beginning of year	$13.93		$12.55		$11.65		$12.25		$11.31		$13.95		$12.56		$11.66		$12.27		$11.32

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.05		0.03		0.05		0.18		0.05		0.06		0.04		0.08		0.13		0.15
Net realized and unrealized gain (loss) on investments	0.57		1.67		0.94		(0.44)		1.12		0.55		1.67		0.91		(0.42)		1.00

Total from investment operations	0.62		1.70		0.99		(0.26)		1.17		0.61		1.71		0.99		(0.29)		1.15

Less distributions:
Dividends from net investment income	(0.16)		(0.26)		(0.09)		(0.16)		(0.17)		(0.16)		(0.26)		(0.09)		(0.14)		(0.14)
Distributions from net realized gains	(0.25)		(0.06)		—		(0.18)		(0.06)		(0.25)		(0.06)		—		(0.18)		(0.06)

Total dividends and distributions	(0.41)		(0.32)		(0.09)		(0.34)		(0.23)		(0.41)		(0.32)		(0.09)		(0.32)		(0.20)

Net asset value, end of year	$14.14		$13.93		$12.55		$11.65		$12.25		$14.15		$13.95		$12.56		$11.66		$12.27

Total return	4.44%		13.60%		8.53%		(2.08)%		10.31%		4.36%		13.67%		8.52%		(2.40)%		10.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$253		$261		$257		$555		$362		$2,875,494		$2,298,993		$1,475,415		$912,114		$536,319
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.49	%(j)	0.48	%(j)	0.21	%(k)	0.22	%(k)	0.50	%(j)	0.49	%(j)	0.48	%(j)	0.46	%(k)	0.47	%(c)(k)
Before waivers (f)	0.52%		0.52%		0.53%		0.28%		0.31%		0.52%		0.52%		0.53%		0.53%		0.56	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.34%		0.20%		0.42%		1.47%		0.46%		0.44%		0.32%		0.64%		1.08%		1.23%
Before waivers (f)(x)	0.32%		0.17%		0.38%		1.40%		0.36%		0.42%		0.29%		0.59%		1.01%		1.14%
Portfolio turnover rate^	7%		6%		12%		15%		45%		7%		6%		12%		15%		45%

^	Portfolio turnover rate excludes derivatives, if any.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.05% for Class IA and 1.05% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.80% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

EQ Advisors Trust	Financial Highlights	77

Financial Highlights (cont’d)

AXA Moderate Growth Strategy Portfolio

	Class IB
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of year	$15.09		$13.26		$12.15		$12.90		$11.82

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.06		0.03		0.07		0.12		0.13
Net realized and unrealized gain (loss) on investments	0.69		2.20		1.13		(0.56)		1.15

Total from investment operations	0.75		2.23		1.20		(0.44)		1.28

Less distributions:
Dividends from net investment income	(0.18)		(0.32)		(0.09)		(0.13)		(0.14)
Distributions from net realized gains	(0.34)		(0.08)		—		(0.18)		(0.06)

Total dividends and distributions	(0.52)		(0.40)		(0.09)		(0.31)		(0.20)

Net asset value, end of year	$15.32		$15.09		$13.26		$12.15		$12.90

Total return	5.02%		16.86%		9.89%		(3.36)%		10.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,043,595		$4,976,559		$3,350,669		$2,286,176		$1,289,725
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(j)	0.53	%(j)	0.52	%(j)	0.50	%(j)	0.49	%(j)
Before waivers (f)	0.52%		0.53%		0.52%		0.52%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.39%		0.23%		0.51%		0.93%		1.06%
Before waivers (f)(x)	0.39%		0.23%		0.51%		0.91%		1.02%
Portfolio turnover rate^	6%		6%		11%		13%		38%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

78	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Growth Strategy Portfolio

	Class IA										Class IB
	Year Ended December 31,										Year Ended December 31,
	2014		2013		2012		2011		2010		2014		2013		2012		2011		2010
Net asset value, beginning of year	$15.65		$13.40		$12.14		$13.06		$11.89		$15.66		$13.41		$12.15		$13.07		$11.90

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.05		0.01		0.05		0.09		0.08		0.07		0.04		0.07		0.09		0.07
Net realized and unrealized gain (loss) on investments	0.82		2.70		1.31		(0.63)		1.34		0.81		2.67		1.29		(0.66)		1.32

Total from investment operations	0.87		2.71		1.36		(0.54)		1.42		0.88		2.71		1.36		(0.57)		1.39

Less distributions:
Dividends from net investment income	(0.21)		(0.38)		(0.10)		(0.18)		(0.17)		(0.21)		(0.38)		(0.10)		(0.15)		(0.14)
Distributions from net realized gains	(0.38)		(0.08)		—		(0.20)		(0.08)		(0.38)		(0.08)		—		(0.20)		(0.08)

Total dividends and distributions	(0.59)		(0.46)		(0.10)		(0.38)		(0.25)		(0.59)		(0.46)		(0.10)		(0.35)		(0.22)

Net asset value, end of year	$15.93		$15.65		$13.40		$12.14		$13.06		$15.95		$15.66		$13.41		$12.15		$13.07

Total return	5.57%		20.25%		11.18%		(4.14)%		11.96%		5.63%		20.24%		11.17%		(4.38)%		11.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,323		$1,288		$1,279		$1,188		$1,546		$3,285,231		$2,288,717		$1,211,933		$740,513		$577,351
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.52	%(j)	0.51	%(j)	0.51	%(j)	0.23	%(k)	0.22	%(k)	0.52	%(j)	0.51	%(j)	0.51	%(j)	0.48	%(k)	0.47	%(k)
Before waivers and reimbursements (f)	0.52%		0.52%		0.53%		0.28%		0.30%		0.52%		0.52%		0.53%		0.53%		0.55	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.31%		0.06%		0.36%		0.66%		0.68%		0.44%		0.27%		0.55%		0.67%		0.61%
Before waivers and reimbursements (f)(x)	0.31%		0.05%		0.33%		0.62%		0.60%		0.44%		0.26%		0.53%		0.62%		0.54%
Portfolio turnover rate^	5%		5%		9%		13%		27%		5%		5%		9%		13%		27%

^	Portfolio turnover rate excludes derivatives, if any.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class IA and 1.10% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class IA and 1.10% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

EQ Advisors Trust	Financial Highlights	79

Financial Highlights (cont’d)

AXA Aggressive Strategy Portfolio

	Class IB
	Year Ended December 31,				April 12, 2012* to December 31, 2012
	2014		2013
Net asset value, beginning of period	$12.45		$10.40		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07		0.06		0.17
Net realized and unrealized gain (loss) on investments	0.71		2.37		0.33

Total from investment operations	0.78		2.43		0.50

Less distributions:
Dividends from net investment income	(0.19)		(0.34)		(0.10)
Distributions from net realized gains	(0.27)		(0.04)		—	#

Total dividends and distributions	(0.46)		(0.38)		(0.10)

Net asset value, end of period	$12.77		$12.45		$10.40

Total return (b)	6.24%		23.38%		5.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,585,314		$741,510		$124,024
Ratio of expenses to average net assets:
After waivers (a)(f)	0.53	%(j)	0.55	%(k)	0.55	%(k)
Before waivers (a)(f)	0.53%		0.55%		0.76%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.55%		0.50%		2.31	%(l)
Before waivers (a)(f)(x)	0.55%		0.50%		2.10	%(l)
Portfolio turnover rate (z)^	4%		5%		2%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

80	Financial Highlights	EQ Advisors Trust

If you would like more information about the AXA Strategic Allocation Series Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the AXA Strategic Allocation Series Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the AXA Strategic Allocation Series Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the AXA Strategic Allocation Series Portfolios, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the AXA Strategic Allocation Series Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the AXA Strategic Allocation Series Portfolios’ SAI.

To order a free copy of the AXA Strategic Allocation Series Portfolios’ SAI and/or Annual or Semi-Annual Report, or to request other information about an AXA Strategic Allocation Series Portfolio or make other shareholder inquiries, contact your financial professional, or the AXA Strategic Allocation Series Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the AXA Strategic Allocation Series Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

AXA Strategic Allocation Series Portfolios

AXA Ultra Conservative Strategy Portfolio

AXA Conservative Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Growth Strategy Portfolio

AXA Aggressive Strategy Portfolio

(Investment Company Act File No. 811-07953)

© 2015 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated May 1, 2015

This Prospectus describes eight (8) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA, Class IB and Class K shares offered by the Trust on behalf of the Portfolios. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

AXA Managed Volatility Portfolios

AXA 500 Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

AXA 400 Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

AXA 2000 Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

AXA International Managed Volatility Portfolio†

ATM International Managed Volatility Portfolio†

*	Not all of these Portfolios may be available in your variable life or annuity product or under your retirement plan. In addition, certain of these Portfolios may be available only as underlying investment portfolios of certain other portfolios of the Trust and AXA Premier VIP Trust and may not be available directly as an investment under your variable life or annuity product or retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.
†	The Trust offers only Class IB and Class K shares on behalf of this Portfolio.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Tactical

(792028)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

AXA 500 Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA 500 Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.44%	0.44%	0.44%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%	0.17%	0.16%
Total Annual Portfolio Operating Expenses	0.85%	0.86%	0.60%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$87	$271	$471	$1,049
Class IB Shares	$88	$274	$477	$1,061
Class K Shares	$61	$192	$335	$750

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the large-capitalization sector of the U.S. equity market. As of December 31, 2014, the market capitalization of companies in this index ranged from $2.9 billion to $647.4 billion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

EQ Advisors Trust	About the investment portfolios	3

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETF Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will

4	About the investment portfolios	EQ Advisors Trust

tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Multiple Adviser Risk: A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Advisers and its selection and oversight of the Advisers. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers, including affiliated Advisers, because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s

EQ Advisors Trust	About the investment portfolios	5

performance from year to year and by showing how changes in the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based index shows how the Portfolio’s performance compared with the returns of a volatility-managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
12.31% (2012 1st Quarter)	–15.38% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA 500 Managed Volatility Portfolio – Class IA Shares (Inception Date: May 27, 2009)	12.57%	13.08%	16.20%
AXA 500 Managed Volatility Portfolio – Class IB Shares (Inception Date: October 29, 2009)	12.53%	12.97%	15.93%
AXA 500 Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	12.86%	N/A	18.79%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	18.56%
Volatility Managed Index – Large Cap Core (reflects no deduction for fees, expenses, or taxes)	13.71%	14.77%	17.61%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The individual primarily responsible for the management of physical securities for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of futures and options for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director of BlackRock	May 2011
Greg Savage	Managing Director of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

6	About the investment portfolios	EQ Advisors Trust

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	7

ATM Large Cap Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Large Cap Managed Volatility Portfolio	Class IA Shares	Class IB Shares		Class K Shares
Management Fee	0.44%	0.44%		0.44%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%		0.00%
Other Expenses	0.19%	0.19%	*	0.17%
Total Annual Portfolio Operating Expenses	0.88%	0.88%		0.61%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$90	$281	$488	$1,084
Class IB Shares	$90	$281	$488	$1,084
Class K Shares	$62	$195	$340	$762

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-capitalization companies (or other financial instruments that derive their value from the securities of such companies). This policy may not be changed without providing at least sixty (60) days’ written notice to the Portfolio’s shareholders. For this Portfolio, large-capitalization companies mean those companies with market capitalizations within the range of the Standard & Poor’s Composite Stock Price Index (“S&P 500 Index”) at the time of purchase. As of December 31, 2014, the market capitalization of companies in this index ranged from $2.9 billion to $647.4 billion. The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 500 Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the large-capitalization sector of the U.S. equity market. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio’s investments in derivatives

8	About the investment portfolios	EQ Advisors Trust

may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETF Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond

EQ Advisors Trust	About the investment portfolios	9

to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions (such as investments in futures and options contracts), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Multiple Adviser Risk: A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Advisers and its selection and oversight of the Advisers. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers, including affiliated Advisers, because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase

10	About the investment portfolios	EQ Advisors Trust

portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how changes in the Portfolio’s performance from year-to-year and by showing how the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based index shows how the Portfolio’s performance compared with the returns of a volatility-managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class IB shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
12.28% (2012 1st Quarter)	–15.87% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
ATM Large Cap Managed Volatility Portfolio – Class IA Shares (Inception Date: August 28, 2009)	12.53%	12.62%	13.14%
ATM Large Cap Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	12.82%	N/A	18.31%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	16.28%
Volatility Managed Index – Large Cap Core II (reflects no deduction for fees, expenses, or taxes)	13.72%	14.43%	15.03%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The individual primarily responsible for the management of physical securities for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of physical securities and futures and options for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director of BlackRock	May 2011
Greg Savage	Managing Director of BlackRock	May 2012

EQ Advisors Trust	About the investment portfolios	11

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

12	About the investment portfolios	EQ Advisors Trust

AXA 400 Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA 400 Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.17%	0.18%	0.18%
Total Annual Portfolio Operating Expenses	0.87%	0.88%	0.63%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$89	$278	$482	$1,073
Class IB Shares	$90	$281	$488	$1,084
Class K Shares	$64	$202	$351	$786

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of mid-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Standard & Poor’s Mid Cap 400 Index (“S&P 400 Index”) in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the mid-capitalization sector of the U.S. equity market. As of December 31, 2014, the market capitalization of companies in this index ranged from $842.8 million to $13.9 billion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 400 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 400 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to

EQ Advisors Trust	About the investment portfolios	13

increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETF Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s

14	About the investment portfolios	EQ Advisors Trust

valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions (such as investments in futures and options contracts), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Multiple Adviser Risk: A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Advisers and its selection and oversight of the Advisers. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers, including affiliated Advisers, because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect

EQ Advisors Trust	About the investment portfolios	15

correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based index shows how the Portfolio’s performance compared with the returns of a volatility-managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
13.25% (2010 4th Quarter)	–21.53% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA 400 Managed Volatility Portfolio – Class IA Shares (Inception Date: May 27, 2009)	8.81%	13.73%	17.35%
AXA 400 Managed Volatility Portfolio – Class IB Shares (Inception Date: October 29, 2009)	8.82%	13.64%	17.11%
AXA 400 Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	9.08%	N/A	17.84%
S&P MidCap 400® Index (reflects no deduction for fees, expenses, or taxes)	9.77%	16.54%	20.25%
Volatility Managed Index – Mid Cap Core (reflects no deduction for fees, expenses, or taxes)	9.00%	15.02%	17.89%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The individual primarily responsible for the management of physical securities for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

16	About the investment portfolios	EQ Advisors Trust

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of futures and options for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director of BlackRock	May 2011
Greg Savage	Managing Director of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	17

ATM Mid Cap Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Mid Cap Managed Volatility Portfolio	Class IA Shares	Class IB Shares		Class K Shares
Management Fee	0.45%	0.45%		0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%		0.00%
Other Expenses	0.18%	0.18%	*	0.21%
Total Annual Portfolio Operating Expenses	0.88%	0.88%		0.66%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$90	$281	$488	$1,084
Class IB Shares	$90	$281	$488	$1,084
Class K Shares	$67	$211	$368	$822

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-capitalization companies (or other financial instruments that derive their value from the securities of such companies). This policy may not be changed without providing at least sixty (60) days’ written notice to the Portfolio’s shareholders. For this Portfolio, mid-capitalization companies means those companies with market capitalizations within the range of the Standard & Poor’s Mid Cap 400 Index (“S&P 400 Index”) at the time of purchase. As of December 31, 2014, the market capitalization of companies in this index ranged from $842.8 million to $13.9 billion. The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of mid-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 400 Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the mid-capitalization sector of the U.S. equity market. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 400 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts to the S&P 400 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio’s

18	About the investment portfolios	EQ Advisors Trust

investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETF Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends.

EQ Advisors Trust	About the investment portfolios	19

Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions (such as investments in futures and options contracts), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Multiple Adviser Risk: A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Advisers and its selection and oversight of the Advisers. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers, including affiliated Advisers, because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time

20	About the investment portfolios	EQ Advisors Trust

passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based index shows how the Portfolio’s performance compared with the returns of a volatility-managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class IB Shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
13.34% (2010 4th Quarter)	–21.83% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
ATM Mid Cap Managed Volatility Portfolio – Class IA Shares (Inception Date: August 28, 2009)	8.66%	13.09%	13.62%
ATM Mid Cap Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	8.93%	N/A	17.34%
S&P MidCap 400® Index (reflects no deduction for fees, expenses, or taxes)	9.77%	16.54%	17.51%
Volatility Managed Index – Mid Cap Core II (reflects no deduction for fees, expenses, or taxes)	8.61%	14.24%	14.60%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

EQ Advisors Trust	About the investment portfolios	21

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The individual primarily responsible for the management of physical securities for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of physical securities and futures and options for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director of BlackRock	May 2011
Greg Savage	Managing Director of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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AXA 2000 Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA 2000 Managed Volatility Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.18%	0.17%	0.17%
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.95%	0.94%	0.69%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$97	$303	$525	$1,166
Class IB Shares	$96	$300	$520	$1,155
Class K Shares	$70	$221	$384	$859

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of small-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Russell 2000® Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the small-capitalization sector of the U.S. equity market. As of December 31, 2014, the market capitalization of companies in this index ranged from $18.96 million to $7.3 billion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the Russell 2000® Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the Russell 2000 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant

EQ Advisors Trust	About the investment portfolios	23

percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETF Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s

24	About the investment portfolios	EQ Advisors Trust

valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions (such as investments in futures and options contracts), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Multiple Adviser Risk: A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Advisers and its selection and oversight of the Advisers. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers, including affiliated Advisers, because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management

EQ Advisors Trust	About the investment portfolios	25

strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based index shows how the Portfolio’s performance compared with the returns of a volatility-managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.07% (2010 4th Quarter)	–23.14% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA 2000 Managed Volatility Portfolio – Class IA Shares (Inception Date: May 27, 2009)	4.06%	12.99%	16.47%
AXA 2000 Managed Volatility Portfolio – Class IB Shares (Inception Date: October 29, 2009)	4.03%	12.87%	16.23%
AXA 2000 Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	4.31%	N/A	17.85%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	4.89%	15.55%	19.03%
Volatility Managed Index – Small Cap Core (reflects no deduction for fees, expenses, or taxes)	4.74%	14.43%	16.95%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Executive Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The individual primarily responsible for the management of physical securities for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

26	About the investment portfolios	EQ Advisors Trust

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of futures and options for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director of BlackRock	May 2011
Greg Savage	Managing Director of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	27

ATM Small Cap Managed Volatility Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Small Cap Managed Volatility Portfolio	Class IA Shares	Class IB Shares		Class K Shares
Management Fee	0.45%	0.45%		0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%		0.00%
Other Expenses	0.21%	0.21%	*	0.18%
Acquired Fund Fees and Expenses	0.05%	0.05%	*	0.05%
Total Annual Portfolio Operating Expenses	0.96%	0.96%		0.68%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$98	$306	$531	$1,178
Class IB Shares	$98	$306	$531	$1,178
Class K Shares	$69	$218	$379	$847

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies (or other financial instruments that derive their value from the securities of such companies). This policy may not be changed without providing at least sixty (60) days’ written notice to the Portfolio’s shareholders. For this Portfolio, small-capitalization companies means those companies with market capitalizations within the range of the Russell 2000 Index at the time of purchase. As of December 31, 2014, the market capitalization of companies in this index ranged from $18.96 million to $7.3 billion. The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of small-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Russell 2000® Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the small-capitalization sector of the U.S. equity market. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the Russell 2000® Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the Russell 2000 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio’s

28	About the investment portfolios	EQ Advisors Trust

investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to the arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETF Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends.

EQ Advisors Trust	About the investment portfolios	29

Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions (such as investments in futures and options contracts), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Multiple Adviser Risk: A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Advisers and its selection and oversight of the Advisers. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers, including affiliated Advisers, because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. They may depend on a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the value of such securities may be more volatile than the securities of larger companies, and because the securities generally trade in lower volumes than larger cap securities, the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly

30	About the investment portfolios	EQ Advisors Trust

during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based index shows how the Portfolio’s performance compared with the returns of a volatility-managed index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class IB shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses which would reduce the performance results.

Calendar Year Annual Total Returns — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
16.13% (2010 4th Quarter)	–23.66% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
ATM Small Cap Managed Volatility Portfolio – Class IA Shares (Inception Date: August 28, 2009)	4.01%	12.57%	12.81%
ATM Small Cap Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	4.40%	N/A	17.38%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	4.89%	15.55%	16.22%
Volatility Managed Index – Small Cap Core II (reflects no deduction for fees, expenses, or taxes)	4.67%	13.83%	13.84%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

EQ Advisors Trust	About the investment portfolios	31

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The individual primarily responsible for the management of physical securities for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of physical securities and futures and options for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director of BlackRock	May 2011
Greg Savage	Managing Director of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

32	About the investment portfolios	EQ Advisors Trust

AXA International Managed Volatility Portfolio – Class IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA International Managed Volatility Portfolio	Class IB Shares	Class K Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.18%	0.18%
Total Annual Portfolio Operating Expenses	0.88%	0.63%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$90	$281	$488	$1,084
Class K Shares	$64	$202	$351	$786

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of foreign companies and second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the MSCI EAFE Index (Europe, Australasia, Far East) in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically are representative of the economic performance of the developed equity markets in Europe, Australasia and the Far East. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the MSCI EAFE Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on one or more of the MSCI EAFE Index, S&P/ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and Tokyo Stock Price Index (or TOPIX Index) and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by

EQ Advisors Trust	About the investment portfolios	33

borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETF Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

34	About the investment portfolios	EQ Advisors Trust

Geographic Concentration Risk: A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a portfolio to carry out transactions. If a portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions (such as investments in futures and options contracts), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Multiple Adviser Risk: A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Advisers and its selection and oversight of the Advisers. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in

EQ Advisors Trust	About the investment portfolios	35

different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers, including affiliated Advisers, because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility-managed indexes. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.80% (2010 3rd Quarter)	–20.97% (2011 3rd Quarter)

36	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns
	One Year	Five Years	Since Inception
AXA International Managed Volatility Portfolio – Class IB Shares (Inception Date: October 29, 2009)	–6.43%	3.04%	3.22%
AXA International Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	–6.17%	N/A	7.08%
MSCI EAFE® Index (reflects no deduction for fees or expenses)	–4.90%	5.33%	5.63%
Volatility Managed Index – International (reflects no deduction for fees or expenses)	–4.90%	5.27%	5.81%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	–5.48%	4.55%	4.92%
Volatility Managed Index – International Proxy (reflects no deduction for fees, expenses, or taxes)	–5.29%	5.05%	5.69%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The individual primarily responsible for the management of physical securities for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of futures and options for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director of BlackRock	May 2011
Greg Savage	Managing Director of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	37

ATM International Managed Volatility Portfolio – Class IB and K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM International Managed Volatility Portfolio	Class IB Shares		Class K Shares
Management Fee	0.45%		0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.00%
Other Expenses	0.19%	*	0.19%
Total Annual Portfolio Operating Expenses	0.89%		0.64%
*	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$91	$284	$493	$1,096
Class K Shares	$65	$205	$357	$798

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of foreign companies and second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the MSCI EAFE Index (Europe, Australasia, Far East) in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically are representative of the economic performance of the developed equity markets in Europe, Australasia and the Far East. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the EAFE Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on one or more of the MSCI EAFE Index, S&P/ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and Tokyo Stock Price Index (or TOPIX Index) and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including shorting or selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of

38	About the investment portfolios	EQ Advisors Trust

leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio also may lend its portfolio securities to earn additional income.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETF Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to

EQ Advisors Trust	About the investment portfolios	39

the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Geographic Concentration Risk: A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a portfolio to carry out transactions. If a portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions (such as investments in futures and options contracts), invests collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a

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Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Multiple Adviser Risk: A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Advisers and its selection and oversight of the Advisers. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers, including affiliated Advisers, because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility-managed indexes. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Class IB shares have not commenced operations as of the date of this Prospectus.

The performance results do not reflect any Contract-related fees and expenses which would reduce the performance results.

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Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
11.49% (2013 3rd Quarter)	-7.23% (2012 2nd Quarter)

Average Annual Total Returns
	One Year	Since Inception
ATM International Managed Volatility Portfolio – Class K Shares (Inception Date: August 26, 2011)	–6.26%	6.61%
MSCI EAFE® Index (reflects no deduction for fees or expenses)	–4.90%	9.11%
Volatility Managed Index – International II (reflects no deduction for fees or expenses)	–4.91%	7.45%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	–5.48%	9.02%
Volatility Managed Index – International Proxy II (reflects no deduction for fees, expenses, or taxes)	–5.31%	7.58%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Advisers, (ii) allocating the Portfolio’s assets among investment styles and (iii) managing the Portfolio’s equity exposure are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2015

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The individual primarily responsible for the management of physical securities for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of physical securities and futures and options for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Christopher Bliss	Managing Director of BlackRock	May 2011
Greg Savage	Managing Director of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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2. More information on strategies, risks and benchmarks

Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without prior notice or shareholder approval. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing or experiences large in-flows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

The ATM Large Cap Managed Volatility Portfolio, the ATM Mid Cap Managed Volatility Portfolio, the ATM Small Cap Managed Volatility Portfolio and the ATM International Managed Volatility Portfolio each has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name, as described in the section of the Prospectus entitled “About the Investment Portfolios.” Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Indexing Strategies

A portion of each Portfolio seeks to track the total return performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by the investment sub-adviser (“Sub-Adviser”) of these portions in pursuing these objectives.

The Sub-Adviser to this portion of a Portfolio does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the portion. Rather, the Sub-Adviser will use a full replication or sampling technique in seeking to track the total return performance (before fees and expenses) of the particular index. A full replication technique generally involves holding each security in an index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of an index without having to purchase every stock in that index by selecting a representative sample of securities based on the characteristics of the index and the particular securities included therein. Such characteristics may include industry weightings, market capitalizations and fundamental characteristics.

In addition, during any period when the Manager determines that it would be impracticable or uneconomical for a Portfolio to invest its assets in accordance with its primary investment policies (e.g., the Portfolio does not have sufficient assets to buy all of the securities in a particular broad-based index and to manage those assets in an efficient manner), the Portfolio may pursue its investment strategy by investing in other passively managed portfolios managed by the Manager to the extent permitted by statute or regulation.

Tactical Strategies

A portion of each Portfolio invests in futures and options to manage the Portfolio’s overall equity exposure. The following provides additional information regarding the implementation of these management strategies.

Each Portfolio uses proprietary models to implement its tactical investment strategy. The level of each Portfolio’s exposure to a particular index generally is determined based on an assessment of market fundamentals and quantitative signals of market movement, including the level of volatility in the market as may be measured by the Chicago Board Options Exchange Volatility Index (the “VIX Index”) or another quantitative indicator of market volatility. The VIX Index is a measure of market expectations of near-term volatility based on the S&P 500 Index option prices. Each Portfolio will decrease or increase its exposure to the relevant index based on thresholds of market volatility as measured by the VIX Index or another quantitative indicator of market volatility. These thresholds may be different for each Portfolio and may be changed from time to time without shareholder approval. The thresholds for each Portfolio may differ based on a variety of factors, including whether the particular Portfolio is offered on a stand alone basis as an investment option for Contract owners or as an investment option for other portfolios managed by the Manager that invest in the Portfolio as part of an investment strategy to manage the overall volatility of the investing fund’s portfolio. During periods of extremely high market volatility, it is possible that a Portfolio could have zero or negative exposure to the relevant index. During periods of unusually low market volatility, it is possible that a Portfolio could have 100% or more exposure to the relevant index.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in the “Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. Each strategy may apply to all of the Portfolios. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (SAI).

Cash Management. On a day-to-day basis, the Portfolio typically will hold a significant portion of its assets in shares of the EQ/Money Market Portfolio (a money market fund managed by the Manager) or other money market funds, U.S. government securities, short-term, high-quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its futures and other positions, to earn income for the Portfolio and to manage the Portfolio’s overall exposure to debt or equity securities. Generally, these securities offer less potential for gains than other types of securities.

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Derivatives. Portfolios investing primarily in equity securities may use certain “derivative” instruments to manage their equity exposure. Portfolios investing primarily in debt securities may use certain “derivative” instruments to manage their portfolio duration. In addition, each Portfolio also may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to markets, sectors and other securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). In addition to the futures and options contracts discussed above, futures and options on individual securities and options on futures contracts, swaps (including interest rate swaps, total return swaps, currency swaps and credit default swaps) and forward contracts, and structured securities, including forward currency contracts, are examples of other derivatives in which a Portfolio may invest. A Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities. Each Portfolio may invest in equity securities, which generally include common stock, preferred stock, convertible securities, warrants and rights. Equity securities may be bought on stock exchanges or in the over-the-counter market and other factors.

Exchange Traded Funds (“ETFs”). Each Portfolio may invest in shares of ETFs that are designed to provide investment results corresponding to an index of securities. An ETF is an open-end investment company which generally invests in a broad sample of securities corresponding to a particular index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of a Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected if a shareholder sells his or her shares in the Portfolio.

Foreign Securities. Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. Each Portfolio may purchase or sell futures contracts on individual fixed income securities or fixed income securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. It is anticipated that the Portfolios generally will purchase and sell futures contracts on specific debt securities issued by the U.S. government or its agencies of instrumentalities, such as U.S. Treasury bonds or notes, but the Portfolios also may invest in futures contracts on other types of debt securities and in futures contracts on fixed income securities indexes. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolios will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract

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is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Index Options. Each Portfolio also may purchase exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. Each Portfolio also may write (or sell) put and call options on securities indices. When writing (selling) call and put options, a Portfolio will “cover” these positions by purchasing a call or put option on the same index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Initial Public Offerings (“IPOs”). Each of the Portfolios that may invest in equity securities may participate in the IPO market and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on Portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Investment Grade Securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P comparably rated by another rating agency or, if unrated, determined by the applicable Sub-Adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, may possess certain speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Mid-Cap, Small-Cap and Micro-Cap Companies. A Portfolio may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities of Other Investment Companies. Each Portfolio may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, including in connection with cash sweep arrangements under which the Portfolios invest excess cash in a money market fund, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies may indirectly bear the fees and expenses of that investment company.

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Short Positions. Each Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions a Portfolio may invest, without limit, in cash, U.S. government securities money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, a Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. Each Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. This development, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks. Each Portfolio is subject to the following risks:

Sub-Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing an investment sub-adviser (“Sub-Adviser”) and its decision to select or replace a Sub-Adviser does not produce the intended results.

Asset Class Risk. There is the risk that the returns from the asset classes, or types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Insurance Fund Risk. The Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Manager’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these

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benefits and guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk. A significant percentage of a Portfolio’s shares may be owned or controlled by the Manager and its affiliates, other Portfolios that are advised by the Manager (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Manager. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Multiple Adviser Risk. A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe

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that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk. The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Securities Lending Risk. For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

As indicated in “About the Investment Portfolios — Investment Risks and Performance,” a particular Portfolio may be subject to the following as principal risks. In addition, to the extent a Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Cash Management Risk. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Portfolio invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities are normally “junior” securities which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Counterparty Risk. A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to a transaction.

Credit Risk. The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a

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fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a Portfolio may decrease its value. When a fixed-income security is not rated, the Portfolio’s Sub-Adviser may have to assess the risk of the security itself. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio themselves.

Derivatives Risk. A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Manager or a Sub-Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close-out a de rivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Assets segregated to cover these transactions may decline in value and may become illiquid. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. As a result, a larger portion of a Portfolio’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Portfolio. There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd- Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, a Portfolio also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be

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subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Portfolio’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of a Portfolio to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Equity securities generally have greater price volatility than fixed-income securities.

Exchange Traded Funds Risk. A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and the ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision and regulation than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities. Securities issued by U.S. entities with substantial foreign operations can involve risks relating to conditions in foreign countries. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries, which could adversely affect the value of the Portfolio’s investments.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such

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decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk. The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, one or more members could abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Geographic Concentration Risk. A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

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International Fair Value Pricing Risk. A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the board of trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Portfolio’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Initial Public Offering (“IPO”) Risk. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of

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the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income. Conversely, when interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these obligations to fall. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a Portfolio holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk. Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s or, if unrated, deemed to be of comparable quality by a Sub-Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may possess certain speculative characteristics as well.

Investment Strategy Risk. The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A portfolio comprised of stocks intended to reduce exposure to uncompensated risk may not produce investment exposure that is less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Portfolio stocks may exhibit higher volatility than the Sub-Adviser expects or underperform the markets. The Sub-Adviser’s strategy may result in the Portfolio underperforming the general securities markets, particularly during periods of strong positive market performance.

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure,

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which may require a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations and may result in a loss or may be costly to the Portfolio. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which the Portfolio is carrying them. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Mid-Cap, Small-Cap and Micro-Cap Company Risk. A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-capitalization companies than for mid-capitalization companies.

Recent Market Conditions Risk. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, continues to affect global economies and financial markets. The crisis and its after effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, investors in many types of securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have and may continue to experience losses. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Over the past several years and continuing into the present, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow economies. The ultimate effect of these efforts is not yet known. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. A change in or withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. As a result, the impact of U.S. financial regulation and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Portfolio’s investments. Uncertainty surrounding the sovereign debt of a number of European Union countries and the viability of the European Union have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and Europe. An increase in interest rates may adversely impact various markets. For example, because investors may buy securities or other investments with borrowed money, an increase in

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interest rates may result in a decline in such borrowing and purchases and thus in a decline in the markets for those investments. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risk Management. The Manager and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Manager or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

Short Position Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased plus any premiums or interest paid to the third party. Short positions may be considered speculative transactions and involve special risks that could increase losses or reduce gains. Short sales involve greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price. When a Portfolio is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Tax Risk. The risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Unseasoned Companies Risk. These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Volatility Management Risk. The Manager from time to time employs various volatility management techniques in managing certain Portfolios, including the use of futures and options to manage equity exposure. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when marketvalues are increasing but market volatility is high. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate,

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readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains.

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Benchmarks

The Manager has created one or more benchmarks (identified below with an asterisk) that are used to measure the Portfolios’ performance. These custom benchmarks were created by the Manager to show how the Portfolios’ performance compares with the returns of a volatility managed index or indexes. There is no guarantee that the Portfolios will outperform these or any benchmarks.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

The Manager has created one or more benchmarks (identified below with an asterisk) that are used to measure a Portfolio’s performance. These custom benchmarks were created by the Manager to show how a Portfolio’s performance compares with the returns of a volatility managed index or indices. There is no guarantee that a Portfolio will outperform these or any benchmarks.

DJ EuroSTOXX 50® Index, Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

FTSE 100 Index is a market capitalization weighted index representing the performance of the 100 largest blue chip companies, listed on the London Stock Exchange, which meet the FTSE’s size and liquidity screening.

The International Proxy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the DJ EuroSTOXX 50® Index at a weighting of 40%, the FTSE 100 Index at a weighting of 25%, the TOPIX Index at a weighting of 25% and the S&P/ASX 200 Index at a weighting of 10%.

Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s Australian Security Exchange 200 Index (a.k.a. S&P/ASX 200 Index) is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of the Australian equity market capitalization.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index or S&P 400 Index”) is a weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

TOPIX Index is a free-float adjusted capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

Volatility Managed Index — International* (“VMI — International”) applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index — International II* applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — International described above, which generally would result in lower volatility.

Volatility Managed Index — International Proxy* applies a formula to the International Proxy adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — International Proxy II* applies a formula to International Proxy adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core* (“VMI — LCC”) applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core II* applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P

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500® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — LCC described above, which generally would result in lower volatility.

Volatility Managed Index — Mid Cap Core* (“VMI — MCC”) applies a formula to the S&P 400 Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core II* applies a formula to the S&P 400 Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — MCC described above, which generally would result in lower volatility.

Volatility Managed Index — Small Cap Core* (“VMI — SCC”) applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core II* applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — SCC described above, which generally would result in lower volatility.

“Blended” performance numbers assume a static mix of the indexes. The Manager believes that these indexes reflect more closely the market sectors in which the Portfolio invests.

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3. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among eighty-six (86) portfolios, sixty-one (61) of which have authorized Class IA, Class IB and Class K shares, twenty-four (24) of which are only authorized to issue Class IB and Class K shares, and one (1) of which is only authorized to issue Class IA and Class K shares. This Prospectus describes the Class IA, Class IB and Class K shares of six (6) Portfolios and the Class IB and Class K shares of two (2) Portfolios. Each Portfolio has its own objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager to each Portfolio. FMG LLC is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and serves as a CPO with respect to the AXA 500 Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, and ATM International Managed Volatility Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles and, as of December 31, 2014, had $103.7 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios. Utilizing a due diligence process covering a number of key factors, The Manager selects Sub-Advisers to manage each Portfolio’s assets. These key factors include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers retained for other allocated portions of the Portfolio. The Manager normally allocates each Portfolio’s assets to at least two Sub-Advisers. The Manager also is responsible for, among other things, determining the allocation of assets between the passively and tactically managed portions of each Portfolio, developing and overseeing the proprietary research model used to manage each Portfolio, monitoring the Sub-Advisers for the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board.

The Manager plays an active role in monitoring each Portfolio and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolio’s investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Sub-Adviser’s overall business. The Manager monitors continuity in the Sub-Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Sub-Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning Portfolio and Sub-Adviser performance and Portfolio operations that is used to supervise and monitor the Sub-Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Manager may appoint, dismiss and replace Sub-Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a Portfolio’s assets to additional Sub-Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Sub-Adviser(s). At the Manager’s sole discretion, a Sub-Adviser may not be allocated any Portfolio assets despite being named a Sub-Adviser to a Portfolio. The Manager recommends Sub-Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Advisers.

If the Manager appoints, dismisses or replaces a Sub-Adviser to a Portfolio, or adjusts the asset allocation among advisers in a Portfolio, the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions vary in length, may be implemented before or after the effective date of the new Sub-Adviser’s appointment as a Sub-Adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Investments, Risks and Performance” above for each Portfolio, the past performance of a

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Portfolio is not necessarily an indication of future performance. This may be particularly true for any Portfolios that have undergone sub-adviser changes and/or changes to the investment objectives or policies of the portfolio.

The Manager has ultimate responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Sub-Advisers and to amend the sub-advisory agreements between the Manager and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Sub-Advisers and to amend advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., AXA Investment Managers, Inc. and AXA Rosenberg Investment Management LLC unless the advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

FMG LLC is responsible for determining the allocation of assets between the actively and passively managed portions of each Portfolio, overseeing the models used to manage the Portfolios, selecting and monitoring the Advisers for the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA®, Xavier Poutas, CFA® and Adam M. Cohen, CFA® are jointly and primarily responsible for oversight of the AXA 500 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio and ATM International Managed Volatility Portfolio .

Kenneth T. Kozlowski, CFP®, CLU, ChFC has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and Managing Director of AXA Equitable from September 2011 to present. He served as Senior Vice President of FMG LLC from May 2011 to June 2012 and Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003 Mr. Kozlowski, has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC. Mr. Kozlowski served as Chief Financial Officer of the Trust from 2002 to 2007.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

Adam M. Cohen, CFA® has served as an Assistant Portfolio Manager of FMG LLC since January 2013. He served as Investment Analyst from September 2010 through December 2012. Prior to that, he served as Compliance Director of FMG LLC from October 2008 to September 2010.

The Advisers

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2014, AllianceBernstein had approximately $474 billion in assets under management.

AllianceBernstein’s Passive Equity Investment Team, which is responsible for all of AllianceBernstein’s Passive Equity accounts, manages and makes investment decisions for the AXA 500 Managed Volatility Portfolio, the AXA 400 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio , ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio and ATM International Managed Volatility Portfolio. The Passive Equity Investment Team relies heavily on quantitative tools.

Judith DeVivo is primarily responsible for day-to-day management of the portion of each Portfolio managed by AllianceBernstein. Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes, including the S&P 500, S&P MidCap 400, MSCI EAFE and Russell 2000®, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time.

BlackRock Investment Management, LLC (“BlackRock Investment”), P.O. Box 9011, Princeton, New Jersey 08543-9011. BlackRock Investment is a registered investment adviser and commodity pool operator organized in 1999. Together with its investment management affiliates, BlackRock Investment is one of the world’s largest asset management firms. As of December 31, 2014, BlackRock Investment and its affiliates had approximately $4.65 trillion in assets under management.

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Alan Mason, Christopher Bliss and Greg Savage are jointly and primarily responsible for the day-to-day management of a portion of each of the AXA Managed Volatility Portfolios.

Alan Mason, Managing Director of BlackRock, Inc. since 2009, is head of the Americas Beta Strategies Portfolio Management team, which combines BlackRock’s index equity and index asset allocation functions.

Christopher Bliss, Managing Director and portfolio manager, is a member of BlackRock’s Institutional Index Equity team. He focuses on emerging and frontier market strategies. He has been with BlackRock since 2009. From 2004 to 2009 he served at Barclays Global Investors (“BGI”) heading a team responsible for a variety of index and enhanced index emerging market products. Mr. Bliss has more than five years portfolio management responsibility.

Greg Savage, is Managing Director and Head of iShares Portfolio Management with BlackRock’s Index Equity team. He has been with the firm as a portfolio manager since 2009. From 1999 to 2009 he served at BGI as a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management group and previously as a transition manager in the Transition Management Group.

The Portfolios’ SAI provides additional information about the Advisers, the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares of the Portfolios to the extent applicable.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2014 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Manager in 2014 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2014

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
AXA 500 Managed Volatility Portfolio	0.44%	0.00%
ATM Large Cap Managed Volatility Portfolio	0.44%	0.00%
AXA 400 Managed Volatility Portfolio	0.45%	0.00%
ATM Mid Cap Managed Volatility Portfolio	0.45%	0.00%
AXA 2000 Managed Volatility Portfolio	0.45%	0.00%
ATM Small Cap Managed Volatility Portfolio	0.45%	0.00%
AXA International Managed Volatility Portfolio	0.45%	0.00%
ATM International Managed Volatility Portfolio	0.45%	0.00%

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios is available in the Trust’s Semi-Annual and Annual Reports to Shareholders for the periods ended June 30 and December 31, respectively.

The Sub-Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated with those of the AXA/AB Dynamic Moderate Growth Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, and AXA/Invesco Strategic Allocation Portfolio, which are offered in another prospectus (together, with the Portfolios, the “ATM Portfolios”). The asset-based administration fee is equal to an annual rate of 0.15% on the first $15 billion of the aggregate average daily net assets of the ATM Portfolios; 0.11% on the next $5 billion; and 0.10% thereafter.

Expense Limitation Agreement

In the interest of limiting through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to each Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, fees and expenses of other investment companies in which a Portfolio invests, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets do not exceed 0.95% for Class IA shares and Class IB shares of each Managed Volatility Portfolio and 0.70% for Class K shares of each Managed Volatility Portfolio.

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable

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Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of Defendants’ experts.

No liability for litigation relating to these matters has been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

On November 1, 2010, the Trust, and several of its portfolios (but not the Portfolios described in this Prospectus), were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its portfolios (but not the Portfolios described in this Prospectus), as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, has been consolidated with a number of related lawsuits into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by the Trust or its portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

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4. Fund distribution arrangements

The Trust offers three classes of shares on behalf of each Portfolio: Class IA shares, Class IB shares and Class K shares. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IA, Class IB and Class K shares of the Trust. The classes of shares are offered and redeemed at their net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plans, the Class IA and Class IB shares of the Trust are charged an annual fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time, the fees for Class IA and IB shares will increase your cost of investing and may cost you more than other types of charges.

The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class IA and Class IB shares is 0.25% of the average daily net assets of the Portfolio attributable to Class IA and Class IB shares.

AXA Distributors may receive payments from certain Sub-Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. AXA Distributors also may receive marketing support from the Sub-Advisers in connection with the distribution of the Contracts.

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5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities (e.g., the AXA International Managed Volatility Portfolio), in securities of small- and mid-capitalization companies (e.g., the AXA 400 Managed Volatility Portfolio and the AXA 2000 Managed Volatility Portfolio), or in high-yield securities, tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such

EQ Advisors Trust	Buying and selling shares	65

Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently restricts the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently applies such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

66	Buying and selling shares	EQ Advisors Trust

6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•	Swaps — utilize prices provided by approved services.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occuring after the close of the relevant market or exchange materially affect their value are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

EQ Advisors Trust	How portfolio shares are priced	67

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

Each Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify (in the case of a Portfolio that has not completed a taxable year) or continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that any Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to achieve (in the case of a Portfolio that has not completed a taxable year) or maintain its RIC status (and to satisfy certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether those accounts meet the investment diversification rules for those accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and each Portfolio’s administrator of the Trust, therefore carefully monitors compliance with all of the RIC rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

68	Dividends and other distributions and tax consequences	EQ Advisors Trust

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

EQ Advisors Trust	Glossary of Terms	69

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA, Class IB and Class K shares, as applicable. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations. The financial information below for the Class IA, Class IB and Class K shares of each Portfolio, as applicable, has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2014 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Portfolios’ SAI and available upon request.

AXA 500 Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of year	$17.85	$14.65	$13.00	$13.76	$12.51	$17.73	$14.56	$12.92	$13.69	$12.43

Income (loss) from investment operations:
Net investment income (loss)(e)	0.13	0.05	0.10	0.12	0.11	0.13	0.10	0.10	0.09	0.09
Net realized and unrealized gain (loss) on investments and futures	2.11	4.46	1.82	(0.61)	1.51	2.09	4.38	1.81	(0.62)	1.51

Total from investment operations	2.24	4.51	1.92	(0.49)	1.62	2.22	4.48	1.91	(0.53)	1.60

Less distributions:
Dividends from net investment income	(0.11)	(0.08)	(0.08)	(0.09)	(0.07)	(0.11)	(0.08)	(0.08)	(0.06)	(0.04)
Distributions from net realized gains	(0.66)	(1.23)	(0.19)	(0.18)	(0.30)	(0.66)	(1.23)	(0.19)	(0.18)	(0.30)

Total dividends and distributions	(0.77)	(1.31)	(0.27)	(0.27)	(0.37)	(0.77)	(1.31)	(0.27)	(0.24)	(0.34)

Net asset value, end of year	$19.32	$17.85	$14.65	$13.00	$13.76	$19.18	$17.73	$14.56	$12.92	$13.69

Total return	12.57%	31.01%	14.81%	(3.43)%	13.09%	12.53%	31.00%	14.82%	(3.77)%	12.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2	$2	$157	$137	$984,788	$204,231	$195,146	$160,258	$110,368	$53,305
Ratio of expenses to average net assets:
After waivers and reimbursements	0.85%	0.87%	0.88%	0.61%	0.63%	0.86%	0.87%	0.88%	0.86%	0.88	%(c)
Before waivers and reimbursements	0.85%	0.87%	0.88%	0.62%	0.64%	0.86%	0.87%	0.88%	0.87%	0.89	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.70%	0.31%	0.71%	0.82%	0.88%	0.70%	0.58%	0.71%	0.65%	0.69%
Before waivers and reimbursements	0.70%	0.31%	0.71%	0.80%	0.87%	0.70%	0.58%	0.71%	0.64%	0.67%
Portfolio turnover rate^	3%	4%	3%	2%	1%	3%	4%	3%	2%	1%

70	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA 500 Managed Volatility Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$17.84	$14.65	$13.00	$12.54

Income (loss) from investment operations:
Net investment income (loss)(e)	0.18	0.14	0.14	0.05
Net realized and unrealized gain (loss) on investments and futures	2.11	4.40	1.82	0.50

Total from investment operations	2.29	4.54	1.96	0.55

Less distributions:
Dividends from net investment income	(0.16)	(0.12)	(0.12)	(0.09)
Distributions from net realized gains	(0.66)	(1.23)	(0.19)	—

Total dividends and distributions	(0.82)	(1.35)	(0.31)	(0.09)

Net asset value, end of period	$19.31	$17.84	$14.65	$13.00

Total return(b)	12.86%	31.26%	15.10%	4.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,999,861	$4,383,098	$2,533,172	$1,674,676
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.60%	0.62%	0.63%	0.62%
Before waivers and reimbursements(a)	0.60%	0.62%	0.63%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.95%	0.84%	0.96%	1.01%
Before waivers and reimbursements(a)	0.95%	0.84%	0.96%	1.01%
Portfolio turnover rate^	3%	4%	3%	2%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	71

Financial Highlights (cont’d)

ATM Large Cap Managed Volatility Portfolio

	Class IA					Class K
	Year Ended December 31,					Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012	2011	2010	2014	2013	2012
Net asset value, beginning of year	$13.10	$11.32	$10.26	$11.27	$10.64	$13.10	$11.32	$10.26	$10.01

Income (loss) from investment operations:
Net investment income (loss)(e)	0.06	0.03	0.05	0.06	0.06	0.10	0.09	0.08	0.02
Net realized and unrealized gain (loss) on investments and futures	1.57	3.43	1.46	(0.64)	1.24	1.57	3.41	1.46	0.29

Total from investment operations	1.63	3.46	1.51	(0.58)	1.30	1.67	3.50	1.54	0.31

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.05)	(0.06)	(0.06)	(0.11)	(0.10)	(0.08)	(0.06)
Distributions from net realized gains	(1.37)	(1.62)	(0.40)	(0.37)	(0.61)	(1.37)	(1.62)	(0.40)	—

Total dividends and distributions	(1.44)	(1.68)	(0.45)	(0.43)	(0.67)	(1.48)	(1.72)	(0.48)	(0.06)

Net asset value, end of year	$13.29	$13.10	$11.32	$10.26	$11.27	$13.29	$13.10	$11.32	$10.26

Total return(b)	12.53%	30.95%	14.78%	(5.02)%	12.79%	12.82%	31.27%	15.07%	3.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2	$2	$131	$114	$4,791,412	$4,368,684	$4,622,795	$4,256,062	$4,395,522
Ratio of expenses to average net assets:
After reimbursements(a)	0.88%	0.86%	0.87%	0.59%	0.59%	0.61%	0.61%	0.62%	0.61%
Before reimbursements(a)	0.88%	0.86%	0.87%	0.62%	0.62%	0.61%	0.61%	0.62%	0.61%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	0.47%	0.27%	0.44%	0.50%	0.56%	0.75%	0.68%	0.68%	0.65%
Before reimbursements(a)	0.47%	0.27%	0.44%	0.47%	0.53%	0.75%	0.68%	0.68%	0.65%
Portfolio turnover rate^	3%	4%	4%	7%	6%	3%	4%	4%	7%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

72	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA 400 Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011		2010
Net asset value, beginning of year	$20.06	$15.93	$13.81	$15.42	$12.87	$19.93	$15.83	$13.72	$15.33		$12.79

Income (loss) from investment operations:
Net investment income (loss)(e)	0.06	(0.07)†	0.02	0.04	0.05	0.06	0.04	0.02	—	#	0.03
Net realized and unrealized gain (loss) on investments and futures	1.70	5.08	2.25	(1.27)	2.98	1.69	4.94	2.24	(1.26)		2.96

Total from investment operations	1.76	5.01	2.27	(1.23)	3.03	1.75	4.98	2.26	(1.26)		2.99

Less distributions:
Dividends from net investment income	(0.06)	(0.03)	(0.02)	(0.04)	(0.03)	(0.06)	(0.03)	(0.02)	(0.01)		—
Distributions from net realized gains	(1.01)	(0.85)	(0.13)	(0.34)	(0.45)	(1.01)	(0.85)	(0.13)	(0.34)		(0.45)

Total dividends and distributions	(1.07)	(0.88)	(0.15)	(0.38)	(0.48)	(1.07)	(0.88)	(0.15)	(0.35)		(0.45)

Net asset value, end of year	$20.75	$20.06	$15.93	$13.81	$15.42	$20.61	$19.93	$15.83	$13.72		$15.33

Total return	8.81%	31.63%	16.44%	(7.92)%	23.88%	8.82%	31.64%	16.48%	(8.19)%		23.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2	$2	$171	$147	$74,459	$439,683	$462,533	$68,756	$50,221		$24,326
Ratio of expenses to average net assets:
After waivers and reimbursements	0.87%	0.95%	0.95%	0.68%	0.68%	0.88%	0.92%	0.95%	0.93%		0.93%
Before waivers and reimbursements	0.87%	0.95%	0.95%	0.72%	0.90%	0.88%	0.92%	0.95%	0.97	%(c)	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.30%	(0.40)%	0.14%	0.24%	0.38%	0.29%	0.22%	0.14%	0.01%		0.19%
Before waivers and reimbursements	0.30%	(0.40)%	0.13%	0.21%	0.16%	0.29%	0.22%	0.14%	(0.03)%		0.06%
Portfolio turnover rate^	13%	12%	8%	15%	13%	13%	12%	8%	15%		13%

EQ Advisors Trust	Financial Highlights	73

Financial Highlights (cont’d)

AXA 400 Managed Volatility Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$20.07	$15.93	$13.81	$13.43

Income (loss) from investment operations:
Net investment income (loss)(e)	0.12	0.07	0.06	0.01
Net realized and unrealized gain (loss) on investments and futures	1.70	5.00	2.25	0.41

Total from investment operations	1.82	5.07	2.31	0.42

Less distributions:
Dividends from net investment income	(0.12)	(0.08)	(0.06)	(0.04)
Distributions from net realized gains	(1.01)	(0.85)	(0.13)	—

Total dividends and distributions	(1.13)	(0.93)	(0.19)	(0.04)

Net asset value, end of period	$20.76	$20.07	$15.93	$13.81

Total return(b)	9.08%	32.01%	16.74%	3.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$210,300	$158,656	$117,270	$106,694
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.63%	0.68%	0.70%	0.67%
Before waivers and reimbursements(a)	0.63%	0.68%	0.70%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.56%	0.37%	0.39%	0.28%
Before waivers and reimbursements(a)	0.56%	0.37%	0.39%	0.25%
Portfolio turnover rate^	13%	12%	8%	15%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

74	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

ATM Mid Cap Managed Volatility Portfolio

	Class IA					Class K
	Year Ended December 31,					Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012	2011	2010	2014	2013	2012
Net asset value, beginning of year	$9.95	$9.75	$9.37	$11.57	$10.67	$9.94	$9.75	$9.37	$9.24

Income (loss) from investment operations:
Net investment income (loss)(e)	— #	(0.05)†	(0.01)†	0.01	0.02	0.02	0.02	0.02	— #
Net realized and unrealized gain (loss) on investments and futures	0.84	3.11	1.53	(1.13)	2.29	0.85	3.06	1.53	0.15

Total from investment operations	0.84	3.06	1.52	(1.12)	2.31	0.87	3.08	1.55	0.15

Less distributions:
Dividends from net investment income	— #	— #	— #	(0.02)	(0.02)	(0.03)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	(2.05)	(2.86)	(1.14)	(1.06)	(1.39)	(2.05)	(2.86)	(1.14)	—

Total dividends and distributions	(2.05)	(2.86)	(1.14)	(1.08)	(1.41)	(2.08)	(2.89)	(1.17)	(0.02)

Net asset value, end of year	$8.74	$9.95	$9.75	$9.37	$11.57	$8.73	$9.94	$9.75	$9.37

Total return(b)	8.66%	32.29%	16.23%	(9.60)%	22.46%	8.93%	32.51%	16.53%	1.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2	$2	$138	$118	$841,905	$249,728	$343,710	$455,423	$537,190
Ratio of expenses to average net assets:
After reimbursements(a)	0.88%	0.90%	0.90%	0.60%	0.63%	0.66%	0.65%	0.65%	0.63%
Before reimbursements(a)	0.88%	0.90%	0.90%	0.63%	0.66%	0.66%	0.65%	0.65%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	— %≠≠	(0.44)%	(0.08)%	0.11%	0.20%	0.24%	0.20%	0.16%	0.10%
Before reimbursements(a)	— %≠≠	(0.44)%	(0.08)%	0.08%	0.17%	0.24%	0.20%	0.16%	0.10%
Portfolio turnover rate^	13%	11%	10%	14%	18%	13%	11%	10%	14%

^	Portfolio turnover rate excludes derivatives, if any.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
*	Commencement of Operations.
#	Per share amount is less than $0.005.
≠≠	Amount is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	75

Financial Highlights (cont’d)

AXA 2000 Managed Volatility Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011		2010
Net asset value, beginning of year	$19.13	$15.18	$13.35	$15.29	$12.74	$19.02	$15.11	$13.28	$15.23		$12.68

Income (loss) from investment operations:
Net investment income (loss)(e)	0.01	(0.08)†	0.04	0.03	0.07	0.02	0.02	0.04	—	#	0.06
Net realized and unrealized gain (loss) on investments and futures	0.75	5.70	2.02	(1.61)	3.00	0.73	5.56	2.02	(1.63)		2.97

Total from investment operations	0.76	5.62	2.06	(1.58)	3.07	0.75	5.58	2.06	(1.63)		3.03

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.03)	(0.04)	(0.04)	(0.02)	(0.01)	(0.03)	—	#	—	#
Distributions from net realized gains	(0.94)	(1.66)	(0.20)	(0.32)	(0.48)	(0.94)	(1.66)	(0.20)	(0.32)		(0.48)

Total dividends and distributions	(0.96)	(1.67)	(0.23)	(0.36)	(0.52)	(0.96)	(1.67)	(0.23)	(0.32)		(0.48)

Net asset value, end of year	$18.93	$19.13	$15.18	$13.35	$15.29	$18.81	$19.02	$15.11	$13.28		$15.23

Total return	4.06%	37.49%	15.42%	(10.26)%	24.28%	4.03%	37.40%	15.50%	(10.58)%		24.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2	$2	$164	$142	$305,664	$691,603	$771,870	$73,210	$51,953		$25,972
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.88%	0.88%	0.89%	0.68%	0.68%	0.87%	0.88%	0.89%	0.93%		0.93%
Before waivers and reimbursements(f)	0.88%	0.88%	0.89%	0.70%	0.74%	0.87%	0.88%	0.89%	0.95	%(c)	0.99	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	0.08%	(0.49)%	0.27%	0.16%	0.48%	0.08%	0.13%	0.28%	0.01%		0.41%
Before waivers and reimbursements(f)	0.08%	(0.49)%	0.27%	0.14%	0.43%	0.08%	0.13%	0.28%	—	%‡‡	0.39%
Portfolio turnover rate^	19%	19%	19%	17%	18%	19%	19%	19%	17%		18%

76	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA 2000 Managed Volatility Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$19.12	$15.18	$13.35	$12.84

Income (loss) from investment operations:
Net investment income (loss)(e)	0.07	0.05	0.08	0.02
Net realized and unrealized gain (loss) on investments and futures	0.73	5.61	2.01	0.53

Total from investment operations	0.80	5.66	2.09	0.55

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	(0.06)	(0.04)
Distributions from net realized gains	(0.94)	(1.66)	(0.20)	—

Total dividends and distributions	(1.00)	(1.72)	(0.26)	(0.04)

Net asset value, end of period	$18.92	$19.12	$15.18	$13.35

Total return(b)	4.31%	37.77%	15.71%	4.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,854,582	$1,421,843	$840,249	$464,323
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.62%	0.63%	0.64%	0.67%
Before waivers and reimbursements(a)(f)	0.62%	0.63%	0.64%	0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)	0.35%	0.29%	0.56%	0.42%
Before waivers and reimbursements(a)(f)	0.35%	0.29%	0.56%	0.42%
Portfolio turnover rate^	19%	19%	19%	17%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).

EQ Advisors Trust	Financial Highlights	77

Financial Highlights (cont’d)

ATM Small Cap Managed Volatility Portfolio

	Class IA					Class K
	Year Ended December 31,					Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012	2011	2010	2014	2013	2012
Net asset value, beginning of year	$13.10	$11.47	$9.95	$12.05	$10.52	$13.10	$11.47	$9.95	$9.73

Income (loss) from investment operations:
Net investment income (loss)(e)	(0.02)	(0.06)†	0.01	0.01	0.03	0.02	0.02	0.04	0.01
Net realized and unrealized gain (loss) on investments and futures	0.52	4.31	1.53	(1.47)	2.41	0.53	4.26	1.53	0.22

Total from investment operations	0.50	4.25	1.54	(1.46)	2.44	0.55	4.28	1.57	0.23

Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.01)	(0.02)	(0.03)	(0.03)	(0.04)	(0.01)
Distributions from net realized gains	(1.20)	(2.62)	(0.01)	(0.63)	(0.89)	(1.20)	(2.62)	(0.01)	—

Total dividends and distributions	(1.20)	(2.62)	(0.02)	(0.64)	(0.91)	(1.23)	(2.65)	(0.05)	(0.01)

Net asset value, end of year	$12.40	$13.10	$11.47	$9.95	$12.05	$12.42	$13.10	$11.47	$9.95

Total return(b)	4.01%	37.87%	15.52%	(11.99)%	23.97%	4.40%	38.16%	15.82%	2.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2	$2	$133	$115	$1,249,913	$1,083,788	$1,268,161	$1,100,528	$1,066,740
Ratio of expenses to average net assets:
After reimbursements(a)(f)	0.91%	0.89%	0.90%	0.60%	0.62%	0.63%	0.64%	0.65%	0.62%
Before reimbursements(a)(f)	0.91%	0.89%	0.90%	0.63%	0.65%	0.63%	0.64%	0.65%	0.62%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)(f)	(0.15)%	(0.49)%	0.08%	0.05%	0.24%	0.14%	0.12%	0.33%	0.20%
Before reimbursements(a)(f)	(0.15)%	(0.49)%	0.08%	0.02%	0.21%	0.14%	0.12%	0.33%	0.21%
Portfolio turnover rate ^	15%	13%	17%	24%	23%	15%	13%	17%	24%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).

78	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA International Managed Volatility Portfolio

	Class IB							Class K
	Year Ended December 31,							Year Ended December 31,				August 26, 2011* to December 31, 2011
	2014	2013		2012	2011	2010		2014	2013		2012
Net asset value, beginning of year	$13.46	$12.08		$10.42	$12.72	$12.29		$13.49	$12.08		$10.42	$11.23

Income (loss) from investment operations:
Net investment income (loss)(e)	0.17	0.11	##	0.14	0.15	0.30		0.20	0.14	##	0.16	(0.03)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.02)	2.40		1.59	(2.20)	0.27		(1.02)	2.40		1.60	(0.60)

Total from investment operations	(0.85)	2.51		1.73	(2.05)	0.57		(0.82)	2.54		1.76	(0.63)

Less distributions:
Dividends from net investment income	(0.11)	—		(0.07)	(0.16)	(0.07)		(0.14)	—		(0.10)	(0.18)
Distributions from net realized gains	(0.23)	(1.13)		—	(0.09)	(0.07)		(0.23)	(1.13)		—	—

Total dividends and distributions	(0.34)	(1.13)		(0.07)	(0.25)	(0.14)		(0.37)	(1.13)		(0.10)	(0.18)

Net asset value, end of year	$12.27	$13.46		$12.08	$10.42	$12.72		$12.30	$13.49		$12.08	$10.42

Total return(b)	(6.43)%	21.16%		16.60%	(16.11)%	4.75%		(6.17)%	21.41%		16.90%	(5.57)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$128,806	$133,667		$118,078	$83,866	$43,893		$1,376,510	$1,096,284		$679,292	$397,699
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.88%	0.91%		0.94%	0.95%	0.94%		0.63%	0.66%		0.69%	0.70%
Before waivers and reimbursements(a)	0.88%	0.91%		0.94%	0.95%	1.01	%(c)	0.63%	0.66%		0.69%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	1.28%	0.82	%(aa)	1.27%	1.29%	2.54%		1.48%	1.03	%(bb)	1.47%	(0.82)%
Before waivers and reimbursements(a)	1.28%	0.82	%(aa)	1.27%	1.28%	2.50%		1.48%	1.03	%(bb)	1.47%	(0.83)%
Portfolio turnover rate^	3%	1%		3%	2%	3%		3%	1%		3%	2%

*	Commencement of Operations.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.09 and $0.12 for Class IB and K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.65% for income after waivers and reimbursements and 0.65% before waivers and reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.86% for income after waivers and reimbursements and 0.86% before waivers and reimbursements.

EQ Advisors Trust	Financial Highlights	79

Financial Highlights (cont’d)

ATM International Managed Volatility Portfolio

	Class K
	Year Ended December 31,			August 26, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$10.71	$9.54	$8.28	$9.31

Income (loss) from investment operations:
Net investment income (loss)(e)	0.19	0.12	0.12	(0.06)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.85)	1.90	1.26	(0.57)

Total from investment operations	(0.66)	2.02	1.38	(0.63)

Less distributions:
Dividends from net investment income	(0.14)	(0.30)	(0.12)	(0.40)
Distributions from net realized gains	(0.31)	(0.55)	—	—

Total dividends and distributions	(0.45)	(0.85)	(0.12)	(0.40)

Net asset value, end of period	$9.60	$10.71	$9.54	$8.28

Total return(b)	(6.26)%	21.46%	16.66%	(6.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,998,964	$2,340,542	$2,358,480	$2,148,746
Ratio of expenses to average net assets:
After reimbursements(a)	0.64%	0.65%	0.64%	0.63%
Before reimbursements(a)	0.64%	0.65%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	1.78%	1.15%	1.35%	(1.93)%
Before reimbursements(a)	1.78%	1.15%	1.35%	(1.93)%
Portfolio turnover rate^	5%	3%	5%	6%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

80	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that have significantly affected the Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2015 EQ Advisors Trust

EQ ADVISORS TRUSTSM

Class IA, Class IB and Class K Shares

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2015

All Asset Aggressive – Alt 25 Portfolio+

All Asset Aggressive – Alt 50 Portfolio+

All Asset Aggressive – Alt 75 Portfolio+

All Asset Growth – Alt 20 Portfolio

All Asset Moderate Growth – Alt 15 Portfolio+

ATM International Managed Volatility Portfolio+

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

AXA 400 Managed Volatility Portfolio

AXA 500 Managed Volatility Portfolio

AXA 2000 Managed Volatility Portfolio

AXA Aggressive Strategy Portfolio+

AXA Balanced Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Conservative Strategy Portfolio

AXA Global Equity Managed Volatility Portfolio

AXA Growth Strategy Portfolio

AXA International Core Managed Volatility Portfolio

AXA International Managed Volatility Portfolio+

AXA International Value Managed Volatility Portfolio

AXA Large Cap Core Managed Volatility Portfolio

AXA Large Cap Growth Managed Volatility Portfolio

AXA Large Cap Value Managed Volatility Portfolio

AXA Mid Cap Value Managed Volatility Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Natural Resources Portfolio+

AXA SmartBeta Equity Portfolio+

AXA Ultra Conservative Strategy Portfolio

AXA/AB Dynamic Moderate Growth Portfolio

AXA/AB Short Duration Government Bond Portfolio

AXA/AB Small Cap Growth Portfolio

AXA/Franklin Balanced Managed Volatility Portfolio

AXA/Franklin Small Cap Value Managed Volatility Portfolio

AXA/Franklin Templeton Allocation Managed Volatility Portfolio

AXA/Horizon Small Cap Value Portfolio+

AXA/Loomis Sayles Growth Portfolio

AXA/Lord Abbett Micro Cap Portfolio+

AXA/Morgan Stanley Small Cap Growth Portfolio+

AXA/Mutual Large Cap Equity Managed Volatility Portfolio

AXA/Pacific Global Small Cap Value Portfolio+

AXA/Templeton Global Equity Managed Volatility Portfolio

EQ/BlackRock Basic Value Equity Portfolio

EQ/Boston Advisors Equity Income Portfolio

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Common Stock Index Portfolio

EQ/Convertible Securities Portfolio+

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio+

EQ/Energy ETF Portfolio+

EQ/Equity 500 Index Portfolio

EQ/GAMCO Mergers and Acquisitions Portfolio

EQ/GAMCO Small Company Value Portfolio

EQ/Global Bond PLUS Portfolio

EQ/High Yield Bond Portfolio+

EQ/Intermediate Government Bond Portfolio

EQ/International Equity Index Portfolio

EQ/International ETF Portfolio++

EQ/Invesco Comstock Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Low Volatility Global ETF Portfolio+

EQ/MFS International Growth Portfolio

EQ/Mid Cap Index Portfolio

EQ/Money Market Portfolio

EQ/Morgan Stanley Mid Cap Growth Portfolio

EQ/Oppenheimer Global Portfolio

EQ/PIMCO Global Real Return Portfolio+

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Real Estate PLUS Portfolio+

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/UBS Growth and Income Portfolio

EQ/Wells Fargo Omega Growth Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Technology Portfolio

+	The Trust offers only Class IB and Class K shares of this Portfolio
++	The Trust offers only Class IA and K shares of this Portfolio.

MASTER

(791830)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses for the EQ Advisors Trust (“Trust”) dated May 1, 2015, as may be supplemented from time to time, which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll-free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.

The Trust’s audited financial statements for the year ended December 31, 2014, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders (available without charge, upon request by calling toll-free 1-877-222-2144), filed electronically with the Securities and Exchange Commission (“SEC”) on March 2, 2015 (File No. 811-07953), are incorporated by reference and made a part of this document.

DESCRIPTION OF THE TRUST

EQ Advisors Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 31, 1996 under the name “787 Trust.” The Trust changed its name to “EQ Advisors Trust” effective November 25, 1996. (See “Other Information.”)

AXA Equitable Funds Management Group, LLC (the “Manager” or “FMG LLC”), currently serves as the investment manager for the Trust.

The Trust currently offers three classes of shares, Class IA, Class IB and Class K, on behalf of sixty-one (61) portfolios. The Trust also offers Class IB and Class K shares on behalf of twenty-four (24) portfolios and Class IA and Class K on behalf of one Portfolio. This SAI contains information with respect to shares of the eighty-two (82) portfolios of the Trust listed below (“Portfolios”). Each of the Portfolios is diversified except for the EQ/Real Estate PLUS Portfolio, EQ/PIMCO Global Real Return Portfolio and AXA Natural Resources Portfolio, each of which is non-diversified. The Trust’s Board of Trustees (“Board”) is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the assets of such portfolio. The assets of each portfolio of the Trust are charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its portfolios or classes.

AXA/AB Small Cap Growth Portfolio (formerly, EQ/AllianceBernstein Small Cap Growth Portfolio)
EQ/Equity 500 Index Portfolio
EQ/International Equity Index Portfolio

All Asset Growth – Alt 20 Portfolio
AXA/Loomis Sayles Growth Portfolio (formerly, EQ/Montag & Caldwell Growth Portfolio)
EQ/Boston Advisors Equity Income Portfolio
EQ/GAMCO Mergers and Acquisitions Portfolio
EQ/GAMCO Small Company Value Portfolio
EQ/MFS International Growth Portfolio
EQ/PIMCO Ultra Short Bond Portfolio
EQ/T. Rowe Price Growth Stock Portfolio
EQ/UBS Growth and Income Portfolio
(collectively, “Enterprise and MONY Portfolios”)

AXA Global Equity Managed Volatility (formerly, EQ/Global Multi-Sector Equity Portfolio)
AXA Natural Resources Portfolio (formerly, EQ/Natural Resources Portfolio)
AXA SmartBeta Equity Portfolio
AXA/AB Dynamic Moderate Growth Portfolio (formerly, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio)
AXA/AB Short Duration Government Bond Portfolio (formerly, EQ/AllianceBernstein Short Duration Government Bond Portfolio)
AXA/Franklin Balanced Managed Volatility Portfolio (formerly, EQ/Franklin Core Balanced Portfolio)
AXA/Franklin Small Cap Value Managed Volatility Portfolio (formerly, EQ/AXA Franklin Small Cap Value Core Portfolio)
AXA/Franklin Templeton Allocation Managed Volatility Portfolio (formerly, EQ/Franklin Templeton Allocation Portfolio)
AXA/Horizon Small Cap Value Portfolio
AXA/Lord Abbett Micro Cap Portfolio
AXA/Morgan Stanley Small Cap Growth Portfolio
AXA/Pacific Global Small Cap Value Portfolio
EQ/BlackRock Basic Value Equity Portfolio
EQ/Calvert Socially Responsible Portfolio
EQ/Capital Guardian Research Portfolio
EQ/Common Stock Index Portfolio

EQ/Convertible Securities Portfolio
EQ/Core Bond Index Portfolio
EQ/Energy ETF Portfolio
EQ/High Yield Bond Portfolio
EQ/Intermediate Government Bond Portfolio
AXA/Mutual Large Cap Equity Managed Volatility Portfolio (formerly, EQ/Mutual Large Cap Equity Portfolio)
AXA/Templeton Global Equity Managed Volatility Portfolio (formerly, EQ/Templeton Global Equity Portfolio)
EQ/International ETF Portfolio
EQ/Invesco Comstock Portfolio
EQ/JPMorgan Value Opportunities Portfolio
EQ/Large Cap Growth Index Portfolio
EQ/Large Cap Value Index Portfolio
EQ/Low Volatility Global ETF Portfolio
EQ/Mid Cap Index Portfolio
EQ/Money Market Portfolio
EQ/Morgan Stanley Mid Cap Growth Portfolio
EQ/Oppenheimer Global Portfolio
EQ/PIMCO Global Real Return Portfolio
EQ/Small Company Index Portfolio
EQ/Wells Fargo Omega Growth Portfolio

AXA International Core Managed Volatility Portfolio (formerly, EQ/International Core PLUS Portfolio)
AXA International Value Managed Volatility Portfolio (formerly, EQ/International Value PLUS Portfolio)
AXA Large Cap Core Managed Volatility Portfolio (formerly, EQ/Large Cap Core PLUS Portfolio)
AXA Large Cap Growth Managed Volatility Portfolio (formerly, EQ/Large Cap Growth PLUS Portfolio) AXA Large Cap Value Managed Volatility Portfolio (formerly, EQ/Large Cap Value PLUS Portfolio)
AXA Mid Cap Value Managed Volatility Portfolio (formerly, EQ/Mid Cap Value PLUS Portfolio)
EQ/Emerging Markets Equity PLUS Portfolio
EQ/Global Bond PLUS Portfolio
EQ/Quality Bond PLUS Portfolio
EQ/Real Estate PLUS Portfolio (collectively, the “Hybrid” Portfolios)

AXA Aggressive Strategy Portfolio
AXA Balanced Strategy Portfolio
AXA Conservative Growth Strategy Portfolio
AXA Conservative Strategy Portfolio
AXA Growth Strategy Portfolio
AXA Moderate Growth Strategy Portfolio
AXA Ultra Conservative Strategy Portfolio
(collectively, the “Strategic Allocation Portfolios”)

All Asset Moderate Growth – Alt 15 Portfolio
All Asset Aggressive – Alt 25 Portfolio
All Asset Aggressive – Alt 50 Portfolio
All Asset Aggressive – Alt 75 Portfolio
(together with the All Asset Growth – Alt 20 Portfolio, the “All Asset Allocation Portfolios”).

ATM International Managed Volatility Portfolio (formerly, ATM International Portfolio)
ATM Large Cap Managed Volatility Portfolio (formerly, ATM Large Cap Portfolio)
ATM Mid Cap Managed Volatility Portfolio (formerly, ATM Mid Cap Portfolio)
ATM Small Cap Managed Volatility Portfolio (formerly, ATM Small Cap Portfolio)
AXA 400 Managed Volatility Portfolio, (formerly, AXA Tactical Manager 400 Portfolio)
AXA 500 Managed Volatility Portfolio (formerly, AXA Tactical Manager 500 Portfolio)

AXA 2000 Managed Volatility Portfolio (formerly, AXA Tactical Manager 2000 Portfolio)
AXA International Managed Volatility Portfolio (formerly, AXA Tactical Manager International)
(collectively, the “AXA Managed Volatility Portfolios”)

Multimanager Aggressive Equity Portfolio
Mutimanager Core Bond Portfolio
Multimanager Mid Cap Growth Portfolio
Mutimanager Mid Cap Value Portfolio
Multimanager Technology Portfolio
(collectively, the “Multimanager Portfolios”)

Class K shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IA and Class IB shares are offered at net asset value and are subject to fees imposed under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Distribution Plans”). Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class bears its “Class Expenses”; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Board under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor for the Class IA and Class IB shares pursuant to the Rule 12b-1 Distribution Plans.

The Trust’s shares may be sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued by AXA Equitable or other affiliated or unaffiliated insurance companies and, to the extent permitted by applicable law, to tax-qualified retirement plans, other series of the Trust and series of AXA Premier VIP Trust, a separate registered investment company managed by the Manager that currently sells its shares to such accounts and plans. Shares of each Portfolio also may be sold to any other person who may hold such shares and not preclude the separate account that invests in the Portfolio from using a certain “look-through” rule set forth in the Internal Revenue Code of 1986, as amended (“Code”), and the regulations thereunder (described in the section of this SAI entitled “Taxation”). Class K shares of the Trust are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or the 401(k) plan sponsored by AXA Equitable (the “Equitable Plan”) or other tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or of Equitable Plan or other tax-qualified retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other tax-qualified retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Board will monitor the Portfolios for the existence of any material irreconcilable conflicts between or among such separate accounts, the Equitable Plan and other tax-qualified retirement plans and will take whatever remedial action may be necessary.

TRUST INVESTMENT POLICIES

Fundamental Restrictions

Each Portfolio has also adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of each Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio.

Set forth below are each of the fundamental restrictions adopted by each of the Portfolios (other than the Enterprise and MONY Portfolios, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, AXA/AB Short Duration Government Bond Portfolio, and the Strategic Allocation Portfolios). Certain non-fundamental operating policies are also described in this section because of their relevance to the fundamental restrictions adopted by the Portfolios.

Each Portfolio (other than the Enterprise and MONY Portfolios, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, AXA/AB Short Duration Government Bond Portfolio, the Strategic Allocation Portfolios, and the Multimanager Portfolios) may not as a matter of fundamental policy:

(1)	Borrow money, except that:

a.

each Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes (except the AXA Large Cap Value Managed Volatility Portfolio, EQ/PIMCO Global Real Return Portfolio and EQ/Real Estate PLUS Portfolio which may also borrow for leveraging purposes) and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s respective investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1 /3% of the value of the Portfolio’s respective total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law (except that the EQ/BlackRock Basic Value Equity Portfolio may purchase securities on margin to the extent permitted by applicable law). Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Portfolio may borrow from banks or other persons to the extent permitted by applicable law;

b.	as a matter of non-fundamental operating policy, no Portfolio will purchase additional securities when money borrowed exceeds 5% of its total assets;

c.	the EQ/JPMorgan Value Opportunities Portfolio and AXA International Value Managed Volatility Portfolio each, as a matter of non-fundamental operating policy, may borrow only from banks (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes, provided that the combination of (i) and (ii), as applicable, shall not exceed 10% of the applicable Portfolio’s net assets (taken at lower of cost or current value), not including the amount borrowed, at the time the borrowing is made. Each Portfolio will repay borrowings made for the purposes specified above before any additional investments are purchased;

d.	the EQ/BlackRock Basic Value Equity Portfolio, as a matter of non-fundamental operating policy, may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes;

e.	the EQ/Wells Fargo Omega Growth Portfolio and EQ/Global Bond PLUS Portfolio, as a matter of non-fundamental operating policy, each may, in addition to the amount specified above, borrow up to an additional 5% of its total assets from banks or other lenders;

f.	the AXA/Franklin Balanced Managed Volatility Portfolio and EQ/Capital Guardian Research Portfolio, as a matter of non-fundamental operating policy, may only borrow for temporary or emergency purposes, provided such amount does not exceed 5% of the Portfolio’s total assets at the time the borrowing is made;

g.	the AXA/AB Small Cap Growth Portfolio, EQ/Equity 500 Index Portfolio and the EQ/International Equity Index Portfolio, as a matter of non-fundamental operating policy, may borrow money only from banks: (i) for temporary purposes; (ii) to pledge assets to banks in order to transfer funds for various purposes as required without interfering with the orderly liquidation of securities in a Portfolio (but not for leveraging purposes); (iii) to make margin payments or pledges in connection with options, futures contracts, options on futures contracts, forward contracts or options on foreign currencies; and

h.	as a matter of non-fundamental operating policy, short sales and related borrowings are not considered to be subject to this restriction.

(2)	Purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments, except that the EQ/Emerging Markets Equity Portfolio, EQ/Energy ETF Portfolio, EQ/High Yield Bond Portfolio, AXA Natural Resources Portfolio, EQ/Real Estate PLUS Portfolio and EQ/PIMCO Global Real Return Portfolio may transact in securities and other instruments that provide exposure to physical commodities. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities. As a matter of non-fundamental operating policy, the All Asset Allocation Portfolios may, consistent with this fundamental investment restriction, transact in securities of exchange-traded funds or similar instruments that provide exposure to physical commodities;

(3)	Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that:

a.	the AXA Natural Resources Portfolio, under normal circumstances, will invest 25% or more of its total assets in the natural resources group of industries;

b.	the EQ/Real Estate PLUS Portfolio, under normal circumstances, will invest 25% or more of its total assets in the real estate group of companies;

c.	the EQ/High Yield Bond Portfolio, under normal circumstances, will invest 25% or more of its total assets in bank loans; and

d.	the EQ/Energy ETF Portfolio, under normal circumstances, will invest 25% or more of its total assets in companies engaged in activities in the energy group of industries.

This restriction does not apply to investments by the EQ/Money Market Portfolio in certificates of deposit or securities issued and guaranteed by domestic banks. In addition, the United States, state or local governments, or related agencies or instrumentalities are not considered an industry. As a matter of operating policy, this restriction shall not apply to investments in securities of other investment companies. The Portfolios may invest in the securities of other investment companies that may concentrate their assets in one or more industries. The Portfolios may consider the concentration of such investment companies in determining compliance with this fundamental restriction. Industries are determined by reference to the classifications of industries set forth in each Portfolio’s semi-annual and annual reports;

With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(4)	Make loans, except that:

a.	This restriction shall not apply to the EQ/Intermediate Government Bond Portfolio, which may make secured loans, including lending cash or portfolio securities with limitation;

b.

each other Portfolio may: (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets (50% in the case of each of the AXA/AB Small Cap Growth Portfolio, EQ/Equity 500 Index Portfolio, EQ/International Equity Index Portfolio, and the EQ/Money Market Portfolio); (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt securities. For purposes of this restriction, each Portfolio will treat purchases of loan participations and other direct indebtedness, including investments in syndicated loans and mortgages, as not subject to this limitation;

(5)	Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies;

a.	As a matter of operating policy, each Portfolio will not consider repurchase agreements to be subject to the above stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities; and

b.	the EQ/Money Market Portfolio, as a matter of non-fundamental operating policy, will not invest more than 5% of its total assets in securities of any one issuer, other than U.S. Government securities, except that it may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 of the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the EQ/Money Market Portfolio will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer and (ii) 5% of its total assets, at the time a Second Tier Security is acquired, in Second Tier Securities;

This restriction does not apply to the AXA Natural Resources Portfolio, EQ/Real Estate PLUS Portfolio and EQ/PIMCO Global Real Return Portfolio, each of which is classified as a “non-diversified” portfolio under the 1940 Act.

(6)	Purchase a security if, as a result, with respect to 75% of the value of the Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies). This restriction does not apply to the AXA Natural Resources Portfolio, EQ/Real Estate PLUS Portfolio and EQ/PIMCO Global Real Return Portfolio, each of which is classified as a “non-diversified” portfolio under the 1940 Act;

(7)	Purchase or sell real estate, except that:

a.	each Portfolio, except the EQ/Core Bond Index Portfolio, may purchase securities of issuers which deal in real estate, securities which are directly or indirectly secured by interests in real estate, and securities which represent interests in real estate, and each Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

b.	the EQ/Core Bond Index Portfolio may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein (iii) make direct investments in mortgages, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities including mortgages; and

c.	the EQ/Real Estate PLUS Portfolio may: (i) purchase or sell securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; (ii) make, purchase, or sell real estate mortgage loans; (iii) purchase and sell mortgage-related securities; (iv) make direct investments in mortgages; and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, including mortgages.

(8)	Issue senior securities except in compliance with the 1940 Act. For purposes of this restriction, short sales permitted by non-fundamental restriction (6) below are not deemed to be a senior security; or

(9)	Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.

Set forth below are each of the fundamental restrictions adopted by each of the Enterprise and MONY Portfolios.

Each Enterprise and MONY Portfolio will not:

(1)	purchase securities of any one issuer if, as a result, more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

Each Enterprise and MONY Portfolio will not:

(2)	purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities. As a matter of operating policy, this restriction shall not apply to investments in securities of other investment companies. The following interpretations apply to, but are not part of, this fundamental restriction. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. The Portfolios may invest in the securities of other investment companies that may concentrate their assets in one or more industries. The Portfolios may consider the concentration of such investment companies in determining compliance with this fundamental restriction.

(3)

issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4)	make loans, except loans of portfolio securities or cash or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5)	engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6)	purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7)	purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Set forth below are each of the fundamental restrictions adopted by the AXA/AB Dynamic Moderate Growth Portfolio.

The AXA/AB Dynamic Moderate Growth Portfolio may not as a matter of fundamental policy:

(1)	purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, municipal securities, or securities of other investment companies.

The following interpretations apply to, but are not a part of, this fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in the Portfolio’s shareholder report. With respect to the AXA/AB Dynamic Moderate Growth Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. The Portfolio may invest in the securities of other investment companies that may concentrate their assets in one or more industries. The Portfolio may consider the concentration of such investment companies in determining compliance with this fundamental restriction.

(2)

issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder, and then not in excess of 33 1/3% of the AXA/AB Dynamic Moderate Growth Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, short sale transactions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of other financial contracts or derivative instruments such as swaps, options, futures, forward and spot currency contracts and collateral and segregation arrangements with respect thereto, and deposits of margin are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(3)	make loans, except loans of portfolio securities or cash, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan.

(4)	purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies.

As a matter of operating policy, the AXA/AB Dynamic Moderate Growth Portfolio will not consider repurchase agreements to be subject to the above stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

(5)	purchase a security if, as a result, with respect to 75% of the value of the AXA/AB Dynamic Moderate Growth Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies).

(6)	engage in the business of underwriting securities of other issuers, except to the extent that the AXA/AB Dynamic Moderate Growth Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities, including securities of other investment companies.

(7)	purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the AXA/AB Dynamic Moderate Growth Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(8)	purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments.

Set forth below are each of the fundamental restrictions adopted by the AXA Managed Volatility Portfolios and AXA/AB Short Duration Government Bond Portfolio.

Each AXA Managed Volatility Portfolio and the AXA/AB Short Duration Government Bond Portfolio may not as a matter of fundamental policy:

(1)	purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, municipal securities, securities of other investment companies, or, with respect to the AXA Managed Volatility Portfolios, futures and options contracts on securities indices, or, with respect to the AXA/AB Short Duration Government Bond Portfolio, futures and options contracts.

The following interpretations apply to, but are not a part of, this fundamental restriction. Industries are determined by reference to the classifications of industries set forth in each Portfolio’s shareholder reports. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. The Portfolios may invest in the securities of other investment companies that may concentrate their assets in one or more industries. The Portfolios may consider the concentration of such investment companies in determining compliance with this fundamental restriction.

(2)

issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder, and then not in excess of 33 1/3% of the Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(3)	make loans, except loans of portfolio securities or cash, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan.

(4)	engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities, including securities of other investment companies.

(5)	purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)	purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, and each Portfolio may invest in securities and other instruments backed by physical commodities.

Set forth below are each of the fundamental restrictions adopted by each of the Strategic Allocation Portfolios. Certain non-fundamental operating policies are also described in this section because of their relevance to the fundamental restrictions adopted by the Strategic Allocation Portfolios.

Each Strategic Allocation Portfolio may not as a matter of fundamental policy:

(1)	Borrow money, except that:

a.

each Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s respective investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s respective total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Portfolio may borrow from banks or other persons to the extent permitted by applicable law;

b.	as a matter of non-fundamental operating policy, no Portfolio will purchase additional securities when money borrowed exceeds 5% of its total assets;

c.	as a matter of non-fundamental operating policy, short sales and related borrowings are not considered to be subject to this restriction.

(2)	Purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities;

(3)	Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry. This restriction shall not apply to investments in securities of other investment companies. In addition, the United States, state or local governments, or related agencies or instrumentalities are not considered an industry.

As a non-fundamental policy, industries are determined by reference to the classifications of industries set forth in each Portfolio’s semi-annual and annual reports. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. The Portfolios may invest in the securities of other investment companies that may concentrate their assets in one or more industries. The Portfolios may consider the concentration of such investment companies in determining compliance with this fundamental restriction.

(4)	Make loans, except that:

a.

each Portfolio may: (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt securities. For purposes of this restriction, each Portfolio will treat purchases of loan participations and other direct indebtedness, including investments in syndicated loans and mortgages, as not subject to this limitation;

(5)	Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies;

a.	As a matter of operating policy, each Portfolio will not consider repurchase agreements to be subject to the above stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

(6)	Purchase a security if, as a result, with respect to 75% of the value of the Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies);

(7)	Purchase or sell real estate, except that:

a.	each Portfolio may purchase securities of issuers which deal in real estate, securities which are directly or indirectly secured by interests in real estate, and securities which represent interests in real estate, and each Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

(8)	Issue senior securities except in compliance with the 1940 Act. For purposes of this restriction, short sales permitted by non-fundamental restriction (6) below are not deemed to be a senior security; or

(9)	Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.

Set forth below are each of the fundamental restrictions adopted by each of the Multimanager Portfolios.

Each Multimanager Portfolio may not as a matter of fundamental policy:

(1)	Purchase securities of any one issuer if, as a result, more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretations apply to, but are not a part of, this fundamental restriction:

(i) mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company and (ii) each Portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

(2)	Purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to municipal securities and except that the Multimanager Technology Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries).

The following interpretations apply to, but are not part of, this fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in a Portfolio’s shareholder report. Investment companies are not considered an industry for purposes of this restriction. The Portfolios may invest in the securities of other investment companies that may concentrate their assets in one or more industries. The Portfolios may consider the concentration of such investment companies in determining compliance with this fundamental restriction. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(3)

Issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4)	Make loans, except loans of portfolio securities or cash or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5)	Engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6)	Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7)	Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions generally apply to each Portfolio (other than the Enterprise and MONY Portfolios, the AXA/AB Dynamic Moderate Growth Portfolio, the AXA Managed Volatility Portfolios, AXA/AB Short Duration Government Bond Portfolio, the Strategic Allocation Portfolios, and the Multimanager Portfolios), but are not fundamental. They may be changed for any Portfolio by the Board and without a vote of that Portfolio’s shareholders.

Each Portfolio (other than the Enterprise and MONY Portfolios, the AXA/AB Dynamic Moderate Growth, the AXA Managed Volatility Portfolios, the AXA/AB Short Duration Government Bond Portfolio, the Strategic Allocation Portfolios, and the Multimanager Portfolios) may not:

(1)	Purchase: (a) illiquid securities, (b) securities restricted as to resale (excluding securities determined by the Board to be readily marketable), or (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of each Portfolio’s net assets (10% for the EQ/Money Market Portfolio) would be invested in such securities. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid under procedures adopted by the Trust’s Board are not subject to the limitations set forth in this investment restriction. If a Portfolio’s net assets invested in illiquid securities exceed the 15% limit (10% for the EQ/Money Market Portfolio), the Portfolio will take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation as soon as reasonably practicable.

(2)	Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities transactions and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments.

(3)	Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except in compliance with the 1940 Act. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies, short sales or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(4)	Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs, except that each Portfolio, to the extent consistent with its investment objectives and other investment policies, may (i) invest in securities and other instruments issued by companies that engage in oil, gas or other mineral exploration or development activities and other issuers that provide exposure to such investments or (ii) hold mineral leases acquired as a result of its ownership of securities;

(5)	Invest in puts, calls, straddles, spreads, swaps or any combination thereof, except to the extent permitted by the Prospectuses and this SAI, as may be amended from time to time;

(6)	Except for the AXA/Mutual Large Cap Equity Managed Volatility Portfolio, effect short sales of securities unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short. Permissible futures contracts, options, swaps or currency transactions will not be deemed to constitute selling securities short. With respect to the AXA/Mutual Large Cap Equity Managed Volatility Portfolio, the Portfolio will not make short sales or maintain a short position if, when added together, more than 100% of the value of the Portfolio’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) segregated in connection with short sales. Short sales against the box are not subject to this limitation. As a matter of operating policy, the EQ/Capital Guardian Research Portfolio will not effect short sales of securities or property; or

(7)	purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each Portfolio, except the AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the All Asset Allocation Portfolios, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

Each Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The following investment restrictions apply to each Enterprise and MONY Portfolio, but are not fundamental. They may be changed for any Enterprise and MONY Portfolio by the Board and without a vote of that Enterprise or MONY Portfolio’s shareholders.

Each Enterprise and MONY Portfolio will not invest more than 15% of its net assets in illiquid securities. If a Portfolio’s net assets invested in illiquid securities exceed the 15% limit, the Portfolio will take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation as soon as reasonably practicable.

Each Enterprise and MONY Portfolio will not:

(1)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2)	engage in short sales of securities or maintain a short position, except that each Portfolio may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)

purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio, except the All Asset Growth – Alt 20 Portfolio, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(4)	purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

The following investment restrictions apply to the AXA/AB Dynamic Moderate Growth Portfolio, but are not fundamental. They may be changed for the Portfolio by the Board and without a vote of the Portfolio’s shareholders.

The AXA/AB Dynamic Moderate Growth Portfolio will not:

(1)	invest more than 15% of its net assets in illiquid securities. If a Portfolio’s net assets invested in illiquid securities exceed the 15% limit, the Portfolio will take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation as soon as reasonably practicable.

(2)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the AXA/AB Dynamic Moderate Growth Portfolio may make margin deposits or post other forms of collateral in connection with its use of options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, and short positions.

(3)	purchase securities of other investment companies, except to the extent permitted by the 1940 Act or the rules, orders or interpretations thereunder. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger. The AXA/AB Dynamic Moderate Growth Portfolio is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

The AXA/AB Dynamic Moderate Growth Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The following investment restrictions apply to each AXA Managed Volatility Portfolio and the AXA/AB Short Duration Government Bond Portfolio, but are not fundamental. They may be changed for any AXA Managed Volatility Portfolio or the AXA/AB Short Duration Government Bond Portfolio by the Board and without a vote of the affected Portfolio’s shareholders.

Each AXA Managed Volatility Portfolio and the AXA/AB Short Duration Government Bond Portfolio will not:

(1)	invest more than 15% of its net assets in illiquid securities. If a Portfolio’s net assets invested in illiquid securities exceed the 15% limit, the Portfolio will take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation as soon as reasonably practicable.

(2)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	purchase securities of other investment companies, except to the extent permitted by the 1940 Act or the rules, orders or interpretations thereunder. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger. Each Portfolio is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

Each AXA Managed Volatility Portfolio or the AXA/AB Short Duration Government Bond Portfolio may, notwithstanding any fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The following investment restrictions generally apply to each Strategic Allocation Portfolio, but are not fundamental. They may be changed for any Strategic Allocation Portfolio by the Board and without a vote of that Portfolio’s shareholders.

Each Portfolio may not:

(1)	Purchase: (a) illiquid securities, (b) securities restricted as to resale (excluding securities determined by the Board to be readily marketable), or (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Portfolio’s net assets would be invested in such securities. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid under procedures adopted by the Trust’s Board are not subject to the limitations set forth in this investment restriction. If a Portfolio’s net assets invested in illiquid securities exceed the 15% limit, the Portfolio will take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation as soon as reasonably practicable.

(2)	Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

(3)	Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except in compliance with the 1940 Act. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies, short sales or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(4)	Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs, except that each Portfolio, to the extent consistent with its investment objectives and other investment policies, may (i) invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or (ii) hold mineral leases acquired as a result of its ownership of securities;

(5)	Invest in puts, calls, straddles, spreads, swaps or any combination thereof, except to the extent permitted by the Portfolios’ Prospectus and SAI, as may be amended from time to time; or

(6)	Effect short sales of securities unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short. Permissible futures contracts, options, or currency transactions will not be deemed to constitute selling securities short.

Each Strategic Allocation Portfolio may, notwithstanding any fundamental or non-fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The following investment restrictions apply to each of the Multimanager Portfolios, but are not fundamental. They may be changed for any Multimanager Portfolio by the Board and without a vote of that Portfolio’s shareholders.

Each Portfolio may not:

(1)	Invest more than 15% of its net assets in illiquid securities. If a Portfolio’s net assets invested in illiquid securities exceed the 15% limit, the Portfolio will take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation as soon as reasonably practicable.

(2)	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each Portfolio may make margin deposits or post other forms of collateral in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, and short positions.

(3)	Engage in short sales of securities or maintain a short position, except that each Portfolio may (a) engage in covered short sales and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(4)	Purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each Portfolio may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(5)	Purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Each Multimanager Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The EQ/Common Stock Index Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/Large Cap Growth Index Portfolio, AXA/AB Small Cap Growth Portfolio, EQ/Quality Bond PLUS Portfolio, AXA International Value Managed Volatility Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/GAMCO Small Company Value Portfolio, AXA Global Equity Managed Volatility Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio, EQ/Equity 500 Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Core Bond Index Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Small Company Index Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Global Bond PLUS Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/International ETF Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, EQ/MFS International Growth Portfolio, EQ/Invesco Comstock Portfolio, EQ/International Equity Index Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio, AXA Natural Resources Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/Real Estate PLUS Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, AXA/AB Short Duration Government Bond Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, AXA SmartBeta Equity Portfolio, EQ/Convertible Securities Portfolio, AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Pacific Global Small Cap Value Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio and Multimanager Technology Portfolio each has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment, as more fully set forth in the Prospectuses. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio to the extent required by SEC rules.

Certain of the Portfolios have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Portfolios’ Prospectuses). Pursuant to the discretion of FMG LLC and a Portfolio’s sub-adviser(s), if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. These conditions may impact the markets or economy broadly or may be more focused in impacting particular industries, groups or parties, including impacting the Trust alone. During such periods, a Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

INVESTMENT STRATEGIES AND RISKS

In addition to the Portfolios’ principal investment strategies discussed in the Prospectuses, each Portfolio, except certain excluded Portfolios (which currently include the All Asset Allocation Portfolios, the AXA/ Franklin Templeton Allocation Managed Volatility Portfolio, the EQ/International ETF Portfolio, the EQ/Energy ETF Portfolio, the EQ/Low Volatility Global ETF Portfolio and the Strategic Allocation Portfolios), may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each Portfolio, except the excluded Portfolios, may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio’s own investment restrictions.

The All Asset Allocation Portfolios, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the EQ/International ETF Portfolio, the EQ/Energy ETF Portfolio, the EQ/Low Volatility Global ETF Portfolio and the Strategic Allocation Portfolios operate under a “fund of funds” structure, under which they invest in securities issued by other investment companies or pooled investment vehicles. The All Asset Allocation Portfolios may invest in securities of other investment companies managed by the Manager (the “Underlying Portfolios”), exchange-traded securities of other registered investment companies or pooled investment vehicles (the “Underlying ETFs”) and U.S. government securities and money market instruments. The AXA/Franklin Templeton Allocation Managed Volatility Portfolio may invest in Underlying Portfolios, U.S. government securities and money market instruments. The EQ/International ETF Portfolio and the EQ/Low Volatility Global ETF Portfolio invest primarily in Underlying ETFs that invest substantially all of their assets in equity securities of companies in developed and emerging markets around the world. The EQ/Energy ETF Portfolio invests primarily in securities of companies in the energy sector through investments in Underlying ETFs. Each Strategic Allocation Portfolio invests only in Underlying Portfolios, U.S. government securities and money market instruments, as further described below. Each Strategic Allocation Portfolio may also invest in other instruments as set forth in its Prospectus and as permitted by applicable law.
By investing in Underlying Portfolios and/or Underlying ETFs, these Portfolios (or portion thereof) will indirectly bear fees and expenses charged by the Underlying Portfolios and/or Underlying ETFs in addition to the direct fees and expenses of the Portfolios. In addition, the performance of each of these Portfolios (or portion thereof) is directly related to the ability of the Underlying Portfolios and/or Underlying ETFs to meet their respective investment objectives, as well as the Manager’s allocation among the Underlying Portfolios and/or Underlying ETFs. Accordingly, the investment performance of each of these Portfolios (or portion thereof) will be influenced by the investment strategies of and risks and fees associated with the Underlying Portfolios and/or Underlying ETFs in direct proportion to the amount of assets each such Portfolio (or portion thereof) allocates to the Underlying Portfolios and/or Underlying ETFs utilizing such strategies. The Trust’s May 1, 2015 Prospectuses and May 1, 2015 SAI (1940 Act File No. 811-07953) contain certain information about Underlying ETFs as well as additional information about those Underlying Portfolios that are series of the Trust. For additional information regarding the Underlying Portfolios and Underlying ETFs, see their respective prospectuses and SAIs.

Asset-Backed Securities.    As indicated in Appendix A, certain of the Portfolios may invest in asset-backed securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities can also be collateralized by a single asset (e.g. a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than those representing an interest in a single asset. Asset-backed securities may include securities backed by pools of loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Portfolio purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

Asset-backed securities may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of a Portfolio.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Sub-Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Bank Loans.    Certain of the Portfolios may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through (1) a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or (2) an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. In connection with purchasing participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. When a Portfolio purchases assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, and will not have exposure to a counterparty’s credit risk.

Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. When a Portfolio has an interest in certain types of bank loans, a Portfolio may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a Portfolio to increase its investment in a borrower at a time when it would not have otherwise done so. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

A Portfolio’s investments in bank loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured bank loans offer a Portfolio more protection than unsecured bank loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the case of a bankruptcy, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured bank loans are subject to a greater risk of default than secured bank loans, especially during periods of deteriorating economic conditions. Unsecured bank loans also have a greater risk of nonpayment in the event of a default than secured bank loans since there is no recourse for the lender to collateral.

A Portfolio may have difficulty disposing of assignments and participations. In certain cases, the market for such instruments is not highly liquid, and in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Portfolio’s ability to dispose of particular assignments or participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Lending financial institutions often act as agents for broader groups of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of interest and principal. If the syndicate’s agent develops financial problems, a Portfolio may not recover its investment or its recovery may be substantially delayed.

A Portfolio may be required to pay and may receive various commissions and fees in the process of purchasing, holding and selling bank loans. Such fees may include arrangement fees, facility fees, and letter of credit fees. Arrangement fees are paid at the start of a loan as compensation for the initiation of the loan. Facility fees are ongoing annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit.

If state or federal regulators or legislation impose additional restrictions or requirements on the ability of financial institutions to make loans considered highly leveraged transactions, the availability of bank loans for investments may be adversely affected and such restrictions or requirements could reduce sources of financing for certain borrowers, which would increase the risk of default. In addition, if state or federal regulators or legislation subject bank loans that are considered to be highly leveraged to increased regulatory scrutiny or require financial institutions to dispose of such bank loans, financial institutions may decide to sell such bank loans. Such sales by financial institutions may not be at desirable prices and if a Portfolio attempts to sell a bank loan at the same time, the price the Portfolio could get for the bank loan may be adversely affected.

Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. If interest rates move sharply in a manner not anticipated by Portfolio’s management, a Portfolio’s investments in bonds could be adversely affected. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Duration is a measure of a bond’s price sensitivity to a change in its yield. The change in the value of a fixed income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has a 5-year duration and its yield rises 1%, the bond’s value is likely to fall about 5%. Similarly, if a bond portfolio has a 5-year average duration and the yield on each of the bonds held by the portfolio rises 1%, the portfolio’s value is likely to fall about 5%. For portfolios with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example.

During periods of rising interest rates, the average life of certain bonds is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these bonds, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Credit risk is the risk that an issuer will not make timely payments of principal and interest on the bond. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer.

Brady Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over the counter (“OTC”) secondary market. Brady Bonds are not considered to be U.S. Government securities.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described in this SAI associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Sub-Advisers to that Portfolio.

Collateralized Debt Obligations.    Certain of the Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses. For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities.    As indicated in Appendix A, certain of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of commons stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Investments by certain of the Portfolios in convertible debt securities are not subject to any ratings restrictions, although each Sub-Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a Portfolio should invest and/or continue to hold the securities.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of commons stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Credit and Liquidity Enhancements.    As indicated in Appendix A, certain of the Portfolios may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the Portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a Portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a Portfolio to use them when the Portfolio wishes to do so.

Cyber Security Issues.    With the increased use of technologies such as the Internet to conduct business, each Portfolio is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Portfolio’s Manager, Sub-Adviser(s) and other service providers (including, but not limited to, Portfolio accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Portfolios invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Portfolios have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolios cannot control the cyber security plans and systems put in place by service providers to the Portfolios and issuers in which the Portfolios invest. The Portfolios and their shareholders could be negatively impacted as a result.

Depositary Receipts.    As indicated in Appendix A, certain of the Portfolios may invest in depositary receipts. Depositary receipts represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”).

ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts may be less liquid or may trade at a lower price than the securities of the underlying issuer. For purposes of a Portfolio’s investment policies, the Portfolio’s investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    Each Portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A Portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a Portfolio’s use of these instruments will place at risk a smaller portion of its assets. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments below.

A Portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio manager is incorrect in his or her judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the Portfolio may have lower net income and a net loss on the investment.

There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted on July 21, 2010, has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Portfolios may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Although portions of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Portfolio may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled (or “cleared”) or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the Commodity Futures Trading Commission (“CFTC”)) have been active in proposing and adopting regulations and guidance on the use of derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”). The SEC is reviewing its current guidance on the use of derivatives by registered investment companies and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Portfolios, have been excluded from regulation as CPOs pursuant to CFTC Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusion, and to the conditions for reliance on the permissible exclusion, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Portfolio must satisfy a marketing test, which requires, among other things, that a Portfolio not hold itself out as a vehicle for trading commodity interests. CPOs were required to comply with the amendments to CFTC Regulation 4.5, which became effective on April 24, 2012, as of December 31, 2012.

The Manager is registered with the SEC as an investment adviser under the 1940 Act. The Manager also is registered with the CFTC as a CPO under the Commodity Exchange Act, as amended. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. The Manager serves as CPO for certain of the Portfolios and claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to others as described in the Prospectuses. With respect to those Portfolios for which the Manager claims an exclusion, it intends to comply with one of the two alternative trading limitations described above and the marketing limitation with respect to each Portfolio. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of these Portfolios’ investment strategies. Although the Manager expects to be able to execute each of these Portfolio’s investment strategies within the limitations, a Portfolio’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by Portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

Equity Securities.    As indicated in Appendix A, certain of the Portfolios may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, stock markets are volatile, and the prices of equity securities generally fluctuate more than other securities and reflect changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The value of an equity security may also may be affected by changes in financial markets that are relatively unrelated to the issuing company or its industry, such as changes in interest rates or currency exchange rates. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a Portfolio may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    As indicated in Appendix A, certain of the Portfolios may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar- denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including issuer (credit) default, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in event-linked bonds that meet the credit quality requirements for the Portfolio.

Floaters and Inverse Floaters.    As indicated in Appendix A, certain of the Portfolios may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, but a Portfolio will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

In addition, certain of the Portfolios may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    As indicated in Appendix A, certain of the Portfolios may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

Certain Portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Portfolio’s Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Sub-Advisers to the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Portfolios will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. For example, a Portfolio may use foreign currency options and forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward contracts in which a Portfolio may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Portfolio enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Portfolio may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Portfolio into such currency.

Forward contracts in which a Portfolio may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see “Swaps.”

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    As indicated in Appendix A, certain of the Portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Those Portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered “covered” if, so long as the Portfolio is obligated as the writer of the put, it segregates, either on the records of the Sub-Advisers or with the Portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Portfolio will be considered “covered” only if the Portfolio segregates, either on the records of the Sub-Advisers or with the Portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in OTC options on foreign currency transactions. The Sub-Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. OTC options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Sub-Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations (see the section entitled “Taxation”).

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Except for the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/PIMCO Global Real Return Portfolio, the EQ/Real Estate PLUS Portfolio and the Multimanager Core Bond Portfolio, a Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio (except for the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/PIMCO Global Real Return Portfolio, the EQ/Real Estate PLUS Portfolio and the Multimanager Core Bond Portfolio) will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing. OTC options on foreign currency also are considered to be swaps. For information concerning the risks associated with swaps please see “Swaps.”

Foreign Securities.    As indicated in Appendix A, certain of the Portfolios may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign income or other withholding taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio.

The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined.

If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    As indicated in Appendix A, certain of the Portfolios may invest in emerging market securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    Investing in the securities of Eastern European and Russian issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. Many Eastern European countries continue to move towards market economies at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and currencies. Additionally, Russia may attempt to assert its influence in the region through economic or even military measures. The United States and the European Union have imposed economic sanctions on Russia over its annexation of Crimea from Ukraine. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. As a result, a Portfolio’s performance may be adversely affected.

In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition that does not recognize rights in private property. Credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of foreign capital. The recent global financial crisis restricted international credit supplies and several Eastern European economies faced significant credit and economic crises. Although some Eastern European economies are expanding again, major challenges are still present as a result of their continued dependence on the Western European zone for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a Portfolio’s investments in the region.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a Portfolio could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the Depository and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Portfolio suffers a loss relating to title or corporate actions relating to its Portfolio securities, it may be difficult for the Portfolio to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. As the recent global financial crisis caused price volatility in commodities, especially oil, many sectors in the Russian economy fell into turmoil, pushing the whole economy into recession. In addition, prior to the global financial crisis, Russia’s economic policy encouraged excessive foreign currency borrowing as high oil prices increased investor appetite for Russian financial assets. As a result of this credit boom, Russia reached alarming debt levels and suffered from the effects of tight credit markets. Russia continues to face significant economic challenges, including weak levels of investment and a sluggish recovery in external demand. In the near term, the fallout from the European crisis and weakened global economy may reduce demand for Russian exports such as oil and gas, which could limit Russia’s economic recovery. Over the long-term, Russia faces challenges including a shrinking workforce, a high level of corruption, and difficulty in accessing capital for smaller, non-energy companies and poor infrastructure in need of large investments.

European Securities.    The European Union’s (the “EU”) Economic and Monetary Union requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployments and the possible default of government debt in several European countries. Several countries have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by an EU country of its sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates.

Latin America

Inflation.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability.    As an emerging market, Latin America historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks.

Dependence on Exports and Economic Risk.    Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The recent global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.

Sovereign Debt.    A number of Latin American countries are among the largest debtors of developing countries and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Because of their dependence on foreign credit and loans, a number of Latin American economies faced significant economic difficulties and some economies fell into recession as the recent global financial crisis tightened international credit supplies. While the region has recently shown signs of economic improvement, recovery from past economic downturns in Latin America has historically been slow, and any such recovery, if sustained, may be gradual. The European crisis and weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a Portfolio’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Union. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The recent global financial crisis spread to the region, significantly lowering its exports and foreign investments in the region, which are driving forces of its economic growth. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. Although the economies of many countries in the region have recently shown signs of recovery from the crisis, such recovery, if sustained, may be gradual. Furthermore, any such recovery may be limited or hindered by the reduced demand for exports and lack of available capital for investment resulting from the European crisis and weakened global economy.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio’s assets denominated in those currencies.

Chinese Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the Portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it.

This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    As indicated in Appendix A, certain of the Portfolios may invest in forward commitments including “TBA” (to be announced), when-issued and delayed delivery securities. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis; it does not pay for the securities until they are received, and the Portfolio is required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. The availability of liquid assets for this purpose and the effect of asset segregation on a Portfolio’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment Portfolio will limit the extent to which the Portfolio may purchase forward commitments, when-issued and delayed delivery securities. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a Portfolio or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction. In general, a Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

A Portfolio may purchase forward commitments and make commitments to purchase securities on a when-issued or delayed-delivery basis for any number of reasons, including to protect the value of portfolio investments, as a means to adjust the Portfolio’s overall exposure, and to enhance the Portfolio’s return. Purchases made in an effort to enhance a Portfolio’s return may involve more risk than purchases made for other reasons. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio’s payment obligation).

Health Care Sector Risk.    The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the portfolio. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    As indicated in Appendix A, certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. A Portfolio that invest in hybrid instruments is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a Portfolio’s share price and income level.

In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures and most swaps by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    As indicated in Appendix A, certain of the Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair a Portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board or its delegates will be monitored by each Portfolio’s Sub-Adviser on an ongoing basis, subject to the oversight of the Manager. In the event that such a security is deemed to be no longer liquid, a Portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio’s having more than 10% or 15%, as applicable, of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid, and therefore subject to a Portfolio’s limit on the purchase of illiquid securities, unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. To the extent that a portfolio acquires shares of an Underlying Portfolio in accordance with Section 12(d)(1)(F) of the 1940 Act, the Underlying Portfolio is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period less than 30 days. Shares held by a portfolio in excess of 1% of an Underlying Portfolio’s outstanding securities therefore may, under certain circumstances, be considered not readily marketable securities, which, together with other such securities, are subject to the 15% limitation described above.

Inflation-Indexed Securities.    Certain Portfolios may invest in inflation-indexed securities issued by the U.S. Treasury and others. Inflation-indexed securities are securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.

In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.

In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a Portfolio holds an inflation-indexed security, the Portfolio may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the taxable year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a Portfolio generally must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, each Portfolio that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Insured Bank Obligations.    The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a portfolio will treat such obligations as subject to the limit for illiquid investments for each portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    As indicated in Appendix A, certain of the Portfolios may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the total outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the total outstanding voting shares of any registered closed-end investment company. Certain exceptions to these limitations are provided by the 1940 Act and the rules, regulations, and exemptive orders thereunder. The All Asset Allocation Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/International ETF Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and the Strategic Allocation Portfolios invest substantially all of their assets in the securities of other investment companies in reliance on exemptions under the 1940 Act that allow the Portfolios to invest in other investment companies in excess of the limits described above. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over the counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of the Portfolio’s investment. Further, the securities of other investment companies may be leveraged. As a result, a Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose a Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities will be diminished.

Passive Foreign Investment Companies.    As indicated in Appendix A, certain Portfolios may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly (through the Portfolio) bear similar expenses of such funds. PFICs in which a Portfolio may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain tax consequences (see the section entitled “Taxation”).

Exchange-Traded Funds (“ETFs”).    As indicated in Appendix A, certain of the Portfolios may invest in ETFs. These are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange. An ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits on investments in other investment companies described above, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. EQ/International ETF Portfolio, EQ/Energy ETF Portfolio and EQ/Low Volatility Global ETF Portfolio invest substantially all of their assets in ETFs. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an ETF may fail to closely track the index, if any, that it is designed to replicate.

Investment Grade Securities.    As indicated in Appendix A, certain of the Portfolios may invest in or hold investment grade securities. Investment grade securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s Rating Services (“S&P”), or BBB or higher by Fitch Ratings Ltd. (“Fitch”), securities that are comparably rated by another rating agency, or unrated securities determined by the Sub-Adviser to be of comparable quality. Bonds rated in the lower investment grade rating categories (or determined to be of comparable quality by the Sub-Adviser) have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the Sub-Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of the Portfolio.

Non-Investment Grade Securities or “Junk Bonds.”    As indicated in Appendix A, certain of the Portfolios may invest in or hold junk bonds or non-investment grade securities. Non-investment grade securities are securities rated Ba or lower by Moody’s or BB or lower by S&P or Fitch, securities that are comparably rated by another rating agency, or unrated securities determined by the Sub-Adviser to be of comparable quality. Non-investment grade securities are commonly known as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies and in other circumstances.

Non-investment grade securities generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because a Portfolio’s investments in non-investment grade securities involve greater investment risk than its investments in higher rated securities, achievement of the portfolio’s investment objective will be more dependent on the Sub-Adviser’s analysis than would be the case if the portfolio were investing in higher rated securities.

Non-investment grade securities generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Lower rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities can rise dramatically. However, those higher yields may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade security’s value will decrease in a rising interest rate market, as will the value of a Portfolio’s investment in such securities. If a Portfolio experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio’s expenses can be spread and possibly reducing the Portfolio’s rate of return.

In addition, the market for non-investment grade securities generally is thinner and less active than that for higher rated securities, which may limit a Portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for an Sub-Adviser to value accurately certain Portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust’s Board. It is the policy of each Portfolio’s Sub-Adviser(s) not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Sub-Adviser’s own independent and ongoing review of credit quality.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix B to this SAI. The process by which Moody’s, S&P and Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a Portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable Sub-Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Commodity-Linked Notes.    Certain Portfolios may invest in commodity-linked notes which are privately negotiated structured debt securities the amount of principal repayment and/or interest payments for which are indexed to the return of an index, such as the Dow Jones-UBS Commodity Index Total ReturnSM, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. Commodity-linked notes also are subject to counterparty risk. Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. Investments therein can also have adverse tax consequences.

Exchange-Traded Notes (ETNs).    Certain Portfolios may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. The Portfolio’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Portfolio must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are also subject to counterparty credit risk and fixed income risk. Investments in ETNs can also have adverse tax consequences. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Portfolio characterizes and treats ETNs for federal income tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of net income and realized gains from ETNs.

Loan Participations and Other Direct Indebtedness.    As indicated in Appendix A, certain of the Portfolios may invest a portion of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it is required to designate the segregation, either on the records of the Sub-Advisers or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than on a daily basis, an amount sufficient to meet such commitments.

Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a “novation” (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender’s interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Sub-Adviser will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio’s investments. Many lending institutions have been weakened by the recent financial crisis, and it may be difficult for a Portfolio to obtain an accurate picture of a lending institution’s financial condition.

The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Portfolio derives interest income will be reduced. The effect of prepayments on a Portfolio’s performance may be mitigated by the receipt of prepayment fees, and the Portfolio’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-leader. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Sub-Adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Sub-Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described above.

Variable Amount Master Demand Notes.    Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Sub-Adviser, subject to the overall review of the portfolio’s Trustees and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    As indicated in Appendix A, certain of the Portfolios may invest in mortgage-related securities (i.e., mortgage-backed securities). Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae”, or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. Since the GSEs were placed into conservatorship, they required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, including payments after the fourth quarter of 2014 (of $2.8 billion), the GSEs have paid $228.2 billion. Neither GSE has required a draw from the U.S. Treasury since the second quarter of 2012. Nonetheless, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.

In addition, the future of the GSEs is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities.

Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. The risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios’ ability to buy or sell those securities at any particular time.

Certain Portfolios may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or the Sub-Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Dollar Rolls.    As indicated in Appendix A, certain of the Portfolios may enter into mortgage dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date at a pre-determined price. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Sub-Adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A “dollar roll” transaction can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. However, in a “dollar roll” transaction, the dealer with which the Portfolio enters into a transaction is not obligated to return the same securities as those originally sold by the Portfolio, but generally only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. If the dealer files for bankruptcy or becomes insolvent, a Portfolio’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which would increase costs and may increase realized taxable gains that must be distributed. All cash proceeds from dollar roll transactions will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Sub-Adviser or with the Trust’s custodian, of cash or other liquid securities in an amount not less than the forward purchase price. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject the risks of investing in illiquid securities as well as to a Portfolio’s overall limitations on investments in illiquid securities.

Municipal Securities.    As indicated in Appendix A, certain of the Portfolios may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons, including: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds (“PABs”) are also considered municipals if the interest thereon is excludable from gross income for federal income tax purposes (even though that interest may be an item of tax preference for purposes of the federal alternative minimum tax). PABs are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. PABs are ordinarily dependent on the credit quality of a private user, not the public issuer.

The value of municipal securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces — such as declines in real estate prices or general business activity — shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Portfolio’s investments in municipal securities.

The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of municipal securities. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, recent events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a Portfolio’s holdings in municipal securities.

Options and Futures Transactions.    As indicated in Appendix A, certain of the Portfolios may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an option and the resulting inability to close a futures position or option prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Following is a description of specific Options and Futures Transactions, followed by a discussion concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts.

Futures Transactions.    As indicated in Appendix A, certain of the Portfolios may utilize futures contracts. Futures contracts (a type of potentially high-risk investment) enable the investor to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security or other commodity (or deliver a cash settlement price, in the case of a contract relating to a rate or an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts) would be required to designate the segregation, either on the records of the Sub-Advisers or with the Trust’s custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Portfolios expect to earn interest income on their initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    As indicated in Appendix A, certain of the Portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The Portfolios will write only options on futures contracts which are “covered.” A Portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates, either on the records of the Sub-Adviser or with the Trust’s custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Sub-Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Limitations on Purchase and Sale of Options, Futures Contracts and Options on Futures Contracts.    The Portfolios may invest in futures and options for hedging purposes, as well as non-hedging purposes, to the extent permitted in the Prospectuses and SAI. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be designated either on the records of the Sub-Advisers or with the Trust’s custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of its Sub-Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts.”

Options Transactions.    As indicated in Appendix A, certain of the Portfolios may also write and purchase put and call options. An option (another type of potentially high-risk security) is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the asset underlying the option at a predetermined price, often at any time during the term of the option for American options or only at expiration for European options. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on the records of the Sub-Advisers or with the Trust’s custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option.

Certain of the Portfolios will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. Additionally, these limitations do not apply to the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/PIMCO Global Real Return Portfolio, the EQ/Real Estate PLUS Portfolio and Multimanager Core Bond Portfolio.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.

Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio’s securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a Portfolio writes a put option, it will “cover” the position as required by the 1940 Act. A Portfolio may “cover” a put option by, for example, maintaining the segregation, either on the records of the Sub-Advisers or with the Trust’s custodian, of cash or other liquid assets having a value equal to or greater than the exercise price of the option.

The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.    A Portfolio may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Interest Rate Futures Contracts. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Securities Index Futures Contracts.    A securities index futures contract is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. Purchases or sales of securities index futures contracts may be used in an attempt to increase the Portfolio’s total investment return or to protect a Portfolio’s current or intended investments from broad fluctuations in securities prices. Additionally, through the use of index futures, a Portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a Portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a Portfolio security) that may result from increases or decreases in positions already held by a Portfolio. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Securities Index Options.    A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of increasing the Portfolio’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities or securities it intends to purchase. Each Portfolio writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of a Portfolio’s Sub-Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates, either on the records of the Sub-Adviser or with its custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over the Counter Options.    As indicated in Appendix A, certain of the Portfolios may engage in OTC put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as “cover” for such options, may be considered illiquid securities. Certain Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write OTC options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios may be subject to the risk that firms participating in such transactions will fail to meet their obligations. Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. In instances in which a Portfolio has entered into agreements with respect to the OTC options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the OTC option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price. Certain OTC options are considered to be swaps. For information concerning the risks associated with utilizing swaps, please see “Swaps.”

Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. A liquid secondary market for particular options, whether traded over-the-counter or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded OTC. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. There are a number of factors which may prevent derivatives or other strategies used by a Portfolio from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of the Portfolio’s fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Portfolio and the determination of the net asset value of the Portfolio’s shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Portfolio invests; (iv) a Portfolio having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Portfolio (due to share purchases or redemptions, for example), potentially resulting in the Portfolio being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Portfolio’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Manager or a Portfolio’s Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to the Manager’s or a Sub-Adviser’s ability to correctly predict movements in the direction of the market and other economic factors. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio’s portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, specified in the Prospectuses, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. If a Portfolio has insufficient cash, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic exchange. In particular, funds received from a Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Portfolio’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    A Portfolio may also seek to enhance returns or hedge against a change in the value of a currency through use of currency futures or currency options. Hedging against a change in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on the ability of a Portfolio’s Sub-Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Participatory Notes.    A Portfolio may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. A Portfolio’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Portfolio’s percentage limitation on investments in illiquid securities.

Preferred Stocks.    As indicated in Appendix A, certain of the Portfolios may invest in preferred stocks. Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, whereas non-cumulative preferred stock does not require the issuer to do so. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Portfolio may treat such redeemable preferred stock as a fixed income security.

Repurchase Agreements. As indicated in Appendix A, certain of the Portfolios may enter into repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in the Portfolio’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of a repurchase agreement, a Portfolio, among other things, (i) retains the securities or other obligations subject to the repurchase agreement, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Portfolio and its counterparty, as collateral securing the seller’s repurchase obligation, (ii) continually monitors on a daily basis the market value of the securities or other obligations subject to the repurchase agreement and (iii) requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the securities or other obligations subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties (which may include brokers-dealers, banks, U.S. government securities dealers and other intermediaries) believed by the Manager and the Sub-Advisers to present minimal credit risks. A Portfolio generally will not enter into a repurchase agreement maturing in more than seven days. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

Real Estate Industry Investing.    Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. To the extent that assets underlying a Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolios’ investments.

Real Estate Investment Trusts.    As indicated in Appendix A, certain Portfolios may invest in real estate investment trusts (“REITs”). Certain Portfolios (except for the EQ/Real Estate PLUS Portfolio) may invest up to 20% of their respective net assets in real estate companies, including REITs. The EQ/Real Estate PLUS Portfolio may invest up to 100% of its net assets in real estate companies, including REITs.

REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. A REIT is not taxed on net income and net realized gains that it distributes to its owners if it complies with statutory and regulatory requirements relating to its management, organization, ownership, assets and income and with a statutory requirement that it distribute to its owners at least 90% of the sum its REIT taxable income and certain other income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A shareholder in any Portfolio, by investing in REITs indirectly through the Portfolio, will bear not only its proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing (1) to qualify for tax-free pass-through of net income and net realized gains under the Code and (2) to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”

Reverse Repurchase Agreements, Dollar Rolls and Sale-Buyback Transactions.    As indicated in Appendix A, certain of the Portfolios may enter into reverse repurchase agreements and dollar rolls with brokers, dealers, domestic and foreign banks and/or other financial institutions. In addition, a Portfolio may also enter into sale-buyback transactions and other economically similar transactions. Reverse repurchase agreements, dollar rolls and sale-buyback transactions may be viewed as the borrowing of money by the Portfolio. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. During the term of the agreement, a Portfolio retains ownership of the security and will continue to receive any principal and interest payments on the underlying security. A Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio’s net asset value.

In “dollar roll” transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See “Mortgage Dollar Rolls” for more information.

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the Portfolio’s forward commitment to repurchase the subject security.

At the time a Portfolio enters into a reverse repurchase agreement, dollar roll or sale-buyback, it will maintain the segregation, either on the records of the Sub-Advisers or with the Trust’s custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the buyer of the securities sold by a Portfolio might be unable to deliver them when that Portfolio seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the agreement may effectively be restricted pending such decision, which could adversely affect the Portfolio.

A Portfolio’s investment of the proceeds of a reverse repurchase agreements, dollar rolls and sale-buybacks may be viewed as creating leverage in the Portfolio and as such involve leverage risk.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision, which could adversely affect the Portfolio.

In “dollar roll” transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on the records of the Sub-Advisers or with the Trust’s custodian, of cash or other liquid securities having a value not less than the forward purchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. See “Mortgage Dollar Rolls” for more information.

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the Portfolio’s forward commitment to repurchase the subject security.

Time and Demand Deposits.    Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of such deposits. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, but there is no secondary market for such deposits. Demand deposits are accounts at banks and financial institutions from which deposited funds can be withdrawn at any time without notice to the depository institution. The majority of demand deposit accounts are checking and savings accounts. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and to a lesser extent, income risk, market risk, and liquidity risk). In addition, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent of government regulation of financial markets, and expropriation or nationalization of foreign issuers. Demand deposits are subject to general market and economic risks as they are usually considered part of the money supply. In addition, demand deposits are subject to risks of fraud. As access to demand deposits (e.g., via ATMs and online banking) has increased, so have the ways to carry out fraudulent schemes. Demand deposit fraud can take many forms, such as phishing schemes, cross-channel and check fraud.

Securities Loans.    As indicated in Appendix A Portfolios may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, a Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. A Portfolio has the right to terminate a loan at any time. A Portfolio does not have the right to vote on securities while they are on loan, but the Portfolio’s Manager or Sub-Adviser may attempt to terminate loans in time to vote those proxies the Manager or the Sub-Adviser has determined are material to the Portfolio’s interests. A Portfolio has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A lending Portfolio will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. A Portfolio may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Portfolio derived from lending the Portfolio’s securities. Should the borrower of securities fail financially, the Portfolio may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Loans will be made only to firms judged by the Manager, with the approval of the Board, to be of good financial standing. Additional risks include the possible decline of the value of the securities acquired with cash collateral. This risk is increased when a Portfolio’s loans are concentrated with a single borrower or a limited number of borrowers. The Portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles.

Short Sales.    Certain of the Portfolios may enter into a short sale. A “short sale” is the sale by a Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the Sub-Adviser (or by the Portfolio’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolios will incur transaction costs in effecting short sales.

The Portfolios generally will engage only in covered short sales. In a covered short sale, a Portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns securities convertible or exchangeable, without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer arranging the short sale and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Manager or Sub-Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Portfolio replaces the borrowed security.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with a short sale. There can be no assurance that a Portfolio will be able to close out a short position at any particular time or an acceptable price.

Short Term Investments.    Short term investments include investments in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each portfolio may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The portfolios may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions.

Small Company Securities and Micro-Cap Company Securities.    As indicated in Appendix A, certain of the Portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

Certain of the Portfolios also may invest in the securities of micro-cap companies. Micro-cap companies represent the smallest sector companies based on market capitalization. Micro-cap companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-cap companies also may be more susceptible to setbacks or economic downturns. Micro-cap securities are generally subject to the same risks as small-cap securities. However, micro-cap securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require the Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Sub-Adviser’s judgment, such disposition is not desirable.

Structured Notes.    As indicated in Appendix A, certain of the Portfolios may invest in structured notes, which are derivative debt instruments, the terms of which may be “structured” by the purchaser and the borrower issuing the note. The amount of principal repayment and/or interest payments on structured notes is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. The credit risk of structured notes that involve no credit enhancement generally will be equivalent to that of the underlying instruments. In addition, a class of structured notes that is subordinated to the right of payment of another class typically has higher yields and presents greater risks than a class of structured notes that is unsubordinated. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. In addition, the terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Portfolio to sell a structured note could expose the Portfolio to losses and could make structured notes more difficult for the Portfolio to value accurately.

Swaps.    As indicated in Appendix A, certain Portfolios may invest in swap contracts. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. A “standard” swap contract is an agreement between two parties to exchange the return generated by one asset for the return (or differential in rate of return) generated by another asset. The payment streams are calculated by reference to a specified asset, such as a specified security or index, and agreed upon “notional amount” (e.g., a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.

Swap agreements historically have been individually negotiated and most swap agreements are currently traded over the counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Portfolio. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

A Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Thus, a Portfolio’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by, for example, designating the segregation, either on the records of the Portfolio’s Sub-Adviser or with the Trust’s custodian, of cash, receivables or other liquid assets. To the extent that the net amount owed to a swap counterparty is covered by an offsetting position or with cash, receivables or liquid assets, the Manager believes that such obligation does not constitute a “senior security” under the 1940 Act and, accordingly, will not treat it as being subject to a Portfolio’s senior security or borrowing restrictions. With respect to swap transactions that are not entered into on a net basis, a Portfolio will cover its obligation under any such transaction in a manner consistent with the 1940 Act so that the obligation does not constitute a “senior security” under the 1940 Act. A Portfolio may enter into swap transactions in accordance with guidelines established by the Board of Trustees. Pursuant to these guidelines, a Portfolio may only enter into swap transactions where its Sub-Adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the Manager.

Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty or clearing house default, the risk of loss with respect to swaps is limited to the net amount of payments a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements generally are valued by the Portfolio at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.

The use of swaps is a highly specialized activity that involves investment techniques and risks (such as counter-party risk) different from those associated with ordinary portfolio securities transactions. If a Portfolio’s Sub-Adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. The Dodd-Frank Act changed the way the U.S. swap market is supervised and regulated. Developments in the swaps market under final implementing regulations under the Dodd-Frank Act will adversely affect a Portfolio’s ability to enter into certain swaps in the OTC market (and requires that certain of such instruments be exchange-traded and centrally-cleared). Dodd-Frank Act developments also could adversely affect a Portfolio’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Portfolio to post margin on OTC swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Portfolio’s swap investments, which could adversely affect Portfolio investors.

A Portfolio may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, credit default swaps, interest rate swaps, caps, floors and swap options. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indexes, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Portfolio or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).

Inflation swaps into which a Portfolio may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CIP swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Portfolio may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

A Portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and five years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Portfolio generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the Portfolio generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a Portfolio would effectively add leverage because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” is intended to ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Manager believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio may value the credit default swap at its notional amount in applying certain of the Portfolio’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions.

U.S. Government Securities.    As indicated in Appendix A, certain of the Portfolios may invest in U.S. Government Securities. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Examples of obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. government (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Ginnie Mae); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by Fannie Mae); and securities issued or guaranteed by government agencies that are supported primarily or solely by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority). As a result of market influences, yields of short-term U.S. Treasury debt instruments are near historical lows.

U.S. government securities also include Treasury inflation-indexed securities (originally known as Treasury inflation-protected securities or “TIPS”), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Interest on TIPS is payable semiannually on the inflation-adjusted principal value. The periodic adjustment to the principal value of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. The principal value of TIPS would decline during periods of deflation and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced, but the principal amount payable at maturity would not be less than the original par amount. The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the taxable year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation” below.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. This and other developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms.

Variable Rate Notes.    The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

Warrants.    As indicated in Appendix A, certain of the Portfolios may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. A warrant ceases to have value if it is not exercised prior to its expiration date. As a result, warrants may be considered more speculative that certain other types of investments.

Zero-Coupon Bonds and Payment in-Kind Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in zero-coupon or payment-in-kind bonds or both. Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount” or “OID”), generally pay interest only at maturity rather than at intervals during the life of the security, and are redeemed at face value when they mature. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds in additional bonds rather than in cash. Zero-coupon and payment-in-kind bonds thus allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, those bonds may involve greater credit risks, and their value is subject to greater fluctuation in response to changes in market interest rates, than bonds that pay current interest in cash. Even though such bonds do not pay current interest in cash, a Portfolio that invests in them is nonetheless required annually to accrue as interest income a portion of the OID on zero-coupon bonds and the “interest” on payment-in-kind bonds for federal income tax purposes and generally to distribute the amount of that interest at least annually to its shareholders. See the “Taxation” section of this SAI. Thus, each Portfolio that invests in such bonds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Sub-Advisers or when one Sub-Adviser replaces another, necessitating changes in the Portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, within and outside the control of a Portfolio, the Manager and the Sub-Adviser(s), investment strategy changes, changes in a Sub-Adviser’s investment outlook or changes in the Sub-Adviser managing the Portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Portfolio and shareholders. A Portfolio’s Sub-Adviser will consider the economic effects of portfolio turnover but generally will not treat a Portfolio’s annual portfolio turnover rate as a factor preventing a sale or purchase when a Sub-Adviser believes investment considerations warrant such sale or purchase. Decisions to buy and sell securities for a Portfolio are made by a Sub-Adviser independently from other Sub-Advisers. Thus, one Sub-Adviser could decide to sell a security when another Sub-Adviser decides to purchase the same security, thereby increasing a Portfolio’s portfolio turnover rate. Portfolio turnover may vary greatly from year to year as well as within a particular year. EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio and EQ/Real Estate PLUS Portfolio each experienced significant variation in their portfolio turnover rates over the fiscal years ended December 31, 2014 and December 31, 2013. Significant variation was primarily a result of a reduction in trading volume due to market conditions. The portfolio turnover rates for a Portfolio are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the Portfolio’s Prospectus.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the Trust’s Portfolios’ current portfolio holdings information and to prevent the selective disclosure of such information. Each Portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC including the quarterly holdings report on Form N-Q, filed within 60 days of the end of each fiscal quarter, and the annual and semiannual report to shareholders on Form N-CSR. These reports (i) are available on the SEC’s website at http://www.sec.gov; and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330). The Trust’s annual and semiannual reports to shareholders are available without charge on the Trust’s website at www.axa-equitablefunds.com.

The Trust generally makes publicly available top portfolio holdings (typically the Portfolios’ top fifteen (15) holdings) on a quarterly basis at the following website: www.axa-equitablefunds.com. Copies of such information are also available upon request to the Trust. Except as noted below, all such information generally is released with a 30-day lag time, meaning top fifteen (15) portfolio holdings information as of the end of the quarter generally is not released until the 30th day following such quarter-end. With respect to the Trust’s funds-of-funds portfolios (i.e., the All Asset Allocation Portfolios and the Strategic Allocation Portfolios) information regarding such Portfolios’ holdings information is generally available monthly on the Trust’s website at www.axa-equitablefunds.com.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with the Sub-Administrator and Custodian (JPMorgan Chase Bank, N.A.), a service provider to the directed brokerage program, BNY ConvergEx Group, LLC, a provider of execution management services (Neovest, Inc.), certain third-party data services (Thomson Reuters Vestek), mutual fund evaluation services (Lipper, Inc. and Morningstar, Inc.) and consultants (Rocaton Investment Advisors, LLC). Each of these third parties receives current portfolio holdings information at month ends, with the exception of JPMorgan Chase Bank, N.A., BNY ConvergEx Group, LLC, Neovest, Inc. and Thomson Reuters Vestek, which receive such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information either by explicit agreement or by virtue of its respective duties to the Trust.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Portfolio to service providers that have contracted to provide services to the Trust, and other organizations, which may include, but are not limited to: AXA Equitable; the Manager; the Sub-Advisers; the independent registered public accounting firm; the Custodian; the Administrator; the sub-administrator; the transfer agent; counsel to the Portfolios or the non-interested trustees; regulatory authorities and courts; the Investment Company Institute; pricing services (Pricing Direct Inc., Interactive Data Pricing and Reference Data Inc., Investment Technology Group, Inc., J.J. Kenney, Loan Pricing Corporation, Muller Data, Bloomberg L.P., Thomson Reuters (Markets) LLC, MarkIt Group Limited, EMStar, Barclays Plc); peer analysis services (Mellon Analytics); performance review services (Evestment Alliance, Informais); back office services (iX Partners, Ltd., Sunguard Financial, Principal Global Investors, The Bank of New York Mellon Corporation); research tool/quote system (Thomson Reuters); trade execution management and/or analysis (Plexus, Elkins McSherry Inc., Abel Noser Corp., FX Transparency, LLC, UAT, Inc.); data consolidator (Electra); trade order management services (Investment Technology Group Inc., ITG Macgregor XIP, Charles River, TCS); books and records vendor (Checkfree); GIPS auditor (Vincent Performance Services); auditor (PricewaterhouseCoopers LLP); marketing research services (Strategic Insight); portfolio analysis services (Barra TotalRisk System); commission tracking (Cogent Consulting); accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); transition management/brokerage services software vendors (CDS/Computer, The MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Confluence Technologies, Inc., FactSet Research Systems Inc., Investment Technology Group, Inc., Investor Tools Perform, MSCI Inc., Citigroup Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services; corporate actions and trade confirmation (Brown Brothers Harriman & Co.); OTC derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s Financial Services LLC (a division of The McGraw-Hill Companies), Moody’s Investor Service, Inc.); index providers (Russell Investment Group); consulting firms (Mercer, CRA RogersCasey, Macro Consulting, Ernst & Young); data providers (InvestorForce); broker-dealers who provide execution or research services to the Trust’s Portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (R.R. Donnelley & Sons Company); proxy voting services (Riskmetrics Group, Inc., Broadridge Financial Solutions, Inc. and Glass Lewis & Co.); 401(k) administrator (Hewitt Associates); and tax services (Wolters Kluwer Financial Services). The entities to which each Portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such disclosure is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG LLC’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Portfolios and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media.

FMG LLC is responsible for administering the release of portfolio holdings information with respect to the Portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG LLC’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer (“CCO”) monitor and review any potential conflicts of interest between the Portfolios’ shareholders and the Manager, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board approved this policy and determined that it is in the best interest of the Portfolios. The Board must also approve any material change to this policy. The Board oversees implementation of this policy and receives quarterly reports from the Trust’s CCO regarding any violations or exceptions to this policy that were granted by FMG LLC’s Legal and Compliance Group.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (1958)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present	From May 2011 to present, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	118	None

*	Affiliated with the Manager and/or the Distributor.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From January 1, 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	89	From 2011 to 2012, Director, and from 2012 to present Advisory Committee Member, M&T Corporation; from
					2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From March 1997 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	89	None
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From January 1, 2014 to present	Retired. From 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	89	From 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1942)	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation; from 1984 to 1994 President and Chief Executive Officer of the CVS Division of Melville Corporation.	89	From 1997 to 2012, Director, LoJack Corporation.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Lead Independent Trustee	From May 2000 to present; from September 2011 to present, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	89	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long –Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund.
Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1952)	Trustee	From January 2012	From May 2002 to present, Partner, The Capital Management Corporation (investment advisory firm).	89	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From January 2012	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank).	89	From 1997 to 2009, Director, Hearst-Argyle Television.

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Qualifications and Experience of the Trustees

In determining that a particular Trustee is qualified to serve as a Trustee, the Board considered a wide variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have diverse and complimentary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of each Portfolio’s shareholders. Information about certain of the specific qualifications and experience of each Trustee relevant to the Board’s conclusion that the Trustee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee that the Board believes support a conclusion that the Trustee should serve as a Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Trustee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and Chairman of the Trust and other registered investment companies.

Independent Trustees

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms and multiple years of service on the boards of public and private companies and organizations.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the Trust.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies and multiple years of service on the boards of public and private companies and organizations.

Harvey Rosenthal — Mr. Rosenthal has experience in senior management positions with a large publicly-traded corporation and multiple years of service as a Trustee of the Trust.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust.

Kenneth L. Walker — Mr. Walker has a background in the financial services industry and senior management experience with investment management firms.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm and multiple years of service on the boards of public and private companies and organizations.

Board Structure.    The Board currently is comprised of eight Trustees, seven of which are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Steven M. Joenk, who, among other things, serves as Chairman of the Board, is an “interested person” (as that term is defined in the 1940 Act) of the Trust. The Board has appointed Gary S. Schpero to serve as Lead Independent Trustee. The Trust’s Lead Independent Trustee is recommended by the Trust’s Governance Committee (formerly, known as the Nominating and Compensation Committee) and approved by the full Board. The Lead Independent Trustee, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.

The Board holds five regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (discussed in more detail below). All Independent Trustees are members of the Audit Committee and the Governance Committee. Each Independent Trustee is also a member of the Investment Committee. This structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of a Lead Independent Trustee, is appropriate given the asset size of the Trust, the number of Portfolios offered by the Trust, the number of Trustees overseeing the Trust and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

Risk Oversight.    The management of various risks relating to the administration and operation of the Trust and its Portfolios is the responsibility of the Manager and the other service providers, including any Sub-Advisers, retained by the Trust or the Manager, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Portfolios and the Trust and the risk of conflicts of interest affecting the Manager (or its affiliates) in managing the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks. Under the overall supervision of the Board, the Manager and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address these and other risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board has been advised that it is not practicable to identify all of the risks that may impact the Portfolios or to develop procedures or controls that are designed to eliminate all such risk exposures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer and CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Manager on the investments and securities trading of the Portfolios, as well as reports from the Valuation Committee (discussed below in the section “Purchase and Pricing of Shares”) regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Sub-Advisers to the Portfolios as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires the Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees of the Board

The Board has three standing committees an Audit Committee, a Governance Committee and an Investment Committee. All of the Independent Trustees are members of the Audit Committee, the Governance Committee and the Investment Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held four meetings during the fiscal year ended December 31, 2014. Ms. Williams serves as the Chair of the Audit Committee.

The Governance Committee’s functions are to provide oversight of the Trust’s CCO; consider the size and committee structure of the Board; nominate and evaluate candidates for Independent Trustee membership and membership on committees of the Trust; and review the compensation arrangements for each of the Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Manager to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The Governance Committee will not consider nominees recommended by Contract owners. The Governance Committee held three meetings during the fiscal year ended December 31, 2014. Mr. Komisarjevsky serves as the Chair of the Governance Committee.

The Investment Committee’s function is to assist the Board in its oversight of Portfolio performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Portfolio performance and interfacing with personnel at the Manager and the Sub-Advisers responsible for portfolio management. The Co-Chairs of the Investment Committee are Mr. Rosenthal and Mr. McMeekin. The Investment Committee met four times during the fiscal year ended December 31, 2014.

Compensation of the Trustees

Effective October 1, 2014, each Independent Trustee receives from the Trust an annual fee of $270,000, payable quarterly, representing the payment of an annual retainer and all regular, committee and special meeting fees. In addition, an annual retainer of $40,000 is paid to the lead Independent Trustee; an annual retainer of $25,000 is paid to the Chair of the Audit Committee; an annual retainer of $20,000 is paid to the Chair of the Governance Committee; and an annual retainer of $15,000 is paid to each of the co-Chairs of the Investment Committee. Trustees also received reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Prior to October 1, 2014, each Independent Trustee received from the Trust an annual fee of $260,000, payable quarterly, representing the payment of an annual retainer and all regular, committee and special meeting fees. In addition, an annual retainer of $30,000 was paid to the lead Independent Trustee; an annual retainer of $22,500 was paid to the Chair of the Audit Committee; an annual retainer of $15,000 was paid to the Chair of the Governance Committee; and an annual retainer of $7,500 was paid to the Co-Chairs of the Investment Committee. Trustees also received reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Trustee Compensation Table

for the Year Ended December 31, 2014

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Interested Trustees
Steven M. Joenk	$-0-	$-0-	$-0-	$-0-
Independent Trustees
Christopher P.A. Komisarjevsky	$278,750	$-0-	$-0-	$278,750
Harvey Rosenthal	$271,875	$-0-	$-0-	$271,875
Gary S. Schpero	$295,000	$-0-	$-0-	$295,000
Kenneth L. Walker	$262,500	$-0-	$-0-	$262,500
Caroline L. Williams	$270,000	$-0-	$-0-	$270,000
Donald E. Foley	$262,500	$-0-	$-0-	$262,500
H. Thomas McMeekin	$262,500	$-0-	$-0-	$262,500
Jettie M. Edwards††	$287,500	$-0-	$-0-	$287,500
William M. Kearns†	$262,500	$-0-	$-0-	$262,500

**	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 89 portfolios of two (2) trusts in the fund complex.

†	Mr. Kearns retired as a Trustee of the Trust effective December 31, 2014.

††	Ms. Edwards retired as a Trustee of the Trust effective March 31, 2015.

As of December 31, 2014, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Manager, Sub-Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the Trust did not beneficially own shares of any Portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities

as of December 31, 2014

Name of Trustee	Dollar Range of Equity Securities in the Portfolios		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:
Interested Trustee
Steven M. Joenk	EQ/GAMCO Small Company Value	over $100,000	over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:
Independent Trustees
Jettie M. Edwards*	None	None
Christopher P.A. Komisarjevsky	None	None
Harvey Rosenthal	None	None
Gary S. Schpero	None	None
Kenneth L. Walker	None	None
Caroline L. Williams	None	None
Donald E. Foley	None	None
H. Thomas McMeekin	None	None

*	Ms. Edwards resigned as Trustee of the Trust, effective March 31, 2015.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, Chairman, President and Chief Executive Officer	From September 2004 to present, Trustee and Chairman and from December 2002 to present, Chief Executive Officer and President.	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1955)	Vice President and Secretary	From July 1999 to Present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Financial and AXA Equitable.

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Vice President	From June 2010 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President AXA Financial and AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From June 2007 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director, AXA Financial and AXA Equitable.
James Kelly Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From July 1999 to Present	From June 2012 to present, Senior Vice President of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Financial; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.
William MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1975)	Vice President and Assistant Secretary	From September 2006 to present	From June 2012 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC; from May 2011 to June 2012, Vice President and Associate Corporate Counsel of FMG LLC; from May 2008 to present, Lead Director and Associate General Counsel of AXA Equitable.
Anthony Geron, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1971)	Vice President and Assistant Secretary	From July, 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to May 2014 Associate of Willkie Farr & Gallagher LLP.
Michael Weiner, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1982)	Vice President and Assistant Secretary	From July, 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to April 2014 Associate of Milbank, Tweed, Hadley & McCloy LLP.

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA’s FMG.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (1963)	Vice President	From March 2011 to present	From June 2012 to present, Senior Director of FMG LLC; from September 2010 to present Senior Director of AXA Equitable; from November 2005 to September 2010 Assistant Vice President of AXA Equitable.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable.
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (1962)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Lead Manager/Senior Legal Assistant for AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Senior Manager/Legal Assistant for AXA Equitable.

*	The officers in the table above (except Ms. Charalambous and Ms. Espaillat) hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include 1290 Funds, AXA Premier VIP Trust and the Trust.
**	Each officer is elected on an annual basis.

Control Persons and Principal Holders of Securities

AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of March 31, 2015. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

See Appendix E to this SAI for a list of control persons and principal holders of securities of each Portfolio.

As of March 31, 2015, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of any Portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

FMG LLC currently serves as the investment manager for each Portfolio. Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), Morgan Stanley Investment Management Inc. (“MSIM Inc.”), BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Financial Management, Inc. (“BlackRock Financial”), J.P. Morgan Investment Management Inc. (“JPMorgan”), First International Advisors, LLC (“First International”),

AllianceBernstein, L.P. (“AllianceBernstein”), Capital Guardian Trust Company (“Capital Guardian”), Calvert Investment Management, Inc. (“Calvert”), Marsico Capital Management, LLC (“Marsico”), Boston Advisors, LLC (“Boston Advisors”), GAMCO Asset Management Inc. (“GAMCO”), Pacific Investment Management Company, LLC (“PIMCO”), UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), The Dreyfus Corporation (“Dreyfus”), Lord, Abbett & Co. LLC (“Lord Abbett”), Franklin Advisers, Inc. (“Franklin Advisers”), Franklin Advisory Services, LLC (“Franklin Advisory”), Franklin Mutual Advisers, LLC (“Franklin Mutual”), OppenheimerFunds, Inc. (“Oppenheimer”), Templeton Investment Counsel, LLC (“Templeton”), WHV Investments (“WHV”), Institutional Capital LLC (“ICAP”), Wellington Management Company LLP (“Wellington Management”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Hirayama Investments, LLC (“Hirayama”), SSGA Funds Management, Inc. (“SSGA FM”), Wells Capital Management Inc. (“Wells Capital Management”), Invesco Advisers, Inc. (“Invesco”), Northern Cross, LLC (“Northern Cross”), EARNEST Partners, LLC (“EARNEST”), AXA Investment Managers, Inc. (“AXA IM”), AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), Palisade Capital Management, L.L.C. (“Palisade”), Diamond Hill Capital Management, Inc. (“Diamond Hill”) Post Advisory Group, LLC (“Post”), Thornburg Investment Management, Inc. (“Thornburg”), Knightsbridge Asset Management, LLC (“Knightsbridge”), Allianz Global Investors U.S. LLC (“Allianz”), Pacific Global Investment Management Company (“Pacific Global”), ClearBridge Investments, LLC (“ClearBridge”), Scotia Institutional Asset Management US, Ltd. (“Scotia”), Westfield Capital Management Company, L.P. (“Westfield”), Horizon Asset Management LLC (“Horizon”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and DoubleLine Capital L.P. (“DoubleLine”) (each a “Sub-Adviser,” and together the “Sub-Advisers”) serve as investment advisers to one or more of the Portfolios, as described more fully in the Prospectuses.

FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of FMG LLC, AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned subsidiary of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Manager serves as the investment manager of the Trust pursuant to Investment Management Agreements with respect to the Portfolios (each, a “Management Agreement”). Subject always to the direction and control of the Trustees of the Trust, under each Management Agreement, the Manager has, with respect to each sub-advised Portfolio or portion thereof, (i) overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) full discretion to select new or additional Sub-Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Sub-Advisers; (iv) full discretion to terminate and replace any Sub-Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio’s assets not then managed by a Sub-Adviser. In connection with the Manager’s responsibilities under the Management Agreements, the Manager will assess each Portfolio’s investment focus and, with respect to Portfolios advised by one or more Sub-Advisers, will seek to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more current or additional Sub-Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each such Sub-Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio)

under the management of such Sub-Adviser, and review and report to the Trustees of the Trust on the performance of each Sub-Adviser. The Manager will furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager’s own initiative, the Manager will apprise, or cause the appropriate Sub-Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Sub-Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data. With respect to AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA Global Equity Managed Volatility Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, the AXA Managed Volatility Portfolios, and certain Hybrid Portfolios, the Manager also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of each Portfolio.

With respect to the All Asset Allocation Portfolios, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the EQ/International ETF Portfolio, the EQ/Energy ETF Portfolio, the EQ/Low Volatility Global ETF Portfolio, the Strategic Allocation Portfolios, the ETF Allocated Portions of the EQ/High Yield Bond Portfolio and EQ/Convertible Securities Portfolio and certain portions of the Hybrid Portfolios the Manager will: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios and Underlying ETFs, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) apprise the Trust of developments materially affecting the Portfolios; and (iv) carry out the directives of the Board.

Under each Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions

•

related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

•	related to the investment advisory services to be provided by any Sub-Adviser pursuant to an advisory agreement with the Manager (“Advisory Agreement”).

•

Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Sub-Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

Each Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Manager or its affiliates.

The continuance of each Management Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by the Trust’s Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for such purpose. The Management Agreement with respect to each Portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees, including a majority of the Independent Trustees, or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Manager for its services. The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios as set forth in the Prospectuses (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the net annual operating expenses (with certain exceptions as set forth in the Prospectuses) of the Portfolio are limited to the extent described in the “Management of the Trust-Expense Limitation Agreement” section of the Prospectuses.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s Independent Trustees; the costs of preparing, setting in type, printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below under “The Distributor,” the Class IA and IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

The tables below show the fees paid by each Portfolio to the Manager during the years ended December 31, 2012, 2013 and 2014, respectively. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each Portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. During the years ended December 31, 2012, December 31, 2013 and December 31, 2014, the Manager received $1,173,257, $474,230 and $1,608,273 respectively, in reimbursement for the 65, 77 and 82 portfolios, respectively, comprising the Trust during those years. The Manager did not receive reimbursement from the Multimanager Portfolios during 2012 and 2013.

CALENDAR YEAR ENDED DECEMBER 31, 2012

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
All Asset Aggressive – Alt 25**	$173	$—	$85,981
All Asset Growth – Alt 20	$269,660	$—	$735,137
All Asset Moderate Growth – Alt 15**	$207	$—	$85,990
ATM International Managed Volatility	$10,080,322	$10,080,322	$—
ATM Large Cap Managed Volatility	$19,833,074	$19,833,074	$—
ATM Mid Cap Managed Volatility	$2,039,870	$2,039,870	$—
ATM Small Cap Managed Volatility	$4,753,399	$4,753,399	$—
AXA 400 Managed Volatility	$737,846	$731,915	$5,931
AXA 500 Managed Volatility	$10,144,987	$10,144,987	$—
AXA 2000 Managed Volatility	$3,146,233	$3,146,233	$—
AXA Aggressive Strategy**	$33,492	$—	$81,092
AXA Balanced Strategy	$1,192,631	$684,219	$508,412
AXA Conservative Growth Strategy	$602,274	$73,095	$529,179
AXA Conservative Strategy	$401,221	$—	$473,041
AXA Global Equity Managed Volatility	$15,176,487	$15,176,487	$—
AXA Growth Strategy	$961,994	$722,067	$239,927
AXA International Core Managed Volatility	$6,945,525	$6,945,525	$—
AXA International Managed Volatility	$2,821,179	$2,821,179	$—
AXA International Value Managed Volatility	$7,102,824	$7,102,824	$—
AXA Large Cap Core Managed Volatility	$2,870,629	$2,870,629	$—
AXA Large Cap Growth Managed Volatility	$10,285,596	$10,285,596	$—
AXA Large Cap Value Managed Volatility	$14,398,609	$14,398,609	$—
AXA Mid Cap Value Managed Volatility	$9,218,255	$9,218,255	$—
AXA Moderate Growth Strategy	$2,853,216	$2,779,545	$73,671
AXA Ultra Conservative Strategy	$198	$—	$103,381
AXA/AB Dynamic Moderate Growth	$2,232,560	$2,174,618	$57,942
AXA/AB Small Cap Growth	$11,833,928	$11,833,928	$—
AXA/Franklin Balanced Managed Volatility	$7,212,158	$7,212,158	$—
AXA/Franklin Small Cap Value Managed Volatility	$2,331,785	$2,331,785	$—
AXA/Franklin Templeton Allocation Managed Volatility	$656,750	$—	$1,003,028
AXA/Loomis Sayles Growth	$2,714,077	$2,714,077	$—
AXA/Mutual Large Cap Equity Managed Volatility	$4,685,507	$4,685,507	$—
AXA/Templeton Global Equity Managed Volatility	$4,778,006	$4,778,006	$—
EQ/BlackRock Basic Value Equity	$12,668,820	$12,668,820	$—
EQ/Boston Advisors Equity Income	$6,700,578	$5,959,015	$741,563
EQ/Calvert Socially Responsible	$415,516	$415,516	$—
EQ/Capital Guardian Research	$7,671,654	$7,059,753	$611,901
EQ/Common Stock Index	$16,652,145	$16,652,145	$—
EQ/Core Bond Index	$22,174,885	$22,174,885	$—
EQ/Equity 500 Index	$7,573,555	$7,573,555	$—
EQ/GAMCO Mergers and Acquisitions	$2,388,170	$2,388,170	$—
EQ/GAMCO Small Company Value	$15,664,368	$15,664,368	$—
EQ/Global Bond PLUS	$4,343,797	$4,343,797	$—
EQ/Intermediate Government Bond	$25,394,641	$25,394,641	$—
EQ/International Equity Index	$6,064,194	$6,064,194	$—
EQ/International ETF	$1,061,865	$1,045,112	$16,753
EQ/Invesco Comstock	$1,922,625	$1,771,107	$151,518
EQ/JPMorgan Value Opportunities	$2,177,509	$2,167,744	$9,765
EQ/Large Cap Growth Index	$3,993,808	$3,993,808	$—
EQ/Large Cap Value Index	$1,214,071	$1,214,071	$—

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/MFS International Growth	$11,579,800	$11,579,800	$—
EQ/Mid Cap Index	$4,266,234	$4,266,234	$—
EQ/Money Market	$4,647,456	$—	$4,817,030
EQ/Morgan Stanley Mid Cap Growth	$6,892,887	$6,892,887	$—
EQ/Oppenheimer Global	$3,583,427	$3,405,964	$177,463
EQ/PIMCO Ultra Short Bond	$15,290,816	$15,290,816	$—
EQ/Quality Bond PLUS	$3,225,367	$1,538,347	$1,687,020
EQ/Small Company Index	$2,095,187	$2,095,187	$—
EQ/T.Rowe Price Growth Stock	$6,700,880	$6,629,533	$71,347
EQ/UBS Growth and Income	$1,101,144	$894,281	$206,863
EQ/Wells Fargo Omega Growth	$5,435,424	$5,435,424	$—
Multimanager Aggressive Equity	$8,484,231	$8,484,231	$—
Multimanager Core Bond	$11,428,075	$11,428,075	$—
Multimanager Mid Cap Growth	$3,605,777	$3,572,092	$33,685
Multimanager Mid Cap Value	$4,427,501	$4,387,223	$40,278
Multimanager Technology	$6,102,490	$6,102,490	$—

*	The AXA/AB Short Duration Government Bond Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio, AXA Natural Resources Portfolio, EQ/Real Estate PLUS Portfolio, EQ/PIMCO Global Real Return Portfolio, All Asset Aggressive – Alt 50 Portfolio, All Asset Aggressive – Alt 75 Portfolio, AXA SmartBeta Equity Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, EQ/Convertible Securities Portfolio, AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA, Morgan Stanley Small Cap Growth Portfolio and AXA/Pacific Global Small Cap Value Portfolio are not included in the table above because they had no operations in 2012.

**	No management fees were paid by AXA Aggressive Strategy Portfolio prior to April 12, 2012. No management fees were paid by All Asset Moderate Growth — Alt 15 Portfolio or All Asset Aggressive — Alt 25 Portfolio prior to August 29, 2012.

CALENDAR YEAR ENDED DECEMBER 31, 2013

Portfolio*	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
All Asset Aggressive – Alt 25	$2,208	$—	$143,380
All Asset Aggressive – Alt 50**	$691	$—	$55,927
All Asset Aggressive – Alt 75**	$686	$—	$56,106
All Asset Growth – Alt 20	$285,772	$—	$663,051
All Asset Moderate Growth – Alt 15	$2,634	$—	$167,382
ATM International Managed Volatility	$10,494,751	$10,494,751	$—
ATM Large Cap Managed Volatility	$19,972,303	$19,972,303	$—
ATM Mid Cap Managed Volatility	$1,763,274	$1,763,274	$—
ATM Small Cap Managed Volatility	$5,524,185	$5,524,185	$—
AXA 400 Managed Volatility	$1,735,500	$1,735,500	$—
AXA 500 Managed Volatility	$15,780,224	$15,780,224	$—
AXA 2000 Managed Volatility	$6,953,939	$6,953,939	$—
AXA Aggressive Strategy	$371,560	$371,560	$—
AXA Balanced Strategy	$1,883,083	$1,260,760	$622,323
AXA Conservative Growth Strategy	$914,544	$227,013	$687,531

Portfolio*	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
AXA Conservative Strategy	$581,578	$—	$605,042
AXA Global Equity Managed Volatility	$16,612,947	$16,612,947	$—
AXA Growth Strategy	$1,699,831	$1,507,223	$192,608
AXA International Core Managed Volatility	$9,538,391	$9,538,391	$—
AXA International Managed Volatility	$4,432,195	$4,432,195	$—
AXA International Value Managed Volatility	$7,535,577	$7,535,577	$—
AXA Large Cap Core Managed Volatility	$7,525,692	$7,525,692	$—
AXA Large Cap Growth Managed Volatility	$16,836,669	$16,836,669	$—
AXA Large Cap Value Managed Volatility	$19,027,327	$19,027,327	$—
AXA Mid Cap Value Managed Volatility	$11,250,843	$11,250,843	$—
AXA Moderate Growth Strategy	$4,146,753	$4,146,753	$—
AXA Natural Resources**	$77,210	$—	$154,482
AXA SmartBeta Equity**	$13,056	$—	$51,496
AXA Ultra Conservative Strategy	$4,630	$—	$111,221
AXA/AB Dynamic Moderate Growth	$6,766,003	$6,766,003	$—
AXA/AB Short Duration Government Bond**	$1,923,603	$1,923,603	$—
AXA/AB Small Cap Growth	$11,563,216	$11,563,216	$—
AXA/Franklin Balanced Managed Volatility	$8,120,543	$8,120,543	$—
AXA/ Franklin Small Cap Value Managed Volatility	$2,622,078	$2,622,078	$—
AXA/Franklin Templeton Allocation Managed Volatility	$722,919	$—	$1,062,811
AXA/Loomis Sayles Growth	$2,173,007	$2,173,007	$—
AXA/Mutual Large Cap Equity Managed Volatility	$5,083,561	$5,083,561	$—
AXA/Templeton Global Equity Managed Volatility	$5,663,380	$5,663,380	$—
EQ/BlackRock Basic Value Equity	$11,977,598	$11,977,598	$—
EQ/Boston Advisors Equity Income	$7,145,461	$6,400,661	$744,800
EQ/Calvert Socially Responsible	$501,819	$501,819	$—
EQ/Capital Guardian Research	$5,040,499	$4,616,420	$424,079
EQ/Common Stock Index	$18,242,114	$18,242,114	$—
EQ/Convertible Securities**	$16,024	$—	$52,486
EQ/Core Bond Index	$25,202,830	$25,202,830	$—
EQ/Emerging Markets Equity PLUS**	$121,066	$—	$152,749
EQ/Energy ETF**	$4,604	$—	$53,899
EQ/Equity 500 Index	$8,958,975	$8,958,975	$—
EQ/GAMCO Mergers and Acquisitions	$2,489,448	$2,489,448	$—
EQ/GAMCO Small Company Value	$19,428,473	$19,428,473	$—
EQ/Global Bond PLUS	$2,948,091	$2,897,290	$50,801
EQ/High Yield Bond**	$308,281	$240,295	$67,986
EQ/Intermediate Government Bond	$26,408,687	$26,408,687	$—
EQ/International Equity Index	$6,463,324	$6,463,324	$—
EQ/International ETF	$996,379	$982,284	$14,095
EQ/Invesco Comstock	$1,484,562	$1,349,769	$134,793
EQ/JPMorgan Value Opportunities	$1,700,393	$1,677,799	$22,594
EQ/Large Cap Growth Index	$4,234,436	$4,234,436	$—
EQ/Large Cap Value Index	$1,525,980	$1,525,980	$—
EQ/Low Volatility Global ETF**	$4,298	$—	$53,914
EQ/MFS International Growth	$11,772,002	$11,772,002	$—
EQ/Mid Cap Index	$5,107,396	$5,107,396	$—

Portfolio*	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/Money Market	$4,523,871	$—	$4,810,681
EQ/Morgan Stanley Mid Cap Growth	$7,206,629	$7,206,629	$—
EQ/Oppenheimer Global	$2,858,093	$2,474,847	$383,246
EQ/PIMCO Global Real Return**	$74,095	$—	$122,428
EQ/PIMCO Ultra Short Bond	$12,771,605	$12,771,605	$—
EQ/Quality Bond PLUS	$5,117,831	$5,117,831	$—
EQ/Real Estate PLUS**	$73,606	$—	$177,017
EQ/Small Company Index	$2,445,262	$2,445,262	$—
EQ/T.Rowe Price Growth Stock	$5,761,875	$5,501,446	$260,429
EQ/UBS Growth and Income	$879,483	$715,642	$163,841
EQ/Wells Fargo Omega Growth	$4,249,423	$4,249,423	$—
Multimanager Aggressive Equity	$7,492,935	$7,492,935	$—
Multimanager Core Bond	$8,028,324	$8,028,324	$—
Multimanager Mid Cap Growth	$2,849,399	$2,712,506	$136,893
Multimanager Mid Cap Value	$3,475,059	$3,362,417	$112,642
Multimanager Technology	$6,359,108	$6,359,100	$8

*	The AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio and AXA/Pacific Global Small Cap Value Portfolio are not included in the table above because they had no operations in 2013.

**

No management fees were paid by EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio, AXA Natural Resources Portfolio, EQ/PIMCO Global Real Return Portfolio and EQ/Real Estate PLUS Portfolio prior to February 8, 2013. No management fees were paid by AXA/AB Short Duration Government Bond Portfolio prior to May 20, 2013. No management fees were paid by All Asset Aggressive — Alt 50 Portfolio, All Asset Aggressive — Alt 75 Portfolio, AXA SmartBeta Equity Portfolio, EQ/Convertible Securities Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio prior to October 28, 2013.

CALENDAR YEAR ENDED DECEMBER 31, 2014

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
All Asset Aggressive – Alt 25	$11,391	$—	$185,767
All Asset Aggressive – Alt 50	$4,266	$—	$190,188
All Asset Aggressive – Alt 75	$4,315	$—	$188,918
All Asset Growth – Alt 20	$296,242	$73,831	$222,411
All Asset Moderate Growth – Alt 15	$11,053	$—	$178,674
ATM International Managed Volatility	$9,784,059	$9,784,059	$—
ATM Large Cap Managed Volatility	$19,502,381	$19,502,381	$—
ATM Mid Cap Managed Volatility	$1,216,089	$1,216,089	$—
ATM Small Cap Managed Volatility	$5,013,247	$5,013,247	$—
AXA 400 Managed Volatility	$2,782,210	$2,782,210	$—
AXA 500 Managed Volatility	$23,405,845	$23,405,845	$—
AXA 2000 Managed Volatility	$10,428,611	$10,428,611	$—
AXA Aggressive Strategy	$1,148,339	$1,148,339	$—
AXA Balanced Strategy	$2,575,424	$2,074,373	$501,051
AXA Conservative Growth Strategy	$1,179,060	$485,200	$693,860

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
AXA Conservative Strategy	$682,784	$73,913	$608,871
AXA Global Equity Managed Volatility	$17,252,090	$17,252,090	$—
AXA Growth Strategy	$2,764,220	$2,764,220	$—
AXA International Core Managed Volatility	$12,030,447	$12,030,447	$—
AXA International Managed Volatility	$6,213,705	$6,213,705	$—
AXA International Value Managed Volatility	$7,564,680	$7,564,680	$—
AXA Large Cap Core Managed Volatility	$12,768,905	$12,768,905	$—
AXA Large Cap Growth Managed Volatility	$24,730,044	$24,730,044	$—
AXA Large Cap Value Managed Volatility	$26,121,990	$26,121,990	$—
AXA Mid Cap Value Managed Volatility	$12,796,644	$12,796,644	$—
AXA Moderate Growth Strategy	$5,483,696	$5,483,696	$—
AXA Natural Resources	$113,324	$—	$160,565
AXA SmartBeta Equity	$82,222	$—	$116,456
AXA Ultra Conservative Strategy	$6,115	$—	$95,169
AXA/AB Dynamic Moderate Growth	$12,267,313	$12,267,313	$—
AXA/AB Short Duration Government Bond	$7,189,117	$7,189,117	$—
AXA/AB Small Cap Growth	$11,899,226	$11,899,226	$—
AXA/Franklin Balanced Managed Volatility	$8,908,891	$8,908,891	$—
AXA/Franklin Small Cap Value Managed Volatility	$2,576,220	$2,576,220	$—
AXA/Franklin Templeton Allocation Managed Volatility	$727,187	$—	$1,023,445
AXA/Horizon Small Cap Value*	$911,196	$866,705	$44,491
AXA/Loomis Sayles Growth	$1,476,152	$1,466,110	$10,042
AXA/Lord Abbett Micro Cap*	$682,925	$599,063	$83,862
AXA/Morgan Stanley Small Cap Growth*	$1,480,531	$1,473,572	$6,959
AXA/Mutual Large Cap Equity Managed Volatility	$5,106,468	$5,106,468	$—
AXA/Pacific Global Small Cap Value*	$900,286	$855,520	$44,766
AXA/Templeton Global Equity Managed Volatility	$6,264,330	$6,264,330	$—
EQ/BlackRock Basic Value Equity	$10,509,614	$10,482,320	$27,294
EQ/Boston Advisors Equity Income	$6,353,701	$5,694,812	$658,889
EQ/Calvert Socially Responsible	$602,332	$602,332	$—
EQ/Capital Guardian Research	$2,304,900	$2,056,478	$248,422
EQ/Common Stock Index	$19,655,213	$19,655,213	$—
EQ/Convertible Securities	$126,374	$4,299	$122,075
EQ/Core Bond Index	$28,819,978	$28,819,978	$—
EQ/Emerging Markets Equity PLUS	$282,473	$179,057	$103,416
EQ/Energy ETF	$31,340	$—	$106,576
EQ/Equity 500 Index	$10,303,570	$10,303,570	$—
EQ/GAMCO Mergers and Acquisitions	$2,561,738	$2,561,738	$—
EQ/GAMCO Small Company Value	$21,314,671	$21,314,671	$—
EQ/Global Bond PLUS	$1,761,501	$1,751,850	$9,651
EQ/High Yield Bond	$816,285	$816,285	$—
EQ/Intermediate Government Bond	$27,163,333	$27,163,333	$—
EQ/International Equity Index	$6,936,709	$6,936,709	$—
EQ/International ETF	$418,677	$381,490	$37,187
EQ/Invesco Comstock	$1,012,529	$913,356	$99,173
EQ/JPMorgan Value Opportunities	$872,502	$852,645	$19,857
EQ/Large Cap Growth Index	$4,400,649	$4,400,649	$—

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/Large Cap Value Index	$1,937,299	$1,937,299	$—
EQ/Low Volatility Global ETF	$29,947	$—	$104,493
EQ/MFS International Growth	$10,470,465	$10,470,465	$—
EQ/Mid Cap Index	$5,515,623	$5,515,623	$—
EQ/Money Market	$4,295,068	$—	$4,708,522
EQ/Morgan Stanley Mid Cap Growth	$7,731,337	$7,731,337	$—
EQ/Oppenheimer Global	$1,347,663	$1,095,200	$252,463
EQ/PIMCO Global Real Return	$154,416	$54,303	$100,113
EQ/PIMCO Ultra Short Bond	$9,805,566	$9,769,053	$36,513
EQ/Quality Bond PLUS	$7,160,156	$7,160,156	$—
EQ/Real Estate PLUS	$131,306	$—	$200,815
EQ/Small Company Index	$2,493,779	$2,493,779	$—
EQ/T.Rowe Price Growth Stock	$4,908,721	$4,682,406	$226,315
EQ/UBS Growth and Income	$659,695	$527,426	$132,269
EQ/Wells Fargo Omega Growth	$2,791,939	$2,791,939	$—
Multimanager Aggressive Equity	$6,476,984	$6,476,984	$—
Multimanager Core Bond	$3,758,924	$3,690,621	$68,303
Multimanager Mid Cap Growth	$1,442,592	$1,198,225	$244,367
Multimanager Mid Cap Value	$1,834,064	$1,551,990	$282,074
Multimanager Technology	$7,189,425	$6,963,508	$225,917

*	No management fees were paid by AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio and AXA/Pacific Global Small Cap Value Portfolio prior to April 21, 2014.

See Appendix C to this SAI for information about the Portfolios’ portfolio managers.

The Sub-Advisers

The Manager has entered into one or more Sub-Advisory Agreements on behalf of each Portfolio (except the All Asset Allocation Portfolios, the EQ/International ETF Portfolio, the EQ/Energy ETF Portfolio, the EQ/Low Volatility Global ETF Portfolio, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the Strategic Allocation Portfolios) with the Sub-Advisers identified in the Prospectuses. The Sub-Advisory Agreements obligate the Sub-Advisers to: (i) make investment decisions on behalf of their respective Portfolios (or portions thereof); (ii) place all orders for the purchase and sale of investments for their respective Portfolios (or portions thereof) with brokers or dealers selected by the Manager and/or the Sub-Advisers; and (iii) perform certain related administrative functions in connection therewith.

As discussed in the Prospectuses, a discussion of the basis of the decision by the Trust’s Board to approve the Sub-Advisory Agreements with the Sub-Advisers is available in the Trust’s Annual or Semi-Annual Reports to Shareholders.

During the years ended December 31, 2012, 2013 and 2014 respectively, the Manager paid the following fees to the Sub-Advisers with respect to the Portfolios listed below pursuant to the Sub-Advisory Agreements:

	Sub-Advisory Fee Paid
Portfolio	2012	2013	2014
ATM International Managed Volatility	$1,048,246	$1,081,593	$990,446
ATM Large Cap Managed Volatility	$2,091,763	$2,085,323	$1,996,617
ATM Mid Cap Managed Volatility	$210,853	$184,593	$124,742

	Sub-Advisory Fee Paid
Portfolio	2012	2013	2014
ATM Small Cap Managed Volatility	$492,458	$568,029	$505,957
AXA 400 Managed Volatility	$93,111	$216,540	$342,816
AXA 500 Managed Volatility	$1,279,649	$1,990,956	$2,940,779
AXA 2000 Managed Volatility	$396,432	$869,452	$1,284,778
AXA Global Equity Managed Volatility*	$4,675,472	$5,200,176	$5,514,057
AXA International Core Managed Volatility*	$2,234,918	$2,989,598	$3,660,648
AXA International Managed Volatility	$355,700	$555,234	$765,307
AXA International Value Managed Volatility	$2,506,828	$2,563,680	$2,530,524
AXA Large Cap Core Managed Volatility*	$726,071	$2,205,359	$3,771,245
AXA Large Cap Growth Managed Volatility*	$3,505,749	$6,949,281	$9,330,678
AXA Large Cap Value Managed Volatility*	$4,124,604	$5,756,966	$8,563,668
AXA Mid Cap Value Managed Volatility*	$2,978,533	$3,690,923	$4,112,725
AXA Natural Resources*	N/A	$23,340	$34,763
AXA SmartBeta Equity*	N/A	$4,665	$29,368
AXA/AB Dynamic Moderate Growth	$1,029,384	$2,918,196	$5,243,731
AXA/AB Short Duration Government Bond*	N/A	$277,847	$1,038,414
AXA/AB Small Cap Growth	$7,614,266	$5,771,669	$5,907,126
AXA/Franklin Balanced Managed Volatility	$2,402,549	$2,666,541	$2,970,753
AXA/Franklin Small Cap Value Managed Volatility	$1,057,143	$1,202,905	$1,219,913
AXA/Horizon Small Cap Value*	N/A	N/A	$340,263
AXA/Mutual Large Cap Equity Managed Volatility	$1,935,933	$2,114,124	$2,108,850
AXA/Loomis Sayles Growth*	$1,085,957	$869,551	$622,540
AXA/Lord Abbett Micro Cap*	N/A	N/A	$373,124
AXA/Morgan Stanley Small Cap Growth*	N/A	N/A	$581,734
AXA/Pacific Global Small Cap Value*	N/A	N/A	$307,444
AXA/Templeton Global Equity Managed Volatility	$1,513,792	$1,761,394	$1,942,682
EQ/BlackRock Basic Value Equity	$7,046,342	$6,647,867	$5,775,611
EQ/Boston Advisors Equity Income	$1,937,457	$2,061,249	$1,844,202
EQ/Calvert Socially Responsible	$99,762	$120,530	$144,604
EQ/Capital Guardian Research	$4,163,355	$2,749,100	$1,354,768
EQ/Common Stock Index	$2,390,873	$2,625,765	$2,832,443
EQ/Convertible Securities*	N/A	$6,412	$50,735
EQ/Core Bond Index	$1,060,703	$1,194,221	$1,355,503
EQ/Emerging Markets Equity PLUS*	N/A	$45,446	$105,826
EQ/Equity 500 Index	$1,109,128	$1,275,835	$1,438,523
EQ/GAMCO Mergers and Acquisitions	$1,111,490	$1,156,582	$1,188,478
EQ/GAMCO Small Company Value	$7,480,437	$9,196,650	$10,028,593
EQ/Global Bond PLUS	$637,460	$463,539	$372,513
EQ/High Yield Bond*	N/A	$161,218	$467,552
EQ/Intermediate Government Bond	$1,202,720	$1,247,383	$1,280,777
EQ/International Equity Index	$303,309	$323,321	$346,741
EQ/Invesco Comstock	$1,172,172	$899,792	$623,185
EQ/JPMorgan Value Opportunities	$1,189,168	$947,309	$533,607
EQ/Large Cap Growth Index	$570,809	$605,293	$628,650
EQ/Large Cap Value Index	$59,541	$72,944	$90,551
EQ/MFS International Growth	$5,696,050	$5,730,775	$5,086,486
EQ/Mid Cap Index	$190,413	$226,553	$243,935
EQ/Money Market	$548,934	$533,751	$505,549
EQ/Morgan Stanley Mid Cap Growth	$3,817,997	$3,969,800	$4,211,367
EQ/Oppenheimer Global	$1,534,536	$1,220,648	$574,800
EQ/PIMCO Global Real Return*	N/A	$30,866	$64,342

	Sub-Advisory Fee Paid
Portfolio	2012	2013	2014
EQ/PIMCO Ultra Short Bond	$4,963,499	$4,094,348	$3,080,987
EQ/Quality Bond PLUS*	$665,454	$1,242,632	$1,716,793
EQ/Real Estate PLUS*	N/A	$21,185	$38,120
EQ/Small Company Index	$419,117	$489,363	$498,694
EQ/T. Rowe Price Growth Stock	$3,136,555	$2,647,404	$2,242,946
EQ/UBS Growth and Income	$417,157	$338,335	$263,973
EQ/Wells Fargo Omega Growth	$4,600,947	$3,597,672	$2,361,898
Multimanager Aggressive Equity	$3,191,190	$2,909,418	$2,303,824
Multimanager Core Bond	$2,935,252	$2,066,297	$964,045
Multimanager Mid Cap Growth	$1,375,431	$1,098,899	$525,799
Multimanager Mid Cap Value	$1,525,857	$1,216,110	$609,390
Multimanager Technology	$2,014,522	$2,128,486	$2,412,614

*

No sub-advisory fees were paid to AllianceBernstein on behalf of AXA/AB Short Duration Government Bond Portfolio prior to May 20, 2013. No sub-advisory fees were paid to AllianceBernstein or EARNEST Partners, LLC with respect to EQ/Emerging Markets Equity PLUS Portfolio prior to February 8, 2013. No sub-advisory fees were paid to AXA IM with respect to EQ/High Yield Bond Portfolio prior to February 8, 2013. No sub-advisory fees were paid to RBC GAM – US or AllianceBernstein with respect to AXA Natural Resources Portfolio prior to February 8, 2013. No sub-advisory fees were paid to AllianceBernstein or PIMCO with respect to EQ/Real Estate PLUS Portfolio prior to February 8, 2013. No sub-advisory fees were paid to PIMCO with respect to EQ/PIMCO Global Real Return Portfolio prior to February 8, 2013. No sub-advisory fees were paid to Capital Guardian with respect to the AXA Large Cap Core Managed Volatility Portfolio prior to June 21, 2013. No sub-advisory fees were paid to MFS with respect to AXA International Core Managed Volatility prior to June 21, 2013. No sub-advisory fees were paid to T. Rowe Price or Wells Capital Management with respect to AXA Large Cap Growth Managed Volatility Portfolio prior to June 21, 2013. No sub-advisory fees were paid to Diamond Hill with respect to AXA Mid Cap Value Managed Volatility Portfolio prior to July 19, 2013. No sub-advisory fees were paid to OppenheimerFunds with respect to AXA Global Equity Managed Volatility Portfolio prior to July 19, 2013. No sub-advisory fees were paid to PIMCO with respect to EQ/Quality Bond PLUS Portfolio prior to July 19, 2013. No sub-advisory fees were paid to BlackRock Investment with respect to AXA Large Cap Value Managed Volatility Portfolio prior to July 26, 2013. No sub-advisory fees were paid to AXA Rosenberg with respect to AXA SmartBeta Equity Portfolio prior to October 28, 2013. No sub-advisory fees were paid to Palisade with respect to EQ/Convertible Securities Portfolio prior to October 28, 2013. No sub-advisory fees were paid to Horizon or BlackRock Investment with respect to AXA/Horizon Small Cap Value Portfolio prior to April 11, 2014. No sub-advisory fees were paid to Lord Abbett or BlackRock Investment with respect to AXA/Lord Abbett Micro Cap Portfolio prior to April 11, 2014. No sub-advisory fees were paid to Morgan Stanley or BlackRock Investment with respect to AXA/Morgan Stanley Small Cap Growth Portfolio prior to April 11, 2014. No sub-advisory fees were paid to Pacific Global or BlackRock Investment with respect to AXA/Pacific Global Small Cap Value Portfolio prior to April 11, 2014. No sub-advisory fees were paid to EARNEST with respect to AXA International Core Managed Volatility Portfolio prior to May 1, 2014. No sub-advisory fees were paid to Post with respect to EQ/High Yield Bond Portfolio prior to May 1, 2014. No sub-advisory fees were paid to MFS with respect to AXA Large Cap Value Managed Volatility Portfolio prior to May 1, 2014. No sub-advisory fees were paid to Thornburg with respect to AXA Large Cap Core Managed Volatility Portfolio prior to May 1, 2014. No sub-advisory fees were paid to Loomis Sayles with respect to AXA/Loomis Sayles Growth Portfolio prior to September 1, 2014. Prior to September 1, 2014 sub-advisory fees were paid to Montag & Caldwell, LLC with respect to AXA/Loomis Sayles Growth Portfolio (formerly, EQ/Montag & Caldwell Growth Portfolio).

The Manager recommends Sub-Advisers for the Portfolios (other than the All Asset Allocation Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/International ETF Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and the Strategic Allocation Portfolios) to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, these Portfolios are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Sub-Advisory Agreements with Sub-Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new Sub-Advisers for new or existing funds, change the terms of particular Sub-Advisory Agreements or continue the employment of existing Sub-Advisers after events that under the 1940 Act and the Sub-Advisory Agreements would cause an automatic termination of the agreement. The Manager also may allocate a Portfolio’s assets to additional Sub-Advisers subject to approval of the Trust’s Board. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein, AXA IM, and AXA Rosenberg, unless the advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the Sub-Advisory Agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Sub-Advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio. The Manager may be subject to certain potential conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Manager may also be subject to potential conflicts of interest in recommending or selecting of Sub-Advisers, or choosing ETF investments, where applicable, to the extent it invests in ETFs sponsored by Sub-Advisers. As noted above, the Manager is affiliated with certain Sub-Advisers, including AllianceBernstein, and therefore the Manager will benefit not only from the net management fee the Manager retains, but also from the advisory fees paid by the Manager to the affiliated Sub-Adviser. Since the Manager pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Manager. The Manager or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Manager or its affiliates (including those in which the Trust’s Portfolios serve as investment options), which could financially benefit the Manager and its affiliates or provide an incentive to the Manager in selecting one Sub-Adviser over another. When recommending the appointment or continued service of an Sub-Adviser, consistent with its fiduciary duties, the Manager relies primarily on the qualitative and quantitative factors described in detail in the Prospectuses. In addition, the appointment of each Sub-Adviser is subject to approval of the Trust’s Board, including a majority of the Trust’s Independent Trustees.

Portfolio	Name and Control Persons of the Sub-Adviser
AXA SmartBeta Equity	AXA Rosenberg is a wholly-owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Rosenberg Group is an indirect, wholly-owned subsidiary of AXA Investment Managers SA. AXA SA directly and indirectly owns substantially all of AXA Investment Manager SA’s equity and ownership interests.

Portfolio	Name and Control Persons of the Sub-Adviser

AXA Natural Resources

AXA/AB Dynamic Moderate Growth

AXA/AB Short Duration Government Bond

AXA/AB Small Cap Growth

EQ/Common Stock Index

EQ/Equity 500 Index

EQ/International Equity Index

EQ/Large Cap Growth Index

EQ/Small Company Index

AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.
EQ/BlackRock Basic Value Equity	BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors, Inc. (“BlackRock Advisors”). BlackRock Advisors is a wholly-owned subsidiary of BlackRock Inc. (“BlackRock”). As of December 31, 2014, the PNC Financial Services Group (“PNC”) owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
EQ/Boston Advisors Equity Income	Boston Advisors is majority employee owned.
EQ/Calvert Socially Responsible	Calvert is a subsidiary of Calvert Investments, Inc., which is a subsidiary of Ameritas Mutual Holding Company, an insurance and financial services provider.
EQ/Capital Guardian Research

Capital Guardian is a wholly owned subsidiary of Capital Research and Management Company, which in turn is owned by Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. The Capital Group Companies is privately held and is the parent company of several other subsidiaries, all of which directly or indirectly provide investment advisory and related services.

EQ/Convertible Securities	Palisade is a registered investment adviser and a limited liability company. Palisade is 100% employee controlled.
EQ/Global Bond PLUS	First International is an indirect, wholly-owned subsidiary of Wells Fargo & Company, a publicly held financial holding company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
AXA/Franklin Small Cap Value Managed Volatility AXA/Mutual Large Cap Equity Managed Volatility AXA/Templeton Global Equity Managed Volatility	Franklin Advisory, Franklin Mutual and Templeton are indirect, wholly owned subsidiaries of Franklin Resources, Inc., (“Resources”), a publicly owned company engaged in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Resources.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
AXA/Franklin Balanced Managed Volatility	Franklin Advisers is a wholly-owned subsidiary of Resources, a publicly owned company engaged in the financial services industry. Charles B. Johnson and Robert H. Johnson, Jr. are principal shareholders of Resources.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.

Portfolio	Name and Control Persons of the Sub-Adviser
AXA/Horizon Small Cap Value	On May 1, 2011, Horizon, Kinetics Asset Management LLC and various affiliates participated in a corporate reorganization. As a result of the reorganization, each participating entity became a wholly-owned subsidiary of Horizon Kinetics LLC. The senior principals and investment professionals of Horizon continue to serve in their respective roles and all investment products and strategies will continue to be branded under their existing names following the reorganization.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors, Inc. (“BlackRock Advisors”). BlackRock Advisors is a wholly-owned subsidiary of BlackRock Inc. (“BlackRock”). As of December 31, 2014, the PNC Financial Services Group (“PNC”) owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
AXA/Loomis Sayles Growth	Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P., (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Natixis US has 13 principal subsidiary or affiliated asset management firms that collectively had over $464.4 billion in assets under management as of December 31, 2014.
AXA/Lord Abbett Micro Cap	Lord Abbett is owned by its members.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
AXA/Morgan Stanley Small Cap Growth	MSIM Inc. is a direct subsidiary of Morgan Stanley, a publicly held financial services company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
AXA/Pacific Global Small Cap Value	Pacific Global is a privately- held registered investment adviser.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
EQ/GAMCO Mergers and Acquisitions EQ/GAMCO Small Company Value	GAMCO is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”). Mr. Mario J. Gabelli may be deemed a controlling person of GAMCO because of his controlling interest in GBL, the parent company of GAMCO, a financial services company.
EQ/Invesco Comstock	Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company, that through its subsidiaries, engages in the business of investment management on an international basis.
EQ/JPMorgan Value Opportunities	JPMorgan is a registered investment adviser and is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company.
EQ/MFS International Growth	MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect majority owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.
EQ/Money Market	Dreyfus is a wholly owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial services company.
EQ/Morgan Stanley Mid Cap Growth	MSIM Inc. is a direct subsidiary of Morgan Stanley, a publicly held financial services company.
EQ/Oppenheimer Global	Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global diversified insurance and financial services company.

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/PIMCO Ultra Short Bond EQ/PIMCO Global Real Return

PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

EQ/Core Bond Index EQ/Intermediate Government Bond EQ/Mid Cap Index EQ/Large Cap Value Index	SSGA FM is a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.
EQ/T. Rowe Price Growth Stock	T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
EQ/UBS Growth and Income	UBS Global AM is an indirect, wholly owned subsidiary of UBS Group AG (“UBS”), and a member of the UBS Global Asset Management division. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.
EQ/Wells Fargo Omega Growth	Wells Capital Management is a registered investment adviser and an indirect wholly-owned subsidiary of Wells Fargo & Company, a publicly held financial holding company.

AXA 500 Managed Volatility

AXA 400 Managed Volatility

AXA 2000 Managed Volatility

AXA International Managed Volatility

ATM Large Cap Managed Volatility

ATM Mid Cap Managed Volatility

ATM Small Cap Managed Volatility

ATM International Managed Volatility

AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable a life insurance company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
EQ/Emerging Markets Equity PLUS	EARNEST is owned approximately 87% by Westchester Limited, LLC and 13% by EP Partner Pool, LLC.
AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.
AXA Global Equity Managed Volatility	MSIM Inc. is a direct subsidiary of Morgan Stanley, a publicly held financial services company.
Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global diversified insurance and financial services company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
EQ/High Yield Bond	AXA IM is a wholly-owned subsidiary of AXA Investment Managers, a global investment management company headquartered in Paris, France
Post is the successor advisory entity of Post Advisory Group, Inc. Post is majority owned by Principal Global Investors, a member of the Principal Financial Group, and Nippon Life Insurance Company owns a minority state.
AXA International Core Managed Volatility	WHV is a wholly-owned subsidiary of Laird Norton Investment Management, Inc. a financial services company.
Hirayama Investments, LLC, is an affiliate of WHV and controlled by Richard K. Hirayama.
MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect majority owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.
EARNEST is owned approximately 87% by Westchester Limited, LLC and 13% by EP Partner Pool, LLC.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.

Portfolio	Name and Control Persons of the Sub-Adviser
AXA International Value Managed Volatility	Northern Cross is owned by its members.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
AXA Large Cap Core Managed Volatility	ICAP is a wholly-owned stand alone subsidiary of New York Life Investment Management Holdings, LLC., a financial services company.

Capital Guardian is a wholly owned subsidiary of Capital Research and Management Company, which in turn is owned by Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. The Capital Group Companies is privately held and is the parent company of several other subsidiaries, all of which directly or indirectly provide investment advisory and related services.

Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
AXA Large Cap Growth Managed Volatility	Marsico is an independent, registered investment adviser. Marsico was organized in September 1997 as a Delaware Limited Liability Company and provides investment management services to mutual funds and private accounts. As of December 31, 2014, Marsico had approximately $14.85 billion under management. Marsico is an indirect subsidiary of Marsico Group LLC, a Delaware Limited Liability Company.
T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
Wells Capital Management is a registered investment adviser and an indirect wholly-owned subsidiary of Wells Fargo & Company, a publicly held financial holding company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
AXA Large Cap Value Managed Volatility	AllianceBernstein, a limited partnership, is indirectly marjority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance Company.
MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect majority owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
AXA Mid Cap Value Managed Volatility	Wellington Management is a Delaware limited liability partnership and professional investment counseling firm.
Diamond Hill, an Ohio corporation, is a wholly owned subsidiary of Diamond Hill Investment Group, Inc., a publicly traded investment adviser.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
EQ/Quality Bond PLUS	AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance Company.
PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Real Estate PLUS

PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.
Multimanager Aggressive Equity	AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.
ClearBridge is a wholly owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company.
Scotia (formerly GCIC US Ltd.) is a wholly owned subsidiary of GCIC Ltd., which is an indirect wholly owned subsidiary of HollisWealth Inc. (formerly, DundeeWealth Inc.). HollisWealth Inc. is a wholly owned subsidiary of The Bank of Nova Scotia (“ScotiaBank”).
Marisco is an independent, registered investment adviser. Marisco was organized in September 1997 as a Delaware Limited Liability Company and provides investment management services to mutual funds and private accounts. Marisco is an indirect subsidiary of Marisco Group LLC, a Delaware Limited Liability Company.
T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
Westfield is 100% employee owned.
Multimanager Core Bond

BlackRock Financial is an indirect wholly-owned subsidiary of BlackRock.

BlackRock is a publicly-traded corporation (NYSE: BLK), independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.
SSGA FM is a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation.
DoubleLine is a registered investment adviser, organized as a Delaware limited partnership.
Multimanager Mid Cap Growth	AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
Franklin Advisers Inc. is a wholly-owned subsidiary of Resources, a publicly owned company engaged in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Resources.
Wellington Management is a Delaware limited liability partnership whose sole business is investment management.
Multimanager Mid Cap Value	BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
Diamond Hill, an Ohio corporation, is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly traded investment adviser.
Knightsbridge is an investment advisory firm registered with the SEC under the Investment Advisers Act of 1940 and is employee owned.
Lord Abbett is owned by its members.

Portfolio	Name and Control Persons of the Sub-Adviser
Multimanager Technology	Allianz (formerly, RCM Capital Management LLC) is an indirect wholly owned subsidiary of Allianz SE, a European-based, multinational insurance and financial services holding company that is publicly traded.
SSGA FM is a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up SSGA, the investment management arm of State Street Corporation.
Wellington Management is a Delaware limited liability partnership whose sole business is investment management.

Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios to the extent applicable is attached in Appendix C.

The Manager reserves the right, subject to approval of the Trust’s Board, to appoint more than one Sub-Adviser to manage the assets of each Portfolio. When a Portfolio has more than one Sub-Adviser, the assets of each Portfolio are allocated by the Manager among the Sub-Advisers selected for the Portfolio. Each Sub-Adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each Portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-Adviser provides any services to any Portfolio except sub-advisory and related administrative and recordkeeping services as directed by the Manager. However, an Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

Personal Trading Policies

The Trust, the Manager and the Distributor (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, misleading, deceptive or manipulative acts or conduct in connection with that personal investing. Each Sub-Adviser also has adopted a code of ethics under Rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the Portfolio for which the Sub-Adviser serves as an adviser. The Codes of Ethics of the Trust, FMG LLC, the Distributor and the Sub-Advisers have been filed as exhibits to the Trust’s Registration Statement.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), FMG LLC (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each Portfolio of the Trust pays FMG LLC an annual fee payable monthly as follows:

•

With respect to the AXA/AB Short Duration Government Bond Portfolio, AXA Natural Resources Portfolio, AXA SmartBeta Equity Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/Calvert Socially Responsible Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Energy ETF Portfolio, EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/International Equity Index Portfolio, EQ/International ETF Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/Invesco Comstock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Low Volatility Global ETF Portfolio, EQ/MFS International Growth Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, AXA/

Loomis Sayles Growth Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/UBS Growth and Income Portfolio, and EQ/Wells Fargo Omega Growth (each, a “Single-Advised Portfolio”), each Single-Advised Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Single-Advised Portfolios, subject to a minimum annual fee of $30,000. The table below shows the Single-Advised Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of the Single-Advised Portfolios:

0.12% of the first $3 billion;
0.11% of the next $3 billion;
0.105% of the next $4 billion;
0.10% of the next $20 billion;
0.0975% of the next $10 billion; and
0.095% thereafter

•

With respect to the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Pacific Global Small Cap Value Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, AXA/AB Small Cap Growth Portfolio, EQ/Convertible Securities Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Real Estate PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, and Multimanager Technology Portfolio, (each, a “Hybrid Portfolio”), each Hybrid Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Hybrid Portfolios, subject to a minimum annual fee of $32,500. The table below shows the Hybrid Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of the Hybrid Portfolios:

0.15% of the first $15 billion;
0.11% of the next $5 billion; and
0.10% thereafter

•

With respect to All Asset Moderate Growth-Alt 15 Portfolio, All Asset Growth-Alt 20 Portfolio, All Asset Aggressive-Alt 25 Portfolio, All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio, AXA Aggressive Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Ultra Conservative Strategy Portfolio, AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Growth Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, and AXA/Franklin Templeton Allocation Managed Volatility Portfolio (each, a “Fund-of Funds Portfolio”), each Fund-of Funds Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Fund-of Funds Portfolios, subject to a minimum annual fee of $32,500. The table below shows the Fund-of Funds Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of the Fund-of Funds Portfolios:

0.15% of the first $20 billion;
0.125% of the next $5 billion; and
0.10% thereafter

•

With respect to the ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, and AXA/AB Dynamic Moderate Growth Portfolio (each, an “ATM Portfolio”), each ATM Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the ATM Portfolios, subject to a minimum annual fee of $32,500. The table below shows the ATM Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of the ATM Portfolios:

0.15% of the first $15 billion;
0.11% of the next $5 billion; and
0.10% thereafter

Pursuant to a sub-administration arrangement, the Manager has contracted with JPMorgan Investors Services Co. (“JPMorgan Services”) to provide the Trust with certain sub-administrative services, including portfolio compliance and portfolio accounting support services.

During the years ended December 31, 2012, 2013 and 2014, respectively, the Portfolios listed in the table below paid the following fees to FMG LLC or AXA Equitable (the predecessor administrator to FMG LLC) for administrative services.

	Administration Fee
Portfolio**	2012	2013	2014
All Asset Aggressive – Alt 25+	$11,271	$35,812	$42,000
All Asset Aggressive – Alt 50+	N/A	$6,735	$36,722
All Asset Aggressive – Alt 75+	N/A	$6,727	$36,737
All Asset Growth Alt – 20	$436,822	$461,164	$465,982
All Asset Moderate Growth – Alt 15+	$11,322	$36,451	$41,717
ATM International Managed Volatility	$3,458,975	$3,574,188	$3,218,916
ATM Large Cap Managed Volatility	$6,808,463	$6,833,346	$6,479,058
ATM Mid Cap Managed Volatility	$778,493	$663,516	$419,079
ATM Small Cap Managed Volatility	$1,683,166	$1,917,139	$1,658,988
AXA 400 Managed Volatility	$311,439	$632,609	$929,347
AXA 500 Managed Volatility	$3,447,463	$5,350,854	$7,772,160
AXA 2000 Managed Volatility	$1,114,345	$2,372,066	$3,421,758
AXA Aggressive Strategy+	$73,594	$589,835	$1,744,054
AXA Balanced Strategy	$1,821,491	$2,857,109	$3,884,658
AXA Conservative Growth Strategy	$935,934	$1,404,309	$1,790,187
AXA Conservative Strategy	$634,347	$904,863	$1,045,803
AXA Global Equity Managed Volatility	$3,281,879	$3,426,005	$3,172,434
AXA Growth Strategy	$1,475,526	$2,582,230	$4,167,786
AXA International Core Managed Volatility	$1,867,761	$2,376,183	$2,647,164
AXA International Managed Volatility	$1,005,949	$1,531,602	$2,047,191
AXA International Value Managed Volatility	$1,873,584	$1,885,683	$1,672,595
AXA Large Cap Core Managed Volatility	$992,532	$2,255,180	$3,428,495
AXA Large Cap Growth Managed Volatility	$3,229,452	$5,179,909	$7,057,909
AXA Large Cap Value Managed Volatility	$4,567,476	$5,873,192	$7,487,492
AXA Mid Cap Value Managed Volatility	$2,645,433	$3,055,829	$3,106,669
AXA Moderate Growth Strategy	$4,312,429	$6,252,594	$8,225,238
AXA Natural Resources	N/A	$85,396	$51,409
AXA SmartBeta Equity+	N/A	$7,153	$37,745
AXA Ultra Conservative Strategy	$32,798	$39,444	$38,177
AXA/AB Dynamic Moderate Growth	$479,025	$1,391,207	$2,483,482

	Administration Fee
Portfolio**	2012	2013	2014
AXA/AB Short Duration Government Bond+	N/A	$452,322	$1,636,750
AXA/AB Small Cap Growth*	$2,141,630	$3,116,983	$2,874,963
AXA/Franklin Balanced Managed Volatility	$1,809,388	$1,926,214	$1,851,789
AXA/Franklin Small Cap Value Managed Volatility	$597,529	$615,094	$503,327
AXA/Franklin Templeton Allocation Managed Volatility	$2,002,798	$2,201,187	$2,203,035
AXA/Horizon Small Cap Value+	N/A	N/A	$158,563
AXA/Loomis Sayles Growth	$397,494	$323,932	$219,297
AXA/Lord Abbett Micro Cap+	N/A	N/A	$115,452
AXA/Morgan Stanley Small Cap Growth+	N/A	N/A	$250,254
AXA/Mutual Large Cap Equity Managed Volatility	$1,101,902	$1,122,090	$975,299
AXA/Pacific Global Small Cap Value+	N/A	N/A	$156,931
AXA/Templeton Global Equity Managed Volatility	$1,152,461	$1,260,904	$1,191,441
EQ/BlackRock Basic Value Equity	$2,287,161	$2,158,803	$1,862,539
EQ/Boston Advisors Equity Income	$937,263	$998,965	$877,555
EQ/Calvert Socially Responsible	$114,392	$131,824	$141,890
EQ/Capital Guardian Research	$1,243,847	$827,096	$379,550
EQ/Common Stock Index	$4,884,303	$5,343,983	$5,731,635
EQ/Convertible Securities+	N/A	$8,806	$47,632
EQ/Core Bond Index	$6,533,857	$7,421,717	$8,470,966
EQ/Emerging Markets Equity PLUS+	N/A	$90,130	$74,013
EQ/Energy ETF+	N/A	$6,195	$34,230
EQ/Equity 500 Index	$3,106,396	$3,665,684	$4,196,933
EQ/GAMCO Mergers and Acquisitions	$299,474	$310,639	$308,059
EQ/GAMCO Small Company Value	$2,222,927	$2,799,900	$3,065,732
EQ/Global Bond PLUS	$1,282,541	$863,362	$439,350
EQ/High Yield Bond+	N/A	$139,006	$197,553
EQ/Intermediate Government Bond	$7,494,683	$7,780,960	$7,966,925
EQ/International Equity Index	$1,569,706	$1,669,477	$1,775,141
EQ/International ETF	$299,609	$282,742	$125,914
EQ/Invesco Comstock	$330,381	$261,652	$177,750
EQ/JPMorgan Value Opportunities	$398,560	$317,464	$167,282
EQ/Large Cap Growth Index	$1,188,830	$1,257,470	$1,292,474
EQ/Large Cap Value Index	$382,274	$472,320	$580,110
EQ/Low Volatility Global ETF+	N/A	$6,133	$33,817
EQ/MFS International Growth	$1,436,362	$1,459,593	$1,281,565
EQ/Mid Cap Index	$1,267,862	$1,510,473	$1,614,792
EQ/Money Market	$1,423,704	$1,383,850	$1,299,249
EQ/Morgan Stanley Mid Cap Growth	$1,031,202	$1,077,792	$1,145,917
EQ/Oppenheimer Global	$413,055	$335,188	$163,768
EQ/PIMCO Global Real Return+	N/A	$39,320	$46,013
EQ/PIMCO Ultra Short Bond	$3,390,303	$2,799,273	$2,099,061
EQ/Quality Bond PLUS	$1,284,379	$1,892,353	$2,361,655
EQ/Real Estate PLUS+	N/A	$84,474	$52,854
EQ/Small Company Index	$881,104	$1,022,341	$1,029,456
EQ/T.Rowe Price Growth Stock	$921,511	$809,695	$682,768
EQ/UBS Growth and Income	$179,101	$148,970	$109,031
EQ/Wells Fargo Omega Growth	$879,138	$693,423	$455,025
Multimanager Aggressive Equity	$2,244,135	$1,973,756	$1,548,867
Multimanager Core Bond	$3,209,629	$2,254,265	$960,166

	Administration Fee
Portfolio**	2012	2013	2014
Multimanager Mid Cap Growth	$708,591	$566,764	$269,627
Multimanager Mid Cap Value	$862,666	$684,075	$337,044
Multimanager Technology	$996,060	$1,036,572	$1,057,255

+

No administrative fees were paid by AXA Aggressive Strategy Portfolio prior to April 12, 2012. No administrative fees were paid by All Asset Moderate Growth — Alt 15 Portfolio or All Asset Aggressive —Alt 25 Portfolio prior to August 29, 2012. No administrative fees were paid by EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio, AXA Natural Resources Portfolio, EQ/PIMCO Global Real Return Portfolio or EQ/Real Estate PLUS Portfolio prior to February 8, 2013. No fees were paid by AXA/AB Short Duration Government Bond Portfolio prior to May 20, 2013. No administrative fees were paid by All Asset Aggressive – Alt 50 Portfolio, All Asset Aggressive – Alt 75 Portfolio, AXA SmartBeta Equity Portfolio, EQ/Convertible Securities Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio prior to October 28, 2013. No administrative fees were paid by AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio or AXA/Pacific Global Small Cap Value Portfolio prior to April 11, 2014.

*	Prior to September 1, 2012, the Portfolio was subject to a different administrative fee structure.

**	The Portfolios’ administrative fee structure was changed on September 1, 2013 and September 1, 2014, respectively.

The Distributor

The Trust has distribution agreements with AXA Distributors (also referred to as the “Distributor”), by which AXA Distributors serves as Distributor for the Trust’s Class IA shares, Class IB shares and Class K shares. AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable and an affiliate of FMG LLC and its address is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to the Class IA, Class IB and Class K shares of the Portfolios (“Distribution Agreements”) have been approved by the Trust’s Board, including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreements and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act Rule 12b-1 Distribution Plans. Under the Rule 12b-1 Distribution Plans, each Portfolio is authorized to pay the Distributor an annual distribution fee of up to 0.25% of each Portfolio’s average daily net assets attributable to Class IA and Class IB shares. There is no distribution plan with respect to Class K shares and the Portfolios pay no distribution fees with respect to those shares.

The Board considered various factors in connection with its decision as to whether to approve the Rule 12b-1 Distribution Plans, including: (i) the nature and causes of the circumstances which make approval or continuation of the Rule 12b-1 Distribution Plans necessary and appropriate; (ii) the way in which the Rule 12b-1 Distribution Plans would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Rule 12b-1 Distribution Plans to any other person relative to those of the Trust; (v) the effect of the Rule 12b-1 Distribution Plans on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Rule 12b-1 Distribution Plans to other distribution efforts of the Trust. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract owners to make additional investments in the Portfolios and attracting new investors and assets to the Portfolios to the benefit of the Portfolios and their respective Contract owners, (2) facilitate distribution of the Portfolios’ shares and (3) maintain the competitive position of the Portfolios in relation to other Portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees with no direct or indirect financial interest in the Rule 12b-1 Distribution Plans or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that the Rule 12b-1 Distribution Plans are reasonably likely to benefit the Trust and the shareholders of the Portfolios. As such, the Trustees, including such Independent Trustees, approved each Rule 12b-1 Distribution Plan and its continuance.

Pursuant to the Rule 12b-1 Distribution Plans, the Trust compensates the Distributor from assets attributable to the Class IA and Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IA and Class IB shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IA and Class IB shares.

The Rule 12b-1 Distribution Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Rule 12b-1 Distribution Plans and in connection with their annual consideration of the Rule 12b-1 Distribution Plans’, renewal. The Distributor’s expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IA and Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IA and Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IA and Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IA and Class IB shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IA and Class IB shares.

AXA Equitable and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services. The Distributor also may receive payments from Sub-Advisers of the Trust’s Portfolios, which may include Underlying Portfolios in which the Portfolios invest, and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the Contracts and/or the Sub-Advisers’ respective Portfolios.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

The Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreement that is entered into by the Trust with the Distributor of the Class IA and Class IB shares in connection with the Rule 12b-1 Distribution Plans will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or Rule 12b-1 related agreement, cast in person at a meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreements must be approved by the Trust’s Board or a majority of outstanding voting securities (as defined in the 1940 Act), and a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreements. In addition, the Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreement may be terminated as to Class IA and Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IA and Class IB shares of the Portfolio, as applicable, or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or Rule 12b-1 related agreement. The Rule 12b-1 Distribution Plans also provide that they may not be amended to increase materially the amount (up to 0.25% of Class IA or Class IB average daily net assets annually) that may be spent for distribution of Class IA or Class IB shares of any Portfolio without the approval of Class IA or Class IB shareholders of that Portfolio.

The table below shows the amount paid by the Class IA and Class IB shares of each listed Portfolio to the Distributor pursuant to the Rule 12b-1 Distribution Plans for the year ended December 31, 2014.

Portfolio	Class IA Distribution Fee Paid to AXA Distributors	Class IB Distribution Fee Paid to AXA Distributors	Total Distribution Fees
All Asset Aggressive – Alt 25	$—	$25,137	$25,137
All Asset Aggressive – Alt 50	$—	$5,533	$5,533
All Asset Aggressive – Alt 75	$—	$5,695	$5,695
All Asset Growth – Alt 20	$28,204	$710,454	$738,658
All Asset Moderate Growth – Alt 15	$—	$23,935	$23,935
ATM International Managed Volatility	$—	$—	$—
ATM Large Cap Managed Volatility	$4	$—	$4
ATM Mid Cap Managed Volatility	$4	$—	$4
ATM Small Cap Managed Volatility	$4	$—	$4
AXA 400 Managed Volatility	$5	$1,103,948	$1,103,953
AXA 500 Managed Volatility	$5	$490,209	$490,214
AXA 2000 Managed Volatility	$5	$1,758,897	$1,758,902
AXA Aggressive Strategy	$—	$2,870,868	$2,870,868
AXA Balanced Strategy	$640	$6,437,968	$6,438,608
AXA Conservative Growth Strategy	$—	$2,947,673	$2,947,673
AXA Conservative Strategy	$—	$1,706,972	$1,706,972
AXA Global Equity Managed Volatility	$112,717	$4,471,329	$4,584,046
AXA Growth Strategy	$3,244	$6,907,357	$6,910,601
AXA International Core Managed Volatility	$45,694	$3,783,176	$3,828,870
AXA International Managed Volatility	$—	$329,394	$329,394
AXA International Value Managed Volatility	$62,307	$2,307,529	$2,369,836
AXA Large Cap Core Managed Volatility	$8,505	$4,737,505	$4,746,010
AXA Large Cap Growth Managed Volatility	$80,274	$10,718,098	$10,798,372

Portfolio	Class IA Distribution Fee Paid to AXA Distributors	Class IB Distribution Fee Paid to AXA Distributors	Total Distribution Fees
AXA Large Cap Value Managed Volatility	$2,767,917	$9,390,381	$12,158,298
AXA Mid Cap Value Managed Volatility	$610,928	$5,246,064	$5,856,992
AXA Moderate Growth Strategy	$—	$13,709,328	$13,709,328
AXA Natural Resources	$—	$9,308	$9,308
AXA SmartBeta Equity	$—	$13,656	$13,656
AXA Ultra Conservative Strategy	$—	$15,287	$15,287
AXA/AB Dynamic Moderate Growth	$—	$4,202,770	$4,202,770
AXA/AB Short Duration Government Bond	$—	$2,022,808	$2,022,808
AXA/AB Small Cap Growth	$1,247,644	$1,879,915	$3,127,559
AXA/Franklin Balanced Managed Volatility	$8,257	$2,286,846	$2,295,103
AXA/Franklin Small Cap Value Managed Volatility	$12,533	$423,018	$435,551
AXA/Franklin Templeton Allocation Managed Volatility	$12,253	$3,623,574	$3,635,827
AXA/Horizon Small Cap Value*	$—	$45	$45
AXA/Loomis Sayles Growth	$58,392	$433,659	$492,051
AXA/Lord Abbett Micro Cap*	$—	$43	$43
AXA/Morgan Stanley Small Cap Growth*	$—	$44	$44
AXA/Mutual Large Cap Equity Managed Volatility	$8,086	$591,203	$599,289
AXA/Pacific Global Small Cap Value*	$—	$43	$43
AXA/Templeton Global Equity Managed Volatility	$9,638	$927,404	$937,042
EQ/BlackRock Basic Value Equity	$332,030	$2,269,079	$2,601,109
EQ/Boston Advisors Equity Income	$100,492	$406,779	$507,271
EQ/Calvert Socially Responsible	$9,508	$291,658	$301,166
EQ/Capital Guardian Research	$97,225	$783,219	$880,444
EQ/Common Stock Index	$10,527,473	$3,630,770	$14,158,243
EQ/Convertible Securities	$—	$17,930	$17,930
EQ/Core Bond Index	$228,926	$5,855,185	$6,084,111
EQ/Emerging Markets Equity PLUS	$—	$24,366	$24,366
EQ/Energy ETF	$—	$6,107	$6,107
EQ/Equity 500 Index	$3,868,771	$5,851,100	$9,719,871
EQ/GAMCO Mergers and Acquisitions	$30,335	$634,451	$664,786
EQ/GAMCO Small Company Value	$386,645	$5,555,200	$5,941,845
EQ/Global Bond PLUS	$47,702	$229,761	$277,463
EQ/High Yield Bond	$—	$77,428	$77,428
EQ/Intermediate Government Bond	$405,156	$1,114,670	$1,519,826
EQ/International Equity Index	$1,807,521	$2,140,567	$3,948,088
EQ/International ETF	$11,301	$—	$11,301
EQ/Invesco Comstock	$66,111	$267,303	$333,414
EQ/JPMorgan Value Opportunities	$27,010	$253,797	$280,807
EQ/Large Cap Growth Index	$75,500	$2,222,693	$2,298,193
EQ/Large Cap Value Index	$116,825	$1,266,962	$1,383,787
EQ/Low Volatility Global ETF	$—	$5,835	$5,835
EQ/MFS International Growth	$50,034	$459,165	$509,199
EQ/Mid Cap Index	$178,622	$3,696,695	$3,875,317
EQ/Money Market**	$—	$—	$—
EQ/Morgan Stanley Mid Cap Growth	$231,899	$2,432,638	$2,664,536
EQ/Oppenheimer Global	$96,096	$258,551	$354,647
EQ/PIMCO Global Real Return	$—	$20,073	$20,073
EQ/PIMCO Ultra Short Bond	$114,726	$366,878	$481,603

Portfolio	Class IA Distribution Fee Paid to AXA Distributors	Class IB Distribution Fee Paid to AXA Distributors	Total Distribution Fees
EQ/Quality Bond PLUS	$432,324	$3,791,414	$4,223,738
EQ/Real Estate PLUS	$—	$9,039	$9,039
EQ/Small Company Index	$203,979	$2,174,573	$2,378,552
EQ/T.Rowe Price Growth Stock	$145,157	$1,272,535	$1,417,692
EQ/UBS Growth and Income	$—	$219,898	$219,898
EQ/Wells Fargo Omega Growth	$40,780	$1,011,735	$1,052,515
Multimanager Aggressive Equity	$2,554,907	$210,693	$2,765,600
Multimanager Core Bond	$93,244	$733,237	$826,481
Multimanager Mid Cap Growth	$36,848	$297,800	$334,648
Multimanager Mid Cap Value	$34,880	$304,622	$339,502
Multimanager Technology	$37,761	$1,847,176	$1,884,937

*	No distribution fees were paid by AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio and AXA/Pacific Global Small Cap Value Portfolio prior to April 11, 2014.

**	For the year ended December 31, 2014, the Distributor waived $3,159,676 in fees.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Portfolios of the Trust may be charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and the Sub-Advisers of the Portfolios, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances. The Manager and the Sub-Advisers may, as appropriate, in the allocation of brokerage business, take into consideration the receipt of research and other brokerage services, consistent with the obligation to seek to obtain best net price and execution.

Investment company securities (including securities of the Underlying Portfolios, but not including securities of the Underlying ETFs) generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if that market is deemed the primary market.

Purchases and sales of equity securities on a securities exchange or in the OTC market are effected through brokers who receive compensation for their services. Such compensation varies among different brokers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of the Portfolios’ portfolio transactions. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is generally no stated brokerage commission paid by a Portfolio for a fixed-income security, the price paid by a Portfolio to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed commission or mark-up.

The Manager and Sub-Advisers of the Portfolios may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-Advisers. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-Advisers, as appropriate, may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-Advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the futures broker. The Manager and the Sub-Advisers or their affiliates may choose to execute futures transactions electronically.

Certain Sub-Advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, the Sub-Adviser’s other clients and the Sub-Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

Certain Sub-Advisers may obtain third-party research from broker-dealers or non-broker dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a Sub-Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-Advisers, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Portfolios’ brokerage commissions may not benefit the Portfolios, while research services paid for with the brokerage commissions of other clients may benefit the Portfolios. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-Advisers’ expenses in managing the Portfolios.

When the Manager and the Sub-Advisers, as appropriate, seek to buy or sell the same security or other investment on behalf of one or more Portfolios, the purchase or sale will be carried out in a manner that is considered fair and equitable to all accounts. In general, the Manager and the Sub-Advisers, as appropriate, will make allocations among accounts with the same or similar investment objective based upon a variety of factors which may include, among other things, the account’s available cash, investment restrictions, permitted investment techniques, tolerance for risk, tax status, account size, and other relevant considerations.

During the years ended December 31, 2012, 2013 and 2014 respectively, the listed Portfolios paid the amounts indicated in brokerage commissions:

	Brokerage Commissions Paid†
Portfolio*	2012	2013	2014
All Asset Aggressive — Alt 25	$50	$286	$476
All Asset Aggressive – Alt 50	N/A	$169	$19
All Asset Aggressive – Alt 75	N/A	$194	$30
All Asset Growth — Alt 20	$1,850	$7,607	$1,243
All Asset Moderate Growth — Alt 15	$63	$214	$236
ATM International Managed Volatility	$515,201	$382,113	$266,623
ATM Large Cap Managed Volatility	$667,765	$518,070	$413,458
ATM Mid Cap Managed Volatility	$73,242	$45,371	$31,904
ATM Small Cap Managed Volatility	$221,574	$186,562	$138,849
AXA 2000 Managed Volatility	$104,475	$352,431	$177,475
AXA 400 Managed Volatility	$16,626	$128,354	$24,652
AXA 500 Managed Volatility	$294,607	$424,562	$418,657
AXA Global Equity Managed Volatility	$994,882	$920,713	$755,174
AXA International Core Managed Volatility	$155,851	$438,001	$475,725
AXA International Managed Volatility	$193,281	$146,010	$201,973
AXA International Value Managed Volatility	$290,848	$306,151	$191,549
AXA Large Cap Core Managed Volatility	$175,789	$469,880	$488,062
AXA Large Cap Growth Managed Volatility	$489,391	$1,385,362	$1,300,181
AXA Large Cap Value Managed Volatility	$996,795	$1,597,322	$1,324,283
AXA Mid Cap Value Managed Volatility	$770,918	$874,412	$565,463
AXA Natural Resources	N/A	$13,935	$10,042
AXA SmartBeta Equity	N/A	$1,973	$1,499
AXA/AB Dynamic Moderate Growth	$139,276	$113,625	$133,954
AXA/AB Short Duration Government Bond	N/A	$3,063	$10,364
AXA/AB Small Cap Growth	$1,408,846	$1,556,050	$1,073,106
AXA/Franklin Balanced Managed Volatility	$132,452	$142,711	$175,835
AXA/Franklin Small Cap Value Managed Volatility	$50,509	$53,370	$71,793
AXA/Horizon Small Cap Value	N/A	N/A	$12,930
AXA/Loomis Sayles Growth	$247,121	$204,889	$131,518
AXA/Lord Abbett Micro Cap	N/A	N/A	$208,321
AXA/Morgan Stanley Small Cap Growth	N/A	N/A	$100,717
AXA/Mutual Large Cap Equity Managed Volatility	$154,780	$155,719	$105,043
AXA/Pacific Global Small Cap Value	N/A	N/A	$33,866
AXA/Templeton Global Equity Managed Volatility	$208,630	$201,896	$275,658
EQ/BlackRock Basic Value Equity	$2,711,678	$1,842,691	$1,036,857
EQ/Boston Advisors Equity Income	$807,424	$965,700	$555,455
EQ/Calvert Socially Responsible	$4,421	$7,089	$5,312
EQ/Capital Guardian Research	$496,246	$266,358	$56,286
EQ/Common Stock Index	$147,193	$164,046	$123,743
EQ/Convertible Securities	N/A	$929	$744
EQ/Core Bond Index	N/A	$16,129	$25,848

	Brokerage Commissions Paid†
Portfolio*	2012	2013	2014
EQ/Emerging Markets Equity PLUS	N/A	$12,543	$23,238
EQ/Energy ETF	N/A	$1,103	$375
EQ/Equity 500 Index	$28,670	$38,619	$42,650
EQ/GAMCO Mergers and Acquisitions	$290,863	$382,175	$298,950
EQ/GAMCO Small Company Value	$438,192	$458,672	$279,284
EQ/High Yield Bond	N/A	$133	$1,056
EQ/Intermediate Government Bond	$582,345	$16,525	$—
EQ/International Equity Index	$139,072	$97,329	$98,044
EQ/International ETF	$12,003	$66,678	$4,493
EQ/Invesco Comstock	$129,742	$63,004	$54,595
EQ/JPMorgan Value Opportunities	$688,774	$404,040	$185,832
EQ/Large Cap Growth Index	$20,039	$20,072	$25,805
EQ/Large Cap Value Index	$26,152	$32,950	$21,942
EQ/Low Volatility Global ETF	N/A	$1,198	$445
EQ/MFS International Growth	$1,295,418	$975,314	$708,427
EQ/Mid Cap Index	$38,209	$38,456	$49,530
EQ/Morgan Stanley Mid Cap Growth	$583,539	$672,369	$606,228
EQ/Oppenheimer Global	$152,424	$116,695	$47,690
EQ/PIMCO Global Real Return	N/A	$343	$481
EQ/PIMCO Ultra Short Bond	$4,674	$—	$17,016
EQ/Quality Bond PLUS	$21,384	$8,006	$27,887
EQ/Real Estate PLUS	N/A	$5,246	$3,459
EQ/Small Company Index	$93,262	$117,979	$85,514
EQ/T. Rowe Price Growth Stock	$249,203	$204,781	$152,543
EQ/UBS Growth and Income	$239,581	$148,068	$54,191
EQ/Wells Fargo Omega Growth	$875,193	$805,858	$409,362
Multimanager Aggressive Equity	$1,120,980	$795,624	$378,026
Multimanager Core Bond	$81,416	$47,260	$27,625
Multimanager Mid Cap Growth	$413,504	$303,165	$104,785
Multimanager Mid Cap Value	$443,304	$170,152	$96,021
Multimanager Technology	$724,898	$882,274	$598,290

*	The Strategic Allocation Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Money Market Portfolio, AXA Aggressive Strategy Portfolio, are not included in the table above because they did not pay brokerage commissions during the periods indicated.

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Adviser, changes in transaction costs and market conditions.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager or its affiliates, including Sanford C. Bernstein & Co., LLC (“Bernstein”), Sub-Advisers, brokers who are affiliates of such Sub-Advisers, or unaffiliated brokers who trade or clear through affiliates of the Manager or the Sub-Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager or Sub-Advisers or their respective affiliates, unless pursuant to an exemption from the SEC. The Trust relies on exemptive relief from the SEC that permits a portion of a Portfolio that has multiple portions advised by different Sub-Advisers and/or the Manager to engage in principal and brokerage transactions with an Adviser (or an affiliate of that Adviser) to another portion of the same Portfolio, subject to certain conditions. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-Adviser to a Portfolio for which that Sub-Adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, under applicable securities law, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager or Sub-Advisers or their respective affiliates.

During the years ended December 31, 2012, 2013 and 2014 respectively, the following Portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager, the Distributor, or AXA Advisors or affiliates of the Sub-Advisers to each Portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2012

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
AXA Global Equity Managed Volatility	Morgan Stanley & Co., Inc.	$4,775	0.48%	0.00%
AXA International Value Managed Volatility	Sanford C. Bernstein & Co., LLC	$9,990	3.43%	0.16%
AXA Large Cap Core Managed Volatility	Sanford C. Bernstein & Co., LLC	$7,127	4.05%	0.80%
AXA/Loomis Sayles Growth	Sanford C. Bernstein & Co., LLC	$7,496	3.03%	0.99%
AXA Mid Cap Value Managed Volatility	Sanford C. Bernstein & Co., LLC	$1,193	0.15%	0.05%
AXA/Mutual Large Cap Equity Managed Volatility	Sanford C. Bernstein & Co., LLC	$5,532	3.57%	0.14%
EQ/BlackRock Basic Value Equity	Sanford C. Bernstein & Co., LLC	$32,576	1.20%	1.21%
EQ/GAMCO Mergers and Acquisitions	Gabelli & Co., Inc.	$142,425	48.97%	7.42%
EQ/GAMCO Small Company Value	Gabelli & Co., Inc.	$247,549	56.49%	10.85%
EQ/Invesco Comstock	Sanford C. Bernstein & Co., LLC	$3,135	2.42%	0.92%
EQ/Morgan Stanley Mid Cap Growth	Bank of America Corp – BIDS	$126	0.02%	0.08%
EQ/Morgan Stanley Mid Cap Growth	Citation Financial Corp – BIDS	$1,651	0.28%	0.88%
EQ/Morgan Stanley Mid Cap Growth	Sanford C. Bernstein & Co., LLC	$5,551	0.95%	0.57%
EQ/Oppenheimer Global Portfolio	Sanford C. Bernstein & Co., LLC	$7,902	5.18%	0.44%
EQ/T. Rowe Price Growth Stock	Sanford C. Bernstein & Co., LLC	$5,131	2.06%	0.77%
EQ/Wells Fargo Omega Growth	Sanford C. Bernstein & Co., LLC	$1,024	0.12%	0.09%
Multimanager Aggressive Equity	Sanford Bernstein & Co	$2,077	0.19%	0.04%

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
Multimanager Mid Cap Growth	Sanford Bernstein & Co	$1,192	0.29%	0.13%
Multimanager Mid Cap Value	Sanford Bernstein & Co	$1,119	0.25%	0.07%
Multimanager Technology	Sanford Bernstein & Co	$113	0.02%	0.00%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.

CALENDAR YEAR ENDED DECEMBER 31, 2013

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
AXA Global Equity Managed Volatility	Morgan Stanley & Co., Inc.	$12,426	1.35%	0.00%
AXA Global Equity Managed Volatility	Sanford C. Bernstein & Co., LLC	$839	0.09%	0.00%
AXA International Value Managed Volatility	Sanford C. Bernstein & Co., LLC	$14,377	4.70%	0.12%
AXA Large Cap Core Managed Volatility	Sanford C. Bernstein & Co., LLC	$6,832	1.45%	0.23%
AXA Large Cap Growth Managed Volatility	Sanford C. Bernstein & Co., LLC	$6,670	0.48%	0.09%
AXA Large Cap Value Managed Volatility	Sanford C. Bernstein & Co., LLC	$1,836	0.11%	0.03%
AXA Mid Cap Value Managed Volatility	Sanford C. Bernstein & Co., LLC	$3,639	0.42%	0.07%
AXA/Loomis Sayles Growth	Sanford C. Bernstein & Co., LLC	$6,486	3.17%	2.63%
AXA/Mutual Large Cap Equity Managed Volatility	Sanford C. Bernstein & Co., LLC	$6,562	4.21%	0.04%
EQ/BlackRock Basic Value Equity	Sanford C. Bernstein & Co., LLC	$11,756	0.64%	0.85%
EQ/GAMCO Mergers and Acquisitions	Gabelli & Co., Inc.	$231,814	60.66%	7.76%
EQ/GAMCO Small Company Value	Gabelli & Co., Inc.	$265,514	57.89%	12.71%
EQ/Invesco Comstock	Sanford C. Bernstein & Co., LLC	$741	1.18%	0.07%
EQ/Morgan Stanley Mid Cap Growth	Bank of America Corp.	$68	0.01%	0.07%
EQ/Morgan Stanley Mid Cap Growth	Citation Financial Group	$3,115	0.46%	2.56%
EQ/Morgan Stanley Mid Cap Growth	Mitsubishi UFJ securities Holding Co., Ltd.	$278	0.04%	0.03%
EQ/Morgan Stanley Mid Cap Growth	Sanford C. Bernstein & Co., LLC	$14,014	2.08%	1.08%
EQ/Oppenheimer Global	Sanford C. Bernstein & Co., LLC	$2,662	2.28%	0.07%

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
EQ/T. Rowe Price Growth Stock	Sanford C. Bernstein & Co., LLC	$4,276	2.09%	1.07%
EQ/UBS Growth and Income	Sanford C. Bernstein & Co., LLC	$104	0.07%	0.54%
EQ/Wells Fargo Omega Growth	Sanford C. Bernstein & Co., LLC	$4,838	0.60%	0.45%
Multimanager Aggressive Equity	Sanford Bernstein & Co	$2,412	0.30%	0.08%
Multimanager Mid Cap Growth	Sanford Bernstein & Co	$128	0.04%	0.02%
Multimanager Mid Cap Value	Sanford Bernstein & Co	$2,762	1.62%	0.43%
Multimanager Technology	Sanford Bernstein & Co	$303	0.03%	0.01%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.

CALENDAR YEAR ENDED DECEMBER 31, 2014

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
AXA Global Equity Managed Volatility	Morgan Stanley & Co., Inc.	$8,434	1.12%	0.00%
	Sanford C. Bernstein & Co., LLC	$5,641	0.75%	0.00%
AXA International Value Managed Volatility	Sanford C. Bernstein & Co., LLC	$18,128	9.46%	0.27%
AXA Large Cap Core Managed Volatility	Sanford C. Bernstein & Co., LLC	$12,927	2.65%	0.48%
AXA Large Cap Growth Managed Volatility	Sanford C. Bernstein & Co., LLC	$3,144	0.24%	0.04%
AXA Large Cap Value Managed Volatility	Sanford C. Bernstein & Co., LLC	$9,474	0.72%	0.28%
AXA Mid Cap Value Managed Volatility	Sanford C. Bernstein & Co., LLC	$1,644	0.29%	0.05%
AXA/Franklin Balanced Managed Volatility	Sanford C. Bernstein & Co., LLC	$1,000	0.57%	0.04%
AXA/Loomis Sayles Growth	Sanford C. Bernstein & Co., LLC	$5,158	3.92%	1.89%
AXA/Lord Abbett Micro Cap	Sanford C. Bernstein & Co., LLC	$303	0.15%	0.05%
AXA/Morgan Stanley Small Cap Growth	Sanford C. Bernstein & Co., LLC	$721	0.72%	0.46%
	Bank of America Corp – BIDS	$511	0.51%	1.85%
	Citation Financial Group – BIDS	$196	0.19%	0.55%
AXA/Mutual Large Cap Equity Managed Volatility	Sanford C. Bernstein & Co., LLC	$2,715	2.58%	0.01%

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
EQ/BlackRock Basic Value Equity	Sanford C. Bernstein & Co., LLC	$23,761	2.29%	2.21%
EQ/Calvert Socially Responsible	Sanford C. Bernstein & Co., LLC	$36	0.69%	0.64%
EQ/GAMCO Mergers and Acquisitions	Sanford C. Bernstein & Co., LLC	$2,880	0.96%	0.34%
	G. Research	$184,432	61.69%	14.02%
EQ/GAMCO Small Company Value	G. Research	$175,258	62.75%	26.49%
EQ/Invesco Comstock	Sanford C. Bernstein & Co., LLC	$1,682	3.08%	0.72%
EQ/Morgan Stanley Mid Cap Growth	Sanford C. Bernstein & Co., LLC	$27,164	4.48%	1.39%
	Bank of America Corp – BIDS	$2,245	0.37%	2.85%
	Citation Financial Group – BIDS	$1,949	0.32%	1.68%
EQ/Oppenheimer Global	Sanford C. Bernstein & Co., LLC	$1,497	3.14%	0.43%
EQ/T. Rowe Price Growth Stock	Sanford C. Bernstein & Co., LLC	$2,929	1.92%	0.36%
EQ/UBS Growth and Income	Sanford C. Bernstein & Co., LLC	$573	1.06%	1.77%
	UBS AG	$454	0.84%	1.11%
EQ/Wells Fargo Omega Growth	Sanford C. Bernstein & Co., LLC	$668	0.16%	0.02%
Multimanager Aggressive Equity	Sanford C. Bernstein & Co., LLC	$2,625	0.69%	0.28%
Multimanager Mid Cap Growth	Sanford C. Bernstein & Co., LLC	$217	0.21%	0.16%
Multimanager Mid Cap Value	Sanford C. Bernstein & Co., LLC	$2,104	2.19%	1.44%
Multimanager Technology	Sanford C. Bernstein & Co., LLC	$669	0.11%	0.02%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions.

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2014, the following Portfolios of the Trust directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the Portfolios of the Trust paid the brokerage commissions indicated:

Portfolio	Transaction Amount	Related Brokerage Commission Paid
AXA Global Equity Managed Volatility Portfolio	$439,090,603.50	$242,212.66
AXA International Core Managed Volatility Portfolio	$225,499,312.86	$324,989.21
AXA Large Cap Core Managed Volatility Portfolio	$404,362,720.89	$201,405.45
AXA Large Cap Growth Managed Volatility Portfolio	$1,126,278,968.18	$710,651.56
AXA Large Cap Value Managed Volatility Portfolio	$1,685,549,923.38	$930,053.18
AXA Mid Cap Value Managed Volatility Portfolio	$567,664,265.05	$44,278.28
AXA/AB Dynamic Moderate Growth Portfolio	$246,346,516.23	$24,981.58
AXA/AB Small Cap Growth Portfolio	$1,181,696,697.08	$554,583.77

Portfolio	Transaction Amount	Related Brokerage Commission Paid
AXA/Franklin Balanced Managed Volatility Portfolio	$152,398,247.00	$70,128.00
AXA/Franklin Small Cap Value Managed Volatility Portfolio	$81,506,963.00	$32,446.00
AXA/Loomis Sayles Growth Portfolio	$28,265,144.42	$8,039.00
AXA/Morgan Stanley Small Cap Growth Portfolio	$82,726,242.12	$44,752.22
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	$34,562,410.00	$20,159.00
AXA/Templeton Global Equity Managed Volatility Portfolio	$149,414,516.00	$99,270.00
EQ/BlackRock Basic Value Equity Portfolio	$1,418,210,408.00	$971,742.00
EQ/Boston Advisors Equity Income	$338,336,422.00	$275,869.95
EQ/Capital Guardian Research	$45,995,115.00	$31,130.93
EQ/Emerging Markets Equity PLUS Portfolio	$7,457,664.95	$16,304.33
EQ/Invesco Comstock Portfolio	$45,838,484.46	$43,090.07
EQ/JPMorgan Value Opportunities Portfolio	$517,288,027.00	$94,363.83
EQ/MFS International Growth Portfolio	$566,022,728.00	$700,151.00
EQ/Morgan Stanley Mid Cap Growth Portfolio	$998,448,773.90	$299,488.96
EQ/Natural Resources PLUS Portfolio	$7,861,780.90	$8,630.23
EQ/Oppenheimer Global Portfolio	$66,900,022.00	$44,663.00
EQ/T. Rowe Price Growth Stock Portfolio	$40,880,845.96	$5,193.06
EQ/UBS Growth and Income Portfolio	$77,196,272.00	$53,830.00
EQ/Wells Fargo Omega Growth Portfolio	$434,614,181.81	$479,974.30
Multimanager Aggressive Equity Portfolio	$305,031,657.89	$61,887.94
Multimanager Mid Cap Growth Portfolio	$118,567,918.69	$37,762.30
Multimanager Mid Cap Value Portfolio	$169,447,917.12	$149,039.68
Multimanager Technology Portfolio	$711,371,715.00	$427,925.00

Investments in Regular Broker-Dealers

As of December 31, 2014, the following Portfolios owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
ATM International Managed Volatility	Barclays Capital, Inc.	E	$6,312
	Credit Suisse Group	E	$3,909
	Deutsche Bank AG	E	$4,257
	UBS AG	E	$6,439

ATM Large Cap Managed Volatility	Bank of America Corp	E	$28,355
	Citigroup, Inc.	E	$24,702
	General Electric Co.	E	$38,245
	Goldman Sachs Group, Inc.	E	$11,834
	JPMorgan Chase & Co.	E	$35,258
	Morgan Stanley	E	$8,928

ATM Small Cap Managed Volatility	Investment Technology Group, Inc.	E	$266
	JPMorgan Chase & Co.	E	$46

AXA 500 Managed Volatility	Bank of America Corp	E	$47,027
	Citigroup, Inc.	E	$40,975
	General Electric Co.	E	$63,432
	Goldman Sachs Group, Inc.	E	$19,626
	JPMorgan Chase & Co.	E	$58,476
	Morgan Stanley	E	$14,807
AXA 2000 Managed Volatility	Investment Technology Group, Inc.	E	$780
	JPMorgan Chase & Co.	E	$252

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)

AXA Global Equity Managed Volatility	Australia and New Zealand Bank	E	$3,868
	Bank of America Corp.	E	$7,053
	Barclays Capital, Inc.	E	$3,353
	Citigroup, Inc.	E	$12,968
	Credit Suisse Group	E	$5,808
	Deutsche Bank AG	E	$4,756
	General Electric Co.	E	$9,513
	Goldman Sachs Group, Inc.	E	$8,123
	JPMorgan Chase & Co.	E	$8,770
	Morgan Stanley	E	$2,221
	UBS AG	E	$9,139

AXA International Core Managed Volatility	Barclays Capital, Inc.	E	$4,384
	Credit Suisse Group	E	$4,941
	Deutsche Bank AG	E	$2,952
	UBS AG	E	$9,352

AXA International Managed Volatility	Barclays Capital, Inc.	E	$3,772
	Credit Suisse Group	E	$2,326
	Deutsche Bank AG	E	$2,551
	UBS AG	E	$3,840

AXA International Value Managed Volatility	Barclays Capital, Inc.	E	$3,518
	Deutsche Bank AG	E	$3,954
	UBS AG	E	$5,892

AXA Large Cap Core Managed Volatility	Bank of America Corp	E	$25,491
	Citigroup, Inc.	E	$28,742
	General Electric Co.	E	$33,839
	Goldman Sachs Group, Inc.	E	$20,625
	JPMorgan Chase & Co.	E	$33,561
	Morgan Stanley	E	$4,225

AXA Large Cap Growth Managed Volatility	JPMorgan Chase & Co.	E	$11,137
	Morgan Stanley	E	$5,335

AXA Large Cap Value Managed Volatility	Bank of America Corp	E	$86,690
	Citigroup, Inc.	E	$89,910
	General Electric Co.	E	$103,634
	Goldman Sachs Group, Inc.	E	$41,773
	JPMorgan Chase & Co.	E	$142,718
	Morgan Stanley	E	$29,823

AXA SmartBeta Equity	Canadian Imperial Bank of Commerce	E	$52
	RBC Capital Markets	E	$76
	UBS AG	E	$28

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
AXA/AB Dynamic Moderate Growth	Bank of America Corp	E	$4,186
	Barclays Capital, Inc.	E	$1,321
	Citigroup, Inc.	E	$3,649
	Credit Suisse Group	E	$819
	Deutsche Bank AG	E	$892
	General Electric Co.	E	$5,642
	Goldman Sachs Group, Inc.	E	$1,768
	JPMorgan Chase & Co.	E	$5,237
	Morgan Stanley	E	$1,321
	UBS AG	E	$1,344

AXA/AB Short Duration Government Bond	Bank of America Corp	D	$7,348
	Barclays Capital, Inc.	D	$1,282
	Citigroup, Inc.	D	$5,249
	Credit Suisse Group	D	$90
	Deutsche Bank AG	D	$7,890
	General Electric Co.	D	$8,737
	Goldman Sachs Group, Inc.	D	$8,132
	JPMorgan Chase & Co.	D	$16,114
	Morgan Stanley	D	$6,145
	RBC Capital Markets	D	$387
	UBS AG	D	$866

AXA/AB Small Cap Growth	Investment Technology Group, Inc.	E	$697

AXA/Franklin Balanced Managed Volatility	Bank of America Corp	E	$15,304
	Bank of America Corp	D	$3,182
	Barclays Capital, Inc.	D	$560
	Citigroup, Inc.	E	$1,896
	Citigroup, Inc.	D	$6,408
	Credit Suisse Group	D	$636
	Deutsche Bank AG	D	$570
	General Electric Co.	E	$13,701
	General Electric Co.	D	$2,047
	Goldman Sachs Group, Inc.	E	$908
	Goldman Sachs Group, Inc.	D	$2,321
	Jefferies & Co., Inc.	D	$196
	JPMorgan Chase & Co.	E	$8,088
	JPMorgan Chase & Co.	D	$14,654
	Morgan Stanley	E	$1,445
	Morgan Stanley	D	$2,411
	RBC Capital Markets	D	$507
	UBS AG	D	$385

AXA/ Franklin Small Cap Value Managed Volatility	Investment Technology Group, Inc.	E	$48
	JPMorgan Chase & Co.	E	$16

AXA/Horizon Small Cap Value Portfolio	Investment Technology Group, Inc.	E	$71
	JPMorgan Chase & Co.	E	$2

AXA/Lord Abbett Micro Cap Portfolio	JPMorgan Chase & Co.	E	$40

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
AXA/Morgan Stanley Small Cap Growth Portfolio	JPMorgan Chase & Co.	E	$32

AXA/Mutual Large Cap Equity Managed Volatility	Bank of America Corp	E	$2,364
	Barclays Capital, Inc.	E	$1,904
	Citigroup, Inc.	E	$6,041
	Credit Suisse Group	E	$1,531
	General Electric Co.	E	$3,189
	Goldman Sachs Group, Inc.	E	$987
	JPMorgan Chase & Co.	E	$7,784
	Morgan Stanley	E	$744

AXA/Pacific Global Small Cap Value Portfolio	Investment Technology Group, Inc.	E	$71
	JPMorgan Chase & Co.	E	$2

AXA/Templeton Global Equity Managed Volatility	Bank of America Corp	E	$1,608
	Barclays Capital, Inc.	E	$5,454
	Citigroup, Inc.	E	$6,818
	Credit Suisse Group	E	$5,738
	Deutsche Bank AG	E	$351
	General Electric Co.	E	$2,169
	Goldman Sachs Group, Inc.	E	$671
	JPMorgan Chase & Co.	E	$7,987
	Morgan Stanley	E	$3,688
	UBS AG	E	$590

EQ/BlackRock Basic Value Equity	Citigroup, Inc.	E	$76,881
	JPMorgan Chase & Co.	E	$84,917
	Morgan Stanley	E	$17,752

EQ/Boston Advisors Equity Income	Bank of America Corp.	E	$24,763
	General Electric Co.	E	$7,278
	Goldman Sachs Group, Inc.	E	$17,394
	JPMorgan Chase & Co.	E	$24,228

EQ/Calvert Socially Responsible	Bank of America Corp.	E	$1,796
	Citigroup, Inc.	E	$1,564
	Goldman Sachs Group, Inc.	E	$749
	JPMorgan Chase & Co.	E	$2,233
	Morgan Stanley	E	$565

EQ/Capital Guardian Research	Goldman Sachs Group, Inc.	E	$6,258
	JPMorgan Chase & Co.	E	$1,950

EQ/Common Stock Index	Bank of America Corp.	E	$47,226
	Citigroup, Inc.	E	$41,701
	General Electric Co.	E	$63,966
	Goldman Sachs Group, Inc.	E	$22,000
	JPMorgan Chase & Co.	E	$59,784
	Morgan Stanley	E	$15,100

EQ/Convertible Securities	Bank of America Corp.	E	$59

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
EQ/Core Bond Index	Bank of America Corp.	D	$75,737
	Barclays Capital, Inc.	D	$11,640
	Canadian Imperial Bank of Commerce	D	$1,305
	Citigroup, Inc.	D	$44,309
	Credit Suisse Group	D	$14,347
	Deutsche Bank AG	D	$12,557
	General Electric Co.	D	$53,923
	Goldman Sachs Group, Inc.	D	$49,268
	Jefferies & Co., Inc.	D	$2,410
	JPMorgan Chase & Co.	D	$70,816
	Morgan Stanley	D	$50,113
	RBC Capital Markets	D	$9,706
	UBS AG	D	$12,855

EQ/Equity 500 Index	Bank of America Corp.	E	$45,366
	Citigroup, Inc.	E	$39,527
	General Electric Co.	E	$61,190
	Goldman Sachs Group, Inc.	E	$18,936
	JPMorgan Chase & Co.	E	$56,409
	Morgan Stanley	E	$14,283

EQ/Global Bond Plus	Bank of America Corp	D	$2,068
	Barclays Capital, Inc.	D	$392
	Citigroup, Inc.	D	$974
	Credit Suisse Group	D	$351
	Deutsche Bank AG	D	$367
	General Electric Co.	D	$2,733
	Goldman Sachs Group, Inc.	D	$1,343
	Jefferies & Co., Inc.	D	$79
	JPMorgan Chase & Co.	D	$2,132
	Morgan Stanley	D	$1,429
	RBC Capital Markets	D	$602
	UBS AG	D	$357

EQ/International Equity Index	Barclays Capital, Inc.	E	$9,551
	Deutsche Bank AG	E	$10,369

EQ/Invesco Comstock	Bank of America Corp	E	$4,423
	Citigroup, Inc.	E	$9,860
	General Electric Co.	E	$5,755
	Goldman Sachs Group, Inc.	E	$2,177
	JPMorgan Chase & Co.	E	$7,186
	Morgan Stanley	E	$3,854

EQ/JPMorgan Value Opportunities	Bank of America Corp	E	$5,337
	Citigroup, Inc.	E	$4,013
	General Electric Co.	E	$2,646
	Morgan Stanley	E	$3,087

EQ/Large Cap Value Index	Bank of America Corp	E	$10,821
	Citigroup, Inc.	E	$9,450
	General Electric Co.	E	$14,585
	Goldman Sachs Group, Inc.	E	$4,987
	JPMorgan Chase & Co.	E	$13,636
	Morgan Stanley	E	$3,436

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
EQ/MFS International Growth	UBS AG	E	$26,133

EQ/Oppenheimer Global	Citigroup, Inc.	E	$3,206
	Credit Suisse Group	E	$1,744
	Deutsche Bank AG	E	$1,172
	Goldman Sachs Group, Inc.	E	$2,430
	UBS AG	E	$2,659

EQ/PIMCO Global Real Return Portfolio	Bank of America Corp.	D	$392
	JPMorgan Chase & Co.	D	$199

EQ/PIMCO Ultra Short Bond	Bank of America Corp	D	$37,068
	Citigroup, Inc.	D	$90,653
	Credit Suisse Group	D	$6,658
	Deutsche Bank AG	D	$283
	General Electric Co.	D	$25,051
	Goldman Sachs Group, Inc.	D	$54,869
	JPMorgan Chase & Co.	D	$81,395
	Morgan Stanley	D	$22,801
	UBS AG	D	$1,553

EQ/Quality Bond Plus	Bank of America Corp	D	$10,381
	Barclays Capital, Inc.	D	$2,059
	Citigroup, Inc.	D	$3,874
	Credit Suisse Group	D	$10,118
	General Electric Co.	D	$1,186
	Goldman Sachs Group, Inc.	D	$14,335
	JPMorgan Chase & Co.	D	$12,615
	Morgan Stanley	D	$6,029
	UBS AG	D	$2,949

EQ/Real Estate PLUS Portfolio	Credit Suisse Group	D	$51
	Goldman Sachs Group, Inc.	D	$100

EQ/Small Company Index	Investment Technology Group, Inc.	E	$560

EQ/T. Rowe Price Growth Stock	Morgan Stanley	E	$7,252

EQ/UBS Growth And Income	Citigroup, Inc.	E	$2,577
	General Electric Co.	E	$1,782
	JPMorgan Chase & Co.	E	$2,489
	Morgan Stanley	E	$631

Multimanager Aggressive Equity Portfolio	Citigroup, Inc.	E	$1,605
	JPMorgan Chase & Co.	E	$4,295
	Morgan Stanley	E	$2,253

Multimanager Mid Cap Growth Portfolio	JPMorgan Chase & Co.	E	$9

Multimanager Mid Cap Value Portfolio	Investment Technology Group, Inc.	E	$39
	JPMorgan Chase & Co.	E	$1

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
Multimanager Core Bond Portfolio	Bank of America Corp.	D	$10,960
	Barclays Capital, Inc.	D	$752
	Canadian Imperial Bank of Commerce	D	$73
	Citigroup, Inc.	D	$4,001
	Credit Suisse Group	D	$6,579
	Deutsche Bank AG	D	$498
	General Electric Co.	D	$2,270
	Goldman Sachs Group, Inc.	D	$7,790
	Jefferies & Co., Inc.	D	$149
	JPMorgan Chase & Co.	D	$8,750
	Morgan Stanley	D	$5,427
	RBC Capital Markets	D	$364
	UBS AG	D	$2,556

†	D = Debt, E = Equity

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager as its investment manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio, except the All Asset Allocation Portfolios, EQ/International ETF Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the Strategic Allocation Portfolios, the ETF and fund of funds allocated portions, as applicable, of the Hybrid Portfolios, and the ETF allocated portion of the EQ/Convertible Securities Portfolio, to the applicable Sub-Advisers. The primary focus of the Trust’s proxy voting procedures as they relate to the sub-advised Portfolios, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. With respect to the All Asset Allocation Portfolios, EQ/International ETF Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the Strategic Allocation Portfolios, the ETF and fund of funds allocated portions, as applicable, of the Hybrid Portfolios, and the ETF allocated portion of the EQ/Convertible Securities Portfolio, to the extent a proxy proposal is presented with respect to an Underlying Portfolio or Underlying ETF in which a Portfolio invests, whether or not the proposal would present an issue as to which FMG LLC, the Distributor or their affiliates could be deemed to have a conflict of interest, FMG LLC will vote shares held by the All Asset Allocation Portfolios, EQ/International ETF Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the Strategic Allocation Portfolios, the ETF and fund of funds allocated portions, as a applicable, of the Hybrid Portfolios and the ETF allocated portion of the EQ/Convertible Securities Portfolio it manages either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying Portfolio’s or Underlying ETF’s other shareholders have voted. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at http://www.axa-equitablefunds.com (go to “EQ Advisors Trust Portfolios” and click on “Proxy Voting Records”) and (2) on the SEC’s website at http://www.sec.gov. A description of the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to the Portfolio’s portfolio securities are included in Appendix D to this SAI.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on each Portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a Portfolio will be issued to a shareholder upon receipt of consideration.

The net asset value of the shares of each class of each Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

•

The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated as the Trust’s Board considers fair and equitable.

•

The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, charges and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated as the Trust’s Board considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each “business day.” Normally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading. This is normally 4:00 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio and Underlying Portfolio, are valued as follows:

•

Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

•

Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Portfolio’s shares are not priced, the value of the Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•

Corporate bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

•

Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds, and unlisted convertible preferred stocks, are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•

Exchange traded options are valued at their last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Swaps are valued utilizing prices provided by approved pricing service.

•

Shares of the Underlying Portfolios held by the All Asset Allocation Portfolios, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the Strategic Allocation Portfolios, as well as shares of open end mutual funds (other than ETFs) held by any other Portfolio or an Underlying Portfolio, will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the applicable Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of trading market.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that the EQ/Money Market Portfolio will be able to do so.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The Trust’s Valuation Committee, which was established by the Board, determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method adopted by the Trust’s Board that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the valuations reached may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager may, from time to time, under the general supervision of the Board or the Trust’s valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager will continuously monitor the performance of these services.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

TAXATION

Each Portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each Portfolio will continue to qualify each taxable year to be treated as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Code (“RIC”). By doing so, a Portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify or continue to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (defined below) (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs (collectively, “Qualifying Assets”), and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Subchapter M Diversification Requirements”). A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of income described in clause (1)(a) above.

If a Portfolio failed to qualify for treatment as a RIC for any taxable year  —  either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Subchapter M Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Subchapter M Diversification Requirement and was unable, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Subchapter M Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements  —  (a) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (b) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described in the following paragraphs, with the result that the Contracts supported by each such account would no longer be eligible for tax deferral, and (c) all distributions out of the Portfolio’s earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income, except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain  — a maximum of 15% for a single shareholder with taxable income not exceeding $413,200 ($464,850 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts, which will be adjusted for inflation annually); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of Chapter 1, Subtitle A, of the Code (“Subchapter L”) requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each Portfolio intends to do or continue to do, then such a separate account will be able to “look through” that Portfolio, and in effect treat a pro rata portion of the Portfolio’s assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio (each of which is treated as a RIC) in which a Portfolio invests also satisfies those requirements, a separate account investing in that Portfolio will effectively treat a pro rata portion of the Underlying Portfolio’s assets as its own for those purposes. The same treatment will not apply, however, with respect to any ETF, including any Underlying ETF (even one that also is treated as a RIC), in which a Portfolio invests, which instead will be treated for those purposes as a single investment.

Because the Trust is used to fund Contracts, each Portfolio must meet the diversification requirements imposed by Subchapter L on insurance company separate accounts (which are in addition to the Subchapter M Diversification Requirements) or those Contracts will fail to qualify as life insurance policies or annuity contracts. In general, for a Portfolio to meet the diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for these purposes, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the regulations is tested on the last day of each calendar year (which is each Portfolio’s taxable year) quarter. If a Portfolio has satisfied those requirements for the first quarter of its first taxable year, it will have a 30-day period after the end of each subsequent quarter in which to cure any non-compliance.

Many technical rules govern the computation of a Portfolio’s, Underlying Portfolio’s or Underlying ETF’s investment company taxable income (or income and deductions, in the case of an Underlying ETF that is a grantor trust and not a RIC, such as an Underlying ETF that invest primarily in commodities) and net capital gain. (As used in the balance of this “Taxation” section, the word “Portfolio” includes each Underlying Portfolio and each Underlying ETF that is treated as a RIC.) For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio that invests in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance.

Each Portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF does not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Certain Portfolios may acquire (1) zero-coupon bonds issued with OID, (2) payment-in-kind bonds, and/or (3) inflation-indexed securities, on which principal is adjusted based on changes in the Consumer Price Index. A Portfolio must include in its gross income the OID that accrues on OID securities, bonds it receives as “interest” on payment-in-kind bonds, and the amount of any principal increases on inflation-indexed securities, during the taxable year, even if it receives no corresponding payment on them during the year. Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from a Portfolio’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. A Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a Portfolio’s property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility that the Manager believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

Classes of Shares.    Sixty-one (61) Portfolios consist of Class IA shares, Class IB shares and Class K shares. Twenty-four (24) Portfolios consist of Class IB shares and Class K shares. One Portfolio consists of Class IA and K Shares. A share of each class of a Portfolio represents an identical interest in that Portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. However, to the extent the expenses of the classes differ, dividends and liquidation proceeds on Class IA, Class IB and Class K shares will differ.

Voting Rights.    Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the series of the Trust as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received. The Board may, without shareholder approval unless such approval is required by applicable law, cause any one or more series or classes of the Trust to merge or consolidate with or into one or more other series or classes of the Trust, one or more other trusts, partnerships or corporations.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each Portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Availability of Net Asset Values.    Each business day, the Portfolios’ net asset values are transmitted electronically to shareholders (e.g., insurance companies, tax qualified-retirement plans and other eligible investors) and/or are available to shareholders upon request.

Additional Information.    No Portfolio is sponsored, endorsed, sold or promoted by any third party involved in, or related to, compiling, computing or creating any index. No third party index provider makes any representation or warranty, express or implied, to the issuer or owners of any Portfolio or any other person or entity regarding the advisability of investing in investment companies generally or in any Portfolio particularly or the ability of any index to track corresponding stock market performance.

Indexes are determined, composed and calculated by third parties without regard to any Portfolio or the issuer or owners of a Portfolio or any other person or entity. No third party index provider has any obligation to take the needs of the issuer or owners of any Portfolio or any other person or entity into consideration in determining, composing or calculating indexes. Further, no third party index provider has any obligation or liability to the issuer or owners of any Portfolio or any other person or entity in connection with the administration, marketing or offering of a Portfolio.

Third party index providers shall obtain information for inclusion in or for use in the calculation of indexes from sources that the third party index providers consider reliable, none of the third parties warrant or guarantee the originality, accuracy and/or the completeness of any index or any data included therein. None of the third party index providers make any warranty, express or implied, as to results to be obtained by the issuer of the Portfolios, owners of the Portfolios, or any other person or entity, from the use of any index or any data included therein. None of the third party index providers shall have any liability for any errors, omissions or interruptions of or in connection with any index or any data included therein. Further, none of the third party index providers make any express or implied warranties of any kind, and the third party index providers hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each index and any data included therein. Without limiting any of the foregoing, in no event shall any of the third party index providers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 New York Plaza, Floor 15, New York, New York 10004-2413 serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services for the Trust.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to the Trust.

Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, 02110 serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2014, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 2, 2015 (File No. 811-07953), are incorporated by reference and made a part of this document.

APPENDIX A

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)
ATM International Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
ATM Large Cap Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
ATM Mid Cap Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
ATM Small Cap Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA 400 Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA 500 Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA 2000 Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Global Equity Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA International Core Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA International Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA International Value Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Large Cap Core Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Large Cap Growth Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Large Cap Value Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Mid Cap Value Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Natural Resources	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA SmartBeta Equity	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/AB Dynamic Moderate Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Franklin Balanced Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Franklin Small Cap Value Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Horizon Small Cap Value Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Loomis Sayles Growth	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Lord Abbett Micro Cap Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)
AXA/AB Short Duration Government Bond	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/AB Small Cap Growth	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Morgan Stanley Small Cap Growth Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Mutual Large Cap Equity Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Pacific Global Small Cap Value Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Templeton Global Equity Managed Volatility	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/BlackRock Basic Value Equity	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Boston Advisors Equity Income	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Calvert Socially Responsible	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Capital Guardian Research	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Common Stock Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Convertible Securities	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Core Bond Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Emerging Markets Equity PLUS	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Equity 500 Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/GAMCO Mergers and Acquisitions	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/GAMCO Small Company Value	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Global Bond PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/High Yield Bond	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Intermediate Government Bond	Y	Y	Y	N	N	Y	Y	Y	Y	N	Y	N	Y	Y	Y	Y	Y
EQ/International Equity Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Invesco Comstock	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/JPMorgan Value Opportunities	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Growth Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Value Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/MFS International Growth	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Mid Cap Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Money Market	Y	Y	Y	N	Y	Y	Y	N	Y	N	N	N	Y	N	Y	Y	Y
EQ/Morgan Stanley Mid Cap Growth	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Oppenheimer Global	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/PIMCO Global Real Return	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/PIMCO Ultra Short Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)
EQ/Quality Bond PLUS	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Real Estate PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Small Company Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/T. Rowe Price Growth Stock	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/UBS Growth and Income	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Wells Fargo Omega Growth	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Aggressive Equity Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Core Bond Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Mid Cap Growth Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Mid Cap Value Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Technology Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Continued)

Portfolio	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments when-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Investment Company Securities	Exchange- Traded Funds (ETFs)	Investment Grade Securities	Below Inv. Grade Fixed Income	Loan Participations and Assignments	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(C)
		(Written, call options)	Foreign Securities
ATM International Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
ATM Large Cap Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
ATM Mid Cap Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
ATM Small Cap Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA 400 Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA 500 Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA 2000 Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA Global Equity Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA International Core Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA International Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA International Value Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA Large Cap Core Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA Large Cap Growth Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA Large Cap Value Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA Mid Cap Value Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA Natural Resources	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA SmartBeta Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA/AB Dynamic Moderate Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Franklin Balanced Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Franklin Small Cap Value Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA/Horizon Small Cap Value Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

Portfolio	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments when-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Investment Company Securities	Exchange- Traded Funds (ETFs)	Investment Grade Securities	Below Inv. Grade Fixed Income	Loan Participations and Assignments	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(C)
		(Written, call options)	Foreign Securities
AXA/AB Short Duration Government Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/AB Small Cap Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA/Loomis Sayles Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA/Lord Abbett Micro Cap Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Morgan Stanley Small Cap Growth Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Mutual Large Cap Equity Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA/Pacific Global Small Cap Value Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Templeton Global Equity Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Black Rock Basic Value Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Boston Advisors Equity Income	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Calvert Socially Responsible	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Capital Guardian Research	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Common Stock Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Convertible Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Core Bond Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Emerging Markets Equity PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Equity 500 Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/GAMCO Mergers and Acquisitions	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/GAMCO Small Company Value	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Global Bond PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/High Yield Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Intermediate Government Bond	N	N	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/International Equity Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Invesco Comstock	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/JPMorgan Value Opportunities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Large Cap Growth Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y

Portfolio	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments when-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Investment Company Securities	Exchange- Traded Funds (ETFs)	Investment Grade Securities	Below Inv. Grade Fixed Income	Loan Participations and Assignments	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(C)
		(Written, call options)	Foreign Securities
EQ/Large Cap Value Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/MFS International Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Mid Cap Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Money Market	N	N	Y	Y	Y	Y	Y	Y	N	Y	N	Y	Y	N	Y	N	N
EQ/Morgan Stanley Mid Cap Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Oppenheimer Global	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/PIMCO Global Real Return	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/PIMCO Ultra Short Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Quality Bond PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Real Estate PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Small Company Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/T. Rowe Price Growth Stock	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/UBS Growth and Income	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Wells Fargo Omega Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
Multimanager Aggressive Equity Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
Multimanager Core Bond Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
Multimanager Mid Cap Growth Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
Multimanager Mid Cap Value Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
Multimanager Technology Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Continued)

Portfolio	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Preferred Stocks	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales Against- the-box	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds
ATM International Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
ATM Large Cap Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
ATM Mid Cap Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
ATM Small Cap Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA 400 Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA 500 Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA 2000 Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Global Equity Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA International Core Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA International Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA International Value Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Large Cap Core Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Large Cap Growth Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Large Cap Value Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Mid Cap Value Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Natural Resources	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA SmartBeta Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/AB Dynamic Moderate Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/AB Short Duration Government Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/AB Small Cap Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Franklin Balanced Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Franklin Small Cap Value Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Horizon Small Cap Value Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Loomis Sayles Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Lord Abbett Micro Cap Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Morgan Stanley Small Cap Growth Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Mutual Large Cap Equity Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Pacific Global Small Cap Value Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA/Templeton Global Equity Managed Volatility	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/BlackRock Basic Value Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Boston Advisors Equity Income	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Calvert Socially Responsible	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Capital Guardian Research	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Common Stock Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Convertible Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Core Bond Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

Portfolio	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Preferred Stocks	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales Against- the-box	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds
EQ/Emerging Markets Equity PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Equity 500 Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/GAMCO Mergers and Acquisitions	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/GAMCO Small Company Value	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Global Bond PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/High Yield Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Intermediate Government Bond	Y	Y	N	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y
EQ/International Equity Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Invesco Comstock	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/JPMorgan Value Opportunities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Growth Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Value Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/MFS International Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Mid Cap Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Money Market	N	Y	Y	N	Y	Y	Y	N	N	Y	N	Y	N	Y
EQ/Morgan Stanley Mid Cap Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Oppenheimer Global	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
EQ/PIMCO Global Real Return	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/PIMCO Ultra Short Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Quality Bond PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Real Estate PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Small Company Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/T. Rowe Price Growth Stock	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/UBS Growth and Income	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Wells Fargo Omega Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Aggressive Equity Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Core Bond Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Mid Cap Growth Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Mid Cap Value Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Technology Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

APPENDIX B

RATINGS OF CORPORATE DEBT SECURITIES

DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P’s ratings are as follows:

•	A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong or, where the obligation is rated A-1+, extremely strong.

•

Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

•

Issues or issuers rated A-3 exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Issues or issuers rated B are regarded as having significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitment on the obligation but faces major ongoing uncertainties which could lead to its inadequate capacity to meet its financial commitment on the obligation. Ratings of B-1, B-2 and B-3 are assigned to indicate finer distinctions within the “B” category, with an obligor of a B-1 obligation having the strongest capacity, and an obligor of a B-3 obligation having the weakest capacity, to meet its financial commitments over the short-term compared to other speculative-grade obligors.

•

Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions to meet its financial commitment on the obligation.

•	The D rating is used when a short-term obligation is in payment default or upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

Moody’s ratings are as follows:

•	The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or issuers rated Prime-1 have a superior ability to repay short-term obligations.

•	Issues or issuers rated Prime-2 (P-2) have a strong ability to repay short-term obligations.

•	Issues or issuers rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

•	Issues or issuers rated Not Prime (NP) do not fall within any of the above Prime rating categories.

Fitch’s ratings are as follows:

•

Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.

•	Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.

•	Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.

•

Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus a heightened vulnerability to near-term adverse changes in financial and economic conditions.

•	Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

•	RD applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

•	D indicates a broad-based default event for an entity or the default of a specific short-term obligation.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

S&P’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•	The obligor of a bond rated AA has a very strong capacity to meet its financial commitment on the obligation.

•

The obligor of a bond rated A has a strong capacity to meet its financial commitment on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB normally exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. ‘B’ indicates the least degree of speculation and ‘C’ the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

•	Bonds rated D are in payment default. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action if debt payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality, with minimal credit risk.

•	Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

•	Bonds which are rated A are to be considered as upper medium grade obligations and are subject to low credit risk.

•	Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.

•	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

•	Bonds which are rated B are considered speculative and subject to high credit risk.

•	Bonds which are rated Caa are of poor standing and are subject to very high credit risk.

•	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.

•	Bonds which are rated C are the lowest class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

Fitch ratings are as follows:

•

AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

•

AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

•

A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.

•

BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.

•	BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

•

B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

•	CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.

•	CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.

•	C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•

RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased business.

•

D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX C

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA Equitable Funds Management Group, LLC (the “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Asset Aggressive — Alt 25 Portfolio
Kenneth Kozlowski	112	$148.87 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.87 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$91.11 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.94 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
All Asset Aggressive – Alt 50 Portfolio
Kenneth T. Kozlowski	112	$148.88 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.88 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$91.12 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.96 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
All Asset Aggressive – Alt 75 Portfolio
Kenneth T. Kozlowski	112	$148.88 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.88 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$91.12 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.96 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
All Asset Growth — Alt 20 Portfolio
Kenneth Kozlowski	112	$148.60 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.60 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$90.84 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.67 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
All Asset Moderate Growth — Alt 15 Portfolio
Kenneth Kozlowski	112	$148.87 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.87 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$91.11 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.94 Million	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
ATM International Managed Volatility Portfolio
Kenneth Kozlowski	112	$146.89 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$146.89 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$89.13 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$61.46 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
ATM Large Cap Managed Volatility Portfolio
Kenneth Kozlowski	112	$144.52 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$144.52 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$86.76 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$59.59 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
ATM Mid Cap Managed Volatility Portfolio
Kenneth Kozlowski	112	$148.64 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.64 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$90.88 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.71 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
ATM Small Cap Managed Volatility Portfolio
Kenneth Kozlowski	112	$147.80 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.80 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$90.04 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$62.88 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA 400 Managed Volatility Portfolio
Kenneth Kozlowski	112	$148.24 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.24 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$90.48 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.31 Million	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA 500 Managed Volatility Portfolio
Kenneth Kozlowski	112	$142.68 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$142.68 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$84.93 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$57.76 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA 2000 Managed Volatility Portfolio
Kenneth Kozlowski	112	$146.34 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$146.34 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$88.58 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$61.42 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA Aggressive Strategy Portfolio
Kenneth Kozlowski	112	$147.30 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.30 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$89.54 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$62.38 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA Balanced Strategy Portfolio
Kenneth Kozlowski	112	$146.01 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$146.01 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$88.25 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$61.04 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA Conservative Growth Strategy Portfolio
Kenneth Kozlowski	112	$147.60 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.60 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$89.84 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$62.67 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Conservative Strategy Portfolio
Kenneth Kozlowski	112	$148.16 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.16 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$90.40 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.23 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA Global Equity Managed Volatility Portfolio
Kenneth Kozlowski	112	$146.61 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$146.61 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$88.85 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$61.69 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA Growth Strategy Portfolio
Kenneth Kozlowski	112	$145.60 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$145.60 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$87.84 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$60.67 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA International Core Managed Volatility Portfolio
Kenneth Kozlowski	112	$146.95 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$146.95 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$89.19 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$62.03 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA International Managed Volatility Portfolio
Kenneth Kozlowski	112	$147.38 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.38 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$89.62 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$89.62 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA International Value Managed Volatility Portfolio
Kenneth Kozlowski	112	$147.75 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.75 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$89.99 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$62.83 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA Large Cap Core Managed Volatility Portfolio
Kenneth Kozlowski	112	$146.00 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$146.00 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$88.24 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$61.07 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA Large Cap Growth Managed Volatility Portfolio
Kenneth Kozlowski	112	$143.24 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$143.24 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$85.48 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$58.31 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA Large Cap Value Managed Volatility Portfolio
Kenneth Kozlowski	112	$142.90 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$142.90 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$85.14 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$57.97 Million	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA Mid Cap Value Managed Volatility Portfolio
Kenneth Kozlowski	112	$146.54 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$146.54 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$88.78 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$61.61 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Moderate Growth Strategy Portfolio
Kenneth Kozlowski	112	$142.84 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$142.84 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$85.09 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$57.92 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA Natural Resources Portfolio
Kenneth Kozlowski	112	$148.87 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.87 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA SmartBeta Equity Portfolio
Kenneth T. Kozlowski	112	$148.87 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.87 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$91.11 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.95 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA Ultra Conservative Strategy Portfolio
Kenneth Kozlowski	112	$148.88 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.88 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$91.12 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.95	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA/AB Dynamic Moderate Growth Portfolio
Kenneth Kozlowski	112	$146.84 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$146.84 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA/Franklin Balanced Managed Volatility Portfolio
Kenneth Kozlowski	112	$147.43 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.43 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$89.67 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$62.50 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA/Franklin Small Cap Value Managed Volatility Portfolio
Kenneth Kozlowski	112	$148.53 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.53 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$90.77 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.60 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA/Franklin Templeton Allocation Managed Volatility Portfolio
Kenneth Kozlowski	112	$147.45 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.45 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$89.69 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$62.52 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA/Horizon Small Cap Value Portfolio
Kenneth Kozlowski	112	$148.72 Billion	3	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.72 Billion	3	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA/Loomis Sayles Growth Portfolio
Kenneth Kozlowski	112	$148.69 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.69 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA/Lord Abbett Micro Cap Portfolio
Kenneth Kozlowski	112	$148.76 Billion	3	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.76 Billion	3	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA/Morgan Stanley Small Cap Growth Portfolio
Kenneth Kozlowski	112	$148.61 Billion	3	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.61 Billion	3	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA/Mutual Large Cap Equity Managed Volatility Portfolio
Kenneth Kozlowski	112	$148.17 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.17 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$90.41 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.24 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA/Pacific Global Small Cap Value Portfolio
Kenneth Kozlowski	112	$148.73 Billion	3	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.73 Billion	3	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA/Templeton Global Equity Managed Volatility Portfolio
Kenneth Kozlowski	112	$148.00 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.00 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$90.24 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.07 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
EQ/AB Short Duration Government Bond Portfolio
Kenneth Kozlowski	112	$147.23 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.23 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/AB Small Cap Growth Portfolio
Kenneth Kozlowski	112	$146.80 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$146.80 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/BlackRock Basic Value Equity Portfolio
Kenneth Kozlowski	112	$146.96 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$146.96 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Boston Advisors Equity Income Portfolio
Kenneth Kozlowski	112	$148.01 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.01 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Calvert Socially Responsible Portfolio
Kenneth Kozlowski	112	$148.75 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.75 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Capital Guardian Research Portfolio
Kenneth Kozlowski	112	$148.52 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.52 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Common Stock Index Portfolio
Kenneth Kozlowski	112	$143.12 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$143.12 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Convertible Securities Portfolio
Kenneth T. Kozlowski	112	$148.87 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.87 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$91.11 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.94 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Core Bond Index Portfolio
Kenneth Kozlowski	112	$140.32 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$140.32 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Emerging Markets Equity PLUS Portfolio
Kenneth Kozlowski	112	$148.84 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.84 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Energy ETF Portfolio
Kenneth T. Kozlowski	112	$148.88 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.88 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$91.12 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.95 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Equity 500 Index Portfolio
Kenneth Kozlowski	112	$144.44 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$144.44 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/GAMCO Mergers and Acquisitions Portfolio
Kenneth Kozlowski	112	$148.61 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.61 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/GAMCO Small Company Value Portfolio
Kenneth Kozlowski	112	$145.90 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$145.90 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Global Bond PLUS Portfolio
Kenneth Kozlowski	112	$148.54 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.54 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/High Yield Bond Portfolio
Kenneth Kozlowski	112	$148.70 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.70 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$90.94 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.78	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Intermediate Government Bond Portfolio
Kenneth Kozlowski	112	$140.88 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$140.88 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/International Equity Index Portfolio
Kenneth Kozlowski	112	$147.27 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.27 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/International ETF Portfolio
Kenneth Kozlowski	112	$148.79 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.79 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$91.03 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.87 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Invesco Comstock Portfolio
Kenneth Kozlowski	112	$148.66 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.66 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/JPMorgan Value Opportunities Portfolio
Kenneth Kozlowski	112	$148.73 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.73 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Large Cap Growth Index Portfolio
Kenneth Kozlowski	112	$147.61 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.61 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Large Cap Value Index Portfolio
Kenneth Kozlowski	112	$148.28 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.28 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Low Volatility Global ETF Portfolio
Kenneth T. Kozlowski	112	$148.88 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.88 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$90.93 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.95 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
EQ/MFS International Growth Portfolio
Kenneth Kozlowski	112	$147.71 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.71 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Mid Cap Index Portfolio
Kenneth Kozlowski	112	$147.26 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.26 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Money Market Portfolio
Kenneth Kozlowski	112	$147.73 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.73 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Morgan Stanley Mid Cap Growth Portfolio
Kenneth Kozlowski	112	$147.83 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.83 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Oppenheimer Global Portfolio
Kenneth Kozlowski	112	$148.73 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.73 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/PIMCO Global Real Return Portfolio
Kenneth Kozlowski	112	$148.85 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.85 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/PIMCO Ultra Short Bond Portfolio
Kenneth Kozlowski	112	$146.98 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$146.98 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Quality Bond PLUS Portfolio
Kenneth Kozlowski	112	$147.13 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.13 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Real Estate PLUS Portfolio
Kenneth Kozlowski	112	$148.86 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.86 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Small Company Index Portfolio
Kenneth Kozlowski	112	$147.87 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.87 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/T. Rowe Price Growth Stock Portfolio
Kenneth Kozlowski	112	$148.18 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.18 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/UBS Growth and Income Portfolio
Kenneth Kozlowski	112	$148.79 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.79 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Wells Fargo Omega Growth Portfolio
Kenneth Kozlowski	112	$148.45 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.45 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Multimanager Aggressive Equity Portfolio
Kenneth Kozlowski	112	$147.76 Billion	6	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$147.76 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Multimanager Core Bond Portfolio
Kenneth Kozlowski	112	$148.22 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.22 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Multimanager Mid Cap Growth Portfolio
Kenneth Kozlowski	112	$148.71 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.71 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Multimanager Mid Cap Value Portfolio
Kenneth Kozlowski	112	$148.67 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.67 Billion	6	$ Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (the “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Technology Portfolio
Kenneth Kozlowski	112	$148.65 Billion	3	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	$148.65 Billion	3	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	66	$90.89 Billion	3	$542.2 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	61	$63.72 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Manager has a greater financial incentive, such as a performance fee account. The Manager has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which the Manager serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFs”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation for the fiscal year completed December 31, 2014

Because each Portfolio Manager serves as officer and employee of the Manager and their respective roles are not limited to serving as the portfolio manager of the Funds and other accounts they manage their compensation is based on the Manager’s compensation program as it applies to the firm’s officers in general. The Manager’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
All Asset Aggressive — Alt 25 Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
All Asset Aggressive — Alt 50 Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
All Asset Aggressive — Alt 75 Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
All Asset Growth — Alt 20 Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
All Asset Moderate Growth — Alt 15 Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
ATM International Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
ATM Large Cap Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
ATM Mid Cap Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
ATM Small Cap Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA 400 Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA 500 Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA 2000 Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA Aggressive Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA Balanced Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA Conservative Growth Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA Conservative Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Global Equity Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
AXA Growth Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA International Core Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA International Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA International Value Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA Large Cap Core Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA Large Cap Growth Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA Large Cap Value Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA Mid Cap Value Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA Moderate Growth Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
AXA Natural Resources Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
AXA SmartBeta Equity Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA Ultra Conservative Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA/AB Dynamic Moderate Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
AXA/Franklin Balanced Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA/Franklin Small Cap Value Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA/Franklin Templeton Allocation Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA/Horizon Small Cap Value Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
AXA/Loomis Sayles Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
AXA/Lord Abbett Micro Cap Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
AXA/Morgan Stanley Small Cap Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
AXA/Mutual Large Cap Equity Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA/Pacific Global Small Cap Value Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
AXA/Templeton Global Equity Managed Volatility Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
EQ/AB Short Duration Government Bond Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/AB Small Cap Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/BlackRock Basic Value Equity Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Boston Advisors Equity Income Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Calvert Socially Responsible Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Capital Guardian Research Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Common Stock Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Convertible Securities Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
EQ/Core Bond Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Emerging Markets Equity PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
EQ/Energy ETF Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
EQ/Equity 500 Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/GAMCO Mergers and Acquisitions Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/GAMCO Small Company Value Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Global Bond PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/High Yield Bond Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
EQ/Intermediate Government Bond Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/International Equity Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/International ETF Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
EQ/Invesco Comstock Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/JPMorgan Value Opportunities Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Large Cap Growth Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Large Cap Value Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
EQ/Low Volatility Global ETF Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
EQ/MFS International Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Mid Cap Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Money Market Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Morgan Stanley Mid Cap Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Oppenheimer Global Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/PIMCO Global Real Return Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/PIMCO Ultra Short Bond Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Quality Bond PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Real Estate PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Small Company Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/T. Rowe Price Growth Stock Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/UBS Growth and Income Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Wells Fargo Omega Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
Multimanager Aggressive Equity Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Multimanager Core Bond Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Multimanager Mid Cap Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Multimanager Mid Cap Value Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Multimanager Technology Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA Investment Managers, Inc. (“AXA IM”or”Adviser” )
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/High Yield Bond
Carl Whitbeck	1	$29 Million	6	$20 Billion	25	$8.5 Billion	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

No material conflicts exist.

Compensation for the fiscal year completed December 31, 2014

As part of its staff retention strategy, AXA IM has adopted a competitive compensation policy which is linked to both overall performance and individual achievements. Professional development also serves as a key retention tool. The financial compensation package is composed of a fixed salary, based mainly on qualifications and experience, and a discretionary bonus. Bonus payments can be structured with a combination of cash immediately payable and vesting programs that are tied to overall firm performance. In this manner, the company can influence short term, medium term and long term value creation for both parties. Total compensation is benchmarked against industry standards to ensure we retain our highly competent team members.

We constantly monitor the employment market in our area for talented investment professionals with an eye for both new investment talent as well as market-competitive compensation packages. As an additional retention strategy for certain key individuals in the US high yield team, contractual arrangements have also been secured

Feedback from the market and our extremely low turnover indicate that we are offering competitive compensation. AXA IM consistently attempts to align employee compensation with overall firm goals. Incentive pools are based on several factors, but focus on the following categories:

•	Employee performance with respect to objectives and responsibilities set (50%)

•	Employee contribution to overall firm performance (15-25%)

•	Overall firm profitability (25-35%)

Retention strategies for our team members are multifaceted. AXA IM believes compensation should be viewed as a total reward approach. In addition to industry competitive compensation structures as detailed above, AXA IM’s retention strategies include career development and international mobility opportunities, an appropriate work-life balance, and benefit programs that are viewed as investments in a team member (e.g., employee stock purchase program, health club reimbursement, corporate discounts, etc.). For our investment staff at AXA IM their incentive compensation is specifically guided depending on their roles within the firm, as described below.

Portfolio Managers or Strategists

The performance of our portfolio managers is assessed at mid-year and year-end against stated objectives set at the start of the year with a senior manager. The criteria taken into consideration are:

•	Their role in the investment process

•	Overall client satisfaction relating to portfolios under management as measured by overall client dialogue and retention for external clients)

Credit Analysts

The performance of our analysts is judged on their ability to translate information into practical recommendations for the portfolio managers. The criteria taken into consideration are:

•	Quality of industry and issuer coverage

•	Ability to react swiftly to market information

•	Speed with which information is integrated into recommendations

Traders

The performance of our traders is judged on their ability to deliver trading solutions that enhance performance for our clients. The criteria taken into consideration are:

•	Trade execution and access to liquidity in the market

•	Synthesis and dissemination of important information flow to the investment team, and

•	Ability to deliver qualitative and quantitative analysis

Ownership of Shares of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/High Yield Bond Portfolio
Carl Whitbeck	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA Rosenberg Investment Management LLC. (“AXA Rosenberg” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA SmartBeta Equity Portfolio
Gideon Smith	1	$9.9 Million	46	$12.8 Billion	56	$14.1 Billion	0	N/A	0	N/A	4	$0.7 Billion
Will Jump	1	$9.9 Million	46	$12.8 Billion	56	$14.1 Billion	0	N/A	0	N/A	4	$0.7 Billion
Kevin Chen	1	$9.9 Million	46	$12.8 Billion	56	$14.1 Billion	0	N/A	0	N/A	4	$0.7 Billion
Cameron Gray	1	$9.9 Million	46	$12.8 Billion	56	$14.1 Billion	0	N/A	0	N/A	4	$0.7 Billion
Harry Prabandham	1	$9.9 Million	46	$12.8 Billion	56	$14.1 Billion	0	N/A	0	N/A	4	$0.7 Billion

Description of any Material Conflicts

AXA Rosenberg is committed to conducting its business in accordance with best international practice, and within the laws of the countries in which it operates, in a manner that manages conflicts of interest appropriately and seeks to avoid conflict of interests. These practices are essential for maintaining the reputation, client confidence, and the regulatory licenses upon which the business of AXA Rosenberg depends. Senior management considers potential conflicts with evolving business practices and has processes to manage them.

Participation in Clients Account — AXA Rosenberg does not invest securities for our own account. However, as we may manage accounts and /or funds for our affiliates, clients should be aware that this may be deemed to create a conflict of interest for AXA Rosenberg since there could be an incentive for AXA Rosenberg to allocate investment opportunities to these accounts and/or funds at the expense of other advisory clients. Other potential conflicts may include placing trades for affiliated accounts before or after trades for other accounts to take advantage of or avoid market impact. The models constructed by AXA Rosenberg apply the same analytical process by strategy, regardless of fee structure, for all portfolios managed by its affiliated investment advisers. The actual construction of portfolios is subject to settings maintained for each account by the portfolio management teams to meet the specifics of their investment mandates.

Trading Practices — We have implemented procedures to ensure that our trading, soft dollar, and directed brokerage policies are impartial and fair. All completed trades are systematically allocated to the accounts previously designated by the optimizer. If the full position that the optimizer recommends for purchase or sale (from the aggregation of individual account recommendations) is not executed, the partial position is allocated across accounts in proportion to each account’s recommended position. From time to time, an allocation may be manually adjusted in order to keep accounts within their respective investment guidelines. Manual allocations are overseen by the Head of Global Trading as well as Portfolio Managers and Compliance to ensure fair and equitable allocation.

The pool of soft dollar credits that accrues from trades on behalf of those clients that choose to participate in soft dollars is used only to purchase soft dollar eligible services as defined under Section 28(e) of the Securities Exchange Act of 1934 and which are deemed beneficial to all clients’ accounts within a strategy. In evaluating directed brokerage arrangements, best execution will be the determinant of whether a trade goes to a certain broker or not; thus AXA Rosenberg cannot guarantee a fixed dollar amount of commission will be paid to a specific directed broker.

Personal Trading — While we permit our employees to engage in personal securities transactions, as a company we recognize that these transactions may raise potential conflicts. This is particularly true when they involve securities owned by or considered for purchase or sale for a client accounts. We address potential conflicts of interest in our Code by requiring, that with regard to investments and investment opportunities, our employees first obligation is to our clients. Employees must conduct their personal securities transactions in a manner that does not interfere with any client’s portfolio transactions or take inappropriate advantage of an employee’s relationship with clients.

Our Code and Personal Trading Policy establishes specific procedures to preclude conflicts of interest and to ensure fair treatment for our clients. AXA Rosenberg uses a personal trading application to provide an automated and streamlined mechanism for managing employees’ personal trading practices. Employees cannot buy or sell covered securities without pre-clearance. Integrated within the application is an automated cross-check of the requested covered security against real-time recommendations of AXA Rosenberg’s investment modeling. Employees covered by the Policy are required to certify quarterly compliance with applicable regulatory requirements and compliance policies.

Performance Fee Structure — Unfair Allocation — We manage accounts from which we receive asset-based management fees, performance-based management fees, or a combination of both types of fees. Because performance-based fees have the potential to generate more revenue for us than asset-based fees, there is a conflict of interest which could cause AXA Rosenberg or our supervised persons to favor accounts, i.e., preferential allocation of investment opportunities that have a higher fee rate or cause such accounts to be invested differently than they might otherwise have been. To reduce the incentive to favor one account over another, AXA Rosenberg designed our systematic processes to mitigate conflicts. All supervised persons receive a salary and are eligible to participate in AXA Rosenberg’s success through discretionary bonus awards that are tied to both individual and our overall performance against objectives. Compensation for supervised persons is not directly derived from an individual account’s performance.

Compensation for the fiscal year completed December 31, 2014

AXA Rosenberg’s remuneration program for investment and research professionals is designed to be competitive and effective in order to attract and retain high caliber employees and is also designed to reflect their ability to generate long-term investment success for our clients. Investment and research professionals do not receive direct compensation based upon the investment returns of any individual client account.

In conjunction with our parent entity AXA IM, AXA Rosenberg applies a “pay-for-performance” approach to remuneration, incorporating adjustments for risk considerations, to recognize employees who contribute the greatest value to the firm and the managed funds, considering performance, behaviours, experience and critical skills. In addition to attracting and retaining the best skills and talents, the intent of this approach is to also foster employee engagement and to strengthen leadership while ensuring corporate responsibility that will provide the best results to AXA Rosenberg’s clients over the long term, which in turn will ultimately strengthen the firm through higher client and asset retention. AXA IM’s Remuneration Committee is responsible for determining and reviewing the AXA IM remuneration guidelines, as well as reviewing the annual remuneration of senior executives of the AXA IM Group.

Investment and research professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary remuneration: Employee base is a fixed salary dependent on organisational responsibility, professional experience and individual capability to perform the duties of the role

(ii)

Discretionary incentive compensation — Cash Variable Remuneration and Awards:    Annual variable remuneration pools are determined globally based on AXA IM overall profitability, taking into account current and future risks. Allocations of variable remuneration pools to investment functions consider a range of factors such as profitability, investment performance, risk and compliance factors and other qualitative performance achievements. In determining individual variable remuneration levels, Managers consider annual team and individual performance which is assessed as a combination of specific quantitative and qualitative performance factors. Individual leadership is also taken into account, as well as adherence to risk and compliance policies. AXA IM and AXA Rosenberg believe in rewarding not only ‘what’ is achieved but also ‘how’ it is achieved and aims to truly differentiate individual and team performance through the level of TVP awarded to individuals. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance.

Variable remuneration is structured to reward

•	short term value creation for clients and AXA Rosenberg/AXA IM through cash variable remuneration based on annual performance;

•	medium term value creation for clients and AXA Rosenberg/AXA IM through the Deferred Incentive Plan (DIP) which is structured over a three vesting year period;

•	long term value creation for clients and AXA Rosenberg/AXA IM through AXA IM Performance Shares which are structured over a four year vesting period and ten year period overall;

•	long term value creation for the AXA Group through the AXA Long Term Incentive (LTI) Program (made up of AXA Stock-Options, Performance Shares).

•	Cash variable pay and DIP, where appropriate and subject to local laws and regulation, may be awarded in units indexed to a basket(s) of AXA IM funds.

Effective from the performance year 2015 (awards made in the first quarter of 2016), AXA IM and AXA Rosenberg will operate an automatic deferral policy applicable to all employees earning more than a specified minimum threshold of total variable pay and/or who are considered to be an “Identified Employee” due to their being assessed as having a material impact on a regulated AXA IM/AXA Rosenberg Entity’s risk profile or the risk profiles of the Funds that it manages. For employees subject to the automatic deferral policy, a minimum level of deferred remuneration will be awarded as a proportion of the employee’s total variable remuneration.

(iii)	Employee benefits — AXA Rosenberg provides market-competitive benefit packages to employees in each of our geographic locations. Non-financial awards are also provided to employees and include access to learning and development programs, career development, opportunity for international assignments and work-life balance programs.

Ownership of Securities of the Funds as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,00,000	Over $1,000,000
AXA Smart Beta Equity Portfolio
Gideon Smith	X
Will Jump	X
Kevin Chen	X
Cameron Gray	X
Harry Prabandham	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AllianceBernstein L.P. (“AllianceBernstein” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
ATM International Managed Volatility Portfolio (“Fund”)
Judith DeVivo	36	$26.36 Billion	46	$6.52 Billion	63	$25.56 Billion	0	N/A	0	N/A	1	$537 Million
ATM Large Cap Managed Volatility Portfolio (“Fund”)
Judith DeVivo	36	$25.73 Billion	46	$6.52 Billion	63	$25.56 Billion	0	N/A	0	N/A	1	$537 Million
ATM Mid Cap Managed Volatility Portfolio (“Fund”)
Judith DeVivo	36	$26.83 Billion	46	$6.52 Billion	63	$25.56 Billion	0	N/A	0	N/A	1	$537 Million
ATM Small Cap Managed Volatility Portfolio (“Fund”)
Judith DeVivo	36	$26.61 Billion	46	$6.52 Billion	63	$25.56 Billion	0	N/A	0	N/A	1	$537 Million
AXA 400 Managed Volatility Portfolio (“Fund”)
Judith DeVivo	37	$26.89 Billion	46	$6.52 Billion	63	$25.56 Billion	0	N/A	0	N/A	1	$537 Million
AXA 500 Managed Volatility Portfolio (“Fund”)
Judith DeVivo	37	$26.89 Billion	46	$6.52 Billion	63	$25.56 Billion	0	N/A	0	N/A	1	$537 Million
AXA 2000 Managed Volatility Portfolio (“Fund”)
Judith DeVivo	37	$26.89 Billion	46	$6.52 Billion	63	$25.56 Billion	0	N/A	0	N/A	1	$537 Million
AXA International Managed Volatility Portfolio (“Fund”)
Judith DeVivo	37	$26.89 Billion	46	$6.52 Billion	63	$25.56 Billion	0	N/A	0	N/A	1	$537 Million
AXA Large Cap Value Managed Volatility Portfolio (“Fund”)
Joseph Gerald Paul	41	$14.68 Billion	84	$26.89 Billion	45,711	$26.57 Billion	0	N/A	1	$179 Million	1	$25 Million
Gregory Powell	26	$3.72 Billion	10	$282 Million	28,050	$8.24 Billion	0	N/A	0	N/A	1	$13 Million
Christopher W. Marx	7	$1.66 Billion	6	$154 Million	23,547	$2.53 Billion	0	N/A	0	N/A	0	N/A
Judith DeVivo	36	$22.70 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million
AXA Natural Resources PLUS Portfolio (“Fund”)
Judith DeVivo	36	$26.88 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million
Joshua Lisser	36	$26.88 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million
Ben Sklar	36	$26.88 Billion	46	$6.52 Billion	63	$25.56 Billion	0	N/A	0	N/A		$537 Million

AllianceBernstein L.P. (“AllianceBernstein” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA/AB Dynamic Moderate Growth Portfolio (“Fund”)
Vadim Zlotnikov	75	$19.59 Billion	175	$7.23 Billion	44	$1.82 Billion	0	N/A	1	$179 Million	0	N/A
Daniel J. Lowey	287	$5.41 Billion	174	$21.39 Billion	16	$8.36 Billion	0	N/A	0	N/A	0	N/A
AXA/AB Short Duration Government Portfolio (“Fund”)
Jon P. Denfeld, CFA®	51	$8.76 Billion	29	$929 Million	118	$9.23 Billion	0	N/A	0	N/A	1	$393 Million
Shawn E. Keegan	13	$9.94 Billion	22	$44.51 Billion	133	$53.58 Billion	0	N/A	0	N/A	3	$3.55 Billion
Alison M. Martier	51	$8.76 Billion	23	$185 Million	114	$8.57 Billion	0	N/A	0	N/A	0	N/A
Douglas J. Peebles	39	$10.19 Billion	50	$6.55 Billion	86	$35.43 Billion	0	N/A	0	N/A	6	$2.71 Billion
Greg Wilenky, CFA®	51	$8.76 Billion	29	$929 Million	118	$9.23 Billion	0	N/A	0	N/A	1	$393 Million
Michael Mon	18	$4.69 Billion	52	$9.03 Billion	32	$8.04 Billion	0	N/A	1	$144 Million	1	$1.08 Billion
AXA/AB Small Cap Growth Portfolio (“Fund”)
Bruce Aronow	40	$5.04 Billion	21	$192 Million	29	$2.44 Billion	0	N/A	0	N/A	4	$648 Million
Samantha Lau	38	$4.94 Billion	20	$190 Million	24	$2.09 Billion	0	N/A	0	N/A	4	$648 Million
Kumar Kirpalani	38	$4.94 Billion	20	$190 Million	24	$2.09 Billion	0	N/A	0	N/A	4	$648 Million
Wen-Tse Tseng	38	$4.94 Billion	20	$190 Million	24	$2.09 Billion	0	N/A	0	N/A	4	$648 Million
Joshua Lisser	36	$25.83 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million
EQ/Common Stock Index Portfolio (“Fund”)
Judith DeVivo	36	$21.12 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million
EQ/Emerging Markets Equity PLUS Portfolio (“Fund”)
Judith DeVivo	36	$26.86 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million
Joshua Lisser	36	$26.86 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million
Ben Sklar	36	$26.86 Billion	46	$6.52 Billion	63	$25.56 Billion	0	N/A	0	N/A	1	$537 Million
EQ/Equity 500 Index Portfolio (“Fund”)
Judith DeVivo	36	$22.44 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million
EQ/International Equity Index Portfolio (“Fund”)
Judith DeVivo	36	$25.26 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million
EQ/Large Cap Growth Index Portfolio (“Fund”)
Judith DeVivo	36	$25.61 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million

AllianceBernstein L.P. (“AllianceBernstein” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Quality Bond PLUS Portfolio (“Fund”)
Greg Wilensky, CFA®	51	$10 Billion	29	$929 Million	118	$9.23 Billion	0	N/A	0	N/A	1	$393 Million
Douglas J. Peebles	39	$10.19 Billion	50	$6.55 Billion	86	$35.43 Billion	0	N/A	0	N/A	6	$2.71 Billion
Paul DeNoon	13	$10.13 Billion	32	$33.35 Million	25	$6.53 Billion	0	N/A	0	N/A	1	$1.08 Million
Jon P. Denfeld, CFA®	51	$10.25 Billion	29	$929 Million	118	$9.23 Billion	0	N/A	0	N/A	1	$393 Million
Shawn E. Keegan	13	$9.45 Billion	22	$44.51 Billion	133	$53.58 Billion	0	N/A	0	N/A	3	$3.55 Billion
Rajen Jadav, CFA®	51	$10.42 Billion	23	$185 Million	114	$8.57 Billion	0	N/A	0	N/A	N/A	N/A
EQ/Real Estate PLUS Portfolio (“Fund”)
Judith DeVivo	36	$26.88 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million
Joshua Lisser	36	$26.87 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million
Ben Sklar	36	$26.89 Billion	46	$6.52 Billion	63	$25.68 Billion	0	N/A	0	N/A	1	$537 Million
EQ/Small Company Index Portfolio (“Fund”)
Judith DeVivo	36	$25.87 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million
Multimanager Aggressive Equity Portfolio (“Fund”)
Judith DeVivo	36	$26.35 Billion	46	$6.52 Billion	69	$25.71 Billion	0	N/A	0	N/A	1	$537 Million
Multimanager Mid Cap Growth Portfolio (“Fund”)
Bruce Aronow	40	$6.04 Billion	21	$192 Million	29	$2.44 Billion	0	N/A	0	N/A	4	$648 Million
Samantha Lau	38	$5.94 Billion	20	$190 Million	24	$2.09 Billion	0	N/A	0	N/A	4	$648 Million
Kumar Kirpalani	38	$5.94 Billion	20	$190 Million	24	$2.09 Billion	0	N/A	0	N/A	3	$648 Million
Wen-Tse Tseng	38	$5.94 Billion	20	$190 Million	24	$2.09 Billion	0	N/A	0	N/A	3	$648 Million

Description of any Material Conflicts

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation for the fiscal year completed December 31, 2014

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”):    AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities of the Funds as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
ATM International Managed Volatility Portfolio
Judith DeVivo	X
ATM Large Cap Managed Volatility Portfolio
Judith DeVivo	X
ATM Mid Cap Managed Volatility Portfolio
Judith DeVivo	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
ATM Small Cap Managed Volatility Portfolio
Judith DeVivo	X
AXA 400 Managed Volatility Portfolio
Judith DeVivo	X
AXA 500 Managed Volatility Portfolio
Judith DeVivo	X
AXA 2000 Managed Volatility Portfolio
Judith DeVivo	X
AXA International Managed Volatility Portfolio
Judith DeVivo	X
AXA Large Cap Value Managed Volatility Portfolio
Joseph Gerald Paul	X
Gregory Paul	X
Christopher W. Marx	X
Judith DeVivo	X
AXA Natural Resources Portfolio
Judith DeVivo	X
Joshua Lisser	X
Ben Sklar	X
AXA/AB Dynamic Moderate Growth Portfolio
Vadim Zlotnikov	X
Daniel J. Loewy	X
AXA/AB Short Duration Government Bond Portfolio
Jon P. Denfeld	X
Shawn E. Keegan	X
Alison M. Martier	X
Doug Peebles	X
Greg Wilensky, CFA®	X
Michael L. Mon	X
AXA/AB Small Cap Growth Portfolio
Bruce Aronow	X
Samantha Lau	X
Kumar Kirpalani	X
Wen-Tse Tseng	X
Joshua Lisser	X
EQ/Common Stock Index Portfolio
Judith DeVivo	X
EQ/Emerging Markets Equity PLUS Portfolio
Judith DeVivo	X
Joshua Lisser	X
Ben Sklar	X
EQ/Equity 500 Index Portfolio
Judith DeVivo	X
EQ/International Equity Index Portfolio
Judith DeVivo	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Large Cap Growth Index Portfolio
Judith DeVivo	X
EQ/Quality Bond PLUS Portfolio
Greg Wilensky, CFA®	X
Douglas Peebles	X
Paul DeNoon	X
Jon Denfeld, CFA®	X
Shawn Keegan	X
Rajen Jadav, CFA®	X
EQ/Real Estate Equity PLUS Portfolio
Judith DeVivo	X
Joshua Lisser	X
Ben Sklar	X
EQ/Small Company Index Portfolio
Judith DeVivo	X
Multimanager Aggressive Equity Portfolio
Judith DeVivo	X
Multimanager Mid Cap Growth Portfolio
Bruce Aronow	X
N. Kumar Kirpalani	X
Samantha S. Lau	X
Wen-Tse Tseng	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Technology Portfolio
Huachen Chen	6	$2.8 Billion	2	$243 Million	6	$1.2 Billion	0	N/A	1	$240 Million	0	N/A
Walter C. Price	6	$2.8 Billion	2	$243 Million	6	$1.2 Billion	0	N/A	1	$240 Million	0	N/A

ALLIANZ GLOBAL INVESTORS U.S. LLC

Description of any Material Conflicts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms.

AllianzGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price and Hauchen Chen. Mr. Price and Mr. Chen are dually employed by Pallas and by AllianzGI U.S.

Pallas serves as investment manager to unregistered investment companies (the “Pallas Hedge Funds”) — Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., and CP21, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P., Pallas Global

Technology Hedge Fund, L.P. and CP21, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price and Mr. Chen owns a majority of the interests in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. and CP21 L.P.

Mr. Price and Mr. Chen act as portfolio managers for certain AllianzGI U.S. client accounts including, among others, the Multimanager Technology Fund.

AllianzGI U.S. and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of AllianzGI U.S.’s affiliates, and may serve as sub-adviser for accounts or clients for which AllianzGI U.S. or one of its affiliates serves as investment manager or investment adviser. AllianzGI U.S. also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

AllianzGI U.S., Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. AllianzGI U.S. and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through AllianzGI U.S.’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by AllianzGI U.S. on behalf of AllianzGI U.S.’s clients. All trades on behalf of Pallas’ clients that are executed through AllianzGI U.S.’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both AllianzGI U.S. and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price and Mr. Chen also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price and Mr. Chen have a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that they manage, including the Multimanager Technology Portfolio, and they may have an incentive to favor the Pallas Hedge Funds over other accounts that they manage. AllianzGI U.S. has adopted procedures reasonably designed to ensure that Mr. Price and Mr. Chen meets their fiduciary obligations to all clients for whom they act as portfolio managers and treats all such clients fairly and equitably over time.

Compensation Information as of December 31, 2014

Our compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation, cliff vests (i.e., vests fully) three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation, cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (Investment Professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There exist a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation scheme.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

Ownership of Shares of the Portfolio as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Multimanager Technology Portfolio
Huachen Chen	X
Walter C. Price	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

BlackRock Financial Management, Inc. (“BlackRock” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Core Bond Portfolio
Akiva Dickstein	9	$4.62 Billion	25	$8.14 Billion	106	$46.30 Billion	0	N/A	1	$243.0 Million	3	$1.27 Billion
Bob Miller	12	$42.59 Billion	8	$7.05 Billion	0	N/A	0	N/A	0	N/A	0	N/A

BLACKROCK FINANCIAL MANAGEMENT, INC.

Description of any Material Conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Dickstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Dickstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation Information as of December 31, 2014

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.     Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Funds Managed	Applicable Benchmarks
Akiva Dickstein	Multimanager Core Bond Portfolio	A combination of market-based indices (e.g., Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.
Bob Miller	Multimanager Core Bond Portfolio	A combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Miller and Dickstein have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base salary, and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Ownership of Shares of the Portfolio as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Multimanager Core Bond Portfolio
Akiva Dickstein	X
Bob Miller	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

BlackRock Investment Management, LLC (“BlackRock” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/BlackRock Basic Value Equity Portfolio (“Portfolio”)
Carrie King	9	$7.59 Billion	4	$3.16 Billion	0	N/A	0	N/A	0	N/A	0	N/A
Bartlett Geer, CFA®	9	$7.59 Billion	4	$3.16 Billion	0	N/A	0	N/A	0	N/A	0	N/A
AXA Large Cap Value Managed Volatility Portfolio (“Fund”)
Bartlett Geer, CFA®	9	$8.89 Billion	4	$3.16 Billion	0	0	0	N/A	0	N/A	0	N/A
Carrie King	9	$8.89 Billion	4	$3.16 Billion	0	0	0	N/A	0	N/A	0	N/A
Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end,

BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2014

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmark for the Fund and other accounts is the Lipper Large-Cap Value Fund Classification.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Ms. King has unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Mr. Geer and Ms. King are each eligible to participate in these plans.

Ownership of Securities of the Portfolio as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
EQ/BlackRock Basic Value Equity Portfolio
Bartlett Geer, CFA®	X
Carrie King	X
AXA Large Cap Value Managed Volatility Portfolio
Bartlett Geer, CFA®	X
Carrie King	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

BlackRock Investment Management, LLC (“BlackRock” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investments Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
ATM International Managed Volatility Portfolio
Alan Mason	305	$670.5 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$67.95 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$679.5 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
ATM Large Cap Managed Volatility Portfolio
Alan Mason	305	$668.8 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$66.21 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$677.7 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
ATM Mid Cap Managed Volatility Portfolio
Alan Mason	305	$671.8 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$69.23 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$680.8 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
ATM Small Cap Managed Volatility Portfolio
Alan Mason	305	$671.2 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$68.61 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$680.1 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA 400 Managed Volatility Portfolio
Alan Mason	305	$671.4 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$68.77 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$680.3 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA 500 Managed Volatility Portfolio
Alan Mason	305	$665.8 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$63.21 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$674.7 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A

BlackRock Investment Management, LLC (“BlackRock” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investments Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA 2000 Managed Volatility Portfolio
Alan Mason	305	$669.5 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$66.87 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$678.4 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA Global Equity Managed Volatility Portfolio
Alan Mason	305	$671.1 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$68.54 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$680.1 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA International Core Managed Volatility Portfolio
Alan Mason	305	$670.8 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$68.20 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$679.7 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA International Managed Volatility Portfolio
Alan Mason	305	$670.5 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$67.91 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$679.4 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA International Value Managed Volatility Portfolio
Alan Mason	305	$671.2 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$68.61 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$680.1 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA Large Cap Core Managed Volatility Portfolio
Alan Mason	305	$670.2 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$67.57 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$679.1 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA Large Cap Growth Managed Volatility Portfolio
Alan Mason	305	$668.3 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$65.67 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$677.2 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A

BlackRock Investment Management, LLC (“BlackRock” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investments Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Mid Cap Value Managed Volatility Portfolio
Alan Mason	305	$670.5 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$67.93 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$679.5 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA/Franklin Balanced Managed Volatility Portfolio
Alan Mason	305	$671.7 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$69.05 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$680.6 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
Karen Uyehara	20	$31.81 Billion	12	$9.95 Billion	17	$37.24 Billion	0	N/A	2	$837.2 Million	0	N/A
Scott Radell	12	$10.13 Billion	8	$8.25 Billion	7	$3.84 Billion	0	N/A	0	N/A	0	N/A
AXA/Franklin Small Cap Value Managed Volatility Portfolio
Alan Mason	305	$671.8 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$69.24 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$680.8 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA/Horizon Small Cap Value Portfolio
Alan Mason	305	$671.9 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$69.33 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$680.9 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA/Lord Abbett Micro Cap Portfolio
Alan Mason	305	$672.0 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$69.36 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$680.9 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA/Morgan Stanley Small Cap Growth Portfolio
Alan Mason	305	$671.9 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$69.28 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$680.8 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A

BlackRock Investment Management, LLC (“BlackRock” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investments Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA/Mutual Large Cap Equity Managed Volatility Portfolio
Alan Mason	305	$668.8 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$66.21 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$677.7 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA/Pacific Global Small Cap Value Portfolio
Alan Mason	305	$671.9 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$69.33 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$680.9 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
AXA/Templeton Global Equity Managed Volatility Portfolio
Alan Mason	305	$668.8 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$66.21 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$677.7 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
EQ/Global Bond PLUS Portfolio
Scott Radell	12	$10.27 Billion	8	$8.25 Billion	7	$3.84 Billion	0	N/A	0	N/A	0	N/A
Karen Uyehara	20	$31.95 Billion	12	$9.95 Billion	17	$37.24 Billion	0	N/A	2	$837.2 Million	0	N/A
Multimanager Mid Cap Growth Portfolio
Alan Mason	305	$671.9 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$69.33 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$680.9 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A
Multimanager Mid Cap Value Portfolio
Alan Mason	305	$671.9 Billion	406	$500.7 Billion	280	$476.9 Billion	0	N/A	0	N/A	0	N/A
Christopher Bliss	62	$69.31 Billion	208	$480.4 Billion	164	$447.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	305	$680.8 Billion	89	$36.17 Billion	2	$172.2 Million	0	N/A	0	N/A	0	N/A

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Ms. Uyehara and Mr. Radell may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Uyehara and Mr. Radell may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2014

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation — Messrs. Bliss, Mason and Savage

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Bliss, Mason and Savage is not measured against a specific benchmark.

Discretionary Incentive Compensation — Mr. Radell and Ms. Uyehara

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are: A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Mason, Radell and Savage have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Ownership of Securities of the Portfolio as of December 31, 2014

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
ATM International Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
ATM Large Cap Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
ATM Mid Cap Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
ATM Small Cap Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA 400 Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA 500 Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA 2000 Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA Global Equity Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA International Core Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
AXA International Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA International Value Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA Large Cap Core Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA Large Cap Growth Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA Mid Cap Value Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA/Franklin Balanced Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
Daren Uyehara	X
Scott Radell	X
AXA/Franklin Small Cap Value Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA/Horizon Small Cap Value Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA/Lord Abbett Micro Cap Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA/Morgan Stanley Small Cap Growth Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
AXA/Mutual Large Cap Equity Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA/Pacific Global Small Cap Value Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
AXA/Templeton Global Equity Managed Volatility Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
EQ/Global Bond PLUS Portfolio
Christopher Bliss	X
Alan Mason	X
Multimanager Mid Cap Growth Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X
Multimanager Mid Cap Value Portfolio
Christopher Bliss	X
Alan Mason	X
Greg Savage	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Boston Advisors LLC (“Boston Advisers” or “Adviser”) EQ/Boston Advisors Equity Income
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Boston Advisors Equity Income Portfolio
Michael J. Vogelzang	3	$970 Million	6	$192 Million	73	$116 Million	0	N/A	0	N/A	0	N/A
Douglas Riley	2	$943 Million	6	$192 Million	15	$320 Million	0	N/A	0	N/A	0	N/A
David Hanna	2	$914 Million	6	$192 Million	13	$73 Million	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

While the Adviser does not perceive any actual conflicts of interest that are material to the Fund, potential conflicts of interest may exist as a result of the Adviser’s management of multiple accounts, allocating investments among such accounts, personal trading activities of the members of the portfolio management team and permissible use of soft dollars.

The Adviser manages multiple separately managed accounts for institutional and individual clients (“Accounts”), each of which may have distinct investment objectives and strategies, some similar to the Fund and others different. At times the Adviser may determine that an investment opportunity may be appropriate for only some Accounts or may decide that certain of the Accounts should take differing positions with respect to a particular security. In these cases, the Adviser may place separate transactions for one or more separate Accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one Account over another, including the Fund. The Adviser may receive a greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts. The Adviser may, from time to time, recommend an Account purchase shares of the Fund. The Adviser or Adviser’s affiliates may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund. Consistent with its duty to seek best execution, the Adviser selects the broker with whom to execute transactions on behalf of the Fund. The Adviser utilizes soft dollars whereby it may purchase research and services using commission dollars generated by the Fund. Often, the research and services purchased using the Fund’s commissions benefit other Accounts of the Adviser. Soft dollars may create an actual or perceived conflict of interest whereas the Adviser may have an incentive to initiate more transactions to generate soft dollar credits or may select only those brokers willing to offer soft dollar credits when placing transactions for the Fund.

The Adviser has adopted a trade aggregation policy which requires that all clients be treated equitably and compliance policies and procedures. The trade aggregation policy and compliance policies and procedures are designed to detect the types of conflicts of interest described above. However, there is no guarantee that such procedures will always detect or prevent every situation in which an actual or perceived conflict of interest may arise.

Compensation for the fiscal year completed December 31, 2014

All of Boston Advisors, LLC institutional portfolio managers, with the exception of Michael J. Vogelzang, are compensated with a base salary based on market rate, a bonus and equity participation. Bonus is based on a percent of salary subject to achievement of internally established goals and relative performance of composite products managed by the institutional portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pre-tax, annual basis. Discretionary bonuses may also be given. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by institutional portfolio managers. Regarding the compensation of Michael J. Vogelzang, as President of the Adviser and largest shareholder, his compensation is approved by the Board of Directors and is influenced by firm profitability, achieving general investment performance objectives and reaching certain business targets.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Boston Advisors Equity Income Portfolio
Michael J. Vogelzang	X
Douglas Riley	X
David Hanna	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Calvert Socially Responsible (“Fund”) Calvert Investment Management, Inc. (“Calvert” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Calvert Socially Responsible Portfolio
Natalie Trunow	12	$2.80 Billion	5	$211.7 Million	5	$43.44 Million	0	N/A	0	N/A	0	N/A
Matthew Moore, CFA¢	12	$424.4 Million	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Because the Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those potential conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Portfolio Managers for the Portfolio are aware of and abides by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. The Portfolio relies on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment. In addition, performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Adviser to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

Compensation for the fiscal year completed December 31, 2014

Compensation with Respect to Management of Calvert Balanced and Other Accounts

as of December 31, 2014

Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert	Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Investments, Inc., parent of the Advisor, long- and short-term performance of Funds overseen, relative to Fund benchmarks, and growth in Fund assets. Also based on qualitative factors, such as ability to work well with other members of the investment team.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Calvert Socially Responsible Portfolio
Natalie Trunow	X
Matthew Moore, CFA¢	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Capital Guardian Trust Company (“Capital Guardian” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]		Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Capital Guardian Research Portfolio (“Fund”)
Cheryl E. Frank	1	$300 Million	0	N/A	2	$1.9 Billion	0	N/A	0	N/A	0	N/A
Carlos Schonfeld	1	$300 Million	0	N/A	2	$1.9 Billion	0	N/A	0	N/A	0	N/A
AXA Large Cap Core Managed Volatility Portfolio (“Fund”)
Carlos Schonfeld	1	$400 Million	0	N/A	2	$1.9 Billion	0	N/A	0	N/A	0	N/A
Cheryl E. Frank	1	$400 Million	0	N/A	2	$1.9 Billion	0	N/A	0	N/A	0	N/A

[1]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[2]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[3]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[4]	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

Description of any Material Conflicts

Capital Guardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Compensation for the fiscal year completed December 31, 2014

Investment analysts are paid competitive salaries, a bonus that is directly tied to individual investment results and may participate in our profit sharing plan. Analysts also receive a subjective bonus that is based on their contribution to the research process. The relative mix of compensation represented by salary, bonuses and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, the investment bonus is calculated by comparing pre-tax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average. Much greater weight is placed on the four-year and eight-year rolling averages. For investment analysts, benchmarks include both appropriate industry indices reflecting their areas of expertise and relevant market measures.

Research Portfolio Coordinators are compensated in the manner described above in their role as analyst. For each Portfolio, the relevant benchmarks for the Research Portfolio Coordinators include the S&P 500 Index a median of a customized US Core Equity Competitive Universe compiled from eVestment Alliance, a customized Growth and Income Funds Index based on the Lipper Growth and Income Index.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Capital Guardian Research Portfolio
Cheryl E. Frank	X
Carlos Schonfeld	X
AXA Large Cap Core Managed Volatility Portfolio
Cheryl E. Frank	X
Carlos Schonfeld	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

ClearBridge Investments, LLC (“Clear Bridge” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Aggressive Equity Portfolio
Evan Bauman	4	$18.18 Billion	3	$4.07 Billion	52,968	$17.26 Billion	0	N/A	0	N/A	0	N/A
Richard Freeman	8	$24.41 Billion	3	$5.03 Billion	52,968	$17.26 Billion	0	N/A	0	N/A	0	N/A

CLEARBRIDGE INVESTMENTS, LLC

Description of any Material Conflicts

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Compensation Information as of December 31, 2014

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation.    Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation.    In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•

ClearBridge’s Deferred Incentive Plan (CDIP) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock Deferral — a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock and Stock Option Grants — a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance.    A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

Ownership of Shares of the Portfolio as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Multimanager Aggressive Equity Portfolio
Evan Bauman	X
Richard Freeman	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Diamond Hill Capital Management, Inc. (“Diamond Hill” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Mid Cap Value Managed Volatility Portfolio (“Fund”)
Chris Welch, CFA®	4	$5.4 Billion	2	$111 Million	229	$4.9 Billion	0	N/A	0	N/A	5	$562 Million
Tom Schindler, CFA®	2	$2.1 Billion	0	N/A	22	$402 Million	0	N/A	0	N/A	1	$12 Million
Jeanette Hubbard, CFA®	3	$785 Million	0	N/A	22	$402 Million	0	N/A	0	N/A	1	$12 Million
Multimanager Mid Cap Value Portfolio (“Portfolio”)
Chris Welch, CFA	4	$5.4 Billion	2	$111 Million	229	$9.9 Billion	0	N/A	0	N/A	5	$562 Million
Tom Schindler, CFA	2	$2.1 Billion	0	N/A	22	$402 Million	0	N/A	0	N/A	1	$12 Million
Jeannette Hubbard, CFA	3	$785 Million	0	N/A	22	$267 Million	0	N/A	0	N/A	1	$12 Million

Description of any Material Conflicts

Each of the Portfolio Managers is also responsible for managing other account portfolios in addition to the respective Funds in which they manage. Management of other accounts in addition to the Funds can present certain conflicts of interest, including those associated with different fee structures, various trading practices, and the amount of time a portfolio manager may spend on other accounts vs. the respective Funds in which they manage. The Adviser has implemented specific policies and procedures to address any potential conflicts.

Performance Based Fees.    The Adviser manages certain accounts, including private investment funds (a.k.a. “Hedge Funds”), for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”). As of result of the performance based fee component, the Adviser may receive additional revenue related to the Performance Fee Accounts. None of the Portfolio Managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate Portfolio Managers and all staff.

Trade Allocation.    The Adviser manages numerous accounts in addition to the Funds. When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a Fund because of increased volume of the transaction. However, when another of the Adviser’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, the Adviser has adopted a trade allocation policy in which all trade orders occurring simultaneously among any of the Funds and one or more other accounts where the Adviser has the discretion to choose the execution broker are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed in random order, through our portfolio management software. When a trade is partially filled, the number of filled shares is allocated on a pro-rata basis to the appropriate client accounts. Trades are not segmented by investment product.

Personal Security Trading by the Portfolio Managers.    The Adviser has adopted a strict Code of Ethics designed to: (1) demonstrate the Adviser’s duty at all times to place the interest of clients and Fund shareholder first; (2) align the interests of the portfolio managers with clients and Fund shareholders, and (3) mitigate inherit conflicts of interest associated with personal securities transactions. The Code of Ethics prohibits all employees of the Adviser, including the portfolio managers, from purchasing any individual equity or fixed income securities that are eligible to be purchased by the Funds. The Code of Ethics also prohibits the purchase of 3rd party mutual funds that invest primarily in U.S. equity or corporate bond securities.

Compensation for the fiscal year completed December 31, 2014

All of the portfolio managers, and research analysts, are paid by the adviser a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of shareholders, all portfolio managers also participate in an annual cash and equity incentive compensation program that is based on:

•	The long-term pre-tax investment performance of the Fund(s) that they manage,

•	The Adviser’s assessment of the investment contribution they make to Funds they do not manage,

•	The Adviser’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and

•	The Adviser’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities.

Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis). Investment performance is measured against an absolute return target for each Fund, the respective Fund’s benchmark and its Morningstar or Lipper peer group.

Incentive compensation is paid annually from an incentive pool that is determined based on several factors including investment results in client portfolios, revenues, employee performance, and industry operating margins. Incentive compensation is subject to review and oversight by the compensation committee of the Adviser’s parent firm, Diamond Hill Investment Group, Inc. (the “Company”). The compensation committee is comprised of independent outside members of the board of directors. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match. The Adviser also offers a Deferred Compensation Plan, whereby each portfolio manager may voluntarily elect to defer a portion of their incentive compensation. Any deferral on incentive compensation must be invested in Diamond Hill Funds for the entire duration of the deferral.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000
AXA Mid Cap Value Managed Volatility Portfolio
Chris Welch, CFA®	X
Tom Schindler, CFA®	X
Jeanette Hubbard, CFA®	X
Multimanager Mid Cap Value Portfolio
Jeanette Hubbard, CFA	X
Tom Schindler, CFA	X
Chris Welch, CFA	X

DoubleLine Capital LP (“DoubleLine” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Core Bond Portfolio
Jeffrey E. Gundlach	18	$50.91 Billion	9	$4.37 Billion	39	$4.76 Billion	0	N/A	2	$2.44 Billion	0	N/A
Philip A. Barach	8	$44.98 Billion	8	$2.86 Billion	36	$4.21 Billion	0	N/A	2	$2.44 Billion	0	N/A

Description of any Material Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Investors in the Fund may also be advisory clients of the Adviser. Accordingly, the Adviser may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Fund. For example, the Adviser may advise a client who has invested in the Fund to redeem its investment in the Fund, which may cause the Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. The Adviser currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of the Fund, to a large number of investors. A large percentage of the Fund’s shares may be held by such investors.

Affiliates of the Adviser may provide initial funding to or otherwise invest in a Fund. The Adviser could face a conflict if an account it advises is invested in the Fund and that account’s interests diverge from those of the Fund. When an affiliate provides “seed capital” or other capital for the Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in the Fund. The timing of a redemption by an affiliate could benefit the affiliate. For example, the affiliate may choose to redeem its shares at a time when the Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by an affiliate, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Joint Insurance Policies. The Fund has entered into (and paid a portion of the premiums of) a joint errors and omissions/trustees and officers insurance policy with the Adviser and certain private funds advised by the Adviser. Participation in the joint policy could potentially limit the recovery of the Fund as a result of, among other reasons, claims by other insureds (such as the Adviser or a private fund) exhausting the available coverage. Such arrangements are reviewed annually by the Board. The Adviser may engage an independent third party to assess the allocation of the portions of the premiums paid by the Fund and the Adviser. Any such expenses borne by the Fund are indirectly borne by the Fund’s shareholders.

Compensation as of December 31, 2014

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in net income related to the business unit for which such portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary.    Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums.    Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives.    Portfolio managers participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of the Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of the Adviser.

Other Plans and Compensation Vehicles.    Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary.    As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,000-$1,000,000	over $1,000,000
Multimanager Core Bond Portfolio
Jeffrey E. Gundlach	X
Philip A. Barach	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EARNEST Partners, LLC (“EARNEST” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA International Core Managed Volatility Portfolio (“Fund”)
Paul Viera	12	$3.9 Billion	30	$2.2 Billion	171	$12.4 Billion	0	N/A	0	N/A	6	$1.3 Billion
EQ/Emerging Markets Equity PLUS Portfolio (“Fund”)
Paul Viera	12	$4.0 Billion	30	$2.2 Billion	171	$12.4 Billion	0	N/A	0	N/A	6	$1.3 Billion

Description of any Material Conflicts

The Adviser may be responsible for managing one or more Funds in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. The Adviser may manage other client accounts which may have higher fee arrangements than the Fund(s) and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

The Adviser seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that the Adviser believes to be fair and equitable. The Adviser has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, the Adviser manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that the Adviser believes to be fair and equitable.

Compensation as of December 31, 2014

Adviser personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Adviser also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio manager(s). The firm is employee-owned.

Ownership of Shares of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA International Core Managed Volatility Portfolio
Paul Viera	X
EQ/Emerging Markets Equity PLUS Portfolio
Paul Viera	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Franklin Advisory Services, LLC (“Franklin Advisory” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
AXA/Franklin Small Cap Value Managed Volatility Portfolio (“Fund”)
Steven Raineri	6	$6.26 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Donald G. Taylor, CPA	13	$27.7 Billion	3	$947 Million	0	N/A	0	N/A	0	N/A	0	N/A
Christopher Meeker, CFA®	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Conflicts: The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser and the Fund have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2014

The Adviser seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the Adviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Adviser and/or other officers of the Adviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-Investment Performance — The more qualitative contributions of a portfolio manager to the Adviser’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication are evaluated in determining the amount of any bonus award.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities of the Funds as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA/Franklin Small Cap Value Managed Volatility Portfolio
Donald G. Taylor, CPA	X
Steven Raineri	X
Christopher Meeker, CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Franklin Advisers, Inc. (“Franklin Advisers” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
AXA/Franklin Balanced Managed Volatility Portfolio (“Fund”)
Edward D. Perks, CFA®	8	$108.5 Billion	5	$4.5 Billion	0	N/A	0	N/A	0	N/A	0	N/A
Alex Peters, CFA®	7	$105.7 Billion	5	$4.5 Billion	0	N/A	0	N/A	0	N/A	0	N/A
Matt Quinlan, CFA®	10	$110 Billion	5	$4.5 Billion	1	$152 Million	0	N/A	0	N/A	0	N/A
Multimanager Mid Cap Growth Portfolio (“Fund”)
Michael McCarthy	3	$7.21 Billion	4	$667 Million	5	$196 Million	0	N/A	0	N/A	0	N/A
Bradley T. Carris, CFA®	1	$2.72 Billion	1	$293 Million	5	$196 Million	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Conflicts: The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser and the Fund have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2014

The Adviser seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of a Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the Adviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Adviser and/or other officers of the Adviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-Investment Performance — The more qualitative contributions of a portfolio manager to the Adviser’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA/Franklin Balanced Managed Volatility Portfolio
Edward D. Perks, CFA®	X
Alex Peters, CFA®	X
Matt Quinlan, CFA®	X
Multimanager Mid Cap Growth Portfolio
Bradley T. Carris, CFA®	X
Michael McCarthy	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Franklin Mutual Advisers, LLC (“Franklin Mutual” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
AXA/Mutual Large Cap Equity Managed Volatility Portfolio (“Fund”)
Peter A. Langerman	10	$52.4 Billion	10	$4.56 Billion	0	N/A	0	N/A	0	N/A	0	N/A
F. David Segal, CFA®	7	$25.9 Billion	5	$1.51 Billion	0	N/A	0	N/A	0	N/A	0	N/A
Deborah A. Turner, CFA®	7	$25.9 Billion	5	$1.51 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Conflicts: The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser and the Fund have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2014

The Adviser seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the Adviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Adviser and/or other officers of the Adviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-Investment Performance — The more qualitative contributions of a portfolio manager to the Adviser’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

Research — Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA/Mutual Large Cap Equity Managed Volatility Portfolio
Peter A. Langerman	X
Deborah A. Turner, CFA®	X
F. David Segal, CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

GAMCO Asset Management Inc. (“GAMCO” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/GAMCO Mergers and Acquisitions Portfolio
Mario J. Gabelli	26	$26.3 Billion	9	$776.8 Million	1,483	$19.0 Billion	6	$5.3 Billion	9	$776.8 Million	25	$3.1 Billion
EQ/GAMCO Small Company Value Portfolio
Mario J. Gabelli	26	$23.6 Billion	9	$776.8 Million	1,483	$19.0 Billion	6	$5.3 Billion	9	$776.8 Million	25	$3.1 Billion

Description of any Material Conflicts

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention.    Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities.    If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies.    At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers.    Because of the portfolio manager’s position with an affiliated broker/dealer and his indirect majority ownership interest in such affiliate, he may have an incentive to use the affiliate to execute portfolio transactions for the Fund even if using the affiliate is not in the best interest of the Fund.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Adviser and its affiliates. The Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed December 31, 2014

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMCO Investors, Inc. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/GAMCO Mergers and Acquisitions Portfolio
Mario J. Gabelli	X
EQ/GAMCO Small Company Value Portfolio
Mario J. Gabelli	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA/Horizon Small Cap Value Portfolio (“Portfolio”) Horizon Asset Management LLC (“Horizon” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA/Horizon Small Cap Value Portfolio
Matthew Houk	3	$503.6 Million	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Murray Stahl	11	$2.19 Billion	18	$899 Million	1,017	$2.07 Billion	0	N/A	16	$626.3 Million	7	$311.9 Million

HORIZON ASSET MANAGEMENT LLC

Description of any Material Conflicts

As an investment adviser and fiduciary, Horizon Asset Management LLC (“Horizon”) has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. Horizon has developed policies and procedures reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest including, but not limited to, the areas of employee personal trading, managing multiple accounts for multiple clients, allocation of investment opportunities and other business activities.

Employee Personal Trading.     Horizon has adopted a Code of Ethics designed to detect and prevent potential conflicts of interest when the firm, its investment professionals and/or its other employees own, buy or sell securities that may be owned by, or bought or sold for, its clients. Personal securities transactions by the firm and/or an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or while such issuer is being researched by Horizon. Subject to the reporting requirements and other limitations of its Code of Ethics (such as blackout and holding periods), Horizon permits its employees to engage in personal securities transactions.

Managing Multiple Accounts for Multiple Clients.     Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts. Horizon’s investment professionals have responsibilities for managing multiple funds and accounts with common investment strategies. These funds and/or accounts may be other registered investment companies, separate accounts and/or unregistered commingled funds. Horizon has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs.
Allocation of Investment Opportunities.     Horizon seeks to provide best execution of all securities transactions. However, Horizon’s side-by-side management of funds and/or accounts with incentive fee arrangement in tandem with other funds and/or accounts creates potential conflicts of interest. To this end, Horizon has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise, and to ensure all accounts are treated fairly. Under normal circumstances, Horizon aggregates and then allocates securities to appropriate client accounts in a fair and timely manner, without regard to an account’s fee arrangements.

Other Business Arrangements.     Horizon authors research reports and makes such reports available on a subscription basis to institutional clients. As these situations may represent a potential conflict of interest, Horizon has adopted restrictive policies and procedures as appropriate to detect and mitigate or prevent potential conflicts of interest. These policies and procedures include, but are not limited to, a restriction on trading in certain securities while such research reports are being composed and until after such reports have been published. These restrictions on trading may adversely affect Horizon’s ability to implement its investment strategies.

Compensation Information as of December 31, 2014

Non-owner Portfolio Managers are compensated with salary and incentive compensation. Salary is typically a function of the skill and experience of the individual portfolio manager. Incentive compensation is typically designed to align the interests of the portfolio manager with that of Fund investors and the overall firm. Portfolio Managers who are owners of the firm participate in the overall profitability of the firm through distributions.

Ownership of Shares of the Portfolio as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,00,000	over $1,000,000
AXA/Horizon Small Cap Value Portfolio
Matthew Houk	X
Murray Stahl	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Institutional Capital LLC (“ICAP” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of
other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed within
	each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Large Cap Core Managed Volatility Portfolio (“Fund”)
Jerrold K. Senser	15	$12.20 Billion	13	$1.62 Billion	107	$9.27 Billion	0	N/A	0	N/A	10	$1.29 Billion
Thomas Cole	15	$12.20 Billion	13	$1.62 Billion	107	$9.27 Billion	0	N/A	0	N/A	10	$1.29 Billion
Andrew P. Starr	15	$12.20 Billion	13	$1.62 Billion	107	$9.27 Billion	0	N/A	0	N/A	10	$1.29 Billion
Matthew T. Swanson	15	$12.20 Billion	13	$1.62 Billion	107	$9.27 Billion	0	N/A	0	N/A	10	$1.29 Billion

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation for the fiscal year completed December 31, 2014

Compensation for members of the Adviser’s research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the Adviser’s overall organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of the Adviser’s investment process, their contribution to the investment research work done in their sector, their contribution to the Adviser’s overall organization, and their professional conduct. The mix between fixed and variable compensation varies, with more senior members of the research team having a higher variable component. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of the Adviser’s revenue and cash flow performance over various periods of time.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA Large Cap Core Managed Volatility Portfolio
Jerrold K. Senser	X
Thomas Cole	X
Andrew P. Starr	X
Matthew T. Swanson	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Invesco Advisers, Inc. (“Invesco” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in billions)
EQ/Invesco Comstock Portfolio
Kevin C. Holt	9	$22.5 Billion	1	$165.1 Million	3,614*	$616.5 Million*	0	N/A	0	N/A	0	N/A
Devon E. Armstrong	9	$22.5 Billion	1	$165.1 Million	3,614*	$616.5 Million*	0	N/A	0	N/A	0	N/A
James N. Warwick	9	$22.5 Billion	1	$165.1 Million	3,614*	$616.5 Million*	0	N/A	0	N/A	0	N/A
Matthew Seinsheimer	9	$22.5 Billion	1	$165.1 Million	3,614*	$616.5 Million*	0	N/A	0	N/A	0	N/A

*	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Description of any Material Conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Invesco Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco determines which broker to use to execute each order for securities transactions for the fund(s), consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Invesco Fund(s) in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund(s) or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation for the fiscal year completed December 31, 2014

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary.    Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus.    The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group.

1	Rolling time periods based on calendar year-end.

2	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Invesco Funds selected by the portfolio manager at the time the award is granted.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long-Term Compensation.    Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long-term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Invesco Comstock Portfolio
Kevin C. Holt	X
Devon E. Armstrong	X
James N. Warwick	X
Matthew Seinsheimer	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

J.P. Morgan Investment Management, Inc. (“JPMorgan” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/JPMorgan Value Opportunities Portfolio
Scott Blasdell	1	$819.8 Billion	1	$77.16 Billion	1	$203.1 Billion	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing J.P. Morgan Investment Management Inc.’s (“JPMorgan”)’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s or its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures designed to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

Compensation for the fiscal year completed December 31, 2014

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMorgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/JPMorgan Value Opportunities Portfolio
Scott Blasdell	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Knightsbridge Asset Management, LLC (“Knightsbridge” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Mid Cap Value Portfolio
John Prichard, CFA	1	$67.0 Million	0	N/A	468	$297.0 Million	0	N/A	0	N/A	11	13.6
Miles E. Yourman	1	$67.0 Million	0	N/A	468	$297.0 Million	0	N/A	0	N/A	11	13.6

KNIGHTSBRIDGE ASSET MANAGEMENT, LLC

Description of any Material Conflicts

Knightsbridge performs investment management services for other accounts, including proprietary accounts, similar to those provided to the Portfolio and the investment action for such other accounts and the Portfolio may differ. Additionally, the management of other strategies and multiple accounts may give rise to potential conflicts of interest, as the investment team must allocate time and effort to other accounts and the Portfolio. Knightsbridge may discover an investment opportunity that may be suitable for more than one account or strategy which may be limited so that all accounts or strategies for which the investment would be suitable may not be able to participate. Knightsbridge has a fiduciary duty to manage all client accounts in a fair and equitable manner and has adopted policies and procedures designed to address potential conflicts.

Compensation Information as of December 31, 2014

As principals of Knightsbridge, John Prichard’s and Miles Yourman’s compensation is tied to the net income of the firm.

Ownership of Shares of the Portfolio as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,00,000	over $1,000,000
Multimanager Mid Cap Value Portfolio
John G. Prichard	X
Miles E. Yourman	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Loomis, Sayles & Company, L.P. (“Loomis Sayles” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA/Loomis Sayles Growth
Aziz V. Hamzaogullari, CFA®	10	$7.66 Billion	8	$905 Million	80	$4.88 Billion	0	N/A	1	$478 Million	0	N/A

Description of any Material Conflicts

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the Fund’s portfolio manager. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of soft dollar arrangements.

Compensation as of December 31, 2014

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

Equity Managers.    While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The 1 year may be eliminated for some products. Longer-term performance (3 and 5 years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). In addition, the performance measurement for equity compensation will incorporate a consistency metric using longer term (3, 5, etc.) rolling excess return compared to peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue or asset size of accounts represented in each product. An external benchmark is used as a secondary comparison.

Loomis Sayles uses either an institutional peer group as a point of comparison for equity manager performance, a Morningstar universe and/or the Lipper universe. In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

Mutual funds are not included in Loomis Sayles’ composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,000-$1,000,000	over $1,000,000
AXA/Loomis Sayles Growth Portfolio
Aziz V. Hamzaogullari, CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Lord, Abbett & Co. LLC (“Lord Abbett” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA/Lord Abbett Micro Cap Portfolio
F. Thomas O’Halloran, III J.D., CFA	8	$5.84 Billion	0	N/A	15	$876.4 Billion	0	N/A	0	N/A	1	$65.6 Million
Arthur K. Weise, CFA	8	$5.84 Billion	0	N/A	15	$876.4 Billion	0	N/A	0	N/A	1	$65.6 Million
Matthew R. DeCicco, CFA	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Multimanager Mid Cap Value Portfolio
Thomas B. Maher	4	$5.14 Billion	0	N/A	1003	$1.47 Billion[1]	0	N/A	0	N/A	0	N/A
Justin C. Maurer	4	$5.14 Billion	0	N/A	1003	$1.47 Billion[1]	0	N/A	0	N/A	0	N/A

1.	Does not include $121.0 million for which Lord, Abbett & Co. provides investment models to managed account sponsors.

LORD, ABBETT & CO. LLC

Description of any Material Conflicts

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of Lord Abbett’s portions of the AXA/Lord Abbett Micro Cap Portfolio and the Multimanager Mid Cap Value Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Portfolio. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

Compensation Information as of December 31, 2014

When used in this section, the term “Fund” refers to the portions of the AXA/Lord Abbett Micro Cap Portfolio and the Multimanager Mid Cap Value Portfolio managed by Lord Abbett’s portfolio managers, as well as any other registered investment companies, pooled investment vehicles and accounts managed by such portfolio managers. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the fund’s performance against one or more benchmarks from among the fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three- and five-year investment returns on a pretax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit sharing plan are entirely invested in Lord Abbett-sponsored funds.

Ownership of Shares of the Portfolios as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
AXA/Lord Abbett Micro Cap Portfolio
F. Thomas O’Halloran, III, J.D., CFA	X
Arthur K. Weise, CFA	X
Matthew R. DeCiccio, CFA	X
Multimanager Mid Cap Value Portfolio
Thomas B. Maher	X
Justin C. Maurer	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Marsico Capital Management LLC (“Marsico” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Large Cap Growth Managed Volatility Portfolio (“Fund”)
Thomas F. Marsico	17	$6.44 Billion	9	$1.18 Billion	41	$3.62 Billion	0	N/A	0	N/A	0	N/A
Coralie Witter	10	$5.40 Billion	8	$1.14 Billion	34	$3.53 Billion	0	N/A	0	N/A	0	N/A
Multimanager Aggressive Equity Portfolio (“Fund”)
Thomas F. Marisco	17	$6.87 Billion	9	$1.18 Billion	41	$3.62 Billion	0	N/A	0	N/A	0	N/A
Coralie Witter	10	$5.84 Billion	8	$1.14 Billion	34	$3.53 Billion	0	N/A	0	N/A	0	N/A

*	Includes a wrap fee platform which includes approximately 2,201 underlying clients and approximately $825 million in assets. Two accounts represent model portfolios of approximately $1.18 billion in assets.

Description of any Material Conflicts

A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different investment platforms, account types, opening or funding dates, cash flows, client-specific objectives or restrictions or for other reasons. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy generally to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. Consistent with this approach, Marsico has adopted policies and procedures for allocating transactions fairly across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including the Marsico’s Code of Ethics.

Compensation for the fiscal year completed December 31, 2014

The compensation package for portfolio managers of Marsico includes a competitive base salary reevaluated periodically, and may also include periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievements and contributions benefitting the firm and/or clients. Base salaries also may be adjusted upward (or downward) based on similar factors. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation generally takes into account, among other factors, the overall performance of accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based solely on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees.

In addition to salary and bonus, Marsico’s portfolio managers may participate in other Marsico benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolio risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability and willingness to support and train other analysts, and other considerations.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA Large Cap Growth Managed Volatility Portfolio
Thomas F. Marsico	X
Coralie Witter	X
Multimanager Aggressive Equity Portfolio
Thomas F. Marisco	X
Coralie Witter, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

MFS Investment Management (“MFS” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA International Core Managed Volatility Portfolio (“Fund”)
David Antonelli	8	$11.7 Billion	9	$3.7 Billion	32	$11.7 Billion	0	N/A	0	N/A	0	N/A
Kevin Dwan	4	$6.2 Billion	4	$2.6 Billion	17	$7.1 Billion	0	N/A	0	N/A	0	N/A
Matthew Barrett*	1	$13.7 Million	2	$23.9 Million	4	$1.6 Billion	0	N/A	0	N/A	0	N/A
AXA Large Cap Value Managed Volatility Portfolio (“Fund”)
Nevin P. Chitkara	17	$61.8 Billion	8	$6.4 Billion	42	$17.8 Billion	0	N/A	0	N/A	0	N/A
Steven R. Gorham	6	$61.7 Billion	8	$6.4 Billion	42	$17.8 Billion	0	N/A	0	N/A	0	N/A
EQ/MFS International Growth Portfolio (“Fund”)
David Antonelli	8	$10.7 Billion	9	$3.7 Billion	32	$11.7 Billion	0	N/A	0	N/A	0	N/A
Kevin Dwan	4	$5.2 Billion	4	$2.6 Billion	17	$7.1 Billion	0	N/A	0	N/A	0	N/A
Matthew Barrett*	1	$13.7 Billion	2	$23.9 Billion	4	$1.6 Billion	0	N/A	0	N/A	0	N/A

*	Information is as of February 28, 2015.

Description of any Material Conflicts

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation for the fiscal year completed December 31, 2014

Compensation.    Portfolio manager compensation is reviewed annually. As of December 31, 2014, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2014, the following benchmarks were used to measure the following portfolio managers’ performance for the following Fund:

Fund	Portfolio Manager	Benchmark(s)
EQ/MFS International Growth Portfolio	David A. Antonelli	MSCI EAFE (Europe, Australasia, Far East) Growth Index
	Kevin M. Dwan	MSCI EAFE (Europe, Australasia, Far East) Growth Index
AXA International Core Managed Volatility Portfolio	David A. Antonelli	MSCI All Country World (ex-US) Growth Index
	Kevin M. Dwan	MSCI All Country World (ex-US) Growth Index

Mr. Barrett was added as a portfolio manager of the EQ/MFS International Growth Portfolio and AXA International Core Managed Volatility Portfolio effective March 31, 2015. As of December 31, 2014, no benchmarks were used to measure the performance of Mr. Barrett for the Funds because the portfolio manager was not a portfolio manager of the Funds at that time.

As of December 31, 2014 the following benchmark was used to measure the following portfolio manager’s performance for the following Fund:

AXA Large Cap Value Managed Volatility Portfolio	Nevin P. Chitkara	Russell 1000 Value Index
	Steven R. Gorham	Russell 1000 Value Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.

During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the Adviser’s Equity Plan. Equity interests and/or options to acquire equity interests in the Adviser or its parent company are awarded by management, on a discretionary basis, taking into account tenure at the Adviser, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefits plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of the Adviser. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at the Adviser and salary level, as well as other factors.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA International Core Managed Volatility Portfolio
David Antonelli	X
Kevin Dwan	X
Matthew Barrett	X
AXA Large Cap Value Managed Volatility Portfolio
Nevin P. Chitkara	X
Steven R. Gorham	X
EQ/MFS International Growth Portfolio
David Antonelli	X
Kevin Dwan	X
Matthew Barrett	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Morgan Stanley Investment Management, Inc. (“Morgan Stanley” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
	December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in billions)
AXA Global Equity Managed Volatility Portfolio (“Fund”)
Ruchir Sharma	7	$2.5 Billion	6	$4.27 Billion	16	$6.56 Billion	0	N/A	0	N/A	3	$2.09 Billion
Paul Psaila	8	$2.22 Billion	6	$4.35 Billion	15	$6.44 Billion	0	N/A	0	N/A	3	$2.09 Billion
Eric Carlson	8	$2.22 Billion	6	$4.35 Billion	15	$6.44 Billion	0	N/A	0	N/A	3	$2.09 Billion
Gaite Ali	7	$2.22 Billion	7	$4.64 Billion	17	$7.93 Billion	0	N/A	0	N/A	4	$3.55 Billion
Ana Christina Piedrahita	7	$2.22 Billion	7	$4.64 Billion	17	$7.93 Billion	0	N/A	0	N/A	4	$3.55 Billion
Munib Madni	9	$2.49 Billion	6	$4.41 Billion	19	$12.58 Billion	0	N/A	0	N/A	3	$2.09 Billion
Samuel Rhee	10	$3.24 Billion	6	$4.41 Billion	19	$12.58 Billion	0	N/A	0	N/A	3	$2.09 Billion
AXA/Morgan Stanley Small Cap Growth Portfolio (“Fund”)
Dennis Lynch	26	$20.32 Billion	6	$6.56 Billion	12	$2.08 Billion	0	N/A	0	N/A	2	$536 Million
David Cohen	26	$20.32 Billion	6	$6.56 Billion	12	$2.08 Billion	0	N/A	0	N/A	2	$536 Million
Sam Chainani	26	$20.32 Billion	6	$6.56 Billion	12	$2.08 Billion	0	N/A	0	N/A	2	$536 Million
Alexander Norton	26	$20.32 Billion	6	$6.56 Billion	12	$2.08 Billion	0	N/A	0	N/A	2	$536 Million
Jason Yeung	26	$20.32 Billion	6	$6.56 Billion	12	$2.08 Billion	0	N/A	0	N/A	2	$536 Million
Armistead Nash	26	$20.32 Billion	6	$6.56 Billion	12	$2.08 Billion	0	N/A	0	N/A	2	$536 Million
EQ/Morgan Stanley Mid Cap Growth Portfolio (“Fund”)
Dennis Lynch	26	$20.32 Billion	6	$6.56 Billion	12	$2.08 Billion	0	N/A	0	N/A	2	$536 Million
David Cohen	26	$20.32 Billion	6	$6.56 Billion	12	$2.08 Billion	0	N/A	0	N/A	2	$536 Million
Sam Chainani	26	$20.32 Billion	6	$6.56 Billion	12	$2.08 Billion	0	N/A	0	N/A	2	$536 Million
Alexander Norton	26	$20.32 Billion	6	$6.56 Billion	12	$2.08 Billion	0	N/A	0	N/A	2	$536 Million
Jason Yeung	26	$20.32 Billion	6	$6.56 Billion	12	$2.08 Billion	0	N/A	0	N/A	2	$536 Million
Armistead Nash	26	$20.32 Billion	6	$6.56 Billion	12	$2.08 Billion	0	N/A	0	N/A	2	$536 Million

Description of any Material Conflicts

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation for the fiscal year completed December 31, 2014

Portfolio Manager Compensation Structure: Morgan Stanley’s compensation structure is based on a total reward system of base salary and Incentive Compensation which is paid partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as deferred cash under the Adviser’s Investment Management Alignment Plan (“IMAP”), as an equity-based award or it may be granted under other plans as determined annually by Morgan Stanley’s Compensation, Management Development and Succession Committee subject to vesting and other conditions.

Base salary compensation.    Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation.    In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•	Cash Bonus.

•	Deferred Compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a mandatory program that defers a portion of incentive compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios.

All deferred compensation awards are subject to clawback provisions where awards can be cancelled, in whole or in part, if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; constitutes a violation by the portfolio manager of Morgan Stanley’s Global Risk Management Principles, Policies and Standards; or constitutes violation of internal risk and control policies involving a subsequent loss.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
•	The investment performance of the funds/accounts managed by the portfolio manager.
•	Contribution to the business objectives of the Adviser.
•	The dollar amount of assets managed by the portfolio manager.
•	Market compensation survey research by independent third parties.
•	Other qualitative factors, such as contributions to client objectives.
•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA Global Equity Managed Volatility Portfolio
Ruchir Sharma	X
Paul Psaila	X
Eric Carlson	X
Ana Christina Piedrahita	X
Munib Madni	X
Samuel Rhee	X
Gaite Ali	X
AXA/Morgan Stanley Small Cap Growth Portfolio
Sam Chainani	X
David Cohen	X
Dennis Lynch	X
Armistead Nash	X
Alexander Norton	X
Jason Yeung	X
EQ/Morgan Stanley Mid Cap Growth Portfolio
Dennis Lynch	X
David Cohen	X
Sam Chainani	X
Alexander Norton	X
Jason Yeung	X
Armistead Nash	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Northern Cross LLC (“Northern Cross” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
AXA International Value Managed Volatility Portfolio (“Fund”)
Howard Appleby	7	$48.3 Billion	1	$59 Million	13	$3.3 Billion	0	N/A	0	N/A	0	N/A
Jean-Francois Ducrest	7	$48.3 Billion	1	$59 Million	13	$3.3 Billion	0	N/A	0	N/A	0	N/A
James LaTorre	7	$48.3 Billion	1	$59 Million	13	$3.3 Billion	0	N/A	0	N/A	0	N/A

Description of any material conflicts

From time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of the Portfolio on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by AXA International Value Managed Volatility Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

Knowledge and Timing of Portfolio Trades.    A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Portfolio. Because of the portfolio managers’ positions with AXA International Value Managed Volatility Portfolio, each portfolio manager knows the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Portfolio.

Investment Opportunities.    A potential conflict of interest may arise as result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by one or more of the portfolio managers, but may not be available in sufficient quantities for both AXA International Value Managed Volatility Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

Northern Cross, LLC has adopted policies and procedures reasonably designed to treat all accounts fairly and equitably and to address the potentially adverse effect of any conflicts of interest. Northern Cross, LLC has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis over time. Under Northern Cross, LLC’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and the Subadviser’s investment outlook.

Compensation for the fiscal year completed December 31, 2014

Northern Cross is owned 100% by the four principals. Their compensation consists of a share in the firm’s overall profits. Analysts are compensated with a base salary as well as incentive compensation. Incentive compensation is based on qualitative annual evaluations and the judgment of the principals of Northern Cross.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,000- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA International Value Managed Volatility Portfolio
Howard Appleby, CFA®	X
Jean-Francois Ducrest	X
James LaTorre, CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

OppenheimerFunds, Inc. (“OppenheimerFunds” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as  of
	December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Oppenheimer Global Portfolio (“Fund”)
Rajeev Bhaman, CFA®	7	$17.29 Billion	3	$1.23 Billion	1	$124.90 Million	0	N/A	0	N/A	0	N/A
AXA Global Equity Managed Volatility Portfolio (“Fund”)
Rajeev Bhaman, CFA®	8	$17.44 Billion	2	$912.55 Million	1	$124.90 Million	0	N/A	0	N/A	0	N/A

*	Does not include personal accounts of portfolio managers and their families which are subject to the Code of Ethics.

Description of any Material Conflicts

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the EQ/Oppenheimer Global (the “Fund”). At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by OppeneheimerFunds, Inc. (the “Sub-Adviser”) have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub-Adviser’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation for the fiscal year completed December 31, 2014

Portfolio managers are employed and compensated by the Sub-Adviser, or an affiliate, not the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Sub-Adviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.

A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts. Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Sub-Adviser’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers’ interests are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The peer group category for Mr. Bhaman with respect to the Funds is Morningstar World Stock.

Ownership of Securities of the Funds as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Oppenheimer Global Portfolio
Rajeev Bhaman, CFA®	X
AXA Global Equity Managed Volatility Portfolio
Rajeev Bhaman, CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Pacific Global Investment Management Company (“Pacific Global” “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA/Pacific Global Small Cap Value Portfolio
George A. Henning	3	$215 Million	0	N/A	344	$160 Million	0	N/A	0	N/A	0	N/A

PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY

Description of any Material Conflicts

Pacific Global Investment Management Company (“Pacific Global” or the “Firm”) has identified various issues which might create actual or potential conflicts of interest. Pacific Global has, in the exercise of its fiduciary duty, has established a Conflicts Policy and had adopted procedures that address each actual or potential conflict.

Trade allocations to client accounts. Conflicts could arise if trade allocations favored one client over another. The Firm has adopted trade order policies so that an order at the same time for the same security for one or more mutual fund portfolios and one or more separately managed accounts (“SMAs”) must place the mutual fund order first or aggregate the trades with the same broker/dealer.

The Firm will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for its clients. No SMA will be favored over any mutual fund or any other SMA; and each portfolio that participates in an aggregated order will participate at the average share price for the transaction, with all transaction costs shared on a pro rata basis.

The Firm does not utilize performance-based compensation for any account.

Pacific Global policies prohibit employees from accepting any form of compensation from a non-client in conjunction with the advisory services provided to clients; gifts given by or to a client are fully documented and limited to de minimis amounts.

Allocation of resources to different types of client accounts and investment products. Such “side-by-side management” practices involve the simultaneous management of different types of client accounts/investment products. For example, the Pacific Global manages mutual fund portfolios and separate accounts for different clients at the same time. There are times when the same portfolio manager is managing mutual fund assets and assets of other clients with the same or similar investment style or strategy. In these situations, when selecting securities for these various clients, consistent with each client’s investment objectives, policies and limitations, the Firm takes into account a variety of factors. In these situations, Pacific Global’s policy is to follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

Personal trading. Pacific Global permits employees to trade in securities, including those that could be recommended to clients. All employees of Pacific Global are subject to the Firm’s Code of Ethics which contains safeguards designed to protect clients from personal trading abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. Pacific Global also maintains a separate “Insider Trading Policy” concerning the misuse of material non-public information about issuers of securities, or other persons or entities and their securities, as a result of their business activities.

Selection of brokerage firms for trade execution. Pacific Global’s selection of brokerage firms is consistent with its duties of best execution. Pacific Global’s authority to directly exercise brokerage discretion and the factors it considers in selecting brokers are in compliance with the requirements of the 1940 Act and Section 28(e) of the Securities Exchange Act of 1934 (the “’34 Act”). Notwithstanding the activities permitted under Section 28(e), the Firm currently does not accept any soft dollar benefits.

Pacific Global does not have commission sharing arrangements with any broker/dealers.

Proxy voting. Pacific Global does not anticipate that conflicts will arise because it and its affiliates do not, for the most part, engage in the types of business activities that would give rise to potential conflicts affecting the proxy voting process.

Compensation Information as of December 31, 2014

For the fiscal year ended December 31, 2014, Mr. Henning received a fixed salary and a retirement plan, including cash and non-cash arrangements, from Pacific Global for services rendered including portfolio management services provided to the Registered Investment Companies and the Other Accounts included above.

Ownership of Shares of the Portfolio as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
AXA/Pacific Global Small Cap Value Portfolio
George A. Henning	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Pacific Investment Management Company LLC (“PIMCO” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/PIMCO Ultra Short Bond Portfolio (“Fund”)
Jerome Schneider	18	$92.04 Billion	6	$10.13 Billion	48	$31.67 Billion	0	N/A	0	N/A	1	$152 Million
EQ/PIMCO Global Real Return Portfolio (“Fund”)
Mihir P. Worah	47	$236.42 Billion	35	$24.20 Billion	64	$35.11 Billion	0	N/A	1	$152 Million	9	$4.30 Billion
Jeremie Banet	5	$19.81 Billion	3	$682 Million	1	$723 Million	0	N/A	0	N/A	0	N/A
EQ/Quality Bond PLUS Portfolio (“Fund”)
Mark R. Kiesel	29	$228.0 Billion	56	$56.47 Billion	147	$75.27 Billion	0	N/A	10	$6.30 Billion	19	$7.05 Billion
Mihir P. Worah	47	$236.42 Billion	35	$24.01 Billion	64	$35.11 Billion	0	N/A	1	$152.37 Million	9	$4.31 Billion
Scott A. Mather	28	$212.27 Billion	23	$17.73 Billion	32	$124.77 Billion	0	N/A	1	$405 Million	3	$1.85 Billion
EQ/Real Estate PLUS Portfolio (“Fund”)
Mihir P. Worah	47	$236.4 Billion	35	$24.01 Billion	64	$35.11 Billion	0	N/A	1	$152.37 Million	9	$4.30 Billion
Jeremie Banet	5	$19.81 Billion	3	$682 Million	1	$723 Million	0	N/A	0	N/A	0	N/A
Nicholas Johnson	22	$4.91 Billion	6	$1.77 Billion	10	$1.52 Billion	0	N/A	0	N/A	1	$40 Million
Multimanager Core Bond Portfolio (“Fund”)
Mark R. Kiesel	29	$228.0 Billion	56	$56.47 Billion	147	$75.27 Billion	0	N/A	10	$6.30 Billion	19	$7.05 Billion
Mihir P. Worah	47	$236.42 Billion	35	$24.01 Billion	64	$35.11 Billion	0	N/A	1	$152.37 Million	9	$4.31 Billion
Scott A. Mather	28	$212.27 Billion	23	$17.73 Billion	32	$124.77 Billion	0	N/A	1	$405 Million	3	$1.85 Billion

*	Assets total less than $ 1 million.

Description of any Material Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.

Investment Opportunities.    A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Portfolios or other accounts may result in certain Portfolios not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. Moreover, a Portfolio or other account managed by PIMCO may invest in a transaction in which one or more other Portfolios or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Portfolios or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

Compensation for the fiscal year completed December 31, 2014

Portfolio Manager Compensation. PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

•

Base Salary — Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus — Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•

Long-term Incentive Compensation — PIMCO has a Long-Term Incentive Plan (LTIP) which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

Participation in the LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan.    Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/PIMCO Ultra Short Bond Portfolio
Jerome Schneider	X
EQ/PIMCO Global Real Return Portfolio
Mihir P. Worah	X
Jeremie Banet	X
EQ/Quality Bond PLUS Portfolio
Mark R. Kiesel	X
Mihir P. Worah	X
Scott A. Mather	X
EQ/Real Estate PLUS Portfolio
Mihir P. Worah	X
Jeremie Banet	X
Nicholas Johnson	X
Multimanager Core Bond Portfolio
Mark R. Kiesel	X
Mihir P. Worah	X
Scott A. Mather	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Palisade Capital Management, L.L.C. (“Palisade” or “Advisor”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Convertible Securities Portfolio (“Fund”)
Elliot B. Stiefel, CFA®	0	N/A	1	$183 Million	7	$472 Million	0	N/A	1	$183 Million	1	$118 Million
William W. Lee	0	N/A	0	N/A	6	$353 Million	0	N/A	0	N/A	0	N/A

Description of any material conflicts

Like every investment adviser, Palisade is confronted with conflicts of interest when providing investment management services to multiple accounts with different fee structures. Palisade receives both asset-based and performance-based fees for managing other accounts in the same strategy as the Fund. Palisade has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts, including accounts with multiple fee arrangements, and the allocation of investment opportunities.

Palisade generally employs a “block” trading and pro-rata allocation procedure to avoid conflicts between similarly managed accounts. Palisade reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, Palisade’s procedures relating to the allocation of investment opportunities require that similarly managed accounts participate in investment opportunities pro rata based on asset size, using equivalent investment weightings, giving consideration to client restrictions, liquidity requirements, and available cash in the accounts, and require that, to the extent orders are aggregated, the client orders are price-averaged. Finally, Palisade’s procedures require the objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts. These areas are monitored by Palisade’s Chief Compliance Officer and the entire Palisade compliance department.

Palisade has a Conflicts of Interest Committee to address any potential conflicts among its investment portfolios. Whenever a portfolio manager, analyst, or trader has a question concerning a conflict regarding allocation of investment opportunities, such conflict is directed to a member of the Committee. The available members of the Committee can meet or conference quickly to resolve such issues.

Compensation for the fiscal year completed December 31, 2014

Palisade’s Convertible Securities Portfolio Managers’ compensation is comprised of the following components:

•	Base Salary. Each Portfolio Manager is paid a fixed base salary.

•	Incentive Compensation. The Convertible Securities team’s incentive compensation pool is based on three factors:

1.	First, the current year fee income paid to Palisade from all of its Convertible Securities clients;

2.	Second, the performance of the Convertible Securities strategy against the strategy’s benchmark index (i.e., the Bank of America/Merrill Lynch All US Convertibles Index) over both one- and three-year periods; and

3.	Third, 20% of the annual incentive compensation is deferred for all of the members of the Convertibles team, and this deferred amount is invested in Palisade’s Convertible Arbitrage strategy (via the Palisade Strategic Fund (which executes a convertible arbitrage investment strategy)) to directly align the team’s interests with those of Palisade’s clients. This deferred bonus vests 50% per year for two years and is forfeited should a team member terminate his or her employment with Palisade.

By tying incentive compensation to the Convertible Securities strategy’s revenues, the interests of the investment professionals on the Convertible Securities team are directly aligned with those of Palisade’s clients. Strong performance should yield increased assets and revenue, which in turn will translate into additional potential reward for the team. Further, tying incentive compensation to performance vs. the benchmark over both one- and three- year periods ensures that the team’s objectives are aligned with those of Palisade’s clients over longer time periods.

Discretionary Bonuses. Portfolio Managers may receive additional discretionary bonuses tied to the performance of Palisade, the team, and/or the individual.

In 2013, Palisade initiated a Unit Appreciation Rights (UAR) Plan, whereby key employees of Palisade, including the Convertible Securities Portfolio Managers, participate in the UAR Plan. This plan provides an opportunity for each participating employee to share in the appreciation of Palisade’s equity value over time, similar to a stock option plan in a publicly traded company.

All Employees are eligible for Palisades’s 401(k) plan. Employees and partners are eligible for Palisade’s group life, health and disability insurance programs.

Ownership of Shares of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,00,000	over $1,000,000
EQ/Convertible Securities Portfolio
Elliot B. Stiefel, CFA®	X
William W. Lee	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Post Advisory Group, LLC (“Post” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/High Yield Bond Portfolio (“Fund”)
Henry Chyung	1	$743.8 Million	0	N/A	37	$8.64 Billion	0	N/A	0	N/A	1	$69.6 Million
Bill Matthews, CFA®	1	$743.8 Million	0	N/A	37	$8.64 Billion	0	N/A	0	N/A	1	$69.6 Million
Schuyler Hewes	1	$743.8 Million	0	N/A	37	$8.64 Billion	0	N/A	0	N/A	1	$69.6 Million
David Kim	1	$743.8 Million	0	N/A	37	$8.64 Billion	0	N/A	0	N/A	1	$69.6 Million
Jeffery Stroll	1	$743.8 Million	0	N/A	37	$8.64 Billion	0	N/A	0	N/A	1	$69.6 Million
Dan Ross	1	$743.8 Million	0	N/A	37	$8.64 Billion	0	N/A	0	N/A	1	$69.6 Million

Conflicts of Interest

Post Advisory Group, LLC (“Post”) advises client portfolios and funds, whose accounts may purchase or sell the same securities. In addition, Post may organize other domestic or offshore funds, which may be managed by Post and which may have investment objectives substantially similar to its other client accounts. Post may also manage funds and accounts that may purchase or sell the same securities. In managing such funds and accounts, conflicts of interest may arise. Post’s investment allocations are designed to provide a fair allocation of purchases and sales of securities among the various accounts managed by Post.

Potential conflicts of interest may exist in instances in which Post determines that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts managed by Post may hold or sell the security in accordance with those accounts’ investment objectives, strategies and restrictions. To the extent permitted by applicable law, Post may aggregate the trade orders of certain managed accounts.

Post’s policies and procedures are intended to result in fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transaction costs that may be incurred in doing so. Post’s polices and procedures are also intended to be consistent with its duty to seek the best execution obtainable under the circumstances for all accounts under its management.

Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities of the accounts under Post’s management. Post’s Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

Compensation for the fiscal year completed December 31, 2014

We believe Post’s compensation package is highly competitive versus similar high yield asset management firms. Compensation is comprised of base salary, cash and deferred bonus as well as profit-based incentive programs. Incentive compensation is determined based on the overall performance of the firm as well as the individual’s value added contribution to the firm.

Post does not offer incentives to our professionals based on the size of assets under management. Post believes that everyone should be motivated to the same goal: the successful investment of our clients’ funds. All employees are eligible to participate in incentive compensation programs and Post’s Board of Directors determines the amount allocated to each individual.

Ownership of Securities of the Portfolio as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/High Yield Bond Portfolio
Henry Chyung	X
Bill Matthews, CFA®	X
Schuyler Hewes	X
David Kim	X
Jeffery Stroll	X
Dan Ross	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Scotia Institutional Asset Management US, Ltd. (“Scotia” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Aggressive Equity Portfolio
Noah Blackstein	1	$57 Million	12	$2.46 Billion	0	N/A	0	N/A	6	$2.01 Billion	0	N/A

SCOTIA INSTITUTIONAL ASSET MANAGEMENT US, LTD.

Description of any Material Conflicts

As is typical for many money managers, potential conflicts of interest may arise related to a portfolio manager’s management of multiple accounts relating to: where not all accounts are able to participate in a desired IPO or another limited opportunity, the use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading, the side by side management of accounts with performance based fees and accounts with fixed fees, and a variety of other circumstances. In all cases, however, Scotia Institutional Asset Management US, Ltd. (“Scotia”) believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. The Form ADV, Part 2 of Scotia also contains a description of some of its policies and procedures in this regard.

Compensation Information as of December 31, 2014

Compensation by Scotia is designed to attract and retain high-caliber professional employees. The compensation arrangements for members of the investment team promote the interests of Scotia’s clients by providing a structure that contributes to retention of key investment professionals and by providing appropriate incentives for long term performance results.

Compensation arrangements, both fixed and variable, are as follows:

Base Salaries

Investment professionals are provided with what Scotia believes to be base salaries that are in line with or above industry standards and the appropriate human resources agencies are consulted to ensure that these levels are maintained.

Bonuses

Portfolio manager bonuses primarily consist of a variable compensation component and a discretionary component. The bonus weighting is typically two thirds variable and one third discretionary.

The variable component is based on performance metrics which may include quartile rankings, performance relative to benchmark, and various risk management measures over various periods of time. As part of the bonus compensation structure for the portfolio managers, typically one third is retained and vests over a 3 year period. Of the amount retained, a minimum of 50% is invested in a portfolio manager’s own funds.

The discretionary component of portfolio managers’ bonuses is based on a review of their contribution to the investment team for investment insights and recommendations as well as their contribution to sales and marketing efforts.

Other considerations include level of assets under management and profitability of the firm.

Stock Purchase Program

Up to 10% of an employee’s salary may be used to purchase the stock of the publicly-listed parent company, The Bank of Nova Scotia, and the contribution will be matched 50% by the firm.

Performance Based Fees

Some funds managed by Scotia, but not the Aggressive Allocation Portfolio, incur performance based fees and the portfolio manager shares in a portion of such fees.

Ownership of Shares of the Portfolio as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Multimanager Aggressive Equity Portfolio
Noah Blackstein	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

SSGA Funds Management, Inc. (“SSGA FM” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Core Bond Index Portfolio
Michael Brunell, CFA®**	34	$45.50 Billion	101	$57.83 Billion	173	$55.01 Billion	0	N/A	0	N/A	0	N/A
Mahesh Jayakumar, CFA®, FRM**	34	$45.50 Billion	101	$57.83 Billion	173	$55.01 Billion	0	N/A	0	N/A	0	N/A
EQ/Intermediate Government Bond Portfolio
Michael Brunell, CFA®**	34	$46.05 Billion	101	$57.83 Billion	173	$55.01 Billion	0	N/A	0	N/A	0	N/A
Mahesh Jayakumar, CFA®, FRM**	34	$46.05 Billion	101	$57.83 Billion	173	$55.01 Billion	0	N/A	0	N/A	0	N/A
EQ/Large Cap Value Index Portfolio
John Tucker, CFA®*	161	$198.46 Billion	375	$534.18 Billion	334	$ Billion	0	N/A	0	N/A	0	N/A
Michael Feehily, CFA®*	161	$198.46 Billion	375	$534.18 Billion	334	$ Billion	0	N/A	0	N/A	0	N/A
EQ/Mid Cap Index Portfolio
John Tucker, CFA®*	161	$197.45 Billion	375	$534.18 Billion	334	$253.99 Billion	0	N/A	0	N/A	0	N/A
Michael Feehily, CFA®*	161	$197.45 Billion	375	$534.18 Billion	334	$253.99 Billion	0	N/A	0	N/A	0	N/A
Multimanager Core Bond Portfolio
Michael Brunell, CFA®**	34	$53.75 Million	101	$57.83 Million	173	$55.01 Million	0	N/A	0	N/A	0	N/A
Mahesh Jayakumar, CFA®, FRM**	34	$53.75 Million	101	$57.83 Million	173	$55.01 Million	0	N/A	0	N/A	0	N/A
Multimanager Technology Portfolio
John Tucker, CFA®*	161	$198.83 Billion	375	$534.18 Billion	334	$253.99 Billion	0	N/A	0	N/A	0	N/A
Michael Feehily, CFA®*	161	$198.83 Billion	375	$534.18 Billion	334	$253.99 Billion	0	N/A	0	N/A	0	N/A

*	Please note that the assets are managed on a team basis. This table refers to accounts of the Global Equity Beta Solutions Team of SSGA.
**	Please note that the assets are managed on a team basis. This table refers to accounts of the Fixed Income Beta Team of SSGA.

Description of any Material Conflicts

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation for the fiscal year completed December 31, 2014.

The compensation of SSGA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street Corporation performance, SSGA performance, and individual performance. Each year State Street Corporation’s Global Human Resources department participates in compensation surveys in order to provide SSGA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street Corporation and SSGA business results, State Street Corporation allocates an incentive pool to SSGA to reward its employees. Because the size of the incentive pool is based on the firm’s profitability, each staff member is motivated to contribute both as an individual and as a team member. The incentive pool is allocated to the various functions within SSGA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Securities of the Funds as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Core Bond Index Portfolio
Mahesh Jayakumar, CFA®, FRM	X
Michael Brunell, CFA®	X
EQ/Intermediate Government Bond Portfolio
Mahesh Jayakumar, CFA®, FRM	X
Michael Brunell, CFA®	X
EQ/Large Cap Value Index Portfolio
John Tucker, CFA®	X
Michael Feehily, CFA®	X
EQ/Mid Cap Index Portfolio
John Tucker, CFA®	X
Michael Feehily, CFA®	X
Multimanager Core Bond Portfolio
Michael Brunell, CFA®	X
Mahesh Jayakumar, CFA®, FRM	X
Multimanager Technology Portfolio
Michael Feehily, CFA®	X
John Tucker, CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of
other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category
	as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Large Cap Growth Managed Volatility Portfolio (“Fund”)
Joseph Fath, CPA®	10	$54.53 Billion	1	$3.72 Billion	8	$1.63 Billion	0	N/A	0	N/A	0	N/A
EQ/T. Rowe Price Growth Stock Portfolio (“Fund”)
Joseph Fath, CPA®	10	$54.35 Billion	1	$3.72 Billion	8	$1.63 Billion	0	N/A	0	N/A	0	N/A
Multimanager Aggressive Equity (“Fund”)
Robert W. Sharps	6	$17.12 Billion	2	$2.19 Billion	54	$14.01 Billion	0	N/A	0	N/A	0	N/A

Description of any material conflicts

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations) offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section below, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation for the fiscal year completed December 31, 2014

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Compensation is variable and is determined based on several factors:

1. Investment performance over 1-, 3-, 5-, and 10-year periods. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the appropriate benchmark(s) for the investment product, as well as comparably managed investment strategies of competitive investment management firms.

2. Teamwork. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being a good corporate citizen are important components of our long-term success and are highly valued.

Compensation is viewed with a long-term time horizon — the more consistent a manager’s performance over time, the higher the compensation opportunity. Fluctuation in assets under management is not considered a material factor.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/T. Rowe Price Growth Stock Portfolio
Joseph Fath, CPA®	X
AXA Large Cap Growth Managed Volatility Portfolio
Joseph Fath, CPA®	X
Multimanager Aggressive Equity Portfolio
Robert W. Sharps	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Templeton Investment Counsel, LLC (“Franklin Templeton” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
AXA/Templeton Global Equity Managed Volatility Portfolio (“Fund”)
Cindy Sweeting	15	$17.66 Billion	6	$2.80 Billion	45	$13.05 Billion	0	N/A	6	223.2 Million	0	N/A

Description of any Material Conflicts

Conflicts: The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser and the Fund have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2014

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the Adviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Adviser and/or other officers of the Adviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Research — Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

Non-Investment Performance — For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA/Templeton Global Equity Managed Volatility Portfolio
Cindy Sweeting	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Thornburg Investment Management, Inc. (“Thornburg” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Large Cap Core Managed Volatility Portfolio (“Fund”)
Connor Browne, CFA®	1	$1.0 Billion	1	$47.3 Million	546	$463.2 Million	0	N/A	0	N/A	0	N/A
Robert MacDonald CFA®	1	$1.0 Billion	0	N/A	546	$463.2 Million	0	N/A	0	N/A	0	N/A

Description of any material conflicts

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts. These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg Investment Management, Inc. has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the portfolio manager’s management of other accounts. Thornburg Investment Management, Inc. has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation for the fiscal year completed December 31, 2014

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends, such benefits accrue from the overall financial performance of the investment manager.

Ownership of Securities of the Portfolio as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA Large Cap Core Managed Volatility Portfolio
Connor Browne, CFA®	X
Robert MacDonald CFA®	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/UBS Growth and Income Portfolio
Ian McIntosh	5	$414 Million	5	$231 Million	6	$247 Million	0	N/A	0	N/A	2	$77 Million
Thomas J. Digenan	6	$510 Million	11	$1,340 Billion	18	$2.74 Billion	0	N/A	1	$ Million	0	N/A

Description of any Material Conflicts

The portfolio management team’s management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS Group AG (“UBS”) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for the Fund or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to the Fund or its other clients, or purchase for the Fund or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.

From time to time and subject to client approval, UBS Global AM may rely on certain affiliates to execute trades for the Fund or its other accounts. For each security transaction effected by UBS, UBS Global AM may compensate and UBS may retain such compensation for effecting the transaction, and UBS Global AM may receive affiliated group credit for generating such business.

Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund.

Compensation for the fiscal year completed December 31, 2014

UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Global Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•	Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•	The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.

Performance award:

•	Determined annually on a discretionary basis.

•

Based on the individual’s financial and non-financial contribution — as assessed through a rigorous performance assessment process — as well as the performance of their respective function, of UBS Global Asset Management and of UBS as a whole.

•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•	Deferred amounts are then delivered via two deferral vehicles — 75% in the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•

Global AM EOP awards generally vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the Global AM EOP are aligned to selected UBS Global Asset Management funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Global Asset Management. This alignment with UBS Global Asset Management funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

•

The DCCP is a new mandatory deferral plan introduced for performance year 2012. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Global Asset Management believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Equities:

Equities has an investment boutique structure to enhance alignment of interests, transparency and autonomy within each team, while retaining all the benefits of a large organization. This boutique structure includes an incentive model, introduced for performance year 2013 onwards, tailored for each boutique, which provides an indicative range for performance awards, directly linked to the business results of the boutique, subject to delivery against key performance indicators including investment performance and client satisfaction.

Fixed Income and Global Investment Solutions (GIS):

Investment professionals’ discretionary performance awards are correlated with the investment performance of relevant client portfolios versus benchmark or other investment objectives and, where appropriate, peer strategies over one and three years [for GIS over one, three and five years]. This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/UBS Growth and Income Portfolio
Ian McIntosh	X
Thomas J. Digenan	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Wells Capital Management Inc (“Wells Capital” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
	December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Wells Fargo Omega Growth Portfolio (“Fund”)
Thomas J. Pence	16	$8.37 Billion	4	$273 Million	109	$5.31 Billion	0	N/A	0	N/A	1	$72 Million
Michael T. Smith	16	$8.37 Billion	4	$273 Million	109	$5.31 Billion	0	N/A	0	N/A	1	$72 Million
AXA Large Cap Growth Managed Volatility Portfolio (“Fund”)
Thomas J. Pence, CFA®	16	$8.37 Billion	4	$273 Million	109	$5.31 Billion	0	N/A	0	N/A	1	$72 Million
Michael T. Smith, CFA®	16	$8.37 Billion	4	$273 Million	109	$5.31 Billion	0	N/A	0	N/A	1	$72 Million

Description of any Material Conflicts

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation for the fiscal year completed December 31, 2014

The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys in order to provide Wells Capital Management with market-based compensation information to help support individual pay decisions. In addition to investment management compensations surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of the Funds or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Wells Fargo Omega Growth Portfolio
Thomas J. Pence	X
Michael T. Smith	X
AXA Large Cap Growth Managed Volatility Portfolio
Thomas J. Pence	X
Michael T. Smith	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Wells Capital Management, Inc. and First International Advisers, Inc. (“Wells Capital/First International” or)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Global Bond PLUS Portfolio (“Fund”)
Anthony Norris	6	$1.85 Billion	12	$1.28 Billion	5	$2.69 Billion	0	N/A	1	$216 Million	0	N/A
Peter Wilson	6	$1.85 Billion	12	$1.28 Billion	5	$2.69 Billion	0	N/A	1	$216 Million	0	N/A

Description of any Material Conflicts

Wells Capital Management/First International Advisors’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management/First International Advisors has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation for the fiscal year completed December 31, 2014

The compensation structure for Wells Capital Management/First International Advisors’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management/First International Advisors participates in third party investment management compensation surveys in order to provide Wells Capital Management/First International Advisors with market-based compensation information to help support individual pay decisions. In addition to investment management compensations surveys, Wells Capital Management/First International Advisors also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of the Funds or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Portfolio Manager	Benchmarks
Peter Wilson	The BofA Merrill Lynch Global Broad Market Excluding US Dollar Index (USD Unhedged)
Anthony J. Norris	The BofA Merrill Lynch Global Broad Market Excluding US Dollar Index (USD Unhedged)

Portfolio Manager	Benchmarks
Peter Wilson	Merrill Lynch Global Broad Market Index
Anthony J. Norris	Merrill Lynch Global Broad Market Index

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Global Bond PLUS Portfolio
Anthony Norris	X
Peter Wilson	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

WHV Investments (“WHV” or “Adviser”) Hirayama Investments, LLC
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA International Core Managed Volatility Portfolio (“Fund”)
Richard K. Hirayama*	3	$387 Million	0	N/A	471	$3.09 Billion	0	N/A	0	N/A	0	N/A

*	The totals above do not include 14,984 accounts representing $4.2 billion in assets under management for broker sponsored wrap programs.

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where the portfolio manager or Sub-adviser has a greater financial incentive, such as a performance fee account. The Sub-adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund. The firm does not foresee any material conflicts of interest.

Compensation for the fiscal year completed December 31, 2014

WHV Investments (“WHV”) has created an attractive work environment that challenges its investment professionals, provides an entrepreneurial work atmosphere, and rewards them with highly competitive compensation and benefits. This has been successful in retaining key individuals.

WHV pays its professionals a competitive base salary, full benefits, and a short-term bonus pool derived from the sharing of the firm’s revenues. Total compensation is based upon individual input and success of the firm.

The firm has a system in place to track portfolio manager/analyst and analyst recommendations. Their ratings/recommendations are evaluated over a rolling twelve-month timeframe on an absolute and relative basis. Portions of bonuses are determined based on this evaluation.

In the case of Mr. Hirayama, a separate agreement was reached whereby he is rewarded based on the success of the WHV International Equity and Global Equity strategies.

HIRAYAMA INVESTMENTS, LLC

Description of any Material Conflicts

With respect to Hirayama Investments there are no material conflicts of interest.

Compensation for the fiscal year completed December 31, 2014

Richard K. Hirayama is the Managing Member of Hirayama Investments, LLC, which is jointly owned by Richard K. Hirayama and WHV (through WHV Holdings, LLC). WHV and Hirayama Investments, LLC have entered into a sub-advisory relationship whereby Richard K. Hirayama provides the International and Global Equity strategies exclusively to WHV’s clients, including the Fund. WHV pays a sub-advisory fee to Hirayama Investments, LLC ranging from 55% to 70% of WHV’s fee based upon assets under management in WHV’s International and Global Equity strategies. Mr. Hirayama’s compensation for these strategies is represented by the 55% to 70% sub-advisory fee paid from WHV to Hirayama Investments, LLC.

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA International Core Managed Volatility Portfolio
Richard K. Hirayama	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Wellington Management Company LLP (“Wellington Management” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Mid Cap Value Managed Volatility Portfolio (“Fund”)
James N. Mordy	13	$17.4 Billion	5	$620 Million	7	$1.39 Billion	2	$13.66 Billion	0	N/A	1	$27 Million
Multimanager Mid Cap Growth Portfolio
Michael T. Carmen	16	$12.02 Billion	20	$2.54 Billion	11	$1.97 Billion	0	N/A	4	$777 Million	1	$469 Million
Stephen Mortimer	15	$13.85 Billion	3	$204 Million	8	$1.2 Billion	0	N/A	0	N/A	1	$276 Million
Multimanager Technology Portfolio
John F. Averill	10	$799 Million	21	$751 Million	55	$2.29 Billion	0	N/A	2	$352 Million	9	$280 Million
Bruce L. Glazer	10	$403 Million	25	$636 Million	62	$1.19 Billion	0	N/A	2	$403 Million	11	$154 Million
Anita M. Killian	6	$196 Million	17	$92 Million	30	$317 Million	1	$10 Million	1	$19 Million	9	$78 Million
Michael T. Masdea	7	$207 Million	17	$110 Million	54	$663 Million	0	N/A	0	N/A	9	$76 Million

Description of any Material Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Averill, Carmen, Glazer, Masdea, Mordy, Mortimer and Ms. Killian also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation for the fiscal year completed December 31, 2014

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and AXA Equitable Funds Management Group, LLC on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2014.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner of Wellington Management is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Averill, Carmen, Glazer, Masdea, Mordy, Mortimer and Ms. Killian are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
AXA Mid Cap Value Managed Volatility Portfolio	Russell 2500 Value Index
Multimanager Mid Cap Growth Portfolio	Russell Mid Cap Growth Index
Multimanager Technology Portfolio	S&P North American Tech Sector® Index

Ownership of Securities of the Fund as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
AXA Mid Cap Value Managed Volatility Portfolio
James N. Mordy	X
Multimanager Mid Cap Growth Portfolio
Michael T. Carmen	X
Stephen Mortimer	X
Multimanager Technology Portfolio
John F. Averill	X
Bruce L. Glazer	X
Anita M. Killian	X
Michael T. Masdea	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Westfield Capital Management Company, L.P. (“Westfield” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2014						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Aggressive Equity Portfolio
William A. Muggia	12	$3.95 Billion	6	$399 Million	458	$12.95 Billion	0	N/A	1	$28 Million	27	$1.7 Billion
Ethan J. Meyers, CFA	11	$3.85 Billion	4	$365 Million	417	$12.65 Billion	0	N/A	0	N/A	27	$1.7 Billion
John M. Montgomery	11	$3.85 Billion	4	$365 Million	420	$12.66 Billion	0	N/A	0	N/A	27	$1.7 Billion
Hamlen Thompson	11	$3.85 Billion	4	$365 Million	420	$12.66 Billion	0	N/A	0	N/A	27	$1.7 Billion
Bruce N. Jacobs, CFA	11	$3.85 Billion	4	$365 Million	431	$12.66 Billion	0	N/A	0	N/A	27	$1.7 Billion

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

Description of any Material Conflicts

•

The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy. Client specific restrictions are monitored by the Compliance team.

•

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

•

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs periodic reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and any exceptions are documented.

•

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with nondirected accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades will typically go last.

•

Because of our interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. This vote provides the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.

•

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team. Although we recognize the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams, Westfield prohibits any member of the Marketing/Client Service team to provide input into brokerage selection.

•

Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts that include requirements on reporting and preclearance. Compliance also reviews personal trading activity regularly.

•

Westfield serves as manager to the General Partners of two private funds, for which we also provide investment advisory services. As such, Westfield has a financial interest in such funds. Westfield and its employees have invested their own funds in the partnerships, strategy, or mutual funds that are advised by Westfield. Allowing such investments and having a financial interest in the funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance also conducts regular reviews of the private funds against other client accounts to ensure procedures have been followed.

Compensation Information as of December 31, 2014

Members of the Investment Committee may be eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•

Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

•

Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client services initiatives, as well as longevity at the firm. Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients or employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

•

Investment Committee members may receive a portion of the performance-based fees earned from a client account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.

Ownership of Shares of the Portfolio as of December 31, 2014

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Multimanager Aggressive Equity Portfolio
Bruce N. Jacobs	X
Ethan J. Meyers	X
John M. Montgomery	X
William A. Muggia	X
Hamlen Thompson	X

APPENDIX D

EQ ADVISORS TRUST

AMENDED AND RESTATED

PROXY VOTING POLICIES AND PROCEDURES

I.	TRUST’S POLICY STATEMENT

EQ Advisors Trust (“Trust”) is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interests of the Trust. The following procedures have been established to implement the Trust’s proxy voting program.

II.	TRUST’S PROXY VOTING PROGRAM

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) serves as the investment manager of the Trust’s portfolios. FMG LLC is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Advisers”) who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility with respect to each portfolio to FMG LLC. Because FMG LLC views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each sub-advised portfolio or sub-advised portion of a portfolio (“Sub-Advised Portion”) to the applicable Adviser, except as described in Section III below. The primary focus of the Trust’s proxy voting program as it relates to the sub-advised portfolios or Sub-Advised Portions, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser’s proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated, and need not be identical.

III.	AXA EQUITABLE’S PROXY VOTING POLICIES AND PROCEDURES

FMG LLC provides the day-to-day portfolio management services to certain portfolios, or an allocated portion of a portfolio (“Allocated Portion”) of the Trust, each of which seek to achieve its investment objective by investing in other mutual funds managed by FMG LLC (“Underlying Portfolios”) or by investing in exchange-traded funds (“Underlying ETFs”). As a result of this direct portfolio management by FMG LLC, FMG LLC is responsible for proxy voting for these portfolios or Allocated Portions. In light of the fact that the holdings of the portfolios or Allocated Portions managed by FMG LLC are Underlying Portfolios or Underlying ETFs, FMG LLC has determined it to be appropriate to vote the portfolios’ or Allocated Portions’ shares in these securities either for or against approval of a proposal, or as an abstention, in the same proportion as the vote of all other securities holders of the applicable Underlying Portfolio or Underlying ETF (whether or not the proposal presents an issue as to which FMG LLC or its affiliates could be deemed to have a conflict of interest). These policies and procedures may be amended from time to time.

IV.	AXA EQUITABLE’S DUE DILIGENCE AND COMPLIANCE PROGRAM

As part of its ongoing due diligence and compliance responsibilities, with respect to the sub-advised portfolios or Sub-Advised Portions, FMG LLC will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. FMG LLC will review each Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio or Sub-Advised Portion and on at least an annual basis thereafter.

V.	ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A.	Written Policies and Procedures: The Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and AXA Equitable, upon request, copies of such policies and procedures.

B.	Fiduciary Duty: The Adviser’s policies and procedures must be reasonably designed to ensure that the Adviser votes client securities in the best interest of its clients.

C.	Conflicts of Interest: The Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients.

D.	Voting Guidelines: The Adviser’s policies and procedures must address with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E.	Monitoring Proxy Voting: The Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.	Record Retention and Inspection: The Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and FMG LLC such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trust or FMG LLC may reasonably request.

VI.	DISCLOSURE OF TRUST’S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

FMG LLC, on behalf of the Trust, will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust’s proxy voting policies and procedures and its proxy voting record. FMG LLC (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Advisers with respect to the Trust’s portfolio securities are collected, processed, filed with the Securities and Exchange Commission and made available to the Trust’s shareholders as required by applicable laws and regulations.

VII.	REPORTS TO TRUST’S BOARD OF TRUSTEES

FMG LLC will periodically (but no less frequently than annually) report to the Board of Trustees with respect to the Trust’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the sub-advised portfolios’ and Sub-Advised Portions’ portfolio securities and any other information requested by the Board of Trustees.

Adopted as of: March 1, 2011

Effective: May 1, 2011

Predecessor Procedures of Investment Manager Adopted: August 6, 2003

Amended July 11, 2007

PROXY VOTING POLICIES AND PROCEDURES

ALLIANCEBERNSTEIN L.P.

Proxy Voting Policy

Exhibits

Proxy Committee Members

Proxy Voting Guideline Summary

Proxy Voting Conflict of Interest Form

Statement of Policy Regarding Responsible Investment

PROXY VOTING POLICIES AND PROCEDURES

ALLIANCEBERNSTEIN L.P.

1.	Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting Policy (“Proxy Voting Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AllianceBernstein’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, the Proxy Manager may engage with company management, company directors, interest groups, shareholder activists, other shareholders and research providers.

3.	Proxy Voting Guidelines

Our proxy voting guidelines are principles-based rather than rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1 Board and Director Proposals

1.	Changes in Board Structure and Amending the Articles of Incorporation	For

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device, we generally vote against.

Other changes in a company’s charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit management to establish the size of the board outside a specified range without shareholder approval.

2.	Classified Boards	Against

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

3.	Director Liability and Indemnification	Case-by-case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

4.	Disclose CEO Succession Plan (SHP)	For

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

5.	Election of Directors	For

We generally vote in favor of the management-proposed slate of directors. However, we may not do so if we determine that there are compelling reasons to oppose directors (see below) or there is a proxy contest for seats on the board.

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Also, we may consider the number of boards on which a director sits and/or their length of service on a particular board. Finally, we may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We believe companies should have a majority of independent directors and independent key committees. However, we will consider local market regulation as part of our decision. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We generally vote against directors who, during the previous fiscal year, failed to act on a majority supported shareholder proposal or engaged in what we believe to be a poor governance practice. We may also consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

We may vote against directors for poor compensation practices. In our view, poor compensation practices include, for example, permitting option re-pricing without prior shareholder approval, providing continuous perquisites to an executive officer and his or her dependents after the officer is no longer employed by the company, adjusting performance-based diminished payouts with supplemental cash payments, eliminating performance goals for executive officers and crediting additional years of service to current executives for the purpose of enhancing the executive’s pension benefit. However, because we do not believe that permitting executive officers to receive dividends on unearned performance shares is a poor compensation practice, we will not oppose directors who permit this practice.

We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

a.	Controlled Company Exemption	Case-by-case

Companies where more than 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Conversely, we will vote against directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.	Voting for Director Nominees in a Contested Election	Case-by-case

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

6.	Establish Additional Board Committees (SHP)	Case-by-case

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues.

7.	Independent Lead Director (SHP)	For

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of an independent lead director as a good example of the sufficient counter-balancing governance. If a company has an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO.

8.	Limit Term of Directorship; Establish Mandatory Retirement Age (SHP)	Case-by-case

These proposals seek to limit the term during which a director may serve on a board to a set number of years and/or establish an age at which a director is no longer eligible to serve on the board. Proponents believe term limits and forced retirement help ensure that new ideas are introduced to the company. Opponents argue that director turnover decreases board stability.

Taking into consideration local market practice, we generally believe that a director’s qualifications, not length of service, should be the primary factor considered. Accordingly, we generally oppose proposals that seek to either limit the term during which a director may serve on a company’s board or force a director’s retirement at a certain age.

9.	Majority of Independent[1] Directors (SHP)	For

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), we will support such proposals regardless of where the company is listed.

[1]	For purposes of this Policy, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.

10.	Majority of Independent Directors on Key Committees (SHP)	For

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that generally require fully independent nominating and compensation committees), we will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not oppose inside directors that sit on these committees.

11.	Majority Votes for Directors (SHP)	For

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

12.	Prohibit CEOs from Serving on Compensation Committees (SHP)	Against

These proposals seek to require a board of directors to adopt a policy prohibiting current and former chief executive officers of other public companies from serving on that company’s compensation committee. Proponents argue that having a current or former CEO serving on a compensation committee presents an inherent conflict of interest because the CEO is likely to support inflated compensation for his or her peers. Opponents argue, and we agree, that permitting CEOs to serve on compensation committees has merit because their experience with compensation matters (including oversight of executive pay) may be invaluable to a board. Accordingly, we generally oppose proposals seeking to prohibit CEOs from serving on compensation committees.

13.	Removal of Directors Without Cause (SHP)	For

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

14.	Require Independent Board Chairman (SHP)	Case-by-case

We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

15.	Require Two Candidates for Each Board Seat (SHP)	Against

We believe that proposals like these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we oppose them.

16.	Stock Ownership Requirement (SHP)	Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. We do not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we oppose these proposals.

3.2 Compensation Proposals

17.	Accelerated Vesting of Equity Compensation Awards-Change of Control (SHP)	Case-by-case

We examine proposals to prohibit accelerated vesting of equity awards in the event of a change in control on a case-by-case basis. If a change in control is triggered at or above a 50% ownership level, we generally support accelerated vesting. If, however, a change in control is triggered at less than 50% ownership, we generally oppose accelerated vesting.

18.	Adopt Form of Employment Contract (SHP)	Case-by-case

These proposals ask companies to adhere to certain principles when drafting employment contracts for executives. We will review the criteria requested and consider these proposals on a case-by-case basis.

19.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	Against

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

20.	Advisory Vote to Ratify Directors’ Compensation (SHP)	Case-by-case

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members which we evaluate on a case-by-case basis.

21.	Amend Executive Compensation Plan tied to Performance (Bonus Banking) (SHP)	Against

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

22.	Approve Remuneration for Directors and Auditors	Case-by-case

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we engage the company directly.

23.	Approve Remuneration Reports	Case-by-case

In certain markets, (e.g., Australia, Canada, Germany, the United Kingdom and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance.

We evaluate remuneration reports on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

24.	Approve Retirement Bonuses for Directors (Japan and South Korea)	Case-by-case

Retirement bonuses are normal practice in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value.

25.	Approve Special Payments to Continuing Directors and Auditors (Japan)	Case-by-case

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired.

26.	Disclose Executive and Director Pay (SHP)	Case-by-case

In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

27.	Exclude Pension Income from Performance-based Compensation (SHP)	For

We are aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management’s discretion in estimating pension income is a potential conflict of interest. Accordingly, we support such proposals.

28.	Executive and Employee Compensation Plans	Case-by-case

Executive and employee compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

•	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

•	Compensation costs should be managed in the same way as any other expense;

•

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

•	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

29.	Limit Dividend Payments to Executives (SHP)	Against

We believe that management, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. Therefore, we oppose withholding the dividend payment on restricted stock awards, even if the stock is unvested, when these awards are used as part of incentive compensation; we believe these awards serve as an effective means of executive reward and retention. We do, however, believe that it is acceptable for a company to accumulate dividends and tie their payment to the achievement of performance goals and to stipulate that the dividends are forfeited if the employee does not achieve his or her goal.

30.	Limit Executive Pay (SHP)	Case-by-case

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

31.	Mandatory Holding Periods (SHP)	Against

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

32.	Pay Directors Only in Stock (SHP)	Against

As noted immediately above, we do not believe that stock ownership is necessary to align the interests of directors and shareholders. Further, we believe that the board should be given latitude in determining the mix and types of compensation offered to its members. Accordingly, we oppose these proposals.

33.	Performance-based Stock Option Plans (SHP)	Case-by-case

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

34.	Prohibit Relocation Benefits to Senior Executives (SHP)	Against

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

35.	Recovery of Performance-based Compensation (SHP)	For

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

36.	Single Trigger Change-in-Control Agreements (SHP)	Case-by-case

Companies often include single trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested upon a change-in-control of the company without any additional requirement) in employment agreements and compensation plans.

We will not oppose directors who establish these provisions, nor will we oppose compensation plans that include them. However, we will examine on a case-by-case basis shareholder proposals calling for future employment agreements and compensation plans to include double trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested only after a change-in-control of the company and termination of employment).

37.	Submit Golden Parachutes / Severance Plans to a Shareholder Vote (SHP)	Case-by-case

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer’s base salary plus bonus, and that are triggered by a change in control, to a shareholder vote, but we review proposals to ratify or redeem such plans on a case-by-case basis.

38.	Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior to their being Negotiated by Management (SHP)	Case-by-case

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we generally oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

39.	Submit Option Re-pricing to a Shareholder Vote (SHP)	For

Re-pricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, we support shareholder proposals that seek to require a company to submit option re-pricing to a shareholder vote.

40.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	For

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3 Capital Changes and Anti-Takeover Proposals

41.	Amend Exclusive Forum Bylaw (SHP)	Against

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

42.	Amend Net Operating Loss (“NOL”) Rights Plans	For

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

43.	Authorize Share Repurchase	For

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

44.	Blank Check Preferred Stock	Against

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

45.	Corporate Restructurings, Merger Proposals and Spin-Offs	Case-by-case

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

46.	Elimination of Preemptive Rights	Case-by-case

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

47.	Expensing Stock Options (SHP)	For

U.S. generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

48.	Fair Price Provisions	Case-by-case

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

49.	Increase Authorized Common Stock	Case-by-case

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). . We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions — going beyond the standard “general corporate purposes” — must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

50.	Issuance of Equity without Preemptive Rights	For

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

51.	Issuance of Stock with Unequal Voting Rights	Case-by-case

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. AllianceBernstein evaluates these proposals on a case-by-case basis and takes into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

52.	Net Long Position Requirement	For

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

53.	Opt Out of State Anti-takeover Law (US) (SHP)	Case-by-case

Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company’s stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company’s stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in “friendly” hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

Shareholders proposing opt out resolutions argue that these anti-takeover laws grant the board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers but, rather, provide the board with an opportunity to negotiate a better deal for all shareholders. Because each state’s anti-takeover laws are different and must be considered in the totality of all of a company’s takeover defenses, we review these proposals on a case-by-case basis.

54.	Reincorporation	Case-by-case

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. We recognize that such provisions can help facilitate the growth of a company’s business and potentially can benefit shareholders when a company lowers its tax liability. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

55.	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	Case-by-case

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

56.	Stock Splits	For

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

57.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	For

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

58.	Transferrable Stock Options	Case-by-case

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4 Auditor Proposals

59.	Appointment of Auditors	For

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. The UK market is an exception where 100% is the threshold due to market demanded auditing. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may abstain due to a lack of disclosure of who the auditor is.

60.	Approval of Financial Statements	For

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may abstain if the information is not available in advance of the meeting.

61.	Approval of Internal Statutory Auditors	For

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

62.	Limit Compensation Consultant Services (SHP)	Against

These proposals seek to restrict a company from engaging a consultant retained to advise the board on compensation matters to provide the company with other services other than compensation consulting if such consultant already has been engaged to provide compensation consulting.

In February 2010, the SEC adopted final rules regarding disclosure enhancements in proxy statements and Forms 10-K. One such rule requires disclosure of the fees paid to compensation consultants and their affiliates if they provide consulting services relating to executive officer compensation and additional services, if the cost of such additional services exceeds $120,000. The rule does not, however, restrict a company from acquiring both kinds of services from a compensation consultant.

We agree with the SEC that companies should be required to disclose payments exceeding $120,000 to compensation consultants for services other than executive compensation consulting services, and we do not believe company boards should be subject to any additional restrictions or requirements. Accordingly, we oppose these proposals.

We generally apply these principles for non-US companies as well.

63.	Limitation of Liability of External Statutory Auditors (Japan)	Case-by-case

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

64.	Separating Auditors and Consultants (SHP)	Case-by-case

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5 Shareholder Access and Voting Proposals

65.	A Shareholder’s Right to Call Special Meetings (SHP)	Case-by-case

Most state corporation statutes (though not Delaware, where many U.S. issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage of the outstanding shares. (Ten percent is common among states, although one state sets the threshold as high as forty percent.)

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 10% or more of the outstanding voting equity of the company.

From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to call a special meeting. Similarly, we may receive other requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

66.	Adopt Cumulative Voting (SHP)	Case-by-case

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

67.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	For

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

68.	Early Disclosure of Voting Results (SHP)	Against

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

69.	Implement Confidential Voting (SHP)	For

Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections (by secret ballot), with an independent party verifying the results. They also argue that open balloting allows management to re-solicit shareholders and to urge — or sometimes coerce — them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

We support confidential voting before the actual vote has been cast, because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

70.	Limiting a Shareholder’s Right to Call Special Meetings	Against

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

71.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	For

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

72.	Proxy Access for Annual Meetings (SHP)	For

These proposals ask companies to give shareholders equal access to proxy materials in order to express their views on various proxy issues.

Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Management also argues that it would be unworkable to open the proxy process because of the large number of shareholders who might wish to comment and because it would be impossible to screen out “nuisance” proposals.

We have voted in favor of certain resolutions calling for enhancement of shareholders’ ability to access proxy materials to increase corporate boards’ attention to shareholder concerns. While we recognize that access must be limited in order to discourage frivolous proposals and those put forward by shareholders who may not have the best interests of all shareholders in mind, we believe that shareholders should have a meaningful ability to exercise their rights to vote for and nominate directors of the companies in which they invest.

To this end, in the United States we supported SEC proxy reform in 2003 and 2007, and we supported the SEC’s proposed proxy reform in 2009 intended to solve the problem of shareholders’ limited ability to exercise their rights to nominate directors and have the nominations disclosed to and considered by shareholders. In 2010, the SEC adopted new rules requiring companies to include the nominees of “significant, long-term shareholders” in their proxy materials, alongside the nominees of management. Under the rules, shareholders are deemed “significant and long-term” if they own at least three percent of the company’s shares continuously for at least the prior three years. However, in July 2011, the D.C. Circuit Court of Appeals vacated the SEC’s 2010 rules (Exchange Act Rule 14a-11), finding that, in adopting the rule, the SEC violated the Administrative Procedure Act by failing to adequately consider the rule’s effect on efficiency, competition and capital formation. We continue to monitor the situation.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

73.	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	For

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

74.	Rotation of Locale for Annual Meeting (SHP)	Against

Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Conversely, we believe the location of a company’s annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting. Consequently, we generally oppose proposals calling for the locale of the annual meeting to rotate.

75.	Shareholder Proponent Engagement Process (SHP)	For

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

76.	Supermajority Vote Requirements	Against

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

3.6 Environmental, Social and Disclosure Proposals

77.	Adopt a Special Corporate Policy for SEC Rule 10b5-1 and Other Trading Plans (US) (SHP)	Against

These shareholder proposals ask a company to adopt a special policy for trading by senior executives in addition to the requirements of SEC Rule 10b5-1 and other trading plans that govern their trading. Subject to the history of the company and any record of abuses, we are generally against requiring a company to adopt additional requirements.

78.	Adopt Guidelines for Country Selection (SHP)	Case-by-case

These proposals seek to require a company to prepare a special report on how it selects the countries in which it operates. We will evaluate whether sufficient information about why a company operates in various jurisdictions is provided in annual reports and other company documents.

79.	Amend EEO Statement to Include a Reference to Sexual Orientation (US) (SHP)	For

We support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation.

80.	Animal Testing (SHP)	Case-by-case

Proposals requiring companies to reduce reliance on animals for consumer product safety testing will be reviewed on a case-by-case basis, taking into account practicality and business impact. Proposals requiring increased disclosure on the numbers of animals tested, the types of animals used and the types of tests performed will be generally voted in favor, while carefully considering any policies that are already in place at the company, and to what extent such policies meet the national standards.

81.	Anti-Greenmail Proposal (SHP)	For

Greenmails, commonly referred to as “legal corporate blackmail,” are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. The company acquires the raider’s stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment, which is usually at a substantial premium over the market value of its shares. Anti-greenmail proposals seek to prevent greenmail by adopting amendments to the company’s charter or by-laws that limit the ability of that company’s board to acquire blocks of another company’s stock at above-market prices.

We vote in favor of an anti-greenmail proposal, provided the proposal has no other management initiated anti-takeover features.

82.	Charitable Contributions (SHP)	Case-by-case

We generally support shareholder proposals relating to reporting charitable contributions. We will evaluate proposals seeking to restrict charitable contributions on a case-by-case basis. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets because the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill.

83.	Genetically Altered or Engineered Food (SHP)	Case-by-case

These proposals seek to require companies to label genetically modified organisms in a company’s products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products helps improve crop yield, and implementing such proposals could have immediate negative economic effects on the company.

84.	Global Labor Standards (SHP)	For

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages and children are not used as forced labor. Generally, we vote in favor, but we carefully consider any policies that are already in place at the company, to what extent such policies meet the standards espoused by the International Labor Organization’s Declaration of Fundamental Principles and Rights at Work (and other relevant ILO conventions), and any evidence of prior abuse by the company. We will also ensure the practicality of such proposals.

85.	Global Warming; Reduction of Greenhouse Gas Emissions (SHP)	Case-by-case

Proposals addressing environmental and energy concerns are plentiful. We will generally support proposals requesting greater disclosure, but proposals seeking to adopt specific emissions or environmental goals or metrics will be evaluated on a case-by-case basis. Topics can range from general environmental reports to more specific reports on topics such as greenhouse gas emissions, the release of radioactive materials, and the generation or use of nuclear energy. The scope of the requested reports or policies can also vary. Proponents of these proposals may seek information on the steps the company has taken to address the environmental concern in question, or they may also ask the company to detail any financial risk associated with environmental issues. Opponents of these proposals claim that complying with proponents’ requests would be overly costly for, or unduly burdensome on, the company.

86.	Implement the MacBride Principles (Northern Ireland) (SHP)	Case-by-case

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and, where possible, groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

Supporters argue that the MacBride Principles effectively address Northern Ireland’s inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption of the MacBride Principles may increase the “hassle factor” of doing business in the economically troubled area and reduce the attractiveness of investments.

87.	Include Sustainability as a Performance Measure (SHP)	Case-by-case

We believe management and directors should be given latitude in determining appropriate performance measurements. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation.

88.	Military Issues (SHP)	Case-by-case

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management’s decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

89.	Nuclear Waste Disposal (SHP)	Case-by-case

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should concentrate more on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

90.	Other Business	Against

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

91.	Pharmaceutical Pricing (US) (SHP)	Case-by-case

These proposals seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

92.	Plant Closings (US) (SHP)	Case-by-case

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days’ advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

93.	Reimbursement of Shareholder Proposal Expenses (SHP)	Against

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast. We generally vote against these proposals.

94.	Report on Pay Disparity (SHP)	Case-by-case

A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

Proponents may note that executive compensation, in general, and the gap between executive compensation and the pay of a company’s lowest paid employees, has grown significantly in recent years. They may also note that the gap between executive salary and the wage of the average employee at the company is significantly higher.

95.	Report on Water Pollution Prevention Measures (SHP)	For

We will generally support proposals requesting a company report to shareholders on measures taken by the company to prevent runoff, wastewater and other forms of water pollution from the company’s own (and its contractors’) facilities, taking into account national legislation and practicality.

96.	Report on Workplace Diversity and/or Employment Policies (SHP)	For

Equal employment may refer to the right to be free from discrimination based on race, gender, sexual orientation, national origin, age or disability in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. In assessing these proposals, we carefully consider any policies that are already in place at the company. However, we will also assure the practicality of such proposals.

97.	Reporting Political Contributions; Lobbying Expenses (SHP)	For

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system and better evaluate the use of company resources. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

98.	Submit Political Spending Program to Shareholder Advisory Vote (SHP)	Against

We generally vote against shareholder proposals requiring the board of directors to adopt a policy to provide shareholders with the opportunity to ratify a company’s political spending program. We believe such proposals are overly intrusive on management’s discretion.

99.	Sustainability Report (SHP)	For

We generally support shareholder proposals calling for a sustainability report while taking into account the current reporting policies of the company as they relate to sustainability and whether having a report provides added benefits to shareholders.

Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their business, communities and the environment for future generations. Although many argue that the sustainable development concept is constantly evolving, core issues continue to revolve around ensuring the rights of future generations, adopting a long-term approach to business problems and strengthening the connections between the environment, society and the economy. This “triple bottom line” can be used as a framework for measuring and reporting corporate performance against economic, social and environmental parameters. However, the term can also encompass a set of values, issues and practices that companies must address in order to minimize harm, while simultaneously creating economic, social and environmental value. We evaluate these proposals on a case-by-case basis.

Proponents of these proposals argue that investors are justified in seeking additional disclosure on companies’ social and environmental performance because they affect shareholder value. Opponents argue that companies already include much of the information contained in a sustainability report in workplace policies and/or codes of ethics and post this information on their websites; supporting these proposals would therefore be unduly burdensome.

100.	The CERES Principles (SHP)	Case-by-case

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the “CERES” Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is unduly burdensome

101.	Tobacco (SHP)

Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

a.	End Production of Tobacco Products	Against

These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. Proponents argue that tobacco companies have acknowledged the serious health risks related to smoking cigarettes yet they continue to distribute them. When evaluating these resolutions, we must consider the company’s risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

b.	Spin-off Tobacco-related Business	Case-by-case

The motivation for these proposals is generally in line with what we have described immediately above — proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies’ systemic failure to honestly inform the public about these health risks until recently. The key difference is that, unlike the above type of proposal, which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spin-off its tobacco-related operating segment / subsidiary.

When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company’s risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value

4.	Conflicts of Interest

4.1	Introduction

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 3.2 through 3.7 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

4.2	Adherence to Stated Proxy Voting Policies

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3	Disclosure of Conflicts

When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

[3]	From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client’s best interests.

4.4	Potential Conflicts List

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

•

Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

•	Publicly-traded companies that distribute AllianceBernstein mutual funds;

•	Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

•	Publicly-traded affiliated companies;

•	Companies where an employee of AllianceBernstein or AXA Financial has identified an interest;

•	Any other conflict of which a Proxy Committee member becomes aware[4].

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 3.6 below. We document all instances when the independent compliance officer determines our vote.

4.5	Determine Existence of Conflict of Interest

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

•	If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

•	If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

•

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

•

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AllianceBernstein to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4.6	Review of Third Party Research Service Conflicts of Interest

We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

[4]	The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

4.7	Confidential Voting

It is AllianceBernstein’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio managers that hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; and (iv) clients, upon request, for the securities held in their portfolio. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the U.S. Securities and Exchange Commission (“SEC”), and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A Note Regarding AllianceBernstein’s Structure

AllianceBernstein and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AllianceBernstein and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	Voting Transparency

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6.	Recordkeeping

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

6.1	Proxy Voting Policy

The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AllianceBernstein website.

6.2	Proxy Statements Received Regarding Client Securities

For U.S. Securities5, AllianceBernstein relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S. Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	Records of Votes Cast on Behalf of Clients

Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

6.4	Records of Clients Requests for Proxy Voting Information

Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	Documents Prepared by AllianceBernstein that are Material to Voting Decisions

The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AllianceBernstein employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7.	Proxy Voting Procedures

7.1	Vote Administration

In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange (For separately managed account programs, Proxy Managers use Broadridge’s ProxyEdge platform.). Using ProxyExchange (or ProxyEdge), the Proxy Manager submits our voting decision. ISS (or Broadridge) then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	Share blocking

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary.

[5]	U.S. securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.

During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the U.S. require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3	Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

EXHIBIT

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

PROXY COMMITTEE MEMBERS

The members of the Proxy Committee establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

Proxy Committee

Vincent DuPont: SVP-Equities

Linda Giuliano: SVP-Equities

Saskia Kort: AVP-Equities

David Lesser: VP-Legal

James MacGregor: SVP-Equities

Mark Manley: SVP-Legal

Ryan Oden: Equities

Anthony Rizzi: VP-Operations

EXHIBIT

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by- Case

Board and Director Proposals

	Changes in Board Structure and Amending the Articles of Incorporation	Ö

	Classified Boards		Ö

	Director Liability and Indemnification			Ö

Ö	Disclose CEO Succession Plan	Ö

	Election of Directors	Ö

	Controlled Company Exemption			Ö

	Voting for Director Nominees in a Contested Election			Ö

Ö	Establish Additional Board Committees			Ö

Ö	Independent Lead Director	Ö

Ö	Limit Term of Directorship; Establish Mandatory Retirement Age			Ö

Ö	Majority of Independent Directors	Ö

Ö	Majority of Independent Directors on Key Committees	Ö

Ö	Majority Votes for Directors	Ö

Ö	Prohibit CEOs from Serving on Compensation Committees		Ö

Ö	Removal of Directors Without Cause	Ö

Ö	Require Independent Board Chairman			Ö

Ö	Require Two Candidates for Each Board Seat		Ö

Ö	Stock Ownership Requirement		Ö

Compensation Proposals

Ö	Accelerated Vesting of Equity Compensation Awards-Change of Control			Ö

Ö	Adopt Form of Employment Contract			Ö

Ö	Adopt Policies to Prohibit any Death Benefits to Senior Executives		Ö

Shareholder Proposal		For	Against	Case-by- Case

Compensation Proposals

Ö	Advisory Vote to Ratify Directors’ Compensation			Ö

Ö	Amend Executive Compensation Plan tied to Performance (Bonus Banking)		Ö

	Approve Remuneration for Directors and Auditors			Ö

	Approve Remuneration Reports			Ö

	Approve Retirement Bonuses for Directors (Japan and South Korea)			Ö

	Approve Special Payments to Continuing Directors and Auditors (Japan)			Ö

Ö	Disclose Executive and Director Pay			Ö

Ö	Exclude Pension Income from Performance-based Compensation	Ö

	Executive and Employee Compensation Plans			Ö

Ö	Limit Dividend Payments to Executives		Ö

Ö	Limit Executive Pay			Ö

Ö	Mandatory Holding Periods		Ö

Ö	Pay Directors Only in Stock		Ö

Ö	Performance-based Stock Option Plans			Ö

Ö	Prohibit Relocation Benefits to Senior Executives		Ö

Ö	Recovery of Performance-based Compensation	Ö

Ö	Single Trigger Change-in-Control Agreements			Ö

Ö	Submit Golden Parachutes / Severance Plans to a Shareholder Vote			Ö

Ö	Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			Ö

Ö	Submit Option Re-pricing to a Shareholder Vote	Ö

Ö	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	Ö

Shareholder Proposal		For	Against	Case-by- Case

Capital Changes and Anti-Take Over Proposals

Ö	Amend Exclusive Forum Bylaw		Ö

	Amend Net Operating Loss (“NOL”) Rights Plans	Ö

	Authorize Share Repurchase	Ö

	Blank Check Preferred Stock		Ö

	Corporate Restructurings, Merger Proposals and Spin-offs			Ö

	Elimination of Preemptive Rights			Ö

Ö	Expensing Stock Options	Ö

	Fair Price Provisions			Ö

	Increase Authorized Common Stock			Ö

	Issuance of Equity without Preemptive Rights	Ö

	Issuance of Stock with Unequal Voting Rights			Ö

	Net Long Position Requirement	Ö

Ö	Opt Out of State Anti-takeover Law (US)			Ö

	Reincorporation			Ö

Ö	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			Ö

	Stock Splits	Ö

Ö	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	Ö

	Transferrable Stock Options			Ö

Auditor Proposals

	Appointment of Auditors	Ö

	Approval of Financial Statements	Ö

	Approval of Internal Statutory Auditors	Ö

Ö	Limit Compensation Consultant Services		Ö

	Limitation of Liability of External Statutory Auditors (Japan)			Ö

Ö	Separating Auditors and Consultants			Ö

Shareholder Proposal		For	Against	Case-by- Case

Shareholder Access & Voting Proposals

Ö	A Shareholder’s Right to Call Special Meetings			Ö

Ö	Adopt Cumulative Voting			Ö

Ö	Adopt Cumulative Voting in Dual Shareholder Class Structures	Ö

Ö	Early Disclosure of Voting Results		Ö

Ö	Implement Confidential Voting	Ö

	Limiting a Shareholder’s Right to Call Special Meetings		Ö

Ö	Permit a Shareholder’s Right to Act by Written Consent	Ö

Ö	Proxy Access for Annual Meetings	Ö

	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	Ö

Ö	Rotation of Locale for Annual Meeting		Ö

Ö	Shareholder Proponent Engagement Process	Ö

	Supermajority Vote Requirements		Ö

Environmental & Social, Disclosure Proposals

Ö	Adopt a Special Corporate Policy for SEC Rule 1b5-1 and Other Trading Plans		Ö

Ö	Adopt Guidelines for Country Selection			Ö

Ö	Amend EEO Statement to Include a Reference to Sexual Orientation	Ö

Ö	Animal Testing			Ö

Ö	Anti-Greenmail Proposal	Ö

Ö	Charitable Contributions			Ö

Ö	Genetically Altered or Engineered Food			Ö

Ö	Global Labor Standards	Ö

Ö	Global Warming; Reduction of Greenhouse Gas Emissions			Ö

Ö	Implement the MacBride Principles (Northern Ireland)			Ö

Ö	Include Sustainability as a Performance Measure			Ö

Shareholder Proposal		For	Against	Case-by- Case

Environmental & Social, Disclosure Proposals

Ö	Military Issues			Ö

Ö	Nuclear Waste Disposal			Ö

	Other Business		Ö

Ö	Pharmaceutical Pricing			Ö

Ö	Plant Closings			Ö

Ö	Reimbursement of Shareholder Proposal Expenses		Ö

Ö	Report on Collateral in Derivatives Trading		Ö

Ö	Report on Pay Disparity			Ö

Ö	Report on Water Pollution Prevention Measures	Ö

Ö	Report on Workplace Diversity and/or Employment Policies	Ö

Ö	Reporting Political Contributions; Lobbying Expenses	Ö

Ö	Submit Political Spending Program to Shareholder Advisory Vote		Ö

Ö	Sustainability Report	Ö

Ö	The CERES Principles			Ö

Tobacco

Ö	End Production of Tobacco Products		Ö

Ö	Spin-off Tobacco-related Business			Ö

EXHIBIT

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy?

	☐ Yes ☐ No	If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote contrary to our client’s position?

	☐ Yes ☐ No	If yes, stop here and sign below as no further review is necessary.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?

	☐ Yes ☐ No	If yes, stop here and sign below as no further review is necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

☐	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc.

☐	A description of any substantive contact with any interested outside party and a proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

☐	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.): I hereby confirm that the proxy voting decision referenced on this form is reasonable.	Prepared by:

	Print Name:	( )
Phillip Kirstein	Date:

Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

EXHIBIT

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1.	Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1.	We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2.	We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3.	We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4.	We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5.	We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6.	We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

ALLIANZGI US LLC PROXY VOTING GUIDELINES SUMMARY

AllianzGI may be granted by its clients the authority to vote proxies of the securities held in client accounts. AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI US has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI US’s general voting positions on specific corporate governance issues. AllianzGI US has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The Proxy Provider offer a variety of proxy-related services to assist in AllianzGI US’s handling of proxy voting responsibilities. The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how we will vote shares on such issues. Occasionally, there may be instances when AllianzGI US may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI US’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, the Proxy Provider policies are consulted and/or the Proxy Committee will review the issue. In the event that either an analyst or portfolio manager wishes to override the Proxy Guidelines, the analyst or portfolio manager will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI US will generally refrain from voting proxies on securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI US may, from time to time, instruct the Proxy Providers to cast a vote for a proxy proposal in a share blocked country. AllianzGI US will not be responsible for voting of proxies that AllianzGI US has not been notified of on a timely basis by the client’s custodian.

In accordance with the Proxy Guidelines, AllianzGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI US may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AllianzGI US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI US may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AllianzGI US’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AllianzGI US may instead vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI US’s voting guidelines. AllianzGI US typically votes proxies as part of its discretionary authority to manage Wrap Program accounts, unless a client has indicated to the Sponsor that it has explicitly reserved the authority to vote proxies for itself. AllianzGI US will generally vote all proxies sent to it by the Sponsor on an aggregate basis. When AllianzGI US votes proxies on an aggregate basis, the proxy voting records are generally available only on an aggregate level and are not maintained on an individual account basis.

If a client has decided to participate in a securities lending program, AllianzGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI US will use reasonable efforts to notify the client of proxy measures that AllianzGI US deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Clients may obtain a copy of the Proxy Guidelines upon request. To obtain a copy of the Proxy Guidelines or to obtain information on how an account’s securities were voted, clients should contact their account representative or visit our website.

AXA INVESTMENT MANAGERS, INC.

PROXY VOTING

Purpose of These Procedures

Rule 204(4)-6 of the rules promulgated under the Advisers Act requires an investment adviser registered with the SEC that exercises voting authority over its advisory client proxies (i) to adopt written policies reasonably designed to ensure that the adviser votes proxies in the best interests of clients, (ii) to disclose to clients information about those policies and procedures, and (iii) to disclose to clients how they may obtain information on how the adviser has voted their proxies.

Adviser does not currently invest in equity securities for its clients. As such, it does not ever have, or has exceedingly rarely, the opportunity to vote proxies on behalf of clients. If Adviser begins to invest in securities that would give it the authority to vote proxies it will amend this policy appropriately.

Policy Details

Adviser invests primarily in debt securities of U.S. corporations on behalf of its advisory clients. Adviser does not, as a general rule, invest in common equity securities. Accordingly, it rarely receives voting proxies outside of corporate restructurings of debt issuers or other exceptional circumstances. Unless a client specifically reserves the right, in writing, to vote its own proxies, Adviser will vote all proxies in a timely manner as part of its discretionary authority over client assets in accordance with this policy. At all times Adviser will vote any proxy it receives over which it has voting discretion in the best interest of its clients.

Each proxy vote will be brought to the immediate attention of the CCO for review for potential conflicts of interest. At any time, a client may request a copy of this policy and Adviser’s proxy voting record. Within seven days of receiving the client’s request, Adviser will send to the client the requested information by overnight mail or comparable delivery method.

Regarding clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the Department of Labor takes the position that proxy voting decisions are “fiduciary” decisions subject to ERISA’s standards. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. When applicable, Adviser will exercise the authority to vote proxies appurtenant to the securities acquired on behalf of an ERISA client except to the extent that such authority is restricted by such client’s investment management agreement with Adviser.

Conflicts of Interest

Adviser may experience conflicts of interest with respect to proxy voting. If the CCO determines that any particular proxy vote raises a conflict of interest, Adviser will not vote such a proxy without bringing such conflict of interest to the relevant client for purposes of determining the client’s voting directions.

Recordkeeping

For five years (the first two of which in the offices of Adviser or an affiliated company), Adviser will maintain copies of this policy, copies of proxy statements or solicitations received, records of votes cast on behalf of advisory clients, written requests by clients of proxy voting information and any documents prepared by Adviser that were material to making a voting decision or memorialized the basis for the decision.

AXA ROSENBERG GROUP

GLOBAL PROXY POLICY

DOCUMENT CONTROL

Contact Details

Department Owner:	Portfolio Management and Compliance
Responsible Officer:	Regional CIOs and Global Chief Compliance Officer
Global Functional Teams with Implementation Responsibility:	Client Portfolio Management, Portfolio Management, CIOs, Operations, Compliance
Responsible for Local Communication:	Local Compliance Officer

Approval Details

Effective date:	29 June 2012

Revision History

Date	Name	Title	Description
27 September 2012	Cathy Sabo	GCCO	Formatting revision
28 February 2014	Cathy Sabo	GCCO	Annual review - expanded detail on potential conflicts; AXA IM CG role in managing conflicts; expand responsibilities of Proxy Oversight Committee; describe vendor used to vote AXA shares
26 March 2014	Cathy Sabo	GCCO	Admin updates; clarify voting procedures, conflicts management

Last Updated: March 2014

Business Confidential

1.    INTRODUCTION

1.1. Definition

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers that exercise voting authority with respect to client securities are required by various regulatory agencies to:

•

Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients

•	Disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities

•	Describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients

•	Maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

1.2. Objectives

The objectives of this policy are to:

•	Vote clients’ proxy proposals in the best interest of clients

•	Arrange for proxies of its clients to be voted in accordance with the AXA IM Responsible Investment Corporate Governance and Voting Policy (the “AXA IM CG Policy”)

•	Avoid and/or disclose any potential conflicts of interests

1.3. Scope

Within the AXA Investment Managers Group, the AXA Rosenberg business (collectively referred to as “AXA Rosenberg”) provides investment management services based on fundamental equity analysis using quantitative methods.

This global policy applies to all employees of AXA Rosenberg investment management entities responsible for providing investment management or ancillary services on behalf of the AXA Rosenberg expertise in the following departments: Portfolio Management, Operations, Client Portfolio Management, and Account Activity Coordinator. Or serving in certain specified control or shared operational functions directly supporting the AXA Rosenberg expertise in Compliance.

This policy acts as a guide to the requirements and expectations of AXA Rosenberg when voting proxy proposals on its clients’ behalf.

Where local regulatory requirements prescribe practices that are different from what is contained in this Policy, employees should consult with Compliance and adhere to the most restrictive policy or standard as determined by Compliance.

2.     DETAILED DESCRIPTION

AXA Rosenberg will, when requested in writing, vote proxies for client accounts. Clients always have the right to vote proxies themselves. Clients can exercise this right by instructing us in writing how to vote proxies in their account which we will do on a best efforts basis

In the cases where we are asked to vote proxies, it is our policy and the policy of the other international investment adviser affiliates to vote proxy proposals (proxies) on behalf of our clients in a manner which is reasonably anticipated to further the best economic interests of our clients and consistent with the goal of enhancing shareholder value.

AXA Rosenberg has adopted a Global Proxy policy as well as AXA IM’s Corporate Governance and Voting Policy (“AXA IM Voting Policy”). AXA Rosenberg has delegated certain responsibilities for voting proxies of its clients to the Corporate Governance team within an AXA IM advisory affiliate (“AXA IM CG team”). The AXA IM CG team has developed customized guidelines to assist in performing their duties on behalf of AXA Rosenberg. Currently, the AXA IM CG team retains the services of Institutional Shareholder Services Inc. (“ISS” or “Service Provider”), a third party proxy research and voting service, to assist in coordinating and voting proxies with respect to client securities in accordance with the AXA Rosenberg Global Proxy Policy and the AXA IM Voting Policy. Please see Appendix 1 for the AXA IM Voting Policy.

As a fully-owned subsidiary of AXA IM, and by adopting the AXA IM Voting Policy, AXA Rosenberg can leverage AXA IM’s extensive expertise and resources committed to corporate governance issues. In addition, AXA Rosenberg will have a representative on the AXA IM Corporate Governance Committee.

AXA IM’s approach to corporate governance – namely their proxy voting and shareholder engagement work – derives from their strongly held belief that company management, directors and investors all have critical yet unique roles to play in sustaining the health of financial markets and ensuring the efficient allocation of capital. AXA IM developed their Voting Policy to help guide them in performing their duties on behalf of AXA Rosenberg. ISS votes are subject to review and approval by the AXA IM CG team, and AXA IM CG team retains the right to override any vote from the customized guidelines where it deems appropriate, in accordance with its proxy voting policy

AXA Rosenberg’s policies include the responsibility to arrange for proxies of those clients who have delegated proxy voting responsibility to proxy voting service providers, to disclose any potential conflicts of interest, to make information available to clients about the voting of proxies for their portfolio, and to maintain relevant and required records.

For those advisory clients who did not delegate or who have expressly retained proxy voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for the portfolios of those clients. However, with respect to clients that are subject to ERISA, AXA Rosenberg is presumed to retain voting discretion unless explicitly reserved by a named fiduciary of the ERISA plan to itself or to another fiduciary.

NOTE: If the plan document or investment management agreement does not require AXA Rosenberg to vote proxies, but does not expressly preclude it from doing so, AXA Rosenberg would have the exclusive responsibility for voting proxies. However, if the documents expressly preclude AXA Rosenberg from voting proxies, the responsibility would lie exclusively with the trustee (although, as indicated above, the trustee may be subject to the direction of a named fiduciary).

2.1.    Proxy Voting Procedures

2.1.1. Voting Procedures

AXA Investment Managers has retained a third-party service provider (the “Service Provider”) to assist AXA Rosenberg and AXA IM in coordinating and voting proxies with respect to client securities. After it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg will instruct Northern Trust to notify the Service Provider of this delegation, thereby enabling the Service Provider to automatically receive proxy information.

The Service Provider will:

•

Maintain a record of each vote cast by AXA Rosenberg on behalf of a client, the policy/instructions followed when determining how to cast the vote, and any proposals that were not voted for which the client was entitled to vote.

•	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates

•

Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer before the vote takes place.

If a client determines that AXA Rosenberg should no longer be responsible for voting their proxies, AXA Rosenberg will discontinue to vote proxies on their behalf unless we receive a written statement from the client explicitly instructing us to vote the proxies we receive on their behalf (if the ex-date is during the time AXA Rosenberg was responsible for proxy voting).

2.1.2. Procedures for Implementing the AXA IM Corporate Governance & Proxy Voting Policy Oversight

Members of the AXA IM CG team have worked with the Service Provider to develop a customized approach to applying the AXA IM CG Policy and continue to interact with the Service Provider as particular proxy voting issues arise during the year. Furthermore this team monitors the Service Provider to ensure that proxies are being voted in accordance with the AXA Rosenberg Global Proxy Policy and the AXA IM Voting Policy.

AXA Rosenberg will periodically monitor the AXA IM CG team and Service Provider to assure that the proxies are being properly voted and appropriate records are being retained.

2.1.3. Procedures for Non-Standard Proxy Voting

Where a client has directed AXA Rosenberg to vote a proxy or proxies for its account in a specific way, AXA Rosenberg will vote these proxies on a best-effort basis. In the absence of specific voting guidelines from the client, AXA Rosenberg’s policy generally is to vote proxies in accordance with the AXA IM CG Policy. AXA Rosenberg will abstain from voting a proxy if we are required to make an affirmative representation of a client’s ownership percentage of a particular issuer.

2.1.4. Procedures for Voting Proxies for Registered Investment Company Clients

Client Services should coordinate with the contact person designated by the client to provide voting records required by a registered investment company in order to file their Form N-PX. This includes proxies voted for the registered investment company clients that are advised or sub-advised by AXA Rosenberg, if requested.

2.1.5. Procedures for Client Requests for Information

Client request for information regarding proxy voting records should be forwarded to the Account Activity Coordinator or local equivalent. In response to a request, the Account Activity Coordinator will work the AXA IM CG team and Client Services to provide the client with the information requested and, as applicable, will include the name of the issuer, the proposal voted upon, and how AXA Rosenberg voted the client’s proxy with respect to each proposal. The Account Activity Coordinator should maintain records of client requests provided.

2.2.    Disclosure/Client Reporting

AXA Rosenberg reports its proxy voting policy and procedures in its Disclosure Documents. Additionally, clients may also request information regarding how AXA Rosenberg voted their proxies and may request a copy of AXA Rosenberg’s policy. Employees will follow the procedures outlined in Section  2.1.5 above.

2.3.    Conflicts of Interest

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest arises. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. AXA Rosenberg believes its duty is to vote proxies in the best interest of its clients. By voting in accordance with the AXA IM Voting Policy, AXA Rosenberg generally avoids conflicts of interest because it votes pursuant to a predetermined policy which has been established by the AXA IM CG team and the Service Provider, an independent third party.

Nevertheless, when votes are cast in accordance with the AXA Rosenberg Global Proxy Policy, the AXA IM Voting Policy, corporate governance principles in the relevant market, and in a manner that we believe to be consistent with our fiduciary obligations, actual proxy voting decisions made may have the effect of favoring or harming the interests of other clients, AXA or its affiliates.

In the event any potential or actual conflict of interest that may arise, AXA Rosenberg may either disclose the circumstances of any such conflict to client(s) and forward the proxy materials to the client to vote, vote according to ISS recommendations or otherwise in a pre-determined manner or take such other action as may be appropriate under the particular circumstances. The AXA IM CG team does not take voting decisions on behalf of third party clients who hold AXA shares. Decisions on AXA shareholder meetings have been contracted out to a third party service provider, Deminor. Deminor recommendations are implemented for all third party clients holding AXA shares.

Material conflicts may exist in situations where AXA Rosenberg is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where AXA Rosenberg or an affiliated person of AXA Rosenberg also manages money for an employee group.

Additional material conflicts may exist if an executive of AXA Rosenberg or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.

Material conflicts based on business relationships or dealings of affiliates of AXA Rosenberg will only be considered to the extent that the AXA IM Governance team or applicable portfolio management area has actual knowledge of such business relationships. Whether a relationship creates a material conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence AXA IM Governance team or AXA Rosenberg with respect to voting, the value of the relationship to AXA Rosenberg can create a material conflict.

The AXA IM CG team is responsible for documenting processes for how votes will be determined when there is a conflict present, managing conflicts across affiliates and for escalating potential conflicts to AXAR for further consideration.

ERISA Issues

As an ERISA fiduciary, AXA Rosenberg may consider only those factors that relate to the economic value of an ERISA plan’s investment in voting proxies on behalf of such ERISA plans. If the cost of voting (including the cost of research, if necessary, to determine how to vote) is likely to exceed the economic benefit of voting, AXA Rosenberg has an obligation to refrain from voting.

The US Department of Labor has issued Interpretive Bulletins essentially prohibiting the promotion of policy or political issues through proxy voting, investment policies or shareholder activism unless they are likely to enhance the economic value of an ERISA plan’s investments. Where AXA Rosenberg exercises its authority on behalf of an ERISA plan in an attempt to further legislative, regulatory, or public policy issues, it must be prepared to articulate a clear basis for concluding that the proxy vote, investment policy or the activity intended to monitor or influence the management of the corporation is more likely than not to enhance the economic value of the ERISA plan’s investment before doing so.

If AXA Rosenberg is managing a pooled investment vehicle that holds assets of more than one ERISA plan, there is a possibility of being subject to conflicting proxy voting policies. If compliance with one plan’s policy would violate ERISA § 404(a) as regards to another plan’s policy (e.g., by being imprudent or not solely in the economic interest of the plan), AXA Rosenberg should ignore the policy and vote in accordance with ERISA. However, if the conflicting policies do not violate ERISA, AXA Rosenberg would generally be required to vote the proxies in accordance with each plan’s interest in the pooled investment vehicle.

2.4.    Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. AXA Rosenberg generally believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (that is, not being able to sell the shares during this period). Accordingly, if share blocking is required, AXA Rosenberg will generally abstain from voting these shares unless there is a compelling reason to the contrary as determined by the CIO and CCO.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that prevent AXA Rosenberg from voting those proxies. For example, AXA Rosenberg (or its Service Providers) may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AXA Rosenberg (or its Service Providers) to provide local agents with a power of attorney prior to implementing the Service Provider’s voting instructions. Although it is AXA Rosenberg’s policy to try to vote all proxies for securities held in client accounts for which AXA Rosenberg has proxy voting authority, in the case of non-US issuers, AXA Rosenberg will vote proxies on a best-effort basis.

2.5.    Oversight Responsibilities

The AXA Rosenberg Group Proxy Voting Sub-Committee (“Sub-Committee”) is responsible for implementing and monitoring this Policy and its procedures. The Sub-Committee has specific oversight responsibilities for services provided by both AXA IM and the Service Provider. Specifically the Sub-Committee is responsible for:

•	Review of proxy voting records and management reports on behalf of AXA Rosenberg clients

•	Annual Service Provider and AXA IM due diligence written review and quality of service

•	Annual review and approval of the Global Proxy Policy as well as AXA IM’s Voting Policy and Guidelines

•	Review corporate governance and proxy voting non-routine issues or events as requested (i.e., M&A, capital distribution)

•	Review of material conflicts identified, reported and resolved by AXA IM GC team

2.6.    Record Maintenance and Retention

AXA Rosenberg shall keep copies of all policies and procedures required by applicable record keeping rules including Rule 206(4)-6. AXA Rosenberg intends to satisfy this requirement for certain records by relying on the Service Provider and AXA IM.

The Sub-Committee Chair will maintain copies of the documents reviewed to satisfy its monitoring responsibilities including AXA Rosenberg’s voting records and copies of client reports issued annually.

The Service Provider shall keep a copy of each proxy received, a record of each vote cast by AXA Rosenberg on behalf of a client, the policy/instructions followed when determining how to cast the vote, and any proposals that were not voted for which the client was entitled to vote.

The Service Provider and/or AXA IM CG team shall keep a copy of any document created by AXA IM that was material to making a non-routine decision how to vote proxies on behalf of a client or that memorializes the basis for that non-routine decision; as well as a copy of any instruction given to the Service Provider as to how to vote a proposal in a particular manner.

AXA Investment Managers or the AXA Rosenberg Account Activity Coordinator shall keep a copy of each written client request for information on how AXA Rosenberg voted proxies on behalf of the client, and a copy of any written response by AXA Investment Managers to any (written or oral) client request for information on how AXA Rosenberg voted proxies on behalf of the requesting client.

AXA IM CG team is responsible for maintaining documentation for all AXA Rosenberg votes cast in which there are no relevant pre-determined guidelines by AXA IM or the independent service provider. AXA IM should document rationale or methodology for evaluating issues manually and casting votes cast in accordance with AXA IM governance views.

2.6.1. ERISA Issues

In order to facilitate the monitoring required by named fiduciaries under ERISA §404(a), accurate records must be maintained by AXA Rosenberg regarding the proxy voting decisions made by AXA Rosenberg, including, where appropriate, cost-benefit analyses. The records must enable the named fiduciary to monitor AXA Rosenberg, and should enable review not only of AXA Rosenberg’s voting procedure but also the actions taken in individual proxy voting situations.

2.7.    Annual Review / Periodic Testing

This policy may be revised as needed to accommodate any changes in practices consistent with applicable regulations. Compliance, with the assistance of the business unit(s), will review this policy annually pursuant to regulatory requirements requiring AXA Rosenberg to have written policies and procedures in place to detect and prevent violations of securities laws and to review policies at least annually to ensure that they remain adequate and effective.

Compliance will perform periodic testing of this policy to determine the operating effectiveness in accordance with annual risk-based compliance monitoring plans.

3.     RELATED POLICIES

AXA Rosenberg Group Record Retention Policy

AXA IM Responsible Investment Corporate Governance and Voting Policy

AXA IM Stewardship Policy

Appendix 1

AXA IM Responsible Investment Policy

Corporate Governance & Voting

AXA IM Responsible Investment Policy / Corporate Governance & Voting Policy

Preamble

AXA IM’s approach to corporate governance – namely our proxy voting and shareholder engagement work – derives from our strongly held belief that company management, directors and investors all have critical yet unique roles to play in sustaining the health of financial markets and ensuring the efficient allocation of capital.

The effective governance of individual corporations by directors and the attentiveness of institutional investors, as the primary owners of public companies, are required to produce sustainable performance that serves the best interests of all marketplace stakeholders. Accordingly, we believe that institutional investors have an obligation to exercise their rights as owners and engage with portfolio companies in a responsible way.

As an investor with a widely diversified portfolio and long-term horizons, we can best enhance our investment performance and reduce unwanted risk exposures by focusing both our investment and portfolio monitoring activities on generation of sustainable shareholder value at portfolio companies. We consider this to be part of the fiduciary duty for a fund manager like AXA IM with our large size and diversified exposure.

Therefore, we have developed this Policy to help guide us in performing our duties and to communicate the principles which underpin this aspect of our responsible investment activity to the marketplace1. It is a living document that is intended to be flexible and evolve as investor and corporate governance practices change over time.

This policy provides the foundation for AXA IM’s proxy voting and company engagement activities, as well as for participation in related public policy discussions.

We believe that the principles included in this policy provide a robust framework for the proper governance of companies. However, in applying these principles, we are cognisant of the fact that companies are dynamic and a “one size fits all” approach is not appropriate. Our preferred approach is to resolve any issues of concern through dialogue and to attain a proper understanding of each company’s particular circumstances.

[1]	See also AXA IM Responsible Investment Policy (Integration) - forthcoming

The core principles of AXA IM’s Corporate Governance and Voting Policy include the following:

1.     Responsible investment and the link with the corporate objective

There is growing consensus that the principal objective of a corporation should be to deliver wealth creation for shareholders, that is there should be a long-term perspective to shareholder value creation and also there should be due regard to risk.

This connects well with the needs of AXA IM’s direct clients, i.e. pension funds and insurance companies who, despite the varying interests of their individual customers, ultimately function by adopting a long-term investment horizon. To this end, our aim is to invest in companies which have strategies consistent with the aim of improving franchise value in the longer-term.

In light of growing evidence that long-term value creation is best achieved by management paying due regard to the extra-financial drivers of risk and reward in addition to traditional financial metrics, our investment approach will seek to integrate these extra-financial considerations into investment management processes and ownership practices, the latter being the particular focus of this document.

We believe that a company’s management of extra-financial issues is a lead indicator of success or failure. Therefore, we expect companies to take into consideration the legitimate interests of stakeholders who grant it the licence to operate such as employees, customers, suppliers and the wider community. In addition, companies which operate without due regard to environmental and social impact of their activities are unlikely to deliver sustainable long-term shareholder value.

To achieve this aim the Board has oversight responsibility for development and implementation of strategies for the corporation consistent with the aim of improving shareholder value in the long-term.

2.     Reporting

In a well functioning market which enables investors to perform their fiduciary role vis a vis clients’ assets, it is critical that investment decisions which impact the allocation of capital be based on full and accurate information. We therefore expect the Board to regularly report to shareholders, setting out its analysis of the business, with a forward-looking orientation in order to assist shareowners to assess the strategies adopted and the potential for those strategies to succeed. The report should include the resources, principal risks and uncertainties and the relationships that may affect the company’s long-term value.

Full company accounts, audited by independent external auditors, should be presented to a company’s annual general meeting for shareholders’ approval.

The company’s management of material extra-financial factors should be integrated into these reports. These are aspects of corporate performance, sometimes known as “intangibles” or “non-traditional”, which drive risk and reward especially – but not exclusively – over the medium and longer term. Such issues are considered by a significant number of shareholders in evaluating the company’s long-term prospects. Examples of extra-financial factors include environmental, social and governance issues such as regulatory change risks, reputation concerns, product obsolescence cycles, human rights, employee turnover and training, employment law compliance, status of CEO succession plans, climate change and other environmental liabilities and political contribution or lobbying payments. Directors and senior managers have a critical role in guiding investors as to which, extra-financial factors are material to that particular company – AXA IM does not favour reporting to investors of extra-financial data for data’s sake.

Issues of concern

Reporting

We may withhold support from in the Report & Accounts in the following instances:

•	Non provision of the audited accounts in a timely manner:

•	Non-reporting of material extra-financial performance, particularly in high risk sectors and or where sectoral peers are able to report;

•	Concerns about the integrity of the information reported

Companies might want to consider using common frameworks for enhanced reporting on sustainability issues, such as the Global Reporting Initiative or the Enhanced Business Reporting Consortium guidelines to facilitate better quality and consistency of reporting. This is important if shareholders are to be able to assess and compare this aspect of a company’s performance with that of sectoral peers. Where proprietary or competitive concerns limit the information which can be disclosed without harming shareholder interests, the company should explain its thinking further since, in general, we consider this to be an over-stated risk.

Boards should take responsibility for establishing effective company communications with shareholders. All directors should attend the annual general meeting (AGM) and provide a process for regular communications with shareholders apart from the AGM. Boards should proactively seek out opportunities to encourage communication with long-term shareholders.

3.     Company boards

We consider the board to be the cornerstone of good corporate governance as it is the decision-making body charged with overseeing a company’s affairs on behalf of its owners. In some countries this will be a unitary board where executive and non-executive directors are members of a single decision making body. Others follow a ‘supervisory model’ where a supervisory board composed of non-executive directors oversee a management board made up of key executives.

Under both unitary and supervisory board structures, directors have, either by law or in defacto terms, fiduciary responsibility for acting in the best interests of the company and are accountable to the shareholders as a whole.

3.1. Board balance

The interests of shareholders are best served where the Board is structured in a manner to ensure that there is an appropriate diversity of skills, knowledge and experience amongst the directors on the board which is suitable for the requirements of the business.

The Board should also be structured to ensure that there is a balance of power and authority such that no particular individual or group has unfettered powers of decision over the company’s affairs.

The potential for such concentration of powers can occur in several instances including where the position of chairman and chief executive are held by one person; where the majority of non-executive directors are affiliated to management; or where the board is dominated by the representatives of a major shareholder(s).

The risk of such arrangements is that the interest of the particular individual or group is substituted for that of the company and the directors may not exercise their stewardship responsibilities objectively.

We are not in favour of direct proportionality between the holdings of major shareholders and the number of representatives they are allowed to nominate to the board. Major shareholder representatives should not be allowed to dominate the board simply by virtue of the holdings they represent.

We are also not in favour of one person holding the combined roles of chairman and chief executive. In such a situation, there would be no independent person charged with supervising management’s execution of its responsibilities. Moreover, we do not consider it possible for one person to be both responsible for leading executives in implementing board strategy as well as leading the board’s supervision of executive performance. These are two distinct roles and consequently we favour having an independent chairman who is dedicated to this important role. To guard against the domination of the board by a particular group, a significant number of directors should be independent and, at a minimum, we expect national norms for independent directors to be respected. We also believe it important for boards to appoint a senior independent director to act as an additional contact point for shareholders to bring issues to the attention of the board especially if this cannot easily by done via the Chairman. This role is particularly important in cases where the offices of Chairman and Chief Executive have been combined.

3.2. Non-executive directors

The key role of non-executive directors is to ensure that management concentrate on optimising long-term shareholder value. The detachment of non-executive directors from the day-to-day management of the company means that they have the capacity to look at the interests of the company as a whole over the longer term.

It is vital that non-executive directors are truly engaged with the business and able to bring a long-term perspective to deliberations so that management decisions are not dominated by short-term considerations.

Non-executive directors must exercise effective oversight of the executives in relation to their achievement of strategy and targets as well as managing situations where there may be real or potential conflicts between the interests of management and those of shareholders.

We consider that the role of non-executive directors includes:

•	contributing to the right strategy for the company;

•	participating in board discussions on major issues of business development;

•	appraising the performance of key executives, including the chief executive;

•	monitoring results and pressing for appropriate corrective action when necessary;

•	ensuring that the company has the right executive leadership and appropriate succession plans;

•	safeguarding shareholders’ funds by using the ability to challenge management and initiate change when necessary;

•	ensuring effective company communication with shareholders;

•

carrying out specific corporate governance functions, principally via board committees which deal with real or apparent conflicts of interests in the areas of financial reporting, remuneration and nomination of new members to the board.

Market integrity also requires that key participants exercise their responsibilities with diligence and honesty. Events of the last decade have highlighted the ramifications to companies, investors and society of inattention to these basic principles.

3.3.    Independence

Boards have to manage the company’s relationship with a wide range of interests including the executives, significant shareholders, employees, suppliers and governments. Oftentimes, these stakeholders have directors representing their interest on the board. Notwithstanding the particular interest they represent, directors have a fiduciary duty to act in the best interest of the collective shareholder body and to exercise independent judgement when deliberating on the company’s affairs.

Due to inherent conflicts that may occur, we require that there should be a significant number of directors on the Board who are independent in a strict sense. Such independent directors provide assurance that the interests of a particular group are not allowed to dominate the affairs of a company.

An independent director is one who is free from relationships or circumstances which could affect, or appear to affect, the director’s judgement. No checklist of descriptive characteristics will suffice to capture whether a director is likely to behave in an independent fashion. Nevertheless, factors we believe may affect a director’s judgement and therefore independence include where the director:

•	is a former employee of the company within the last five years;

•	has (had within the last thee years) a material business relationship with the company or is a representative of such interests;

•	receives additional remuneration from the company other than in the capacity of a director;

•	has close family ties with any of the company’s directors, senior employees or company’s advisers;

•	holds cross directorships with an executive director;

•	is or represents a significant shareholder;

•	has served on the board for a significant length of time.

3.4.    Board committees

It is now established practice in many jurisdictions for boards to establish key committees of independent directors to oversee the Board’s responsibilities in relation to audit, remuneration and nomination. This is principally to manage conflicts of interests with executive directors and to provide assurance that there is appropriate and independent oversight of these matters on shareholders’ behalf.

Due to the sensitive nature of the issues covered by these committees, we require that the committees are dominated by independent directors.

3.4.1.Audit Committee

The Audit Committee is responsible for exercising oversight of the company’s process for internal controls and financial reporting. Acting independently from management, it has a particular role to ensure that the interests of shareholders are protected in relation to financial reporting.

The Audit Committee is responsible for overseeing and providing assurances to shareholders on the integrity, objectivity and independence of the external audit process. The Audit Committee should pay particular attention to the provision of non-audit services by the external auditor and the risks that the provision of such services may compromise the integrity of external audit.

Issues of concern

Boards

We may withhold support from director elections in the following instances:

•	Insufficient information on the board or where biographical details on proposed directors are not provided;

•

The nominee is not considered to be independent; the number of independent directors on the Board is less than the number recommended by the local best practice standard, or independent directors constitute less than one-third of the board;

•	The position of chairman and chief executive are held by one person;

•	The number of directorships held by the nominee is excessive and/or the director has not devoted sufficient time to the company during the relevant year;

•	Where a Board has not established audit, remuneration or nomination committees;

•	The nominee is a non-independent director on an audit, remuneration or nomination committee which does not have the required number of independent director;

•	Directors do not stand for election by shareholders on a regular basis;

•	The election of several directors is bundled into one resolution;

•	Concerns about a director(s) execution of their responsibilities;

•	To signal concerns about the company’s governance or performance.

3.4.2.Remuneration Committee

The Remuneration Committee is responsible for determining the Board’s policy and practices on executive remuneration. The role of the Committee includes ensuring that the remuneration policy and practices are aligned with the strategies adopted by the Board to optimise shareholder value. Remuneration policies should also align the interests of management with long-term shareholders and be structured to reward sustainable performance. Where restatements of financial results occur, the Committee or Board should seek to recover any improperly paid remuneration to the extent practicable.

The Committee should directly retain and supervise any external consultant used to develop remuneration policies. Preferably, the consultant should not provide other services to or be supervised by management.

3.4.3. Nomination Committee

The Nomination Committee leads the process for the appointment of directors to the board and for ensuring that there is an appropriate diversity of skills, knowledge and experience amongst the directors on the board. The Nomination Committee should ensure that appointments to the Board are made on merit and that directors have sufficient time to devote to the role and that their track record, and that of the companies they have been associated, is a good one. The Committee should also ensure that the company has a strategy for executive succession.

3.4.4. Extra-Financial or Enterprise Risk Committee

We welcome the move by many companies to establish a standing board committee to oversee the company’s management of its material extra-financial risks and opportunities and to ensure that the company fulfils its reporting obligation to enable shareholders to assess this aspect of the company’s performance. We are aware that there is not yet an established formula for what this work should be called or indeed, where responsibility should rest amongst board committees but we consider it increasingly important that boards address this activity as seriously as they do their other functions.

4.    Remuneration

Boards, through the Remuneration Committee, are responsible for adopting remuneration policies and practices that promote the success of companies in creating value for the longer term. The policies and practices should be demonstrably aligned with corporate objectives and business strategy and reviewed regularly.

It is necessary to ensure that remuneration policies encourage high standards of performance, aligning the interest of management with those of long-term shareholders. Levels of remuneration should be sufficient to attract, motivate and retain management of a high calibre but should not be excessive by the standards of employment conditions within the company, sector or the executive’s country of residence.

Remuneration arrangements should not entitle executives to rewards when this is not justified by performance.

4.1.    Remuneration disclosure

We expect companies to provide full and comprehensive information on the company’s remuneration policy and practices in the Annual Report. The information provided should cover all the elements of remuneration, including salary, annual bonus, benefits, share-based compensation, pensions and details of executive service contracts including notice periods and compensation payable on termination. This information should be provided on an individual basis.

There is a growing trend for transparency and accountability by the Board in its oversight of executive remuneration on shareholders’ behalf. Many jurisdictions provide shareholders with the opportunity to vote on the remuneration policy and its application during the year at the general meeting. We welcome this trend towards accountability and encourage all companies to adopt this practice.

Issues of concern

Remuneration

We may withhold support from remuneration proposals in the following instances:

•	Poor disclosure of remuneration policy and practices;

•	Incomplete disclosure of performance metrics underpinning performance-related remuneration;

•	Performance targets which are not relevant or challenging;

•	Executive options are granted at a discount i.e. priced below prevailing market practice;

•	Repricing of ‘underwater’ stock options;

•	The company engaged in option award backdating;

•	Excessive dilution of shareholder equity through the issuance of shares for share incentive schemes;

•	Compensation payable on termination is excessive or not in line with market practice;

•	Pay packages dominated by perquisites;

•	Contains gratuitous retirement payments or unearned retirement sweeteners not provided to employees generally;

•	Allows triggering of change in control payouts without loss of job or substantial diminution of duties;

•	Enhanced compensation on change of control of the company;

•	Remuneration is based on inappropriate peer comparisons;

•	Internal pay inequity is excessive.

4.2.    Performance related remuneration

Annual bonuses and grants of options or conditional shares to executives should be subject to defined and relevant performance criteria which should be disclosed to shareholders.

It is the responsibility of the Remuneration Committee, working with the Audit Committee, to ensure that rewards reflect performance against target. The Board should consider means of reclaiming rewards where performance achievements are subsequently found to have been significantly misstated so that bonuses and other incentives should not have been paid.

4.3.    Annual bonus

Annual bonuses reward performance during the relevant business year. Both individual and corporate performance targets are relevant and should be tailored to the requirements of the business. Such targets should be reviewed in line with the evolution of the company’s strategy.

We do not support the payment of bonuses that reward executives for executing transactions (such as mergers or acquisitions) irrespective of their future financial implications for the company.

4.4.    Long-term share schemes

Share-based incentives link reward to performance over the longer term. Their purpose is to motivate executives to create sustainable shareholder value. The receipt of rewards under these schemes should therefore be based on disclosed and challenging performance conditions measured over a period appropriate to the strategic objectives of the company. We prefer that performance should be measured over a period of at least three years. All new share-based incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. Their operation, rationale and cost should be fully explained so that shareholders can make an informed judgement.

The operation of share incentive schemes represents a cost to shareholders. The operation of such schemes should not lead to dilution of shareholder equity in excess of the limits acceptable to shareholders.

We support initiatives to encourage executives to hold shares in the company equivalent to at least one year’s salary. This further aligns the interest of the executive with those of the company and its shareholders. Many companies require executives to retain awards accruing to them under long-term share schemes until they meet the share ownership requirement.

5.    Shareholder rights

The ownership of shares in a company entitles shareholders to corresponding rights in the company. We expect boards to protect and facilitate the exercise of shareholders’ ownership rights. This includes giving shareholders reasonable notice of all matters in respect of which they are required to take action in the exercise of voting rights, or which they may elect to take action on. Major changes to the core businesses of a corporation and other corporate changes which may in substance or effect, dilute the equity or erode the economic interests or share ownership rights of existing shareholders, including mergers, acquisitions, disposals, and issuance of equity should not be made without prior shareholder approval.

We are fundamentally opposed to measures that seek to restrict, undermine, dilute or limit the exercise of ownership rights. In particular, we are concerned about restrictions which seek to limit the rights of minority shareholders to the benefit of management or a particular shareholder(s).

Barriers to the exercise of shareholders’ rights come in different forms. These include restrictions on shareholders’ voting rights; dilution of economic interests through excessive issuance of shares; and provisions which aim to limit the right of shareholders to influence a company’s governance, or their ability to consider transformational transactions such as mergers, acquisitions or disposals.

5.1.    Voting rights

In a shareholder democracy, the shareholder vote at general meeting is the principal manner through which shareholders can influence a company’s governance and its strategic direction. Due to its fundamental importance, we believe that shareholders should have voting rights in direct proportion to their economic interest (and risk exposure) in a company. This is normally expressed as the one share, one vote principle. We are therefore opposed to:

•	measures that dilute the voting rights of any shareholder by giving certain shareholders voting rights in excess of their economic interests;

•	proposals that cap shareholders’ voting rights once ownership of a certain percentage of shares is reached;

•	multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;

•	supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;

•	voting schemes that do not provide for confidentiality of a shareholders’ vote during the election;

•	unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights.

5.2. Anti-takeover provisions

The Board has an important role in ensuring that the company is properly valued during change of control transactions. However, we have concerns about anti-takeover devices that have the effect of discouraging transactions that may be attractive to shareholders or which limit shareholders’ ability to voice their opinion on a change of control transaction. Many of these devices serve to entrench management and do not allow shareholders the opportunity to judge the performance and prospects of the company under its management relative to the proposal from the bidder.

Devices that cause concerns include:

•	poison pills which deter takeovers by granting the board the ability to issue additional dilutive shares in the event of a bid;

•	transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;

•	proposed repurchase of the company’s shares during a bid period at a price that is significantly higher than the fair market value of the shares;

•	blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid.

Points Importants

Shareholder rights

•	measures that dilute the voting rights of any shareholder by giving certain shareholders voting rights in excess of their economic interests;

•	proposals that cap shareholders’ voting rights once ownership of a certain percentage of shares is reached;

•	multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;

•	supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;

•	unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights;

•	poison pills which deter takeovers by granting the board to ability to issue additional dilutive shares in the event of a bid;

•	transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;

•	proposed repurchase of the company’s shares during a bid period at a price that is significantly higher than the fair market value of the shares;

•	blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid;

•	proposed issuance of new shares with or without pre-emptive rights that are either in excess of the market norms or are not justified.

5.3. Pre-emptime rights

Issuance of new shares presents a risk of dilution to shareholders economic interests. It is established practice in many jurisdictions to grant shareholders the right to approve the issuance of new shares to guard against inappropriate dilution of their economic interest in a company.

The issuance of new shares may be on a pre-emptive basis (new shares are offered to existing shareholders in proportion to their holdings in the company) or on a non pre-emptive basis (where the pre-emption rights of shareholders are excluded).

We are vigilant in reviewing resolutions to issue new shares, particularly if such requests are in excess of the norms in the relevant market. Factors we will take into consideration in reaching a decision include:

•	the level of dilution of value and control for existing shareholders;

•

the strength of the business case: in order to make a reasoned assessment shareholders need to receive a clear explanation of the purpose to which the capital raised will be put and the benefits to be gained - for example in terms of product development or the opportunity cost of not raising new finance to exploit new commercial opportunities - and how the financing or proposed future financing fits in with the life-cycle and financial needs of the company;

•	the size and stage of development of the company and the sector within which it operates;

•

the stewardship and governance of the company. If the company has a track record of generating shareholder value, clear planning and good communications, this may give shareholders additional confidence in its judgement;

•	availability of financing options that do not involve the issue of new shares.

6.     Mergers and acquisitions

Mergers and acquisitions present complex issues for large investors with broadly diversified portfolios, like AXA IM. Shareholders like AXA IM often hold investments in both target company and bidder, which could present a difficult situation where the transaction is good for one company but not the other. Mergers and acquisitions require that we closely evaluate the expected long-term success of the transaction and may require a balancing of interests on both sides of the transaction.

In addition, with increasing numbers of companies going private, there are concerns that in some situations company management and private equity firms participating in the buyout may be capturing value at the expense of public shareholders who by definition, have access to less information. Such transactions can often involve conflicts of interest when management is offered generous remuneration awards and large equity stakes as part of the transaction.

When evaluating a transaction, factors we take into consideration will include:

•	short-term and long-term valuations, taking the company’s strategic potential into consideration;

•	ability of the acquirer to successfully implement the acquisition and integrate the companies;

•	strategic fit of the companies and extra-financial factors bearing on future success;

•	views of significant shareholders;

•	impact of the transaction on customers and other stakeholders;

•	competitive landscape for the relevant entities before and after the transaction;

•	leverage embedded into the transaction and leverage after completion;

•	degree of management remuneration misalignment with shareholder interests, including change in control, bonus, consulting and incentive award payments;

•	advisor conflicts resulting from success fees, investment banking opportunities and future interests in the surviving entity;

•	fairness of the process, such as whether there was a fair auction, alternatives were considered and he deal was evaluated by an independent committee with independent advisors;

•	market reaction to announcement of the transaction;

•	corporate governance profile of any surviving entity in which we will retain an interest.

Companies should approach mergers and acquisitions or going private transactions with these factors in mind. Fund managers retain discretion to instruct votes on change of control transactions in line with the interests of their clients.

7.     Implementation

7.1. Oversight:

AXA IM has a Corporate Governance Committee which guides and oversees the application of this policy.

Members include senior AXA IM personnel who have a well established corporate governance profile in their respective markets. The Committee also includes representatives of fund management teams who bring their hands-on investment perspective to the deliberations and liaise with colleagues on the Committee’s behalf.

The Responsible Investment team implements this policy under the direction of the Committee.

7.2. Company Dialogue:

AXA IM holds regular discussions with the Board and management of investee companies on a range of topics including the company’s strategy, operational performance, acquisition and disposal strategy; executive/board performance, and management of extra-financial drivers of risk and reward.

Our general policy is to be supportive of companies in which we invest. However, where we have concerns that have not been or cannot be adequately addressed by a company’s management, we will bring the issue to the attention of the Chairman and other non-executive directors. We may also act in conjunction with other shareholders.

If we are unable to resolve the issue through engagement, we may consider using our clients’ ownership rights to submit resolutions at shareholders’ meetings or requisition of an extraordinary general meeting.

7.3. Voting :

We believe that voting at company meetings is an important part of the dialogue between a company and its shareholders and a fundamental aspect of our fiduciary duty to our clients. We actively monitor resolutions proposed for shareholder approval at general meetings and exercise voting rights on behalf of clients.

We recognise that practices vary in different jurisdictions and that the companies in which we invest are subject to different local laws and regulations on governance matters. When reviewing resolutions proposed at general meetings we judge resolutions against fundamental principles of good corporate governance, while taking account of best practice standards pertinent to the relevant market and the Company’s particular circumstances.

In addition, AXA IM will implement specific voting decisions as instructed by clients.

7.4. Share blocking and other voting restrictions:

A number of markets require that shares are blocked from trading for a specified period if shareholders wish to exercise their voting rights at general meetings. The blocking of shares puts additional constraints on our ability to exercise our clients’ voting rights and manage the underlying portfolio in our clients’ best interests. Other markets impose additional costs or administrative requirements which outweigh the potential benefits of voting.

AXA IM will generally not vote in markets where share blocking applies or where administrative requirements or additional costs are burdensome. In such situations, we may vote in exceptional circumstances or on specific demand from our clients.

7.5. Stock Lending:

A number of clients have decided to participate in stock lending programmes. Stock lending aids market liquidity and allow clients to maximise revenues from their holdings. However, the attendant transfer of voting rights along with the lent shares means that additional scrutiny is required to ensure that lent shares are not put to purposes that are detrimental to the long-term interests of the shareowner. Shares will not be lent where the objective of such activities is to vote at general meetings. We will recall shares in advance of general meetings in the following circumstances:

•	where we wish to register our full voting interests, even if the issues are not deemed to be controversial;

•	where we have engaged or are engaging actively with a company;

•

where companies are seeking shareholder approval for transformational transactions such as mergers and acquisitions, face hostile actions including takeover bids, where shareholders have requisitioned general meetings or put items on the agenda which we consider to be detrimental to our interests or where we wish to support such items; or

•	where the issue at stake represents a serious threat to shareholder rights or interests.
7.5. Conflicts of Interest

The Corporate Governance Committee has the sole responsibility for determining the voting decisions of clients who have given AXA IM full discretion to vote on their behalf. Voting decisions are made within the context of the fiduciary duty owed to clients.

Use of an independent fiduciary has been adopted for voting the proxies of our third party clients at the general meetings of AXA SA.

This policy applies to the general meetings of companies held by clients of AXA Investment Managers’ judgemental equity divisions. AXA Rosenberg has a separate voting function through which it exercises its clients’ voting rights - www.axarosenberg.com

This document is for informational purposes only and does not constitute, on AXA Investment Managers Paris part, an offer to buy or sell or a solicitation or investment advice. AXA Investment Managers Paris disclaims any and all liability relating to a decision based on or for reliance on this information.

BLACKROCK®

U.S. Registered Funds

PROXY VOTING POLICY

Procedures Governing Delegation of Proxy Voting to Fund Adviser

July 1, 2011

revised May 9, 2012

I.     INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds other than the iShares Funds1 (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

[1]	The US iShares Funds have adopted a separate Proxy Voting Policy.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II.     PROXY VOTING POLICIES

A.     Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B.     Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C.     Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D.     Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.    Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.    Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.    CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV.    REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

©2012 BlackRock

BOSTON ADVISORS, LLC.

PROXY VOTING POLICIES AND PROCEDURES

I.	INTRODUCTION

Under the investment management contracts between Boston Advisors, LLC. (“BA”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BA assumes responsibility for voting proxies when requested by a client and with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

II.	STATEMENTS OF POLICIES AND PROCEDURES

A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BA has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”). Egan-Jones will track each proxy that BA is authorized to vote on behalf of our clients and will make a recommendation to management of BA as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BA, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations. BA will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.	Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless BA determines that neither BA nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If BA management determines that BA has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan-Jones or, if applicable, the client’s proxy voting policies. BA management also reserves the right to vote a proxy using the following methods:

•	We may obtain instructions from the client on how to vote the proxy.

•

If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.	Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

III.	EGAN-JONES PROXY VOTING PRINCIPLES AND GUIDELINES

Attached as Appendix A is the Proxy Voting Principles and Guidelines of Egan-Jones Proxy Services.

Appendix A

EGAN-JONES PROXY SERVICES

PROXY VOTING

PRINCIPLES AND GUIDELINES

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules

•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•	Directors should be accountable to shareholders, and management should be accountable to directors.

•	Information on the Company supplied to shareholders should be transparent.

•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.	Director independence

It is our view that:

•	A two-thirds majority of the Board should be comprised of independent directors.

•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

•

When the Chairman of the Board also serves as the company’s Chief Executive Officer, the Board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

•	Committees of the Board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

•	No director should serve as a consultant or service provider to the Company.

•	Director compensation should be a combination of cash and stock in the company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

•	should not have been employed by the Company or an affiliate within the previous five years;

•	should not be, and should not be affiliated with, a company that is an adviser or consultant to the Company or affiliate, or to a member of the Company’s senior management;

•	should not be affiliated with a significant customer or supplier of the Company or affiliate;

•	should have no personal services contract with the Company or affiliate, or a member of senior management;

•	should not be affiliated with a not-for-profit organization that receives significant contributions from the Company or affiliate;

•	within the previous five years, should not have had any business relationship with the Company or affiliate which required disclosure in the Company’s Form 10-K;

•	should not be employed by a public company at which an executive officer of the Company serves as a director;

•	should not be a member of the immediate family of any person described above.

B.	Board operating procedures

•	The Board should adopt a written statement of its governance principles, and regularly re-evaluate them.

•

Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•	The independent directors should be provided access to professional advisers of their own choice, independent of management.

•	The Board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

•	Directors should have access to senior management through a designated liaison person.

•	The Board should periodically review its own size, and determine the appropriate size.

C.	Requirements for individual directors

We recommend that:

•	The Board should provide guidelines for directors serving on several Boards addressing competing commitments.

•

The Board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the Board and of committees of the Board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D.	Shareholder rights

•	A simple majority of shareholders should be able to amend the company’s bylaws, call special meetings, or act by written consent.

•	In the election of directors, there should be multiple nominees for each seat on the Board.

•	“Greenmail” should be prohibited.

•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan.

•	Directors should be elected annually.

•	The Board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

•	Shareholders should have effective access to the director nomination process.

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the company, etc.

WITHHOLD votes for nominees who:

are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and the company does not have Audit, Compensation, or Nominating committees attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

ignore a shareholder proposal that is approved by a majority of the shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares implement or renew a “dead-hand” or modified “dead-hand” poison pill sit on more than four boards

Separating Chairman and CEO

Case-by-case basis on shareholder proposals requiring that positions of chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

Case-by-case basis on proposals asking that the Chairman be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability

Case-by-case basis on director and officer indemnification and liability, using Delaware law as the standard.

AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

AGAINST proposals regarding charitable contributions.

Proxy Contests (Contested Elections)

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Case-by-case basis for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR proposals to ratify auditors, unless:

Non-audit fees exceed 50% of total fees.

Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST proposals to classify the board.

FOR proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST proposals that provide that directors may be removed only for cause.

FOR proposals to restore shareholder ability to remove directors with or without cause.

AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

FOR proposals to eliminate cumulative voting.

Calling Special Meetings

AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Acting by Written Consent

AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

FOR proposals to fix the size of the board.

AGAINST proposals that give management the ability to alter size of the board without shareholder approval.

Tender Offer Defenses

“Poison Pills”

FOR shareholder proposals that ask the company to submit its “poison pill” for shareholder ratification.

Case-by-case basis for shareholder proposals to redeem a company’s existing “poison pill.”

Case-by-case basis for management proposals to ratify a “poison pill.”

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

“Greenmail”

FOR proposals to adopt anti-”greenmail” charter or bylaw amendments or otherwise restrict the company’s ability to make “greenmail” payments.

Case-by-case basis for anti-”greenmail” proposals which are bundled with other charter or bylaw amendments.

“Pale Greenmail”

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Placement of Equity with “White Squire”

FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

FOR shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

Case-by case basis for increasing the number of shares of common stock authorized for issuance.

AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.

Preferred Stock

AGAINST proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights.

FOR proposals to create “blank check preferred stock” in cases when the company specifically states that the stock will not be used as a takeover defense.

FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.

Case-by-case basis on proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and company’s returns to shareholders.

“Blank Check Preferred Stock”

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control.

FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Case-by-case basis for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Compensation of Officers and Directors

Case-by-case basis for director and officer compensation plans.

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum limit on Annual Grants or Amend

Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions

Under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

“Golden Parachutes” and “Tin Parachutes”

FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the company’s state of incorporation.

Business Combinations and Corporate Restructurings

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

are interested directors and sit on key board committees (Audit, Nominating or Compensation committees)

are interested directors and the company does not have one or more of the following committees: Audit, Nominating or Compensation.

attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

ignore a shareholder proposal that is approved by a majority of shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years sit on more than 10 fund boards

serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing a Fundamental Restriction to a Non-fundamental Restriction

Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund’s target investments, reasons for change, and projected impact on portfolio.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company’s past performance, and terms of liquidation.

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Hire and Terminate Sub-advisors without

Shareholder Approval

AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Changes to Charter

Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Shareholder Proposals

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

For proposals asking that the Chairman be independent.

Establish Director Ownership Requirement

AGAINST establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

Case-by-case basis for reimbursing proxy solicitation expenses.

FOR reimbursing proxy solicitation expenses in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

Case-by-case basis for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Social Issues

Energy and Environment

AGAINST on proposals that request companies to follow the CERES Principles.

FOR reports that seek additional information, particularly when it appears company has not adequately addressed shareholders’ environmental concerns.

South Africa

AGAINST on proposals related to South Africa.

FOR reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

AGAINST on proposals related to the MacBride Principles.

FOR reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears company has not adequately addressed shareholder concerns.

Military Business

AGAINST on defense issue proposals.

FOR reports that seek additional information on military related operations, particularly when company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

FOR reports on international operating policy issues, particularly when it appears company has not adequately addressed shareholder concerns.

World Debt Crisis

AGAINST on proposals dealing with Third World debt.

FOR reports on Third World debt issues, particularly when it appears company has not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

AGAINST on proposals regarding equal employment opportunities and discrimination.

FOR reports that seek additional information about affirmative action efforts, particularly when it appears company has been unresponsive to shareholder requests.

Animal Rights

AGAINST on proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST on ceasing production of socially questionable products.

FOR reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues

AGAINST on proposals regarding human resources issues.

FOR reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.

GLOBAL PROXY VOTING GUIDELINES

FOR

CALVERT FAMILY OF FUNDS

I.	INTRODUCTION

Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations. A well-governed, sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

Long-Term Value. Responsible, healthy companies focus on long-term value creation that align the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund’s Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and on the Securities and Exchange Commission’s website at www.sec.gov.

II.	CORPORATE GOVERNANCE

A.	Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.

Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company’s success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

•	The Fund advisor will oppose slates of directors without at least a majority of independent directors.

•

The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•	The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•	The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

Board Diversity

•	The Fund advisor will oppose slates of directors that result in a board that does not include gender, racial and diversity of perspective.

•

The Fund advisor may oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

•	The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

•	The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that were approved by the majority of votes cast in the prior year.

•

The Fund advisor will oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.

•	The Fund advisor will oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders.

•	The Fund advisor will oppose directors when the company’s poison pill has a “dead-hand” or “modified dead-hand” feature.

•	The Fund advisor will oppose directors if the board adopts a poorly structured poison pill without shareholder approval.

•	The Fund advisor will oppose directors if the board makes a material adverse change to an existing poison pill without shareholder approval.

•	The Fund advisor will evaluate on a case-by-case basis and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures.

•

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

•	The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

•

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors’ Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

•	The Fund advisor will oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

•	The Fund advisor will oppose excessive awards of stock or stock options to directors.

Director Elections

Contested Election of Directors

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareowners to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Fund advisor will ordinarily oppose supermajority vote requirements.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners – whom directors are supposed to represent – are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

•	The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such, restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners — often a majority of shareowners — to exercise influence over the governance of the corporation. This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

•

The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

•

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed 25 % of all fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•	The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

•	The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

•	The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries companies routinely appoint internal statutory auditors.

•

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

Audit Committee

•

The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•

The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them

Transparency and Disclosure

International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

•	The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

•

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

•

The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.

•	The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

•	The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

B.	Executive and Employee Compensation

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.

There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.

Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Employee Compensation

•

The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies—including salaries, option awards, bonuses, and restricted stock grants—of top management, Board of Directors, and employees.

•

The Fund advisor will ordinarily support proposals requesting that companies disclose links between firm financial performance and annual compensation packages of top management, Board of Directors, and employees.

CEO and Executive Compensation

•

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

•	The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.

•

The Fund advisor will ordinarily oppose proposals seeking shareholder ratification of the company’s executive officers’ compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation.

•

The Fund advisor will ordinarily oppose compensation proposals if the plan lacks a sufficient connection to performance, or lacks adequate disclosure, or contains features that are considered to be problematic or clearly deviate from best market practice without adequate justification.

Compensation Committee

•

The Fund advisor may oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

•

The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

•	The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

•	The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing be submitted for shareholder approval.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

•	The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

•

The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Expensing of Stock Options

Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

Pay Equity

•	The Fund advisor will support proposals requesting that management provide a pay equity report.

Ratio between CEO and Worker Pay

•	The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

Executive Compensation Tie to Non-Financial Performance

•

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements

Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

•

The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

•	The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.

C.	Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

•	The Fund advisor will support proposals that consider non-financial impacts of mergers.

•

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

•

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

•

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

•

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

•

The Fund advisor will review on a case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

•

The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

•

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

•

The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

•	The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

III.	CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

A.	Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

•

The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

•	The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.	Environment

All corporations have an impact on the environment. A company’s environmental policies and performance can have a substantial effect on the firm’s financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

•

The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

•

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

•

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles

The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.

Climate Change Mitigation

Shareholder initiatives on climate change have focused on companies that contribute materially to climate change. Increasingly, corporations in a wide variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective — and often cost-saving — steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using various guidelines. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting renewable energy resources for fossil fuels.

•

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•	The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

•	The Fund advisor will support proposals seeking an assessment of a company’s impact on financed emissions through their operations, lending, and borrowing activities.

Climate Change Adaptation

Shareholder initiatives on climate change may also focus on companies that are particularly at risk from disruptions due to climate change. Companies may face physical risk in operations or in the supply chain, or price shocks or disruptions of key raw materials, or other impacts. Initiatives have included proposals that request companies to disclose these potential risks and detail measures taken to understand and mitigate risks.

•	The Fund advisor will support proposals seeking the preparation of a report on the company’s risks due to climate change.

•	The Fund advisor will support proposals seeking disclosure of the company’s plans to adapt to climate change.

Chemical and Other Global Sustainability Concerns

In the absence of truly effective regulation, it is largely up to companies to manage (and disclose information concerning) the use of harmful chemicals in the products we encounter every day. Shareholder initiatives with companies may focus on other planetary boundaries and global sustainability concerns and risks (not mentioned elsewhere in this section) as defined by the Stockholm Resilience Center. Such initiatives may include information about the company’s impact on atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere; nitrogen and phosphorus use; and chemical pollution and dispersion globally.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to nitrogen and phosphorus use.

•

The Fund advisor will support proposals seeking the preparation of a report on a company’s operations and products impacts on chemical pollution and dispersion globally, including dispersion of chemicals and plastics globally throughout global ecosystems, and other associated risks.

Water

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain and the company’s operations, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems globally, including open ocean, near-shore ocean, coastal, freshwater, and aquifer impacts, including any broad hydrological system impacts.

•

The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to water quality and ocean acidification.

•	The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, Indigenous Peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or Indigenous Peoples have little or no voice in political and economic affairs.

•

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

•	The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

Land-Use Change / Biodiversity Conservation / GMOs

Companies should disclose information regarding company policies, programs and performance indicators related to land-use change such as deforestation and degradation, agriculture, and biodiversity conservation.

•

The Fund advisor will support proposals requesting greater transparency on companies’ biodiversity impacts of supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

•

The Fund advisor will support proposals requesting greater transparency on companies’ land-use changes, including deforestation and degradation and agriculture impacts from their supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

•

The Fund advisor will support proposals requesting greater transparency on companies’ GMOs impacts from their supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

Hydraulic Fracturing

Companies should disclose information regarding company policies, programs and performance indicators related to oil and natural gas development employing well stimulation that utilizes hydraulic fracturing. Moreover, the Shale Gas Production Subcommittee commissioned by U.S. Secretary of Energy supports greater disclosure. The Subcommittee’s November 11, 2011, final report regarding its analysis of the measures “that can be taken to reduce the environmental impact and improve the safety of shale gas production” included the recommendation to “improve public information about shale gas operations1.” As the Subcommittee’s report indicates, much of the conflict that has been associated with shale oil and gas development in the United States can be attributed to a lack of communication and transparency. Therefore, it would be a great disservice to stakeholders that benefit from responsible

[1]	U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011. http://www.shalegas.energy.gov/resources/111811_final_report.pdf.

development of natural gas employing hydraulic fracturing if the progress of that development was impeded by insufficient disclosure of the policies, programs and performance metrics that govern and indicate the responsible management of oil and natural gas.

•	The Fund advisor will support proposals requesting greater transparency on the practice of hydraulic fracturing and associated risks.

C.	Workplace Issues

Labor Relations

Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

•	The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

•	The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

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The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)

Women and minorities are still significantly underrepresented in the ranks of senior corporate management and other high-income positions, and overrepresented in the more poorly paid categories, including office and clerical workers and service workers. This lack of diversity at all levels of the corporate enterprise can stifle the free expression of diverse perspectives and insights, reducing the level dynamism, adaptability to change, and ultimately competitive advantage. Furthermore, women and people of color have long been subject to discrimination in the workplace, thus depriving the company of the full benefit of their potential contributions.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

•

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of “glass ceilings” for women and minority employees.

•

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•

The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•	The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

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The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.	International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations were not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records have come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the UN Voluntary Principles on Human Rights and Security, UN Guiding Principles on Business and Human Rights and the International Labor Organization’s core labor standards. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•

The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

•	The Fund advisor will ordinarily support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

•	The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

•	The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

•	The Fund advisor will ordinarily support proposals requesting a report discussing the company’s efforts to eliminate conflict minerals from supply chains.

Internet Surveillance/Censorship and Data Security

Information technology sector companies often do business in countries with potentially repressive regimes, raising concerns that companies may be abetting repression and censorship of the Internet. For instance, governments may use an information, communications and technology (ICT) company’s technologies to track, monitor, identify, and suppress political dissent. Thus, companies’ interactions with governments could violate the Global Network Initiative’s Principles on Freedom of Expression and Privacy, the ICT sector’s predominating standards for protecting consumers’ rights in these areas.

•

The Fund advisor will support proposals asking companies to adopt and/or disclose Internet privacy and censorship policies and procedures relating to privacy, freedom of speech, Internet censorship, government monitoring of the Internet, and government requests for customer data.

Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Fund advisor will support proposals asking companies to avoid the unauthorized or improper use of images of racial, ethnic, or indigenous groups in the promotion of their products.

International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in production zones characterized by low taxation, low wages, and inadequate regulation. Companies often operate in these regions under U.S. government-sponsored programs to promote international trade and economic development. In addition, companies often aim to take advantage of limited regulatory frameworks that result in lower labor costs and fewer environmental and other regulations. These types of operations have caused harmful social and environmental impacts, including severe violation of labor standards and outsized carbon emissions. Calvert encourages companies to disclose supplier location information, including, at a minimum, country-level operations and, optimally, suppliers’ specific identities and locations.

•

The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations in locations characterized by low taxation, low labor costs, and inadequate regulation.

•

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

•

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.	Indigenous Peoples’ Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of Indigenous Peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them. Such companies also need to follow the UN Declaration on the Rights of Indigenous Peoples, which sets out the individual and collective rights of Indigenous Peoples, as well as their rights to culture, identity, language, employment, health, education and other issues

•

The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

•

The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

•	The Fund advisor will ordinarily support proposals requesting that companies support and follow the UN Declaration on the Rights of Indigenous Peoples and/or create a policy or program to do so.

F.	Product Safety and Impact

Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•

The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

•	The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

Toxic Chemicals

Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals. Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals. In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products. These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company. In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals. Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose product ingredients.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

•	The Fund advisor will examine and vote on a case-by-case basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.

Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies that engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Fund advisor will ordinarily support proposals seeking information on a company’s animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

•	The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

•

The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

•	The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

G.	Weapons Contracting

Weapons/Military Products

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•	The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H.	Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Predatory lending involves charging excessive fees to subprime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•	The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

•	The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

I.	Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•

The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

•

The Fund advisor will ordinarily support resolutions requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

•

The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J.	Other Issues

All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific sustainable and socially responsible criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.

IV.	CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the Guidelines detailed in Sections II and III, above.

Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000

Revised September 2002

Revised June 2003

Revised August 2004

Approved December 2004

Revised January 2008

Approved March 2008

Revised January 2009

Approved March 2009

Revised July 2009

Revised October 2009 Revised November 2009 Approved December 2009 Revised June 2010 Approved September 2010 Revised August 2011 Approved September 2011 Revised July 2014 Approved September 2014

CAPITAL GUARDIAN TRUST COMPANY

Proxy Voting Policy and Procedures

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Private Client Services (“PCS”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates on the proxy voting team in CGTC’s Portfolio Control department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting team reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, investment specialists, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•

Corporate governance.    CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•

Capital structure.    CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•

Stock-related remuneration plans.    CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.

Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.

Effective Date

This policy is effective as of 21 November 2011.

CLEARBRIDGE INVESTMENTS1

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF JANUARY 7, 2013

[1]	This policy pertains to ClearBridge Investments, LLC and ClearBridge, LLC (collectively, “ClearBridge Investments” or “ClearBridge”).

CLEARBRIDGE INVESTEMENTS

PROXY VOTING POLICIES AND PROCEDURES

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•

is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.	We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision — poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

14.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals On Executive Compensation

a.	For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week)

with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

DIAMOND HILL CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Act”), make it a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter “we” or “us” or “our”) has adopted the following Proxy Voting Policy, Procedures and Guidelines (the “Proxy Policy”) with regard to companies in our clients’ investment portfolios.

Key Objective

The key objective of our Proxy Policy is to maximize the value of the securities held in our clients’ portfolios. These policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, we also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company’s performance and to make informed decisions about the purchase and sale of the company’s securities.

Decision Methods

Clients may retain the right to vote on shareholder proposals concerning stocks that we have bought on the client’s behalf. This is a perfectly reasonable request and we will not be offended if a client chooses to vote the shares. In addition, we will not vote the proxy for shares held in a client’s account where we do not have investment authority over the shares. The client can instruct the custodian to forward proxy materials from these issuers directly to the client for voting. Where clients have voting authority we encourage them to exercise their right by conscientiously voting all the shares owned.

Our recommendation, however, is that clients delegate the responsibility of voting on shareholder matters to us. Many clients recognize that good corporate governance and good investment decisions are complementary. Often, the investment manager is uniquely positioned to judge what is in the client’s best economic interest regarding shareholder proposals. Additionally, we can vote in accordance with a client’s wishes on any individual issue or shareholder proposal. Personally, we might believe that implementation of this proposal will diminish shareholder value, but the vote will be made in the manner the client directs. We believe clients are entitled to a statement of our principles and an articulation of our process when we make investment decisions and similarly, we believe clients are entitled to an explanation of our voting principles, as both ultimately affect clients economically.

We have developed the guidelines outlined below to guide our proxy voting. In addition, we generally believe that the investment professionals involved in the selection of securities are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, the portfolio management team whose strategy owns the shares has the authority to override the guidelines. Also, where the guidelines indicate that an issue will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, the portfolio management team whose strategy owns the shares has final authority to direct the vote. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company then vote in keeping with our primary objective of maximizing shareholder value over the long term.

Voting to maximize shareholder value over the long term may lead to an unusual circumstance of votes on the same issue held by different clients may not be the same. For instance, the Small Cap Fund may own a company that is the subject of a takeover bid by a company owned in the Large Cap Fund. Analysis of the bid may show that the bid is in the best interest of the Large Cap Fund but not in the best interest of the Small Cap Fund; therefore the Large Cap Fund may vote for the merger whereas the Small Cap Fund may vote against it.

In addition, when securities are out on loan, our clients collectively hold a significant portion of the company’s outstanding securities, and we learn of a pending proxy vote enough in advance of the record date, we will perform a cost/benefit analysis to determine if there is a compelling reason to recall the securities from loan to enable us to vote.

Conflicts Of Interest

Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with this Proxy Policy.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. For example, we might manage money for a plan sponsor and that company’s securities may be held in client investment portfolios. The potential for conflict of interest is imminent since we now would have a vested interest to acquiesce to company management’s recommendations, which may not be in the best interests of clients. Another possible scenario could arise if we held a strong belief in a social cause and felt obligated to vote in this manner, which may not be best for clients. In cases of conflicts of interest that impede our ability to vote, we will refrain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent trustees or directors if we are the investment adviser or to the investment adviser if we are the sub-adviser.

Recordkeeping

We will maintain records documenting how proxies were voted. In addition, when we vote contrary to the Proxy Policy or for votes that the Proxy Policy indicates will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, we will document the rationale for our vote. We will maintain this documentation in accordance with the requirements of the Act and we will provide this information to a client who held the security in question upon the client’s request.

Proxy Voting Principles

1)	We recognize that the right to vote a proxy has economic value. All else being equal, a share with voting rights is worth more than a share of the same company without voting rights. (Sometimes, investors may observe a company with both a voting class and a non-voting class in which the non-voting class sells at a higher price than the voting, the exact opposite of the expected result described above; typically, this can be attributed to the voting class being relatively illiquid.) Thus, when you buy a share of voting stock, part of the purchase price is for the right to vote in matters concerning your company. If you do not exercise that right, you paid more for that stock than you should have.

2)	We recognize that we incur additional fiduciary responsibility by assuming this proxy voting right. In general, acting as a fiduciary when dealing with the assets of others means being held to a higher than ordinary standard in each of the following aspects:

Loyalty — We will act only in the best interest of the client. Furthermore, the duty of loyalty extends to the avoidance of conflicts of interest and self-dealing.

Care — We will carefully analyze the issues at hand and bring all the skills, knowledge, and insights a professional in the field is expected to have in order to cast an informed vote.

Prudence — We will make the preservation of assets and the earning of a reasonable return on those assets primary and secondary objectives as a fiduciary.

Impartiality — We will treat all clients fairly.

Discretion — We will keep client information confidential. Information concerning client-specific requests is strictly between the client and us.

3)	We believe that a corporation exists to maximize the value for shareholders. Absent a specific client directive, we will always vote in the manner (to the extent that it can be determined) that we believe will maximize the share price, and thus shareholder value, in the long-term.

4)	We believe conscientious proxy voting can result in better investment performance. The presence of an owner-oriented management is a major consideration in many of our investment decisions. As a result, we typically would not expect to find ourselves at odds with management recommendations on major issues. Furthermore, we do not anticipate entering a position intending to be shareholder activists. Yet, cases will arise in which we feel the current management or management’s current strategy is unlikely to result in the maximization of shareholder value. So why would we own the stock? One reason might be that the stock price is at such a significant discount to intrinsic value that the share price need not be “maximized” for us to realize an attractive return. Another reason may be that we believe management will soon face reality and alter company strategy when it becomes apparent that a new strategy is more appropriate. Additionally, we may disagree with management on a specific issue while still holding admiration for a company, its management, or its corporate governance in general. We do not subscribe to the “If you don’t like management or its strategy, sell the stock” philosophy in many instances.

5)	We believe there is relevant and material investment information contained in the proxy statement. Close attention to this document may reveal insights into management motives, aid in developing quantifiable or objective measures of how a company has managed its resources over a period of time, and, perhaps most importantly, speak volumes about a “corporate culture”.

Proxy Voting Guidelines

Each proposal put to a shareholder vote is different. As a result, each must be considered individually, however, there are several issues that recur frequently in U.S. public companies. Below are brief descriptions of various issues and our position on each. Please note that this list is not meant to be all-inclusive. In the absence of exceptional circumstances, we generally will vote in this manner on such proposals.

I.	Corporate Governance Provisions

A.	Board of Directors

The election of the Board of Directors (the “Board”) is frequently viewed as a “routine item”. Yet, in many ways the election of the Board is the most important issue that comes before shareholders. Inherent conflicts of interest can exist between shareholders (the owners of the company) and management (who run the company). At many companies, plans have been implemented attempting to better align the interests of shareholders and management, including stock ownership requirements and additional compensation systems based on stock performance. Yet, seldom do these perfectly align shareholder and management interests. An independent Board serves the role of oversight on behalf of shareholders. For this reason, we strongly prefer that the majority of the Board be comprised of independent (also referred to as outside or non-affiliated) directors. Furthermore, we also strongly prefer that key committees be comprised entirely of outside directors.

1. Cumulative Voting

Cumulative voting allows the shareholders to distribute the total number of votes they have in any manner they wish when electing directors. In some cases, this may allow a small number of shareholders to elect a minority representative to the corporate board, thus ensuring representation for all sizes of shareholders. Cumulative voting may also allow a dissident shareholder to obtain representation on the Board in a proxy contest. To illustrate the difference between cumulative voting and straight voting, consider the John Smith Corporation. There are 100 total shares outstanding; Jones owns 51 and Wilson owns 49. Three directors are to be elected. Under the straight voting method, each shareholder is entitled to one vote per share and each vacant director’s position is voted on separately. Thus, Jones could elect all the directors since he would vote his 51 shares for his choice on each separately elected director. Under the cumulative voting method, each shareholder has a total number of votes equal to the number of shares owned times the number of directors to be elected. Thus, Jones has 153 votes (51 X 3 = 153) and Wilson has 147 votes (49 X 3). The election of all directors then takes place simultaneously, with the top three vote recipients being elected. Shareholders may group all their votes for one candidate. Thus, Wilson could vote all 147 of his votes for one candidate. This will ensure that Wilson is able to elect at least one director to the board since his candidate is guaranteed to be one of the top three vote recipients.

Since cumulative voting subjects management to the disciplinary effects of outside shareholder involvement, it should encourage management to maximize shareholder value and promote management accountability. Thus, we will vote FOR proposals seeking to permit cumulative voting.

2. Majority vs Plurality Voting

In evaluating majority voting vs. plurality voting we will vote on a case-by-case basis. A majority vote requires a candidate to receive support from a majority of votes cast to be elected. Plurality voting, on the other hand, provides that the winning candidate only garner more votes than a competing candidate. If a director runs unopposed under a plurality voting standard, he or she needs only one vote to be elected, so an “against” vote is meaningless. We feel that directors should be elected to the board by a majority vote simply because it gives us a greater ability to elect board candidates that represent our clients’ best interest. However, in the case where a company adopts a provision in which a board candidate receives more AGAINST votes than FOR votes is required to tender his or her resignation, there is less reason to vote in favor of a majority vote standard.

3. Election of Directors (Absenteeism)

Customarily, schedules for regular board and committee meetings are made well in advance. A person accepting a nomination for a directorship should be prepared to attend meetings. A pattern of high absenteeism (less than 75% attendance) raises sufficient doubt about that director’s ability to effectively represent shareholder interests and contribute experience and guidance to the company. While valid excuses for absences (such as illness) are possible, these are not the norm. Schedule conflicts are not an acceptable reason for absenteeism since it suggests a lack of commitment or an inability to devote sufficient time to make a noteworthy contribution. Thus, we will WITHHOLD our vote for (or vote AGAINST, if that option is provided) any director with a pattern of high absenteeism.

4. Classified Boards

A classified Board separates directors into more than one class, with only a portion of the full Board standing for election each year. For example, if the John Smith Corporation has nine directors on its Board and divides them into three classes, each member will be elected for a term of three years with elections staggered so that only one of the three classes stands for election in a given year. A non-classified Board requires all directors to stand for election every year and serve a one-year term.

Proponents of classified Boards argue that by staggering the election of directors, a certain level of continuity and stability is maintained. However, a classified Board makes it more difficult for shareholders to change control of the Board. A classified Board can delay a takeover advantageous to shareholders yet opposed by management or prevent bidders from approaching a target company if the acquirer fears having to wait more than one year before gaining majority control.

We will vote FOR proposals seeking to declassify the Board and AGAINST proposals to classify the Board.

5. Inside versus Independent (or Non-Affiliated) Directors

We will vote FOR shareholder proposals asking that Boards be comprised of a majority of independent directors.

We will vote FOR shareholder proposals seeking Board nominating committees be comprised exclusively of independent directors.

We will WITHHOLD votes for (or vote AGAINST, if that option is provided) directors who may have an inherent conflict of interest, such as due to receipt of consulting fees from a corporation (affiliated outsiders) if the fees are significant or represent a significant percent of the director’s income.

B.	Confidential Voting

In a system of confidential voting, individual shareholder’s votes are kept confidential. Management and shareholders are only told the vote total. This eliminates the pressure placed on investors to vote with management, especially in cases when a shareholder would desire a business relationship with management. We will vote FOR proposals seeking confidential voting.

C.	Supermajority Votes

Most state corporation laws require that mergers, acquisitions, and amendments to the corporate bylaws or charter be approved by a simple majority of the outstanding shares. A company may, however, set a higher requirement for certain corporate actions. We believe a simple majority should be enough to approve mergers and other business combinations, amend corporate governance provisions, and enforce other issues relevant to all shareholders. Requiring a supermajority vote entrenches management and weakens the governance ability of shareholders. We will vote AGAINST management proposals to require a supermajority vote to enact these changes. In addition, we will vote FOR shareholder proposals seeking to lower supermajority vote requirements.

D.	Shareholder Rights Plans (Poison Pills)

Shareholder rights plans are corporate-sponsored financial devices designed with provisions that, when triggered by a hostile takeover bid, generally result in either: (1) dilution of the acquirer’s equity holdings in the target company; (2) dilution of the acquirer’s voting rights in the target company; or (3) dilution of the acquirer’s equity interest in the post-merger company. This is typically accomplished by distributing share rights to existing shareholders that allow the purchase of stock at a fixed price should a takeover attempt occur.

Proponents of shareholder rights plans argue that they benefit shareholders by forcing potential acquirers to negotiate with the target company’s Board, thus protecting shareholders from unfair coercive offers and often leading to higher premiums in the event of a purchase. Obviously, this argument relies on the assumption of director independence and integrity. Opponents claim that these plans merely lead to the entrenchment of management and discourage legitimate tender offers by making them prohibitively expensive.

We will evaluate these proposals on a case-by-case basis. However, we generally will vote AGAINST proposals seeking to ratify a poison pill in which the expiration of the plan (sunset provision) is unusually long, the plan does not allow for the poison pill to be rescinded in the face of a bona fide offer, or the existing management has a history of not allowing shareholders to consider legitimate offers. Similarly, we generally will vote FOR the rescission of a poison pill where these conditions exist.

We will vote FOR proposals requiring shareholder rights plans be submitted to shareholder vote.

II.	Compensation Plans

Management is an immensely important factor in the performance of a corporation. Management can either create or destroy shareholder value depending on the success it has both operating the business and allocating capital. Well-designed compensation plans can prove essential in setting the right incentives to enhance the probability that both operations and capital allocation are conducted in a rational manner. Ill-designed compensation plans work to the detriment of shareholders in several ways. For instance, there may be outsized compensation for mediocre (or worse) performance, directly reducing the resources available to the company, or misguided incentives could cloud business judgment. Given the variations in compensation plans, most of these proposals must be considered on a case-by-case basis.

A.	Non-Employee Directors

As directors take a more active role in corporate governance, compensation is becoming more performance-based. In general, stock-based compensation will better tie the interests of directors and shareholders than cash-based compensation. The goal is to have directors own enough stock (directly or in the form of a stock derivative) that when faced with a situation in which the interests of shareholders and management differ, rational directors will have incentive to act on behalf of shareholders. However, if the stock compensation or ownership is excessive (especially if management is viewed as the source for this largesse), the plan may not be beneficial.

We will vote FOR proposals to eliminate retirement plans and AGAINST proposals to maintain or expand retirement packages for non-employee directors.

We will vote FOR proposals requiring compensation of non-employee directors to be paid at least half in company stock.

B.	Incentive Compensation subject to Section 162(m)

The Omnibus Budget and Reconciliation Act of 1993 prohibits the deductibility of executive compensation of more than $1 million. The intention was to slow the rise in executive compensation (whether the rise could be economically justified or was “bad” per se is a separate question) and to tie more of the future compensation to performance. However, the law provided exemptions to this $1 million limit in certain circumstances. Included in this exemption was compensation above $1 million that was paid on account of the attainment of one or more performance goals. The IRS required the goals to be established by a compensation committee comprised solely of two or more outside directors. Also, the material terms of the compensation and performance goals must be disclosed to shareholders and approved. The compensation committee must certify that the goals have been attained before any payment is made.

The issue at hand is the qualification for a tax deduction, not whether the executive deserves more than $1 million per year in compensation.

We will vote FOR any such plan submitted for shareholder approval. Voting against an incentive bonus plan is fruitless if the practical result will be to deny the company, and ultimately its shareholders, the potential tax deduction.

C.	Stock Incentive Plans

Stock compensation programs can reward the creation of shareholder value through high payout sensitivity to increases in shareholder value. Of all the recurring issues presented for shareholder approval, these plans typically require the most thorough examination for several reasons. First, their economic significance is large. Second, the prevalence of these plans has grown and is likely to persist in the future. Third, there are many variations in these plans. As a result, we must consider any such plan on a case-by-case basis. However, some general comments are in order.

We recognize that options, stock appreciation rights, and other equity-based grants (whether the grants are made to directors, executive management, employees, or other parties) are a form of compensation. As such, there is a cost to their issuance and the issue boils down to a cost-benefit analysis. If the costs are excessive, then the benefit will be overwhelmed. Factors that are considered in determining whether the costs are too great (in other words, that shareholders are overpaying for the services of management and employees) include: the number of shares involved, the exercise price, the award term, the vesting parameters, and any performance criteria. Additionally, objective measures of company performance (which do not include short-term share price performance) will be factored into what we consider an acceptable amount of dilution. We will also consider past grants in our analysis, as well as the level of the executives’ or directors’ cash compensation.

We will look particularly closely at companies that have repriced options. Repricing stock options may reward poor performance and lessen the incentive such options are supposed to provide. In cases where there is a history of repricing stock options, we will vote AGAINST any plan not expressly prohibiting the future practice of option repricing.

D.	Say-on-Pay

The Securities and Exchange Commission adopted rules on Jan. 25, 2011 which implement requirements in Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which amends the Securities Exchange Act of 1934. The rules concern three separate non-binding shareholder votes on executive compensation:

(1)	Say-on-Pay Votes. The new rule requires public companies subject to the proxy rules to provide their shareholders with an advisory vote on the compensation of the most highly compensated executives. Say-on-pay votes must be held at least once every three years. As stated above, support for or against executive compensation will be determined on a case-by-case basis.

(2)	Frequency Votes. These companies also are required to provide their shareholders with an advisory vote on how often they would like to be presented with the say-on-pay votes – every year, every second year, or every third year. In voting on the frequency of the say-on-pay, we believe that a TRIENNIAL vote is appropriate due to the fact that say-on-pay is a non-binding advisory vote and more frequent votes could reduce the Board’s strategic focus on the business. A three-year time horizon allows the Board to make well-informed decisions regarding executive compensation, evaluate the effectiveness of executive compensation, and increase time spent focusing on long-term shareholder value creation.

(3)	Golden Parachute Disclosures and Votes. These companies are also required to disclose compensation arrangements and understandings with highly compensated executive officers in connection with an acquisition or merger. In certain circumstances, these companies also are required to conduct a shareholder vote to approve the golden parachute compensation arrangements. We have a bias against golden parachutes, but since each merger or acquisition presents unique facts and circumstances, we will determine our votes on golden parachutes on a case-by case basis.

III.	Capital Structure, Classes of Stock, and Recapitalizations

A.	Common Stock Authorization

Corporations increase the supply of common stock for a variety of ordinary business reasons including: to raise new capital to invest in a project; to make an acquisition for stock; to fund a stock compensation program; or to implement a stock split or stock dividend. When proposing an increase in share authorization, corporations typically request an amount that provides a cushion for unexpected financing needs or opportunities. However, unusually large share authorizations create the potential for abuse. An example would be the targeted placement of a large number of common shares to a friendly party in order to deter a legitimate tender offer. Thus, we generally prefer that companies present for shareholder approval all requests for share authorizations that extend beyond what is currently needed, and indicate the specific purpose for which the shares are intended. Generally, we will vote AGAINST any proposal seeking to increase the total number of authorized shares to more than 120% of the current outstanding and reserved but unissued shares, unless there is a specific purpose for the shares with which we agree.

For example, suppose a company has a total share authorization of 100 million. Of the 100 million, 85 million are issued and outstanding and an additional 5 million are reserved but unissued. We would vote against any proposal seeking to increase the share authorization by more than 8 million shares (Total allowable authorization: 1.2 X 90 =108 million; Current authorization: 100 million).

B.	Unequal Voting Rights (Dual Class Exchange Offers/ Dual Class Recapitalizations)

Proposals to issue a class of stock with inferior or even no voting rights are sometimes made. Frequently, this class is given a preferential dividend to coax holders to cede voting power. In general, we will vote AGAINST proposals to authorize or issue voting shares without full voting rights on the grounds that it could entrench management.

IV.	Social and Environmental Issues

Shareholder proposals relating to a company’s activities, policies, or programs concerning a particular social or environmental issue have become prevalent at annual meetings. In some cases, an attempt is made to relate a recommendation for the company’s policies and activity to its financial health. In other cases, the proposal seems tangentially related at best. These issues are often difficult to analyze in terms of their effect on shareholder value. As a result, these proposals must be considered on a case-by-case basis. In cases where we do not believe we can determine the effect, we will ABSTAIN. We will vote FOR any proposal that seeks to have a corporation change its activities or policy and we believe the failure to do so will result in economic harm to the company. Similarly, we will vote AGAINST any policy that requests a change we believe will result in economic harm.

We will vote FOR proposals seeking information that is relatively inexpensive to produce and provide, is not publicly available, and does not reveal sensitive company information that could be harmful if acquired by competitors. If these factors are present, then the issue reduces to freedom of information.

In practice, however, this is seldom the case. Frequently, shareholder proposals call for a company to conduct an exhaustive study of some issue that is only tangentially related to the company’s business interests. Further, the nature of the study proposed often deals with subjective issues in which no conclusive resolution will likely result from the study. We will vote AGAINST such proposals.

V.	Voting Foreign Securities

Voting proxies of foreign issuers can be much different than voting proxies of U.S.-domiciled companies. It can be more expensive (for instance, we could need to hire a translator for the proxy materials or, in some cases votes can only be cast in person so there would be travel costs to attend the meeting) and in some jurisdictions the shares to be voted must be sequestered and cannot be sold until the votes are cast or even until the meeting has been held. In addition, the SEC has acknowledged that in some cases it can be in an investor’s best interests not to vote a proxy, for instance, when the costs of voting outweigh the potential benefits of voting. Therefore, proxy voting for foreign issuers will be evaluated and voted, or not voted, on a case-by-case basis.

Adopted: June 2003

Amended: August 2011

DOUBLELINE FUNDS TRUST

DOUBLELINE EQUITY FUNDS

DOUBLELINE CAPITAL LP

DOUBLELINE EQUITY LP

DOUBLELINE PRIVATE FUNDS

DOUBLELINE OPPORTUNISTIC CREDIT FUND

DOUBLELINE INCOME SOLUTIONS FUND

PROXY VOTING, CORPORATE ACTIONS AND CLASS ACTIONS

AUGUST 2014

I.	BACKGROUND

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

II.	ISSUE

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.	POLICY – PROXIES AND CORPORATE ACTIONS; ROLE OF THIRD-PARTY PROXY AGENT

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client. The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s, executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.	PROOFS OF CLAIM

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s Administrator to file such proofs-of-claim when appropriate.

V.	CLASS ACTIONS POLICY

In the event that Client securities become the subject of a Class Action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the Class Action is in the Client’s best interest, DoubleLine will recommend that the Client or its Custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a Class Action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the Class Action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the Class Action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.	PROCEDURES FOR LENT SECURITIES AND ISSUERS IN SHARE-BLOCKING COUNTRIES

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security. When such situations relate to the Funds or the

Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.	PROXY VOTING COMMITTEE; OVERSIGHT

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his designee), meets on an as needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal. The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII.	PROCEDURES FOR MATERIAL CONFLICTS OF INTEREST

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a DoubleLine Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds. In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such

Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.	PROCEDURES FOR PROXY SOLICITATION

In the event that any Employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the Employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.	ADDITIONAL PROCEDURES FOR THE FUNDS

A.	Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B.	Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their statements of additional information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The DoubleLine Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.	RECORDKEEPING

A.	DoubleLine must maintain the documentation described in this policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any Employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision.

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.	DISCLOSURE

The CCO or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to DoubleLine Capital LP, DoubleLine Equity LP, DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Private Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

Capital Structure

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For spinning off certain company operations or divisions

•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Trustees

•	For limiting the liability of trustees

•	For setting the board size

•	For allowing the trustees to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•

For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•

For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Case-by-case on assuming stock incentive plans

•

For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•

For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•

For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•

For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring a majority vote to elect trustees

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

•	Against asking the board to include more women and minorities as trustees.

•	Against seeking to increase board independence

•	Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by trustees

•	Against providing for union or employee representatives on the board of trustees

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•	Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

•	For adopting cumulative voting

•	Against requiring trustees to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two trustee candidates for each open board seat

•	Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against advisory vote on compensation

•	Against restricting executive compensation

•	For enhance the disclosure of executive compensation

•	Against restricting trustee compensation

•	Against capping executive pay

•	Against calling for trustees to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of trustee retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For creating a compensation committee

•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013 Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

OF THE DREYFUS FAMILY OF FUNDS

Dreyfus, through its participation in BNY Mellon’s Proxy Policy Committee (the “PPC”) applies BNY Mellon’s Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of a fund.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes an adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC’s written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC’s policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues. Responsiveness is measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions. With respect to a fund having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds during the most recent 12-month period ended June 30th is available on Dreyfus’s website, by the following August 31st, at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on a fund’s Form N-PX.

EARNEST Partners, LLC

Proxy Voting

Proxy Policies

As a general rule, EARNEST Partners (the “Adviser”) will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:

•	The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•	The Adviser will not announce its voting intentions or the reasons for a particular vote.

•	The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•	The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•

All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.

Proxy Procedures

The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing the Adviser at:

EARNEST Partners

1180 Peachtree Street NE, Suite 2300

Atlanta, GA 30309

invest@earnestpartners.com

404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

FRANKLIN ADVISERS, INC.

FRANKLIN MUTUAL ADVISERS, LLC

TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, and Templeton Investment Counsel, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

*	Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, Investment Manager has a supplemental subscription to Egan Jones Proxy Services (“Egan Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of Investment Manager’s ultimate decision. Rather, Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;[2]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer;[4]

5.	An Access Person[5] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

[1]	For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”
[2]	The top 50 vendors will be considered to present a potential conflict of interest.
[3]	The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
[4]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
[5]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company

[6]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes Investment Manager’s approach to consideration of environmental, social and governance issues within Investment Manager’s processes and ownership practices.

In Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such investment company voting records with the SEC.

As of January 5, 2015

FRANKLIN ADVISORY SERVICES, LLC

PROXY VOTING POLICIES & PROCEDURES An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisory Services, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the

*	Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, Investment Manager has a supplemental subscription to Egan Jones Proxy Services (“Egan Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of Investment Manager’s ultimate decision. Rather, Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;[2]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer; [4]

5.	An Access Person[5] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

[1]	For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”
[2]	The top 50 vendors will be considered to present a potential conflict of interest.
[3]	The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
[4]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
[5]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
[6]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes Investment Manager’s approach to consideration of environmental, social and governance issues within Investment Manager’s processes and ownership practices.

In Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.

The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such investment company voting records with the SEC.

As of January 5, 2015

GAMCO INVESTORS, INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	CLIENT RETENTION OF VOTING RIGHTS

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	PROXIES OF CERTAIN NON-U.S. ISSUERS

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V. VOTING RECORDS

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	VOTING PROCEDURES

1.	Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.	Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.	VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.	If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.	In the case of a proxy contest, records are maintained for each opposing entity.

7.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)	The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK INCENTIVE PLANS

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“SAY-ON-PAY” / “SAY-WHEN-ON-PAY” / “SAY-ON-GOLDEN-PARACHUTES”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

HORIZON

ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	INTRODUCTION AND OVERVIEW

Horizon Kinetics LLC (“HK”), on behalf of Horizon Asset Management LLC (“Horizon”), Kinetics Asset Management LLC (“Kinetics”) and Kinetics Advisers, LLC (“KA”) (collectively, Horizon, Kinetics and KA referred to as the “Advisers”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. Kinetics is the investment adviser to retail and institutional separate accounts, a private fund, and a registered investment company, Kinetics Mutual Funds, Inc., which invests all of its investable assets in a corresponding portfolio series of the Kinetics Portfolio Trust. Kinetics is also sub-adviser to certain UCITs products. Horizon manages retail and institutional separate accounts, several private funds, and acts as sub-adviser to registered investment companies. KA is the investment adviser to various other private funds (collectively the investment products managed by the Advisers, referred to herein as the “Clients”).

Pursuant to these Policies and Procedures, the Advisers shall vote proxies (a) on behalf of Kinetics Portfolios Trust and (b) on behalf of their other Clients, for whom the Advisers have been given and agreed to accept voting authority. The fundamental guideline followed by the Advisers in voting proxies is to ensure that the manner in which shares are voted is in the best interests of their Clients and the values of the investments.

II.	ADMINISTRATION

Proxy Voting Administration Through the Institutional Shareholder Services System:     The Advisers have delegated responsibility for the administration of proxy voting to Institutional Shareholder Services Inc. (“ISS”), a Delaware corporation.

Responsibilities of ISS:

a.	process all proxies received in connection with underlying portfolio securities held by the Adviser’s Clients;

b.	apply ISS’ proxy voting procedures (hereinafter, the “ISS Proxy Voting Guidelines”), which the Advisers have reviewed, analyzed, and determined to be consistent with the views of the Advisers on the various types of proxy proposals[1]; and

c.	maintain appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of ISS.

Responsibilities of the Advisers:

The Advisers’ Policies and Procedures incorporate the ISS Proxy Voting Guidelines, to the extent appropriate. A copy of the current ISS Proxy Voting Guidelines Summary is attached hereto at Appendix A and is incorporated herein by reference.

The Advisers, as appropriate, authorize and instruct each Client’s custodian to forward all proxy statements and ballots directly to ISS, who votes the proxies. The Advisers review and update ISS’ Client list on a periodic basis.

[1]	In cases where ISS cannot provide a recommendation, they will notify the Advisers, or otherwise will vote “No.”

When the ISS Proxy Voting Guidelines do not cover a specific proxy issue, and ISS does not provide a recommendation, ISS notifies the Advisers’ Proxy Administrator and the Legal and Compliance Department. The Proxy Administrator will review the proxy with the Chief Compliance Officer (“CCO”), General Counsel (“GS”) or Chief Investment Strategist (“CIS”), or their delegate(s), to determine whether the Advisers should vote the proxy. In determining whether to vote a particular proxy, the Advisers will consider a variety of factors, including, but not limited to, the costs associated with voting, whether the proxy is in a foreign market and the feasibility of registering in that market, and the potential benefit derived from the vote. If the Advisers determine to vote the proxy, the Proxy Administrator will instruct ISS accordingly

In evaluating how to vote a proxy, the CCO, GC, CIS, or their delegate(s) may consider a variety of factors, including, but not limited to, information from various sources, including management of a company presenting a proposal, shareholder groups, and independent proxy research services. The CCO, GC, CIS, or their delegate(s) will use his or her best judgment in voting proxies on behalf of Clients.

Proxy Administrator.    The Advisers designate the General Counsel, or his designee(s) as its Proxy Administrator (“Proxy Administrator”). In addition to the duties described above, the Proxy Administrator also reviews questions and responds to inquiries from Clients and mutual fund shareholders pertaining to proxy issues and corporate responsibility.

Monitoring the ISS Proxy Voting Guidelines.    Periodically, on request, the Advisers will require ISS to provide a report and/or representation that all proxies voted by ISS on behalf of the Advisers’ Clients during the applicable period were voted in accordance with the ISS Proxy Voting Guidelines.

The CCO, GC or CIS of the Advisers and the Proxy Administrator shall review the ISS Proxy Voting Guidelines on a yearly basis to determine whether these guidelines continue to be consistent with the Advisers’ views on the various types of proposals covered by the ISS Proxy Voting Guidelines. The CCO, GC or CIS will also review any material changes made by ISS to the ISS Proxy Voting Guidelines.

When reviewing the ISS Proxy Voting Guidelines, the Advisers will consider, among other things, whether the Guidelines are designed to vote proxies in a manner consistent with the goal of voting in the best interest of its Clients. The Advisers also shall review the Advisers’ Proxy Policies and Procedures and the ISS Proxy Voting Guidelines to make certain that both comply with any new rules promulgated by, or interpretations issued by, the SEC or other relevant regulatory policies.

Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which the Advisers believe are in the best interests of their clients. The adherence to pre-determined proxy voting guidelines by the Advisers and ISS helps reduce conflicts of interests and helps ensure that proxy votes are cast in accordance with the best interests of the Advisers’ Clients.

Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of the Advisers, the proxy will be voted strictly in conformity with the recommendation of ISS.

To the extent ISS has a conflict of interest as it relates to the recommendation of a proxy proposal, the Advisers have established measures reasonably designed to identify and address ISS’ conflicts of interest. The Advisers have contractually agreed with ISS such that ISS is required to immediately notify the Advisers if ISS believes there exists a conflict with its obligation to issue proxy proposal recommendations. Such notice shall contain a disclosure which shall enable the Advisers to (a) understand the relationship or interest and the steps taken by ISS to mitigate the conflict, and (b) make an assessment of the reliability or objectivity of the recommendation. The Advisers shall also periodically review the ISS report detailing the reasoning behind particular proposal recommendations and in instances where the Advisers determine the reasoning is biased or otherwise inconsistent with ISS’

obligations, the Advisers shall review and vote such proxy proposals without regard to ISS’ recommendation. Moreover, the Advisers shall conduct periodic due diligence on ISS, with a goal of identifying any material relationships with publicly traded companies that may create potential conflicts of interest in the future. The Advisers will memorialize instances where they were conflicted and instances where the Advisers or ISS determine that ISS is conflicted.

To monitor compliance with these procedures, any proposed or actual deviation from a recommendation of ISS must be reported to the CCO, GC or CIS of the Advisers. The CCO, GC or CIS of the Advisers would then provide guidance concerning the proposed deviation and whether this deviation presents any potential conflict of interest.

In the case of Kinetics Portfolios Trust, the Advisers shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by a Portfolio to the Board of Trustees of Kinetics Portfolios Trust at the next formal meeting of the Portfolio’s Board of Trustees.

In the case of accounts and funds other than Kinetics Portfolios Trust, the Advisers: (i) shall maintain an appropriate record of each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by an Other Client.

As a matter of policy, the employees of the Advisers who manage proxy voting through ISS shall not be influenced by outside sources.

III.	REPORTING AND RECORD RETENTION

The Advisers or ISS will maintain the following records relating to proxy votes cast under these Proxy Policies and Procedures.

I.	A copy of these Proxy Policies and Procedures.

II.	A copy of the ISS Proxy Voting Guidelines.

III.	A copy of proxy statements received regarding underlying portfolio securities held by Clients (received through ISS, with either hard copies held by ISS or electronic filings from the SEC’s EDGAR system).

IV.	Records of each vote cast on behalf of Clients including: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii) the Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether the Advisers cast its vote on the matter; (viii) how the Advisers cast their votes (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether the Advisers cast their votes for or against management.

IV.	A copy of any document created by the CCO or Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a Client or that memorialized the basis for the decision.

V.	A copy of each written Client request for proxy voting information and a copy of any written response by the Advisers.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

The most recent copy of the Proxy Policies and Procedures are available on HK’s website at www.horizonkinetics.com, as well as www.kineticsfunds.com. Questions related to the Advisers’ Proxy Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

Horizon Kinetics LLC

Attn: Proxy Administrator

470 Park Avenue South

New York, NY 10016

Updated: January 2012

Updated: October 2014

INSTITUTIONAL CAPITAL LLC

Proxy Voting Policies And Procedures

Institutional Capital LLC (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us. Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.	Supervision of policy

ICAP’s Proxy Committee, which includes the analyst who follows the company, is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services, a subsidiary of MSCI (ISS) to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.	Disclosure to clients

We will disclose to clients how they can obtain information from us on how client portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients, and, upon request, will provide them with a copy of the same.

III.	Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (ICAP may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (ICAP may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by ICAP that was material to making a voting decision or that memorializes the basis for that decision; and

•

a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.	Proxy voting guidelines

The proxy voting guidelines below summarize our position on various issues of concern to clients and Fund shareholders and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.	Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will seek to resolve the conflict using one of the following:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter is routine in nature; or

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

In the event that a conflict still exists, ICAP will disclose the conflict to the client and obtain the client’s direction to vote the proxies.

Proxy Voting Guidelines

I.	Overview

In general, we vote proxies in a manner designed to maximize the value of our clients’ investment. We review all proxy proposals on a case-by-case basis. We generally support those proposals that promote shareholder corporate governance rights and management/board accountability. We also generally support management/board compensation proposals that are intended to enhance the long-term economic value of the corporation for shareholders. In evaluating a particular proxy proposal, we take into consideration many things including the costs involved in the proxy proposal, the existing governance of the affected company, as well as its management and operations.

The following policies are designed to provide guidelines to be followed in most situations but shall not be binding on ICAP. In certain cases, we may vote differently due to the particular facts and circumstance of a proposal and the company and/or client objectives.

II.	Election of the board of directors

We believe that good governance starts with an independent board all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent. “Independence” with respect to directors and committee members shall be defined in accordance with the applicable self-regulatory organization definition.

•	We generally support the election of directors that result in a board made up of a majority of independent directors.

•	We may withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

•

We hold directors accountable for the actions of the committees on which they serve. For example, we may withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders, or approve the repricing of outstanding options without shareholder approval.

•	We generally vote for proposals that seek to fix the size of the board

•

We view the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, we generally vote against proposals that would result in classified boards. We may vote in favor of shareholder or management proposals to declassify a board of directors.

III.	Compensation

We review all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices. We normally vote against significant compensation increases or compensation not tied to the company performance in instances where we believe the company is underperforming and/or management has not added value to the company.

We encourage the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features. All awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

•

We review proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, we assess the dilutive effect of the plan based on a profile of the company and similar companies. We will generally vote against a plan if we determine that it would be too dilutive.

IV.	Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with SEC requirements and do not, in the aggregate, raise any appearance of impaired independence.

•	We may vote against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

•

We will evaluate on a case-by-case basis instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

V.	Social, political and environmental issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

•

We recognize that the activity or inactivity of a company with respect to matters of social, political or environmental concern may have an effect upon the economic success of the company and the value of its securities. However, we do not consider it appropriate, or in our client’s interests, to impose our own standards on others. Therefore, we will normally support management’s position on matters of social, political or environmental concern, except where we believe that a different position would be in the clear economic interests of company shareholders.

VI.	Other situations

No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, we will vote in a manner that we consider to be in the best interest of our clients.

INVESCO

PROXY POLICIES AND PROCEDURES

I.1.	PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

The following policies and procedures apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A.	GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

•

maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

•

reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B.	OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration – In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments-driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or an investment professional has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages. In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration group performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees. IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement. Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues. Investment professionals also use the platform to access third-party proxy research.

C.	PROXY VOTING GUIDELINES (THE “GUIDELINES”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client	Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting	for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

Proxy	Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with sufficient time and information to make an informed voting decision.

•

Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E.	RESOLVING POTENTIAL CONFLICTS OF INTEREST

Firm	Level Conflicts of Interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting	of Proxies Related to Invesco Ltd.

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal	Conflicts of Interest

If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds	of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

G.	Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

Proxy Voting Guidelines.    The Board of Trustees has delegated to JPMIM proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMIM is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM has encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and the Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	JPMIM will generally vote against anti-takeover devices.

•	Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame.

•

JPMIM votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMIM votes against proposals for a super-majority vote to approve a merger.

•

JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•

JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMIM votes against proposals to adopt a two tiered compensation structure for board directors. JPMIM generally considers other management compensation proposals on a case-by-case basis.

•

JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

•

JPMIM generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMIM votes on a case by case basis.

•

JPMIM generally supports management disclosure practices for environmental issues except for those companies that have been involved in significant controversies, fines or litigation related to environmental issues.

•	JPMIM reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

KNIGHTSBRIDGE ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

JANUARY 1, 2014

These policies and procedures, which may be amended from time to time, apply to the voting of proxies by Knightsbridge Asset Management, LLC (“Knightsbridge”) for accounts over which Knightsbridge has proxy-voting authority. These policies and procedures, as dated above, supersede all previously dated versions.

SECTION 1 — PROXY VOTING GUIDELINES

The fundamental guideline followed by Knightsbridge in voting proxies is to make every effort to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of Knightsbridge to exercise its proxy voting discretion in accordance with the guidelines set forth in Exhibit A (“Proxy Voting Guidelines”). The Proxy Voting Guidelines are applicable to the voting of domestic and global proxies. Any changes to the Proxy Voting Guidelines must be pre-approved by the Chief Compliance Officer (“CCO”).

SECTION 2 — APPLICATION OF PROXY VOTING GUIDELINES

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Party may vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the clients/beneficiaries. In exercising such voting discretion, the Responsible Voting Party may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

The Responsible Voting Party will document the rationale for any proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained by Knightsbridge as part of the recordkeeping process.

SECTION 3 — ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Knightsbridge, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Knightsbridge to follow the provisions of a plan’s governing documents in the voting of employer securities, unless we determine that to do so would breach our fiduciary duties under ERISA.

SECTION 4 — CLOSED-END AND OPEN-END MUTUAL FUNDS

Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 5 — OTHER SPECIAL SITUATIONS

Knightsbridge may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed Knightsbridge that it wishes to retain the right to vote the proxy, Knightsbridge will instruct the custodian to send the proxy material directly to the client, 2) where Knightsbridge deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with Knightsbridge, 4) where a proxy is received for a security Knightsbridge no longer manages (i.e. the Knightsbridge had previously sold the entire position), 5) when the Knightsbridge deems there is not enough information to render an informed decision, and/or 6) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, if any accounts over which Knightsbridge has proxy-voting discretion participate in securities lending programs administered by the custodian or a third party, Knightsbridge will be unable to vote any security that is out on loan to a borrower because title to loaned securities passes to the borrower. If Knightsbridge has investment discretion over such account(s), however, it reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

SECTION 6 — CONFLICTS OF INTEREST

Knightsbridge may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships we maintains with persons having an interest in the outcome of certain votes. For example, Knightsbridge and/or one of our employees may occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

If at any time, the Responsible Voting Party becomes aware of any type of potential or actual conflict of interest relating to a particular proxy proposal, he/she will promptly document and handle such conflict in accordance with the following:

1.	Where the Proxy Voting Guidelines outline Knightsbridge’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with Knightsbridge’s Proxy Voting Guidelines.

2.	Where the Proxy Voting Guidelines outline Knightsbridge’s voting position to be determined on a “case by case” basis for such proxy proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by Knightsbridge depending upon the facts and circumstances of each situation and the requirements of applicable law:

A.	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor.

B.	Voting the proxy pursuant to client direction.

SECTION 7 — VOTING RESPONSIBILITY

Knightsbridge currently subscribes to the services of unaffiliated third party proxy vendors that provide written vote recommendations/guidelines for Knightsbridge’s core holdings and administrative and record-keeping assistance. Knightsbridge’s Principal or his designee has the responsibility for casting votes on proxies received by Knightsbridge (the “Responsible Voting Party”) and will vote such proxies based on the Proxy Voting Guidelines and vote recommendations of any third party vendor.

SECTION 8 —PROXY VOTING RECORDS

Knightsbridge will maintain the following records under these policies and procedures:

1.	A copy of all policies and procedures.

2.	A copy of each proxy statement Knightsbridge receives regarding client’s securities.

3.	A record of each vote cast by Knightsbridge on behalf of a client.

4.	A copy of any document created by Knightsbridge that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision.

5.	A copy of each written client request for information on how Knightsbridge voted proxies on behalf of the requesting client, and a copy of any written response by Knightsbridge to any (written or oral) client request for information on how Knightsbridge voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Knightsbridge may rely on one or more third parties to create and retain the records referred to in these policies.

SECTION 9 —CLIENT DISCLOSURES

A copy of these policies and procedures will be provided to clients upon request. In addition, copies of the above outlined records, as they relate to particular clients, will be provided to those clients upon request.

It is generally Knightsbridge’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

Knightsbridge Asset Management, LLC

660 Newport Center Drive, Suite 460

Newport Beach, CA 92660

(949) 644-4444 ~ www.knightsb.com

EXHIBIT A

PROXY VOTING GUIDELINES

Vote For:

•	Routine business decisions.

•	Reverse anti-takeover amendments.

•	Auditors.

•	Directors (however, if we are voting against a management proposal, then the vote may be withheld for Directors).

•	Indemnification of Directors.

•	Elimination or limitation of Director’s liability.

•	Stronger corporate governance measures.

•	Shareholder right to act independently of management.

•	Stock option expensing.

•	Restricted stock in lieu of stock options.

•	Performance based compensation.

Vote Against:

•	Reincorporation to facilitate takeover defense.

•	Issue of new class of common stock with unequal voting rights.

•	Adoption of fair price amendments.

•	Establishment of a classified Board of Directors.

•	Elimination of cumulative voting.

•	Establishing or increasing preferred stock.

•	Other anti-takeover amendments.

•	Weaker corporate governance measures.

Consider Individually:

•	Increase in authorized common stock.

•	Establish or increase stock option plan (company must present argument for option plans containing over ten percent of the company’s outstanding shares).

•	Reorganization and merger agreements.

•	Dissident proxy battle.

•	Other employee compensation plans.

•	Contested election of directors.

•	Proposals not specified above.

LOOMIS, SAYLES & COMPANY, L.P.

PROXY VOTING POLICIES AND PROCEDURES

June 30, 2004

AMENDED

March 31, 2005

May 16, 2005

March 31, 2007

August 30, 2007

March 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 15, 2011

April 25, 2011

March 5, 2012

May 10, 2012

February 11, 2013

February 7, 2014

September 8, 2014

1.	GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 08-2, 29 C.F.R. 2509.08-2 (October 17, 2008).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.

Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account or under other circumstances beyond Loomis Sayles’ control.

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee include,

a.	to develop, authorize, implement and update these Proxy Voting Procedures, including:

(i) annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b.	to oversee the proxy voting process, including:

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	to engage and oversee third-party vendors, such as Proxy Voting Services, including:

(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

(b) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).

D.	Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2.	PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of non-US issuers where: (1) the board’s authority to issue shares with preemptive rights is limited to no more than 66% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.

B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3.	PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.

B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4.	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C.	Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

5.	PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.	Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.

LORD, ABBETT & CO. LLC

Proxy Voting Policies and Procedures

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Domestic Equity Research, Chief Administrative Officer for the Investment Department, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has implemented the following approach to the proxy voting process:

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In cases where we deem any client’s position in a company to be material,[1] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

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In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor (defined below), or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

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Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett

[1]	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ (continued from page 1) positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

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When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Retention and Oversight of Proxy Advisor

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.2 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett monitors the Proxy Advisor’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Advisor, Lord Abbett performs periodic due diligence on the Proxy Advisor. Such due diligence may be conducted in Lord Abbett’s offices or at the Proxy Advisor’s offices. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

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Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] (the “Proxy Committees”) and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Funds’ Proxy Committees regarding the company.

[2]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.
[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

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Lord Abbett also has implemented special voting measures with respect to companies that have a significant business relationship with Lord Abbett (including any subsidiaries of such companies). For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

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Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote all shares on behalf of all clients that hold a security that presents a conflict of interest for the Funds in accordance with the voting instructions received from the Funds’ Proxy Committees, unless Lord Abbett proposes to follow the Proxy Advisor’s recommendation.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Auditors — Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.

Election of directors — The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting — Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.	Board classification — A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Independent board and committee members — An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.	Independent board chairman — Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.	General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.	Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.	Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.	Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.

Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.

Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.	Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.	Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.	Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett generally votes with management on proposals that seek to allow proxy access.

2.

Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements — A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting — Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting — In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.	Reimbursing proxy solicitation expenses — Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.	Transacting other business — Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.	Social, Political, and Environmental Issues — Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking — Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: September 19, 2014

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

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MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

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In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

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MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

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In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

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MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

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MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2015

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited MFS Investment Management Company (Lux) s.á.r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive

[1]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.‘s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

MORGAN STANLEY INVESTMENT MANAGEMENT

Proxy Voting Policy and Procedures

September 2014

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management and may also engage with the board, of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.	Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported. Also, we do not support proposals that allow companies to call a special meeting with a short-time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.

Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.	Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.	Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated

that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

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U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

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Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.	Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to add a double-trigger change-in-control provision. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.	Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.	Funds of Funds. Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP or Private Investment Partners Inc. (“AIP”): (i) closed-end funds registered under the Investment Company Act of 1940, as amended, (ii) discretionary separate accounts; (iii) unregistered funds; (iv) and non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service.

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team, the Private Equity Real Estate Fund of Funds investment team or the Hedge Funds Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

NORTHERN CROSS, LLC

PROXY POLICY

Northern Cross, LLC (the “Adviser”)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

1.	Statement of Law and Policy

A.	Law

Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities, it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fund boards typically delegate this function to the fund’s adviser/sub-adviser. Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.

B.	Policy

The Adviser will vote all proxies delivered to it by the fund’s custodian. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. for the processing of proxies. The Adviser will generally comply with the following guidelines:

•	Routine Corporate Governance Issues

The Adviser will vote in favor of management. Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

•	Non-routine Corporate Governance Issues

The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution. In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

•	Non Voting of Proxies

The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

Conflicts of Interest

Should the Adviser have a conflict of interest with regard to voting a proxy, the Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

Record Keeping

The following records will be kept for each client:

•	Copies of the Adviser’s proxy voting policies and procedures.

•	Copies of all proxy statements received.

•

A record of each vote the Adviser casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.

•

A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor. This proxy policy will be distributed to all clients of the Adviser and added to Part II of Form ADV. A hard copy of the policy will be included in the Compliance Program and is available on request.

2.	Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

3.	Procedures to Implement this Policy

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•	A proponent of a proxy proposal has a business relationship with the Adviser or its affiliates;

•	The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

•	An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or

•	An Adviser employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will determine whether a proposal is material as follows:

•

Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Compliance Officer determines that the

Adviser does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

•	The Compliance Officer will record in writing the basis for any such determination.

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY SUBSIDIARIES

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES and

PORTFOLIO PROXY VOTING GUIDELINES

DATED: April, 2014

APPLICABLE RULES AND REGULATIONS:

RULE 206(4)-6 OF THE INVESTMENT ADVISERS ACT OF 1940; FORM N-1A UNDER THE INVESTMENT COMPANY ACT AND SECURITIES ACT OF 19331; RULE 30B1-4 OF THE INVESTMENT COMPANY ACT OF 1940 (FILING OF PROXY VOTING RECORDS ON FORM N-PX)

OBJECTIVES OF POLICY:

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “Portfolio Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines.

SCOPE / FUNCTIONAL APPLICABILITY:

These Policies, Procedures and Guidelines apply to OppenheimerFunds, Inc. (“OFI”) and its investment advisory subsidiaries—OFI Global Asset Management, Inc., OFI SteelPath, Inc. , OFI Global Institutional Asset Management, Inc., OFI Private Investments Inc., and HarbourView Asset Management Corporation (OFI and each of its advisory subsidiaries are each an “OFI Adviser”) Unless noted otherwise and for ease of reference, OFI and each OFI Adviser are collectively referred to herein as “OFI”.

INTRODUCTION / DEFINITION / POLICY STATEMENT:

OFI will follow these Policies, Procedures and Guidelines in voting portfolio proxies relating to securities held by clients, which may include, but is not limited to, separately managed accounts, collective investment trusts, 529 college savings plans, and registered and non-registered investment companies advised or sub-advised by an OFI Adviser (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

POLICY DETAILS:

SUMMARY	OF REQUIREMENTS UNDER REGULATION

Under Rule 206(4)-6 of the Investment Advisers Act, an investment adviser that exercises voting authority with respect to client securities are required to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including investment companies registered under the Investment Company Act of 1940.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Registered Funds. Each Board of Directors/Trustees (the “Board”) of the Funds registered with the U.S. Securities and Exchange Commission (“SEC”) and advised by OFI (“OFI Registered Funds”) has

[1]	Form N-1A is the registration form used by registered investment companies to register under the Investment Company Act and to register their shares under the Securities Act of 1933. Form N-1A requires open-end registered investment companies to disclose the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities.

delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision. Any reference herein to “Board” shall only apply to OFI Registered Funds.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of Funds registered with the SEC and not overseen by the Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Funds. OFI also serves as an investment adviser for a number of Funds that are not identified as Registered Funds or Sub-Advised Funds, which may include, but are not limited to, separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (“Other Funds”). Generally, pursuant to contractual arrangements between OFI and those Other Funds, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Funds.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines. If a portfolio manager requests that OFI vote in a manner inconsistent with the Guidelines, the portfolio manager must submit his/her rationale for voting in this manner to the Committee. The Committee will review the portfolio manager’s rationale to determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders).

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

From time to time, a Fund may be asked to enter into an arrangement, in the context of a corporate action (e.g., a corporate reorganization), whereby the Fund becomes contractually obligated to vote in a particular manner with respect to certain agenda items at future shareholders’ meetings. To the extent practicable, portfolio managers must notify the Committee of these proposed arrangements prior to contractually committing a Fund to vote in a set manner with respect to future agenda items. The Committee will review these arrangements to determine that such arrangements are in the best interests of the Funds (and, if applicable, their shareholders), and the Committee may ask a portfolio manager to present his/her rationale in support of their proposed course of action.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the OFI Registered and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC as required by Rule 30b1-4 under the Investment Company Act.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•

If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines. If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines, or if the Guidelines provide discretion to OFI on how to vote (i.e., on a case-by-case basis), OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent.

•

With respect to proposals of a company on the Conflicts List where a portfolio manager has requested that OFI vote (i) in a manner inconsistent with the Guidelines, or (ii) if the proposal is not specifically addressed in the Guidelines, in a manner inconsistent with the proxy voting agent’s general recommended guidelines, the Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Committee’s knowledge, whether OFI has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Committee may: (i) determine how to vote on the proposal; (ii) recommend that OFI retain an independent fiduciary to advise OFI on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Registered Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Registered Funds (the “Fund of Funds”). Accordingly, the Fund of Funds is a shareholder in the underlying OFI Registered Funds and may be requested to vote on a matter pertaining to those underlying OFI Registered Funds. With respect to any such matter the Fund of Funds shall vote its shares on each matter submitted to shareholders of the underlying OFI Registered Funds for a vote in accordance with the recommendation of the board of trustees of the underlying OFI Registered Fund, except as otherwise determined by the board of trustees of the Fund of Funds.

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board of OFI Registered Funds describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards of the OFI Registered Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Adopted as of the Dates Set Forth Below by:

Approved by the New York Board of the Oppenheimer Funds on April 8, 2014.

Approved by the Denver Board of the Oppenheimer Funds on April 9, 2014.

Approved by OFI’s Proxy Voting Committee on March 18, 2014.

Ratified by OFI’s Legal Department on April 9, 2014 and by OFI’s Compliance Department on April 10, 2014.

Appendix A

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY SUBSIDIARIES

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of March 18, 2014)

1.0	OPERATIONAL ITEMS

1.1.1	Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

•	Generally vote AGAINST proposals to establish two different quorum levels, unless there are compelling reasons to support the proposal.

1.1.2	Amend Articles of Incorporation/Association or Bylaws

•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.

•	Vote FOR bylaw/charter changes if:

•	shareholder rights are protected;

•	there is a negligible or positive impact on shareholder value;

•	management provides sufficiently valid reasons for the amendments; and/or

•	the company is required to do so by law (if applicable); and

•	they are of a housekeeping nature (updates or corrections).

1.1.3	Change Company Name.

•	Vote WITH Management.

1.1.4	Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5	Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6	Change in Company Fiscal Term

•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.

•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

1.1.7	Adjourn Meeting

•	Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting, unless there are compelling reasons to support the proposal.

AUDITORS

1.2	Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	fees for non-audit services are excessive;

•	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•

poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	composition of the board and key board committees;

•	attendance at board meetings;

•	corporate governance provisions and takeover activity;

•	long-term company performance relative to a market index;

•	directors’ investment in the company;

•	whether the chairman is also serving as CEO;

•	whether a retired CEO sits on the board.

•	whether the company or director is targeted in connection with public “vote no” campaigns.

•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). These instances include directors who:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	implement or renew a dead-hand or modified dead-hand poison pill;

•	failed to adequately respond to a majority supported shareholder proposal;

•	failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;

•	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	the non-audit fees paid to the auditor are excessive;

•

a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•

there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.

•

are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;

•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	the company fails to submit one-time transfers of stock options to a shareholder vote;

•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	the company has inappropriately backdated options; or

•	the company has egregious compensation practices including, but not limited to, the following:

•	egregious employment contracts;

•	excessive perks/tax reimbursements;

•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	egregious pension/supplemental executive retirement plan (SERP) payouts;

•	new CEO with overly generous new hire package;

•	excessive severance and/or change in control provisions; or

•	dividends or dividend equivalents paid on unvested performance shares or units.

•	enacted egregious corporate governance policies or failed to replace management as appropriate;

•	are inside directors or affiliated outside directors; and the full board is less than majority independent;

•

are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

•	serve on more than five public company boards. (The term “public company” excludes an investment company.)

•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.

•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):

•	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or

•

if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Establishment of Board Committees

•

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6	Require Majority Vote for Approval of Directors

•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7	Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•

Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•

Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•

Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and

•	only if the director’s legal expenses would be covered.

2.8	Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9	Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10	Independent Chairman (Separate Chairman/CEO)

•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	two-thirds independent board;

•	all-independent key committees;

•	established governance guidelines;

•

the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

•	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	egregious compensation practices;

•	multiple related-party transactions or other issues putting director independence at risk;

•	corporate and/or management scandal;

•	excessive problematic corporate governance provisions; or

•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11	Majority of Independent Directors/Establishment of Committees

•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

•

For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

•	the applicable listing standards determination of such director’s independence;

•	any operating ties to the firm; and

•	if there are any other conflicting relationships or related party transactions.

•

A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

•	the terms of the agreement;

•	the duration of the standstill provision in the agreement;

•	the limitations and requirements of actions that are agreed upon;

•	if the dissident director nominee(s) is subject to the standstill; and

•	if there are any conflicting relationships or related party transactions.

2.12	Require More Nominees than Open Seats

•	Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.13	Open Access

•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.14	Stock Ownership Requirements

•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•	actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	problematic pay practices, current and past.

2.15	Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses

•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting and Vote Tabulation

•

Vote on a CASE-BY-CASE basis on shareholder proposals regarding proxy voting mechanics including, but not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote counting methodology. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

•

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.

•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

•	20% or higher flip-in or flip-over;

•	two to three-year sunset provision;

•	no dead-hand, slow-hand, no-hand or similar features;

•

shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

•	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;

•	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

4.4	Net Operating Loss (NOL) Protective Amendments

•	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5	Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.

4.6	Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7	Establish Shareholder Advisory Committee

•	Vote on a CASE-BY-CASE basis.

4.8	Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	purchase price;

•	fairness opinion;

•	financial and strategic benefits;

•	how the deal was negotiated;

•	conflicts of interest;

•	other alternatives for the business; and

•	non-completion risk.

5.3	Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	impact on the balance sheet/working capital;

•	potential elimination of diseconomies;

•	anticipated financial and operating benefits;

•	anticipated use of funds;

•	value received for the asset;

•	fairness opinion;

•	how the deal was negotiated; and

•	conflicts of interest.

5.4	Bundled Proposals

•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities

•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	the reasons for the change;

•	any financial or tax benefits;

•	regulatory benefits;

•	increases in capital structure; and

•	changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or

•	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	offer price/premium;

•	fairness opinion;

•	how the deal was negotiated;

•	conflicts of interests;

•	other alternatives/offers considered; and

•	non-completion risk.

•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	cash-out value;

•	whether the interests of continuing and cashed-out shareholders are balanced; and

•	the market reaction to public announcement of the transaction.

5.9	Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	percentage of assets/business contributed;

•	percentage of ownership;

•	financial and strategic benefits;

•	governance structure;

•	conflicts of interest;

•	other alternatives; and

•	non-completion risk.

5.10	Liquidations

•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	prospects of the combined company anticipated financial and operating benefits;

•	offer price (premium or discount);

•	fairness opinion;

•	how the deal was negotiated;

•	changes in corporate governance;

•	changes in the capital structure; and

•	conflicts of interest.

5.12	Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	tax and regulatory advantages;

•	planned use of the sale proceeds;

•	valuation of spinoff;

•	fairness opinion;

•	benefits to the parent company;

•	conflicts of interest;

•	managerial incentives;

•	corporate governance changes; and

•	changes in the capital structure.

5.14	Value Maximization Proposals

•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)

•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:

•	valuation;

•	market reaction;

•	deal timing;

•	negotiations and process;

•	conflicts of interest;

•	voting agreements; and

•	governance.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions

•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals

•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:

•	specific reasons/rationale for the proposed increase;

•	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	the board’s governance structure and practices; and

•	risks to shareholders of not approving the request.

•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	it is intended for financing purposes with minimal or no dilution to current shareholders; and

•	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights

•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•

OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7	Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	more simplified capital structure;

•	enhanced liquidity;

•	fairness of conversion terms;

•	impact on voting power and dividends;

•	reasons for the reclassification;

•	conflicts of interest; and

•	other alternatives considered.

7.8	Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9	Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10	Stock Distributions: Splits and Dividends

•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11	Tracking Stock

•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•

OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:

•	the total cost of the company’s equity plans is unreasonable;

•	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•

the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	the plan is a vehicle for poor pay practices.

•

For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation

•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	director stock ownership guidelines with a minimum of three times the annual cash retainer;

•	vesting schedule or mandatory holding/deferral period:

•	a minimum vesting of three years for stock options or restricted stock; or

•	deferred stock payable at the end of a three-year deferral period;

•	mix between cash and equity:

•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

•	no retirement/benefits and perquisites provided to non-employee directors; and

•

detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director

•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan

•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)

•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	an executive may not trade in company stock outside the 10b5-1 Plan; and

•	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	historic trading patterns;

•	rationale for the repricing;

•	value-for-value exchange;

•	option vesting;

•	term of the option;

•	exercise price;

•	participation; and

•	market best practices

Transfer	Stock Option (TSO) Programs

Vote	FOR if One-time Transfers:

•	executive officers and non-employee directors are excluded from participating;

•	stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;

•	there is a two-year minimum holding period for sale proceeds.

•	Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

8.8	Employee Stock Purchase Plans

Qualified	Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is 27 months or less; and

•	the number of shares allocated to the plan is 10% or less of the outstanding shares.

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	purchase price is not at least 85% of fair market value;

•	offering period is greater than 27 months; and

•	the number of shares allocated to the plan is more than 10% of the outstanding shares.

Non-Qualified	Plans

•	Vote FOR nonqualified employee stock purchase plans with all the following features:

•	broad-based participation;

•	limits on employee contribution;

•	company matching contribution up to 25 percent;

•	no discount on the stock price on the date of purchase.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

•

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

•	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);

•	Evaluation of peer group benchmarking used to set target pay or award opportunities; and

•	Balance of performance-based versus non-performance-based pay.

•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

•	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13	401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay

•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or

•	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance

•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance-driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

8.17	Pay-for-Superior-Performance Standard

•

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18	Golden Parachutes and Executive Severance Agreements

•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	the parachute should be less attractive than an ongoing employment opportunity with the firm;

•	the triggering mechanism should be beyond the control of management;

•	the amount should not exceed three times base salary plus guaranteed benefits; and

•

change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

•	If presented as a separate voting item, OFI will apply the same policy as above.

•

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19	Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20	Supplemental Executive Retirement Plans (SERPs)

•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21	Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;

•	the nature of the proposal where financial restatement is due to fraud;

•	whether or not the company has had material financial problems resulting in chronic restatements; and/or

•	the adoption of a robust and formal bonus/equity recoupment policy.

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22	Tax Gross-Up Proposals

•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

8.23	Bonus Banking/Bonus Banking “Plus”

•

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company’s past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.

8.24	Golden Coffins/Executive Death Benefits

•

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

8.25	Eliminate Accelerated Vesting of Unvested Equity

•

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity wards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:

•	have a discernable positive impact on short-term or long-term share value; or

•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable;

•	whether implementation of the proposal would achieve the objectives sought in the proposal;

•	whether the subject of the proposal is best left to the discretion of the board;

•	whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0	OPERATIONAL ITEMS

1.1.1	Routine Items

•

Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.

1.1.2	Financial Results/Director and Auditor Reports

•	Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are material concerns about the financials presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.3	Allocation of Income and Dividends

•	Vote FOR approval of allocation of income and distribution of dividends, unless:

•	the dividend payout ratio has been consistently below 30% without an adequate explanation; or

•	the payout ratio is excessive given the company’s financial position.

1.1.4	Stock (Scrip) Dividend Alternative

•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.

•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.5	Lower Disclosure Threshold for Stock Ownership

•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

1.1.5	Controlling Shareholder / Personal Interest

•

Generally vote AGAINST proposals requesting shareholders to indicate whether they are a controlling shareholder, as defined by statute, or possess a personal interest in any resolutions on the agenda, unless such an affiliation or interest has been identified.

AUDITORS

1.2	Appointment of Internal Statutory Auditors

•	Vote FOR the appointment and reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.3	Remuneration of Auditors

•

Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.4	Indemnification of Auditors

•	Vote AGAINST proposals to indemnify auditors.

2.0	THE BOARD OF DIRECTORS

2.1	Discharge of Board and Management

•	Vote FOR discharge from responsibility of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or

•	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

2.2	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, taking into account company practices, corporate governance codes, disclosure, and best practices, examining factors such as:

•	Composition of the board and key board committees;

•	Long-term company performance relative to a market index;

•	Corporate governance provisions and takeover activity; and

•	Company practices and corporate governance codes.

•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). Such instances generally fall into the following categories:

•	The board fails to meet minimum corporate governance standards;

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests;

•	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

3.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

3.1	Poison Pills

•

Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

•	to give the board more time to find an alternative value enhancing transaction; and

•	to ensure the equal treatment of shareholders.

•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:

•	determine whether actions by shareholders constitute a change in control;

•	amend material provisions without shareholder approval;

•	interpret other provisions;

•	redeem the plan without a shareholder vote; or

•	prevent a bid from going to shareholders.

•	Vote AGAINST plans that have any of the following characteristics:

•	unacceptable key definitions;

•	flip-over provision;

•	permitted bid period greater than 60 days;

•	maximum triggering threshold set at less than 20% of outstanding shares;

•	does not permit partial bids;

•	bidder must frequently update holdings;

•	requirement for a shareholder meeting to approve a bid; or

•	requirement that the bidder provide evidence of financing.

•	In addition to the above, a plan must include:

•	an exemption for a “permitted lock up agreement”;

•	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

•	exclude reference to voting agreements among shareholders.

3.2	Renew Partial Takeover Provision

•	Vote FOR proposals to renew partial takeover provision.

3.3	Depositary Receipts and Priority Shares

•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.

•	Vote AGAINST the introduction of priority shares.

3.4	Issuance of Free Warrants

•	Vote AGAINST the issuance of free warrants.

3.5	Defensive Use of Share Issuances

•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

4.0	MERGERS AND CORPORATE RESTRUCTURINGS

4.1	Mandatory Takeover Bid Waivers

•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

4.2	Related-Party Transactions

•

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

4.3	Expansion of Business Activities

•

Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

4.4	Independent Appraisals

•	Generally vote FOR proposals to appoint independent appraisal firms and approve associated appraisal reports, unless there are compelling reasons to oppose the proposal.

5.0	CAPITAL STRUCTURE

5.1	Pledge of Assets for Debt

•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

5.2	Increase in Authorized Capital

•

Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorization.

5.3	Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100%* over currently issued capital.

•	Vote FOR issuance requests without preemptive rights to a maximum of 20%* of currently issued capital.

*	In the absence of a best practice recommendation on volume of shares to be issued, apply the above guidelines. In markets where the best practice recommends, or where company practice necessitates it (e.g. France, UK, and Hong Kong), the stricter guideline(s) will be applied.

5.4	Reduction of Capital

•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

•

reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

•

Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

5.5	Convertible Debt Issuance Requests

•

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

5.6	Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.

•

Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

5.7	Reissuance of Shares Repurchased

•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

5.8	Capitalization of Reserves for Bonus Issues/Increase in Par Value

•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

5.9	Control and Profit Agreements/Affiliation Agreements with Subsidiaries

•

Vote FOR management proposals to approve parent-subsidiary affiliation agreements including, but not limited to control and profit transfer agreements, unless there are compelling reasons to oppose the proposal.

6.0	EXECUTIVE AND DIRECTOR COMPENSATION

6.1	Director Remuneration

•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.

•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

6.2	Retirement Bonuses for Directors and Statutory Auditors

•

Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

6.2	Executive Remuneration Report or Policy

•	Vote AGAINST such proposals in cases where:

•	The company does not provide shareholders with clear, comprehensive compensation disclosures;

•	The company does not maintain an appropriate pay-for-performance alignment and there is not an emphasis on long-term shareholder value;

•	The arrangement creates the risk of a “pay for failure” scenario;

•	The company does not maintain an independent and effective compensation committee;

•	The company provides inappropriate pay to non-executive directors; or

•	The company maintains other problematic pay practices.

PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

As the investment advisor for institutional and individual separately managed account (SMA) clients, Pacific Global Investment Management Company (“Pacific Global,” “Adviser,” “we” or “us”) purchases and holds stocks of companies which we believe will be good investments for our clients. Each advisory client may grant proxy voting authority to Pacific Global to vote on each issue that is put to a shareholder vote. When such authority has been granted, Pacific Global makes voting decisions that are focused on the investment implications of each issue. That is, we seek to act in a manner that we believe is most likely to enhance the economic value of the underlying investment. Our review process is based on, above all other considerations, the best interests of our clients.

Proxy Administration

In our capacity as investment adviser, Pacific Global assumes the fiduciary duty to clients to vote proxies on behalf of each client in a manner consistent with the best interests of the client.

Pacific Global serves as investment manager for the Pacific Advisors Funds (“PAF”); additionally, Pacific Global serves as a sub-adviser to AXA Equitable Funds Management Group, LLC, which is investment adviser to the AXA/Pacific Global Small Cap Value Portfolio (“AXA Portfolio”), a series of EQ Advisors Trust. Pacific Global has been granted proxy voting responsibility for PAF and the AXA Portfolio, subject to oversight by each fund company’s Board of Directors/Trustees. At least annually, we report to the respective Boards on each fund company’s voting record, including information of any conflicts of interest or other special circumstances.

Additionally, and if specifically requested by clients, Pacific Global will provide information about a proxy solicitation. SMA clients cannot direct Pacific Global’s vote in any solicitation; instead, SMA clients can retain proxy voting authority for all securities in their account.

Proxy Committee

The Adviser has established a Proxy Committee (“Committee”) that is comprised of portfolio managers and investment operations management. The Committee has adopted general voting guidelines which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. These guidelines, which are described below, reflect desired principles of corporate governance and behavior. When the Adviser believes that the certain proxy issues are not suitable for general voting guidelines and require case-by-case determinations, the issues, such as unusual corporate governance or other extraordinary issues, will be referred to its Committee for review.

The Committee considers the recommendation of the company’s management and may seek to obtain independent outside evaluations as well as the evaluation of the relevant Fund’s investment sub-adviser, if any. In its case-by case determinations, the Committee may consider the size of Pacific Global’s investment relative to the outstanding shares of the voting stock of the company. Whenever Pacific Global’s investment in the company represents more than 5% of its total assets under management and more than 1% of the outstanding voting shares of the company, the Committee will conduct an evaluation prior to voting the proxy on non-recurring proxy issues, such as unusual corporate governance or other extraordinary issues.

The Committee is also responsible for overseeing the administration of proxy voting and ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.9. The Committee may delegate day-to-day administrative responsibilities to other Pacific Global employees and/or outside service providers, as appropriate. All records are maintained in accordance with applicable law. Except as may be required by applicable legal requirements, the Committee’s determinations and records are treated as proprietary, nonpublic and confidential.

The Adviser considers only the interests of its clients in voting proxies which may represent a conflict of interests with clients (or prospective clients) of the Adviser. There have been no prior conflicts between the interests of the Adviser and its clients; further, the Adviser does not anticipate any such conflicts.

Proxy Policies

The policies are designed to be responsive to the wide range of proxy voting issues that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive; Pacific Global reserves the right to depart from these guidelines in order to make voting decisions in our clients’ best interests. In reviewing proxy issues, we apply the following general policies:

Appointment of Auditors — Pacific Global believes that the company is in the best position to choose its auditors; therefore, we generally support management’s recommendation unless there are reasons to question the independence or performance of the auditors.

Corporate Governance — Pacific Global considers the quality of management a key consideration in its decision to invest in a company. Since we believe that management is in the best possible position to evaluate the qualifications and needs of a particular board, we consider management’s recommendation an important factor in these decisions.

We believe that attracting and retaining qualified directors is important to company success and effective corporate governance. Therefore, Pacific Global generally votes in favor of proposals regarding director indemnification arrangements.

We evaluate, on a case-by-case basis, proposals relating to stock splits and issuances with and without preemptive rights.

We generally oppose measures that call for a supermajority of shareholder approvals; we support cumulative voting and proposals to require confidential voting.

We generally vote in favor of proposals relating to the issuance of dividends.

Management and Employee Compensation — We believe that equity-based compensation programs are important tools in attracting and retaining desirable employees and providing reasonable incentives for performance; therefore, we believe that these plans should be carefully applied with the intention of maximizing shareholder value by aligning executive compensation to shareholders’ long-term interests.

We generally evaluate proposals relating to executive compensation plans on a case-by-case basis.

We generally vote in favor of proposals relating to employee stock purchase plans when the shares purchased through the plans are priced no less than 15% below market value.

We generally oppose proposals requesting approval to make material amendments to equity-based compensation plans without shareholder approval; we generally oppose proposals regarding the re-pricing of “underwater” options.

We generally oppose compensation packages which we view as overly generous. For example, we have voted and will continue to vote against compensation packages which benefit a few management executives and are antithetical to the interests of shareholders. We consider, on a case-by-case basis, proposals which require shareholder approval of golden parachutes or other executive severance agreements, poison pills or other anti-takeover measures.

Mergers, Acquisitions and Corporate Restructuring — We carefully examine, on a case-by-case basis, any merger, acquisition, tender offer, change of control involving an investment. Additionally, we consider, on a case-by-case basis, proposals regarding changes in a company’s state of incorporation or other corporate restructuring.

Social, Political, Environmental and Ethical Issues — Pacific Global generally gives company management discretion with regard to evaluating the feasibility and financial impact of proposals related to these issues although we review and analyze, on a case-by-case basis, such proposals to determine whether they have a financial impact on shareholder value.

We may vote in favor of those that we believe have significant economic benefits or implications for shareholders while we vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with minimal benefits to shareholders.
We vote against proposals that require companies to report on charitable or political contributions.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

Pacific Global’s Proxy Policy, as well as information regarding how we voted proxies during the most recent 12-month period ended June 30, is available without charge, upon written request by contacting Client Services at 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203.

For PAF, Pacific Global annually files a report on SEC Form N-PX of how we voted proxies during the most recent 12-month period ended June 30. Information on how we voted proxies for PAF is available without charge, upon request by contacting us at (800) 989-6693. This information is also available on the SEC’s website at www.sec.gov.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity security or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance Department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies is available upon request.

PALISADE CAPITAL MANAGEMENT, L.L.C.

PROXY VOTING POLICY

Revised as of March 2015

Palisade generally has no obligation or authority to vote any client’s proxy, or render any advice with respect to the voting of proxies, or make elections solicited by or with respect to issuers of securities held by any client. Accordingly, clients will receive their proxies or other solicitations directly from their custodian. Clients are asked not to contact Palisade with questions regarding a particular solicitation.

Notwithstanding the forgoing, Palisade will vote client proxies if a client specifically requests Palisade do so and Palisade agrees to such agreement in writing. With respect to ERISA accounts, Palisade will vote proxies unless the plan documents or the client’s Investment Management Agreement with Palisade reserve the plan sponsor’s right to vote proxies. Clients may delegate such authority and responsibility to a properly authorized agent. If Clients delegate such authority to us, this delegation generally is contained in our Investment Management Agreement with the client or in a separate written instruction. To direct us to vote a proxy in a particular manner, clients should (i) contact us by mail at: Palisade Capital Management, L.L.C., One Bridge Plaza North, Suite 695, Fort Lee, New Jersey 07024-7102, (ii) call your client service representative at (201) 585-7733, or (iii) send an email to credmond@palcap.com. If we agree in writing to be responsible for voting your proxies or making elections with respect to issuers of securities held in your account(s), we will vote proxies in accordance with clients’ economic interests and in accordance with our established policies and procedures. Palisade has contracted with a third party proxy voting agent to assist with carrying out our policy.

Palisade will retain all proxy voting books and records for the required period of time, including a copy of each proxy statement, a record of each vote, a copy of any document created by us that was used while deciding how to vote, and a copy of each written client request for information on how we voted. Clients may request information on how proxies for its shares were voted by sending a written request to the address noted above.

For accounts where we do not vote proxies, Palisade may provide investment advisory services relative to client investment assets but clients maintain exclusive responsibility for: (i) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client as of the record date shall be voted, and (ii) making all elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the client’s investment assets. Clients are responsible for instructing each custodian of the assets to forward to the client copies of all proxies and shareholder communications relating to the client’s investment assets.

We will neither advise nor act on behalf of a client in legal proceedings involving companies whose securities are held in such client’s account(s), including, but not limited to, the filing of “Proofs of Claim” in class action settlements. If desired, clients may direct us to transmit copies of class action notices to the client or a third party. Upon such direction, we will make commercially reasonable efforts to forward such notices in a timely manner.

If Palisade exercises voting authority on behalf of a Palisade client and maintains investment supervision of such client’s securities, then the following Proxy Voting Procedures (the “Procedures”) will apply to those client securities:

Proxy Voting Procedures

Palisade will not neglect its proxy voting responsibilities, but the Firm may abstain from voting if it deems that abstaining is in its Clients’ best interests. In addition, Palisade may be unable to vote securities that have been lent by a Client’s custodian (under a separate agreement between the Client and its custodian), as such securities generally do not generate a proxy. Because Palisade has no knowledge of when securities are loaned by a Client’s custodian, loaned securities are not subject to these Procedures. Also, proxy voting in certain countries involves “share blocking,” which limits Palisade’s ability to sell the affected security during a blocking period that can last for several weeks. Palisade believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so Palisade generally abstains from voting when share blocking is required. The Compliance Department will prepare and maintain memoranda describing the rationale for any instance in which Palisade does not vote a Client’s proxy.

The proxy voting agent provides research to Palisade on each proxy issue, along with a proxy voting recommendation. The recommendations are determined in accordance with the agent’s guidelines, which Palisade has adopted as its general proxy voting policy (the “Guidelines”). You may obtain a copy of the Guidelines by submitting a request to Palisade, as described above.

Palisade has a “Mandatory Sign-Off” procedure which requires Palisade to review each proxy issue prior to voting. However, if Palisade does not send its vote preference to the proxy voting agent before the voting deadline, the agent will vote Palisade client proxies in accordance with its recommendation. Palisade’s Compliance Department is responsible for monitoring receipt of research and recommendations from the proxy voting agent, obtaining voting decisions from the appropriate Palisade investment professionals responsible for voting, and for ensuring that client proxies are voted and submitted to the agent in a timely manner.

For each proxy to be voted by Palisade, the applicable research and recommendation from Palisade’s proxy voting agent are forwarded to either Dennison T. Veru, Chief Investment Officer – Institutional, or Jack Feiler, Chief Investment Officer – Private Wealth Management. Mr. Veru or Mr. Feiler will then make an independent decision whether or not to vote client proxies in accordance with the proxy voting agent’s recommendation, giving substantial weight to the recommendation of management on all issues. In all cases, Mr. Veru or Mr. Feiler will give overriding consideration to each client’s stated guidelines or restrictions, if any.

If Mr. Veru or Mr. Feiler believes that a client’s best interests would be served by voting a proxy contrary to the agent’s recommendation, such Chief Investment Officer will forward the proxy in question to the Portfolio Manager (“PM”) for the client’s account or analyst covering the security, who will review the issue. If the PM or analyst also desire to vote the proxy contrary to the agent’s recommendation, such PM or analyst will provide a brief memorandum to Palisade’s Conflicts of Interest Committee explaining their reasons for their desired vote. The Conflicts of Interest Committee will evaluate whether any material conflicts of interest (as discussed below) have influenced the PM or analyst’s proxy voting decision and may approve an “override” of the proxy voting agent’s recommendation if the Committee is comfortable that no such material conflict exists.

Any attempt to influence the proxy voting process by issuers or others not identified in these policies and Procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

Conflicts of Interest

A conflict of interest exists when Palisade has knowledge of a situation where the Firm or its principals, employees, or affiliates would enjoy a special or increased benefit from casting a client proxy vote in a particular way. A conflict of interest may occur in the following cases; however this list is not all-inclusive:

•	The issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies) is a Palisade client.

•	Palisade is soliciting new business from an issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies).

•

A Palisade employee (or an employee of a Palisade affiliate) serves as a director of an issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies).

•	A Private Equity Fund managed by Palisade owns equity or debt of an issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies).

When a material conflict of interest occurs, the proxy voting agent will be solely responsible for voting the affected client proxy based on its Guidelines or specific client restrictions, and Palisade will not be permitted to “override” the recommendation (as described above). When a non-material conflict occurs, Palisade’s Conflicts of Interest Committee will be permitted to “override” the recommendation (as described above). As used above, a conflict of interest is presumed to be “material” if it involves 1% or more of Palisade’s annual revenue. The definition of “material” is subject to change at Palisade’s discretion.

Palisade will document all conflicts of interest, whether or not material, and keep the documentation with the client’s proxy records. Such documentation will be compiled by the Conflicts of Interest Committee and be attached to the proxy voting agent’s certification and voting statement. All documentation in connection with a Palisade conflict of interest will be sent to the client for whom there was a conflict.

Palisade maintains a list of securities and issuers (known as the “Restricted List”) that cannot be traded in client or employee personal accounts. The Restricted List minimizes the possibility of the occurrence of a material conflict of interest by prohibiting the trading of securities of issuers where Palisade possesses non-public information, or where Palisade deems it necessary or prudent for other compliance, business, or regulatory objectives. Palisade updates its Restricted List promptly as needed.

Disclosures to Clients and Investors

Palisade includes a description of its policies and Procedures regarding proxy voting and class actions in Part 2A of Form ADV, along with a statement that Clients and Investors can contact Palisade’s Assistant Vice President of Investor Relations to obtain a copy of these policies and Procedures and information about how Palisade voted with respect to the Client’s securities.

Any request for information about proxy voting should be promptly forwarded to the CCO, who will respond to any such requests.

As a matter of policy, Palisade does not disclose how it expects to vote on upcoming proxies. Additionally, Palisade does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Annual and Ongoing Reviews

The Compliance Department will review, no less frequently than annually, the adequacy of the Firm’s proxy voting policies and Procedures to make sure they have been implemented effectively, including whether the policies and Procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of Clients.

Post Advisory Group

Proxy and Corporate Action Voting Policy

Policy

Post Advisory Group, LLC (“Post”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-ended investment companies (“mutual funds”). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote proxies or act on other actions received in sufficient time prior to their deadlines as part of its discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, Post’s decisions will be made in the best interests of its clients overall. Post shall act in a prudent and diligent manner and make voting decisions which Post believes enhance the value of the assets of client accounts overall. With respect to ERISA accounts, plan beneficiaries and participants, voting will be in accordance with ERISA and the U.S. Department of Labor (“DOL”) guidance thereunder.

Purpose

The purpose of this Proxy and Corporate Action Voting Policy (the “Policy”) is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) and ERISA.

Procedures

Post’s Operations Department is ultimately responsible for ensuring that proxies received by Post are voted in a timely manner and voted consistently across portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

Where a proxy proposal raises a material conflict of interest between Post’s interests and the client’s, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client’s account.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act and DOL Interpretive Bulletin 94-2 issued under ERISA, Post will maintain for the time periods set forth in the Rule 204-2 (i) this Policy, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records, and may rely on proxy statements and records of proxy votes cast by Post that are maintained with a third party such as a proxy voting service, provided that Post has obtained an undertaking from the third party to provide a copy of the documents promptly upon request); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of this Policy by written request addressed to Post. Post will coordinate with the relevant mutual fund service providers to assist in the provision of information required to be filed by such mutual funds on Form N-PX.

GUIDELINES

Each proxy issue will be considered individually, and voted in a manner which Post believes enhances the value of client accounts overall. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements.

Post generally looks unfavorably upon:

•	Issues regarding Board entrenchment and anti-takeover measures such as the following:

•	Proposals to stagger board members’ terms;

•	Proposals to limit the ability of shareholders to call special meetings;

•	Proposals to require super majority votes;

•	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

•	Proposals regarding “fair price” provisions;

•	Proposals regarding “poison pill” provisions; and

•	Permitting “green mail.”

•	Providing cumulative voting rights.

Post generally looks favorably upon:

•	Election of directors recommended by management, except if there is a proxy fight.

•	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

•	Date and place of annual meeting.

•	Rotation of annual meeting place.

•	Limitation on charitable contributions or fees paid to lawyers.

•	Ratification of directors’ actions on routine matters since previous annual meeting.

•	Confidential voting.

•	Limiting directors’ liability.

Post assesses the following on a case by case basis:

•	Proposals to:

•	Pay directors solely in stock.

•	Eliminate director mandatory retirement policy.

•	Mandatory retirement age for directors.

•	Rotate annual meeting location/date.

•	Option and stock grants to management and directors.

•	Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

SCOTIA INSTITUTIONAL ASSET MANAGEMENT US, LTD.

PROXY VOTING GUIDELINES

Scotia Institutional Asset Management US, Ltd. (“Scotia”), in its capacity as an investment advisor, provides investment management and administrative services to investment companies, trusts, estates, individuals, pension plans and corporations (collectively the “Funds”).

Scotia is a subsidiary of the Bank of Nova Scotia (“BNS”). BNS is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries.

The purpose of this document is to outline the general guidelines used by Scotia for voting proxies received from companies held in Funds managed by Scotia.

Subject to compliance with the provisions from time to time of applicable securities and corporate legislation, rules, regulations and policies, Scotia, in its capacity as investment advisor, acting on each Fund’s behalf, has the right and obligation to vote proxies relating to the issuers of each Fund’s portfolio securities. In certain circumstances, Scotia may delegate this function to the Fund’s portfolio advisor or sub-advisor as part of such advisor’s discretionary authority to manage the Fund’s assets. In all cases, Scotia, or the portfolio advisor or the sub-advisor, voting proxies on behalf of a Fund must do so in a manner consistent with the best interests of the Fund and its securityholders. The proxy voting guidelines described below form an important part of Scotia fiduciary duty to maximize the long-term value of each Fund for the benefit of its securityholders. While the Scotia proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances, and retain the right to vote proxies as deemed appropriate.

Our fundamental policy is that Scotia will vote with management of an issuer on routine business matters, otherwise a Fund will not own or maintain a position in the security of that issuer. Examples of routine business applicable to an issuer are voting on the size, nomination and election of the board of directors as well as the appointment of auditors. All other matters that are special or non-routine are assessed on a case-by-case basis with a focus on the potential impact of the vote on the value of the particular investment of the Fund.

Special or non-routine matters are brought to the attention of the portfolio manager(s) of the applicable Fund, and, after assessment, the portfolio manager(s) will direct that such matters be voted in a way that he or she believes will better protect or enhance the value of the investment for the Fund. Without limiting the generality of the foregoing, examples of non-routine business that require assessment on a case-by-case basis before voting the proxies of the issuer are: stock-based compensation plans, executive severance compensation arrangements, shareholders rights plans, corporate restructuring plans, going private transactions in connection with leveraged buyouts, lock-up arrangements, crown jewel defenses, supermajority approval proposals, stakeholder or shareholder proposals etc. The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund and its securityholders.

Scotia fundamental policy to vote proxies on behalf of a Fund in a manner consistent with the best interests of the Fund and its securityholders will always guide any proxy voting decision. If Scotia, on behalf of a Fund, votes against management of an issuer on any particular proposal, whether routine or non-routine, and the Fund continues to own the security of such issuer, documentation of that vote is required along with an explanation to be kept on file. In situations where a portfolio manager decides to vote securities held in his or her Fund differently from another portfolio manager(s) who holds the same security on behalf of another Fund, rationale for the differing vote is documented and kept on file. Factors such as an individual Fund’s investment objectives and strategies may lead to different judgments and conclusions by different portfolio managers about the expected impact of proxy proposals. On occasion, a portfolio manager may abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting the proxy of that issuer is outweighed by the cost. Such instances require that a detailed explanation be kept on file. All such documentation will be submitted to the Portfolio Administrator for filing and record keeping.

Scotia will not vote proxies received for issuers of securities that are no longer held in a Fund. Scotia, on behalf of a Fund, may vote any of the securities a Fund holds in any of its affiliates or associates. However, Scotia, in its sole discretion, may arrange for securityholders of a Fund to vote their share of those securities.

Where Scotia provides sub advisory investment management services to a registered investment company, Scotia will work with the fund’s manager to identify the proxy reports the Fund’s board requires, as well as the frequency of those reports. Scotia will also work with the fund manager to assist in facilitating all required regulatory reporting surrounding proxy voting.

As noted above, Scotia is a subsidiary of BNS. Some of the Funds may hold common shares of BNS or other related entities. There is the potential for a conflict of interest between the interests of the Funds and the interests of Scotia or its employees in connection with the exercise of voting rights of the Funds attached to the BNS shares. There is also the potential for a conflict of interest in connection with the exercise of the Funds’ voting rights attached to the shares of another issuer, where the outcome of the vote may directly impact the price of BNS shares. To the extent that a portfolio manager has any conflict of interest with respect to a company or a matter presented in a proxy proposal, that portfolio manager is required to report to the Legal and Compliance department any such conflicts of interest. In addition, any new conflict of interest situations must also be referred to the Legal & Compliance department.

In order to balance the interests of the Funds in exercising proxies with the desire to avoid the perception of a conflict of interest, Scotia has instituted procedures to help ensure that a Fund’s proxy is voted:

•	in accordance with the business judgment of the portfolio manager, uninfluenced by considerations other than the best interests of the Fund; and

•	free from any influence by BNS and without taking into account any consideration relevant to BNS or any of its associates or affiliates.

Scotia will maintain records relating to a Fund’s proxy voting activity. These will include a record of all proxies received; a record of votes cast; a copy of the reasons for voting against management; a copy of reasons for a portfolio manager voting differently from another portfolio manager; and a copy of any documents prepared by Scotia that were material to making a decision on how to vote, or that memorialized the basis for a decision.

It is the responsibility of the Director & Head Compliance & Investment Counsel to amend this document when necessary to reflect changes at Scotia and changes in applicable laws and regulatory requirements. At a minimum, the document will be reviewed on an annual basis to determine any necessary amendments.

Inquiries should be directed to the Legal and Compliance Department, 29th Floor, 1 Adelaide Street East, Tusonto Ontario, M5C2V9.

March 2015

SSGA FUNDS MANAGEMENT, INC.

GLOBAL PROXY VOTING AND ENGAGEMENT PRINCIPLES

SSGA Funds Management, Inc. (“SSGA FM”), one of the industry’s largest institutional asset managers, is the investment management arm of State Street Bank and Trust Company, a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSGA FM has discretionary proxy voting authority over most of its client accounts, and SSGA FM votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in the SSGA FM Global Proxy Voting and Engagement Principles.

SSGA FM maintains Proxy Voting and Engagement Guidelines for select markets, including: the US, the EU, the UK, Australia, emerging markets and Japan. International markets that do not have specific guidelines are reviewed and voted consistent with our Global Proxy Voting and Engagement Principles; however, SSGA FM also endeavors to show sensitivity to local market practices when voting in these various markets.

SSGA FM’S APPROACH TO PROXY VOTING AND ISSUER ENGAGEMENT

At SSGA FM, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance policies, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights — all to maximize shareholder value.

SSGA FM’s Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another and, likewise, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. SSGA FM maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSGA FM, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSGA FM has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value at the companies held in our clients’ portfolios. SSGA FM conducts issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.

In conducting our engagements, SSGA FM also evaluates the various factors that play into the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights and the independence of the judiciary to name a few. SSGA FM understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSGA FM engages with issuers, regulators, or both, depending on the market. SSGA FM also is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

To help mitigate company specific risk, the team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSGA FM conducts issuer specific engagements with companies covering various corporate governance and sustainability related topics.

The SSGA FM Governance Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSGA FM also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSGA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSGA FM defines engagement methods:

Active

SSGA FM uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

SSGA FM will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA FM to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Recurring

SSGA FM has ongoing dialogue with its largest holdings on corporate governance and sustainability issues. SSGA FM maintains regular face-to-face meetings with these issuers, allowing SSGA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSGA FM feels may negatively impact long-terms hareholder value.

Reactive

Reactive engagement is initiated by the issuers. SSGA FM routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

SSGA FM has established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved. Engagements can last as short as a single meeting or span multiple years.

Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings.SSGA FM believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSGA FM as requiring active engagement, such as shareholder conference calls.

PROXY VOTING PROCEDURE

Oversight

The SSGA FM Corporate Governance Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the SSGA Global Proxy Review Committee (“SSGA PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the¡SSGA Investment Committee. The SSGA Investment Committee reviews and approves amendments to the Guidelines. The SSGA PRC reports to the SSGA Investment Committee, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate SSGA FM’s proxy voting process, SSGA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. SSGA FM utilizes ISS’s services in three ways: (1) as SSGA FM’s proxy voting agent (providing SSGA FM with vote execution and administration services); (2) for applying the Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The SSGA FM Corporate Governance Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, consistent with the Principles, and the accompanying Guidelines, that seek to maximize the value of our client accounts.

In some instances, the Corporate Governance Team may refer significant issues to the SSGA PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSGA PRC, the Corporate Governance. Team will consider whether a material conflict of interest exists between the interests of our client and those of SSGA FM or its affiliates (as explained in greater detail in our “Conflict of Interest” Policy).

SSGA FM votes in all markets where it is feasible; however, SSGA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required or where various market or issuer certifications are required. SSGA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction, or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

See SSGA’s standalone Conflicts of Interest Policy.

PROXY VOTING AND ENGAGEMENT PRINCIPLES

Directors and Boards

The election of directors is one of the most important fiduciary duties SSGA FM performs as a shareholder. SSGA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSGA FM seeks to vote director elections in a way which we, as a fiduciary, believe will maximize the long-term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSGA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSGA FM’s engagement process, SSGA FM routinely discusses the importance of these responsibilities with the boards of issuers.

SSGA FM believes the quality of a board is a measure of director independence, director succession planning, board evaluations and refreshment and company governance practices. In voting to elect nominees, SSGA FM considers many factors. SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. SSGA FM also believes the right mix of skills, independence and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.

Accounting and Audit Related Issues

SSGA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSGA FM believes audit committees should have independent directors as members, and SSGA FM will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSGA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilute its shareholders.

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSGA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSGA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer, or reducing the likelihood of a successful offer. SSGA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSGA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive compensation; SSGA FM believes that there should be a direct relationship between executive compensation and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also consider executive compensation practices when re-electing members of the remuneration committee.

SSGA FM recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSGA FM may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.

General/Routine

Although SSGA FM does not seek involvement in the day-to-day operations of an organization, SSGA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSGA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Securities on Loan

For funds where SSGA FM acts as trustee, SSGA FM may recall securities in instances where SSGA FM believes that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, SSGA FM must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, SSGA FM does not receive timely notice, and is unable to recall the shares on or before the record date. Second, SSGA FM, exercising its discretion may recall shares if it believes the benefit of voting shares will outweigh the foregone lending income. This determination requires SSGA FM, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given past experience in this area, however, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its SSGA FM relationship manager.

February 2015

MANAGING CONFLICTS OF INTEREST

ARISING FROM SSGA’S PROXY VOTING

AND ENGAGEMENT ACTIVITIES

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified by our parent company. In addition, SSGA maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This policy is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through SSGA’s proxy voting activities.

MANAGING CONFLICTS OF INTEREST RELATED TO PROXY VOTING

SSGA has policies and procedures designed to prevent undue influence on SSGA’s voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation (“STT”) SSGA, SSGA affiliates, SSGA Funds or SSGA Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

•

Providing sole voting discretion to members of SSGA’s Corporate Governance Team. Members of the corporate governance team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other STT or SSGA employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the corporate governance team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

•	Exercising a singular vote decision for each ballot item regardless of SSGA’s investment strategy;

•

Prohibiting members of SSGA’s corporate governance team from disclosing SSGA’s voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

•

Mandatory disclosure by members of the SSGA’s Corporate Governance Team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management) to the Head of the Corporate Governance Team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;

•

In certain instances, client accounts and/or SSGA pooled funds, where SSGA acts as trustee, may hold shares in STT or other SSGA affiliated entities, such as mutual funds affiliated with SSGA Funds Management, Inc. In general, SSGA will outsource any voting decision relating to a shareholder meeting of STT or other SSGA affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon SSGA’s in-house policies; and

•	Reporting of voting policy overrides, if any, to the PRC on a quarterly basis.

In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the Guidelines; or (ii) SSGA determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of SSGA’s Corporate Governance Team will determine whether a Material Relationship exists. If so, the matter is referred to the SSGA PRC. The SSGA PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSGA PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSGA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

March 2015

SSGA FM PROXY VOTING AND

ENGAGEMENT GUIDELINES

UNITED STATES

SSGA Funds Management, Inc.’s (“SSGA FM”) US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies and SSGA’s Conflicts of Interest Policy.

SSGA FM’s US Proxy Voting and Engagement Guidelines address areas including board structure, director tenure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the US, SSGA FM expects all companies to act in a transparent manner and provide detailed disclosure on board profiles, related-party transactions, executive compensation and other governance issues that impact shareholders’ long-term interests.

SSGA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active investment teams; collaborating on issuer engagements and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director related proposals at US companies include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding which director nominee to support, SSGA FM considers numerous factors.

Director Elections

SSGA FM’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSGA FM considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights;

•	Board independence; and

•	Board structure.

If a company demonstrates appropriate governance practices, SSGA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSGA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSGA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor;

•	Does the nominee provide professional services to the issuer;

•	Has the nominee attended an appropriate number of board meetings; or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSGA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSGA FM may withhold votes from directors based on the following:

•

When overall average board tenure is excessive and/or individual director tenure is excessive. In assessing excessive tenure, SSGA FM gives consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures;

•	When directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold;

•	CEOs of a public company who sit on more than three public company boards;

•	Director nominees who sit on more than six public company boards;

•

Directors of companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

•

Directors of companies have unilaterally adopted/ amended company by-laws that negatively impact SSGA FM’s shareholder rights (such as fee-shifting, forum selection and exclusion service by-laws) without putting such amendments to a shareholder vote;

•	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

•	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

•	Directors who appear to have been remiss in their duties.

Director Related Proposals

SSGA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud or other indications of significant concern;

•	Proposals to restore shareholders’ ability to remove directors with or without cause;

•	Proposals that permit shareholders to elect directors to fill board vacancies; and

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSGA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

•	Proposals requiring two candidates per board seat.

Majority Voting

SSGA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSGA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSGA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSGA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSGA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, the appointment of and role played by a lead director, a company’s performance and the overall governance structure of the company.

Proxy Access

SSGA FM will consider proposals relating to Proxy Access on a case-by-case basis.

SSGA FM will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be able to nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSGA FM will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices and has a preponderance of non-executive directors with excessively long-tenures serving on the board.

Approve Remuneration of Directors

Generally, SSGA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSGA FM generally supports annual elections for the board of directors.

Confidential Voting

SSGA FM will support confidential voting.

Board Size

SSGA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

AUDIT RELATED ISSUES

Ratifying Auditors and Approving Auditor Compensation

SSGA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSGA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSGA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSGA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

CAPITAL RELATED ISSUES

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSGA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSGA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms.

When applying the thresholds, SSGA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSGA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSGA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSGA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, SSGA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

SSGA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSGA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

MERGERS AND ACQUISITIONS

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

ANTI–TAKEOVER ISSUES

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision that is deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSGA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSGA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSGA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSGA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

•	The company also does not allow shareholders to act by written consent; or

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSGA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSGA FM will vote for management proposals related to special meetings.

Written Consent

SSGA FM will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting; or

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

•	The company has a poor governance profile.

SSGA FM will vote management proposals on written consent on a case-by-case basis.

Super–Majority

SSGA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSGA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

REMUNERATION ISSUES

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSGA FM believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSGA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSGA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

Employee Equity Award Plans

SSGA FM considers numerous criteria when examining equity award proposals. Generally, SSGA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSGA FM reviews that number in light of certain factors, including the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing SSGA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible; and

•	The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control; and

•	Excessive compensation (i.e. compensation plans which are deemed by SSGA FM to be overly dilutive).

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares and, (iv) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments If a plan would not normally meet the SSGA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSGA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSGA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSGA FM takes market practice into consideration.

Compensation Related Items

SSGA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason; and

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSGA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors.

MISCELLANEOUS/ROUTINE ITEMS

SSGA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

•	Opting out of business combination provision;

•	Proposals that remove restrictions on the right of shareholders to act independently of management;

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

•	Shareholder proposals to put option repricings to a shareholder vote;

•

General updating of or corrective amendments to charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

•	Change in corporation name;

•	Mandates that amendments to bylaws or charters have shareholder approval;

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

•	Repeals, prohibitions or adoption of anti-greenmail provisions;

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

•	Exclusive forum provisions.

SSGA FM generally does not support the following miscellaneous/ routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives;

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

•	Proposals to approve other business when it appears as voting item;

•	Proposals giving the board exclusive authority to amend the bylaws; and

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer-by-issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

[1]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

March 2015

SSGA FM PROXY VOTING AND

ENGAGEMENT GUIDELINES

EUROPE

SSGA Funds Management, Inc.’s, (“SSGA FM”) European Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in European markets excluding the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles and SSGA’s Conflicts of Interest Policy which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies.

SSGA FM’s Proxy Voting and Engagement Guidelines in European markets address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in European markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in European companies, SSGA FM also considers guidance issued by the European Commission. Companies should provide detailed explanations under diverse ‘comply or explain’ approaches, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSGA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues arean integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re–election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in European companies include factors such as:

•	Participation in related–party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders;

•	Family ties with any of the company’s advisers, directors or senior employees;

•	Employee and government representatives; and

•	Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively.

While, overall board independence requirements and board structures differ from market to market, SSGA FM considers voting against directors it deems non–independent if overall board independence is below one third. SSGA FM also assesses the division of responsibilities between chairman and CEO on a case–by–case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. SSGA FM may also not support a proposal to discharge the board, if a company fails to meet adequate governance standards or board level independence.

When considering the election or re-election of a non-executive director, SSGA FM also considers the number of outside board directorships a non-executive can undertake and attendance at board meetings. In addition, SSGA FM may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. SSGA FM may vote against article/ bylaw changes that seek to extend director terms. In addition, in certain markets, SSGA FM may vote against directors if their director terms extend beyond four years.

SSGA FM believes companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA FM may vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, SSGA FM may vote against the entire slate.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

In some European markets, differential voting rights continue to exist. SSGA FM supports the “one share one vote” policy and favours a share structure where all shares have equal voting rights. SSGA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSGA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting,

conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. SSGA FM supports proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Related Party Transactions

Certain companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (related companies). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, SSGA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses with legal restrictions lacking in some markets. SSGA FM supports a one-share, one-vote policy, for example, given that dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. SSGA FM opposes unlimited share issuance authorizations as they may be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. SSGA FM also monitors the duration of authorities to issue shares and whether there are restrictions and caps on multiple issuance authorities during the specified time periods. SSGA FM opposes antitakeover defenses such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

REMUNERATION

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non–Executive Director Pay

In European markets, authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

RISK MANAGEMENT

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

March 2015

SSGA FM PROXY VOTING AND ENGAGEMENT GUIDELINES

UNITED KINGDOM

SSGA Funds Management, Inc.’s, (“SSGA FM”), UK Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies and SSGA’s Conflicts of Interest Policy.

SSGA FM’s UK Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the UK and Ireland, SSGA FM expects all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code. Companies should provide detailed explanations under the Code’s ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance wouldserve shareholders’ long-term interests.

SSGA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in UK companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Excessive tenure and a preponderance of long-tenured directors:

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSGA FM also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSGA FM supports the annual election of directors.

While SSGA FM is generally supportive of having the roles of chairman and CEO separated in the UK market, SSGA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities).

SSGA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA FM will vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize share-holder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSGA FM opposes antitakeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

REMUNERATION

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure.

Equity Incentives Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company- by-company basis any non-cash or performance related pay to non-executive directors.

RISK MANAGEMENT

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost.In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that≈environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

March 2015

SSGA FM PROXY VOTING AND ENGAGEMENT GUIDELINES

EMERGING MARKETS

SSGA Funds Management, Inc.’s (“SSGA FM”) Emerging Market Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in emerging markets. This policy complements and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles which provides a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflicts of Interest Policy.

At SSGA FM, we recognize that countries in emerging markets are disparate in their corporate governance frameworks and practices. Concurrent with developing a company specific voting and engagement program, SSGA FM also evaluates the various factors that play into the corporate governance framework of a country. These factors include: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary—to name a few. While emerging market countries tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, SSGA FM’s emerging market proxy voting policy is designed to identify and address specific governance concerns in each market.

SSGA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY IN EMERGING MARKETS

SSGA FM’s approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. Since the overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country, improving the macro governance framework in a country may help reduce governance risks, in turn, increasing the overall value of SSGA FM’s holdings over time. Therefore, in order to improve the overall governance framework and practices in a country, members of our proxy voting and engagement team endeavor to visit emerging market countries and meet with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in emerging markets. To help mitigate company specific risk, the team works alongside members of the active fundamental and emerging market teams to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives SSGA FM’s proxy voting and engagement philosophy in emerging markets.

SSGA FM’s proxy voting guidelines in emerging markets addresses six broad areas:

•	Directors and Boards;

•	Accounting and Audit Related Issues;

•	Shareholder Rights and Capital Related Issues;

•	Remuneration;

•	Environmental and Social Issues; and

•	General/Routine Issues.

DIRECTORS AND BOARDS

SGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. However, several factors such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions and the general resistance from controlling shareholders to increase board independence renders the election of directors as one of the most important fiduciary duties SSGA FM performs in emerging market companies.

SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise.

SSGA FM’s broad criteria for director independence in emerging market companies include factors such as:

•	Participation in related-party transactions;

•	Employment history with company;

•	Relations with controlling shareholders and other

•	employees; and

•	Attendance levels.

AUDIT RELATED ISSUES

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely on financial statements. SSGA FM believes that audit committees provide the necessary oversight on the selection and appointment of auditors, a company’s internal controls and accounting policies, and the overall audit process. In emerging markets, SSGA FM encourages boards to appoint an audit committee composed of a majority of independent auditors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. SSGA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

SSGA FM believes that changes to a company’s capital structure such as changes in authorized share capital, share repurchase and debt issuances are critical decisions made by the board. SSGA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related Party Transcations

Most companies in emerging markets have a controlled ownership structure that often include complex cross-shareholding between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, SSGA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, SSGA FM expects companies to clearly state the business purpose for the program, a definitive number of shares to be repurchase.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

SSGA will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

REMUNERATION

SSGA FM considers it to be the board’s responsibility to set appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, SSGA FM supports director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.

ENVIRONMENTAL AND SOCIAL ISSUES

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

In emerging markets, shareholders seldom vote on environmental and social issues. Therefore, SSGA FM addresses a company’s approach to identifying and managing environmental and social risks stemming for various aspects of its operations in its one-on-one engagement with companies.

GENERAL/ROUTINE ISSUES

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, SSGA FM’s policies consider several factors including historical dividend payouts, pending litigation, governmental investigation, charges of fraud or other indication of significant concerns.

March 2015

SSGA FM PROXY VOTING AND ENGAGEMENT GUIDELINES

JAPAN

SSGA Funds Management, Inc.’s, (“SSGA FM”) Japan Proxy Voting and Engagement Guidelines complement and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflicts of Interest Policy.

SSGA FM’s Proxy Voting and Engagement Guidelines in Japan address areas including; board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in Japan, SSGA FM takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, SSGA FM expects Japanese companies to address conflicts of interest, risk management and demonstrate an effective process for monitoring management. In its analysis and research into corporate governance issues in Japanese companies, SSGA FM also considers guidance issued by the Corporate Law Subcommittee of the Legislative Council within the Ministry of Justice as well as private study groups.

SSGA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, and environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice.

Japanese companies have the option of having a traditional board of directors with statutory auditors, or a board with a committee structure. Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

SSGA FM will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on SSGA FM criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors, however, SSGA FM believes there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•

SSGA FM believes that non-controlled Japanese companies should appoint at least one outside director, otherwise, SSGA FM will oppose the top executive who is responsible for the director nomination process; and

•	For controlled companies with a statutory auditor structure, SSGA FM will oppose the top executive, if the board does not have at least two outside directors.

For companies with a committee structure, SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering general market practice, as well as the independence of the nominee. SSGA FM also takes into consideration the overall independence level of the committees. In determining director independence, SSGA FM considers the following factors:

•	Participation in related-party transactions and other business relations with the company;

•	Past employment with the company;

•	Provides professional services to the company; and

•	Family ties with the company.

Regardless of board structure, SSGA FM may oppose the election of a director for the following reasons:

•	Failure to attend board meetings; or

•	In instances of egregious actions related to a director’s service on the board.

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. SSGA FM believes limitations and indemnification are necessary to attract and retain qualified directors.

AUDIT RELATED ITEMS

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should have the opportunity to vote on their appointment at the annual meeting.

Ratifying External Auditors

SSGA FM will generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

CAPITAL STRUCTURE, REORGANIZATION AND MERGERS

SSGA FM supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSGA FM supports proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

SSGA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSGA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, SSGA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

SSGA FM generally supports increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, SSGA FM may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, SSGA FM will consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. SSGA FM will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. SSGA FM believes the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSGA FM may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

In general, SSGA FM believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment and discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating poison pills, the following conditions must be met before SSGA FM will recommend a vote in favor.

SSGA FM will support the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSGA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, or (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

COMPENSATION

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. SSGA FM, where possible, seeks to encourage the use of performance based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Approve Adjustment to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted and management provides the rationale for the ceiling increase. SSGA FM will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. SSGA FM may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Approve Annual Bonuses for Directors/ Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, SSGA FM believes that existing shareholder approval of the bonus should be considered best practice. As a result, SSGA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Approve Retirement Bonuses for Directors/ Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based on board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, SSGA FM supports these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Approve Stock Plan

Most option plans in Japan are conservative, particularly at large companies. Japan corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, SSGA FM cannot calculate the dilution level and, therefore, SSGA FM may oppose such plans for poor disclosure. SSGA FM also opposes plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. SSGA FM evaluates deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

MISCELLANEOUS/ROUTINE ITEMS

Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, SSGA FM views proposals to expand and diversify the company’s business activities as routine and non-contentious. SSGA FM will monitor instances where there has been an inappropriate acquisition and diversification away from the company’s main area of competence, which resulted in a decrease of shareholder value.

MORE INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its SSGA FM relationship manager.

March 2015

SSGA FM PROXY VOTING AND ENGAGEMENT GUIDELINES

AUSTRALIA

SSGA Funds Management, Inc.’s (“SSGA FM”) Australia Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in Australia. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflict of Interest Policy.

SSGA FM’s Australia Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in Australia, SSGA FM expects all companies at a minimum to comply with the ASX Corporate Governance Principles. Companies should provide detailed explanations under the Principles’ ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.

SSGA FM’S PROXY VOTING AND ENGAGEMENT PHILOSOPHY

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and the Asia-Pacific (“APAC”) investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

DIRECTORS AND BOARDS

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in Australian companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSGA FM also considers the number of outside board director-ships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSGA FM supports the annual election of directors and encourages Australian companies to adopt this practice.

While SSGA FM is generally supportive of having the roles of chairman and CEO separated in the Australia market, SSGA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

SSGA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Australian Corporate Governance Principles requires ASX listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. SSGA FM holds Australian companies to its global standards for developed financial markets, by requiring that all members of the audit committee be independent directors.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Executive pay is another important aspect of corporate governance. SSGA FM believes that executive pay should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. Australian Corporate Governance Principles requires ASX listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill in the event of a second strike, SSGA FM believes that the vote provides investors a mechanism to address concerns it may have on the quality of oversight provided by the board on remuneration issues. Accordingly SSGA FM voting guidelines accommodate local market practice.

Indemnification and limitations on liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AUDIT RELATED ISSUES

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

SHAREHOLDER RIGHTS AND CAPITAL RELATED ISSUES

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSGA FM opposes antitakeover defenses, such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

REMUNERATION

Executive Pay

There is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

RISK MANAGEMENT

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts — Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services

Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

THORNBURG INVESTMENT MANAGEMENT, INC.

THORNBURG INVESTMENT TRUST

PROXY VOTING POLICY

March 2012

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. (“TIM”) and Thornburg Investment Trust (the “Trust”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client and TIM have agreed that TIM shall vote a specific security or all securities in an Account, TIM may abstain from voting or decline to vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value, when TIM believes the costs of voting exceed the likely benefit to the Investment Client, or when TIM believes other factors indicate that the objectives of the Policy are less likely to be realized by voting a security.

It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by agreement with the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a)	Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies;

(b)	If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials; and

(c)	TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a)	Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e)	Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

(f)	Recordkeeping in accordance with “Recordkeeping”, below.

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a)	The name of the issuer of the portfolio security;

(b)	The exchange ticker symbol of the portfolio security;

(c)	The CUSIP number for the portfolio security;

(d)	The shareholder meeting date;

(e)	A brief identification of the matter voted on;

(g)	Whether a vote was cast on the matter;

(h)	How we cast the vote (e.g., “for,” “against,” “abstain,” or “withhold regarding election of directors”); and

(i)	Whether we cast the vote for or against management.

TIM may use service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to TIM’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website and filed with the SEC. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues except that TIM may substitute its judgment in any specific situation involving a Social Issue as provided in the third paragraph under the caption “Voting Objectives.”

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During a “share blocking” period, shares that will be voted at a meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Client’s custodian bank. TIM may choose not to vote an Investment Client’s shares in a “share blocking” market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this “share blocking” period outweighs the benefit of exercising the vote. TIM will exercise its judgment subject to any specific voting instructions agreed to between TIM and the Investment Client.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. While TIM will make efforts to comply with relevant local market rules, TIM frequently does not provide a power of attorney for the following reasons that include but are not limited to: (i) TIM may not have the required Investment Client information that the local market requires, (ii) TIM may deem the expense too great, or (iii) TIM may determine not to provide a power of attorney based upon advice of legal counsel. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a)	Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d)	Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e)	Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(a)	Copies of this Policy as from time to time revised or supplemented;

(b)	A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system or similar accessible database;

(c)	Voting Results for each Investment Client;

(d)	A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(e)	A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client; and

(f)	Communications to Investment Clients respecting Conflicts of Interest.

The Chief Compliance Officer, or a Designated Compliance Officer, shall maintain the following records:

(a)	All written reports arising from annual reviews of policy function; and

(b)	Chronological record of proxy voting records reviewed by quarter.

All records shall be maintained and preserved pursuant to the separately adopted Document Retention and Destruction Policy for the time period indicated in the current Books and Records Matrix. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of TIM.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.

“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.

“President” means the president of TIM, or in the event of his unavailability any individual who is a vice president and managing director of TIM.

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“TIM” means Thornburg Investment Management, Inc.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

UBS GLOBAL ASSET MANAGEMENT

GLOBAL CORPORATE GOVERNANCE PHILOSOPHY

AND PROXY VOTING GUIDELINES AND POLICY

Effective May 13, 2008

UBS GLOBAL ASSET MANAGEMENT

AMERICAS CORPORATE GOVERNANCE AND

PROXY VOTING POLICY AND PROCEDURES

Policy Summary

Underlying our voting and corporate governance policies we have two fundamental objectives:

1. We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.

2. As an investment advisor, we have a strong commercial interest that companies in which we invest on behalf of our clients are successful. We promote best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice.

This policy helps to maximize the economic value of our clients’ investments by establishing proxy voting standards that conform with UBS Global Asset Management’s philosophy of good corporate governance.

Risks Addressed by this Policy

This policy is designed to addresses the following risks:

•	Failure to provide required disclosures for investment advisers and registered investment companies.

•	Failure to vote proxies in best interest of clients and funds.

•	Failure to identify and address conflicts of interest.

•	Failure to provide adequate oversight of third party service providers.

TABLE OF CONTENTS

Voting and Corporate Governance Policy

A.	Global Corporate Governance Principles	D-357

B.	Macro-Rationales and Explanations for Proxy Voting	D-359

C.	Global Voting and Corporate Governance Procedures	D-364

A.	Global Corporate Governance Principles

Overview

These principles describe the approach of UBS Global Asset Management (Americas) Inc., (UBS Global AM) to corporate governance and to the exercise of voting rights on behalf of its clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS Global AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Global AM has a fiduciary duty to vote shares in the clients’ best interest. These principles set forth UBS Global AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Global AM.

Key principles

UBS Global AM’s global corporate governance principles are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as beneficial owners.

We believe voting rights have economic value and should be treated accordingly. Where we have been given the discretion to vote on clients’ behalves, we will exercise our delegated fiduciary responsibility by voting in a manner we believe will most favorably impact the economic value of their investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

Underlying our voting and corporate governance principles we have two fundamental objectives:

1.	We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.

2.	As an investment advisor, we have a strong commercial interest that companies in which we invest, on behalf of our clients are successful. We promote best practice in the boardroom.

To achieve these objectives, we have established this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize our philosophies across UBS Global AM offices worldwide. However, these Principles permit individual regions or countries within UBS Global AM the discretion to reflect local laws or standards where appropriate.

While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. We will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.

Board Structure

Some significant factors for an effective board structure include:

•	An effective Chairman is Key;

•	The roles of Chairman and Chief Executive generally should be separated;

•	Board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of the management of the company;

•	The Board should include executive and non-executive directors; and

•	Non-executive directors should provide a challenging, but generally supportive environment for the executive directors.

Board Responsibilities

Some significant factors for effective discharge of board responsibilities include:

•	The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions).

•	The Board should ensure that at all times:

•	Appropriate management succession plans are in place;

•	The interests of executives and shareholders are aligned;

•	The financial audit is independent and accurate;

•	The brand and reputation of the company is protected and enhanced;

•	A constructive dialogue with shareholders is encouraged; and

•	It receives all the information necessary to hold management to account.

Areas of Focus

Some examples of areas of concern related to our Corporate Governance focus include the following:

•	Economic value resulting from acquisitions or disposals;

•	Operational performance;

•	Quality of management;

•	Independent non-executive directors not holding executive management to account;

•	Quality of internal controls;

•	Lack of transparency;

•	Inadequate succession planning;

•	Poor approach to corporate social responsibility;

•	Inefficient management structure; and

•	Corporate activity designed to frustrate the ability of shareholders to hold the Board to account or realize the maximum value of their investment.

B.	Macro-Rationales and Explanations for Proxy Voting

Overview

These macro-rationales and explanations detail UBS Global AM’s approach to the exercise of voting rights on behalf of its clients (which includes funds, individuals, pension schemes, and all other advisory clients). The basis of the macro rationales and explanations is to define guidelines for voting shares held on behalf of our advisory clients in their best interests.

Macro-Rationales are used to help explain our proxy vote. The Macro-Rationales reflect our global governance principles and local policies, enables voting consistency and provides flexibility our analyst can reflect specific knowledge of the company as it relates to a proposal. Explanations are associated with each Macro-Rationale and are used in our proxy voting operations to communicate our voting decision internally and on client reports.

PROXY VOTING MACRO RATIONALES & EXPLANATIONS

Macro Rationale	Explanation

1. General Guidelines

a. When our view of the management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.	1. View of management is Favorable. 2. View of management is Un-Favorable.

b. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.	1. Management performance is questionable.

c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.	1. A conflict exists between the board and shareholder interests.

d. In general, we oppose proposals, which in our view, act to entrench management.	1. Proposals entrenches management.

e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.	1. While we support management, this proposal should be voted on by shareholders.

Macro Rationale	Explanation

2. Board of Directors and Auditors

a. Unless our objection to management’s recommendation is strenuous, if we believe auditors are competent and professional, we support continuity in the appointed auditing firm subject to regular review.	1. We believe the auditors are competent. 2. We object to these auditors. 3. Nominee for independent Internal Statutory Auditor not considered independent.

b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.	1. Shareholders should be able to set the size of the board.

c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.	1. Shareholders should have the right to call a special meeting.

d. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.	1. Company does not have a lead director. 2. Company has a lead director. 3. Combined Chairman and Chief Executive, contrary to best practice.

e. We will normally vote for all board members unless we determine conflicts exist or the board is not independent.

1. Board ignored shareholder vote.

2. Executive contract exceeds 1 year in length.

3. Not considered independent insufficient independent non-executives.

4. Member of the Audit or Remuneration Committee(s), not considered Independent.

5. Bundled resolution for election of Directors not appropriate.

6. Not Independent, serves on the Compensation and Nomination Committees.

7. Executive contract exceeds 4 years.

8. Not in shareholders’ interests.

3. Compensation

a. We will not try to micro-manage compensation schemes; however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.	1. We will not-micro manage compensation. 2. The overall quantum of remuneration is too high.

b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.	1. Compensation should be set by the board, not shareholders.

Macro Rationale	Explanation

c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.	1. Transparency in compensation is desired.

d. We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles or is highly dilutive.

1. Remuneration policy insufficiently aligned with shareholder interests.

2. The vesting conditions are inappropriate.

3. The vesting conditions are insufficiently challenging.

4. The matching awards are too generous.

5. The re-pricing of options is against best practice.

6. Dilution of executive remuneration scheme exceeds best practice guidelines.

7. Plan structure does not provide suitable long term incentive.

8. Performance conditions unsatisfactory.

9. Contrary to best market practice.

e. Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.	1. Rewards for poor performance are unacceptable.

f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.	1. Compensation should be balanced.

g. In order to increase reporting transparency and approximate accuracy, we believe stock options should be expensed.	1. Stock Options should be expensed.

4. Governance Provisions

a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.	1. One Share, One Vote.

Macro Rationale	Explanation

b. We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take-over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.	1. Poison Pill proposals should have shareholder approval. 2. Current anti-takeover provisions are adequate.

c. Any substantial new share issuance should require prior shareholder approval.	1. Significant share increase should have shareholder approval.

d. We believe proposals that authorize the issuance of new stock without defined terms or have conditions that are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.	1. Blank check stock issuance is not acceptable. 2. Anti-takeover defense, not in shareholders interests. 3. General authority to issue shares without pre-emption rights not in shareholders

e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.	1. We support efforts to improve board independence.

f. We generally do not oppose management’s recommendation to implement a staggered or classified board are generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.	1. Staggered or classified boards provide continuity. 2. Annual election of directors agreeable with management approval.

g. We will support reasonable proposals that enable shareholders to directly nominate directors.	1. Proposal to nominate directors is reasonable. 2. Proposal to nominate directors is questionable.

h. We will vote for shareholder proposals requesting directors be elected by a Majority Vote unless the company has cumulative voting, a director resignation policy in place or is very likely to have one in place by the next meeting.	1. A director resignation policy is in place. 2. A director resignation policy is not in place.

i. We will normally vote for proposals that reduce supermajority voting limits.	1. We support reductions in super majority voting. 2. Existing super majority voting conditions are reasonable.

j. We will vote in favour of shareholder resolutions for confidential voting.	1. We encourage confidential voting.

5. Capital Structure and Corporate Restructuring

a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

1. Companies are free to incorporate anywhere. 2. Actions motivated to entrench management.

Macro Rationale	Explanation

b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

1. Dual classes of stock are inappropriate.

6. Mergers, Tenders Offers & Proxy Contests

a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.	1. We agree with the merger. 2. We object to the merger.

7. Social, Environmental, Political & Cultural

a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.	1. Companies should feel free to compete anywhere in the world.

b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find and optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.	1. Special interest proposals should not be addressed in the proxy.

c. Unless directed by clients to vote in favour of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.	1. Proposal poses an unnecessary economic cost on the company

8. Administrative and Operations

a. Occasionally, stockholder proposals, such as asking for reports, conducting studies and making donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.	1. Special reports, studies and disclosures are not considered economic.

Macro Rationale	Explanation

b. We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.	1. Regulatory agencies do not require this action.

9. Miscellaneous

a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.	1. Voted in accordance with a client guideline.

b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).	1. Obstacles exist to effectively voting this proxy. 2. Local voting practices could restrict our ability to manage the portfolio.

c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.	1. Voting delegated to a proxy voting service per our guidelines.

d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.	1. Lack of details on proposals.

C.	Global Voting and Corporate Governance Procedures

Overview

Where clients have delegated the discretion to exercise the voting rights for shares they beneficially own to UBS Global AM, we have fiduciary duty to vote shares in the clients’ best interests. These procedures provide a structure for appropriately discharging this duty, including the handling of conflicts of interest.

I. Corporate Governance Committees

Members

The UBS Global Asset Management Global Corporate Governance Committee (the “Global Committee) will approve the membership of the UBS Global AM Corporate Governance Committee (the “Americas Committee”). The membership in the Global Committee will be approved by the Equities Investment Committee of UBS Global Asset Management.

Responsibilities of the Global Committee

•	The review, approve and oversee the implementation of the Global Corporate Governance Principles.

•	Keep abreast of and share trends in corporate governance and update these principles as necessary.

•	To provide a forum for discussing corporate governance issues between regions.

•	Coordinate with the Communications group on all corporate or other communication related to global proxy issues.

•	Consult with Analysts, Research Directors and others regarding issues relevant or portfolio companies.

•	Engage and oversee any independent proxy voting services being used.

•	Oversee the activities of the Local Corporate Governance Committees.

•	Review and resolve conflicts of interest.

Meetings

Meetings will be held at least quarterly.

Local Corporate Governance Committees

Each office or region, as applicable, will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. Each Local Corporate Governance Committee will set its own agenda. The Global Committee will nominate the chairs for the Local Corporate Governance Committees. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.

Responsibilities of the Americas Committee

The Americas Committee will serve as the local committee and is responsible for implementing this Policy in the Americas Region.

•	Keep abreast of and share trends in corporate governance and update local policy as necessary.

•	Provide a forum for discussing corporate governance issues within a region.

•	Oversee the proxy voting process.

•	Coordinate with the Communications group all corporate or other communication related to local proxy issues.

•	Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

•	Interpret the Global Corporate Governance Principles in the context of local legal requirements and practice, updating local policy as necessary.

•	Minutes of meetings to be sent to the Global Committee.

Meetings

Meetings will be held at least twice a year.

II. Interaction with Company and Board of Directors

Relationship with the Company and the Board of Directors

•

On behalf of our clients, we aim to be supportive, long-term shareholders. We seek to develop both a long-term relationship and an understanding of mutual objectives and concerns with the companies in which we invest.

•	We do this through meetings between our investment analysts and portfolio managers, on the one hand, and company management and the board of directors, on the other.

•

These meetings enable us to have discussions with company management and the board of directors about corporate strategy and objectives and to make an assessment of management’s performance. They also allow us to monitor a particular company’s development over time and assess progress against our expectations as investors. They also give us an opportunity to outline what our expectations are and to explain our views on important issues.

Formal Communications with the Board

•

Where we suspect poor corporate governance may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.

•

If action is considered necessary, we will attempt to arrange an informal meeting with one or more non-executive (outside) directors to gather additional information and to learn more about the company’s corporate governance practices. The intent of the meeting with non-executive (outside) directors is to understand the company better and to communicate our concerns.

•

All efforts to contact management or the board of directors regarding specific corporate governance issues should be approved by the Global Committee or if time is of the essence the Head or Deputy Head of Global Equity, and the Legal & Compliance Department.

•	If it is determined that appropriate corporate governance practices are not present or likely to be put in place, then we may

•	Formally communicate with the Chairman of the Board or the full Board of Directors;

•	Withdraw our support for the common stock;

•	Reflect our positions in our proxy vote opportunities; or

•	Contact other shareholders regarding our concerns.

Any such steps may only be taken in compliance with applicable law.

III. Contacting the Media

UBS Global AM generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to this Policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, must be directed via Communications/Marketing (country/region/business/investment/global) to the relevant investment area and Legal & Compliance Department. They will determine if there is to be an exception to this rule and inform the relevant Marketing/Communications team. The situation will be explained to UBS Media Relations who will notify the journalist of our position.

IV. Proxy Voting Process

Given the magnitude of the effort, availability of resources and local customs, certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. All operational proxy voting matters will be managed by a dedicated team located in the London office, irrespective of where the underlying client is managed.

The Global and Local Corporate Governance Committees, as appropriate, will bring Legal & Compliance into the decision making process on complex issues and on issues involving conflicts of interests.

The Americas Committee will appoint a deputy who is responsible for voting of all routine proxy matters in accordance with these policies and procedures. The deputy will contact the appropriate industry analyst and/or the members of the Americas Committee for guidance on how to vote non-routine matters.

The Americas Committee, or its delegate, will:

•	Take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority and where we intend to vote;

•	Instruct the Head of Operations to recall, if possible, securities that are currently on loan so that they may be voted on non-routine proxy matters;

•	Implement procedures to identify conflicts and vote such proxies in accordance with Section VI of these procedures;

•	Implement procedures to vote proxies in accordance with client direction if applicable; and

•	Conduct periodic due diligence on any proxy voting services being employed.

V. Proxy Voting Disclosure Guidelines

General

•	Upon request or as required by law or regulation, UBS Global AM will disclose to a client or client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

•

Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal & Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below).

•

Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance Department.

•

Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

•	Companies may be provided with the number of shares we own in them.

•	Proxy solicitors will not be provided with either our votes or the number of shares we own in a particular company.

•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the manner in which we voted.

•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

The Chairman of the Global Committee and the Chair of the Americas Committee must approve exceptions to this disclosure policy.

VI. Proxy Voting Conflict Guidelines

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.

•

UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. {Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.} In the event of any issue arising in relation to Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.

•	Where UBS Global AM is aware of a conflict of interest in voting a particular proxy, the Americas Committee will be notified of the conflict and will determine how such proxy should be voted.

VII. Record Keeping

UBS Global AM will maintain records of proxies voted. Such records include copies of:

•	Our policies and procedures;

•	Proxy statements received;

•	Votes cast per client;

•	Number of shares voted;

•	Communications received and internal documents created that were material to the voting decision; and

•	A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision.

Nothing in these procedures should be interpreted to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegates or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.

Appendix A

Special Disclosure Guidelines for Registered Investment Company Clients

1.	Registration Statement (Open-end and Closed-End Funds) Management is responsible for ensuring the following:

•

That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement.

•

That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

•

That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Securities and Exchange Commission’s (Commission) website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.

2.	Shareholder Annual and Semi-annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•

That each Fund’s shareholders report contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a toll free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

•

That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.

3.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•

That this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may simply be included with the filing. However, the Commission’s preference is that the procedures by included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

•

That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

4.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•

That the securities lending agreement used by a Fund will provide that when voting or consent rights that accompany a loan pass to the borrower, the Fund making the loan will have the right to call the loaned securities to permit the exercise of such rights if the matters involved would have a material affect on the applicable Fund’s investment in the loaned security.

•	That each fund files its complete proxy voting records on Form N-PX for the twelve month period ended June 30 by no later than August 31 of each year.

•

Fund management is responsible for reporting to the Funds’ Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.

5.	Oversight of Disclosure:

•

The Funds’ Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure that Funds’ compliance with relevant federal securities laws.

Effective May 13, 2008

Responsible Parties

The following parties will be responsible for implementing and enforcing this policy: The Americas Committee and Chief Compliance Office of UBS Global AM or his/her designees

Documentation

Monitoring and testing of this policy will be documented in the following ways:

•	Annual review by Funds’ and UBS Global AM’s Chief Compliance Officer of effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of any proxy votes by the Americas Committee

Compliance Dates

•	File Form N-PX by August 31 for each registered investment company client

•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of proxy votes by the Americas Committee

Other Policies

•	Other policies that this policy may affect include:

•	Recordkeeping Policy

•	Affiliated Transaction Policy

•	Code of Ethics

•	Supervision of Service Providers Policy

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

Investor and Counterparty Services (“ICS”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS, which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•    Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.

•    Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•    Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 November 2014

WELLINGTON MANAGEMENT

GLOBAL PROXY VOTING GUIDELINES

Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a shareholder proposal.

Voting guidelines

Composition and role of the board of directors

Elect directors	Case by case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Classify board of directors	Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

Adopt director tenure/retirement age (SP)	Against
Adopt director and officer indemnification	For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow special interest representation to board (SP)	Against

Require board independence	For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include with-holding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require key board committees to be independent	For

Key board committees are the nominating, audit, and compensation committees. Exceptions will be made, as above, with respect to local market conventions.

Require a separation of chair and CEO or require a lead director (SP)	Case by case

We will generally support management proposals to separate the chair and CEO or establish a lead director.

Approve directors’ fees	For

Approve bonuses for retiring directors	Case by case

Elect supervisory board/corporate assembly	For

Elect/establish board committee	For

Adopt shareholder access/majority vote on election of directors (SP)	Case by case

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management compensation

Adopt/amend stock option plans	Case by case

Adopt/amend employee stock purchase plans	For

Approve/amend bonus plans	Case by case

In the US, bonus plans are customarily presented for shareholder approval pursuant to section 162(m) of the omnibus budget reconciliation act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162(m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

Approve remuneration policy	Case by case

Approve compensation packages for named executive officers	Case by case

Determine whether the compensation vote will occur every one, two, or three years	One year

Exchange underwater options	Case by case

We may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or limit severance agreements (golden parachutes)	Case by case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Approve golden parachute arrangements in connection with certain corporate transactions	Case by case

Shareholder approval of future severance agreements covering senior executives (SP)	Case by case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Expense future stock options (SP)	For

Shareholder approval of all stock option plans (SP)	For

Disclose all executive compensation (SP)	For

Reporting of results

Approve financial statements	For

Set dividends and allocate profits	For

Limit non-audit services provided by auditors (SP)	Case by case

We follow the guidelines established by the public company accounting oversight board regarding permissible levels of non-audit fees payable to auditors.

Ratify selection of auditors and set their fees	Case by case

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Elect statutory auditors	Case by case

Shareholder approval of auditors (SP)	For

Shareholder voting rights

Adopt cumulative voting (SP)	Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder) or at companies with two-tiered voting rights.

Shareholder rights plans	Case by case

Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

We generally support plans that include:

• Shareholder approval requirement

• Sunset provision

• Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote)

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

Authorize blank check preferred stock	Case by case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Eliminate right to call a special meeting	Against

Establish right to call a special meeting or lower ownership threshold to call a special meeting (SP)	Case by case

Increase supermajority vote requirement	Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt anti-greenmail provision	For

Adopt confidential voting (SP)	Case by case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Remove right to act by written consent	Against

Capital structure

Increase authorized common stock	Case by case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

Approve merger or acquisition	Case by case

Approve technical amendments to charter	Case by case

Opt out of state takeover statutes	For

Authorize share repurchase	For

Authorize trade in company stock	For

Approve stock splits	Case by case

We approve stock splits and reverse stock splits that preserve the level of authorized but unissued shares.

Approve recapitalization/restructuring	Case by case

Issue stock with or without preemptive rights	Case by case

Issue debt instruments	Case by case

Environmental and social issues	Case by case

We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.

Disclose political and PAC gifts (SP)	Case by case

Report on sustainability (SP)	Case by case

Miscellaneous

Approve other business	Against

Approve reincorporation	Case by case

Approve third-party transactions	Case by case

8 March 2012

Wells Capital Management	Policies and Procedures

Subject:	Date Issued: May 2013
Proxy Voting Policies and Procedures	Date Last Revised: March 2011
Compliance Liaison: Margie D’Almeida	Business Administrator: Jennifer Vraney

I.    Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II.    Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4.	Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholder Services (ISS) a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

•	Annual analysis and rationale for guideline amendments.

C.    Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines. WellsCap, through its agent (ISS), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the ISS’s Proxy Voting Guidelines, and (ii) ISS’S Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/WellsCap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4. Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.

5. Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or WellsCap may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or WellsCap or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

6. Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS’s voting guidelines to avoid any regulatory violations.

III.     Other Provisions

Guideline	Review

The Proxy Committee meets at least annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting polices and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);

•	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

Appendix A

Voting Members of WellsCap Proxy Committee

Jon Baranko-Director of Equity Investments

Jim Tringas- Equity Style Lead Manager

Bobby Chen- Investment Product Specialist

Robert Junkin- Equity Style Portfolio Analyst

John Hockers- Director of Equity Risk Management, Investment Risk Management

Jennifer Vraney-Operations Manager

Consulting members of WellsCap Proxy Committee

Siobhan Foy- Chief Compliance Officer

WHV INVESTMENT MANAGEMENT

INVESTMENT COUNSEL

WHV Proxy Voting Policies and Procedures

Amended: March 5, 2012

A.	Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

WHV votes proxies for the majority of its clients, and therefore has adopted and implemented these Proxy Voting Policies and Procedures.

B.	Policy

It is the policy of WHV to vote proxies in the interest of maximizing value for WHV’s clients. Proxies are an asset of a client, which should be treated by WHV with the same care, diligence, and loyalty as any asset belonging to a client. To that end, WHV will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

C.	Procedures

WHV’s proxy voting process is managed by a Proxy Committee which is composed of portfolio managers, security analysts and Operations staff.

WHV has retained Glass, Lewis & Co., LLC (“voting agent”) to assist in the coordination and voting of client proxies. The WHV Operations Team is responsible for managing the relationship with the voting agent and for ensuring that all proxies are being properly voted and that the voting agent is retaining all of the appropriate proxy voting records.

Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting and maintaining the records required.

•

Obtaining proxy materials. We instruct client custodians to deliver proxy materials for accounts of clients who have given us voting authority. Delivery is made to our voting agent. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for client holdings.

•

Determining the vote. Members of our Proxy Committee have collaboratively established a general statement of voting policy and specific voting positions on substantive proxy issues. The general policy and specific positions are generally intended to further the economic value of each investment for the expected holding period. They are reviewed regularly, as new issues arise for determination or as circumstances change and they serve as guidelines. Ultimately each vote is cast on a case-by-case basis, taking into account the relevant circumstances at the time of each vote.

•

Voting. Using the Internet, our voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Voting members of our Proxy Committee take responsibility for voting according to a rotating schedule. They review the issues and the voting agent’s own analysis and then vote each issue, generally in accordance with our established voting guidelines. When circumstances suggest deviation from our established guidelines, before casting the vote, our committee members may confer with other committee members, our analysts most familiar with the security or our portfolio manager on the account in the case of special holdings.

•

Maintaining records. With the assistance of our voting agent, we maintain records of our policies and procedures, proxy statements received, each vote cast, any documents we create material to our decision making and any client’s written request for proxy voting records as well as our written response to any client request for such records.

•

Conflicts of interest. Any material conflict between our interests and those of a client will be resolved in the best interests of our client. In the event we become aware of such a conflict, we will (a) disclose the conflict and obtain the client’s consent before voting its shares, (b) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of our voting agent or (c) make other voting arrangements consistent with our fiduciary obligations.

•

Shares not voted. Our procedures are reasonably designed to assure that we vote every eligible share, however there are circumstances in which we may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. These circumstances include:

•

Share blocking countries restrict share transactions for various periods surrounding the meeting date. We have taken the position that share liquidity generally has a higher value than the vote and usually do not vote shares subject to transaction restrictions.

•

Still other countries require re-registration of shares to enter a proxy vote, effectively preventing exercise of investment discretion to sell shares for a substantial period of time. The same logic suggests that we not attempt to vote those shares.

•

Some international markets require special powers of attorney to vote certain ordinary shares. These markets are few and our ordinary share holdings relatively modest when weighed against the onerous documentation requirements and generally we have determined not to attempt to qualify our proxy votes for these shares.

•	Lack of adequate information or untimely receipt of proxy materials from the issuer or other resolution sponsor may prevent analysis or entry of a vote by voting deadlines.

•	Certain security lending programs may prevent us from voting proxies when the underlying securities have been lent out and are therefore unavailable to be voted.

•

Obtaining additional information. Clients may obtain a report showing how we voted their shares upon request. In addition, clients may also request a copy of our general Proxy Voting Policy statement and the WHV-specific Proxy Voting Guidelines used by our voting agent.

General Voting Policy for ERISA Accounts

According to the Department of Labor, the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies (unless the voting right is properly reserved by the named fiduciary). The investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility. Managers should have documented guidelines and are required to maintain accurate voting records. Voting rights have economic value and the manager has a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. Voting decisions must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security. This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment. With respect to takeovers, plans are not required to accept the deal if they judge that their plans will achieve a higher economic value by holding the shares.

Given the above obligations and objectives, the guidelines we have established with our voting agent are intended as a general indication of proxy voting decisions most likely to maximize the ultimate value of assets under management. Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines.

Applicability of Guidelines for All Accounts

In the absence of unique client constraints or instructions acceptable in non-fiduciary situations, the guidelines should also serve for voting on all accounts under management.

HIRAYAMA INVESTMENTS, LLC

PROXY VOTING

Implementation Date: August 2008

Most Recent Amendment Date: November 30, 2011

Hirayama Investments is a sub-adviser to WHV. The sub-advisory agreement between WHV and Hirayama Investments provides that Hirayama Investments may not provide investment management services directly to any clients and all Hirayama Investments’ clients are clients of WHV. WHV is responsible for voting proxies of its clients.

Hirayama Investments provides guidance to WHV with respect to the voting of proxies of securities it has recommended to WHV clients, but the actual voting of the proxies is completed by WHV. The following is WHV’s Proxy Voting Policy and Procedures.

It is the policy of WHV (“WHV”) to vote proxies in the interest of maximizing value for WHV’s clients. Proxies are an asset of a client, which should be treated by WHV with the same care, diligence, and loyalty as any asset belonging to a client. To that end, WHV will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

WHV’s proxy voting process is managed by a Proxy Committee which is composed of portfolio managers, security analysts and Operations staff.

WHV has retained Glass, Lewis & Co., LLC (“voting agent”) to assist in the coordination and voting of client proxies. Compliance is responsible for managing the relationship with the voting agent and for ensuring that all proxies are being properly voted and that the voting agent is retaining all of the appropriate proxy voting records.

Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting and maintaining the records required.

•

Obtaining proxy materials.    We instruct client custodians to deliver proxy materials for accounts of clients who have given us voting authority. Delivery is made to our voting agent. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for client holdings.

•

Determining the vote.    Members of our Proxy Committee have collaboratively established a general statement of voting policy and specific voting positions on substantive proxy issues. The general policy and specific positions are generally intended to further the economic value of each investment for the expected holding period. They are reviewed regularly, as new issues arise for determination or as circumstances change and they serve as guidelines. Ultimately each vote is cast on a case-by-case basis, taking into account the relevant circumstances at the time of each vote.

•

Voting.    Using the Internet, our voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Voting members of our Proxy Committee take responsibility for voting according to a rotating schedule. They review the issues and the voting agent’s own analysis and then vote each issue, generally in accordance with our established voting guidelines. When circumstances suggest deviation from our established guidelines, before casting the vote, our committee members may confer with other committee members, our analysts most familiar with the security or our portfolio manager on the account in the case of special holdings.

•

Maintaining records.    With the assistance of our voting agent, we maintain records of our policies and procedures, proxy statements received, each vote cast, any documents we create material to our decision making and any client’s written request for proxy voting records as well as our written response to any client request for such records.

•

Conflicts of interest.    Any material conflict between our interests and those of a client will be resolved in the best interests of our client. In the event we become aware of such a conflict, we will (a) disclose the conflict and obtain the client’s consent before voting its shares, (b) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of our voting agent or (c) make other voting arrangements consistent with our fiduciary obligations.

•

Shares not voted.    Our procedures are reasonably designed to assure that we vote every eligible share, however there are circumstances in which we may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. These circumstances include:

(a)	Share blocking countries restrict share transactions for various periods surrounding the meeting date. We have taken the position that share liquidity generally has a higher value than the vote and usually do not vote shares subject to transaction restrictions.

(b)	Still other countries require re-registration of shares to enter a proxy vote, effectively preventing exercise of investment discretion to sell shares for a substantial period of time. The same logic suggests that we not attempt to vote those shares.

(c)	Some international markets require special powers of attorney to vote certain ordinary shares. These markets are few and our ordinary share holdings relatively modest when weighed against the onerous documentation requirements and generally we have determined not to attempt to qualify our proxy votes for these shares.

(d)	Lack of adequate information or untimely receipt of proxy materials from the issuer or other resolution sponsor may prevent analysis or entry of a vote by voting deadlines.

(e)	Client securities lending programs may prevent us from voting proxies when the underlying securities have been lent out and are therefore unavailable to be voted.

•

Obtaining additional information.    Clients may obtain a report showing how we voted their shares upon request. In addition, clients may also request a copy of our general Proxy Voting Policy statement and the WHV-specific Proxy Voting Guidelines used by our voting agent.

General Voting Policy for ERISA Accounts

According to the Department of Labor, the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies (unless the voting right is properly reserved by the named fiduciary). The investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility. Managers should have documented guidelines and are required to maintain accurate voting records.

Voting rights have economic value and the manager has a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. Voting decisions must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security. This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment. With respect to takeovers, plans are not required to accept the deal if they judge that their plans will achieve a higher economic value by holding the shares.

Given the above obligations and objectives, the guidelines we have established with our voting agent are intended as a general indication of proxy voting decisions most likely to maximize the ultimate value of assets under management. Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines.

Applicability of Guidelines for All Accounts

In the absence of unique client constraints or instructions acceptable in non-fiduciary situations, the guidelines should also serve for voting on all accounts under management.

Glass Lewis Subscription

WHV subscribes to Glass Lewis, an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although Glass Lewis analyses are thoroughly reviewed and considered in making a final voting decision, WHV does not consider recommendations from Glass Lewis to be determinative of WHV’s ultimate decision. Below are a summary of Glass Lewis’s general voting recommendations as well as WHV’s custom policies if in conflict with Glass Lewis’s general policies.

PROXY PAPER™ GUIDELINES

2015 PROXY SEASON

AN OVERVIEW OF THE GLASS LEWIS
APPROACH TO PROXY ADVICE

INTERNATIONAL

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320
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N·W
S·E
140
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GLASS
LEWIS & Co.

1

I.	ELECTION OF DIRECTORS

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

BOARD COMPOSIT ION

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

SLATE ELECTIONS

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

BOARD COMMITTEE COMPOSITION

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

REVIEW OF RISK MANAGEMENT CONTROLS

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

CLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

II.	FINANCIAL REPORTING

ACCOUNTS AND REPORTS

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

INCOME ALLOCATION (DISTRIBUTION OF DIVIDEND)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

APPOINTMENT OF AUDITORS AND AUTHORITY TO SET FEES

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•

When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•

When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

III.	COMPENSATION

COMPENSATION REPORT/COMPENSATION POLICY

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;

•	Performance goals and metrics are inappropriate or insufficiently challenging;

•

Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

•	Guaranteed bonuses are established;

•	There is no clawback policy; or

•	Egregious or excessive bonuses, equity awards or severance payments.

LONG TERM INCENTIVE PLANS

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

Performance-Based Equity Compensation

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

DIRECTOR COMPENSATION

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

LIMITS ON EXECUTIVE COMPENSATION

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

IV.	GOVERNANCE STRUCTURE

AMENDMENTS TO THE ARTICLES OF ASSOCIATION

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

ANTI-TAKEOVER MEASURES

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

INCREASE IN AUTHORIZED SHARES

Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

ISSUANCE OF SHARES

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.

REPURCHASE OF SHARES

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

V.	ENVIRONMENTAL & SOCIAL RISK

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.

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Westfield Capital Management Company, L.P

Proxy Voting Policy

Introduction

Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Compliance Department (wcmcompliance@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight of Proxy Voting Function

Westfield has engaged a third party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. Westfield’s Compliance team will:

•	oversee the vendor; this includes performing periodic audits of the proxy votes and conducting periodic due diligence;

•	ensure required proxy records are retained according to applicable rules and regulations and internal policy;

•	prepare and distribute proxy reports for internal and external requests;

•	review proxy policy and voting guidelines at least annually; and

•	identify material conflicts of interest that may impair our ability to vote shares in our clients’ best interest.

Proxy Voting Guidelines

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. With the exception of those clients invested in Westfield’s Sustainable Growth Equity (“SGE”) Strategy, clients who do not designate a specific set of voting guidelines will be assigned the Standard Guidelines. SGE clients vote in accordance with the Sustainability Guidelines unless they select another policy. A copy of ISS’ voting guidelines is located at the end of this policy.

Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst.

Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes.

Proxy Voting

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests. With limited exceptions, an analyst or portfolio manager may request to override the Standard Guidelines at any time before the votes have been cast. In addition, certain proxy ballots (e.g., contentious proposals) may necessitate further review from the analyst or manager. Compliance will attempt to identify such ballots and bring them to the analyst’s or manager’s attention. If the analyst or manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide rationale for the vote against stated guidelines. No analyst or portfolio manager overrides are permitted in either the Taft-Hartley or SRI Guidelines.

Conflicts of Interest

Compliance is responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of our clients. Since our business is solely focused on providing investment advisory services, it is unlikely that a material conflict will arise in connection with proxy voting. Additionally, per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance team, who may consult with Westfield’s Operating & Risk Management Committee on such matters. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

•	company name

•	meeting agenda

•	how the account voted on each agenda item

•	whether the account vote was in-line or against management recommendation

•	rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

•	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for the past five years;

•

electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

Proxy Voting

•	records of each vote cast for each client;

•

documents created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

•	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

•	disclosure documentation to clients on how they may obtain information on how we voted their securities

United States

Concise Proxy Voting Guidelines

2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published January 7, 2015

Updated February 26, 2015

The policies contained herein are a sampling of select, key U.S. proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2015 proxy voting guidelines can be found at:

http://www.issgovernance.com/policy-gateway/2015-policy-information/

ROUTINE/MISCELLANEOUS

Auditor Ratification

•	General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

•	General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non-shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders — i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:
•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
•	Specific actions taken to address the issues that contributed to the low level of support;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:
•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company’s ownership structure;
•	The company’s existing governance provisions;
•	Whether the amendment was made prior to or in connection with the company’s initial public offering;
•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development;
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.18.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.19.	Failure to replace management as appropriate; or
1.20.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company’s ownership structure and vote results;
•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year’s support level on the company’s say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[5].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

•	General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:
•	The scope of the proposal;
•	The company’s current board leadership structure;
•	The company’s governance structure and practices;
•	Company performance; and
•	Any other relevant factors that may be applicable.

Proxy Access

•	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

[5]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Proxy Contests — Voting for Director Nominees in Contested Elections

•	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

1.	Shareholder Rights & Defenses

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

•	General Recommendation: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:
•	The company’s stated rationale for adopting such a provision;
•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
•

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under ISS’ policy on Unilateral Bylaw/Charter Amendments.

CAPITAL/RESTRUCTURING

Common Stock Authorization

•

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
•	The company’s use of authorized shares during the last three years

•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes of the proposed increase;
•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

•

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes for the proposed increase;
•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

•

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation — Management Proposals (Management Say-on-Pay)

•	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices6, this analysis considers the following:

1.	Peer Group[7] Alignment:
•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

[6]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[7]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment[8] — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company’s peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay[9] compared to grant pay; and
•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

[8]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[9]	ISS research reports include realizable pay for S&P1500 companies.

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:
•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
•	Specific actions taken to address the issues that contributed to the low level of support;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

•

General Recommendation: Vote case-by-case on certain equity-based compensation plans[10] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:
•	Automatic single-triggered award vesting upon a change in control (CIC);
•	Discretionary vesting authority;
•	Liberal share recycling on various award types;
•	Lack of minimum vesting period for grants made under the plan.

•	Grant Practices:
•	The company’s three year burn rate relative to its industry/market cap peers;
•	Vesting requirements in most recent CEO equity grants (3-year look-back);
•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
•	Whether the company maintains a claw-back policy;
•	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with aliberal change-of-control definition;
•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it — for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing — for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
•	Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

[10]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

•

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

•	General Recommendation: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:
•

Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and
•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;
•	Whether company disclosure lags behind industry peers;
•	The company’s actual GHG emissions performance;
•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Political Activities

Lobbying

•

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

•	General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:
•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

•	General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:
•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

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Taft-Hartley Proxy Voting Guidelines Summary

2015 Policy Recommendations

INTRODUCTION

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses — all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

•	Corporate policies that affect job security and wage levels;
•	Corporate policies that affect local economic development and stability;
•	Corporate responsibility to employees, communities and the environment; and
•	Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker -owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

1.	BOARD OF DIRECTORS PROPOSALS

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes concerning the entire board of directors and members of key board committees are examined using the following factors:

Board Independence

Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

•	Lack of board and key board committee independence (fully independent audit, compensation, and nominating committees);
•	Lack of a board that is at least two-thirds (67 percent) independent — i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;
•	Lack of an independent board chair;
•	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees); or
•	Failure to establish any key board committees (i.e. audit, compensation, or nominating).

Board Competence

Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

•	Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation; or
•	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty.

Board Accountability

Practices that promote accountability include; transparency into a company’s governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

•	Problematic Takeover Defenses;
•	Governance Failures;
•	Problematic Compensation Practices; and
•	Problematic Audit-Related Practices.

Board Responsiveness

Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high against/withhold votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company. Vote AGAINST/WITHHOLD from individual directors, committee members, or the entire board as appropriate if:

•

At the previous board election, any director received more than 50 percent AGAINST/WITHHOLD votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high AGAINST/WITHHOLD vote; or

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares.

Independent Directors

Taft-Hartley Advisory Services believes that a board independent of management is of critical value to safeguard a company and its shareholders. Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company. We vote FOR proposals that request that the board comprise of a two-thirds majority of independent directors, and/or its audit, compensation, and nominating committees be comprised wholly of independent directors. We vote AGAINST or WITHHOLD from non-independent director nominees on boards that are not at least two-thirds (67 percent) independent.

Non-indepen dent Chairperson

A principal function of the board is to monitor management, and a fundamental responsibility of the chairperson is to monitor the company’s CEO. This duty is obviously compromised when the chairperson is the CEO. Many investors, including Taft-Hartley fiduciaries, believe that a CEO should not run the board. As executive compensation is heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and board chair positions also represents a critical step in curtailing excessive pay. Indeed, a number of academic studies have demonstrated that executive compensation is higher if the CEO is also the board chair. We vote AGAINST or WITHHOLD from non-independent directors who serve as board chairs, and vote FOR proposals calling for non-executive directors who are not former CEOs or senior-level executives to serve as chairpersons.

Board Structure

Taft-Hartley Advisory Services supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. Classified boards can also reduce director accountability by insulating directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. In these cases, the full board should be responsible for the actions of its directors.

The ultimate result is that classified boards can entrench management and preclude most takeover bids or proxy contests, as well as shield directors from being accountable to shareholders on an annual basis. Good corporate governance practice supports annually elected boards. We vote AGAINST classified boards when the issue comes up for vote. With the exception of new nominees, we will also vote AGAINST or WITHHOLD from all of the nominees up for election if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold vote — in addition to potential future opposition the election of that director.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, Taft-Hartley Advisory Services believes there is an acceptable range which companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, we believe this is a useful benchmark for evaluating such proposals. We vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats. On a CASE-BY-CASE basis, we consider votes AGAINST, WITHHOLDS or other action at companies that have fewer than five directors and more than 15 directors on their board.

Director Performance Evaluation

Taft-Hartley Advisory Services believes that long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining votes with regard to directors in uncontested elections. When evaluating the election of directors, we will evaluate underperforming companies that exhibit sustained poor performance as measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Sustained poor performance for companies outside the Russell 3000 universe is defined as underperforming peers or index on the basis of both one-year and three-year total shareholder returns.

Taft-Hartley Advisory Services will assess the company’s response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders.

Proposals on Board Inclusiveness

Taft-Hartley Advisory Services votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company’s board of directors. Cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board. In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

Taft-Hartley Advisory Services votes AGAINST proposals to eliminate cumulative voting, and votes FOR proposals to allow cumulative voting unless: 1) The company has adopted a majority vote standard, with a carve-out for plurality voting in contested board elections, and a director resignation policy to address failed elections; and 2) company has proxy access thereby allowing shareholders to nominate directors to the company’s ballot.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services generally votes FOR proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills. We vote AGAINST or WITHHOLD from boards where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision.

Majority Supported Shareholder Proposals

Taft-Hartley Advisory Services generally votes AGAINST or WITHHOLDS from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

2.	CAPITAL STRUCTURE

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and vote AGAINST the creation or continuation of dual class structures.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Taft-Hartley Advisory Services reviews proposals to create or abolish preemptive rights on a case-by-case basis.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments—such as fixed dividend payments and seniority of claims to common stock — and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. We will also consider company-specific factors including past board performance, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

3.	AUDITOR RATIFICATION

Auditor Independence

Ratifying auditors is no longer a routine procedure. The wave of accounting scandals at companies in the over the past decade underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The ratio of non-audit services to total revenues at the large accounting firms grew significantly leading up to the accounting scandals. We believe the ratio of non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity

Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

We vote AGAINST ratification of a company’s auditor if it receives more than one-quarter of its total fees for consulting and vote AGAINST or WITHHOLD from Audit Committee members when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. We support shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Companies with significant material weaknesses identified in the

Section 404 disclosures potentially have ineffective internal financial reporting controls. This may lead to inaccurate financial statements, which hampers shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. Taft-Hartley Advisory Services will vote AGAINST management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4.	MERGERS, ACQUISITIONS, AND TRANSACTIONS

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account the following factors:

•	Impact on shareholder value;
•	Changes in corporate governance and their impact on shareholder rights;
•	Fairness opinion (or lack thereof);
•	Offer price (cost vs. premium);
•	Form and mix of payment (i.e. stock, cash, debt, etc.);
•	Change-in-control payments to executive officers;
•	Perspective of ownership (target vs. acquirer) in the deal;
•	Fundamental value drivers behind the deal;
•	Anticipated financial and operating benefits realizable through combined synergies;
•	Financial viability of the combined companies as a single entity;
•	What are the potential legal or environmental liability risks associated with the target firm?;
•	Impact on community stakeholders and employees in both workforces;
•	How will the merger adversely affect employee benefits like pensions and health care?

Reincorporation

Taft-Hartley Advisory Services reviews proposals to change a company’s state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10 -K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

5.	EXECUTIVE COMPENSATION

Stock Option Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company — and shareholders — prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.
Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a CASE-BY-CASE basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, annual burn rate, executive concentration ratios, pay-for-performance and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Taft-Hartley Advisory Services votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to other employees.

Problematic Compensation Practices

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee or board. Taft-Hartley Advisory Services will generally vote AGAINST management “Say on Pay” (MSOP) proposals and consider voting AGAINST or WITHHOLDING from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has problematic compensation practices. In addition, we may consider a vote AGAINST or WITHHOLD from the entire board if the whole board was involved in and contributed to egregious compensation practices.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services votes FOR shareholder proposals that seek additional disclosure of executive and director pay information. We vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits. We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft-Hartley Advisory Services votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and generally opposes proposals to ratify golden parachutes if certain considerations are not met.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider voting AGAINST or WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. We adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Employee Stock Ownership Plans (ESOPs)

Taft-Hartley Advisory Services generally votes FOR ESOPs which allow a company’s employees to acquire stock in the company at a slight discount. Such plans help link employees’ self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

Advisory Votes on Executive Compensation — Management Say-on-Pay Proposals

Taft-Hartley Advisory Services evaluates executive pay and practices, as well as certain aspects of outside director compensation on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•

A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration: a) magnitude of pay misalignment; b) contribution of non-performance-based equity grants to overall pay; and c) the proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation — Management Say on Pay

Taft-Hartley Advisory Services supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

6.	SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Taft-Hartley Advisory Services provides specific narrative explanations for votes on these types of shareholder proposals. Taft-Hartley Advisory Services evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Taft-Hartley Advisory Services’ clients select investment strategies and criteria for their portfolios. Taft-Hartley Advisory Services views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Taft-Hartley Advisory Services votes consistent with the economic best interests of the participants and beneficiaries to create “high road” shareholder and economic value.

In most cases, Taft-Hartley Advisory Services supports proposals that request management to report to shareholders information and practices that would help in evaluating the company’s operations and risk exposures. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Taft-Hartley Advisory Services supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company’s legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES Principles

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well-being.

Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Taft-Hartley Advisory Services votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

•

Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

•	Support the implementation and reporting on ILO codes of conduct.
•	Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.
•	Support requests that a company conduct an assessment of the human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

Political Contributions, Lobbying Reporting & Disclosure

Changes in legislation that govern corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

•	Support reporting of political and political action committee (PAC) contributions.
•	Support establishment of corporate political contributions guidelines and internal reporting provisions or controls.
•	Generally support shareholder proposals requesting companies to review and report on their political lobbying activities including efforts to influence governmental legislation.
•

Vote AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders — at reasonable cost and omitting proprietary information — on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

Workplace Safety

In light of recent fatal accidents at oil refineries (Tesoro – Anacortes refinery, April 2010; and BP – Texas City refinery, March 2005), the 2010 BP Deepwater Horizon incident in the Gulf of Mexico, and the explosion at Massey Energy’s Upper Big Branch mine in 2010, shareholders have sought greater transparency and accountability regarding workplace safety by filing resolutions at a number of corporations.

Taft-Hartley Advisory Services supports shareholder proposals requesting requests for workplace safety reports, including reports on accident risk reduction effort.

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2015 SRI Proxy Voting Guidelines

Executive Summary

Published February, 2015

INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially and environmentally responsible manner.

The dual objectives carry through to the proxy voting activity, after the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed SRI proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual funds. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, the SRI guidelines are based on a commitment to create and preserve economic value and to advance principles of corporate governance best practice consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider recent and company-specific information in arriving at our decisions. Where Social Advisory Services acts as a voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account new social and environmental issues and the latest trends and developments in corporate governance.

The guidelines evaluate management and shareholder proposals as follows:

MANAGEMENT PROPOSALS

1.	Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be comprised of a majority of independent directors and key board committees should be comprised entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose slates of director nominees that are not comprised of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Social Advisory Services will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to failure to adequately guard against or manage ESG risks, and from members of the nominating committee, with the exception of new nominees, where the board lacks gender or racial diversity. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO and requests to adopt cumulative voting, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2.	Board Responsiveness

Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal the received the support of a majority of the shares in the previous year. Other factors we take into account when evaluating board responsiveness issues include: the board’s failure to act on takeover offers where the majority of shares are tendered; at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority or a plurality of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

3.	Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

4.	Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

5.	Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

6.	Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

7.	Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Equity plan proposals are considered on a case-by-case basis using a binomial pricing model that estimates the cost of a company’s stock-based incentive programs. Plan features and any recent controversies surrounding a company’s pay practices are also factored into the analysis of compensation proposals. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay” or MSOP), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote AGAINST management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

8.	Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

9.	Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

SHAREHOLDER PROPOSALS

10.	Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

11.	Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of the potentially significant impact of social and environmental topics on the financial performance of the company. In general, Social Advisory Services supports shareholder proposals on social, workforce, or environmental topics that seek to promote responsible corporate citizenship while enhancing long-term shareholder value. Social Advisory Services will vote for reports that seek additional disclosure particularly when it appears companies have not adequately addressed shareholder concerns on social, workplace, or environmental concerns.

We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image, or reduce its exposure to liabilities and risks.

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

United States

2015 Sustainability Proxy Voting Guidelines

Executive Summary

INTRODUCTION

ISS recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment making decisions in order have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

ISS has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS’ Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), CERES Principles, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. We note there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. ISS updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

The guidelines evaluate management and shareholder proposals as follows:

MANAGEMENT	PROPOSALS

1.	Board of Directors

The Sustainability Policy considers director elections to be one of the most important voting decisions that shareholders make. Boards should be comprised of a majority of independent directors and key board committees should be comprised entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

The Sustainability Policy will generally oppose slates of director nominees that are not comprised of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, the Sustainability Policy will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to failure to adequately guard against or manage ESG risks. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

The Sustainability Policy supports requests asking for the separation of the positions of chairman and CEO and requests to adopt cumulative voting, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. The Sustainability Policy also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. The Sustainability Policy may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2.	Board Responsiveness

The Sustainability Policy will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal the received the support of a majority of the shares in the previous year. Other factors we take into account when evaluating board responsiveness issues include: the board’s failure to act on takeover offers where the majority of shares are tendered; at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority or a plurality of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

3.	Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. The Sustainability Policy will vote against the ratification of the auditor in cases where non-audit fees represent more than 50 percent of the total fees paid to the auditor in the previous year. The Sustainability Policy supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

4.	Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

The Sustainability Policy generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

5.	Miscellaneous Governance Provisions

The Sustainability Policy evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

6.	Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

The Sustainability Policy supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. The Sustainability Policy supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

7.	Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

The Sustainability Policy evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Plan features and any recent controversies surrounding a company’s pay practices are also factored into the analysis of compensation proposals. Shareholder proposals calling for additional disclosure on compensation issues are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay” or MSOP), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. The Sustainability Policy will vote AGAINST management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

The Sustainability Policy will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

The Sustainability Policy will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

8.	Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

9.	Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. The Sustainability Policy evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

SHAREHOLDER PROPOSALS

10.	Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. The Sustainability Policy evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. The Sustainability Policy generally supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

11.	Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of the potentially significant impact of social and environmental topics on the financial performance of the company. In general, the Sustainability Policy supports shareholder proposals seeking enhanced transparency on social, workforce, or environmental topics and will generally recommend in favor of shareholder resolutions that seek additional disclosure particularly when it appears companies have not adequately addressed shareholder concerns on social, workplace, or environmental concerns.

Proposals that ask a company to cease certain actions or operations or resolutions that request the adoption of particular policies, practices or oversight mechanisms could be overly prescriptive and unduly burdensome and are generally not supported under the Sustainability policy.

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

APPENDIX E

EQ ADVISORS TRUST

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of March 31, 2015. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of March 31, 2015, the following persons owned Contracts entitling such persons to give voting instructions regarding more than 25% of the outstanding shares of any Portfolio:

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Quality Bond PLUS Portfolio — Share Class IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	5,451,153.09	28.34%

EQ/JPMorgan Value Opportunities Portfolio — Share Class IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	225,549.64	28.22%

EQ/Calvert Socially Responsible Portfolio — Share Class IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	20,367.63	58.23%

Multimanager Core Bond Portfolio — Share Class IA	Wells Fargo Bank Iowa, N.A. As Trus For The IBP, Inc Retirement Plan 666 Walnut Street Attn: Thomas Hogen, Mac N8200-036 Des Moines, IA 50309	937,400.64	25.57%

AXA Balanced Strategy Portfolio — Share Class IA	Mr Howard S Starr 3606 S Ocean Blvd, Apt 201 Highland Beach, FL 33487-3352	5,925.77	33.63%

	Mr Witold K. Urbanowicz 101 Windrock Ln Cary, NC 27518-9766	8,229.70	46.70%

AXA Growth Strategy Portfolio — Share Class IA	Mr Christopher M. Condron 1115 5Th Ave, Apt 9B New York, NY 10128-0100	40,247.33	48.79%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
All Asset Moderate Growth– Alt 15 Portfolio — Share Class K	Pfeiffer, Gina L. Attn: Mr. Steve Pfeiffer Gina L. Pfeiffer, DDS, Ltd 46545 269th St Sioux Falls, SD 57106	41,155.46	33.20%

All Asset Aggressive– Alt 25 Portfolio — Share Class IB	Rebecca S. Stevens 7617 Ridgemont Dr Des Moines, IA 50322	41,061.65	25.76%

AXA Smart Beta Equity Portfolio — Share Class IB	Aubrey Lively Po Box 1281 Taylor, TX 76574-6281	9,434.40	31.78%

EQ/Convertible Securities Portfolio — Share Class IB	John Paul De Joria 2934 Oestrick Lane Austin, TX 78733	193,303.55	80.66%

All Asset Growth– Alt 20 Portfolio — Share Class K	Moyes-Iverson Dental Dr. Clint Iverson Moyes-Iverson Dental, Llc 1770 E. 5625 So. #B Ogden, UT 84403	22,436.04	49.25%

To the Trust’s knowledge, as of March 31, 2015, the following persons owned Contracts entitling such persons to give voting instructions regarding 5% or more of the outstanding shares of any class of any Portfolio.

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Quality Bond PLUS Portfolio — Share Classs IA	Bayer Corporation c/o James K. Martin Capital Markets & Trust Investments 100 Bayer Road Pittsburgh, PA 15205	1,217,800.97	6.33%

EQ/Intermediate Government Bond Index Portfolio — Share Classs IA	Ashland Inc Retire Bnft Sec Tr c/o Valerie Washington PNC Bank Na 2 PNC Plaza, 7th Floor 620 Liberty Avenue Pittsburgh, PA 15222	2,693,463.32	20.52%

EQ/Money Market Portfolio — Share Classs IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	57,762,205.32	11.49%

EQ/Core Bond Index Portfolio — Share Classs IA	Asplundh Tree Expert Company c/o Joe Dwyer 708 Blair Mill Road Willow Grove, PA 19090	288,217.25	7.15%

	Wells Fargo Bank Iowa, N.A. As Trus For The IBP, Inc Retirement Plan 666 Walnut Street Attn: Thomas Hogen, Mac N8200-036 Des Moines, IA 50309	305,368.64	7.58%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
	Bank of America N.A. Trustee FBO Pitney Bowes Inc. Attn: Ms. Lisa Ann Riso, VP 1300 Merrill Lynch Drive, Msc 0303 Pennington, NJ 08534	600,179.72	14.90%

AXA Large Cap Core Managed Volatility Portfolio — Share Classs IA	Ludwig Fmly Irr Tst Dtd 20080520 Kathleen W Ludwig Rita Whitehead Garland Ttee 605 Piermont Road Demarest, NJ 07627	42,432.77	7.47%

EQ/Wells Fargo Omega Growth Portfolio — Share Classs IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	270,418.49	20.52%

EQ/Capital Guardian Research Portfolio — Share Classs IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	115,193.89	8.38%

AXA International Core Managed Volatility Portfolio — Share Classs IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	143,679.24	6.35%

EQ/Calvert Socially Responsible Portfolio — Share Classs IA	The Marcus Family Irr Tr Dtd Eugenia Marcus Ellen Parker, Ttee 1555 Commonwealth Ave Newton, MA 02465	2,339.56	6.68%

	Roubeni Irrev Trust 20080701 Mahnaz Roubeni Afsoun Nabavian Tte 36 Bayview Ave Great Neck, NY 11021	3,101.17	8.86%

	Hayden Irr Credit Tr Dtd 19920609 Ann L Hayden William Hayden Ttee c/o Jolo Holdings 4101 Founders Boulvard, Ste 100 Batavia, OH 45103	2,033.35	5.81%

Multimanager Mid Cap Growth Portfolio — Share Classs IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd 36Th Floor Jersey City, NJ 07310	219,583.13	15.09%

Multimanager Mid Cap Value Portfolio — Share Classs IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	159,559.80	17.20%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
Multimanager Mid Cap Value Portfolio — Share Classs IB	Bayer Corporation c/o James K Martin Capital Markets & Trust Investments 100 Bayer Road Pittsburgh, PA 15205	430,871.52	5.07%

Multimanager Technology Portfolio — Share Classs IA	Srinivasa V & Rumu A Ins Trt 12/17/ Rumu Acharya 245 Oak Ridge Ave Summitt, NJ 07901	42,125.67	5.23%

Multimanager Technology Portfolio — Share Classs K	Gallant, Greg Attn: Dr. Greg S. Gallant Greg Gallant, Dmd, LLC 33 Clinton Rd Suite 106 West Caldwell, NJ 07006	15,199.68	5.83%

	Auletta, Anthony J. Attn: Dr. Auletta Anthony J. Auletta, Jr. Dmd Pa 420 Harbor Dr. North Indian Rock Beach, FL 33785	13,320.91	5.11%

Multimanager Core Bond Portfolio — Share Classs IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	541,254.48	14.76%

EQ/Boston Advisors Equity Income Portfolio — Share Class IA	Wells Fargo Bank Iowa, N.A. As Trus For The IBP, Inc Retirement Plan 666 Walnut Street Attn: Thomas Hogen, Mac N8200-036 Des Moines, IA 50309	377,606.85	7.03%

	Bank Of America N.A. Trustee FBO Pitney Bowes Inc. Attn: Ms. Lisa Ann Riso, VP 1300 Merrill Lynch Drive Msc 0303 Pennington, NJ 08534	592,159.94	11.03%

AXA/Loomis Sayles Growth Portfolio — Share Class IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	276,569.20	6.56%

EQ/GAMCO Mergers and Acquisitions Portfolio — Share Class IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	148,566.65	12.82%

EQ/MFS International Growth Portfolio — Share Class IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	587,001.72	16.52%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/PIMCO Ultra Short Bond Portfolio — Share Class IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36Th Floor Jersey City, NJ 07310	343,048.31	7.14%

EQ/Global Bond PLUS Portfolio — Share Class IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	148,669.40	5.61%

	Trust Under Arch Coal Inc Def Comp c/o Valerie Washington PNC Bank Na 2 PNC Plaza 7th Floor 620 Liberty Avenue Pittsburgh, PA 15222	166,072.12	6.26%

EQ/Large Cap Value Index Portfolio — Share Class IA	AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	283,402.71	7.78%

	Roby 1995 Ins Tr Dtd 19951124 Hilppa A Roby Dan C Roby Ttee c/o Joe L Roby 834 Fifth Avenue, Apt 8B New York, NY 10065	200,275.44	5.50%

AXA/Mutual Large Cap Equity Managed Volatility Portfolio — Share Class IA	C.H.E.N., Pr, Inc. 401K Personal And Confidential Attn Chri Boston, MA 10220	21,843.28	5.41%

AXA Balanced Strategy Portfolio — Share Class IA	Ms Marcia L. Posenauer 22 Mac Arthur Rd Baldwinsville, NY 13027	3,463.47	19.65%

AXA Growth Strategy Portfolio — Share Class IA	Mr Howard S. Starr 3606 S Ocean Blvd, Apt 201 Highland Beach, FL 33487-3352	13,777.69	16.70%

	Mr Witold K. Urbanowicz 101 Windrock Ln Cary, NC 27518-9766	8,025.28	9.73%

	Mary Beth Farrell 201 E 87Th St, Apt 11P New York, NY 10128-3214	5,564.39	6.74%

	Mr William J. Mc Dermott 35 S Chancellor Street Newtown, PA 18940	11,101.47	13.45%

AXA Ultra Conservative Strategy Portfolio — Share Class IB	William Orcutt Po Box 6274 Cape Eliz, ME 04107	14,965.65	5.08%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
	Beverly A. Stark 541 Cottonwood Drive Veyo, UT 84782	15,174.26	5.15%

	Patrick Mcclaugherty 133 Cr 6381 Dayton, TX 77535	48,020.56	16.32%

	Larry D. Weintraub 5731 Briarcliff Road Los Angeles, CA 90068	24,612.69	8.36%

	Denise D. Weintraub 5731 Briarcliff Road Los Angeles, CA 90068	20,823.73	7.08%

All Asset Moderate Growth–Alt 15 Portfolio — Share Class K	Golden, Robert L. Attn: Dr. Robert Golden Robert L. Golden, DDS 38 Betsy Ross Drive Allentown, NJ 08501	19,527.13	15.75%

	Cooper, George R. George R. Cooper George R. Cooper, Dds 2121 E Dupont Fort Wayne, IN 46845	6,507.83	5.25%

	Caledonia Family Meghan Wheeler-Beachel Caledonia Family Dentistry 3352 Brown Road Caledonia, NY 14423-9534	6,714.18	5.42%

All Asset Aggressive–Alt 25 Portfolio — Share Class IB	Sherel R Hutchins Po Box 124 Pauline, SC 29374-0124	18,955.42	11.89%

	Ronald C. Bramblett 2712 Pembroke Dr Panama City, FL 32405	14,871.74	9.33%

	Palank, Brian Attn: Dr. Palank Brian Palank, DDS P.O. Box 1133 Shepherdstown, WV 25443	15,549.45	11.60%

	Jacobson, Jeffrey D. Jeffrey D. Jacobson Jeffrey D. Jacobson, DDS 1024 Colington Rd #1 Kill Devil Hills, NC 27948	25,703.74	19.17%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
	Dr. Serge Papiernik Serge Papiernik, D.D.S., P.A. 7400 N. Kendall Drive Suite 203 Miami, FL 33156	20,346.56	15.18%

EQ/Emerging Markets Equity PLUS Portfolio — Share Class IB	Betty A Kell 3727 Goldridge Road Eau Claire, WI 54701	14,104.42	5.06%

	Michael J. Phillips 435 8th Ave W Kirkland, WA 98033	15,198.72	5.46%

AXA Natural Resources Portfolio — Share Class IB	Delphine Robyn 225 South Tropical Trail Unit 618 Merritt Island, FL 32952	12,296.67	6.33%

All Asset Aggressive–Alt 50 Portfolio — Share Class IB	Joseph K. Edson 15743 Fire Light Pl Moseley, VA 23120	4,015.04	11.74

	Joseph J. Trusiak 1113 Eisenhower Dr Russellton, PA 15076	2,192.05	6.41%

	Kenneth E. Jarrett 391 Rich Hill Road New Kensington, PA 15068	3,713.93	10.86%

	Jessica Sheedy 8291 Road 21 Payne, OH 45880	1,710.91	5.00%

	Richard A. Fennessy 1037 Colony Dr Crystal Lake, IL 60014	3,929.50	11.49%

	Margaret N Foy 10622 Sage Trail Houston, TX 77089	3,854.42	11.27%

	Angela M Clark 431 Wildflower Dr Fairfax, IA 52228	2,709.64	7.92%

	Akemi Uyema 2305 W 165th St Torrance, CA 90504	1,935.15	5.65%

All Asset Aggressive–Alt 75 Portfolio — Share Class IB	Linda W. Davis 595 Melton Road Rocky Mount, NC 27801	3,642.48	6.86%

	James T. Walston 561 Melton Road Rocky Mount, NC 27801	3,539.06	6.67%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
	Margaret A Benes 4221 S Clinton Stickney, IL 60402	5,691.48	10.72%

	Ross Ponthie 6110 Bayou Robert Dr Alexandria, LA 71301	4,982.73	9.39%

	Greg S Netzer 5021 N 123Rd St Kansas City, KS 66109	2,797.93	5.27%

	Kevin E Dupree 5815 Outlook Mission, KS 66202	10,330.66	19.47%

	Mr Don J. O’Donnell 3525 E. Lk. Sammamish Shln N.E Sammamish, WA 98074	3,283.42	6.18%

AXA Smart Beta Equity Portfolio — Share Class IB	Carle J. Brown 14485 80Th Ave Sebastian, FL 32958	3,611.90	12.16%

	Edward M. Levine 2373 Broadway Apt 1807 New York, NY 10024	1,770.02	5.96%

	Ev Living Trust Dtd Gerald Pindus R 7840 164th St Flushing, NY 11366	3,044.85	10.25%

	Thomas D. Montgomery 1524 Stouff Rd Downingtown, PA 19335	1,573.26	5.29%

EQ/Energy ETF Portfolio — Share Class IB	Delphine Robyn 225 South Tropical Trail Unit 618 Merritt Island, FL 32952	12,856.11	10.32%

	Welester Guerra 3408 S. Bridge Ave Wesalco, TX 78596	12,351.18	9.91%

EQ/Low Volatility Global ETF Portfolio — Share Class IB	Robert Morris 108 Cathcart Rd Gwynedd Valley, PA 19437	19,742.48	20.88%

	Revocable Trust D/T/ Diane J Obrien 17135 Beverly Dr Eden Prairie, MN 55347	9,876.55	10.44%

	Riley S. Grant 9801 East Carolina Place Denver, CO 80247	5,118.25	5.41%

	Irene Del Rio 4630 Norris Rd Fremont, CA 94536	11,051.84	11.68%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

All Asset Growth–Alt 20 Portfolio — Share Class K	Heins’ Family Dent. Robert W. Heins DDS Heins’ Family Dentistry 75 Court Street Plattsburgh, NY 12901	4,356.28	9.56%

	Cashion, Joy Joy Cashion Cashion Dental Pa 2232 Rockingham Loop College Station, TX 77845	2,656.74	5.83%

	Wilhite, Dawn S. Dawn S. Wilhite Dawn Stinson Wilhite, Dmd, Pa 132 Welton Way Mooresville, NC 28117	2,791.88	6.13%

	Moyes-Iverson Dental Dr. Clint Iverson Moyes-Iverson Dental, Llc 1770 E. 5625 So. #B Ogden, UT 84403	22,436.04	49.25%

To the Trust’s knowledge, as of March 31, 2015, the following Portfolios of the Trust and AXA Allocation Portfolios and Target Allocation Portfolios of AXA Premier VIP Trust (“Allocation Portfolios”) owned shares of record in the following Portfolios of the Trust entitling such Allocation Portfolios to give voting instructions regarding 5% or more of the outstanding shares of any class of such Portfolios:

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
AXA Conservative Allocation	Multimanager Mid Cap Growth	222,567.86	5.18%
	EQ/Global Bond PLUS	3,158,182.20	11.85%
	EQ/High Yield Bond	1,159,964.18	7.28%
	EQ/PIMCO Ultra Short Bond	20,784,899.57	12.28%
	EQ/Intermediate Government Bond	51,244,560.23	7.10%
	EQ/Core Bond Index	39,270,326.55	6.30%
	Multimanager Core Bond	3,696,102.25	11.14%

AXA Conservative Plus Allocation	EQ/BlackRock Basic Value Equity	2,137,533.65	5.61%
	EQ/Boston Advisors Equity Income	4,994,056.68	5.06%
	Multimanager Mid Cap Growth	222,797.29	5.19%
	Multimanager Mid Cap Value	384,048.27	6.56%
	EQ/Global Bond PLUS	2,535,292.93	9.51%
	EQ/Quality Bond PLUS	1,142,842.74	6.00%
	EQ/High Yield Bond	1,207,789.01	7.58%
	EQ/PIMCO Ultra Short Bond	16,256,360.78	9.60%
	EQ/Intermediate Government Bond	40,433,234.28	5.60%
	Multimanager Core Bond	2,935,630.76	8.85%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
AXA Moderate Allocation	AXA Large Cap Growth Managed Volatility	10,088,570.38	28.58%
	EQ/Large Cap Growth Index	3,550,600.93	23.21%
	AXA/Loomis Sayles Growth	8,283,232.16	24.00%
	ATM Large Cap Managed Volatility	88,101,567.87	27.60%
	AXA Large Cap Core Managed Volatility	27,815,142.00	26.97%
	EQ/BlackRock Basic Value Equity	12,177,083.24	31.96%
	EQ/Boston Advisors Equity Income	31,738,258.78	32.13%
	AXA Large Cap Value Managed Volatility	13,009,799.25	19.40%
	AXA/Morgan Stanley Small Cap Growth	4,085,151.54	15.13%
	AXA/Lord Abbett Micro Cap	1,884,172.39	16.25%
	AXA/Pacific Global Small Cap Value	1,908,363.51	10.83%
	AXA/Horizon Small Cap Value	1,343,676.44	8.06%
	Multimanager Mid Cap Growth	972,458.04	22.65%
	Multimanager Mid Cap Value	2,667,795.55	45.55%
	ATM Mid Cap Managed Volatility	7,866,864.20	29.42%
	EQ/GAMCO Small Company Value	2,446,290.61	23.92%
	AXA/Franklin Small Cap Value Managed Volatility	2,943,283.08	24.09%
	ATM Small Cap Managed Volatility	20,442,354.34	24.12%
	AXA/AB Small Cap Growth	10,901,144.84	26.72%
	AXA International Core Managed Volatility	14,851,511.05	27.85%
	AXA International Value Managed Volatility	5,340,552.33	22.67%
	AXA Global Equity Managed Volatility	11,666,653.86	31.81%
	ATM International Managed Volatility	49,425,759.78	42.22%
	EQ/MFS International Growth	42,852,942.61	29.68%
	EQ/International Equity Index	2,627,483.54	9.31%
	EQ/Global Bond PLUS	14,268,773.47	53.52%
	EQ/Quality Bond PLUS	4,994,039.89	26.23%
	EQ/High Yield Bond	4,423,957.65	27.76%
	EQ/PIMCO Ultra Short Bond	73,782,990.18	43.59%
	EQ/Intermediate Government Bond	188,880,610.21	26.17%
	EQ/Core Bond Index	150,418,562.21	24.15%
	Multimanager Core Bond	14,567,245.32	43.91%

AXA Moderate – Plus Allocation	AXA Large Cap Growth Managed Volatility	14,323,553.60	40.58%
	EQ/Large Cap Growth Index	6,813,768.75	44.54%
	AXA/Loomis Sayles Growth	15,738,141.11	45.60%
	ATM Large Cap Managed Volatility	144,920,281.89	45.40%
	AXA Large Cap Core Managed Volatility	47,233,807.09	45.81%
	EQ/BlackRock Basic Value Equity	15,080,056.63	39.58%
	EQ/Boston Advisors Equity Income	39,292,282.18	39.78%
	AXA Large Cap Value Managed Volatility	31,564,158.42	47.07%
	AXA/Morgan Stanley Small Cap Growth	10,513,918.26	38.93%
	AXA/Lord Abbett Micro Cap	4,815,282.33	41.52%
	AXA/Pacific Global Small Cap Value	4,395,710.91	24.94%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
	AXA/Horizon Small Cap Value	4,274,503.15	25.64%
	Multimanager Mid Cap Growth	1,549,839.75	36.10%
	Multimanager Mid Cap Value	1,300,410.17	22.20%
	ATM Mid Cap Managed Volatility	11,570,154.41	43.28%
	EQ/GAMCO Small Company Value	3,426,586.79	33.51%
	AXA/Franklin Small Cap Value Managed Volatility	6,396,631.48	52.35%
	ATM Small Cap Managed Volatility	44,670,268.88	52.70%
	AXA/AB Small Cap Growth	17,827,792.42	43.69%
	AXA International Core Managed Volatility	23,747,758.85	44.53%
	AXA International Value Managed Volatility	10,974,767.13	46.59%
	AXA Global Equity Managed Volatility	15,171,211.68	41.37%
	ATM International Managed Volatility	73,429,086.96	62.72%
	EQ/MFS International Growth	56,053,081.40	38.82%
	EQ/International Equity Index	9,412,781.08	33.35%
	EQ/Quality Bond PLUS	4,236,396.60	22.25%
	EQ/High Yield Bond	1,546,683.58	9.71%
	EQ/PIMCO Ultra Short Bond	50,622,892.93	29.91%
	EQ/Intermediate Government Bond	137,330,272.50	19.03%
	EQ/Core Bond Index	102,473,171.91	16.45%
	Multimanager Core Bond	9,042,374.45	27.26%

AXA Aggressive Allocation	AXA Large Cap Growth Managed Volatility	5,405,267.12	15.31%
	EQ/Large Cap Growth Index	3,228,385.46	21.10%
	AXA/Loomis Sayles Growth	7,385,882.01	21.40%
	ATM Large Cap Managed Volatility	64,365,305.95	20.16%
	AXA Large Cap Core Managed Volatility	19,880,361.43	19.28%
	EQ/BlackRock Basic Value Equity	5,715,612.57	15.00%
	EQ/Boston Advisors Equity Income	14,705,753.13	14.89%
	AXA Large Cap Value Managed Volatility	17,101,236.99	25.50%
	AXA/Morgan Stanley Small Cap Growth	5,202,425.86	19.26%
	AXA/Lord Abbett Micro Cap	2,132,420.56	18.39%
	AXA/Pacific Global Small Cap Value	1,273,838.80	7.23%
	AXA/Horizon Small Cap Value	1,251,888.72	7.51%
	Multimanager Mid Cap Growth	899,374.00	20.95%
	Multimanager Mid Cap Value	494,236.97	8.44%
	ATM Mid Cap Managed Volatility	5,545,593.66	20.74%
	EQ/GAMCO Small Company Value	1,652,702.27	16.16%
	AXA/Franklin Small Cap Value Managed Volatility	2,627,607.95	21.50%
	ATM Small Cap Managed Volatility	16,777,429.49	19.80%
	AXA/AB Small Cap Growth	5,789,362.27	14.19%
	AXA International Core Managed Volatility	9,308,982.47	17.46%
	AXA International Value Managed Volatility	6,190,568.76	26.28%
	AXA Global Equity Managed Volatility	6,029,173.54	16.44%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
	ATM International Managed Volatility	28,426,758.14	24.28%
	EQ/MFS International Growth	24,290,836.36	16.82%
	EQ/International Equity Index	8,160,372.70	28.91%
	EQ/Quality Bond PLUS	996,448.56	5.23%

All Asset Growth – Alt 20	EQ/T.Rowe Price Growth Stock	394,669.67	17.52%
	EQ/Invesco Comstock	1,049,810.57	45.32%
	EQ/Emerging Markets Equity PLUS	902,059.25	22.84%
	EQ/Real Estate PLUS	1,072,791.52	55.94%
	EQ/GAMCO Mergers and Acquisitions	891,441.77	59.72%
	AXA Natural Resources	1,048,480.97	54.48%
	EQ/Global Bond PLUS	2,952,912.37	11.08%
	EQ/PIMCO Global Real Return	1,207,020.03	45.70%
	EQ/High Yield Bond	877,889.05	5.51%

All Asset Aggressive – Alt 25	EQ/Real Estate PLUS	96,767.22	5.05%
	AXA Natural Resources	106,577.56	5.54%

All Asset Aggressive – Alt 75	AXA Natural Resources	114,724.34	5.96%

Target Allocation 2015 Portfolio	EQ/Equity 500 Index	462,584.23	6.19%
	Multimanager Aggressive Equity	36,103.11	26.95%
	EQ/Emerging Markets Equity	372,739.56	9.44%

Target Allocation 2025 Portfolio	Multimanager Aggressive Equity	58,401.99	43.59%
	EQ/Emerging Markets Equity	742,858.38	18.81%
	EQ/Equity 500 Index	1,314,838.08	17.60%
	EQ/Small Company Index	606,892.86	15.38%
	EQ/International Equity Index	1,989,747.57	7.05%
	Multimanager Mid Cap Value	300,552.73	5.13%

Target Allocation 2035 Portfolio	EQ/Equity 500 Index	1,097,840.28	14.70%
	Multimanager Aggressive Equity	26,610.91	19.86%
	EQ/Small Company Index	557,045.86	14.12%
	EQ/Emerging Markets Equity	558,407.95	14.14%
	EQ/International Equity Index	1,523,913.98	5.40%

Target Allocation 2045 Portfolio	EQ/Equity 500 Index	806,719.78	10.80%
	Multimanager Aggressive Equity	12,941.16	9.66%
	EQ/Small Company Index	422,958.72	10.72%
	EQ/Emerging Markets Equity PLUS	406,992.77	10.30%

AXA Conservative Strategy	AXA/AB Short Duration Government Bond	9,403,285.01	9.81%

AXA Conservative Growth Strategy	AXA 500 Managed Volatility	17,565,221.80	5.43%
	AXA 400 Managed Volatility	543,533.20	5.12%
	AXA 2000 Managed Volatility	5,524,545.43	5.40%
	AXA International Managed Volatility	6,412,966.59	5.48%
	EQ/Core Bond Index	31,291,761.92	5.02%
	AXA/AB Short Duration Government Bond	11,685,027.35	12.19%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
AXA Balanced Strategy	AXA 500 Managed Volatility	49,095,285.33	15.18%
	AXA 400 Managed Volatility	1,580,718.64	14.88%
	AXA 2000 Managed Volatility	15,643,560.08	15.30%
	AXA International Managed Volatility	17,892,154.85	15.28%
	EQ/Core Bond Index	58,819,880.46	9.44%
	AXA/AB Short Duration Government Bond	21,021,260.32	21.93%
	EQ/Intermediate Government Bond	63,972,798.93	8.86%

AXA Moderate Growth Strategy	AXA 500 Managed Volatility	123,985,385.08	38.33%
	AXA 400 Managed Volatility	3,976,767.24	37.45%
	AXA 2000 Managed Volatility	38,919,988.12	38.05%
	AXA International Managed Volatility	44,732,331.19	38.21%
	EQ/Core Bond Index	99,358,026.84	15.95%
	AXA/AB Short Duration Government Bond	34,278,052.06	35.76%
	EQ/Intermediate Government Bond	106,052,475.89	14.69%

AXA Growth Strategy	AXA 500 Managed Volatility	81,223,953.32	25.11%
	AXA 400 Managed Volatility	2,805,197.85	26.41%
	AXA 2000 Managed Volatility	25,634,948.35	25.06%
	AXA International Managed Volatility	29,212,093.00	24.95%
	EQ/Core Bond Index	41,313,165.11	6.63%
	AXA/AB Short Duration Government Bond	14,345,908.63	14.97%
	EQ/Intermediate Government Bond	44,313,936.92	6.14%

AXA Aggressive Strategy	AXA 500 Managed Volatility	46,947,973.03	14.51%
	AXA 400 Managed Volatility	1,473,441.28	13.87%
	AXA 2000 Managed Volatility	15,118,783.96	14.78%
	AXA International Managed Volatility	17,122,545.23	14.63%
	AXA/AB Short Duration Government Bond	5,202,541.68	5.43%

Charter Equity	EQ/Capital Guardian Research	26,725.58	15.79%

Charter Alternative 100 Conservative Plus	EQ/GAMCO Mergers and Acquisitions	112,399.12	7.53%
	EQ/Convertible Securities	77,118.09	6.27%

Charter Alternative 100 Moderate	EQ/GAMCO Mergers and Acquisitions	106,568.66	7.14%
	EQ/Convertible Securities	77,272.02	6.28%
	EQ/Energy ETF	51,851.10	10.77%

Charter Alternative 100 Growth	EQ/Energy ETF	60,837.99	12.63%

Charter Interest Rate Strategies	EQ/Convertible Securities	69,480.17	5.65%
	EQ/Energy ETF	30,336.32	6.30%
	EQ/Low Volatility Global ETF	76,076.49	18.74%

Charter Real Assets	EQ/Energy ETF	25,255.28	5.24%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
Charter Conservative	EQ/Convertible Securities	112,220.71	9.12%
	EQ/Capital Guardian Research	13,487.12	7.97%

Charter Moderate	EQ/Convertible Securities	121,783.28	9.90%
	EQ/Capital Guardian Research	32,735.23	19.34%

Charter Moderate Growth	EQ/Convertible Securities	73,294.14	5.96%
	EQ/Capital Guardian Research	31,118.80	18.39%

Charter Growth	EQ/Convertible Securities	63,462.77	5.16%
	EQ/Energy ETF	27,272.47	5.66%
	EQ/Capital Guardian Research	42,065.81	24.86%
	EQ/Wells Fargo Omega Growth	38,204.38	5.43%
	EQ/Low Volatility Global ETF	22,651.09	5.58%

Charter Aggressive Growth	EQ/Capital Guardian Research	23,126.51	13.67%

Charter Multi-Sector Bond	EQ/High Yield Bond	2,253,090.69	14.14%
	EQ/PIMCO Global Real Return	613,409.14	23.22%
	EQ/Quality Bond PLUS	6,059,262.17	31.83%

Charter Small Cap Growth	AXA/Morgan Stanley Small Cap Growth	6,715,202.18	24.86%
	AXA/Lord Abbett Micro Cap	2,426,791.88	20.92%

Charter Small Cap Value	AXA/Pacific Global Small Cap Value	9,626,895.29	54.61%
	AXA/Horizon Small Cap Value	9,183,168.18	55.09%

AXA/Templeton Allocation Managed Volatility	AXA/Templeton Global Equity Managed Volatility	40,945,000.84	92.77%
	AXA/Franklin Balanced Managed Volatility	45,801,684.68	99.95%
	AXA/Mutual Large Cap Equity Managed Volatility	36,458,946.36	99.95%

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Agreement and Declaration of Trust.[1]

(a)(2)	Amended and Restated Agreement and Declaration of Trust.[2]

(a)(2)(i)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust.[4]

(a)(2)(ii)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust.[6]

(a)(3)	Certificate of Trust.[1]

(a)(4)	Certificate of Amendment to the Certificate of Trust.[2]

(b)(1)(i)	By-Laws.[1]

(c)(1)(ii)	None, other than Exhibits (a)(2) and (b)(1)(i).

(d)	Investment Advisory Contracts

(d)(1)(i)(A)(i)	Investment Management Agreement dated as of May 1, 2011 between EQ Advisors Trust (the “Trust”) and AXA Equitable Funds Management Group, LLC (“FMG LLC” or “AXA FMG”). [29]

(d)(1)(i)(A)(ii)	Amendment No. 1 effective as of August 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [29]

(d)(1)(i)(A)(iii)	Amendment No. 2 effective as of September 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [29]

(d)(1)(i)(A)(iv)	Amendment No. 3 effective as of October 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[31]

(d)(1)(i)(A)(v)	Amendment No. 4 effective as of February 8, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[36]

(d)(1)(i)(A)(vi)	Amendment No. 5 effective as of September 1, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [36]

(d)(1)(i)(A)(vii)	Amendment No. 6 effective as of May 1, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [39]

(d)(1)(i)(A)(viii)	Amendment No. 7 effective as of September 1, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [39]

(d)(1)(i)(A)(ix)	Amendment No. 8 effective as of October 21, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [39]

1

(d)(1)(i)(A)(x)	Amendment No. 9 effective as of April 4, 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [43]

(d)(1)(i)(A)(xi)	Amendment No. 10 effective as of June 1, 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [43]

(d)(1)(i)(A)(xii)	Amendment No. 11 effective as of July 16, 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [44]

(d)(1)(i)(A)(xiii)	Amendment No. 12 effective as of January 20, 2015 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [44]

(d)(1)(i)(A)(xiv)	Amendment No. 13 effective as of April 30, 2015 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC, [45]

(d)(1)(i)(B)(i)	Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the All Asset Growth – Alt 20 Portfolio (formerly, the All Asset Allocation Portfolio), EQ/Boston Advisors Equity Income Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/MFS International Growth Portfolio, AXA/Loomis Sayles Growth Portfolio (formerly, EQ/Montag & Caldwell Growth Portfolio), EQ/PIMCO Ultra Short Bond Portfolio, EQ/T. Rowe Price Growth Stock Portfolio and EQ/UBS Growth and Income Portfolio (collectively, the “MONY Portfolios”). [29]

(d)(1)(i)(B)(ii)	Amendment No. 1 effective as of April 30, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC on behalf of the MONY Portfolios. [34]

(d)(1)(i)(B)(iii)	Amendment No. 2 effective as of September 1, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and AXA FMG on behalf of the MONY Portfolios. [36]

(d)(1)(i)(B)(iv)	Amendment No. 3 effective as of September 1, 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and AXA FMG on behalf of the MONY Portfolios. [44]

(d)(1)(i)(C)(i)	Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to certain fund of funds portfolios (“Fund of Funds Portfolios”). [29]

(d)(1)(i)(C)(ii)	Amendment No. 1 dated as of June 7, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios.[30]

(d)(1)(i)(C)(iii)	Amendment No. 2 effective as of April 12, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios. [34]

2

(d)(1)(i)(C)(iv)	Amendment No. 3 effective as of August 29, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios.[36]

(d)(1)(i)(C)(v)	Amendment No. 4 effective as of October 21, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios. [39]

(d)(1)(i)(C)(vi)	Amendment No. 5 effective as of July 16, 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios. [44]

(d)(2)(i)	Investment Advisory Agreement between FMG LLC and T. Rowe Price Associates, Inc. (“T. Rowe Price”) dated as of May 1, 2011. [29]

(d)(2)(ii)	Amendment No. 1 effective as of June 6, 2013, to the Investment Advisory Agreement between FMG LLC and T. Rowe Price dated as of May 1, 2011. [40]

(d)(2)(iii)	Amendment No. 2 effective as of June 1, 2014, to the Investment Advisory Agreement between FMG LLC and T. Rowe Price dated as of May 1, 2011. [43]

(d)(2)(iv)	Amendment No. 3 effective as of July 16, 2014, to the Investment Advisory Agreement between FMG LLC and T. Rowe Price dated as of May 1, 2011. [44]

(d)(3)(i)	Investment Advisory Agreement between FMG LLC and Massachusetts Financial Services Company (doing business as MFS Investment Management) (“MFSIM”) dated as of May 1, 2011. [29]

(d)(3)(ii)	Amendment No. 1 effective as of June 6, 2013, to the Investment Advisory Agreement between FMG LLC and MFSIM dated as of May 1, 2011. [40]

(d)(3)(iii)	Amendment No. 2 effective June 1, 2014, to the Investment Advisory Agreement between FMG LLC and MFSIM dated as of May 1, 2011. [44]

(d)(3)(iv)	Amendment No. 3 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and MFSIM dated as of May 1, 2011. [44]

(d)(4)(i)	Investment Advisory Agreement between FMG LLC and Morgan Stanley Investment Management (“MSIM”) dated as of May 1, 2011. [29]

(d)(4)(ii)	Amendment No. 1 effective as of April 4, 2014 to the Investment Advisory Agreement between FMG LLC and MSIM dated as of May 1, 2011. [42]

(d)(4)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and MSIM dated as of May 1, 2011. [44]

(d)(5)(i)	Investment Advisory Agreement between FMG LLC and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) dated as of May 1, 2011. [29]

(d)(6)(i)(A)(i)	Investment Advisory Agreement between FMG LLC and AllianceBernstein L.P. (“AllianceBernstein”) effective as of May 1, 2011. [29]

3

(d)(6)(i)(A)(ii)	Amendment No. 1 effective as of September 1, 2011 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [31]

(d)(6)(i)(A)(iii)	Amendment No. 2 effective as of August 1, 2012 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011.[36]

(d)(6)(i)(A)(iv)	Amendment No. 3 effective as of September 1, 2012, to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011.[36]

(d)(6)(i)(A)(v)	Amendment No. 4 effective as of June 1, 2014, to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [43]

(d)(6)(i)(A)(vi)	Amendment No. 5 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [44]

(d)(6)(i)(A)(vii)	Amendment No. 6 effective as of April 30, 2015 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [45]

(d)(6)(i)(B)(i)	Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the ATM Core Bond Portfolio and the ATM Intermediate Government Bond Portfolio. [29]

(d)(6)(i)(B)(ii)	Amendment No. 1 effective as of December 4, 2012 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the EQ/AllianceBernstein Short Duration Government Bond Portfolio (formerly, ATM Intermediate Government Bond Portfolio). [36]

(d)(6)(i)(B)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the EQ/AllianceBernstein Short Duration Government Bond Portfolio (formerly, ATM Intermediate Government Bond Portfolio). [44]

(d)(6)(i)(B)(iv)	Amendment No. 3 effective as of April 30, 2015 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the AXA/AB Short Duration Government Bond Portfolio (formerly, EQ/AllianceBernstein Short Duration Government Bond Portfolio) (filed herewith)

(d)(6)(i)(C)(i)	Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the EQ/Small Company Index Portfolio. [29]

(d)(7)(i)	Investment Advisory Agreement between FMG LLC and Capital Guardian Trust Company (“Capital Guardian”) dated as of May 1, 2011. [29]

(d)(7)(ii)	Amendment No. 1 effective as of June 24, 2013, to the Investment Advisory Agreement between FMG LLC and Capital Guardian dated as of May 1, 2011. [40]

4

(d)(7)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Capital Guardian as of May 1, 2011. [44]

(d)(8)(i)	Investment Advisory Agreement between FMG LLC and Calvert Investment Management, Inc. (“Calvert”) dated as of May 1, 2011. [2][9]

(d)(8)(ii)	Amended and Restated Investment Advisory Agreement between FMG LLC and Calvert dated as of August 1, 2011. [29]

(d)(9)(i)	Investment Advisory Agreement between FMG LLC and Marsico Capital Management, LLC (“Marsico”) dated as of May 1, 2011. [29]

(d)(9)(ii)	Amendment No. 1 effective as of June 1, 2014 to the Investment Advisory Agreement between FMG LLC and Marsico dated as of May 1, 2011. [43]

(d)(9)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Marsico dated as of May 1, 2011. [44]

(d)(10)(i)	Investment Advisory Agreement between FMG LLC and Pacific Investment Management Company, LLC (“PIMCO”) dated as of May 1, 2011. [29]

(d)(10)(ii)	Amendment No. 1 effective as of May 1, 2012 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [36]

(d)(10)(iii)	Amendment No. 2 effective as of February 8, 2013 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [36]

(d)(10)(iv)	Amendment No. 3 effective as of July 19, 2013 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [40]

(d)(10)(v)	Amendment No. 4 effective as of June 1, 2014 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [42]

(d)(10)(vi)	Amendment No. 5 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [44]

(d)(11)(i)	Investment Advisory Agreement between FMG LLC and Wellington Management Company, LLP (“Wellington”) dated as of May 1, 2011. [29]

(d)(11)(ii)	Amendment No. 1 effective as of June 1, 2014 to the Investment Advisory Agreement between FMG LLC and Wellington dated as of May 1, 2011. [43]

(d)(11)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Wellington dated as of May 1, 2011. [44]

(d)(12)(i)	Investment Advisory Agreement between FMG LLC and Boston Advisors, LLC (“Boston Advisors”) dated as of May 1, 2011. [29]

(d)(13)(i)	Investment Advisory Agreement between FMG LLC and GAMCO Asset Management, Inc. (“GAMCO”) dated as of May 1, 2011. [29]

5

(d)(14)(i)	Investment Advisory Agreement between FMG LLC and Montag & Caldwell, LLC (“Montag”) dated as of May 1, 2011. [29]

(d)(15)(i)	Investment Advisory Agreement between FMG LLC and SSgA Funds Management, Inc. (“SSgA FM”) dated as of May 1, 2011. [29]

(d)(15)(ii)	Amendment No. 1 effective as of July 10, 2012 to the Investment Advisory Agreement between FMG LLC and SSgA FM dated as of May 1, 2011. [36]

(d)(15)(iii)	Amendment No. 2 effective as of June 1, 2014 to the Investment Advisory Agreement between FMG LLC and SSgA FM dated as of May 1, 2011. [43]

(d)(16)(i)	Investment Advisory Agreement between FMG LLC and UBS Global Asset Management (Americas) Inc. (“UBS”) dated as of May 1, 2011. [29]

(d)(17)(i)(A)(i)	Investment Advisory Agreement between FMG LLC and Wells Capital Management, Inc. (“Wells Capital”) dated as of May 1, 2011. [29]

(d)(17)(i)(A)(ii)	Amendment No. 1 effective as of June 6, 2013, to the Investment Advisory Agreement between FMG LLC and Wells Capital dated as of May 1, 2011. [40]

(d)(17)(i)(A)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Wells Capital dated as of May 1, 2011. [44]

(d)(17)(i)(B)(i)	Investment Advisory Agreement between FMG LLC, Wells Capital and First International Advisers, LLC (“First International”) dated as of May 1, 2011. [29]

(d)(18)(i)	Investment Advisory Agreement between FMG LLC and Lord Abbett & Co. LLC (“Lord Abbett”) dated as of May 1, 2011. [29]

(d)(18)(ii)	Amendment No. 1 effective as of April 11, 2014, to the Investment Advisory Agreement between FMG LLC and Lord Abbett dated as of May 1, 2011. [42]

(d)(18)(iii)	Amendment No. 2 effective June 1, 2014, to the Investment Advisory Agreement between FMG LLC and Lord Abbett dated as of May 1, 2011. [42]

(d)(18)(iv)	Amendment No. 3 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Lord Abbett dated as of May 1, 2011. [44]

(d)(19)(i)	Investment Advisory Agreement between FMG LLC and The Dreyfus Corporation (“Dreyfus”) dated as of May 1, 2011. [29]

(d)(20)(i)	Investment Advisory Agreement between FMG LLC and Bridgeway Capital Management, Inc. (“Bridgeway”) dated as of May 1, 2011. [29]

(d)(21)(i)	Investment Advisory Agreement between FMG LLC and Davis Selected Advisers, L. P. (“Davis”) dated as of May 1, 2011. [29]

(d)(22)(i)	Investment Advisory Agreement between FMG LLC and Franklin Advisory Services, LLC (“Franklin Advisory”) dated as of May 1, 2011. [29]

6

(d)(22)(ii)	Amendment No. 1 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Franklin Advisory dated as of May 1, 2011. [44]

(d)(23)(i)	Investment Advisory Agreement between FMG LLC and Franklin Mutual Advisers, LLC (“Franklin Mutual”) dated as of May 1, 2011. [29]

(d)(23)(ii)	Amendment No. 1 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Franklin Mutual dated as of May 1, 2011. [44]

(d)(24)(i)	Investment Advisory Agreement between FMG LLC and OppenheimerFunds, Inc. (“Oppenheimer”) dated as of May 1, 2011. [29]

(d)(24)(ii)	Amendment No. 1 dated July 19, 2013, to the Investment Advisory Agreement between FMG LLC and Oppenheimer dated as of May 1, 2011. [40]

(d)(24)(iii)	Amendment No. 2 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Oppenheimer dated as of May 1, 2011. [44]

(d)(25)(i)	Investment Advisory Agreement between FMG LLC and Franklin Advisers, Inc. (“Franklin Advisers”) dated as of May 1, 2011. [29]

(d)(25)(ii)	Amendment No. 1 effective as of June 1, 2014, to the Investment Advisory Agreement between FMG LLC and Franklin Advisers dated as of May 1, 2011. [43]

(d)(25)(iii)	Amenement No. 2 effective as of July 16, 2014, to the Investment Advisory Agreement between FMG LLC and Franklin Advisers dated as of May 1, 2011. [44]

(d)(26)(i)(A)(i)	Investment Advisory Agreement between FMG LLC and BlackRock Investment Management LLC (“BlackRock Investment”) effective as of May 1, 2011. [29]

(d)(26)(i)(A)(ii)	Amendment No. 1 effective as of July 26, 2013, to the Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011. [40]

(d)(26)(i)(A)(iii)	Amendment No. 2 effective as of April 4, 2014, to the Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011. [42]

(d)(26)(i)(A)(iv)	Amendment No. 3 effective as of June 1, 2014, to the Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011. [42]

(d)(26)(i)(A)(v)	Amendment No. 4 effective as of July 16, 2014, to the Investment Advisory agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011. [44]

(d)(26)(i)(B)(i)	Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011 with respect to the Tactical Manager Portfolios. [29]

7

(d)(26)(i)(B)(ii)	Amended and Restated Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of August 1, 2011 with respect to the Tactical Manager Portfolios. [33]

(d)(26)(i)(B)(iii)	Amendment No. 1 effective as of July 16, 2014 to the Amended and Restated Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of August 1, 2011 with respect to the Tactical Manager Portfolios. [44]

(d)(27)(i)	Investment Advisory Agreement between FMG LLC and Institutional Capital, LLC (“ICAP”) dated as of May 1, 2011. [29]

(d)(27)(ii)	Amendment No. 1 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and ICAP dated as of May 1, 2011. [44]

(d)(28)(i)	Investment Advisory Agreement between FMG LLC, Wentworth Hauser and Violich, Inc. (“Wentworth Hauser”) and Hirayama Investments, LLC (“Hirayama Investments”) dated as of May 1, 2011. [29]

(d)(28)(ii)	Amended and Restated Investment Advisory Agreement by and among FMG LLC, WHV Investment Management (“WHV”) (formerly known as Wentworth Hauser) and Hirayama Investments effective as of July 10, 2012. [36]

(d)(28)(iii)	Amendment No. 1 as of effective July 16, 2014 to the Amended and Restated Investment Advisory Agreement by and among FMG LLC, WHV and Hirayama Investments effective as of July 10, 2012. [44]

(d)(29)(i)	Investment Advisory Agreement between FMG LLC and BlackRock Capital Management, Inc. (“BlackRock Capital”) effective as of May 1, 2011. [29]

(d)(29)(ii)	Amendment No. 1 effective July 26, 2013, to the Investment Advisory Agreement between FMG LLC and BlackRock Capital effective as of May 1, 2011. [40]

(d)(30)(i)	Investment Advisory Agreement between FMG LLC and Invesco Advisers, Inc. (“Invesco”) dated as of May 1, 2011. [29]

(d)(30)(ii)	Amendment No. 1 effective as of July 16, 2014, to the Investment Advisory Agreement between FMG LLC and Invesco dated as of May 1, 2011. [44]

(d)(30)(iii)	Amendment No. 2 effective as of April 30, 2015, to the Investment Advisory Agreement between FMG LLC and Invesco dated as of May 1, 2011. [45]

(d)(31)(i)	Investment Advisory Agreement between FMG LLC and Northern Cross, LLC (“Northern Cross”) dated as of May 1, 2011. [29]

(d)(31)(ii)	Amendment No. 1 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Northern Cross dated as of May 1, 2011. [44]

(d)(32)(i)	Investment Advisory Agreement between FMG LLC and Templeton Investment Counsel, LLC (“Templeton Investment”) dated as of May 1, 2011. [29]

8

(d)(32)(ii)	Amendment No. 1 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and Templeton Investment dated as of May 1, 2011. [44]

(d)(34)(i)	Investment Advisory Agreement between AXA FMG and EARNEST Partners, LLC (“EARNEST”) dated as of August 1, 2012. [36]

(d)(34)(ii)	Amendment No. 1 effective as of June 1, 2014, to the Investment Advisory Agreement between FMG LLC and EARNEST dated as of August 1, 2012. [42]

(d)(34)(iii)	Amendment No. 2 effective as of July 1, 2014, to the Investment Advisory Agreement between FMG LLC and EARNEST dated as of August 1, 2012. [44]

(d)(35)(i)	Investment Advisory Agreement between AXA FMG and RBC Global Asset Management (U.S.) Inc. (“RBC GAM US”) dated as of December 12, 2012. [36]

(d)(37)(i)	Investment Advisory Agreement between FMG LLC and AXA Investment Managers, Inc. (“AXA IM”) effective as of February 8, 2013. [36]

(d)(37)(ii)	Amendment No. 1 dated October 1, 2014 to the Investment Advisory Agreement between FMG LLC and AXA IM effective as of February 8, 2013. [44]

(d)(38)(i)	Investment Advisory Agreement between FMG LLC and Palisade Capital Management, L.L.C. (“Palisade Capital”) effective as of October 21, 2013. [43]

(d)(39)(i)	Investment Advisory Agreement between FMG LLC and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) effective as of October 21, 2013. [43]

(d)(39)(ii)	Amendment No. 1 effective as of October 1, 2014 to the Investment Advisory Agreement between FMG LLC and AXA Rosenberg effective as of October 21, 2013. [44]

(d)(40)(i)	Investment Advisory Agreement between FMG LLC and Diamond Hill Capital Management, Inc. (“Diamond Hill”) effective as of June 6, 2013. [40]

(d)(40)(ii)	Amendment No. 1 effective as of June 1, 2014, to the Investment Advisory Agreement between FMG LLC and Diamond Hill dated as of June 6, 2013. [42]

(d)(40)(iii)	Amendment No. 2 effective as of July 1, 2014 to the Investment Advisory Agreement between FMG LLC and Diamond Hill dated as of June 6, 2013. [44]

(d)(41)(i)	Investment Sub-Advisory Agreement between FMG LLC and Allianz Global Investors U.S. LLC (“Allianz”) dated as of June 1, 2014. [44]

(d)(42)(i)	Investment Sub-Advisory Agreement between FMG LLC and BlackRock Financial Management, Inc. (“BlackRock Financial”) dated as of June 1, 2014. [43]

(d)(43)(i)	Investment Advisory Agreement between FMG LLC and ClearBridge Investments, LLC (“ClearBridge”) dated as of June 1, 2014. [42]

9

(d)(44)(i)	Investment Sub-Advisory Agreement between FMG LLC and Horizon Asset Management LLC (“Horizon”) dated as of April 4, 2014. [42]

(d)(45)(i)	Investment Sub-Advisory Agreement between FMG LLC and Knightsbridge Asset Management, LLC (“Knightsbridge”) dated as of June 1, 2014. [43]

(d)(46)(i)	Investment Sub-Advisory Agreement between FMG LLC and Pacific Global Investment Management Company (“Pacific Global”) effective as of April 4, 2014. [42]

(d)(47)(i)	Investment Sub-Advisory Agreement between FMG LLC and Scotia Institutional Asset Management US, Ltd. (“Scotia Institutional”) effective as of June 1, 2014. [43]

(d)(48)(i)	Investment Sub-Advisory Agreement between FMG LLC and Westfield Capital Management Company (“Westfield”) effective as of June 1, 2014. [43]

(d)(49)(i)	Investment Sub-Advisory Agreement between FMG LLC and Post Advisory Group, LLC (“Post”) dated as of June 1, 2014. [43]

(d)(50)(i)	Investment Sub-Advisory Agreement between FMG LLC and Thornburg Investment Management, Inc. (“Thornburg”) dated as of June 1, 2014. [43]

(d)(50)(ii)	Amendment No. 1 effective as of July 16, 2014 to the Investment Sub-Advisory Agreement between FMG LLC and Thornburg dated as of June 1, 2014. [44]

(d)(51)(i)	Investment Sub-Advisory Agreement between FMG LLC and DoubleLine Capital LP. (“DoubleLine”) effective as of January 13, 2015. [44]

(d)(51)(ii)	Form of Amendment No. 1 dated as of April 30, 2015, to the Investment Sub-Advisory Agreement between FMG LLC and DoubleLine dated as of January 13, 2015. [45]

(d)(52)(i)	Investment Sub-Advisory Agreement between FMG LLC and Goldman Sachs Asset Management, L.P. (“Goldman”) dated as of April 30, 2015. [45]

(d)(53)(i)	Investment Sub-Advisory Agreement between FMG LLC and Loomis Sayles & Company, L.P. (“Loomis Sayles”) effective as of September 1, 2014. [44]

(e)	Underwriting Contracts

(e)(2)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors, LLC (“AXA Distributors”) dated as of July 15, 2002 with respect to Class IB shares.[6]

(e)(2)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[7]

(e)(2)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[8]

10

(e)(2)(iv)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[8]

(e)(2)(v)	Amendment No. 4, dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[10]

(e)(2)(vi)	Amendment No. 5, dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [11]

(e)(2)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [13]

(e)(2)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [15]

(e)(2)(ix)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [16]

(e)(2)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [17]

(e)(2)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [2][0]

(e)(2)(xii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [21]

(e)(2)(xiii)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [22]

(e)(2)(xiv)	Amendment No. 13 dated September 29, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [24]

(e)(2)(xv)	Amendment No. 14 dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [27]

(e)(2)(xvi)	Amendment No. 15 dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [27]

11

(e)(2)(xvii)	Amendment No. 16 dated as of June 7, 2011 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [30]

(e)(2)(xviii)	Amendment No. 17 dated as of April 12, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [34]

(e)(2)(xviv)	Amendment No. 18 dated as of August 29, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [36]

(e)(2)(xx)	Amendment No. 19 dated as of May 1, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [39]

(e)(2)(xxi)	Amendment No. 20 dated as of October 21, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [39]

(e)(2)(xxii)	Amendment No. 21 dated as of April 4, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [43]

(e)(2)(xxiii)	Amendment No. 22 dated as of June 1, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [43]

(e)(2)(xxiv)	Amendment No. 23 dated as of July 16, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [44]

(e)(2)(xxv)	Amendment No. 24 dated as of April 30, 2015 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [45]

(e)(4)(i)	Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[8]

(e)(4)(ii)	Amendment No. 1 dated July 11, 2007 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [16]

(e)(4)(iii)	Amendment No. 2 dated as of May 1, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [23]

(e)(4)(iv)	Amendment No. 3 dated as of September 29, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [24]

12

(e)(4)(v)	Amendment No. 4 dated as of May 1, 2011 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [29]

(e)(4)(vi)	Amendment No. 5 dated as of April 30, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [34]

(e)(4)(vii)	Amendment No. 6 dated as of September 1, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated as of July 1, 2014 with respect to the Class IB shares of the MONY Portfolios. [44]

(e)(5)(i)	Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares. [29]

(e)(5)(ii)	Amendment No. 1 dated as of April 12, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares. [34]

(e)(5)(iii)	Amendment No. 2 dated as of August 29, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares. [36]

(e)(5)(iv)	Amendment No. 3 dated as of May 1, 2013 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [39]

(e)(5)(v)	Amendment No. 4 dated as of October 21, 2013 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [39]

(e)(5)(vi)	Amendment No. 5 dated as of April 4, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [43]

(e)(5)(vii)	Amendment No. 6 dated as of June 1, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [43]

(e)(5)(viii)	Amendment No. 7 dated as of July 16, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [44]

(e)(5)(ix)	Amendment No. 8 dated as of April 30, 2015 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [45]

(e)(6)(i)	Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to the Class K shares of the MONY Portfolios. [29]

13

(e)(6)(ii)	Amendment No. 1 dated as of April 30, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to the Class K shares of the MONY Portfolios. [34]

(e)(6)(iii)	Amendment No. 2 dated as of September 1, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to the Class K shares of the MONY Portfolios. [44]

(e)(7)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors effective January 1, 2012 with respect to the Class IA shares. [35]

(e)(7)(ii)	Amendment No. 1 effective as of March 1, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors effective January 1, 2012 with respect to the Class IA shares. [35]

(e)(7)(iii)	Amendment No. 2 dated as of April 30, 2012, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [36]

(e)(7)(iv)	Amendment No. 3 dated as of July 10, 2012, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [36]

(e)(7)(v)	Amendment No. 4 dated as of June 1, 2014, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [43]

(e)(7)(vi)	Amendment No. 5 dated as of July 16, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [44]

(f)	Form of Deferred Compensation Plan.[3]

(g)	Custodian Agreements

(g)(1)(i)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[5]

(g)(1)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[7]

(g)(1)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

(g)(1)(iv)	Amendment No. 3, dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

14

(g)(1)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[10]

(g)(1)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [11]

(g)(1)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [14]

(g)(1)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [15]

(g)(1)(ix)	Amendment No. 8 dated April 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [16]

(g)(1)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [17]

(g)(1)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [20]

(g)(1)(xii)	Amendment No. 11 dated July 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [20]

(g)(1)(xiii)	Amendment No. 12 dated January 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [21]

(g)(1)(xiv)	Amendment No. 13 dated May 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [22]

(g)(1)(xv)	Amendment No. 14 dated as of September 29, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [24]

(g)(1)(xvi)	Amendment No. 15 dated as of October 1, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [24]

(g)(1)(xvii)	Amendment No. 16 dated as of August 16, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [27]

15

(g)(1)(xviii)	Amendment No. 17 dated as of December 15, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [27]

(g)(1)(xix)	Amendment No. 18 dated as of December 7, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [28]

(g)(1)(xx)	Amendment No. 19 dated as of May 1, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [29]

(g)(1)(xxi)	Amendment No. 20 dated as of July 20, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [29]

(g)(1)(xxii)	Amendment No. 21 dated as of April 30, 2012 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [34]

(g)(1)(xxiii)	Amendment No. 22 dated as of June 1, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [39]

(g)(1)(xxiv)	Amendment No. 23 dated as of October 21, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [39]

(g)(1)(xxv)	Amendment No. 24 dated as of April 4, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [43]

(g)(1)(xxvi)	Amendment No. 25 dated as of June 1, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [43]

(g)(1)(xxvii)	Amendment No. 26 dated as of July 16, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [44]

(g)(1)(xxviii)	Amendment No. 27 dated as of April 30, 2015 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. (filed herewith)

(h)	Other Material Contracts

(h)(1)(i)	Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [29]

(h)(1)(ii)	Amendment No. 1 dated June 7, 2011 to the Mutual Fund Service Agreement between the Trust and FMG LLC dated May 1, 2011. [30]

16

(h)(1)(iii)	Amendment No. 2 dated September 1, 2011 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [29]

(h)(1)(iv)	Amendment No. 3 dated as of October 1, 2011 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [31]

(h)(1)(v)	Amendment No. 4 dated as of April 12, 2012 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [3][4]

(h)(1)(vi)	Amendment No. 5 dated as of September 1, 2012, to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [36]

(h)(1)(vii)	Amendment No. 6 dated as of May 1, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [39]

(h)(1)(viii)	Amendment No. 7 dated as of September 1, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [39]

(h)(1)(ix)	Amendment No. 8 dated as of October 21, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [39]

(h)(1)(x)	Amendment No. 9 dated as of April 4, 2014 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [43]

(h)(1)(xi)	Amendment No. 10 dated as of June 1, 2014 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [43]

(h)(1)(xii)	Amendment No. 11 dated as of July 16, 2014 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [44]

(h)(1)(xiii)	Amendment No. 12 dated as of September 1, 2014 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [44]

(h)(1)(xiv)	Amendment No. 13 dated as of January 20, 2015 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [44]

(h)(1)(A)(i)	Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [45]

(h)(2)(i)	Sub-Administration Agreement between FMG LLC and JPMorgan Chase Bank dated May 1, 2011. [29]

(h)(2)(A)(i)	Sub-Administration Agreement dated April 1, 2015 between FMG LLC and JPMorgan Chase Bank. (filed herewith)

(h)(3)(i)	Expense Limitation Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [29]

(h)(3)(ii)	Amendment No. 1 dated as of June 7, 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [30]

17

(h)(3)(iii)	Amendment No. 2 dated as of August 19, 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [29]

(h)(3)(iv)	Amendment No. 3 effective as of January 1, 2012 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [31]

(h)(3)(v)	Amendment No. 4 effective as of April 12, 2012 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [34]

(h)(3)(vi)	Amendment No. 5 effective as of May 1, 2013 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [37]

(h)(3)(vii)	Amendment No. 6 effective as of May 1, 2013 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [37]

(h)(3)(viii)	Amendment No. 7 effective as of April 11, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [43]

(h)(3)(ix)	Amendment No. 8 effective as of May 1, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [43]

(h)(3)(x)	Amendment No. 9 effective as of June 1, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [43]

(h)(3)(xi)	Amendment No. 10 effective as of July 16, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [44]

(h)(3)(xii)	Amendment No. 11 effective as of September 1, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [44]

(h)(3)(xiii)	Amendment No. 12 effective as of April 30, 2015 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [45]

(h)(4)(i)	Amended and Restated Participation Agreement among the Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors and AXA Advisors dated as of July 15, 2002.[6]

(h)(4)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[7]

(h)(4)(iii)	Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

(h)(4)(iv)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

18

(h)(4)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[10]

(h)(4)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [12]

(h)(4)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [14]

(h)(4)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [15]

(h)(4)(ix)	Amendment No. 8 dated January 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [17]

(h)(4)(x)	Amendment No. 9 dated May 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [20]

(h)(4)(xi)	Amendment No. 10 dated January 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [21]

(h)(4)(xii)	Amendment No. 11 dated May 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [22]

(h)(4)(xiii)	Amendment No. 12 dated September 29, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [24]

(h)(4)(xiv)	Amendment No. 13 dated August 16, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [27]

(h)(4)(xv)	Amendment No. 14 dated as of December 15, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [27]

(h)(4)(xvi)	Amendment No. 15 dated June 7, 2011 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [30]

(h)(4)(xvii)	Amendment No. 16 dated as of April 30, 2012 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable and AXA Distributors dated July 15, 2002. [36]

19

(h)(4)(xviii)	Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [38]

(h)(4)(xix)	Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [39]

(h)(4)(xx)	Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [39]

(h)(4)(xxi)	Amendment No. 3 dated as of April 4, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [43]

(h)(4)(xxii)	Amendment No. 4 dated as of June 1, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [43]

(h)(4)(xxiii)	Amendment No. 5 dated as of July 16, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [44]

(h)(4)(xxiv)	Amendment No. 6 dated as of April 30, 2015 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [45]

(h)(5)(i)	Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Advisors, the Investment Plan for Employees, Managers and Agents, and AXA Equitable dated July 10, 2002.[6]

(h)(5)(ii)	Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [36]

(h)(5)(iii)	Amendment No. 1 dated as of September 1, 2014 to the Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [44]

(h)(5)(iv)	Amendment No. 2 dated as of April 30, 2015 to the Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. (filed herewith)

(h)(6)(i)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY Life”), and AXA Distributors dated as of May 23, 2012. [4][0]

(h)(6)(ii)	Amendment No. 1 dated June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MONY Life, and AXA Distributors dated as of May 23, 2012. [40]

20

(h)(6)(iii)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY”) and AXA Distributors effective as of October 1, 2013. [40]

(h)(6)(iv)	Amendment No. 1 dated as of April 4, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [43]

(h)(6)(v)	Amendment No. 2 dated as of June 1, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [43]

(h)(6)(vi)	Amendment No. 3 dated as of July 16, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [44]

(h)(7)(i)	Amended and Restated Participation Agreement among the Trust, MONY Life Insurance Company of America (“MLOA”) and AXA Distributors dated as of May 23, 2012. [40]

(h)(7)(ii)	Amendment No. 1 dated as of June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [40]

(h)(7)(iii)	Amendment No. 2 dated as of October 21, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [40]

(h)(7)(iv)	Amendment No. 3 dated as of November 1, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [42]

(h)(7)(v)	Amendment No. 4 dated as of April 4, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [43]

(h)(7)(vi)	Amendment No. 5 dated as of June 1, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [43]

(h)(7)(vii)	Amendment No. 6 dated as of July 16, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [44]

(h)(7)(viii)	Amendment No. 7 dated as of April 30, 2015 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [45]

21

(i)	Legal Opinion

(i)(1)	Opinion and Consent of K&L Gates LLP with respect to the Portfolios other than the AXA/AB Dynamic Growth Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, AXA Invesco Strategic Allocation Portfolio and AXA/Goldman Sachs Strategic Allocation Portfolio. (filed herewith)

(i)(2)	Opinion and Consent of K&L Gates LLP with respect to the AXA/AB Dynamic Growth Portfolio, AXA/DoubleLine Opportunistic Core Plus Bond Portfolio, AXA Invesco Strategic Allocation Portfolio and AXA/Goldman Sachs Strategic Allocation Portfolio.[45]

Other Consents

(j)(1)	Consent of Independent Registered Public Accounting Firm. (filed herewith)

(k)	None

(l)	None

(m)	Distribution Plans

(m)(1)(a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares adopted as of July 14, 2010. [26]

(m)(2)(a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares of the MONY Portfolios adopted as of July 14, 2010. [26]

(m)(3)(a)	Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA shares adopted as of July 12, 2011. [33]

(n)	Multiple Class Plan

(n)(1)	Revised Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act. [29]

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Trust, FMG LLC and AXA Distributors, effective December 2011. [31]

(p)(2)	Revised Code of Ethics of AllianceBernstein, updated July 2014. [44]

(p)(3)	Revised Code of Ethics of Calvert, effective July 2012. [36]

(p)(4)	Revised Code of Ethics of Capital Guardian effective September 2014. [44]

(p)(5)	Revised Code of Ethics of J.P. Morgan, revised revised May 6, 2014. [44]

(p)(6)	Revised Code of Ethics of MFSIM, effective September 19, 2014. [44]

(p)(7)	Revised Code of Ethics of MSIM, effective October 1, 2014. [44]

22

(p)(8)	Revised Code of Ethics of T. Rowe Price, effective July 1, 2014. [44]

(p)(9)	Revised Code of Ethics of Marsico effective December 10, 2012. [36]

(p)(10)	Revised Code of Ethics of PIMCO, effective March 2014. [44]

(p)(11)	Revised Code of Ethics of Wellington, effective August 1, 2013. [41]

(p)(12)	Revised Code of Ethics of Boston Advisors, effective December 2013. [44]

(p)(13)	Revised Code of Ethics of GAMCO, effective August 7, 2014. [44]

(p)(14)	Revised Code of Ethics of Montag, effective October 21, 2013. [41]

(p)(15)	Revised Code of Ethics of SSgA FM, effective September 16, 2014. [44]

(p)(16)	Revised Code of Ethics of UBS, effective January 7, 2013. [36]

(p)(17)	Revised Code of Ethics of Wells Capital and First International effective December 8, 2014. [44]

(p)(18)	Revised Code of Ethics of Lord Abbett, effective as of October 2013. [41]

(p)(19)	Revised Code of Ethics of Dreyfus and BNY Mellon, effective December 2014. [44]

(p)(20)	Revised Code of Ethics of Bridgeway, as amended October 25, 2010. [28]

(p)(21)	Revised Code of Ethics of Davis, effective August 2009. [24]

(p)(22)	Revised Code of Ethics of Franklin Advisory, Franklin Mutual, Franklin Advisers, and Templeton Investment revised May 2010 effective May 1, 2013. [41]

(p)(23)	Revised Code of Ethics of Oppenheimer, effective June 3, 2013. [41]

(p)(24)	Revised Code of Ethics of, BlackRock Investment, BlackRock Capital and BlackRock Financial effective July 21, 2014. [44]

(p)(25)	Revised Code of Ethics of ICAP, effective March 1, 2014. [44]

(p)(26)	Revised Code of Ethics of WHV, effective September 2014. [44]

(p)(27)	Revised Code of Ethics of Hirayama Investments, dated July 1, 2013. [41]

(p)(28)	Revised Code of Ethics of Invesco, effective January 1, 2015. [44]

(p)(29)	Revised Code of Ethics of Northern Cross dated March 18, 2014. [44]

(p)(31)	Code of Ethics of EARNEST, revised August 4, 2008. [31]

(p)(32)	Code of Ethics of RBC GAM (US) revised, August 22, 2013. [41]

(p)(34)	Revised Code of Ethics of AXA IM, effective December 2014 [44]

23

(p)(35)	Revised Code of Ethics of Palisade Capital amended February 2014. [44]

(p)(36)	Code of Ethics of AXA Rosenberg revised November 2013. [43]

(p)(37)	Code of Ethics of Diamond Hill dated December 31, 2013. [41]

(p)(38)	Revised Code of Ethics of Allianz, amended May 5, 2014. [44]

(p)(39)	Code of Ethics of ClearBridge. [42]

(p)(40)	Revised Code of Ethics of Horizon, updated April 2014. [44]

(p)(41)	Revised Code of Ethics of Knightsbridge, amended March 1, 2014. [44]

(p)(42)	Code of Ethics of Pacific Global. [42]

(p)(43)	Code of Ethics of Scotia Institutional. [42]

(p)(44)	Revised Code of Ethics of Westfield, revised August 5, 2014. [44]

(p)(45)	Revised Code of Ethics of Post effective June 2014. [44]

(p)(46)	Revised Code of Ethics of Thornburg dated March 2014. [44]

(p)(47)	Code of Ethics of DoubleLine, effective August 21, 2014. [44]

(p)(48)	Code of Ethics of Goldman, effective February 6, 2012. [45]

(p)(49)	Code of Ethics of Loomis Sayles, as amended December 18, 2014. [44]

Other Exhibits:

Revised Powers of Attorney. [16]

Powers of Attorney for Kenneth L. Walker and Caroline L. Williams. [31]

Powers of Attorney for Donald E. Foley and H. Thomas McMeekin. [40]

1.	Incorporated by reference to and/or previously filed with Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).
2.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).
3.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).
4.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on January 23, 2001 (File No. 333-17217).
5.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).

24

6.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).
7.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).
8.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).
9.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on February 8, 2005 (File No. 333-17217).
10.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).
11.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005 (File No. 333-17217).
12.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on April 5, 2006 (File No. 333-17217).
13.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2006 (File No. 333-17217).
14.	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2007 (File No. 333-17217).
15.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 (File No. 333-17217).
16.	Incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on October 4, 2007 (File No. 333-17217).
17.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on December 27, 2007 (File No. 333-17217).
18.	Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A filed on February 1, 2008 (File No. 333-17217).
19.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on April 1, 2008 (File No. 333-17217).
20.	Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2009 (File No. 333-17217).
21.	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on March 16, 2009 (File No. 333-17217).
22.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed on April 15, 2009 (File No. 333-17217).
23.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2009 (File No. 333-17217).
24.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2010 (File No. 333-17217).
26.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on October 5, 2010 (File No. 333-17217).
27.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed on February 3, 2011 (File No. 333-17217).
28.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2011 (File No. 333-17217).

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29.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on August 16, 2011 (File No. 333-17217).
30.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on August 17, 2011 (File No. 333-17217).
31.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2012 (File No. 333-17217).
32.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed on February 1, 2012 (File No. 333-17217).
33.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2012 (File No. 333-17217).
34	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-17217).
35.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-17217).
36.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A filed on February 7, 2013 (File No. 333-17217).
37.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 98 to the Registrant’s Registration Statement filed on April 30, 2013 (File No. 333-17217).
38.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 100 to the Registrant’s Registration Statement filed on July 22, 2013 (File No. 333-17217).
39.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on October 1, 2013 (File No. 333-17217).
40.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 103 to the Registrant’s Registration Statement filed on January 10, 2014 (File No. 333-17217).
41.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on February 11, 2014 (File No. 333-17217).
42.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on April 11, 2014 (File No. 333-17217).
43.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on April 30, 2014 (File No. 333-17217).
44.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on February 5, 2015. (File No. 333-17217)
45.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 113 to the Registrant’s Registration Statement filed on April 16, 2015. (File No. 333-17217)

Item 29.	Persons Controlled by or Under Common Control with the Trust

AXA Equitable Life Insurance Company (“AXA Equitable”) controls the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of March 31, 2015. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters, if applicable. The Trust

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may in the future offer its shares to insurance companies affiliated and unaffiliated with AXA Equitable, to the AXA Equitable 401(k) Plan, to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC, and to other investors eligible under applicable tax regulations.

AXA Equitable is a New York stock life insurance corporation and is an indirect wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), which is a subsidiary of AXA, a French insurance holding company. AXA Financial continues to own 100% of AXA Equitable’s common stock. On September 7, 2004 the name “The Equitable Life Assurance Society of the United States” was changed to “AXA Equitable Life Insurance Company.” FMG LLC is a wholly owned subsidiary of AXA Equitable.

AXA owns, directly or indirectly through its affiliates, 100% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA’s insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in other regions including the Middle East, Africa and Latin America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities globally.

Item 30.	Indemnification

Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws.

Article VII, Section 2 of the Declaration of Trust of EQ Advisors Trust (“Trust”) states, in relevant part, that a “Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the By-Laws.” Article VII, Section 4 of the Trust’s Declaration of Trust further states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.”

Article VI, Section 2 of the Trust’s By-Laws states, in relevant part, that “[s]ubject to the exceptions and limitations contained in Section 3 of this Article VI, every [Trustee, officer, employee or other agent of the Trust] shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Article VI, Section 3 of the Trust’s By-Laws further states, in relevant part, that “[n]o indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was

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brought that such [Trustee, officer, employee or other agent of the Trust] was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such [Trustee, officer, employee or other agent of the Trust] did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged.” Article VI, Section 4 of the Trust’s By-Laws also states that the “rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party’s] heirs, executors and administrators.”

Registrant’s Investment Management Agreements state:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5(a) and 5(b) of the Registrant’s Investment Advisory Agreements generally state:

5.	LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the services provided to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy

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materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnities may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees for use therein.

Section 14 of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless [the Distributor] from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which [the Distributor] may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by [the Distributor].

[The Distributor] will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of [the Distributor] in its capacity as a principal underwriter of the Trust’s Class [IA, IB and/or K] shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that [the Distributor] shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

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Section 6 of the Registrant’s Amended and RestatedMutual Funds Service Agreement states:

(a) FMG LLC shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or gross negligence on FMG LLC’s part (or on the part of any third party to whom FMG LLC has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by FMG LLC (or by such third party) of its obligations and duties under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party) or, subject to Section 10 below, FMG LLC’s (or such third party) refusal or failure to comply with the terms of this Agreement (in the case of FMG LLC) or an agreement with FMG LLC (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party). In no event shall FMG LLC (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if FMG LLC (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that FMG LLC may be held liable pursuant to Section 6(a) above, FMG LLC shall not be responsible for, and the Trust shall indemnify and hold FMG LLC harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities including, but not limited to, those arising out of or attributable to:

(i) any and all actions of FMG LLC or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by FMG LLC or its officers or agents of information, records, or documents which are received by FMG LLC or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving gross negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by FMG LLC or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to FMG LLC by data services, including data services providing information in connection with any third party computer system licensed to FMG LLC, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

30

(viii) any failure of the Trust’s Registration Statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom FMG LLC or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Portfolio, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify FMG LLC pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Article VIII of the Registrant’s Participation Agreement states:

8.1(a). AXA Equitable Life Insurance Company (for the purposes of this Article, “Equitable”) agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributors, and the directors and officers and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or contained in the Equitable Contracts or sales literature for the Equitable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary

31

to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Equitable by or on behalf of the Trust for use in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or in the Equitable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust not supplied by Equitable or persons under its control) or wrongful conduct of Equitable or persons under its control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or Statement of Additional Information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of Equitable; or

(iv) arise as a result of any failure by Equitable to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by Equitable in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof…

8.2(a). Each of the Distributors agrees to indemnify and hold harmless Equitable, and the Trust and each of their directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributors), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributors or Trust by or on behalf of Equitable for use in the Registration Statement, prospectus, or Statement of Additional Information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

32

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or Statement of Additional Information, or sales literature for the Equitable Contracts not supplied by the Distributors or persons under their control) or wrongful conduct of the Distributors or persons under their control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or Statement of Additional Information or sales literature covering the Equitable Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Equitable by or on behalf of the Distributors or the Trust; or

(iv) arise as a result of any failure by the Distributors or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributors or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributors in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributors;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof…

8.3(a) The Trust agrees to indemnify and hold harmless Equitable and each of its directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

(i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof…

Article VII of the Registrant’s Second Amended and Restated Retirement Plan Participation Agreement states:

7.1. Indemnification By the Plan. Except as provided to the contrary in Section 7.4 or 7.5 hereof, AXA Equitable and the Plan shall jointly and severally indemnify and hold harmless the Trust, each member of the Board, the Distributor, the trustees, directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified

33

Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AXA Equitable and the Plan), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon:

(i) the failure (intentional or otherwise) of the Plan at any time to be or to continue to be a Qualified Plan…;

(ii) the sale or acquisition of the Class K shares of the Designated Portfolios and (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact made by AXA Equitable or the Plan or any person under its control or the omission or the alleged omission to state a material fact required to be stated or necessary to make such statements not misleading, unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished by the Trust or the Distributor to AXA Equitable or the Plan for use in connection with the sale or distribution of Class K shares of the Designated Portfolios; or (2) arise out of or as a result of warranties or representations (other than warranties or representations contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust not supplied by the Plan or persons under its control) or wrongful conduct of AXA Equitable or the Plan or any of such, with respect to the sale or distribution of Class K shares of the Designated Portfolios; or (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such a statement or omission was made in reliance upon information furnished to the Trust or the Distributor by AXA Equitable or the Plan or persons under their control; or

(iii) arise as a result of any failure by the Plan to provide the services or furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(iv) arise out of or result from any material breach of any representation and/or warranty made by AXA Equitable or the Plan in this Agreement or arise out of or result from any other material breach of this Agreement by AXA Equitable or the Plan.

7.2. Indemnification by the Distributor. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Distributor shall indemnify and hold harmless the Plan, its trustees, the Trust, the Board and their officers and each person, if any, who controls the Plan within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon

(i) the sale or acquisition of Class K shares of the Designated Portfolios by the Plan and (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by the Distributor to the Trust for use in a Registration Statement, any SEC Disclosure

34

Materials or sales literature of the Trust or otherwise for use in connection with the sale or acquisition of Class K shares of the Delegated Portfolios by the Plan; or (2) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, but only if such statement or omission was made in reliance upon information furnished to the Plan or the Trust by the Distributor; or

(ii) any failure by the Distributor to provide the services and furnish the materials required to be provided or furnished by the Distributor under the terms of this Agreement; or

(iii) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.

7.3. Indemnification By the Trust. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Trust shall indemnify and hold harmless the Plan and each of its trustees and officers, the Distributor, the directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to, arise out of or are based upon:

(i) any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust….

UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 31.	Business and Other Connections of the Manager and Advisers

FMG LLC is a registered investment adviser and serves as investment manager for all funds of the Registrant. The descriptions of FMG LLC and each of the advisers, as applicable, under the caption “Management of the Trust - The Manager” or “About the Investment Portfolios” in the Prospectuses and under the caption “Investment Management and Other Services” in the Statements of Additional Information constituting Parts A and B, respectively, of the Trust’s Registration Statement are incorporated herein by reference.

The information as to the directors and officers of FMG LLC is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-72220) and is incorporated herein by reference.

FMG LLC, with the approval of the Registrant’s Board of Trustees, selects advisers for certain portfolios of the Registrant. The following companies, all of which are registered investment advisers, serve as advisers for such portfolios.

The information as to the directors and officers of MFSIM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17352) and is incorporated herein by reference.

The information as to the directors and officers of MSIM is set forth in Morgan Stanley Dean Witter Investment Management Inc.’s Form ADV filed with the Securities and Exchange Commission (File No. 801-15757) and is incorporated herein by reference.

The information as to the directors and officers of J. P. Morgan is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) and is incorporated herein by reference.

The information as to the directors and officers of First International is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-42427) and is incorporated herein by reference.

The information as to the directors and officers of AllianceBernstein is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) and is incorporated herein by reference.

The information as to the directors and officers of Capital Guardian is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60145) and is incorporated herein by reference.

The information as to the directors and officers of Calvert is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17044) and is incorporated herein by reference.

The information as to the directors and officers of Marsico is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) and is incorporated herein by reference.

The information as to the directors and officers of Boston Advisors is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-66535) and is incorporated herein by reference.

The information as to the directors and officers of GAMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-14132) and is incorporated herein by reference.

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The information as to the directors and officers of UBS is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-34910) and is incorporated herein by reference.

The information as to the directors and officers of Wellington Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) and is incorporated herein by reference.

The information as to the directors and officers of PIMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) and is incorporated herein by reference.

The information as to directors and officers of Lord Abbett is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-6997) and is incorporated herein by reference.

The information as to directors and officers of Dreyfus is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8147) and is incorporated herein by reference.

The information as to directors and officers of Franklin is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-51967) and is incorporated herein by reference.

The information as to directors and officers of Franklin Mutual is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-53068) and is incorporated herein by reference.

The information as to directors and officers of Oppenheimer is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8253) and is incorporated herein by reference.

The information as to directors and officers of Templeton Investment is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15125) and is incorporated herein by reference.

The information as to directors and officers of Franklin Advisers is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) and is incorporated herein by reference.

The information as to directors and officers of ICAP is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40779) and is incorporated herein by reference.

The information as to directors and officers of WHV Investment Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46131) and is incorporated herein by reference.

The information as to directors and officers of BlackRock Investment is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56972) and is incorporated herein by reference.

The information as to directors and officers of T. Rowe Price is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-856) and is incorporated herein by reference.

The information as to directors and officers of SSgA FM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60103) and is incorporated herein by reference.

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The information as to directors and officers of Hirayama Investments is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-69407) and is incorporated herein by reference.

The information as to directors and officers of Wells Capital Management, Inc. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21122) and is incorporated herein by reference.

The information as to directors and officers of Invesco Advisers, Inc. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-33949) and is incorporated herein by reference.

The information as to directors and officers of Northern Cross, LLC. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-62668) and is incorporated herein by reference.

The information as to directors and officers of EARNEST is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56189) and is incorporated herein by reference.

The information as the directors and officers of RBC GAM (US) is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-20303) and is incorporated herein by reference.

The information for AXA IM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60374) and is incorporated herein by reference.

The information for Palisade Capital is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48401) and is incorporated herein by reference.

The information for AXA Rosenberg is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) and is incorporated herein by reference.

The information for Diamond Hill is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-32176) and is incorporated herein by reference.

The information for Allianz is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-69803) and is incorporated herein by reference.

The information for BlackRock Financial is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48433) and is incorporated herein by reference.

The information for ClearBridge is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-64710) and is incorporated herein by reference.

The information for Horizon is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47515) and is incorporated herein by reference.

The information for Knightsbridge is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-55731) and is incorporated herein by reference.

The information for Pacific Global is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-41668) and is incorporated herein by reference.

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The information for Scotia Institutional is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-49353) and is incorporated herein by reference.

The information for Westfield is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-69413) and is incorporated herein by reference.

The information for Thornburg is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17853) and is incorporated herein by reference.

The information for Post is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-57939) and is incorporated herein by reference.

The information for Doubleline is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-70942) and is incorporated herein by reference.

The information for Goldman is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-37591) and is incorporated herein by reference.

The information for Loomis Sayles is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-170) and is incorporated herein by reference.

Item 32.	Principal Underwriter.

(a) AXA Distributors is the principal underwriter of the Trust’s shares. AXA Distributors also serves as a principal underwriter for AXA Premier VIP Trust and Separate Account No. 49 of AXA Equitable.

(b) Set forth below is certain information regarding the directors and officers of AXA Distributors, the principal underwriter of the Trust’s shares. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104.

AXA Distributors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS
Manish Agarwal	Director
Nicholas B. Lane	Director
Kevin Molloy	Director
Todd P. Solash	Director
OFFICERS
Nicholas B. Lane	Chairman of the Board, President, Chief Executive Officer & Chief Retirement Savings Officer
Manish Agarwal	Senior Vice President
Ori Ben-Yishai	Senior Vice President
Harvey T. Fladeland	Senior Vice President
Nelida Garcia	Senior Vice President
Peter D. Golden	Senior Vice President
David Kahal	Senior Vice President

39

AXA Distributors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
Kevin M. Kennedy	Senior Vice President
Windy Lawrence	Senior Vice President
Michael P. McCarthy	Senior Vice President and National Sales Manager
Kevin Molloy	Senior Vice President
Timothy P. O’Hara	Senior Vice President
Michael Schumacher	Senior Vice President
Todd P. Solash	Senior Vice President
Mark Teitelbaum	Senior Vice President
Frank Acierno	Vice President
Gerald J. Carroll	Vice President
James S. Crimmins	Vice President
Lisa DiMario	Vice President and Assistant Treasurer
Karen Farley	Vice President
Kathryn Ferrero	Vice President
Richard Frink	Vice President
Michael J. Gass	Vice President
Nicholas J. Gismondi	Vice President and CFO
Katharyn S. Gopie	Vice President
Nicholas D. Huth	Vice President and General Counsel
Laird Johnson	Vice President
Gina Jones	Vice President and Financial Crime Officer
Page W. Long	Vice President
James S. O’Connor	Vice President
Matthew A. Schirripa	Vice President
Samuel Schwartz	Vice President
Jeffrey D. Spritzer	Vice President
Vun Zhang	Vice President and Treasurer
Jonathan Zales	Vice President
Caitlin Fleming	Assistant Vice President
Elizabeth M. Hafez	Assistant Vice President
Gregory C. Lashinsky	Assistant Vice President, Financial Operations Principal
Enrico Mossa	Assistant Vice President
Richard L. Olewnik	Assistant Vice President
James C. Pazareskis	Assistant Vice President
Denise Tedeschi	Assistant Vice President and Assistant Secretary
Francesca Divone	Secretary
Sue Ann Charles	Assistant Secretary

(c) Inapplicable.

Item 33.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

40

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JPMorgan Chase Bank

270 Park Avenue

New York, New York 10007

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Manager or Sub-Administrator:

AXA Equitable Funds Management Group, LLC 1290 Avenue of the Americas New York, NY 10104	J.P. Morgan Chase Bank, N.A. 70 Fargo Street Boston, MA 02210

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Manager or Advisers:

AXA Equitable Funds Management Group, LLC 1290 Avenue of the Americas New York, NY 10104*	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105

MFS Investment Management 500 Boylston Street Boston, MA 02116	Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020

Capital Guardian Trust Company 11100 Santa Monica Boulevard 17th Floor Los Angeles, CA 90025	JPMorgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036

Calvert Asset Management Company, Inc. 4550 Montgomery Avenue Suite 1000N Bethesda, MD 20814	Marsico Capital Management, LLC 1200 17th Street Denver, CO 80202

Boston Advisors, LLC One Federal Street 26th Floor Boston, MA 02110	GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580

The Dreyfus Corporation 200 Park Avenue New York, NY 10166	Wellington Management Company LLP 75 State Street Boston, MA 02109

41

First International Advisors 3 Bishopsgate London EC2N 3AB England	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302

Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, NJ 07024	UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606

Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906

BlackRock Investment Management LLC P.O. Box 9011 Princeton, NJ 08543-9011	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street, 11th Floor New York, NY 10281-1008

Templeton Investment Counsel 5500 E. Broward Boulevard Fort Lauderdale, FL 33394

Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	WHV Investment Management 353 Sacramento Street Suite 600 San Francisco, CA 94111

Institutional Capital, LLC 225 W. Wacker Drive Suite 2400 Chicago, IL 60606	Hirayama Investments 301 Battery Street Suite 400 San Francisco, CA 94111

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	SSgA Funds Management One Lincoln Street Boston, MA 02111

Pacific Investment Management Company, LLC 840 Newport Center Drive Newport Beach, CA 92660	Northern Cross, LLC 125 Summer Street, Suite 1400 Boston, MA 02110

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Wells Capital Management 525 Market Street 10th Floor San Francisco, CA 94105	EARNEST Partners, LLC 1180 Peachtree Street, NE Atlanta, GA, 30309

RBC Global Asset Management (U.S.) Inc. 100 South Fifth Street Suite 2300 Minneapolis, MN 55402	AXA Investment Managers, Inc. One Fawcett Place Greenwich, CT 06830

Palisades Capital Management, L.L.C. One Bridge Plaza Fort Lee, NJ 07024	AXA Rosenberg Investment Management LLC 4 Orinda Way, Building E Orinda, CA 94563

Diamond Hill Capital Management, Inc. 325 John H. McConnell Blvd., Suite 200 Columbus, OH 43215	Allianz Global Investors US LLC Four Embarcadero Center San Francisco, CA 94111-4189

BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	ClearBridge Advisors LLC 620 Eighth Avenue New York, NY 10018

Horizon Asset Management, Inc. 470 Park Avenue South New York, NY 10016	Knightsbridge Asset Management, LLC 660 Newport Center Drive, Suite 460 Newport Beach, CA 92660

Pacific Global Investment Management Company 101 N. Brand Blvd., Suite 1950 Glendale, CA 91203	Scotia Institutional Asset Management US, Ltd 1 Adelaide Street East Toronto, Ontario Canada M5C2V9

Westfield Capital Management Company One Financial Center Boston, MA 02111	Post Advisory Group, LLC 11755 Wilshire Boulevard Suite, 1400 Los Angeles, CA 90025

Thornburg Investment Management, Inc. 2300 North Ridgetop Road Santa Fe, NM 87506	DoubleLine Capital LP 333 South Grand Avenue 18th Floor Los Angeles, CA 90071

Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282	Loomis, Sayles & Company, L.P. One Financial Center Boston, Massachusetts 02111

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Item 34.	Management Services

None.

Item 35.	Undertakings

Inapplicable

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 114 to its Registration Statement on Form N-1A (“Post-Effective Amendment”) meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 24th day of April 2015.

EQ ADVISORS TRUST

By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	Trustee, Chairman, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, Chairman, President and Chief Executive Officer	April 24, 2015

/s/ Christopher P. A. Komisarjevsky* Christopher P.A. Komisarjevsky	Trustee	April 24, 2015

/s/ Gary S. Schpero* Gary S. Schpero	Trustee	April 24, 2015

/s/ Harvey Rosenthal* Harvey Rosenthal	Trustee	April 24, 2015

/s/ Kenneth L. Walker* Kenneth L. Walker	Trustee	April 24, 2015

/s/ Caroline L. Williams* Caroline L. Williams	Trustee	April 24, 2015

/s/ Donald E. Foley* Donald E. Foley	Trustee	April 24, 2015

/s/ H. Thomas McMeekin* H. Thomas McMeekin	Trustee	April 24, 2015

/s/ Brian Walsh* Brian Walsh	Treasurer and Chief Financial Officer	April 24, 2015

*By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

EXHIBIT INDEX

(d)(6)(i)(B)(iv)	Amendment No. 3 effective as of April 30, 2015 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the AXA/AB Short Duration Government Bond Portfolio (formerly, EQ/AllianceBernstein Short Duration Government Bond Portfolio).

(g)(1)(xxviii)	Amendment No. 27 dated as of April 30, 2015 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.

(h)(2)(A)(i)	Sub-Administration Agreement dated April 1, 2015 between FMG LLC and JPMorgan Chase Bank.

(h)(5)(iv)	Amendment No. 2 dated as of April 30, 2015 to the Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012.

(i)(2)	Opinion and Consent of K&L Gates LLP with respect to the Portfolios.

(j)(1)	Consent of Independent Registered Public Accounting Firm.